UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	1/2/2004	-6.44%	-3.11%	5.07%	7.07%	1.07%
		Excluding sales charges		-3.55	-0.11	6.26	7.68	1.07
Investor Class Shares[4,5]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-6.06	-2.85	4.83	6.86	1.36
		Excluding sales charges		-3.65	-0.36	6.03	7.47	1.36
Class B Shares[6]	Maximum 5% CDSC	With sales charges	1/2/2004	-7.90	-5.14	4.93	6.66	2.11
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-4.02	-1.14	5.22	6.66	2.11
Class C Shares	Maximum 1% CDSC	With sales charges	12/30/2002	-4.80	-1.91	5.23	6.67	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges		-4.02	-1.11	5.23	6.67	2.11
Class I Shares	No Sales Charge		5/1/1989	-3.42	0.13	6.52	7.94	0.83
Class R1 Shares	No Sales Charge		1/2/2004	-3.47	0.04	6.42	7.84	0.93
Class R2 Shares	No Sales Charge		1/2/2004	-3.59	-0.21	6.18	7.58	1.18
Class R3 Shares	No Sales Charge		4/28/2006	-3.74	-0.48	5.88	7.29	1.43
Class R6 Shares	No Sales Charge		12/15/2017	-3.38	0.22	N/A	6.19	0.73

1.
Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.

2.	Not annualized.
3.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Prior to November 4, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
6.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	-3.94%	1.32%	9.06%	11.17%
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]	-6.43	-6.48	1.27	1.55
Balanced Composite Index[4]	-4.83	-1.71	6.25	7.49
Russell Midcap® Value Index[5]	-4.84	0.00	8.61	11.40
Morningstar Allocation-50% to 70% Equity Category Average[6]	-8.84	-4.42	6.71	6.88

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit
Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the
Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Fund's Russell Midcap® Value Index has been replaced as the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap®
Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.
The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$964.50	$5.16	$1,019.54	$5.31	1.06%
Investor Class Shares	$1,000.00	$963.50	$6.43	$1,018.25	$6.61	1.32%
Class B Shares	$1,000.00	$959.80	$10.06	$1,014.53	$10.34	2.07%
Class C Shares	$1,000.00	$959.80	$10.06	$1,014.53	$10.34	2.07%
Class I Shares	$1,000.00	$965.80	$3.95	$1,020.78	$4.06	0.81%
Class R1 Shares	$1,000.00	$965.30	$4.43	$1,020.28	$4.56	0.91%
Class R2 Shares	$1,000.00	$964.10	$5.65	$1,019.04	$5.81	1.16%
Class R3 Shares	$1,000.00	$962.60	$6.86	$1,017.80	$7.05	1.41%
Class R6 Shares	$1,000.00	$966.20	$3.56	$1,021.18	$3.66	0.73%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	U.S. Treasury Notes, 1.875%-2.75%, due 3/31/23–2/15/32
2.	iShares Russell 1000 Value ETF
3.	UnitedHealth Group, Inc.
4.	JPMorgan Chase & Co.
5.	Pfizer, Inc.
6.	Anthem, Inc.
7.	Cisco Systems, Inc.
8.	Merck & Co., Inc.
9.	ConocoPhillips
10.	Morgan Stanley

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and portfolio manager Adam H. Illfelder of Wellington Management Company LLP, the Fund’s equity Subadvisor.
How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Balanced Fund returned −3.42%, outperforming the −3.94% return of the Fund’s primary benchmark, the Russell 1000® Value Index; the −6.43% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark; and the −4.83% return of the Balanced Composite Index, which is an additional benchmark of the Fund. During the reporting period, the Fund also outperformed the −4.84% return of the Russell Midcap® Value Index, which was the Fund's former primary benchmark. For the six months ended April 30, 2022, Class I shares of the Fund outperformed the −8.84% return of the Morningstar Allocation –50% to 70% Equity Category Average.1
What factors affected relative performance in the equity portion of the Fund during the reporting period?
Equity markets declined during the reporting period under pressure from a variety of forces, the most prominent of which included rapidly rising inflation, increasingly hawkish central bank monetary policy, global supply-chain bottlenecks and geopolitical uncertainties related to Russia’s war in Ukraine. The Russell 1000® Value Index slid from near-market highs in early November 2021, to lows in late April 2022 not seen for more than a year. With rising inflation causing investors to discount the value of more distant cash flows, value-oriented stocks that offered attractive near-term cash flows significantly outperformed their growth-oriented counterparts.
The equity portion of the Fund outperformed the Russell 1000® Value Index primarily due to security selection.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?
Strong selection in health care, financials and industrials was partially offset by weaker selection in materials and energy. Sector allocation, a result of our bottom-up stock selection process, detracted from relative results, primarily due to the equity portion of the Fund’s underweight exposure to consumer staples. This negative allocation effect was partially offset by the positive impact of the equity portion of the Fund’s overweight exposure to health care.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
The individual stocks that made the strongest contributions to the equity portion of the Fund’s absolute performance included oil and natural gas company ConocoPhillips and pharmaceutical company Pfizer. (Contributions take weightings and total returns into account.) Shares of ConocoPhillips rose strongly as crude oil prices hit their highest level since 2014, with crude stockpiles falling in each of the first three weeks in January at Cushing, the largest U.S. oil hub. In addition, ConocoPhillips management announced a 50% increase in special dividends in the first quarter of 2022, and plans to increase oil and natural gas production by 18% during the year as a result of recent acquisitions. We trimmed the Fund’s position on strength to maintain position size. Shares of Pfizer rose following the company’s announcement that its booster was shown to provide protection against the COVID-19 Omicron variant. Additionally, the U.S. Food and Drug Administration issued Emergency Use Authorization for the company’s oral antiviral for post-infection patients following positive phase 2/3 study results showing that it reduced the risk of hospitalization or death. We trimmed the Fund’s position during the reporting period.
The holdings that detracted most significantly from absolute performance were global investment bank JPMorgan Chase and Comcast, a leading cable operator and broadband company. Although JPMorgan’s fourth-quarter 2021 earnings beat expectations, shares fell as the company’s growth outlook deteriorated on higher expenses and slower trading activity. We trimmed the position during the reporting period. Comcast faced headwinds from a slowdown in broadband user growth and a decline in cable-TV customers. The company started to experience the fallout of pandemic-driven, heightened subscription demand – beginning its descent to more normal levels. We trimmed the position during the reporting period.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
During the reporting period, the equity portion of the Fund initiated a position in electric power and gas distributor Duke Energy, reflecting our positive opinion of the valuations and cash return characteristics of U.S. regulated utilities, especially after the industry’s underperformance during the last several years. We believe Duke’s operations in the Carolinas offer solid growth potential. The Fund also initiated a position in Welltower, a senior housing real estate investment trust (“REIT”), which we expect to
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

continue to benefit from strong demographic trends in the aging population. We also find the company’s ability to reprice their leases very attractive, in light of the uncertain forward path for inflation.
During the same period, the equity portion of the Fund sold its entire position in specialty materials company Celanese, which announced its acquisition of Dupont’s Mobility & Materials business just before the Russian invasion of Ukraine. We viewed this acquisition as unfortunately timed since it increased Celanese’s leverage and decreased the quality outlook for the company at a moment when macroeconomic conditions were weakening. This undermined our conviction in the long-term sustainability of the company’s dividend and warranted an exit from the position. We also eliminated the Fund’s position in financial services provider Bank of America in favor of more attractive risk/reward opportunity elsewhere.
How did sector weightings change in the equity portion of the Fund during the reporting period?
The equity portion of the Fund’s largest increases in sector exposures relative to the Russell 1000® Value Index were in communication services, industrials and utilities, while the most significant reductions in sector exposure were in materials, financials and information technology.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of April 30, 2022, the equity portion of the Fund held its largest overweight exposures relative to the Russell 1000® Value Index in the health care, information technology and industrials sectors. As of the same date, the equity portion of the Fund’s most significantly underweight exposures were in consumer staples, materials and energy.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index, the fixed-income portion of the Fund held overweight positions in corporates, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained underweight exposure to the U.S. Treasury sector. Option-adjusted spreads2 on the designated benchmark widened 14 basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) The corporate sector was the worst-performing sector, followed by the overweight positions in ABS and U.S. government agencies. Overweight exposure to the CMBS sector also detracted from performance. Within the credit sector, underweight exposure in the non-corporate subcomponent was accretive to relative performance. Underweight exposure to the U.S. Treasury sector was also accretive to relative performance.
During the reporting period, how was the performance of the fixed-income portion of the Fund materially affected by investments in derivatives?
During the reporting period, the use of derivatives was limited to interest-rate derivatives used to keep the duration3 of the fixed-income portion of the Fund in line with our target duration. Generally, interest-rate derivatives had a slightly negative impact on performance.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
During the reporting period, the fixed-income portion of the Fund generally maintained a duration shorter than that of the Bloomberg U.S. Intermediate Government/Credit Bond Index. The Fund’s shorter duration position was concentrated in the front end (0-2 years) of the yield curve.4 This strategy had a positive impact on the performance of the Fund as interest rates moved higher in anticipation of the U.S. Federal Reserve (the “Fed”) tightening monetary policy to rein in inflation. As of April 29, 2022, the fixed-income portion of the Fund’s duration was 3.97 years compared to a duration of 4.00 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, the fixed-income portion of the Fund maintained overweight exposure compared to the Bloomberg U.S. Intermediate Government/Credit Bond Index in the industrials and financials subsectors, both of which detracted from the Fund’s relative performance. Among industrials, performance in the automotive and health care subsectors were particularly weak, most notably bonds issued by General Motors Financial Company, Daimler Finance North America, Fresenius Medical Care and CVS Health. Among financials, overweight exposure to the finance company and REIT subsectors had the most negative impact on relative performance, particularly holdings in Kimco Realty
2.
An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
3.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Balanced Fund

Corporation, Highwoods Realty, AerCap Ireland Capital, and Aircastle. Within securitized products, ABS was the worst-performing sector. Within the floating-rate subcomponent of the ABS sector, collateralized loan obligations (“CLOs”) rated AAA and AA detracted from relative performance5. Within the fixed-rate subcomponent of the ABS sector, equipment, specialty finance and student loan securities detracted the most. Within the CMBS sector, overweight exposure to the non-agency subcomponent detracted from performance. Conversely, the Fund’s relatively underweight exposure to the sovereign, supranational and foreign agency subsectors was slightly accretive to relative performance. Underweight exposure to the U.S. Treasury sector was also accretive to relative performance.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
The largest additions to the fixed-income portion of the Fund during the reporting period included bonds from WarnerMedia Holdings, LSEGA Financing, Santander UK Group Holdings, Fifth Third Bancorp and Baxter International. The largest reductions during the reporting period included positions in Highwoods Realty, Morgan Stanley, Anheuser-Busch InBev Worldwide, Bank of America and Banco Santander.
How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund held overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index to the industrials and financials sectors within the corporate sector. The Fund reduced exposure to corporate credit during the first quarter of 2022, as credit valuations became less attractive. The reduction in corporate credit served to improve quality and flexibility in the Fund, as rate and spread volatility is expected to persist in the foreseeable future. In the ABS sector, we reduced the Fund’s allocation to AAA and AA CLOs in the first quarter of 2022 in order to raise liquidity due to portfolio outflows. In the beginning of the reporting period, we significantly reduced the Fund’s U.S. government agency exposure, particularly in the callable subcomponent. Interest rates moved materially higher due to increased expectations that the Fed would tighten monetary policy more quickly than originally expected, increasing volatility in financial markets. During the last month of the reporting period, we increased the Fund’s allocation to U.S. government agencies from an underweight position to neutral. The allocation adjustment was driven by the improving yield and spread pick-up being offered in the sector.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the fixed-income portion of the Fund held its most significantly overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in ABS. Within the corporate sector, the Fund held overweight positions in financials and utilities. The Fund also held overweight positions in U.S. government agencies and CMBS. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
5.
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 33.2%
Asset-Backed Securities 2.4%
Other Asset-Backed Securities 2.4%
AIG CLO LLC
Series 2020-1A, Class AR
2.204% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	$ 500,000	$ 490,312
Apidos CLO XXX
Series XXXA, Class A2
2.644% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	600,000	592,573
Apidos CLO XXXII
Series 2019-32A, Class A1
2.383% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	600,000	598,867
ARES L CLO Ltd.
Series 2018-50A, Class AR
2.094% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	500,000	495,732
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
2.463% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	600,000	589,444
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (a)	1,081,771	993,522
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
2.444% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	1,100,000	1,081,068
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class A1R
2.314% (3 Month LIBOR + 1.13%), due 10/25/34 (a)(b)	600,000	590,516
ELFI Graduate Loan Program LLC
Series 2021-A, Class A
1.53%, due 12/26/46 (a)	348,137	320,118
Global SC Finance VII SRL
Series 2021-2A, Class A
1.95%, due 8/17/41 (a)	557,140	507,633
Neuberger Berman Loan Advisers CLO 35 Ltd.
Series 2019-35A, Class A1
2.384% (3 Month LIBOR + 1.34%), due 1/19/33 (a)(b)	900,000	898,284
Oaktree CLO Ltd.
Series 2020-1A, Class BR
2.694% (3 Month LIBOR + 1.65%), due 7/15/34 (a)(b)	500,000	489,031
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
2.613% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	$ 250,000	$ 248,114
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class A2
2.463% (3 Month LIBOR + 1.40%), due 7/20/29 (a)(b)	500,000	494,449
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
2.374% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	400,000	396,936
STORE Master Funding I-VII XIV XIX XX
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	307,464	270,904
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
1.63% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	507,000	504,814
TICP CLO X Ltd.
Series 2018-10A, Class A
2.063% (3 Month LIBOR + 1.00%), due 4/20/31 (a)(b)	400,000	397,168
Trestles CLO IV Ltd.
Series 2021-4A, Class A
2.268% (3 Month LIBOR + 1.17%), due 7/21/34 (a)(b)	400,000	395,166
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	850,000	778,612
Wellfleet CLO Ltd.
Series 2021-2A, Class A1
2.244% (3 Month LIBOR + 1.20%), due 7/15/34 (a)(b)	466,667	461,024
Total Asset-Backed Securities (Cost $11,947,118)		11,594,287
Corporate Bonds 11.3%
Aerospace & Defense 0.2%
Boeing Co. (The)
3.10%, due 5/1/26	285,000	269,556
3.25%, due 2/1/28	400,000	368,688
5.15%, due 5/1/30	450,000	446,440
		1,084,684
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Apparel 0.0% ‡
Ralph Lauren Corp.
1.70%, due 6/15/22	$ 200,000	$ 200,098
Auto Manufacturers 1.0%
Daimler Finance North America LLC
2.625%, due 3/10/30 (a)	350,000	313,545
Daimler Trucks Finance North America LLC
3.65%, due 4/7/27 (a)	600,000	585,092
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	575,000	575,506
3.664%, due 9/8/24	1,075,000	1,040,063
General Motors Financial Co., Inc.
1.05%, due 3/8/24	250,000	238,640
1.50%, due 6/10/26	1,555,000	1,384,444
Hyundai Capital America (a)
1.80%, due 1/10/28	250,000	215,395
2.375%, due 10/15/27	425,000	378,334
		4,731,019
Banks 2.3%
Bank of America Corp. (c)
2.087%, due 6/14/29	1,250,000	1,085,429
4.571%, due 4/27/33	550,000	547,554
Citigroup, Inc.
3.20%, due 10/21/26	1,100,000	1,060,261
Fifth Third Bancorp
4.055%, due 4/25/28 (c)	1,050,000	1,042,566
Goldman Sachs Group, Inc. (The)
2.64%, due 2/24/28 (c)	600,000	551,352
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	1,280,000	1,157,914
2.963%, due 1/25/33	985,000	866,576
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	650,000	630,810
Morgan Stanley (c)
1.512%, due 7/20/27	195,000	173,590
5.297%, due 4/20/37	375,000	375,070
Santander UK Group Holdings plc
2.469%, due 1/11/28 (c)	1,100,000	992,451
Societe Generale SA
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27 (a)(b)	525,000	463,309
	Principal Amount	Value

Banks (continued)
Standard Chartered plc (a)(b)
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25	$ 300,000	$ 284,802
2.608% (1 Year Treasury Constant Maturity Rate + 1.18%), due 1/12/28	275,000	248,613
State Street Corp.
2.203%, due 2/7/28 (c)	350,000	324,760
Sumitomo Mitsui Trust Bank Ltd.
1.35%, due 9/16/26 (a)	425,000	380,608
UBS Group AG (a)(b)
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27	675,000	605,629
2.746% (1 Year Treasury Constant Maturity Rate + 1.10%), due 2/11/33	550,000	461,727
		11,253,021
Beverages 0.1%
Diageo Capital plc
2.125%, due 4/29/32	475,000	404,564
Building Materials 0.2%
Martin Marietta Materials, Inc.
3.45%, due 6/1/27	450,000	436,294
Owens Corning
3.95%, due 8/15/29	775,000	757,903
		1,194,197
Chemicals 0.1%
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	425,000	374,471
LYB International Finance III LLC
1.25%, due 10/1/25	197,000	180,605
		555,076
Commercial Services 0.2%
Ashtead Capital, Inc.
2.45%, due 8/12/31 (a)	575,000	468,908
Global Payments, Inc.
2.15%, due 1/15/27	400,000	362,662
		831,570
Diversified Financial Services 1.4%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	850,000	738,770
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Air Lease Corp.
0.70%, due 2/15/24	$ 1,425,000	$ 1,350,800
Aircastle Ltd.
2.85%, due 1/26/28 (a)	675,000	589,165
Antares Holdings LP
3.95%, due 7/15/26 (a)	750,000	688,227
Aviation Capital Group LLC (a)
1.95%, due 1/30/26	275,000	245,664
1.95%, due 9/20/26	575,000	503,181
Blackstone Holdings Finance Co. LLC
1.625%, due 8/5/28 (a)	425,000	365,082
BOC Aviation USA Corp.
1.625%, due 4/29/24 (a)	425,000	407,273
LSEGA Financing plc
2.00%, due 4/6/28 (a)	2,065,000	1,824,686
Thirax 1 LLC
0.968%, due 1/14/33	315,828	275,983
		6,988,831
Electric 0.9%
Commonwealth Edison Co.
3.10%, due 11/1/24	290,000	288,103
Entergy Arkansas LLC
3.70%, due 6/1/24	665,000	671,957
Entergy Corp.
4.00%, due 7/15/22	1,195,000	1,197,210
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,210,000	1,207,423
Pinnacle West Capital Corp.
1.30%, due 6/15/25	675,000	624,014
Tampa Electric Co.
2.40%, due 3/15/31	250,000	219,303
		4,208,010
Electrical Components & Equipment 0.2%
Emerson Electric Co.
1.80%, due 10/15/27	450,000	406,862
2.00%, due 12/21/28	350,000	312,853
		719,715
Electronics 0.1%
Flex Ltd.
3.75%, due 2/1/26	350,000	341,556
Entertainment 0.3%
Magallanes, Inc.
4.054%, due 3/15/29 (a)	1,550,000	1,480,046
	Principal Amount	Value

Environmental Control 0.1%
Waste Management, Inc.
4.15%, due 4/15/32 (d)	$ 410,000	$ 407,827
Food 0.1%
Conagra Brands, Inc.
4.85%, due 11/1/28	615,000	618,284
Forest Products & Paper 0.1%
Georgia-Pacific LLC
0.95%, due 5/15/26 (a)	275,000	247,889
Healthcare-Products 0.1%
Baxter International, Inc.
2.272%, due 12/1/28 (a)	750,000	667,788
Healthcare-Services 0.2%
Fresenius Medical Care U.S. Finance III, Inc. (a)
1.875%, due 12/1/26	275,000	249,001
2.375%, due 2/16/31	640,000	520,174
		769,175
Home Builders 0.2%
MDC Holdings, Inc.
2.50%, due 1/15/31	275,000	220,804
PulteGroup, Inc.
5.50%, due 3/1/26	665,000	693,852
		914,656
Insurance 0.4%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	1,275,000	1,213,824
Corebridge Financial, Inc.
3.85%, due 4/5/29 (a)	325,000	310,291
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	425,000	380,827
		1,904,942
Investment Companies 0.1%
Blackstone Secured Lending Fund
2.125%, due 2/15/27 (a)	225,000	195,461
Prospect Capital Corp.
3.437%, due 10/15/28	585,000	487,169
		682,630
Iron & Steel 0.1%
Nucor Corp.
2.00%, due 6/1/25	350,000	334,846
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Media 0.2%
Charter Communications Operating LLC
2.25%, due 1/15/29	$ 400,000	$ 340,851
Thomson Reuters Corp.
3.85%, due 9/29/24	400,000	400,789
		741,640
Mining 0.2%
Anglo American Capital plc (a)
2.25%, due 3/17/28	700,000	621,167
5.625%, due 4/1/30	550,000	576,514
		1,197,681
Oil & Gas 0.0% ‡
Valero Energy Corp.
2.85%, due 4/15/25	202,000	196,490
Oil & Gas Services 0.3%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	1,195,000	1,202,258
Packaging & Containers 0.2%
WRKCo, Inc.
3.75%, due 3/15/25	1,145,000	1,150,955
Pharmaceuticals 0.4%
AbbVie, Inc.
4.25%, due 11/14/28	575,000	573,133
Bayer US Finance II LLC
4.375%, due 12/15/28 (a)	885,000	877,716
CVS Health Corp.
1.875%, due 2/28/31	630,000	517,178
Merck & Co., Inc.
2.15%, due 12/10/31	150,000	130,593
		2,098,620
Real Estate Investment Trusts 0.7%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	1,030,000	1,015,372
Brixmor Operating Partnership LP
2.50%, due 8/16/31	150,000	124,166
CubeSmart LP
2.25%, due 12/15/28	650,000	570,377
Realty Income Corp.
3.95%, due 8/15/27	1,045,000	1,037,151
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Simon Property Group LP
1.75%, due 2/1/28	$ 425,000	$ 372,155
Spirit Realty LP
2.70%, due 2/15/32	225,000	188,693
		3,307,914
Retail 0.1%
Advance Auto Parts, Inc.
1.75%, due 10/1/27	175,000	153,411
Dick's Sporting Goods, Inc.
3.15%, due 1/15/32	200,000	167,002
		320,413
Semiconductors 0.1%
Skyworks Solutions, Inc.
1.80%, due 6/1/26	450,000	409,443
Telecommunications 0.7%
AT&T, Inc.
4.35%, due 3/1/29	955,000	964,113
T-Mobile US, Inc.
2.55%, due 2/15/31	975,000	828,111
Verizon Communications, Inc.
2.10%, due 3/22/28	400,000	358,216
3.376%, due 2/15/25	8,000	7,992
4.016%, due 12/3/29	1,031,000	1,008,649
		3,167,081
Total Corporate Bonds (Cost $58,496,907)		54,332,919
Foreign Government Bond 0.1%
Philippines 0.1%
Philippine Government Bond
3.00%, due 2/1/28	325,000	312,304
Total Foreign Government Bond (Cost $317,505)		312,304
Mortgage-Backed Securities 0.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
BFLD Trust
Series 2021-FPM, Class A
2.155% (1 Month LIBOR + 1.60%), due 6/15/38 (a)(b)	600,000	591,720
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust
Series 2020-420K, Class A
2.456%, due 11/10/42 (a)	$ 600,000	$ 529,940
Series 2020-GC46, Class A5
2.717%, due 2/15/53	1,000,000	915,883
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	550,000	495,840
Total Mortgage-Backed Securities (Cost $2,799,506)		2,533,383
U.S. Government & Federal Agencies 18.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.2%
FFCB
2.03%, due 1/21/28	1,200,000	1,138,113
2.13%, due 4/19/34	550,000	471,969
FHLB
3.00%, due 3/25/27	700,000	691,211
3.125%, due 9/12/25	800,000	804,152
4.00%, due 5/26/27	1,250,000	1,249,649
4.00%, due 4/20/29	1,175,000	1,173,697
		5,528,791
United States Treasury Notes 17.7%
U.S. Treasury Notes
1.875%, due 2/15/32	9,575,000	8,743,172
2.375%, due 3/31/29	9,775,000	9,423,711
2.50%, due 3/31/23	6,200,000	6,223,976
2.50%, due 4/30/24	18,950,000	18,870,055
2.625%, due 4/15/25	19,830,000	19,687,472
2.75%, due 4/30/27	22,775,000	22,579,277
		85,527,663
Total U.S. Government & Federal Agencies (Cost $92,273,126)		91,056,454
Total Long-Term Bonds (Cost $165,834,162)		159,829,347

	Shares
Common Stocks 57.1%
Aerospace & Defense 3.6%
General Dynamics Corp.	18,156	4,294,439
	Shares	Value

Aerospace & Defense (continued)
L3Harris Technologies, Inc.	19,603	$ 4,552,993
Northrop Grumman Corp.	8,809	3,870,674
Raytheon Technologies Corp.	49,954	4,741,134
		17,459,240
Auto Components 0.8%
Gentex Corp.	124,592	3,656,775
Banks 4.1%
JPMorgan Chase & Co.	66,639	7,954,031
M&T Bank Corp.	31,909	5,317,316
PNC Financial Services Group, Inc. (The)	20,728	3,442,921
Truist Financial Corp.	67,804	3,278,323
		19,992,591
Beverages 0.8%
Keurig Dr Pepper, Inc.	98,537	3,685,284
Building Products 1.3%
Fortune Brands Home & Security, Inc.	31,393	2,236,751
Johnson Controls International plc	66,424	3,976,805
		6,213,556
Capital Markets 2.6%
Ares Management Corp.	49,461	3,275,307
LPL Financial Holdings, Inc.	20,518	3,854,717
Morgan Stanley	69,120	5,570,381
		12,700,405
Chemicals 0.6%
Axalta Coating Systems Ltd. (e)	107,482	2,726,818
Communications Equipment 2.1%
Cisco Systems, Inc.	140,571	6,885,167
F5, Inc. (e)	19,826	3,319,071
		10,204,238
Containers & Packaging 0.6%
Sealed Air Corp.	45,386	2,914,235
Electric Utilities 1.7%
Duke Energy Corp.	38,519	4,243,253
Exelon Corp.	83,155	3,889,991
		8,133,244
Electrical Equipment 0.7%
Hubbell, Inc.	17,765	3,470,571
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Balanced Fund

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	134,495	$ 4,732,879
Entertainment 0.8%
Electronic Arts, Inc.	32,287	3,811,480
Equity Real Estate Investment Trusts 2.3%
Gaming and Leisure Properties, Inc.	89,796	3,985,147
Host Hotels & Resorts, Inc.	171,665	3,493,383
Welltower, Inc.	37,703	3,423,809
		10,902,339
Food Products 0.9%
Mondelez International, Inc., Class A	66,657	4,298,043
Health Care Equipment & Supplies 2.5%
Becton Dickinson and Co.	16,136	3,988,658
Boston Scientific Corp. (e)	85,882	3,616,491
Medtronic plc	41,332	4,313,407
		11,918,556
Health Care Providers & Services 4.7%
Anthem, Inc.	14,213	7,133,931
Centene Corp. (e)	58,318	4,697,515
UnitedHealth Group, Inc.	21,101	10,730,914
		22,562,360
Household Durables 0.5%
Lennar Corp., Class A	29,815	2,280,549
Insurance 3.9%
Assurant, Inc.	19,580	3,561,210
Chubb Ltd.	27,714	5,721,555
MetLife, Inc.	89,569	5,882,892
Progressive Corp. (The)	35,860	3,849,930
		19,015,587
Interactive Media & Services 1.1%
Alphabet, Inc., Class C (e)	2,351	5,405,725
IT Services 1.4%
Amdocs Ltd.	38,491	3,067,348
Global Payments, Inc.	28,120	3,851,877
		6,919,225
Machinery 0.7%
Middleby Corp. (The) (e)	22,504	3,463,141
	Shares	Value

Media 1.8%
Comcast Corp., Class A	147,060	$ 5,847,106
Omnicom Group, Inc.	37,873	2,883,271
		8,730,377
Multi-Utilities 1.8%
Dominion Energy, Inc.	52,833	4,313,286
Sempra Energy	27,915	4,504,365
		8,817,651
Oil, Gas & Consumable Fuels 3.3%
ConocoPhillips	64,558	6,166,580
Phillips 66	49,964	4,334,877
Pioneer Natural Resources Co.	22,752	5,289,157
		15,790,614
Pharmaceuticals 5.8%
AstraZeneca plc, Sponsored ADR	62,978	4,181,739
Eli Lilly and Co.	20,422	5,965,879
Merck & Co., Inc.	69,327	6,148,612
Pfizer, Inc.	170,827	8,382,481
Roche Holding AG (Switzerland)	8,570	3,174,042
		27,852,753
Real Estate Management & Development 0.6%
CBRE Group, Inc., Class A (e)	32,569	2,704,530
Road & Rail 0.5%
Knight-Swift Transportation Holdings, Inc.	49,780	2,383,964
Semiconductors & Semiconductor Equipment 2.4%
Analog Devices, Inc.	31,789	4,907,586
Micron Technology, Inc.	51,622	3,520,104
Qorvo, Inc. (e)	29,546	3,361,744
		11,789,434
Software 0.4%
VMware, Inc., Class A	17,512	1,891,997
Specialty Retail 1.8%
Home Depot, Inc. (The)	9,325	2,801,230
TJX Cos., Inc. (The)	49,671	3,043,839
Victoria's Secret & Co. (e)	65,079	3,066,522
		8,911,591
Total Common Stocks (Cost $238,725,125)		275,339,752
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Exchange-Traded Funds 5.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	41,740	$ 4,699,924
iShares Russell 1000 Value ETF	153,070	23,944,740
Total Exchange-Traded Funds (Cost $29,768,621)		28,644,664
Short-Term Investment 1.6%
Affiliated Investment Company 1.6%
MainStay U.S. Government Liquidity Fund, 0.397% (f)	7,905,212	7,905,212
Total Short-Term Investment (Cost $7,905,212)		7,905,212
Total Investments (Cost $442,233,120)	97.8%	471,718,975
Other Assets, Less Liabilities	2.2	10,553,751
Net Assets	100.0%	$ 482,272,726

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2022.
(d)	Delayed delivery security.
(e)	Non-income producing security.
(f)	Current yield as of April 30, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 3,803	$ 53,312	$ (49,210)	$ —	$ —	$ 7,905	$ 1	$ —	7,905
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Balanced Fund

Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Notes	19	June 2022	$ 2,317,065	$ 2,263,969	$ (53,096)
U.S. Treasury 10 Year Ultra Bonds	28	June 2022	3,646,416	3,612,000	(34,416)
Total Long Contracts					(87,512)
Short Contracts
U.S. Treasury 2 Year Notes	(101)	June 2022	(21,346,649)	(21,292,062)	54,587
U.S. Treasury 5 Year Notes	(4)	June 2022	(450,993)	(450,687)	306
U.S. Treasury Long Bonds	(6)	June 2022	(900,739)	(844,125)	56,614
U.S. Treasury Ultra Bonds	(4)	June 2022	(708,993)	(641,750)	67,243
Total Short Contracts					178,750
Net Unrealized Appreciation					$ 91,238

1.	As of April 30, 2022, cash in the amount of $113,447 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
LIBOR—London Interbank Offered Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 11,594,287	$ —	$ 11,594,287
Corporate Bonds	—	54,332,919	—	54,332,919
Foreign Government Bond	—	312,304	—	312,304
Mortgage-Backed Securities	—	2,533,383	—	2,533,383
U.S. Government & Federal Agencies	—	91,056,454	—	91,056,454
Total Long-Term Bonds	—	159,829,347	—	159,829,347
Common Stocks
Pharmaceuticals	24,678,711	3,174,042	—	27,852,753
All Other Industries	247,486,999	—	—	247,486,999
Total Common Stocks	272,165,710	3,174,042	—	275,339,752
Exchange-Traded Funds	28,644,664	—	—	28,644,664
Short-Term Investment
Affiliated Investment Company	7,905,212	—	—	7,905,212
Total Investments in Securities	308,715,586	163,003,389	—	471,718,975
Other Financial Instruments
Futures Contracts (b)	178,750	—	—	178,750
Total Investments in Securities and Other Financial Instruments	$ 308,894,336	$ 163,003,389	$ —	$ 471,897,725
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (87,512)	$ —	$ —	$ (87,512)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Balanced Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $434,327,908)	$463,813,763
Investment in affiliated investment companies, at value (identified cost $7,905,212)	7,905,212
Cash	53,051,065
Cash collateral on deposit at broker for futures contracts	113,447
Receivables:
Investment securities sold	9,074,613
Fund shares sold	1,510,267
Dividends and interest	653,435
Variation margin on futures contracts	26,438
Other assets	72,661
Total assets	536,220,901
Liabilities
Payables:
Investment securities purchased	53,160,171
Manager (See Note 3)	264,167
Fund shares redeemed	190,215
Transfer agent (See Note 3)	127,174
NYLIFE Distributors (See Note 3)	107,543
Shareholder communication	38,760
Professional fees	31,403
Custodian	22,509
Trustees	1,583
Securities lending	205
Accrued expenses	4,445
Total liabilities	53,948,175
Net assets	$482,272,726
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,669
Additional paid-in-capital	449,933,030
449,949,699
Total distributable earnings (loss)	32,323,027
Net assets	$482,272,726
Class A
Net assets applicable to outstanding shares	$351,263,418
Shares of beneficial interest outstanding	12,135,733
Net asset value per share outstanding	$28.94
Maximum sales charge (3.00% of offering price)	0.90
Maximum offering price per share outstanding	$29.84
Investor Class
Net assets applicable to outstanding shares	$42,121,378
Shares of beneficial interest outstanding	1,455,334
Net asset value per share outstanding	$28.94
Maximum sales charge (2.50% of offering price)	0.74
Maximum offering price per share outstanding	$29.68
Class B
Net assets applicable to outstanding shares	$7,527,210
Shares of beneficial interest outstanding	263,880
Net asset value and offering price per share outstanding	$28.53
Class C
Net assets applicable to outstanding shares	$20,081,500
Shares of beneficial interest outstanding	704,274
Net asset value and offering price per share outstanding	$28.51
Class I
Net assets applicable to outstanding shares	$58,407,329
Shares of beneficial interest outstanding	2,010,633
Net asset value and offering price per share outstanding	$29.05
Class R1
Net assets applicable to outstanding shares	$112,007
Shares of beneficial interest outstanding	3,863
Net asset value and offering price per share outstanding	$28.99
Class R2
Net assets applicable to outstanding shares	$721,946
Shares of beneficial interest outstanding	24,896
Net asset value and offering price per share outstanding	$29.00
Class R3
Net assets applicable to outstanding shares	$1,983,879
Shares of beneficial interest outstanding	68,749
Net asset value and offering price per share outstanding	$28.86
Class R6
Net assets applicable to outstanding shares	$54,059
Shares of beneficial interest outstanding	1,859
Net asset value and offering price per share outstanding	$29.08
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $14,177)	$3,611,126
Interest	1,437,379
Securities lending	7,309
Dividends-affiliated	1,020
Total income	5,056,834
Expenses
Manager (See Note 3)	1,597,702
Distribution/Service—Class A (See Note 3)	436,823
Distribution/Service—Investor Class (See Note 3)	55,828
Distribution/Service—Class B (See Note 3)	43,266
Distribution/Service—Class C (See Note 3)	115,477
Distribution/Service—Class R2 (See Note 3)	1,116
Distribution/Service—Class R3 (See Note 3)	5,164
Transfer agent (See Note 3)	314,799
Registration	59,008
Professional fees	49,007
Custodian	29,073
Shareholder communication	27,361
Trustees	5,533
Shareholder service (See Note 3)	1,536
Miscellaneous	13,246
Total expenses before waiver/reimbursement	2,754,939
Expense waiver/reimbursement from Manager (See Note 3)	(10,293)
Net expenses	2,744,646
Net investment income (loss)	2,312,188
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	3,045,108
Futures transactions	(7,995)
Foreign currency transactions	1,091
Net realized gain (loss)	3,038,204
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(23,624,432)
Futures contracts	211,150
Translation of other assets and liabilities in foreign currencies	(2,044)
Net change in unrealized appreciation (depreciation)	(23,415,326)
Net realized and unrealized gain (loss)	(20,377,122)
Net increase (decrease) in net assets resulting from operations	$(18,064,934)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Balanced Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,312,188	$3,863,884
Net realized gain (loss)	3,038,204	110,195,771
Net change in unrealized appreciation (depreciation)	(23,415,326)	13,015,252
Net increase (decrease) in net assets resulting from operations	(18,064,934)	127,074,907
Distributions to shareholders:
Class A	(65,837,630)	(5,189,504)
Investor Class	(8,811,945)	(785,979)
Class B	(1,797,239)	(135,897)
Class C	(4,764,287)	(390,180)
Class I	(12,358,500)	(2,749,887)
Class R1	(21,194)	(1,742)
Class R2	(190,582)	(32,212)
Class R3	(433,721)	(35,197)
Class R6	(11,667)	(1,167)
Total distributions to shareholders	(94,226,765)	(9,321,765)
Capital share transactions:
Net proceeds from sales of shares	52,070,937	70,944,777
Net asset value of shares issued to shareholders in reinvestment of distributions	92,545,307	9,150,987
Cost of shares redeemed	(51,747,270)	(193,633,246)
Increase (decrease) in net assets derived from capital share transactions	92,868,974	(113,537,482)
Net increase (decrease) in net assets	(19,422,725)	4,215,660
Net Assets
Beginning of period	501,695,451	497,479,791
End of period	$482,272,726	$501,695,451
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$37.09	$29.72	$30.98	$31.49	$33.63	$31.27
Net investment income (loss) (a)	0.15	0.27	0.36	0.44	0.44	0.39
Net realized and unrealized gain (loss)	(1.28)	7.70	(0.54)	1.58	(0.23)	2.80
Total from investment operations	(1.13)	7.97	(0.18)	2.02	0.21	3.19
Less distributions:
From net investment income	(0.14)	(0.28)	(0.41)	(0.46)	(0.48)	(0.39)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(7.02)	(0.60)	(1.08)	(2.53)	(2.35)	(0.83)
Net asset value at end of period	$28.94	$37.09	$29.72	$30.98	$31.49	$33.63
Total investment return (b)	(3.55)%	27.03%	(0.53)%	7.07%	0.48%(c)	10.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	0.78%	1.21%	1.47%	1.35%	1.19%
Net expenses (d)	1.06%††	1.08%	1.13%	1.12%	1.10%	1.10%
Portfolio turnover rate	126%	182%	217%	194%	200%	191%
Net assets at end of period (in 000’s)	$351,263	$343,224	$252,574	$279,636	$265,314	$281,174

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$37.10	$29.75	$31.01	$31.51	$33.65	$31.29
Net investment income (loss) (a)	0.11	0.19	0.29	0.38	0.38	0.34
Net realized and unrealized gain (loss)	(1.27)	7.69	(0.55)	1.58	(0.23)	2.79
Total from investment operations	(1.16)	7.88	(0.26)	1.96	0.15	3.13
Less distributions:
From net investment income	(0.12)	(0.21)	(0.33)	(0.39)	(0.42)	(0.33)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(7.00)	(0.53)	(1.00)	(2.46)	(2.29)	(0.77)
Net asset value at end of period	$28.94	$37.10	$29.75	$31.01	$31.51	$33.65
Total investment return (b)	(3.65)%	26.68%	(0.75)%	6.79%	0.29%	10.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%††	0.54%	0.97%	1.26%	1.18%	1.05%
Net expenses (c)	1.32%††	1.35%	1.38%	1.33%	1.28%	1.26%
Expenses (before waiver/reimbursement) (c)	1.35%††	1.37%	1.40%	1.35%	1.30%	1.26%
Portfolio turnover rate	126%	182%	217%	194%	200%	191%
Net assets at end of period (in 000's)	$42,121	$46,706	$47,358	$53,006	$51,128	$55,541

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.72	$29.56	$30.82	$31.35	$33.48	$31.15
Net investment income (loss) (a)	(0.00)‡	(0.07)	0.07	0.16	0.14	0.09
Net realized and unrealized gain (loss)	(1.26)	7.63	(0.54)	1.54	(0.23)	2.78
Total from investment operations	(1.26)	7.56	(0.47)	1.70	(0.09)	2.87
Less distributions:
From net investment income	(0.05)	(0.08)	(0.12)	(0.16)	(0.17)	(0.10)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(6.93)	(0.40)	(0.79)	(2.23)	(2.04)	(0.54)
Net asset value at end of period	$28.53	$36.72	$29.56	$30.82	$31.35	$33.48
Total investment return (b)	(4.02)%	25.74%	(1.51)%	6.00%	(0.45)%(c)	9.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.00)%‡‡††	(0.21)%	0.23%	0.54%	0.43%	0.29%
Net expenses (d)	2.07%††	2.10%	2.13%	2.08%	2.03%	2.02%
Expenses (before waiver/reimbursement) (d)	2.10%††	2.12%	2.15%	2.10%	2.05%	2.02%
Portfolio turnover rate	126%	182%	217%	194%	200%	191%
Net assets at end of period (in 000’s)	$7,527	$9,645	$10,671	$15,049	$18,795	$24,551

*	Unaudited.
‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.71	$29.55	$30.81	$31.33	$33.46	$31.13
Net investment income (loss) (a)	(0.00)‡	(0.07)	0.07	0.18	0.14	0.09
Net realized and unrealized gain (loss)	(1.27)	7.63	(0.54)	1.53	(0.23)	2.78
Total from investment operations	(1.27)	7.56	(0.47)	1.71	(0.09)	2.87
Less distributions:
From net investment income	(0.05)	(0.08)	(0.12)	(0.16)	(0.17)	(0.10)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(6.93)	(0.40)	(0.79)	(2.23)	(2.04)	(0.54)
Net asset value at end of period	$28.51	$36.71	$29.55	$30.81	$31.33	$33.46
Total investment return (b)	(4.02)%	25.75%	(1.51)%	6.03%	(0.45)%(c)	9.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.00)%‡‡††	(0.20)%	0.23%	0.59%	0.43%	0.29%
Net expenses (d)	2.07%††	2.10%	2.13%	2.08%	2.03%	2.02%
Expenses (before waiver/reimbursement) (d)	2.10%††	2.12%	2.15%	2.10%	2.05%	2.02%
Portfolio turnover rate	126%	182%	217%	194%	200%	191%
Net assets at end of period (in 000’s)	$20,082	$26,050	$30,769	$45,437	$76,233	$94,447

*	Unaudited.
‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$37.19	$29.80	$31.06	$31.56	$33.71	$31.35
Net investment income (loss) (a)	0.20	0.37	0.44	0.53	0.52	0.47
Net realized and unrealized gain (loss)	(1.28)	7.70	(0.55)	1.57	(0.24)	2.80
Total from investment operations	(1.08)	8.07	(0.11)	2.10	0.28	3.27
Less distributions:
From net investment income	(0.18)	(0.36)	(0.48)	(0.53)	(0.56)	(0.47)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(7.06)	(0.68)	(1.15)	(2.60)	(2.43)	(0.91)
Net asset value at end of period	$29.05	$37.19	$29.80	$31.06	$31.56	$33.71
Total investment return (b)	(3.42)%	27.32%	(0.27)%	7.32%	0.70%	10.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%††	1.08%	1.47%	1.75%	1.61%	1.45%
Net expenses (c)	0.81%††	0.84%	0.88%	0.87%	0.85%	0.85%
Portfolio turnover rate	126%	182%	217%	194%	200%	191%
Net assets at end of period (in 000’s)	$58,407	$72,481	$152,036	$177,076	$217,380	$291,941

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R1		2021	2020	2019	2018	2017
Net asset value at beginning of period	$37.14	$29.76	$31.02	$31.52	$33.66	$31.30
Net investment income (loss) (a)	0.18	0.33	0.49	0.50	0.49	0.44
Net realized and unrealized gain (loss)	(1.29)	7.70	(0.63)	1.57	(0.24)	2.79
Total from investment operations	(1.11)	8.03	(0.14)	2.07	0.25	3.23
Less distributions:
From net investment income	(0.16)	(0.33)	(0.45)	(0.50)	(0.52)	(0.43)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(7.04)	(0.65)	(1.12)	(2.57)	(2.39)	(0.87)
Net asset value at end of period	$28.99	$37.14	$29.76	$31.02	$31.52	$33.66
Total investment return (b)	(3.47)%	27.20%	(0.38)%	7.22%	0.62%	10.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%††	0.93%	1.60%	1.67%	1.50%	1.35%
Net expenses (c)	0.91%††	0.94%	0.98%	0.97%	0.95%	0.95%
Portfolio turnover rate	126%	182%	217%	194%	200%	191%
Net assets at end of period (in 000’s)	$112	$110	$78	$1,286	$1,805	$2,016

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$37.13	$29.77	$31.02	$31.53	$33.67	$31.26
Net investment income (loss) (a)	0.14	0.24	0.34	0.42	0.41	0.39
Net realized and unrealized gain (loss)	(1.27)	7.69	(0.55)	1.56	(0.24)	2.81
Total from investment operations	(1.13)	7.93	(0.21)	1.98	0.17	3.20
Less distributions:
From net investment income	(0.12)	(0.25)	(0.37)	(0.42)	(0.44)	(0.35)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(7.00)	(0.57)	(1.04)	(2.49)	(2.31)	(0.79)
Net asset value at end of period	$29.00	$37.13	$29.77	$31.02	$31.53	$33.67
Total investment return (b)	(3.59)%	26.89%	(0.60)%	6.95%	0.37%(c)	10.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%††	0.69%	1.14%	1.40%	1.26%	1.19%
Net expenses (d)	1.16%††	1.19%	1.23%	1.22%	1.20%	1.21%
Portfolio turnover rate	126%	182%	217%	194%	200%	191%
Net assets at end of period (in 000’s)	$722	$1,128	$1,693	$2,882	$3,496	$5,234

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$37.03	$29.70	$30.95	$31.45	$33.59	$31.25
Net investment income (loss) (a)	0.10	0.16	0.26	0.35	0.33	0.27
Net realized and unrealized gain (loss)	(1.28)	7.68	(0.55)	1.56	(0.24)	2.78
Total from investment operations	(1.18)	7.84	(0.29)	1.91	0.09	3.05
Less distributions:
From net investment income	(0.11)	(0.19)	(0.29)	(0.34)	(0.36)	(0.27)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(6.99)	(0.51)	(0.96)	(2.41)	(2.23)	(0.71)
Net asset value at end of period	$28.86	$37.03	$29.70	$30.95	$31.45	$33.59
Total investment return (b)	(3.74)%	26.59%	(0.88)%	6.68%	0.12%	9.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%††	0.45%	0.86%	1.15%	1.00%	0.82%
Net expenses (c)	1.41%††	1.44%	1.48%	1.47%	1.45%	1.45%
Portfolio turnover rate	126%	182%	217%	194%	200%	191%
Net assets at end of period (in 000’s)	$1,984	$2,290	$2,252	$3,048	$3,880	$5,490

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,			December 15, 2017^ through October 31, 2018
Class R6		2021	2020	2019
Net asset value at beginning of period	$37.23	$29.83	$31.06	$31.57	$32.52
Net investment income (loss) (a)	0.21	0.39	0.61	0.53	0.48
Net realized and unrealized gain (loss)	(1.29)	7.73	(0.69)	1.59	(0.95)
Total from investment operations	(1.08)	8.12	(0.08)	2.12	(0.47)
Less distributions:
From net investment income	(0.19)	(0.40)	(0.48)	(0.56)	(0.48)
From net realized gain on investments	(6.88)	(0.32)	(0.67)	(2.07)	—
Total distributions	(7.07)	(0.72)	(1.15)	(2.63)	(0.48)
Net asset value at end of period	$29.08	$37.23	$29.83	$31.06	$31.57
Total investment return (b)	(3.38)%	27.45%	(0.17)%	7.40%	(1.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%††	1.12%	1.94%	1.75%	1.65%††
Net expenses (c)	0.73%††	0.74%	0.78%	0.77%	0.76%††
Portfolio turnover rate	126%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$54	$61	$49	$14,697	$48

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	May 1, 1989
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	December 15, 2017
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security

30	MainStay Balanced Fund

valuations, the Manager, the Subadvisors or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available
31

Notes to Financial Statements (Unaudited) (continued)
from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

32	MainStay Balanced Fund

(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the
33

Notes to Financial Statements (Unaudited) (continued)
securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2022, the Fund did not have any portfolio securities on loan.
(I) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.

34	MainStay Balanced Fund

(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$178,750	$178,750
Total Fair Value	$178,750	$178,750

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(87,512)	$(87,512)
Total Fair Value	$(87,512)	$(87,512)

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(7,995)	$(7,995)
Total Net Realized Gain (Loss)	$(7,995)	$(7,995)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$211,150	$211,150
Total Net Change in Unrealized Appreciation (Depreciation)	$211,150	$211,150

Average Notional Amount	Total
Futures Contracts Long	$13,826,619
Futures Contracts Short	$(8,451,762)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the removal of MacKay Shields LLC ("MacKay") as a subadvisor to the equity portion of the Fund and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as a subadvisor to the equity portion of the Fund. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.65% on assets up to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.65% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage
35

Notes to Financial Statements (Unaudited) (continued)
and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $1,597,702 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $10,293 and paid Wellington and NYL Investors $432,893 and $242,323, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$56
Class R2	447
Class R3	1,033
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $18,555 and $2,660, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $4,606, $628 and $635, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and

36	MainStay Balanced Fund

any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$144,132	$—
Investor Class	83,968	(5,962)
Class B	16,295	(1,180)
Class C	43,492	(3,151)
Class I	25,653	—
Class R1	47	—
Class R2	363	—
Class R3	847	—
Class R6	2	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$32,520	60.2%
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$442,797,624	$45,191,453	$(16,270,102)	$28,921,351
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$4,025,384
Long-Term Capital Gains	5,296,381
Total	$9,321,765
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of U.S. government securities were $402,516 and $361,363, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $209,227 and $261,460, respectively.
37

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,463,439	$45,316,812
Shares issued to shareholders in reinvestment of distributions	2,160,389	64,624,631
Shares redeemed	(883,329)	(27,265,145)
Net increase (decrease) in shares outstanding before conversion	2,740,499	82,676,298
Shares converted into Class A (See Note 1)	140,925	4,293,724
Shares converted from Class A (See Note 1)	(475)	(14,440)
Net increase (decrease)	2,880,949	$86,955,582
Year ended October 31, 2021:
Shares sold	1,354,099	$47,965,141
Shares issued to shareholders in reinvestment of distributions	150,157	5,061,558
Shares redeemed	(1,195,537)	(41,490,356)
Net increase (decrease) in shares outstanding before conversion	308,719	11,536,343
Shares converted into Class A (See Note 1)	448,349	15,466,707
Shares converted from Class A (See Note 1)	(151)	(5,190)
Net increase (decrease)	756,917	$26,997,860

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	61,103	$1,901,010
Shares issued to shareholders in reinvestment of distributions	293,995	8,797,092
Shares redeemed	(63,322)	(1,967,499)
Net increase (decrease) in shares outstanding before conversion	291,776	8,730,603
Shares converted into Investor Class (See Note 1)	14,683	437,460
Shares converted from Investor Class (See Note 1)	(110,111)	(3,363,149)
Net increase (decrease)	196,348	$5,804,914
Year ended October 31, 2021:
Shares sold	96,125	$3,343,506
Shares issued to shareholders in reinvestment of distributions	23,555	784,434
Shares redeemed	(124,594)	(4,313,833)
Net increase (decrease) in shares outstanding before conversion	(4,914)	(185,893)
Shares converted into Investor Class (See Note 1)	39,661	1,396,885
Shares converted from Investor Class (See Note 1)	(367,545)	(12,630,334)
Net increase (decrease)	(332,798)	$(11,419,342)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	5,463	$165,959
Shares issued to shareholders in reinvestment of distributions	55,760	1,646,078
Shares redeemed	(34,407)	(1,050,465)
Net increase (decrease) in shares outstanding before conversion	26,816	761,572
Shares converted from Class B (See Note 1)	(25,595)	(757,718)
Net increase (decrease)	1,221	$3,854
Year ended October 31, 2021:
Shares sold	6,425	$226,427
Shares issued to shareholders in reinvestment of distributions	3,830	124,552
Shares redeemed	(53,970)	(1,853,573)
Net increase (decrease) in shares outstanding before conversion	(43,715)	(1,502,594)
Shares converted from Class B (See Note 1)	(54,584)	(1,900,545)
Net increase (decrease)	(98,299)	$(3,403,139)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	38,853	$1,195,270
Shares issued to shareholders in reinvestment of distributions	161,173	4,756,361
Shares redeemed	(185,121)	(5,708,164)
Net increase (decrease) in shares outstanding before conversion	14,905	243,467
Shares converted from Class C (See Note 1)	(20,350)	(602,771)
Net increase (decrease)	(5,445)	$(359,304)
Year ended October 31, 2021:
Shares sold	39,332	$1,374,443
Shares issued to shareholders in reinvestment of distributions	11,959	388,510
Shares redeemed	(316,160)	(10,913,710)
Net increase (decrease) in shares outstanding before conversion	(264,869)	(9,150,757)
Shares converted from Class C (See Note 1)	(66,531)	(2,316,844)
Net increase (decrease)	(331,400)	$(11,467,601)

38	MainStay Balanced Fund

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	101,865	$3,233,089
Shares issued to shareholders in reinvestment of distributions	404,624	12,144,210
Shares redeemed	(444,837)	(14,973,154)
Net increase (decrease) in shares outstanding before conversion	61,652	404,145
Shares converted into Class I (See Note 1)	223	6,894
Net increase (decrease)	61,875	$411,039
Year ended October 31, 2021:
Shares sold	504,349	$17,414,410
Shares issued to shareholders in reinvestment of distributions	81,649	2,728,015
Shares redeemed	(3,739,247)	(132,973,686)
Net increase (decrease) in shares outstanding before conversion	(3,153,249)	(112,831,261)
Shares converted into Class I (See Note 1)	344	11,556
Net increase (decrease)	(3,152,905)	$(112,819,705)

Class R1	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	259	$8,064
Shares issued to shareholders in reinvestment of distributions	707	21,194
Shares redeemed	(60)	(1,775)
Net increase (decrease)	906	$27,483
Year ended October 31, 2021:
Shares sold	424	$14,788
Shares issued to shareholders in reinvestment of distributions	51	1,742
Shares redeemed	(135)	(4,437)
Net increase (decrease)	340	$12,093

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,449	$74,082
Shares issued to shareholders in reinvestment of distributions	4,348	130,308
Shares redeemed	(12,266)	(391,653)
Net increase (decrease)	(5,469)	$(187,263)
Year ended October 31, 2021:
Shares sold	4,917	$171,250
Shares issued to shareholders in reinvestment of distributions	811	27,261
Shares redeemed	(31,644)	(1,156,562)
Net increase (decrease) in shares outstanding before conversion	(25,916)	(958,051)
Shares converted from Class R2 (See Note 1)	(597)	(22,235)
Net increase (decrease)	(26,513)	$(980,286)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	5,780	$176,651
Shares issued to shareholders in reinvestment of distributions	13,865	413,767
Shares redeemed	(12,747)	(384,176)
Net increase (decrease)	6,898	$206,242
Year ended October 31, 2021:
Shares sold	12,366	$434,812
Shares issued to shareholders in reinvestment of distributions	1,017	33,747
Shares redeemed	(27,360)	(926,559)
Net increase (decrease)	(13,977)	$(458,000)

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	388	$11,666
Shares redeemed	(174)	(5,239)
Net increase (decrease)	214	$6,427
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	35	$1,168
Shares redeemed	(16)	(530)
Net increase (decrease)	19	$638
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

40	MainStay Balanced Fund

Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the three- and five-year periods ended July 31, 2021, performed favorably relative to its peer funds for the one-year period ended July 31, 2021, and performed in line with its peer funds for the ten-year period ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and NYL Investors regarding the Fund’s investment performance and the Board’s approval to terminate a previous subadvisor, approve a new subadvisory agreement between New York Life Investments and Wellington Management Company LLP with respect to the Fund and reposition the Fund, effective March 5, 2021.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its

42	MainStay Balanced Fund

affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

44	MainStay Balanced Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
45

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

46	MainStay Balanced Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737577MS086-22
MSBL10-06/22
(NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	11/15/2017	-23.01%	-27.02%	0.14%	1.75%
		Excluding sales charges		-18.53	-22.77	1.42	1.75
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	11/15/2017	-22.68	-26.83	-0.01	1.81
		Excluding sales charges		-18.61	-22.98	1.27	1.81
Class C Shares	Maximum 1% CDSC	With sales charges	11/15/2017	-19.72	-24.27	0.54	2.56
	if Redeemed Within One Year of Purchase	Excluding sales charges		-18.91	-23.51	0.54	2.56
Class I Shares	No Sales Charge		11/15/2017	-18.34	-22.55	1.75	1.52
Class R6 Shares	No Sales Charge		11/15/2017	-18.40	-22.57	1.77	1.32

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Since Inception
MSCI Emerging Markets Index (Net)[2]	-14.15%	-18.33%	1.55%
Morningstar Diversified Emerging Markets Category Average[3]	-16.44	-18.97	1.09

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The MSCI Emerging Markets Index (Net) is the Fund's primary benchmark. The MSCI Emerging Markets Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$814.70	$6.66	$1,017.46	$7.40	1.48%
Investor Class Shares	$1,000.00	$813.90	$7.24	$1,016.81	$8.05	1.61%
Class C Shares	$1,000.00	$810.90	$10.60	$1,013.09	$11.78	2.36%
Class I Shares	$1,000.00	$816.60	$4.95	$1,019.34	$5.51	1.10%
Class R6 Shares	$1,000.00	$816.00	$4.95	$1,019.34	$5.51	1.10%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2022 (Unaudited)

China	25.8%
Republic of Korea	11.7
Taiwan	11.2
India	10.9
Brazil	8.3
South Africa	5.8
Thailand	5.6
Mexico	3.0
Indonesia	2.7
Peru	2.4
Malaysia	1.8
United States	1.7%
Chile	1.7
Colombia	1.0
Hungary	0.6
Poland	0.5
Uruguay	0.3
Russia	0.0‡
Other Assets, Less Liabilities	5.0
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Samsung Electronics Co. Ltd.
3.	Tencent Holdings Ltd.
4.	Alibaba Group Holding Ltd.
5.	Reliance Industries Ltd.
6.	KB Financial Group, Inc.
7.	Infosys Ltd.
8.	Bank Central Asia Tbk. PT
9.	E.Sun Financial Holding Co. Ltd.
10.	Cosan SA

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Paulo Salazar, Philip Screve and Lamine Saidi of Candriam Belgium S.A., the Fund’s Subadvisor.
How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned −18.34%, underperforming the −14.15% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index (Net) (the “Index”). Over the same period, Class I shares also underperformed the −16.44% return of the Morningstar Diversified Emerging Markets Category Average.1
Were there any changes to the Fund during the reporting period?
During the reporting period, Jan Boudewijns ceased serving as a portfolio manager of the Fund. For more information on this and other changes refer to the supplement dated May 24, 2021.
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index amid a broadly based rotation away from growth-oriented investments. The reporting period was a volatile one for global equities and even more so for emerging markets. In November 2021, news of an outbreak of the COVID-19 Omicron variant cast doubts on the prospects of a global recovery. While the markets were still digesting news of Omicron’s rapid spread, the U.S. Federal Reserve turned hawkish, dropping the phrase “transitory” in its assessment of inflation and indicating its intention to taper its ongoing asset purchase program. This combination led markets to correct as 2021 came to a close, with emerging markets underperforming developed markets. We believe it’s worth highlighting that in late 2021, the Fund had already started reducing its exposure to growth-oriented equities more heavily leveraged to far-future earnings thus helping to limit underperformance.
2022 began on much the same note, with markets clearly watching slowing growth numbers from China and dwindling stimulus to support international economies. However, caution turned into a widespread sell-off with the news of Russia’s invasion of Ukraine in February. The Fund held underweight exposure to Russia at the beginning of the year, and further reduced this exposure in late January in order to minimize the geopolitical risk. In March, Russia was removed from the Index due to market accessibility limitations.
Concerns regarding slowing Chinese growth were exacerbated when China announced COVID-19-induced lockdowns in major cities, including Shanghai, as part of its zero-tolerance COVID-19 policy. The Fund’s underweight exposure to China on concerns of slowing consumption limited the effect of this sell-off. The impact of China’s lockdowns was also felt in the commodity complex, causing Brazilian equities to give back a large part of their earlier gains toward the end of the reporting period. As inflationary pressure caused prices to rise in the energy and agricultural commodities sectors, the Fund increased its exposure in these areas by adding several new names.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
At the regional level, the strongest positive contributions to performance relative to the Index came from investments in Russia, Chile and Peru. (Contributions take weightings and total returns into account.) Underweight exposure to Russia and overweight exposure to Chile and Peru drove positive relative returns. Detractors included China, Saudi Arabia and India. In China and India, adverse selection effect undermined relative performance, while the Fund’s lack of exposure to Saudi Arabia due to environmental, social and corporate governance (”ESG”) concerns detracted.
In terms of sector contribution, the Fund saw positive relative returns from holdings in energy, utilities and consumer discretionary. In the energy sector, the Fund benefited primarily from a lack of exposure to Russian equities. Positions in financials, information technology and industrials detracted from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest contributors to the Fund’s absolute performance during the reporting period came from holdings in Sociedad Química y Minera de Chile, Cosan and Capitec Bank Holdings. Chilean lithium and fertilizer producer Sociedad Química Y Minera benefited from higher lithium prices. Shares in Brazilian energy and ethanol player Cosan gained on higher commodity prices. Shares in South African financial company Capitec Bank Holdings rose on a recovery in credit growth and improving margins.
Holdings that detracted from absolute performance during the same period include Yandex, TCS Group Holding and China Merchants Bank. Shares in Russian online search and advertising platform Yandex and Russian fintech company TCS were both negatively affected by the sell-off in Russian equities following the invasion of Ukraine. Shares in Chinese financial giant China Merchants Bank corrected following news of management’s involvement in controversies. During the reporting period, the Fund sold its entire positions in Yandex and TCS and reduced its exposure to China Merchants Bank.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period involved increasing its exposure to Taiwanese process semiconductor and foundry giant TSMC, thereby reducing its underweight position relative to the Index. In other significant purchases, the Fund increased its exposure to financials, including Postal Savings Bank of China and E.SUN Financial Holding. Postal Savings, which focuses on the retail and small-and-mid-sized-enterprise markets, appears well positioned to benefit from a recovery in credit growth, while Taiwanese regional bank E.SUN seems poised to benefit from rising rates in Taiwan. The Fund also added to holdings in the commodity complex, including Indonesia Nickel producer PT Aneka Tambang and Colombian energy player Ecopetrol.
Significant sales during the reporting period included the Fund’s entire positions in China Construction Bank, sold on concerns of exposure to Chinese real estate; Argentinian steel manufacturer Ternium, sold on the risk of slowing demand for the commodity; and Indian online job portal and technology platform company Info Edge India, sold on potential derating risk in a rising rate environment.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to the materials, industrials, consumer staples and energy sectors. During the same period, the Fund reduced its exposure to the information technology, consumer discretionary and financials sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund maintained an overweight position in Brazilian energy giant Cosan, which we believe is positioned to do well in the rising energy price environment. The Fund also held overweight exposure to financials; this includes Taiwanese financial and leasing company Chailease Holding, which we expect to benefit from a recovery in credit demand in China and Taiwan, and South Korean bank KB Financial Group, which is likely to benefit from rising rates in Korea. Conversely, the Fund held no exposure to several Index names; China Construction Bank, noted above, along with Brazilian materials player Vale and Saudi Arabian bank Al Rajhi Bank– the latter were both excluded on ESG concerns.
More broadly, the Fund continues to maintain a balanced exposure to sustainable growth companies that are available at reasonable valuations and are supported by strong cash-flow expectations. We currently complement this investment strategy with overweight exposure to the materials and energy sectors, positioning the Fund for greater resilience in an inflationary environment.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 91.2%
Brazil 7.3%
Banco Santander Brasil SA (Banks)	110,000	$ 706,419
BB Seguridade Participacoes SA (Insurance)	220,000	1,131,605
Cosan SA (Oil, Gas & Consumable Fuels)	430,000	1,826,475
Equatorial Energia SA (Electric Utilities)	124,000	643,081
Localiza Rent a Car SA (Road & Rail)	90,000	963,723
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	670	652,332
SLC Agricola SA (Food Products) (a)	88,000	941,773
WEG SA (Electrical Equipment)	190,000	1,156,768
		8,022,176
China 25.8%
Airtac International Group (Machinery)	22,096	600,275
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail) (a)	238,000	2,908,789
Bank of Ningbo Co. Ltd., Class A (Banks)	246,000	1,342,740
Beijing United Information Technology Co. Ltd., Class A (Trading Companies & Distributors)	33,995	492,736
BYD Co. Ltd., Class H (Automobiles)	30,000	881,419
China Meidong Auto Holdings Ltd. (Specialty Retail)	68,000	222,325
China Mengniu Dairy Co. Ltd. (Food Products)	220,000	1,183,632
China Merchants Bank Co. Ltd., Class H (Banks)	180,000	1,083,518
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	7,995	487,998
Country Garden Services Holdings Co. Ltd. (Real Estate Management & Development)	106,000	446,403
East Money Information Co. Ltd., Class A (Capital Markets)	220,800	750,145
Flat Glass Group Co. Ltd., Class H (Semiconductors & Semiconductor Equipment) (b)	136,000	487,906
Ganfeng Lithium Co. Ltd., Class A (Metals & Mining)	20,999	348,139
Ginlong Technologies Co. Ltd., Class A (Electrical Equipment)	10,998	321,742
Jafron Biomedical Co. Ltd., Class A (Health Care Equipment & Supplies)	33,999	212,031
JD.com, Inc., Class A (Internet & Direct Marketing Retail) (a)	43,000	1,340,331
Jiumaojiu International Holdings Ltd. (Hotels, Restaurants & Leisure) (c)	260,000	572,606
	Shares	Value

China (continued)
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	1,140,000	$ 1,105,793
Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	72,000	563,022
Longfor Group Holdings Ltd. (Real Estate Management & Development)	256,000	1,247,335
Meituan (Internet & Direct Marketing Retail) (a)	58,000	1,244,911
NARI Technology Co. Ltd., Class A (Electrical Equipment)	55,997	269,202
NetEase, Inc. (Entertainment)	44,000	840,793
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	196,000	1,260,458
Postal Savings Bank of China Co. Ltd., Class H (Banks) (c)	2,160,000	1,642,139
Shanghai Baosight Software Co. Ltd., Class A (Software)	37,929	271,240
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	36,937	319,822
Tencent Holdings Ltd. (Interactive Media & Services)	86,000	4,033,864
WuXi AppTec Co. Ltd., Class H (Life Sciences Tools & Services) (c)	46,000	616,099
Yunnan Energy New Material Co. Ltd. (Chemicals) (a)	12,000	366,196
Zijin Mining Group Co. Ltd., Class H (Metals & Mining)	630,000	926,401
		28,390,010
Colombia 1.0%
Ecopetrol SA, Sponsored ADR (Oil, Gas & Consumable Fuels) (b)	65,000	1,054,950
Hungary 0.6%
MOL Hungarian Oil & Gas plc (Oil, Gas & Consumable Fuels)	76,000	648,381
India 10.9%
Asian Paints Ltd. (Chemicals)	20,000	840,051
Bharti Airtel Ltd. (Wireless Telecommunication Services) (a)	160,000	1,537,388
Divi's Laboratories Ltd. (Life Sciences Tools & Services)	11,000	642,033
GAIL India Ltd. (Gas Utilities)	480,000	994,093
HDFC Bank Ltd. (Banks)	34,000	610,498
Infosys Ltd. (IT Services)	92,000	1,866,718
JSW Steel Ltd. (Metals & Mining)	120,000	1,133,703
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
India (continued)
Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	320,000	$ 668,614
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	74,000	2,675,784
State Bank of India (Banks)	160,000	1,026,834
		11,995,716
Indonesia 2.7%
Aneka Tambang Tbk. (Metals & Mining) (a)(d)	6,400,000	1,150,086
Bank Central Asia Tbk. PT (Banks) (d)	3,300,000	1,845,689
		2,995,775
Malaysia 1.8%
Petronas Chemicals Group Bhd. (Chemicals)	450,000	1,056,345
Press Metal Aluminium Holdings Bhd. (Metals & Mining)	650,000	891,349
		1,947,694
Mexico 3.0%
Gruma SAB de CV, Class B (Food Products)	56,000	665,172
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure) (a)	58,000	892,546
Grupo Financiero Banorte SAB de CV, Class O (Banks)	268,000	1,769,156
		3,326,874
Peru 2.4%
Credicorp Ltd. (Banks)	7,800	1,083,342
Southern Copper Corp. (Metals & Mining)	25,000	1,556,750
		2,640,092
Poland 0.5%
Dino Polska SA (Food & Staples Retailing) (a)(c)	8,000	516,304
Republic of Korea 11.7%
Kakao Corp. (Interactive Media & Services)	4,400	306,700
KB Financial Group, Inc. (Banks)	43,000	1,987,205
Kia Corp. (Automobiles)	8,800	578,912
LG Energy Solution (Electrical Equipment) (a)	600	194,244
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(c)	1,160	766,424
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	88,000	4,675,802
	Shares	Value

Republic of Korea (continued)
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	74,000	$ 1,509,856
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	15,800	1,376,539
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	24,000	1,080,632
S-Oil Corp. (Oil, Gas & Consumable Fuels)	5,200	422,941
		12,899,255
Russia 0.0% ‡
Magnit PJSC (Food & Staples Retailing) (d)(e)(f)	6,769	—
South Africa 5.8%
Capitec Bank Holdings Ltd. (Banks)	9,600	1,339,589
FirstRand Ltd. (Diversified Financial Services)	306,000	1,317,977
Gold Fields Ltd. (Metals & Mining)	80,000	1,080,162
Impala Platinum Holdings Ltd. (Metals & Mining)	72,000	939,689
Kumba Iron Ore Ltd. (Metals & Mining)	16,000	532,305
Shoprite Holdings Ltd. (Food & Staples Retailing)	78,000	1,125,304
		6,335,026
Taiwan 11.2%
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	17,000	497,895
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	6,000	529,543
Chailease Holding Co. Ltd. (Diversified Financial Services)	230,000	1,824,838
E.Sun Financial Holding Co. Ltd. (Banks)	1,600,000	1,832,653
Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components)	19,000	252,317
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	364,000	6,639,359
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	21,000	719,126
		12,295,731
Thailand 5.6%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	164,000	1,024,606
Bangkok Dusit Medical Services PCL, NVDR (Health Care Providers & Services)	1,740,000	1,302,384
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Candriam Emerging Markets Equity Fund

	Shares	Value
Common Stocks (continued)
Thailand (continued)
CP ALL PCL, NVDR (Food & Staples Retailing)	660,000	$ 1,244,874
Energy Absolute PCL, NVDR (Independent Power and Renewable Electricity Producers)	420,000	1,074,305
Kasikornbank PCL, NVDR (Banks)	270,000	1,195,975
Minor International PCL, NVDR (Hotels, Restaurants & Leisure) (a)	360,000	362,155
		6,204,299
United States 0.6%
Globant SA (IT Services) (a)	3,100	669,569
Uruguay 0.3%
Dlocal Ltd. (IT Services) (a)(b)	12,800	290,176
Total Common Stocks (Cost $101,231,994)		100,232,028
Preferred Stocks 2.7%
Brazil 1.0%
Itau Unibanco Holding SA (Banks)	230,000	1,110,468
Chile 1.7%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR (Chemicals)	24,400	1,800,720
Total Preferred Stocks (Cost $2,420,742)		2,911,188
Short-Term Investment 1.1%
Unaffiliated Investment Company 1.1%
United States 1.1%
Invesco Government & Agency Portfolio, 0.419% (g)(h)	1,198,433	1,198,433
Total Short-Term Investment (Cost $1,198,433)		1,198,433
Total Investments (Cost $104,851,169)	95.0%	104,341,649
Other Assets, Less Liabilities	5.0	5,534,924
Net Assets	100.0%	$ 109,876,573

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $1,560,938; the total market value of collateral held by the Fund was $1,682,574. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $484,141. The Fund received cash collateral with a value of $1,198,433. (See Note 2(J))

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $2,995,775, which represented 2.7% of the Fund’s net assets.
(e)
Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2022, the total market value was $0, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Current yield as of April 30, 2022.
(h)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Foreign Currency Forward Contracts
As of April 30, 2022, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	816,570,127	USD	56,443	JPMorgan Chase Bank N.A.	5/9/22	$ (138)
Total Unrealized Depreciation						$ (138)

1.
Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Abbreviation(s):
ADR—American Depositary Receipt
IDR—Indonesia Rupiah
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
China	$ —	$ 28,390,010	$ —	$ 28,390,010
Hungary	—	648,381	—	648,381
India	—	11,995,716	—	11,995,716
Indonesia	—	2,995,775	—	2,995,775
Malaysia	—	1,947,694	—	1,947,694
Poland	—	516,304	—	516,304
Republic of Korea	—	12,899,255	—	12,899,255
South Africa	—	6,335,026	—	6,335,026
Taiwan	—	12,295,731	—	12,295,731
Thailand	—	6,204,299	—	6,204,299
All Other Countries	16,003,837	—	—	16,003,837
Total Common Stocks	16,003,837	84,228,191	—	100,232,028
Preferred Stocks	2,911,188	—	—	2,911,188
Short-Term Investment
Unaffiliated Investment Company	1,198,433	—	—	1,198,433
Total Investments in Securities	$ 20,113,458	$ 84,228,191	$ —	$ 104,341,649
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (138)	$ —	$ (138)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Candriam Emerging Markets Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †
Automobiles	$1,460,331	1.3%
Banks	18,576,225	16.9
Capital Markets	750,145	0.7
Chemicals	4,063,312	3.8
Construction & Engineering	1,509,856	1.4
Diversified Financial Services	3,142,815	2.9
Electric Utilities	643,081	0.6
Electrical Equipment	2,429,954	2.1
Electronic Equipment, Instruments & Components	252,317	0.2
Entertainment	840,793	0.8
Food & Staples Retailing	2,886,482	2.6
Food Products	2,790,577	2.6
Gas Utilities	994,093	0.9
Health Care Equipment & Supplies	212,031	0.2
Health Care Providers & Services	1,302,384	1.2
Hotels, Restaurants & Leisure	934,761	0.8
Independent Power and Renewable Electricity Producers	1,074,305	1.0
Insurance	2,392,063	2.2
Interactive Media & Services	4,340,564	4.0
Internet & Direct Marketing Retail	6,146,363	5.6
IT Services	2,826,463	2.6
Life Sciences Tools & Services	2,024,556	1.9
Machinery	920,097	0.8
Metals & Mining	8,558,584	7.7
Oil, Gas & Consumable Fuels	7,297,145	6.7
Real Estate Management & Development	1,693,738	1.5
Road & Rail	963,723	0.9
Semiconductors & Semiconductor Equipment	9,531,242	8.5
Software	271,240	0.3
Specialty Retail	222,325	0.2
Technology Hardware, Storage & Peripherals	6,500,721	5.9
Textiles, Apparel & Luxury Goods	563,022	0.5
Trading Companies & Distributors	492,736	0.5
Transportation Infrastructure	892,546	0.8
Wireless Telecommunication Services	3,642,626	3.3
	103,143,216	93.9
Short-Term Investment	1,198,433	1.1
Other Assets, Less Liabilities	5,534,924	5.0
Net Assets	$109,876,573	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $104,851,169) including securities on loan of $1,560,938	$104,341,649
Cash	6,508,507
Receivables:
Fund shares sold	1,418,721
Investment securities sold	571,816
Dividends	92,237
Securities lending	3,807
Other assets	45,340
Total assets	112,982,077
Liabilities
Cash collateral received for securities on loan	1,198,433
Foreign currency due to custodian, at value	1,339
Payables:
Investment securities purchased	1,611,468
Foreign capital gains tax (See Note 2)	163,293
Manager (See Note 3)	57,974
Custodian	43,248
Fund shares redeemed	13,773
Shareholder communication	6,402
Transfer agent (See Note 3)	2,358
NYLIFE Distributors (See Note 3)	788
Professional fees	467
Trustees	122
Accrued expenses	5,701
Unrealized depreciation on foreign currency forward contracts	138
Total liabilities	3,105,504
Net assets	$109,876,573
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,623
Additional paid-in-capital	115,041,824
115,052,447
Total distributable earnings (loss)	(5,175,874)
Net assets	$109,876,573
Class A
Net assets applicable to outstanding shares	$2,792,441
Shares of beneficial interest outstanding	270,792
Net asset value per share outstanding	$10.31
Maximum sales charge (5.50% of offering price)	0.60
Maximum offering price per share outstanding	$10.91
Investor Class
Net assets applicable to outstanding shares	$362,381
Shares of beneficial interest outstanding	35,238
Net asset value per share outstanding	$10.28
Maximum sales charge (5.00% of offering price)	0.54
Maximum offering price per share outstanding	$10.82
Class C
Net assets applicable to outstanding shares	$178,867
Shares of beneficial interest outstanding	17,684
Net asset value and offering price per share outstanding	$10.11
Class I
Net assets applicable to outstanding shares	$10,308,811
Shares of beneficial interest outstanding	990,531
Net asset value and offering price per share outstanding	$10.41
Class R6
Net assets applicable to outstanding shares	$96,234,073
Shares of beneficial interest outstanding	9,309,091
Net asset value and offering price per share outstanding	$10.34
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Candriam Emerging Markets Equity Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $114,891)	$1,077,457
Securities lending	9,837
Other	31
Total income	1,087,325
Expenses
Manager (See Note 3)	457,011
Custodian	65,516
Professional fees	55,753
Registration	36,625
Transfer agent (See Note 3)	7,751
Distribution/Service—Class A (See Note 3)	3,309
Distribution/Service—Investor Class (See Note 3)	555
Distribution/Service—Class C (See Note 3)	985
Shareholder communication	3,232
Trustees	933
Miscellaneous	6,765
Total expenses before waiver/reimbursement	638,435
Expense waiver/reimbursement from Manager (See Note 3)	(128,334)
Net expenses	510,101
Net investment income (loss)	577,224
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	(3,535,276)
Foreign currency transactions	(63,863)
Foreign currency forward transactions	(23,516)
Net realized gain (loss)	(3,622,655)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(16,669,267)
Foreign currency forward contracts	(138)
Translation of other assets and liabilities in foreign currencies	(999)
Net change in unrealized appreciation (depreciation)	(16,670,404)
Net realized and unrealized gain (loss)	(20,293,059)
Net increase (decrease) in net assets resulting from operations	$(19,715,835)

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(160,919).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $328,137.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$577,224	$500,176
Net realized gain (loss)	(3,622,655)	15,334,663
Net change in unrealized appreciation (depreciation)	(16,670,404)	1,297,499
Net increase (decrease) in net assets resulting from operations	(19,715,835)	17,132,338
Distributions to shareholders:
Class A	(13,154)	(3,773)
Investor Class	(2,228)	(842)
Class I	(35,091)	(210)
Class R6	(751,850)	(446,085)
Total distributions to shareholders	(802,323)	(450,910)
Capital share transactions:
Net proceeds from sales of shares	40,811,924	18,126,480
Net asset value of shares issued to shareholders in reinvestment of distributions	792,715	450,676
Cost of shares redeemed	(3,298,084)	(28,117,993)
Increase (decrease) in net assets derived from capital share transactions	38,306,555	(9,540,837)
Net increase (decrease) in net assets	17,788,397	7,140,591
Net Assets
Beginning of period	92,088,176	84,947,585
End of period	$109,876,573	$92,088,176
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Class A		2021	2020	2019
Net asset value at beginning of period	$12.73	$10.66	$8.97	$7.98	$10.00
Net investment income (loss) (a)	0.05	0.04	0.02	0.10	0.05
Net realized and unrealized gain (loss)	(2.41)	2.06	1.85	0.93	(2.07)
Total from investment operations	(2.36)	2.10	1.87	1.03	(2.02)
Less distributions:
From net investment income	(0.06)	(0.03)	(0.18)	(0.04)	—
Net asset value at end of period	$10.31	$12.73	$10.66	$8.97	$7.98
Total investment return (b)	(18.53)%	19.68%	21.14%	12.96%	(20.20)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%††	0.30%	0.22%	1.18%	0.51%††
Net expenses (c)	1.48%††	1.47%	1.50%	1.50%	1.50%††
Expenses (before waiver/reimbursement) (c)	1.75%††	1.75%	2.00%	1.77%	1.89%††
Portfolio turnover rate	51%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$2,792	$2,921	$1,111	$77	$35

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Investor Class		2021	2020	2019
Net asset value at beginning of period	$12.70	$10.65	$8.95	$7.97	$10.00
Net investment income (loss) (a)	0.04	0.02	0.02	0.07	0.05
Net realized and unrealized gain (loss)	(2.41)	2.05	1.84	0.94	(2.08)
Total from investment operations	(2.37)	2.07	1.86	1.01	(2.03)
Less distributions:
From net investment income	(0.05)	(0.02)	(0.16)	(0.03)	—
Net asset value at end of period	$10.28	$12.70	$10.65	$8.95	$7.97
Total investment return (b)	(18.61)%	19.49%	21.11%(c)	12.71%(c)	(20.30)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%††	0.15%	0.17%	0.76%	0.53%††
Net expenses (d)	1.61%††	1.52%	1.52%	1.66%	1.68%††
Expenses (before waiver/reimbursement) (d)	1.87%††	1.81%	2.03%	1.92%	2.03%††
Portfolio turnover rate	51%	74%	122%	107%	80%
Net assets at end of period (in 000's)	$362	$507	$360	$121	$108

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Class C		2021	2020	2019
Net asset value at beginning of period	$12.48	$10.52	$8.85	$7.91	$10.00
Net investment income (loss) (a)	(0.00)‡	(0.08)	(0.05)	(0.01)	0.00‡
Net realized and unrealized gain (loss)	(2.37)	2.04	1.83	0.95	(2.09)
Total from investment operations	(2.37)	1.96	1.78	0.94	(2.09)
Less distributions:
From net investment income	—	—	(0.11)	—	—
Net asset value at end of period	$10.11	$12.48	$10.52	$8.85	$7.91
Total investment return (b)	(18.99)%(c)	18.63%(c)	20.23%	11.88%	(20.90)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01)%††	(0.63)%	(0.52)%	(0.13)%	0.04%††
Net expenses (d)	2.36%††	2.27%	2.27%	2.40%	2.44%††
Expenses (before waiver/reimbursement) (d)	2.63%††	2.57%	2.78%	2.67%	2.73%††
Portfolio turnover rate	51%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$179	$212	$217	$56	$93

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Class I		2021	2020	2019
Net asset value at beginning of period	$12.85	$10.77	$8.99	$8.00	$10.00
Net investment income (loss)	0.08	0.05(a)	0.05(a)	(0.02)(a)	0.03(a)
Net realized and unrealized gain (loss)	(2.42)	2.11	1.87	1.07	(2.03)
Total from investment operations	(2.34)	2.16	1.92	1.05	(2.00)
Less distributions:
From net investment income	(0.10)	(0.08)	(0.14)	(0.06)	(0.00)‡
Net asset value at end of period	$10.41	$12.85	$10.77	$8.99	$8.00
Total investment return (b)	(18.34)%	20.05%	21.60%	13.28%	(19.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%††	0.38%	0.55%	(0.26)%	0.34%††
Net expenses (c)	1.10%††	1.07%	1.15%	1.15%	1.19%††
Expenses (before waiver/reimbursement) (c)	1.51%††	1.52%	1.79%	1.52%	1.79%††
Portfolio turnover rate	51%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$10,309	$4,532	$30	$40	$7,934

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Class R6		2021	2020	2019
Net asset value at beginning of period	$12.79	$10.71	$9.00	$8.01	$10.00
Net investment income (loss)	0.07	0.08(a)	0.05(a)	0.10(a)	0.14(a)
Net realized and unrealized gain (loss)	(2.41)	2.06	1.86	0.95	(2.13)
Total from investment operations	(2.34)	2.14	1.91	1.05	(1.99)
Less distributions:
From net investment income	(0.11)	(0.06)	(0.20)	(0.06)	(0.00)‡
Net asset value at end of period	$10.34	$12.79	$10.71	$9.00	$8.01
Total investment return (b)	(18.40)%	20.05%	21.61%	13.29%	(19.89)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%††	0.58%	0.51%	1.11%	1.54%††
Net expenses (c)	1.10%††	1.07%	1.15%	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.37%††	1.32%	1.53%	1.42%	1.43%††
Portfolio turnover rate	51%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$96,234	$83,916	$83,230	$49,111	$62,635

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	November 15, 2017
Investor Class	November 15, 2017
Class C	November 15, 2017
Class I	November 15, 2017
Class R6	November 15, 2017
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay Candriam Emerging Markets Equity Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
23

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of

24	MainStay Candriam Emerging Markets Equity Fund

Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
25

Notes to Financial Statements (Unaudited) (continued)
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(K) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund's portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Liability Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	$(138)	$(138)
Total Fair Value	$(138)	$(138)
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Total
Forward Contracts	$(23,516)	$(23,516)
Total Net Realized Gain (Loss)	$(23,516)	$(23,516)

26	MainStay Candriam Emerging Markets Equity Fund

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Total
Forward Contracts	$(138)	$(138)
Total Net Change in Unrealized Appreciation (Depreciation)	$(138)	$(138)

Average Notional Amount	Total
Forward Contracts Long (a)	$56,443

(a)	Position was open one month during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 1.00% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.50%; and Class I, 1.10%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $457,011 and waived fees and/or reimbursed expenses in the amount of $128,334 and paid the Subadvisor fees of $164,339.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $817 and $58, respectively.
27

Notes to Financial Statements (Unaudited) (continued)
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,720	$—
Investor Class	570	—
Class C	254	—
Class I	3,544	—
Class R6	1,663	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$29,574	0.3%
Class R6	29,554	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$105,239,457	$6,655,253	$(7,553,061)	$(897,808)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $727,627, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$728	$—
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$450,910
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the

28	MainStay Candriam Emerging Markets Equity Fund

one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $79,986 and $45,750, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	94,113	$1,049,920
Shares issued to shareholders in reinvestment of distributions	1,080	13,154
Shares redeemed	(57,097)	(656,654)
Net increase (decrease) in shares outstanding before conversion	38,096	406,420
Shares converted into Class A (See Note 1)	3,188	38,357
Net increase (decrease)	41,284	$444,777
Year ended October 31, 2021:
Shares sold	183,552	$2,422,744
Shares issued to shareholders in reinvestment of distributions	294	3,539
Shares redeemed	(73,552)	(961,047)
Net increase (decrease) in shares outstanding before conversion	110,294	1,465,236
Shares converted into Class A (See Note 1)	14,968	188,531
Net increase (decrease)	125,262	$1,653,767

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,394	$40,328
Shares issued to shareholders in reinvestment of distributions	183	2,228
Shares redeemed	(5,115)	(58,563)
Net increase (decrease) in shares outstanding before conversion	(1,538)	(16,007)
Shares converted into Investor Class (See Note 1)	33	379
Shares converted from Investor Class (See Note 1)	(3,196)	(38,357)
Net increase (decrease)	(4,701)	$(53,985)
Year ended October 31, 2021:
Shares sold	28,442	$373,741
Shares issued to shareholders in reinvestment of distributions	70	842
Shares redeemed	(8,659)	(111,752)
Net increase (decrease) in shares outstanding before conversion	19,853	262,831
Shares converted into Investor Class (See Note 1)	1,158	15,431
Shares converted from Investor Class (See Note 1)	(14,872)	(187,174)
Net increase (decrease)	6,139	$91,088

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,571	$28,268
Shares redeemed	(1,811)	(18,804)
Net increase (decrease) in shares outstanding before conversion	760	9,464
Shares converted from Class C (See Note 1)	(34)	(379)
Net increase (decrease)	726	$9,085
Year ended October 31, 2021:
Shares sold	3,454	$44,739
Shares redeemed	(5,870)	(74,767)
Net increase (decrease) in shares outstanding before conversion	(2,416)	(30,028)
Shares converted from Class C (See Note 1)	(1,278)	(16,788)
Net increase (decrease)	(3,694)	$(46,816)

29

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	729,198	$8,140,554
Shares issued to shareholders in reinvestment of distributions	2,077	25,483
Shares redeemed	(93,264)	(1,018,350)
Net increase (decrease)	638,011	$7,147,687
Year ended October 31, 2021:
Shares sold	628,742	$8,155,416
Shares issued to shareholders in reinvestment of distributions	17	210
Shares redeemed	(279,040)	(3,577,313)
Net increase (decrease)	349,719	$4,578,313

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,817,895	$31,552,854
Shares issued to shareholders in reinvestment of distributions	61,678	751,850
Shares redeemed	(130,893)	(1,545,713)
Net increase (decrease)	2,748,680	$30,758,991
Year ended October 31, 2021:
Shares sold	541,627	$7,129,840
Shares issued to shareholders in reinvestment of distributions	37,020	446,085
Shares redeemed	(1,790,189)	(23,393,114)
Net increase (decrease)	(1,211,542)	$(15,817,189)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Candriam Emerging Markets Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Belgium S.A. (“Candriam Belgium”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Candriam Belgium in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Candriam Belgium in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam Belgium that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and Candriam Belgium personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam Belgium; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam Belgium; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam Belgium with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam Belgium. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and Candriam Belgium resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam Belgium
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Candriam Belgium, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Candriam Belgium and ongoing analysis of, and interactions with, Candriam Belgium with respect to, among other things, the Fund’s investment performance and risks as well as Candriam Belgium’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv)
legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Candriam Belgium provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Candriam Belgium’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Candriam Belgium’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam Belgium and New York Life Investments’ and Candriam Belgium’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam Belgium and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Candriam Belgium’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Candriam Belgium regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

32	MainStay Candriam Emerging Markets Equity Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Candriam Belgium as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam Belgium had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Candriam Belgium
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund. Because Candriam Belgium is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Belgium in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam Belgium and profits realized by New York Life Investments and its affiliates, including Candriam Belgium, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Candriam Belgium and
acknowledged that New York Life Investments and Candriam Belgium must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam Belgium to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Candriam Belgium is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam Belgium on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay Candriam Emerging Markets Equity Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

36	MainStay Candriam Emerging Markets Equity Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1776899MS086-22
MSCEME10-06/22
(NYLIM) NL440

MainStay Asset Allocation Funds

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Growth Allocation Fund
MainStay Equity Allocation Fund

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	-11.53%	-8.57%	2.91%	4.34%	0.90%
		Excluding sales charges		-8.79	-5.74	4.08	4.93	0.90
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-11.16	-8.21	2.75	4.16	1.17
		Excluding sales charges		-8.88	-5.86	3.92	4.75	1.17
Class B Shares[5]	Maximum 5% CDSC	With sales charges	4/4/2005	-13.55	-11.01	2.78	3.97	1.92
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-9.32	-6.65	3.12	3.97	1.92
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	-10.09	-7.52	3.13	3.97	1.92
	if Redeemed Within One Year of Purchase	Excluding sales charges		-9.24	-6.65	3.13	3.97	1.92
Class I Shares	No Sales Charge		4/4/2005	-8.73	-5.54	4.35	5.19	0.65
Class R2 Shares	No Sales Charge		6/14/2019	-8.84	-5.78	N/A	4.71	1.00
Class R3 Shares	No Sales Charge		2/29/2016	-9.00	-6.07	3.72	5.11	1.25
SIMPLE Class Shares	No Sales Charge		8/31/2020	-9.02	-6.17	N/A	1.02	1.42

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-9.65%	0.21%	13.66%	13.67%
MSCI EAFE® Index (Net)[3]	-11.80	-8.15	4.77	5.77
Bloomberg U.S. Aggregate Bond Index[4]	-9.47	-8.51	1.20	1.73
Conservative Allocation Composite Index[5]	-9.64	-5.74	5.49	5.86
Morningstar Allocation-30% to 50% Equity Category Average[6]	-8.56	-5.63	4.17	4.35

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500®
Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.
The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$912.10	$1.66	$1,023.06	$1.76	0.35%
Investor Class Shares	$1,000.00	$911.20	$2.61	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$906.80	$6.15	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$907.60	$6.15	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$912.70	$0.47	$1,024.30	$0.50	0.10%
Class R2 Shares	$1,000.00	$911.60	$2.13	$1,022.56	$2.26	0.45%
Class R3 Shares	$1,000.00	$910.00	$3.32	$1,021.32	$3.51	0.70%
SIMPLE Class Shares	$1,000.00	$909.80	$3.79	$1,020.83	$4.01	0.80%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	35.1%
Fixed Income Funds	55.3
Short-Term Investment	9.7
Other Assets, Less Liabilities	(0.1)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Conservative Allocation Fund returned −8.73%, outperforming the −9.65% return of the Fund’s primary benchmark, the S&P 500® Index, and the −11.80% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −9.47% return of the Bloomberg U.S. Aggregate Bond Index and the −9.64% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2022, Class I shares of the Fund underperformed the −8.56% return of the Morningstar Allocation—30% to 50% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund outperformed the internally maintained blend of indices, primarily due to active positioning at the asset class level in several areas. Key positive contributions came from:
• specific exposure to energy and gold miner equities,
• an emphasis on value over growth within stocks and
• short duration2 within fixed income.
(Contributions take weightings and total returns into account.)
A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
Active returns at the Underlying Fund level netted out close to zero and thus made little contribution to performance in aggregate.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as enhancing the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: The Fund held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

demand supporting corporate earnings. Management of the Fund’s stock/bond mix added to performance.
Fixed income: We skewed the Fund’s holdings to favor shorter maturity and lower quality instruments that would be less sensitive to rising bond yields. This approach reflected our belief that inflationary pressures were somewhat structural in nature and likely to persist at elevated levels for the foreseeable future. Fixed-income positioning bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Conservative Allocation Composite Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength, and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, staples and health care. Equity style positioning contributed positively to returns.
Other sector exposures: The Fund maintained a small position in gold miners as a hedge against inflation and/or a monetary policy mistake, in addition to a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. Both positions made disproportionate positive contributions to return as commodity prices rose.
How did the Fund’s allocations change over the course of the reporting period?
The Fund’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, stands as a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF and SPDR S&P Oil & Gas Exploration & Production ETF. We also added duration to the Fund’s bond portfolio very late in the reporting period, after yields had already risen considerably, by entering into a swap in which the Fund received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Fund holdings involved a partial shift out of MainStay MacKay Total Return Bond Fund and into IQ MacKay ESG Core Plus Bond ETF. Both vehicles are managed by the same team and pursue largely identical strategies, although the latter introduces some additional criteria to the selection of individual issues. We believe the Fund benefited from diversification across both products.
Another consequential change involved increased exposure to MainStay MacKay Short Duration High Yield Fund, manifesting our intention to shorten the average maturity and lower credit quality within the bond portion of the Fund. As noted previously, this contributed positively to return.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
While none of the Underlying Equity Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Epoch U.S. Equity Yield Fund, MainStay WMC Value Fund and IQ Chaikin U.S. Large Cap ETF. If we include vehicles that were not owned directly but to which the Fund had exposure via derivatives, the highest total return came from VanEck Vectors Gold Miners ETF. The VanEck Oil Services ETF would have held that honor, but it was held for only part of the reporting period. The Underlying Equity Funds with the lowest returns were MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
While none of the Underlying Equity Funds held for the entire reporting period contributed positively to the Fund’s performance, those producing the smallest negative contributions included MainStay Epoch U.S. Equity Yield Fund, which contributed virtually zero, and MainStay WMC Value Fund. Extending the analysis to include investments accessed via derivatives, VanEck Vectors Gold Miners ETF and iShares MSCI Emerging Markets ETF, the latter was held for only part of the reporting period, made the largest positive contributions to return. The Underlying Equity Funds that detracted the most from the Fund’s performance were MainStay

10	MainStay Conservative Allocation Fund

Winslow Large Cap Growth Fund and MainStay WMC Growth Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
While none of the Underlying Fixed-Income Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund. The largest losses came from MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
With all Underlying Fixed-Income Funds having experienced losses during the reporting period, it goes without saying that none contributed positively to performance. Those that detracted the least were MainStay Short Term Bond Fund, which was held for only part of the reporting period, and MainStay Floating Rate Fund. The most significant detractors were MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market sold off in April 2022, we added to the Fund’s equity exposures, positioning the Fund modestly overweight to equities as of April 30, 2022. We are fully cognizant of the many challenges facing stock prices (high inflation, rising rates, geopolitical conflict, supply chain disruptions, worker shortages), but we also perceive a supportive demand backdrop (robust corporate capital spending, solid household consumption, growing payrolls, healthy consumer sentiment and strong corporate balance sheets). The two appear in rough equilibrium, such that we expect a largely sideways market for the foreseeable future. Within that environment we anticipate trading tactically on the Fund’s behalf, adding to equity holdings during periods of weakness and trimming them again as prices recover.
In terms of the Fund’s posture within asset classes, the positions described above remain intact as of April 30, 2022. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology).
Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be all that far away.
The Fund retains a position in gold miners as of April 30, 2022, reflecting our view that real interest rates are historically quite low. The Fund also maintains exposure to energy sector firms as of April 30, 2022, as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
Within fixed income, we have lessened the Fund’s short-duration posture as yields have climbed. As of April 30, 2022, the Fund’s duration is notably short of the benchmark. The Fund maintains a mild tilt toward credit as of April 30, 2022, as corporate fundamentals appear likely to remain sound for the foreseeable future. We may increase the Fund’s high-yield bond exposure if we see credit spreads widen much beyond 400 basis points. (A basis point is one one-hundredth of a percentage point.)
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Affiliated Investment Companies 90.4%
Equity Funds 35.1%
IQ 50 Percent Hedged FTSE International ETF	409,863	$ 9,262,699
IQ 500 International ETF	258,678	7,688,169
IQ Candriam ESG International Equity ETF	293,031	7,563,072
IQ Candriam ESG U.S. Equity ETF	436,759	15,522,284
IQ Chaikin U.S. Large Cap ETF	364,964	11,756,877
IQ Chaikin U.S. Small Cap ETF	215,056	6,838,179
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	636,130	6,579,050
MainStay Epoch Capital Growth Fund Class I	142,359	1,556,108
MainStay Epoch International Choice Fund Class I	133,322	4,545,443
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	642,843	12,651,976
MainStay MacKay International Equity Fund Class R6	268,108	4,364,261
MainStay S&P 500 Index Fund Class I	126,474	6,643,605
MainStay Winslow Large Cap Growth Fund Class R6	1,459,345	15,139,389
MainStay WMC Enduring Capital Fund Class R6 (a)	375,707	11,658,447
MainStay WMC Growth Fund Class R6 (a)	424,623	14,963,680
MainStay WMC International Research Equity Fund Class I	657,839	4,463,108
MainStay WMC Small Companies Fund Class I (a)	320,416	7,560,675
MainStay WMC Value Fund Class R6	401,325	12,154,562
Total Equity Funds (Cost $142,603,952)		160,911,584
	Shares	Value

Fixed Income Funds 55.3%
IQ MacKay ESG Core Plus Bond ETF (a)	2,136,660	$ 47,818,665
MainStay Floating Rate Fund Class R6 (a)	3,986,551	35,744,216
MainStay MacKay High Yield Corporate Bond Fund Class R6	3,631,439	18,832,641
MainStay MacKay Short Duration High Yield Fund Class I	3,520,112	33,278,435
MainStay MacKay Total Return Bond Fund Class R6 (a)	12,328,864	117,895,995
Total Fixed Income Funds (Cost $271,628,692)		253,569,952
Total Affiliated Investment Companies (Cost $414,232,644)		414,481,536
Short-Term Investment 9.7%
Affiliated Investment Company 9.7%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	44,444,648	44,444,648
Total Short-Term Investment (Cost $44,444,648)	9.7%	44,444,648
Total Investments (Cost $458,677,292)	100.1%	458,926,184
Other Assets, Less Liabilities	(0.1)	(681,640)
Net Assets	100.0%	$ 458,244,544

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Conservative Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 10,170	$ 432	$ (384)	$ (2)	$ (953)	$ 9,263	$ 116	$ —	410
IQ 500 International ETF	8,948	358	(753)	40	(905)	7,688	145	—	259
IQ Candriam ESG International Equity ETF	8,695	459	(332)	49	(1,308)	7,563	97	—	293
IQ Candriam ESG U.S. Equity ETF	18,855	430	(1,802)	276	(2,237)	15,522	108	—	437
IQ Chaikin U.S. Large Cap ETF	12,726	532	(468)	(21)	(1,012)	11,757	81	—	365
IQ Chaikin U.S. Small Cap ETF	8,996	180	(1,350)	358	(1,346)	6,838	57	—	215
IQ MacKay ESG Core Plus Bond ETF	—	49,689	—	—	(1,870)	47,819	70	—	2,137
MainStay Candriam Emerging Markets Equity Fund Class R6	7,538	650	(104)	(12)	(1,493)	6,579	68	—	636
MainStay Epoch Capital Growth Fund Class I	1,886	493	(82)	(6)	(735)	1,556	2	420	142
MainStay Epoch International Choice Fund Class I	5,144	491	(168)	(13)	(909)	4,545	131	—	133
MainStay Epoch U.S. Equity Yield Fund Class R6	14,602	181	(2,019)	67	(179)	12,652	137	—	643
MainStay Floating Rate Fund Class R6	38,149	941	(2,671)	(29)	(646)	35,744	579	—	3,987
MainStay MacKay High Yield Corporate Bond Fund Class R6	20,305	945	(866)	(42)	(1,509)	18,833	523	—	3,631
MainStay MacKay International Equity Fund Class R6	4,948	1,375	(187)	(71)	(1,701)	4,364	19	612	268
MainStay MacKay Short Duration High Yield Fund Class I	25,436	11,161	(2,013)	(57)	(1,249)	33,278	607	—	3,520
MainStay MacKay Total Return Bond Fund Class R6	193,306	8,242	(58,289)	(4,798)	(20,565)	117,896	2,457	5,785	12,329
MainStay S&P 500 Index Fund Class I (a)	8,546	448	(1,264)	383	(1,469)	6,644	92	294	126
MainStay Short Term Bond Fund Class I	2,536	2	(2,516)	(50)	28	—	5	7	—
MainStay U.S. Government Liquidity Fund	45,132	75,023	(75,710)	—	—	44,445	7	—	44,445
MainStay Winslow Large Cap Growth Fund Class R6	19,359	5,643	(1,661)	(63)	(8,139)	15,139	—	3,580	1,459
MainStay WMC Enduring Capital Fund Class R6	12,610	1,619	(425)	(58)	(2,088)	11,658	42	1,033	376
MainStay WMC Growth Fund Class R6	17,634	5,677	(398)	(190)	(7,759)	14,964	—	3,520	425
MainStay WMC International Research Equity Fund Class I	5,054	511	(200)	(15)	(887)	4,463	133	—	658
MainStay WMC Small Companies Fund Class I	8,471	2,595	(768)	(286)	(2,451)	7,561	—	1,946	320
MainStay WMC Value Fund Class R6	13,224	6,180	(1,051)	(144)	(6,054)	12,155	124	5,850	401
	$512,270	$174,257	$(155,481)	$(4,684)	$(67,436)	$458,926	$5,600	$23,047

(a)	Prior to February 28, 2022, known as MainStay MacKay S&P 500 Index Fund Class I.
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	7,100	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	4,531	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	1,367	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(12,872)	—
Citibank NA	Russell 1000 Value Total Return Index	1 day FEDF	12/2/22	Daily	(2,224)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	7,487	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	2,288	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.11%	12/2/22	Daily	(2,713)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	25,957	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	3,747	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	5,574	$ —
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	3,330	—
						$ —

1.	As of April 30, 2022, cash in the amount $1,145,334 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 160,911,584	$ —	$ —	$ 160,911,584
Fixed Income Funds	253,569,952	—	—	253,569,952
Total Affiliated Investment Companies	414,481,536	—	—	414,481,536
Short-Term Investment
Affiliated Investment Company	44,444,648	—	—	44,444,648
Total Investments in Securities	$ 458,926,184	$ —	$ —	$ 458,926,184

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Conservative Allocation Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $458,677,292)	$458,926,184
Cash	379,863
Cash collateral on deposit at broker for swap contracts	1,145,334
Receivables:
Dividends and interest	98,985
Fund shares sold	93,840
Other assets	85,682
Total assets	460,729,888
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,819,676
Fund shares redeemed	308,647
Transfer agent (See Note 3)	117,419
NYLIFE Distributors (See Note 3)	116,988
Shareholder communication	71,894
Professional fees	31,576
Custodian	13,785
Manager (See Note 3)	1,513
Trustees	774
Accrued expenses	3,072
Total liabilities	2,485,344
Net assets	$458,244,544
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,932
Additional paid-in-capital	447,269,819
447,309,751
Total distributable earnings (loss)	10,934,793
Net assets	$458,244,544
Class A
Net assets applicable to outstanding shares	$380,103,422
Shares of beneficial interest outstanding	33,083,106
Net asset value per share outstanding	$11.49
Maximum sales charge (3.00% of offering price)	0.36
Maximum offering price per share outstanding	$11.85
Investor Class
Net assets applicable to outstanding shares	$35,975,603
Shares of beneficial interest outstanding	3,132,319
Net asset value per share outstanding	$11.49
Maximum sales charge (2.50% of offering price)	0.29
Maximum offering price per share outstanding	$11.78
Class B
Net assets applicable to outstanding shares	$7,879,340
Shares of beneficial interest outstanding	698,858
Net asset value and offering price per share outstanding	$11.27
Class C
Net assets applicable to outstanding shares	$23,497,646
Shares of beneficial interest outstanding	2,084,653
Net asset value and offering price per share outstanding	$11.27
Class I
Net assets applicable to outstanding shares	$7,433,824
Shares of beneficial interest outstanding	639,526
Net asset value and offering price per share outstanding	$11.62
Class R2
Net assets applicable to outstanding shares	$138,043
Shares of beneficial interest outstanding	12,019
Net asset value and offering price per share outstanding	$11.49
Class R3
Net assets applicable to outstanding shares	$2,261,573
Shares of beneficial interest outstanding	197,809
Net asset value and offering price per share outstanding	$11.43
SIMPLE Class
Net assets applicable to outstanding shares	$955,093
Shares of beneficial interest outstanding	83,313
Net asset value and offering price per share outstanding	$11.46
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,599,599
Expenses
Distribution/Service—Class A (See Note 3)	506,848
Distribution/Service—Investor Class (See Note 3)	48,765
Distribution/Service—Class B (See Note 3)	48,760
Distribution/Service—Class C (See Note 3)	134,595
Distribution/Service—Class R2 (See Note 3)	176
Distribution/Service—Class R3 (See Note 3)	4,556
Distribution/Service—SIMPLE Class (See Note 3)	1,496
Transfer agent (See Note 3)	217,772
Registration	53,546
Professional fees	26,130
Shareholder communication	16,811
Custodian	16,688
Trustees	5,221
Shareholder service (See Note 3)	981
Miscellaneous	11,092
Total expenses before waiver/reimbursement	1,093,437
Expense waiver/reimbursement from Manager (See Note 3)	(21,876)
Net expenses	1,071,561
Net investment income (loss)	4,528,038
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(4,683,553)
Realized capital gain distributions from affiliated investment companies	23,046,741
Swap transactions	(483,751)
Net realized gain (loss)	17,879,437
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(67,436,140)
Net realized and unrealized gain (loss)	(49,556,703)
Net increase (decrease) in net assets resulting from operations	$(45,028,665)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Conservative Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,528,038	$7,796,752
Net realized gain (loss)	17,879,437	26,317,771
Net change in unrealized appreciation (depreciation)	(67,436,140)	35,512,215
Net increase (decrease) in net assets resulting from operations	(45,028,665)	69,626,738
Distributions to shareholders:
Class A	(29,295,135)	(16,481,132)
Investor Class	(2,743,604)	(1,733,066)
Class B	(702,769)	(498,090)
Class C	(1,862,412)	(1,405,781)
Class I	(605,589)	(385,287)
Class R2	(9,989)	(4,957)
Class R3	(126,941)	(54,586)
SIMPLE Class	(34,627)	(3,866)
Total distributions to shareholders	(35,381,066)	(20,566,765)
Capital share transactions:
Net proceeds from sales of shares	32,919,408	59,958,845
Net asset value of shares issued to shareholders in reinvestment of distributions	34,971,439	20,354,709
Cost of shares redeemed	(42,504,282)	(72,335,582)
Increase (decrease) in net assets derived from capital share transactions	25,386,565	7,977,972
Net increase (decrease) in net assets	(55,023,166)	57,037,945
Net Assets
Beginning of period	513,267,710	456,229,765
End of period	$458,244,544	$513,267,710
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.53	$12.23	$11.96	$11.69	$12.51	$11.60
Net investment income (loss) (a)	0.12	0.22	0.25	0.24	0.22	0.22
Net realized and unrealized gain (loss)	(1.22)	1.64	0.33	0.69	(0.55)	0.95
Total from investment operations	(1.10)	1.86	0.58	0.93	(0.33)	1.17
Less distributions:
From net investment income	(0.36)	(0.19)	(0.26)	(0.28)	(0.25)	(0.23)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.94)	(0.56)	(0.31)	(0.66)	(0.49)	(0.26)
Net asset value at end of period	$11.49	$13.53	$12.23	$11.96	$11.69	$12.51
Total investment return (b)	(8.79)%	15.51%	5.00%	8.54%	(2.73)%	10.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%††	1.67%	2.10%	2.11%	1.77%	1.83%
Net expenses (c)	0.35%††	0.37%	0.37%	0.38%	0.36%	0.36%
Portfolio turnover rate	18%	25%	70%	46%	59%	36%
Net assets at end of period (in 000’s)	$380,103	$419,554	$355,167	$334,242	$299,016	$314,722

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.53	$12.23	$11.97	$11.69	$12.51	$11.59
Net investment income (loss) (a)	0.11	0.20	0.23	0.22	0.20	0.20
Net realized and unrealized gain (loss)	(1.23)	1.64	0.33	0.70	(0.54)	0.96
Total from investment operations	(1.12)	1.84	0.56	0.92	(0.34)	1.16
Less distributions:
From net investment income	(0.34)	(0.17)	(0.25)	(0.26)	(0.24)	(0.21)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.92)	(0.54)	(0.30)	(0.64)	(0.48)	(0.24)
Net asset value at end of period	$11.49	$13.53	$12.23	$11.97	$11.69	$12.51
Total investment return (b)	(8.88)%	15.33%	4.80%	8.43%	(2.88)%	10.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%††	1.49%	1.93%	1.92%	1.60%	1.63%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.51%	0.51%
Expenses (before waiver/reimbursement) (c)	0.61%††	0.64%	0.61%	0.59%	0.54%	0.51%
Portfolio turnover rate	18%	25%	70%	46%	59%	36%
Net assets at end of period (in 000's)	$35,976	$41,154	$41,762	$44,934	$37,828	$37,533

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.30	$12.07	$11.84	$11.64	$12.46	$11.55
Net investment income (loss) (a)	0.06	0.09	0.15	0.14	0.11	0.11
Net realized and unrealized gain (loss)	(1.21)	1.63	0.31	0.69	(0.55)	0.95
Total from investment operations	(1.15)	1.72	0.46	0.83	(0.44)	1.06
Less distributions:
From net investment income	(0.30)	(0.12)	(0.18)	(0.25)	(0.14)	(0.12)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.88)	(0.49)	(0.23)	(0.63)	(0.38)	(0.15)
Net asset value at end of period	$11.27	$13.30	$12.07	$11.84	$11.64	$12.46
Total investment return (b)	(9.32)%	14.49%	3.99%	7.61%	(3.63)%	9.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	0.72%	1.23%	1.22%	0.89%	0.95%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.26%	1.27%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.39%	1.36%	1.34%	1.29%	1.27%
Portfolio turnover rate	18%	25%	70%	46%	59%	36%
Net assets at end of period (in 000’s)	$7,879	$11,550	$13,236	$17,273	$21,988	$29,807

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.29	$12.07	$11.84	$11.64	$12.45	$11.54
Net investment income (loss) (a)	0.06	0.09	0.14	0.14	0.11	0.11
Net realized and unrealized gain (loss)	(1.20)	1.62	0.32	0.69	(0.54)	0.95
Total from investment operations	(1.14)	1.71	0.46	0.83	(0.43)	1.06
Less distributions:
From net investment income	(0.30)	(0.12)	(0.18)	(0.25)	(0.14)	(0.12)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.88)	(0.49)	(0.23)	(0.63)	(0.38)	(0.15)
Net asset value at end of period	$11.27	$13.29	$12.07	$11.84	$11.64	$12.45
Total investment return (b)	(9.24)%	14.41%	3.99%	7.61%	(3.56)%	9.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††	0.73%	1.21%	1.24%	0.89%	0.93%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.26%	1.27%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.39%	1.36%	1.34%	1.29%	1.27%
Portfolio turnover rate	18%	25%	70%	46%	59%	36%
Net assets at end of period (in 000’s)	$23,498	$29,825	$36,802	$44,222	$57,482	$74,457

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.68	$12.36	$12.08	$11.80	$12.61	$11.69
Net investment income (loss) (a)	0.14	0.25	0.29	0.28	0.26	0.25
Net realized and unrealized gain (loss)	(1.25)	1.66	0.33	0.69	(0.54)	0.96
Total from investment operations	(1.11)	1.91	0.62	0.97	(0.28)	1.21
Less distributions:
From net investment income	(0.37)	(0.22)	(0.29)	(0.31)	(0.29)	(0.26)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.95)	(0.59)	(0.34)	(0.69)	(0.53)	(0.29)
Net asset value at end of period	$11.62	$13.68	$12.36	$12.08	$11.80	$12.61
Total investment return (b)	(8.73)%	15.79%	5.30%	8.91%	(2.38)%(c)	10.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%††	1.91%	2.40%	2.38%	2.12%	2.05%
Net expenses (d)	0.10%††	0.12%	0.12%	0.13%	0.11%	0.12%
Portfolio turnover rate	18%	25%	70%	46%	59%	36%
Net assets at end of period (in 000’s)	$7,434	$8,909	$7,878	$9,272	$8,036	$12,532

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,		June 14, 2019^ through October 31, 2019
Class R2		2021	2020
Net asset value at beginning of period	$13.53	$12.23	$11.96	$11.61
Net investment income (loss) (a)	0.11	0.21	0.24	0.08
Net realized and unrealized gain (loss)	(1.22)	1.64	0.34	0.32
Total from investment operations	(1.11)	1.85	0.58	0.40
Less distributions:
From net investment income	(0.35)	(0.18)	(0.26)	(0.05)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	—
Total distributions	(0.93)	(0.55)	(0.31)	(0.05)
Net asset value at end of period	$11.49	$13.53	$12.23	$11.96
Total investment return (b)	(8.84)%	15.40%	4.93%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%††	1.56%	2.00%	1.83%††
Net expenses (c)	0.45%††	0.47%	0.47%	0.49%††
Portfolio turnover rate	18%	25%	70%	46%
Net assets at end of period (in 000’s)	$138	$141	$109	$100

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.47	$12.19	$11.94	$11.67	$12.50	$11.58
Net investment income (loss) (a)	0.10	0.17	0.20	0.19	0.15	0.18
Net realized and unrealized gain (loss)	(1.23)	1.64	0.34	0.70	(0.52)	0.96
Total from investment operations	(1.13)	1.81	0.54	0.89	(0.37)	1.14
Less distributions:
From net investment income	(0.33)	(0.16)	(0.24)	(0.24)	(0.22)	(0.19)
From net realized gain on investments	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.91)	(0.53)	(0.29)	(0.62)	(0.46)	(0.22)
Net asset value at end of period	$11.43	$13.47	$12.19	$11.94	$11.67	$12.50
Total investment return (b)	(9.00)%	15.12%	4.59%	8.20%	(3.06)%	9.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%††	1.32%	1.66%	1.68%	1.25%	1.46%
Net expenses (c)	0.70%††	0.72%	0.73%	0.73%	0.71%	0.71%
Portfolio turnover rate	18%	25%	70%	46%	59%	36%
Net assets at end of period (in 000’s)	$2,262	$1,831	$1,249	$739	$442	$62

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$13.50	$12.23	$12.58**
Net investment income (loss) (a)	0.09	0.17	0.03
Net realized and unrealized gain (loss)	(1.22)	1.63	(0.38)
Total from investment operations	(1.13)	1.80	(0.35)
Less distributions:
From net investment income	(0.33)	(0.16)	—
From net realized gain on investments	(0.58)	(0.37)	—
Total distributions	(0.91)	(0.53)	—
Net asset value at end of period	$11.46	$13.50	$12.23
Total investment return (b)	(9.02)%	14.98%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%††	1.27%	1.25%††
Net expenses (c)	0.80%††	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.85%††	0.89%	0.88%††
Portfolio turnover rate	18%	25%	70%
Net assets at end of period (in 000’s)	$955	$304	$27

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	-12.42%	-8.44%	4.50%	5.98%	0.88%
		Excluding sales charges		-9.71	-5.61	5.69	6.58	0.88
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-12.02	-8.15	4.31	5.79	1.20
		Excluding sales charges		-9.77	-5.80	5.49	6.39	1.20
Class B Shares[5]	Maximum 5% CDSC	With sales charges	4/4/2005	-14.27	-10.80	4.37	5.60	1.95
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-10.13	-6.50	4.69	5.60	1.95
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	-10.96	-7.35	4.71	5.60	1.95
	if Redeemed Within One Year of Purchase	Excluding sales charges		-10.13	-6.49	4.71	5.60	1.95
Class I Shares	No Sales Charge		4/4/2005	-9.54	-5.34	5.96	6.85	0.63
Class R2 Shares	No Sales Charge		6/14/2019	-9.68	-5.64	N/A	6.87	0.98
Class R3 Shares	No Sales Charge		2/29/2016	-9.87	-5.95	5.34	7.03	1.23
SIMPLE Class Shares	No Sales Charge		8/31/2020	-9.88	-6.03	N/A	3.74	1.45

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
23

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-9.65%	0.21%	13.66%	13.67%
MSCI EAFE® Index (Net)[3]	-11.80	-8.15	4.77	5.77
Bloomberg U.S. Aggregate Bond Index[4]	-9.47	-8.51	1.20	1.73
Moderate Allocation Composite Index[5]	-9.78	-4.42	7.54	7.86
Morningstar Allocation-50% to 70% Equity Category Average[6]	-8.84	-4.42	6.71	6.88

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.
The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

24	MainStay Moderate Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$902.90	$1.60	$1,023.11	$1.71	0.34%
Investor Class Shares	$1,000.00	$902.30	$2.59	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$898.70	$6.12	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$898.70	$6.12	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$904.60	$0.43	$1,024.35	$0.45	0.09%
Class R2 Shares	$1,000.00	$903.20	$2.08	$1,022.61	$2.21	0.44%
Class R3 Shares	$1,000.00	$901.30	$3.25	$1,021.37	$3.46	0.69%
SIMPLE Class Shares	$1,000.00	$901.20	$3.77	$1,020.83	$4.01	0.80%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
25

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	54.8%
Fixed Income Funds	35.1
Short-Term Investment	10.2
Other Assets, Less Liabilities	(0.1)
See Portfolio of Investments beginning on page 30 for specific holdings within these categories. The Fund’s holdings are subject to change.

26	MainStay Moderate Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Moderate Allocation Fund returned −9.54%, outperforming the −9.65% return of the Fund’s primary benchmark, the S&P 500® Index, and the −11.80% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the −9.47% return of the Bloomberg U.S. Aggregate Bond Index, and outperformed the −9.78% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2022, Class I shares of the Fund underperformed the −8.84% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund outperformed the internally maintained blend of indices, primarily due to active positioning at the asset class level in several areas. Key positive contributions came from:
• specific exposure to energy and gold miner equities,
• an emphasis on value over growth within stocks and
• short duration2 within fixed income.
(Contributions take weightings and total returns into account.)
A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
Active returns at the Underlying Fund level netted out close to zero and thus made little contribution to performance in aggregate.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as enhancing the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: The Fund held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic
1.
See page 23 for other share class returns, which may be higher or lower than Class I share returns. See page 24 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
27

demand supporting corporate earnings. Management of the Fund’s stock/bond mix added to performance.
Fixed income: We skewed the Fund’s holdings to favor shorter maturity and lower quality instruments that would be less sensitive to rising bond yields. This approach reflected our belief that inflationary pressures were somewhat structural in nature and likely to persist at elevated levels for the foreseeable future. Fixed-income positioning bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Moderate Allocation Composite Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength, and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, staples and health care. Equity style positioning contributed positively to returns.
Other sector exposures: The Fund maintained a small position in gold miners as a hedge against inflation and/or a monetary policy mistake, in addition to a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. Both positions made disproportionate positive contributions to return as commodity prices rose.
How did the Fund’s allocations change over the course of the reporting period?
The Fund’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, stands as a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF and SPDR S&P Oil & Gas Exploration & Production ETF. We also added duration to the Fund’s bond portfolio very late in the reporting period, after yields had already risen considerably, by entering into a swap in which the Fund received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Fund holdings involved a partial shift out of MainStay MacKay Total Return Bond Fund and into IQ MacKay ESG Core Plus Bond ETF. Both vehicles are managed by the same team and pursue largely identical strategies, although the latter introduces some additional criteria to the selection of individual issues. We believe the Fund benefited from diversification across both products.
Another consequential change involved increased exposure to MainStay MacKay Short Duration High Yield Fund, manifesting our intention to shorten the average maturity and lower credit quality within the bond portion of the Fund. As noted previously, this contributed positively to return.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
While none of the Underlying Equity Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Epoch U.S. Equity Yield Fund, MainStay WMC Value Fund and IQ Chaikin U.S. Large Cap ETF. If we include vehicles that were not owned directly but to which the Fund had exposure via derivatives, the highest total return came from VanEck Vectors Gold Miners ETF. The VanEck Oil Services ETF would have held that honor, but it was held for only part of the reporting period. The Underlying Equity Funds with the lowest returns were MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
While none of the Underlying Equity Funds held for the entire reporting period contributed positively to the Fund’s performance, those producing the smallest negative contributions included MainStay Epoch U.S. Equity Yield Fund, which contributed virtually zero, MainStay Epoch Capital Growth Fund and MainStay WMC Value Fund. Extending the analysis to include investments accessed via derivatives, VanEck Vectors Gold Miners ETF and iShares MSCI Emerging Markets ETF, the latter was held for only part of the reporting period, made the largest positive contributions to return. The Underlying Equity Funds that detracted

28	MainStay Moderate Allocation Fund

the most from the Fund’s performance were MainStay Winslow Large Cap Growth Fund and MainStay WMC Growth Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
While none of the Underlying Fixed-Income Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund. The largest losses came from MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
With all Underlying Fixed-Income Funds having experienced losses during the reporting period, it goes without saying that none contributed positively to performance. Those that detracted the least were MainStay Short Term Bond Fund, which was held for only part of the reporting period, and MainStay Floating Rate Fund. The most significant detractors were MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market sold off in April 2022, we added to the Fund’s equity exposure, positioning the Fund modestly overweight to equities as of April 30, 2022. We are fully cognizant of the many challenges facing stock prices (high inflation, rising rates, geopolitical conflict, supply chain disruptions, worker shortages), but we also perceive a supportive demand backdrop (robust corporate capital spending, solid household consumption, growing payrolls, healthy consumer sentiment and strong corporate balance sheets). The two appear in rough equilibrium, such that we expect a largely sideways market for the foreseeable future. Within that environment we anticipate trading tactically on the Fund’s behalf, adding to equity holdings during periods of weakness and trimming them again as prices recover.
In terms of the Fund’s posture within asset classes, the positions described above remain intact as of April 30, 2022. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology).
Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be all that far away.
The Fund retains a position in gold miners as of April 30, 2022, reflecting our view that real interest rates are historically quite low. The Fund also maintains exposure to energy sector firms as of April 30, 2022, as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
Within fixed income, we have lessened the Fund’s short-duration posture as yields have climbed. As of April 30, 2022, the Fund’s duration is notably short of the benchmark. The Fund maintains a mild tilt toward credit as of April 30, 2022, as corporate fundamentals appear likely to remain sound for the foreseeable future. We may increase the Fund’s high-yield bond exposure if we see credit spreads widen much beyond 400 basis points. (A basis point is one one-hundredth of a percentage point.)
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
29

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Affiliated Investment Companies 89.9%
Equity Funds 54.8%
IQ 50 Percent Hedged FTSE International ETF (a)	723,678	$ 16,354,761
IQ 500 International ETF (a)	675,970	20,090,504
IQ Candriam ESG International Equity ETF (a)	765,849	19,766,409
IQ Candriam ESG U.S. Equity ETF (a)	1,275,086	45,316,174
IQ Chaikin U.S. Large Cap ETF (a)	1,085,108	34,955,452
IQ Chaikin U.S. Small Cap ETF (a)	465,982	14,816,923
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	1,870,614	19,346,453
MainStay Epoch Capital Growth Fund Class I (a)	251,706	2,751,372
MainStay Epoch International Choice Fund Class I (a)	423,862	14,451,056
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,926,016	37,906,496
MainStay MacKay International Equity Fund Class R6 (a)	852,576	13,878,236
MainStay S&P 500 Index Fund Class I	223,363	11,733,149
MainStay Winslow Large Cap Growth Fund Class R6	4,260,280	44,196,573
MainStay WMC Enduring Capital Fund Class R6 (a)	1,115,301	34,608,563
MainStay WMC Growth Fund Class R6 (a)	1,237,298	43,602,261
MainStay WMC International Research Equity Fund Class I (a)	2,091,635	14,190,699
MainStay WMC Small Companies Fund Class I (a)	733,651	17,311,513
MainStay WMC Value Fund Class R6 (a)	1,191,612	36,089,266
Total Equity Funds (Cost $395,516,378)		441,365,860
	Shares	Value

Fixed Income Funds 35.1%
IQ MacKay ESG Core Plus Bond ETF (a)	2,348,138	$ 52,551,563
MainStay Floating Rate Fund Class R6 (a)	4,698,056	42,123,708
MainStay MacKay High Yield Corporate Bond Fund Class R6	6,409,011	33,237,133
MainStay MacKay Short Duration High Yield Fund Class I	4,005,510	37,867,288
MainStay MacKay Total Return Bond Fund Class R6 (a)	12,188,181	116,550,704
Total Fixed Income Funds (Cost $301,582,603)		282,330,396
Total Affiliated Investment Companies (Cost $697,098,981)		723,696,256
Short-Term Investment 10.2%
Affiliated Investment Company 10.2%
MainStay U.S. Government Liquidity Fund, 0.397% (a)(b)	81,768,909	81,768,909
Total Short-Term Investment (Cost $81,768,909)	10.2%	81,768,909
Total Investments (Cost $778,867,890)	100.1%	805,465,165
Other Assets, Less Liabilities	(0.1)	(862,545)
Net Assets	100.0%	$ 804,602,620

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay Moderate Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 17,601	$ 857	$ (426)	$ (26)	$ (1,651)	$ 16,355	$ 202	$ —	724
IQ 500 International ETF	23,168	856	(1,687)	20	(2,266)	20,091	381	—	676
IQ Candriam ESG International Equity ETF	22,592	1,088	(633)	(23)	(3,258)	19,766	253	—	766
IQ Candriam ESG U.S. Equity ETF	56,419	1,121	(6,518)	387	(6,093)	45,316	315	—	1,275
IQ Chaikin U.S. Large Cap ETF	36,057	2,539	(608)	(22)	(3,011)	34,955	233	—	1,085
IQ Chaikin U.S. Small Cap ETF	25,705	659	(9,349)	2,707	(4,905)	14,817	129	—	466
IQ MacKay ESG Core Plus Bond ETF	—	54,563	—	—	(2,011)	52,552	71	—	2,348
MainStay Candriam Emerging Markets Equity Fund Class R6	21,671	2,291	(221)	(27)	(4,368)	19,346	193	—	1,871
MainStay Epoch Capital Growth Fund Class I	3,284	842	(77)	(4)	(1,294)	2,751	4	732	252
MainStay Epoch International Choice Fund Class I	15,971	1,617	(226)	(19)	(2,892)	14,451	408	—	424
MainStay Epoch U.S. Equity Yield Fund Class R6	37,443	2,500	(1,591)	9	(455)	37,906	378	—	1,926
MainStay Floating Rate Fund Class R6	44,123	1,212	(2,418)	(31)	(762)	42,124	674	—	4,698
MainStay MacKay High Yield Corporate Bond Fund Class R6	35,227	2,040	(1,311)	(71)	(2,648)	33,237	914	—	6,409
MainStay MacKay International Equity Fund Class R6	15,438	4,445	(437)	(166)	(5,402)	13,878	59	1,909	853
MainStay MacKay Short Duration High Yield Fund Class I	22,064	18,824	(1,582)	(39)	(1,400)	37,867	646	—	4,006
MainStay MacKay Total Return Bond Fund Class R6	202,770	8,560	(69,017)	(5,823)	(19,939)	116,551	2,492	6,068	12,188
MainStay S&P 500 Index Fund Class I (a)	21,605	1,003	(8,811)	3,171	(5,235)	11,733	234	744	223
MainStay Short Term Bond Fund Class I	4,399	3	(4,365)	(85)	48	—	8	11	—
MainStay U.S. Government Liquidity Fund	77,521	96,180	(91,932)	—	—	81,769	13	—	81,769
MainStay Winslow Large Cap Growth Fund Class R6	52,905	15,433	(915)	(141)	(23,085)	44,197	—	9,785	4,260
MainStay WMC Enduring Capital Fund Class R6	36,462	5,380	(998)	(50)	(6,185)	34,609	121	2,987	1,115
MainStay WMC Growth Fund Class R6	43,355	22,179	(674)	(346)	(20,912)	43,602	—	8,655	1,237
MainStay WMC International Research Equity Fund Class I	15,814	1,524	(301)	(29)	(2,817)	14,191	417	—	2,092
MainStay WMC Small Companies Fund Class I	24,633	5,657	(5,456)	(72)	(7,450)	17,312	—	5,657	734
MainStay WMC Value Fund Class R6	35,940	18,191	(1,043)	(663)	(16,336)	36,089	337	15,899	1,192
	$892,167	$269,564	$(210,596)	$(1,343)	$(144,327)	$805,465	$8,482	$52,447

(a)	Prior to February 28, 2022, known as MainStay MacKay S&P 500 Index Fund Class I.
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	12,524	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	8,000	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	2,398	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(22,831)	—
Citibank NA	Russell 1000 Value Total Return Index	1 day FEDF	12/2/22	Daily	(3,944)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	14,974	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	4,038	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.10%	12/2/22	Daily	(4,748)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	44,003	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	6,538	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	9,779	$ —
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,879	—
						$ —

1.	As of April 30, 2022, cash in the amount $1,920,413 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 441,365,860	$ —	$ —	$ 441,365,860
Fixed Income Funds	282,330,396	—	—	282,330,396
Total Affiliated Investment Companies	723,696,256	—	—	723,696,256
Short-Term Investment
Affiliated Investment Company	81,768,909	—	—	81,768,909
Total Investments in Securities	$ 805,465,165	$ —	$ —	$ 805,465,165

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay Moderate Allocation Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $778,867,890)	$805,465,165
Cash	711,297
Cash collateral on deposit at broker for swap contracts	1,920,413
Receivables:
Fund shares sold	279,518
Dividends and interest	119,617
Manager (See Note 3)	2,356
Other assets	91,028
Total assets	808,589,394
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	3,110,684
Fund shares redeemed	298,313
Transfer agent (See Note 3)	247,898
NYLIFE Distributors (See Note 3)	199,373
Shareholder communication	98,890
Custodian	14,509
Professional fees	13,801
Trustees	967
Accrued expenses	2,339
Total liabilities	3,986,774
Net assets	$804,602,620
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$62,414
Additional paid-in-capital	744,856,659
744,919,073
Total distributable earnings (loss)	59,683,547
Net assets	$804,602,620
Class A
Net assets applicable to outstanding shares	$658,825,742
Shares of beneficial interest outstanding	51,095,072
Net asset value per share outstanding	$12.89
Maximum sales charge (3.00% of offering price)	0.40
Maximum offering price per share outstanding	$13.29
Investor Class
Net assets applicable to outstanding shares	$88,776,278
Shares of beneficial interest outstanding	6,868,939
Net asset value per share outstanding	$12.92
Maximum sales charge (2.50% of offering price)	0.33
Maximum offering price per share outstanding	$13.25
Class B
Net assets applicable to outstanding shares	$19,956,147
Shares of beneficial interest outstanding	1,563,463
Net asset value and offering price per share outstanding	$12.76
Class C
Net assets applicable to outstanding shares	$23,611,122
Shares of beneficial interest outstanding	1,850,417
Net asset value and offering price per share outstanding	$12.76
Class I
Net assets applicable to outstanding shares	$9,782,630
Shares of beneficial interest outstanding	752,628
Net asset value and offering price per share outstanding	$13.00
Class R2
Net assets applicable to outstanding shares	$163,145
Shares of beneficial interest outstanding	12,658
Net asset value and offering price per share outstanding	$12.89
Class R3
Net assets applicable to outstanding shares	$1,589,724
Shares of beneficial interest outstanding	123,584
Net asset value and offering price per share outstanding	$12.86
SIMPLE Class
Net assets applicable to outstanding shares	$1,897,832
Shares of beneficial interest outstanding	146,974
Net asset value and offering price per share outstanding	$12.91
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$8,482,363
Expenses
Distribution/Service—Class A (See Note 3)	875,304
Distribution/Service—Investor Class (See Note 3)	120,128
Distribution/Service—Class B (See Note 3)	118,723
Distribution/Service—Class C (See Note 3)	136,668
Distribution/Service—Class R2 (See Note 3)	215
Distribution/Service—Class R3 (See Note 3)	3,978
Distribution/Service—SIMPLE Class (See Note 3)	3,526
Transfer agent (See Note 3)	446,427
Registration	54,021
Professional fees	36,443
Shareholder communication	32,747
Custodian	18,055
Trustees	8,942
Shareholder service (See Note 3)	881
Miscellaneous	16,644
Total expenses before waiver/reimbursement	1,872,702
Expense waiver/reimbursement from Manager (See Note 3)	(73,160)
Net expenses	1,799,542
Net investment income (loss)	6,682,821
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(1,343,456)
Realized capital gain distributions from affiliated investment companies	52,446,714
Swap transactions	(206,211)
Net realized gain (loss)	50,897,047
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(144,326,754)
Net realized and unrealized gain (loss)	(93,429,707)
Net increase (decrease) in net assets resulting from operations	$(86,746,886)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay Moderate Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,682,821	$10,446,065
Net realized gain (loss)	50,897,047	61,005,396
Net change in unrealized appreciation (depreciation)	(144,326,754)	98,856,644
Net increase (decrease) in net assets resulting from operations	(86,746,886)	170,308,105
Distributions to shareholders:
Class A	(64,025,940)	(34,271,649)
Investor Class	(8,434,925)	(5,400,815)
Class B	(1,976,049)	(1,464,688)
Class C	(2,293,599)	(1,732,553)
Class I	(1,040,013)	(525,585)
Class R2	(15,531)	(8,311)
Class R3	(139,179)	(53,511)
SIMPLE Class	(100,733)	(5,676)
Total distributions to shareholders	(78,025,969)	(43,462,788)
Capital share transactions:
Net proceeds from sales of shares	51,937,770	85,932,952
Net asset value of shares issued to shareholders in reinvestment of distributions	77,442,907	43,197,194
Cost of shares redeemed	(53,685,834)	(109,098,684)
Increase (decrease) in net assets derived from capital share transactions	75,694,843	20,031,462
Net increase (decrease) in net assets	(89,078,012)	146,876,779
Net Assets
Beginning of period	893,680,632	746,803,853
End of period	$804,602,620	$893,680,632
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$15.64	$13.41	$13.28	$13.14	$14.23	$12.83
Net investment income (loss) (a)	0.12	0.20	0.24	0.23	0.20	0.20
Net realized and unrealized gain (loss)	(1.50)	2.83	0.41	0.81	(0.53)	1.67
Total from investment operations	(1.38)	3.03	0.65	1.04	(0.33)	1.87
Less distributions:
From net investment income	(0.53)	(0.23)	(0.26)	(0.27)	(0.31)	(0.25)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(1.37)	(0.80)	(0.52)	(0.90)	(0.76)	(0.47)
Net asset value at end of period	$12.89	$15.64	$13.41	$13.28	$13.14	$14.23
Total investment return (b)	(9.71)%	23.28%	4.96%	8.88%	(2.58)%	14.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%††	1.32%	1.87%	1.82%	1.47%	1.52%
Net expenses (c)	0.34%††	0.35%	0.36%	0.36%	0.34%	0.35%
Portfolio turnover rate	15%	29%	59%	45%	52%	33%
Net assets at end of period (in 000’s)	$658,826	$721,363	$568,079	$553,530	$480,956	$500,627

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$15.65	$13.42	$13.28	$13.14	$14.22	$12.81
Net investment income (loss) (a)	0.10	0.17	0.22	0.21	0.18	0.18
Net realized and unrealized gain (loss)	(1.49)	2.82	0.41	0.81	(0.54)	1.67
Total from investment operations	(1.39)	2.99	0.63	1.02	(0.36)	1.85
Less distributions:
From net investment income	(0.50)	(0.19)	(0.23)	(0.25)	(0.27)	(0.22)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(1.34)	(0.76)	(0.49)	(0.88)	(0.72)	(0.44)
Net asset value at end of period	$12.92	$15.65	$13.42	$13.28	$13.14	$14.22
Total investment return (b)	(9.77)%	22.97%	4.83%	8.64%	(2.78)%	14.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%††	1.12%	1.68%	1.60%	1.30%	1.32%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.51%	0.53%
Expenses (before waiver/reimbursement) (c)	0.65%††	0.67%	0.66%	0.64%	0.58%	0.53%
Portfolio turnover rate	15%	29%	59%	45%	52%	33%
Net assets at end of period (in 000's)	$88,776	$101,233	$101,831	$104,946	$84,202	$84,951

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$15.42	$13.23	$13.09	$12.94	$14.00	$12.62
Net investment income (loss) (a)	0.05	0.06	0.13	0.12	0.08	0.08
Net realized and unrealized gain (loss)	(1.48)	2.79	0.39	0.79	(0.53)	1.65
Total from investment operations	(1.43)	2.85	0.52	0.91	(0.45)	1.73
Less distributions:
From net investment income	(0.39)	(0.09)	(0.12)	(0.13)	(0.16)	(0.13)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(1.23)	(0.66)	(0.38)	(0.76)	(0.61)	(0.35)
Net asset value at end of period	$12.76	$15.42	$13.23	$13.09	$12.94	$14.00
Total investment return (b)	(10.13)%	22.04%	4.03%	7.82%	(3.45)%	13.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%††	0.43%	1.00%	0.96%	0.60%	0.63%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.26%	1.29%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.42%	1.40%	1.38%	1.33%	1.29%
Portfolio turnover rate	15%	29%	59%	45%	52%	33%
Net assets at end of period (in 000’s)	$19,956	$27,037	$31,682	$40,817	$50,416	$67,352

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$15.42	$13.23	$13.08	$12.93	$14.00	$12.62
Net investment income (loss) (a)	0.05	0.06	0.13	0.13	0.08	0.08
Net realized and unrealized gain (loss)	(1.48)	2.79	0.40	0.78	(0.54)	1.65
Total from investment operations	(1.43)	2.85	0.53	0.91	(0.46)	1.73
Less distributions:
From net investment income	(0.39)	(0.09)	(0.12)	(0.13)	(0.16)	(0.13)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(1.23)	(0.66)	(0.38)	(0.76)	(0.61)	(0.35)
Net asset value at end of period	$12.76	$15.42	$13.23	$13.08	$12.93	$14.00
Total investment return (b)	(10.13)%	22.05%	4.11%	7.83%	(3.52)%	13.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%††	0.40%	0.99%	1.00%	0.59%	0.61%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.26%	1.29%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.42%	1.40%	1.38%	1.33%	1.29%
Portfolio turnover rate	15%	29%	59%	45%	52%	33%
Net assets at end of period (in 000’s)	$23,611	$30,309	$35,483	$43,681	$57,496	$69,641

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$15.77	$13.52	$13.37	$13.24	$14.34	$12.92
Net investment income (loss) (a)	0.14	0.23	0.30	0.28	0.24	0.24
Net realized and unrealized gain (loss)	(1.50)	2.85	0.40	0.79	(0.54)	1.68
Total from investment operations	(1.36)	3.08	0.70	1.07	(0.30)	1.92
Less distributions:
From net investment income	(0.57)	(0.26)	(0.29)	(0.31)	(0.35)	(0.28)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(1.41)	(0.83)	(0.55)	(0.94)	(0.80)	(0.50)
Net asset value at end of period	$13.00	$15.77	$13.52	$13.37	$13.24	$14.34
Total investment return (b)	(9.54)%	23.52%	5.33%	9.04%	(2.39)%	15.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%††	1.55%	2.31%	2.15%	1.75%	1.76%
Net expenses (c)	0.09%††	0.10%	0.11%	0.11%	0.09%	0.10%
Portfolio turnover rate	15%	29%	59%	45%	52%	33%
Net assets at end of period (in 000’s)	$9,783	$11,150	$8,586	$11,687	$13,108	$14,973

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,		June 14, 2019^ through October 31, 2019
Class R2		2021	2020
Net asset value at beginning of period	$15.62	$13.40	$13.27	$12.78
Net investment income (loss) (a)	0.11	0.18	0.24	0.06
Net realized and unrealized gain (loss)	(1.48)	2.82	0.40	0.43
Total from investment operations	(1.37)	3.00	0.64	0.49
Less distributions:
From net investment income	(0.52)	(0.21)	(0.25)	—
From net realized gain on investments	(0.84)	(0.57)	(0.26)	—
Total distributions	(1.36)	(0.78)	(0.51)	—
Net asset value at end of period	$12.89	$15.62	$13.40	$13.27
Total investment return (b)	(9.68)%	23.10%	4.89%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%††	1.22%	1.81%	1.13%††
Net expenses (c)	0.44%††	0.45%	0.46%	0.47%††
Portfolio turnover rate	15%	29%	59%	45%
Net assets at end of period (in 000’s)	$163	$177	$141	$147

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

38	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$15.58	$13.37	$13.24	$13.09	$14.20	$12.80
Net investment income (loss) (a)	0.09	0.14	0.20	0.17	0.13	0.09
Net realized and unrealized gain (loss)	(1.49)	2.82	0.42	0.82	(0.50)	1.73
Total from investment operations	(1.40)	2.96	0.62	0.99	(0.37)	1.82
Less distributions:
From net investment income	(0.48)	(0.18)	(0.23)	(0.21)	(0.29)	(0.20)
From net realized gain on investments	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(1.32)	(0.75)	(0.49)	(0.84)	(0.74)	(0.42)
Net asset value at end of period	$12.86	$15.58	$13.37	$13.24	$13.09	$14.20
Total investment return (b)	(9.87)%	22.79%	4.70%	8.46%	(2.91)%	14.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%††	0.96%	1.54%	1.32%	0.94%	0.64%
Net expenses (c)	0.69%††	0.70%	0.71%	0.71%	0.69%	0.69%
Portfolio turnover rate	15%	29%	59%	45%	52%	33%
Net assets at end of period (in 000’s)	$1,590	$1,557	$964	$1,004	$459	$212

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$15.62	$13.42	$13.95**
Net investment income (loss) (a)	0.08	0.11	0.02
Net realized and unrealized gain (loss)	(1.49)	2.84	(0.55)
Total from investment operations	(1.41)	2.95	(0.53)
Less distributions:
From net investment income	(0.46)	(0.18)	—
From net realized gain on investments	(0.84)	(0.57)	—
Total distributions	(1.30)	(0.75)	—
Net asset value at end of period	$12.91	$15.62	$13.42
Total investment return (b)	(9.88)%	22.61%	(3.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%††	0.75%	0.95%††
Net expenses (c)	0.80%††	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.90%††	0.92%	0.93%††
Portfolio turnover rate	15%	29%	59%
Net assets at end of period (in 000’s)	$1,898	$853	$38

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

40	MainStay Moderate Allocation Fund

MainStay Growth Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	-12.69%	-7.80%	5.66%	7.29%	0.90%
		Excluding sales charges		-9.99	-4.95	6.86	7.90	0.90
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-12.35	-7.49	5.47	7.11	1.23
		Excluding sales charges		-10.10	-5.12	6.67	7.72	1.23
Class B Shares[5]	Maximum 5% CDSC	With sales charges	4/4/2005	-14.56	-10.17	5.54	6.90	1.98
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-10.50	-5.90	5.85	6.90	1.98
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	-11.25	-6.69	5.86	6.91	1.98
	if Redeemed Within One Year of Purchase	Excluding sales charges		-10.44	-5.84	5.86	6.91	1.98
Class I Shares	No Sales Charge		4/4/2005	-9.91	-4.71	7.13	8.18	0.65
Class R2 Shares	No Sales Charge		6/14/2019	-10.09	-5.04	N/A	8.85	1.00
Class R3 Shares	No Sales Charge		2/29/2016	-10.19	-5.29	6.49	8.61	1.25
SIMPLE Class Shares	No Sales Charge		8/31/2020	-10.22	-5.35	N/A	7.07	1.48

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
41

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-9.65%	0.21%	13.66%	13.67%
MSCI EAFE® Index (Net)[3]	-11.80	-8.15	4.77	5.77
Bloomberg U.S. Aggregate Bond Index[4]	-9.47	-8.51	1.20	1.73
Growth Allocation Composite Index[5]	-9.96	-3.12	9.52	9.81
Morningstar Allocation-70% to 85% Equity Category Average[6]	-10.30	-5.43	6.96	7.51

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Fund has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the
MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.
The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

42	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$900.10	$1.65	$1,023.06	$1.76	0.35%
Investor Class Shares	$1,000.00	$899.00	$2.59	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$895.00	$6.11	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$895.60	$6.11	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$900.90	$0.47	$1,024.30	$0.50	0.10%
Class R2 Shares	$1,000.00	$899.10	$2.07	$1,022.61	$2.21	0.44%
Class R3 Shares	$1,000.00	$898.10	$3.29	$1,021.32	$3.51	0.70%
SIMPLE Class Shares	$1,000.00	$897.80	$3.76	$1,020.83	$4.01	0.80%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
43

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	75.1%
Fixed Income Funds	14.7
Short-Term Investment	10.3
Other Assets, Less Liabilities	(0.1)
See Portfolio of Investments beginning on page 48 for specific holdings within these categories. The Fund’s holdings are subject to change.

44	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Growth Allocation Fund returned −9.91%, underperforming the −9.65% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the −11.80% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the −9.47% return of the Bloomberg U.S. Aggregate Bond Index, and outperformed the −9.96% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2022, Class I shares of the Fund outperformed the −10.30% return of the Morningstar Allocation—70% to 85% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund outperformed the internally maintained blend of indices, primarily due to active positioning at the asset class level in several areas. Key positive contributions came from:
• specific exposure to energy and gold miner equities,
• an emphasis on value over growth within stocks and
• short duration2 within fixed income.
(Contributions take weightings and total returns into account.)
A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
Active returns at the Underlying Fund level netted out close to zero and thus made little contribution to performance in aggregate.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as enhancing the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: The Fund held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic
1.
See page 41 for other share class returns, which may be higher or lower than Class I share returns. See page 42 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
45

demand supporting corporate earnings. Management of the Fund’s stock/bond mix added to performance.
Fixed income: We skewed the Fund’s holdings to favor shorter maturity and lower quality instruments that would be less sensitive to rising bond yields. This approach reflected our belief that inflationary pressures were somewhat structural in nature and likely to persist at elevated levels for the foreseeable future. Fixed-income positioning bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Growth Allocation Composite Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength, and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Fund emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, staples and health care. Equity style positioning contributed positively to returns.
Other sector exposures: The Fund maintained a small position in gold miners as a hedge against inflation and/or a monetary policy mistake, in addition to a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. Both positions made disproportionate positive contributions to return as commodity prices rose.
How did the Fund’s allocations change over the course of the reporting period?
The Fund’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, stands as a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF and SPDR S&P Oil & Gas Exploration & Production ETF. We also added duration to the Fund’s bond portfolio very late in the reporting period, after yields had already risen considerably, by entering into a swap in which the Fund received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Fund holdings involved a partial shift out of MainStay MacKay Total Return Bond Fund and into MainStay MacKay Short Duration High Yield Fund, manifesting our intention to shorten the average maturity and lower credit quality within the bond portion of the Fund. As noted previously, this contributed positively to return.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
While none of the Underlying Equity Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Epoch U.S. Equity Yield Fund, MainStay WMC Value Fund and IQ Chaikin U.S. Large Cap ETF. If we include vehicles that were not owned directly but to which the Fund had exposure via derivatives, the highest total return came from VanEck Vectors Gold Miners ETF. The VanEck Oil Services ETF would have held that honor, but it was held for only part of the reporting period. The Underlying Equity Funds with the lowest returns were MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
While none of the Underlying Equity Funds held for the entire reporting period contributed positively to the Fund’s performance, those producing the smallest negative contributions included MainStay Epoch U.S. Equity Yield Fund, which contributed virtually zero, MainStay Epoch Capital Growth Fund and MainStay WMC Value Fund. Extending the analysis to include investments accessed via derivatives, VanEck Vectors Gold Miners ETF and iShares MSCI Emerging Markets ETF, the latter was held for only part of the reporting period, made the largest positive contributions to return. The Underlying Equity Funds that detracted the most from the Fund’s performance were MainStay Winslow Large Cap Growth Fund and MainStay WMC Growth Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
While none of the Underlying Fixed-Income Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund. The largest

46	MainStay Growth Allocation Fund

losses came from MainStay MacKay Total Return Bond Fund and IQ MacKay ESG Core Plus Bond ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
With all Underlying Fixed-Income Funds having experienced losses during the reporting period, it goes without saying that none contributed positively to performance. Those that detracted the least were MainStay Short Term Bond Fund, which was held for only part of the reporting period, and MainStay Floating Rate Fund. The most significant detractors were MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Short Duration High Yield Fund.
How was the Fund positioned at the end of the reporting period?
As the market sold off in April 2022, we added to the Fund’s equity exposure, positioning the Fund modestly overweight to equities as of April 30, 2022. We are fully cognizant of the many challenges facing stock prices (high inflation, rising rates, geopolitical conflict, supply chain disruptions, worker shortages), but we also perceive a supportive demand backdrop (robust corporate capital spending, solid household consumption, growing payrolls, healthy consumer sentiment and strong corporate balance sheets). The two appear in rough equilibrium, such that we expect a largely sideways market for the foreseeable future. Within that environment we anticipate trading tactically on the Fund’s behalf, adding to equity holdings during periods of weakness and trimming them again as prices recover.
In terms of the Fund’s posture within asset classes, the positions described above remain intact as of April 30, 2022. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be all that far away.
The Fund retains a position in gold miners as of April 30, 2022, reflecting our view that real interest rates are historically quite low. The Fund also maintains exposure to energy sector firms as of April 30, 2022, as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
Within fixed income, we have lessened the Fund’s short-duration posture as yields have climbed. As of April 30, 2022, the Fund’s duration is notably short of the benchmark. The Fund maintains a mild tilt toward credit as of April 30, 2022, as corporate fundamentals appear likely to remain sound for the foreseeable future. We may increase the Fund’s high-yield bond exposure if we see credit spreads widen much beyond 400 basis points. (A basis point is one one-hundredth of a percentage point.)
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
47

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Affiliated Investment Companies 89.8%
Equity Funds 75.1%
IQ 50 Percent Hedged FTSE International ETF (a)	736,851	$ 16,652,464
IQ 500 International ETF (a)	909,579	27,033,597
IQ Candriam ESG International Equity ETF (a)	1,032,463	26,647,664
IQ Candriam ESG U.S. Equity ETF (a)	1,531,029	54,412,311
IQ Chaikin U.S. Large Cap ETF (a)	1,485,385	47,849,895
IQ Chaikin U.S. Small Cap ETF (a)	1,229,077	39,081,207
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,671,326	27,627,657
MainStay Epoch Capital Growth Fund Class I (a)	255,585	2,793,775
MainStay Epoch International Choice Fund Class I (a)	622,011	21,206,733
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,554,962	50,284,983
MainStay MacKay International Equity Fund Class R6 (a)	1,253,845	20,410,082
MainStay S&P 500 Index Fund Class I	227,339	11,942,031
MainStay Winslow Large Cap Growth Fund Class R6	5,113,566	53,048,644
MainStay WMC Enduring Capital Fund Class R6 (a)	1,538,220	47,732,049
MainStay WMC Growth Fund Class R6 (a)	1,495,967	52,717,713
MainStay WMC International Research Equity Fund Class I (a)	3,075,657	20,866,793
MainStay WMC Small Companies Fund Class I (a)	1,716,134	40,494,575
MainStay WMC Value Fund Class R6 (a)	1,626,408	49,257,554
Total Equity Funds (Cost $537,916,201)		610,059,727
	Shares	Value

Fixed Income Funds 14.7%
IQ MacKay ESG Core Plus Bond ETF (a)	85,293	$ 1,908,866
MainStay Floating Rate Fund Class R6 (a)	4,780,111	42,859,427
MainStay MacKay High Yield Corporate Bond Fund Class R6	6,520,651	33,816,096
MainStay MacKay Short Duration High Yield Fund Class I	4,070,487	38,481,573
MainStay MacKay Total Return Bond Fund Class R6	240,255	2,297,460
Total Fixed Income Funds (Cost $123,599,916)		119,363,422
Total Affiliated Investment Companies (Cost $661,516,117)		729,423,149
Short-Term Investment 10.3%
Affiliated Investment Company 10.3%
MainStay U.S. Government Liquidity Fund, 0.397% (a)(b)	83,676,265	83,676,265
Total Short-Term Investment (Cost $83,676,265)	10.3%	83,676,265
Total Investments (Cost $745,192,382)	100.1%	813,099,414
Other Assets, Less Liabilities	(0.1)	(607,582)
Net Assets	100.0%	$ 812,491,832

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

48	MainStay Growth Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 18,364	$ 437	$ (420)	$ 28	$ (1,757)	$ 16,652	$ 208	$ —	737
IQ 500 International ETF	31,518	425	(1,791)	173	(3,291)	27,034	520	—	910
IQ Candriam ESG International Equity ETF	30,446	1,112	(462)	(28)	(4,420)	26,648	341	—	1,032
IQ Candriam ESG U.S. Equity ETF	69,277	—	(7,836)	698	(7,727)	54,412	387	—	1,531
IQ Chaikin U.S. Large Cap ETF	49,858	2,441	(326)	(23)	(4,100)	47,850	311	—	1,485
IQ Chaikin U.S. Small Cap ETF	43,922	1,352	(692)	(45)	(5,456)	39,081	315	—	1,229
IQ MacKay ESG Core Plus Bond ETF	—	1,980	—	—	(71)	1,909	2	—	85
MainStay Candriam Emerging Markets Equity Fund Class R6	31,337	2,991	(433)	(36)	(6,231)	27,628	281	—	2,671
MainStay Epoch Capital Growth Fund Class I	3,402	780	(43)	(2)	(1,343)	2,794	5	758	256
MainStay Epoch International Choice Fund Class I	24,126	1,829	(393)	(3)	(4,352)	21,207	617	—	622
MainStay Epoch U.S. Equity Yield Fund Class R6	49,334	2,267	(681)	(32)	(603)	50,285	494	—	2,555
MainStay Floating Rate Fund Class R6	45,562	1,426	(3,316)	(44)	(769)	42,859	690	—	4,780
MainStay MacKay High Yield Corporate Bond Fund Class R6	36,407	1,509	(1,312)	(70)	(2,718)	33,816	937	—	6,521
MainStay MacKay International Equity Fund Class R6	23,131	5,979	(528)	(200)	(7,972)	20,410	89	2,860	1,254
MainStay MacKay Short Duration High Yield Fund Class I	22,784	27,990	(10,829)	(285)	(1,179)	38,481	628	—	4,070
MainStay MacKay Total Return Bond Fund Class R6	27,310	979	(24,269)	(914)	(809)	2,297	163	817	240
MainStay S&P 500 Index Fund Class I (a)	40,628	1,839	(27,060)	8,492	(11,957)	11,942	439	1,399	227
MainStay Short Term Bond Fund Class I	4,542	3	(4,507)	(88)	50	—	8	12	—
MainStay U.S. Government Liquidity Fund	77,898	58,004	(52,226)	—	—	83,676	13	—	83,676
MainStay Winslow Large Cap Growth Fund Class R6	70,521	16,450	(4,629)	48	(29,341)	53,049	—	13,043	5,114
MainStay WMC Enduring Capital Fund Class R6	51,881	5,545	(901)	(64)	(8,729)	47,732	173	4,250	1,538
MainStay WMC Growth Fund Class R6	52,771	25,357	(60)	(31)	(25,319)	52,718	—	10,534	1,496
MainStay WMC International Research Equity Fund Class I	23,755	1,785	(433)	(24)	(4,216)	20,867	626	—	3,076
MainStay WMC Small Companies Fund Class I	44,757	11,369	(1,199)	(209)	(14,223)	40,495	—	10,279	1,716
MainStay WMC Value Fund Class R6	50,079	23,341	(469)	(139)	(23,555)	49,257	469	22,154	1,626
	$923,610	$197,190	$(144,815)	$7,202	$(170,088)	$813,099	$7,716	$66,106

(a)	Prior to February 28, 2022, known as MainStay MacKay S&P 500 Index Fund Class I.
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	12,773	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	8,145	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	2,442	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(23,311)	—
Citibank NA	Russell 1000 Value Total Return Index	1 day FEDF	12/2/22	Daily	(4,027)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	16,148	$ —
Citibank NA	S&P 500 Financials Sector	1 day FEDF plus 0.17%	12/2/22	Daily	(4,976)	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	4,118	—
Citibank NA	S&P 500 Industrials Sector	1 day FEDF plus 0.10%	12/22/22	Daily	(2,690)	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.10%	12/2/22	Daily	2,531	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	44,102	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	6,589	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	9,965	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,976	—
						$ —

1.	As of April 30, 2022, cash in the amount $2,170,745 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 610,059,727	$ —	$ —	$ 610,059,727
Fixed Income Funds	119,363,422	—	—	119,363,422
Total Affiliated Investment Companies	729,423,149	—	—	729,423,149
Short-Term Investment
Affiliated Investment Company	83,676,265	—	—	83,676,265
Total Investments in Securities	$ 813,099,414	$ —	$ —	$ 813,099,414

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

50	MainStay Growth Allocation Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $745,192,382)	$813,099,414
Cash	809,882
Cash collateral on deposit at broker for swap contracts	2,170,745
Receivables:
Fund shares sold	456,918
Dividends and interest	121,845
Manager (See Note 3)	1,448
Other assets	91,495
Total assets	816,751,747
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	3,421,662
Transfer agent (See Note 3)	290,186
NYLIFE Distributors (See Note 3)	204,711
Fund shares redeemed	185,502
Shareholder communication	104,094
Professional fees	34,495
Custodian	14,714
Trustees	1,110
Accrued expenses	3,441
Total liabilities	4,259,915
Net assets	$812,491,832
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$56,068
Additional paid-in-capital	697,332,411
697,388,479
Total distributable earnings (loss)	115,103,353
Net assets	$812,491,832
Class A
Net assets applicable to outstanding shares	$651,283,081
Shares of beneficial interest outstanding	44,923,587
Net asset value per share outstanding	$14.50
Maximum sales charge (3.00% of offering price)	0.45
Maximum offering price per share outstanding	$14.95
Investor Class
Net assets applicable to outstanding shares	$104,415,718
Shares of beneficial interest outstanding	7,188,759
Net asset value per share outstanding	$14.52
Maximum sales charge (2.50% of offering price)	0.37
Maximum offering price per share outstanding	$14.89
Class B
Net assets applicable to outstanding shares	$22,397,024
Shares of beneficial interest outstanding	1,567,161
Net asset value and offering price per share outstanding	$14.29
Class C
Net assets applicable to outstanding shares	$23,683,220
Shares of beneficial interest outstanding	1,656,677
Net asset value and offering price per share outstanding	$14.30
Class I
Net assets applicable to outstanding shares	$7,255,061
Shares of beneficial interest outstanding	493,288
Net asset value and offering price per share outstanding	$14.71
Class R2
Net assets applicable to outstanding shares	$82,927
Shares of beneficial interest outstanding	5,722
Net asset value and offering price per share outstanding	$14.49
Class R3
Net assets applicable to outstanding shares	$1,154,722
Shares of beneficial interest outstanding	80,066
Net asset value and offering price per share outstanding	$14.42
SIMPLE Class
Net assets applicable to outstanding shares	$2,220,079
Shares of beneficial interest outstanding	152,828
Net asset value and offering price per share outstanding	$14.53
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$7,716,108
Expenses
Distribution/Service—Class A (See Note 3)	875,945
Distribution/Service—Investor Class (See Note 3)	143,048
Distribution/Service—Class B (See Note 3)	134,521
Distribution/Service—Class C (See Note 3)	134,316
Distribution/Service—Class R2 (See Note 3)	111
Distribution/Service—Class R3 (See Note 3)	3,631
Distribution/Service—SIMPLE Class (See Note 3)	4,921
Transfer agent (See Note 3)	507,296
Registration	54,923
Shareholder communication	35,749
Professional fees	33,960
Custodian	18,140
Trustees	9,249
Shareholder service (See Note 3)	798
Miscellaneous	17,309
Total expenses before waiver/reimbursement	1,973,917
Expense waiver/reimbursement from Manager (See Note 3)	(82,463)
Net expenses	1,891,454
Net investment income (loss)	5,824,654
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	7,201,809
Realized capital gain distributions from affiliated investment companies	66,106,351
Swap transactions	(623,215)
Net realized gain (loss)	72,684,945
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(170,088,316)
Net realized and unrealized gain (loss)	(97,403,371)
Net increase (decrease) in net assets resulting from operations	$(91,578,717)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

52	MainStay Growth Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,824,654	$7,822,013
Net realized gain (loss)	72,684,945	71,646,065
Net change in unrealized appreciation (depreciation)	(170,088,316)	148,908,402
Net increase (decrease) in net assets resulting from operations	(91,578,717)	228,376,480
Distributions to shareholders:
Class A	(73,906,840)	(31,498,716)
Investor Class	(11,530,238)	(6,212,150)
Class B	(2,637,375)	(1,465,424)
Class C	(2,609,496)	(1,469,549)
Class I	(800,930)	(489,405)
Class R1(a)	(6,054)	(1,919)
Class R2	(9,226)	(4,993)
Class R3	(167,463)	(56,274)
SIMPLE Class	(191,431)	(16,390)
Total distributions to shareholders	(91,859,053)	(41,214,820)
Capital share transactions:
Net proceeds from sales of shares	36,973,686	77,741,470
Net asset value of shares issued to shareholders in reinvestment of distributions	91,467,179	41,061,476
Cost of shares redeemed	(57,561,563)	(124,117,592)
Increase (decrease) in net assets derived from capital share transactions	70,879,302	(5,314,646)
Net increase (decrease) in net assets	(112,558,468)	181,847,014
Net Assets
Beginning of period	925,050,300	743,203,286
End of period	$812,491,832	$925,050,300

(a)	Class R1 liquidated and no longer offered for sale as of April 26, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.89	$14.33	$14.40	$14.76	$15.96	$13.90
Net investment income (loss) (a)	0.11	0.16	0.24	0.22	0.16	0.17
Net realized and unrealized gain (loss)	(1.69)	4.22	0.32	0.77	(0.55)	2.41
Total from investment operations	(1.58)	4.38	0.56	0.99	(0.39)	2.58
Less distributions:
From net investment income	(0.66)	(0.17)	(0.26)	(0.28)	(0.36)	(0.20)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(1.81)	(0.82)	(0.63)	(1.35)	(0.81)	(0.52)
Net asset value at end of period	$14.50	$17.89	$14.33	$14.40	$14.76	$15.96
Total investment return (b)	(9.99)%	31.45%	3.89%	8.17%	(2.75)%	19.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%††	0.98%	1.69%	1.55%	1.02%	1.16%
Net expenses (c)	0.35%††	0.35%	0.37%	0.37%	0.35%	0.36%
Portfolio turnover rate	12%	29%	47%	42%	47%	32%
Net assets at end of period (in 000’s)	$651,283	$728,402	$542,938	$545,586	$484,182	$499,998

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.91	$14.33	$14.40	$14.76	$15.93	$13.88
Net investment income (loss) (a)	0.10	0.14	0.21	0.18	0.14	0.14
Net realized and unrealized gain (loss)	(1.72)	4.22	0.32	0.79	(0.55)	2.40
Total from investment operations	(1.62)	4.36	0.53	0.97	(0.41)	2.54
Less distributions:
From net investment income	(0.62)	(0.13)	(0.23)	(0.26)	(0.31)	(0.17)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(1.77)	(0.78)	(0.60)	(1.33)	(0.76)	(0.49)
Net asset value at end of period	$14.52	$17.91	$14.33	$14.40	$14.76	$15.93
Total investment return (b)	(10.10)%	31.27%	3.70%	7.94%	(2.86)%	18.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%††	0.82%	1.54%	1.32%	0.87%	0.96%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.52%	0.55%
Expenses (before waiver/reimbursement) (c)	0.65%††	0.68%	0.67%	0.68%	0.61%	0.55%
Portfolio turnover rate	12%	29%	47%	42%	47%	32%
Net assets at end of period (in 000's)	$104,416	$122,265	$126,514	$139,892	$110,200	$116,058

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

54	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.59	$14.10	$14.16	$14.50	$15.66	$13.65
Net investment income (loss) (a)	0.04	0.02	0.12	0.10	0.03	0.04
Net realized and unrealized gain (loss)	(1.69)	4.14	0.30	0.76	(0.55)	2.36
Total from investment operations	(1.65)	4.16	0.42	0.86	(0.52)	2.40
Less distributions:
From net investment income	(0.50)	(0.02)	(0.11)	(0.13)	(0.19)	(0.07)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(1.65)	(0.67)	(0.48)	(1.20)	(0.64)	(0.39)
Net asset value at end of period	$14.29	$17.59	$14.10	$14.16	$14.50	$15.66
Total investment return (b)	(10.50)%	30.24%	2.97%	7.14%	(3.60)%	17.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%††	0.11%	0.87%	0.73%	0.18%	0.31%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.27%	1.30%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.43%	1.42%	1.42%	1.36%	1.31%
Portfolio turnover rate	12%	29%	47%	42%	47%	32%
Net assets at end of period (in 000’s)	$22,397	$30,461	$32,739	$43,800	$55,493	$75,863

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.59	$14.10	$14.16	$14.50	$15.66	$13.65
Net investment income (loss) (a)	0.04	0.02	0.11	0.10	0.02	0.04
Net realized and unrealized gain (loss)	(1.68)	4.14	0.31	0.76	(0.54)	2.36
Total from investment operations	(1.64)	4.16	0.42	0.86	(0.52)	2.40
Less distributions:
From net investment income	(0.50)	(0.02)	(0.11)	(0.13)	(0.19)	(0.07)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(1.65)	(0.67)	(0.48)	(1.20)	(0.64)	(0.39)
Net asset value at end of period	$14.30	$17.59	$14.10	$14.16	$14.50	$15.66
Total investment return (b)	(10.44)%	30.23%	2.97%	7.14%	(3.60)%	17.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%††	0.09%	0.81%	0.76%	0.14%	0.25%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.27%	1.30%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.43%	1.42%	1.42%	1.36%	1.31%
Portfolio turnover rate	12%	29%	47%	42%	47%	32%
Net assets at end of period (in 000’s)	$23,683	$29,440	$31,564	$36,721	$47,590	$55,873

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$18.15	$14.52	$14.58	$14.94	$16.14	$14.05
Net investment income (loss) (a)	0.13	0.21	0.31	0.25	0.21	0.21
Net realized and unrealized gain (loss)	(1.72)	4.27	0.30	0.78	(0.56)	2.43
Total from investment operations	(1.59)	4.48	0.61	1.03	(0.35)	2.64
Less distributions:
From net investment income	(0.70)	(0.20)	(0.30)	(0.32)	(0.40)	(0.23)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(1.85)	(0.85)	(0.67)	(1.39)	(0.85)	(0.55)
Net asset value at end of period	$14.71	$18.15	$14.52	$14.58	$14.94	$16.14
Total investment return (b)	(9.91)%	31.82%	4.16%	8.40%	(2.48)%	19.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%††	1.23%	2.18%	1.74%	1.32%	1.40%
Net expenses (c)	0.10%††	0.10%	0.11%	0.13%	0.10%	0.11%
Portfolio turnover rate	12%	29%	47%	42%	47%	32%
Net assets at end of period (in 000’s)	$7,255	$11,142	$8,063	$11,037	$8,129	$8,435

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,		June 14, 2019^ through October 31, 2019
Class R2		2021	2020
Net asset value at beginning of period	$17.88	$14.32	$14.40	$13.82
Net investment income (loss) (a)	0.10	0.15	0.25	0.04
Net realized and unrealized gain (loss)	(1.70)	4.21	0.29	0.54
Total from investment operations	(1.60)	4.36	0.54	0.58
Less distributions:
From net investment income	(0.64)	(0.15)	(0.25)	—
From net realized gain on investments	(1.15)	(0.65)	(0.37)	—
Total distributions	(1.79)	(0.80)	(0.62)	—
Net asset value at end of period	$14.49	$17.88	$14.32	$14.40
Total investment return (b)	(10.09)%	31.34%	3.75%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%††	0.90%	1.79%	0.68%††
Net expenses (c)	0.44%††	0.45%	0.47%	0.49%††
Portfolio turnover rate	12%	29%	47%	42%
Net assets at end of period (in 000’s)	$83	$92	$89	$130

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

56	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.78	$14.24	$14.33	$14.68	$15.90	$13.87
Net investment income (loss) (a)	0.09	0.10	0.20	0.12	0.06	0.03
Net realized and unrealized gain (loss)	(1.70)	4.20	0.31	0.83	(0.49)	2.48
Total from investment operations	(1.61)	4.30	0.51	0.95	(0.43)	2.51
Less distributions:
From net investment income	(0.60)	(0.11)	(0.23)	(0.23)	(0.34)	(0.16)
From net realized gain on investments	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(1.75)	(0.76)	(0.60)	(1.30)	(0.79)	(0.48)
Net asset value at end of period	$14.42	$17.78	$14.24	$14.33	$14.68	$15.90
Total investment return (b)	(10.19)%	30.99%	3.53%	7.81%	(3.04)%	18.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%††	0.60%	1.43%	0.90%	0.38%	0.21%
Net expenses (c)	0.70%††	0.70%	0.72%	0.73%	0.70%	0.70%
Portfolio turnover rate	12%	29%	47%	42%	47%	32%
Net assets at end of period (in 000’s)	$1,155	$1,622	$1,084	$1,262	$449	$185

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$17.89	$14.33	$15.03**
Net investment income (loss) (a)	0.07	0.06	0.02
Net realized and unrealized gain (loss)	(1.70)	4.25	(0.72)
Total from investment operations	(1.63)	4.31	(0.70)
Less distributions:
From net investment income	(0.58)	(0.10)	—
From net realized gain on investments	(1.15)	(0.65)	—
Total distributions	(1.73)	(0.75)	—
Net asset value at end of period	$14.53	$17.89	$14.33
Total investment return (b)	(10.22)%	30.89%	(4.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%††	0.37%	0.80%††
Net expenses (c)	0.80%††	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.90%††	0.93%	0.95%††
Portfolio turnover rate	12%	29%	47%
Net assets at end of period (in 000’s)	$2,220	$1,567	$180

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

58	MainStay Growth Allocation Fund

MainStay Equity Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	-14.63%	-8.93%	6.72%	8.28%	0.94%
		Excluding sales charges		-11.99	-6.11	7.94	8.90	0.94
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-14.24	-8.60	6.55	8.12	1.27
		Excluding sales charges		-12.04	-6.26	7.76	8.73	1.27
Class B Shares[5]	Maximum 5% CDSC	With sales charges	4/4/2005	-16.28	-11.10	6.66	7.93	2.02
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-12.36	-6.95	6.96	7.93	2.02
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	-13.18	-7.77	6.96	7.92	2.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		-12.39	-6.94	6.96	7.92	2.02
Class I Shares	No Sales Charge		4/4/2005	-11.83	-5.82	8.21	9.18	0.69
Class R3 Shares	No Sales Charge		2/29/2016	-12.13	-6.41	7.56	9.93	1.29
SIMPLE Class Shares	No Sales Charge		8/31/2020	-12.12	-6.49	N/A	9.10	1.52

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
59

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-9.65%	0.21%	13.66%	13.67%
MSCI EAFE® Index (Net)[3]	-11.80	-8.15	4.77	5.77
Equity Allocation Composite Index[4]	-10.16	-1.87	11.43	11.72
Morningstar Allocation-85%+ Equity Category Average[5]	-13.73	-8.07	7.75	8.67

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Equity Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Equity Allocation Composite Index consists of the S&P 500®Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

60	MainStay Equity Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$880.10	$1.72	$1,022.96	$1.86	0.37%
Investor Class Shares	$1,000.00	$879.60	$2.56	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$876.40	$6.05	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$876.10	$6.05	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$881.70	$0.56	$1,024.20	$0.60	0.12%
Class R3 Shares	$1,000.00	$878.70	$3.35	$1,021.22	$3.61	0.72%
SIMPLE Class Shares	$1,000.00	$878.80	$3.73	$1,020.83	$4.01	0.80%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
61

Asset Diversification as of April 30, 2022 (Unaudited)
Equity Funds	96.5%
Short-Term Investment	3.6
Other Assets, Less Liabilities	(0.1)
See Portfolio of Investments beginning on page 65 for specific holdings within these categories. The Fund’s holdings are subject to change.

62	MainStay Equity Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Equity Allocation Fund returned −11.83%, underperforming the −9.65% return of the Fund’s primary benchmark, the S&P 500® Index and the −11.80% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the −10.16% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and outperformed the −13.73% return of the Morningstar Allocation—85%+ Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds. The Underlying Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund underperformed the internally maintained blend of indices, primarily due to active positioning at the asset class level in several areas. Key positive contributions came from an emphasis on value-oriented equities over growth-oriented equities and specific exposure to energy stocks. (Contributions take weightings and total returns into account.)
A variety of factors, all of them interconnected, contributed to the success of those positions. Among the more dominant were:
• Inflation: Early in the reporting period, the U.S. Federal Reserve (the “Fed”) finally acknowledged that inflationary pressures extended beyond “transitory,” pandemic-related determinants. Stubbornly high readings brought forth aggressively tighter policy assumptions, hammering long-duration2 fixed-income and equity price multiples.
• COVID-19: Although now endemic, at least in most Western countries, the contagion continued to send ripples through the global economy. Lockdowns in China that contributed to persistent supply chain disruptions, and hence inflation, were the most obvious example of this.
• Ukraine: Due to the conflict itself, which massively curtailed production within Ukraine, as well as the sanctions that were imposed on Russia in retaliation, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
• Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. Workers became scarce, increasing the likelihood of constrained production and wage growth over time, adding a little more fuel to the inflation fire.
Active returns at the Underlying Fund level netted out close to zero, but the MainStay and IQ Fund families in aggregate have a slight value style bias that also provided a tailwind.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as enhancing the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Fund’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on attractive valuations and the post-COVID-19 cyclical recovery we saw coming. Accordingly, the Fund tilted in that direction. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Fund’s position and resetting geographic exposures to neutral, but not before performance was negatively affected.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Equity Allocation Composite Index. The thesis behind this positioning was based on attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength, and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, small-cap stocks underperformed the broader market, detracting from the Fund’s relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with
1.
See page 59 for other share class returns, which may be higher or lower than Class I share returns. See page 60 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
63

high prices relative to current earnings. Accordingly, the Fund emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, staples and health care. Equity style positioning contributed positively to returns.
Other sector exposures: The Fund maintained a small position in gold miners as a hedge against inflation and/or a monetary policy mistake. The position made a modestly positive contribution to performance. The Fund also held a small position in upstream energy producers as a commodity play to provide an additional inflation hedge. This position made a disproportionately strong contribution to the Fund’s returns.
How did the Fund’s allocations change over the course of the reporting period?
The Fund’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, stands as a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF and SPDR S&P Oil & Gas Exploration & Production ETF.
With views being expressed via derivatives, there were no consequential changes made among Underlying Fund holdings.
During the reporting period, which Underlying Funds had the highest total returns and which had the lowest total returns?
While none of the Underlying Funds held for the entire reporting period generated positive returns, those producing the smallest losses included MainStay Epoch U.S. Equity Yield Fund, MainStay WMC Value Fund and IQ Chaikin U.S. Large Cap ETF. If we include vehicles that were not owned directly but to which the Fund had exposure via derivatives, the highest total return came from VanEck Vectors Gold Miners ETF. The VanEck Oil Services ETF would have held that honor, but it was held for only part of the reporting period. The Underlying Funds with the lowest returns were MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and MainStay MacKay International Equity Fund.
Which Underlying Funds were the strongest positive contributors to the Fund’s performance and which Underlying Funds were particularly weak?
While none of the Underlying Funds held for the entire reporting period contributed positively to the Fund’s performance, those producing the smallest negative contributions included MainStay Epoch U.S. Equity Yield Fund, which contributed virtually zero,
MainStay Epoch Capital Growth Fund and MainStay WMC Value Fund. Extending the analysis to include investments accessed via derivatives, VanEck Vectors Gold Miners ETF and iShares MSCI Emerging Markets ETF, the latter was held for only part of the reporting period, made the largest positive contributions to return. The Underlying Funds that detracted the most from the Fund’s performance were MainStay Winslow Large Cap Growth Fund and MainStay WMC Growth Fund.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the positions described above remain intact. The bias we expect to have the largest impact on active return is our preference for small-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Small-cap stocks, in contrast, cater primarily to a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value over growth stocks remains intact as of April 30, 2022, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be all that far away.
The Fund retains a position in gold miners as of April 30, 2022, reflecting our view that real interest rates are historically quite low. The Fund also maintains exposure to energy sector firms as of April 30, 2022, as we envision sustained supply constraints keeping commodity prices elevated, preserving meaty profit margins for a couple of years to come.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

64	MainStay Equity Allocation Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Affiliated Investment Companies 96.5%
Equity Funds 96.5%
IQ 50 Percent Hedged FTSE International ETF	391,430	$ 8,846,122
IQ 500 International ETF (a)	584,365	17,367,912
IQ Candriam ESG International Equity ETF (a)	664,758	17,157,271
IQ Candriam ESG U.S. Equity ETF (a)	1,019,735	36,241,076
IQ Chaikin U.S. Large Cap ETF (a)	989,234	31,866,986
IQ Chaikin U.S. Small Cap ETF (a)	827,878	26,324,202
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,016,580	20,856,077
MainStay Epoch Capital Growth Fund Class I	135,150	1,477,309
MainStay Epoch International Choice Fund Class I (a)	417,858	14,246,363
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,728,767	34,024,387
MainStay MacKay International Equity Fund Class R6 (a)	844,951	13,754,119
MainStay S&P 500 Index Fund Class I	193,478	10,163,326
MainStay Winslow Large Cap Growth Fund Class R6	3,345,412	34,705,634
MainStay WMC Enduring Capital Fund Class R6 (a)	1,023,642	31,764,339
MainStay WMC Growth Fund Class R6 (a)	978,384	34,478,162
	Shares	Value

Equity Funds (continued)
MainStay WMC International Research Equity Fund Class I (a)	2,069,069	$ 14,037,602
MainStay WMC Small Companies Fund Class I (a)	1,163,555	27,455,706
MainStay WMC Value Fund Class R6 (a)	1,097,709	33,245,318
Total Affiliated Investment Companies (Cost $371,739,735)		408,011,911
Short-Term Investment 3.6%
Affiliated Investment Company 3.6%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	15,108,339	15,108,339
Total Short-Term Investment (Cost $15,108,339)	3.6%	15,108,339
Total Investments (Cost $386,848,074)	100.1%	423,120,250
Other Assets, Less Liabilities	(0.1)	(230,574)
Net Assets	100.0%	$ 422,889,676

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 9,607	$ 282	$ (126)	$ (10)	$ (907)	$ 8,846	$ 109	$ —	391
IQ 500 International ETF	20,659	603	(1,943)	122	(2,073)	17,368	341	—	584
IQ Candriam ESG International Equity ETF	20,184	648	(791)	(35)	(2,849)	17,157	224	—	665
IQ Candriam ESG U.S. Equity ETF	45,944	520	(5,653)	737	(5,307)	36,241	248	—	1,020
IQ Chaikin U.S. Large Cap ETF	31,234	3,456	(66)	(5)	(2,752)	31,867	205	—	989
IQ Chaikin U.S. Small Cap ETF	26,204	3,804	(87)	(6)	(3,591)	26,324	202	—	828
MainStay Candriam Emerging Markets Equity Fund Class R6	23,328	2,923	(641)	(79)	(4,675)	20,856	209	—	2,017
MainStay Epoch Capital Growth Fund Class I	1,805	434	(52)	(3)	(707)	1,477	2	402	135
MainStay Epoch International Choice Fund Class I	16,037	1,361	(243)	(17)	(2,891)	14,247	410	—	418
MainStay Epoch U.S. Equity Yield Fund Class R6	35,655	369	(1,597)	25	(427)	34,025	349	—	1,729
MainStay MacKay International Equity Fund Class R6	14,977	4,531	(277)	(105)	(5,372)	13,754	57	1,852	845
MainStay S&P 500 Index Fund Class I (a)	35,121	1,589	(23,309)	5,501	(8,739)	10,163	380	1,209	193
MainStay U.S. Government Liquidity Fund	17,193	18,230	(20,315)	—	—	15,108	3	—	15,108
MainStay Winslow Large Cap Growth Fund Class R6	46,321	11,917	(4,540)	47	(19,039)	34,706	—	8,567	3,345
MainStay WMC Enduring Capital Fund Class R6	28,553	8,790	(197)	(31)	(5,351)	31,764	95	2,339	1,024
MainStay WMC Growth Fund Class R6	38,251	13,681	—	—	(17,454)	34,478	—	7,636	978
MainStay WMC International Research Equity Fund Class I	15,897	1,282	(292)	(24)	(2,825)	14,038	419	—	2,069
MainStay WMC Small Companies Fund Class I	26,834	9,514	—	—	(8,892)	27,456	—	6,163	1,164
MainStay WMC Value Fund Class R6	36,016	16,279	(2,098)	(9)	(16,943)	33,245	337	15,933	1,098
	$489,820	$100,213	$(62,227)	$6,108	$(110,794)	$423,120	$3,590	$44,101

(a)	Prior to February 28, 2022, known as MainStay MacKay S&P 500 Index Fund Class I.
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	6,777	$ —
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	1,295	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(12,293)	—
Citibank NA	Russell 1000 Value Total Return Index	1 day FEDF	12/2/22	Daily	(2,124)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	7,689	—
Citibank NA	S&P 500 Financials Sector	1 day FEDF plus 0.18%	12/2/22	Daily	(3,737)	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	2,185	—
Citibank NA	S&P 500 Industrials Sector	1 day FEDF plus 0.20%	12/2/22	Daily	(2,860)	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.11%	12/2/22	Daily	(600)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	13,250	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	3,456	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	2,612	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

66	MainStay Equity Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	3,141	$ —
						$ —

1.	As of April 30, 2022, cash in the amount $422,772 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 408,011,911	$ —	$ —	$ 408,011,911
Short-Term Investment
Affiliated Investment Company	15,108,339	—	—	15,108,339
Total Investments in Securities	$ 423,120,250	$ —	$ —	$ 423,120,250

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $386,848,074)	$423,120,250
Cash	209,287
Cash collateral on deposit at broker for swap contracts	422,772
Receivables:
Fund shares sold	165,350
Manager (See Note 3)	2,380
Interest	1,858
Other assets	77,923
Total assets	423,999,820
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	458,918
Fund shares redeemed	280,601
Transfer agent (See Note 3)	169,266
NYLIFE Distributors (See Note 3)	109,247
Shareholder communication	65,828
Custodian	12,174
Professional fees	11,558
Trustees	467
Accrued expenses	2,085
Total liabilities	1,110,144
Net assets	$422,889,676
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,370
Additional paid-in-capital	353,656,335
353,683,705
Total distributable earnings (loss)	69,205,971
Net assets	$422,889,676
Class A
Net assets applicable to outstanding shares	$326,496,300
Shares of beneficial interest outstanding	21,087,880
Net asset value per share outstanding	$15.48
Maximum sales charge (3.00% of offering price)	0.48
Maximum offering price per share outstanding	$15.96
Investor Class
Net assets applicable to outstanding shares	$61,510,819
Shares of beneficial interest outstanding	3,973,561
Net asset value per share outstanding	$15.48
Maximum sales charge (2.50% of offering price)	0.40
Maximum offering price per share outstanding	$15.88
Class B
Net assets applicable to outstanding shares	$13,642,477
Shares of beneficial interest outstanding	914,633
Net asset value and offering price per share outstanding	$14.92
Class C
Net assets applicable to outstanding shares	$12,572,888
Shares of beneficial interest outstanding	841,163
Net asset value and offering price per share outstanding	$14.95
Class I
Net assets applicable to outstanding shares	$5,907,497
Shares of beneficial interest outstanding	373,280
Net asset value and offering price per share outstanding	$15.83
Class R3
Net assets applicable to outstanding shares	$1,973,658
Shares of beneficial interest outstanding	128,512
Net asset value and offering price per share outstanding	$15.36
SIMPLE Class
Net assets applicable to outstanding shares	$786,037
Shares of beneficial interest outstanding	50,788
Net asset value and offering price per share outstanding	$15.48
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

68	MainStay Equity Allocation Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,590,149
Expenses
Distribution/Service—Class A (See Note 3)	447,787
Distribution/Service—Investor Class (See Note 3)	85,410
Distribution/Service—Class B (See Note 3)	82,358
Distribution/Service—Class C (See Note 3)	72,552
Distribution/Service—Class R3 (See Note 3)	5,214
Distribution/Service—SIMPLE Class (See Note 3)	1,631
Transfer agent (See Note 3)	297,343
Registration	50,644
Professional fees	28,867
Custodian	15,658
Shareholder communication	15,635
Trustees	4,834
Shareholder service (See Note 3)	1,043
Miscellaneous	12,278
Total expenses before waiver/reimbursement	1,121,254
Expense waiver/reimbursement from Manager (See Note 3)	(59,203)
Net expenses	1,062,051
Net investment income (loss)	2,528,098
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	6,107,706
Realized capital gain distributions from affiliated investment companies	44,100,837
Swap transactions	(210,814)
Net realized gain (loss)	49,997,729
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(110,794,390)
Net realized and unrealized gain (loss)	(60,796,661)
Net increase (decrease) in net assets resulting from operations	$(58,268,563)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,528,098	$2,356,690
Net realized gain (loss)	49,997,729	42,435,715
Net change in unrealized appreciation (depreciation)	(110,794,390)	100,435,412
Net increase (decrease) in net assets resulting from operations	(58,268,563)	145,227,817
Distributions to shareholders:
Class A	(42,722,061)	(14,572,968)
Investor Class	(7,837,075)	(3,373,691)
Class B	(1,882,929)	(929,852)
Class C	(1,656,670)	(786,948)
Class I	(777,037)	(264,076)
Class R3	(237,105)	(71,345)
SIMPLE Class	(69,631)	(3,946)
Total distributions to shareholders	(55,182,508)	(20,002,826)
Capital share transactions:
Net proceeds from sales of shares	22,232,395	41,972,232
Net asset value of shares issued to shareholders in reinvestment of distributions	54,835,251	19,905,540
Cost of shares redeemed	(30,714,266)	(70,932,485)
Increase (decrease) in net assets derived from capital share transactions	46,353,380	(9,054,713)
Net increase (decrease) in net assets	(67,097,691)	116,170,278
Net Assets
Beginning of period	489,987,367	373,817,089
End of period	$422,889,676	$489,987,367
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

70	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.80	$14.86	$15.10	$15.60	$17.01	$14.37
Net investment income (loss) (a)	0.10	0.11	0.19	0.15	0.12	0.12
Net realized and unrealized gain (loss)	(2.17)	5.64	0.38	0.93	(0.59)	3.08
Total from investment operations	(2.07)	5.75	0.57	1.08	(0.47)	3.20
Less distributions:
From net investment income	(0.86)	(0.08)	(0.28)	(0.18)	(0.36)	(0.13)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(2.25)	(0.81)	(0.81)	(1.58)	(0.94)	(0.56)
Net asset value at end of period	$15.48	$19.80	$14.86	$15.10	$15.60	$17.01
Total investment return (b)	(11.99)%	39.73%	3.70%	8.72%	(3.15)%	22.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%††	0.60%	1.29%	1.06%	0.69%	0.73%
Net expenses (c)	0.37%††	0.38%	0.41%	0.43%	0.38%	0.40%
Portfolio turnover rate	9%	27%	36%	35%	48%	30%
Net assets at end of period (in 000’s)	$326,496	$372,926	$258,743	$248,068	$236,201	$242,172

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.78	$14.84	$15.08	$15.58	$16.98	$14.34
Net investment income (loss) (a)	0.09	0.09	0.17	0.13	0.09	0.09
Net realized and unrealized gain (loss)	(2.17)	5.62	0.38	0.93	(0.59)	3.09
Total from investment operations	(2.08)	5.71	0.55	1.06	(0.50)	3.18
Less distributions:
From net investment income	(0.83)	(0.04)	(0.26)	(0.16)	(0.32)	(0.11)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(2.22)	(0.77)	(0.79)	(1.56)	(0.90)	(0.54)
Net asset value at end of period	$15.48	$19.78	$14.84	$15.08	$15.58	$16.98
Total investment return (b)	(12.04)%	39.50%	3.55%	8.52%	(3.34)%	22.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%††	0.48%	1.18%	0.89%	0.56%	0.61%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.67%††	0.71%	0.72%	0.72%	0.64%	0.59%
Portfolio turnover rate	9%	27%	36%	35%	48%	30%
Net assets at end of period (in 000's)	$61,511	$73,138	$73,492	$75,913	$66,924	$71,378

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.07	$14.40	$14.64	$15.13	$16.51	$13.96
Net investment income (loss) (a)	0.02	(0.03)	0.08	0.04	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(2.09)	5.43	0.34	0.89	(0.60)	2.99
Total from investment operations	(2.07)	5.40	0.42	0.93	(0.62)	2.98
Less distributions:
From net investment income	(0.69)	—	(0.13)	(0.02)	(0.18)	(0.00)‡
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(2.08)	(0.73)	(0.66)	(1.42)	(0.76)	(0.43)
Net asset value at end of period	$14.92	$19.07	$14.40	$14.64	$15.13	$16.51
Total investment return (b)	(12.36)%	38.44%	2.80%	7.73%	(4.09)%	21.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%††	(0.19)%	0.55%	0.28%	(0.13)%	(0.05)%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.42%††	1.46%	1.47%	1.47%	1.39%	1.35%
Portfolio turnover rate	9%	27%	36%	35%	48%	30%
Net assets at end of period (in 000’s)	$13,642	$18,670	$19,651	$25,905	$32,586	$43,643

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

72	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.11	$14.42	$14.66	$15.15	$16.53	$13.97
Net investment income (loss) (a)	0.02	(0.04)	0.07	0.05	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(2.10)	5.46	0.35	0.88	(0.59)	3.01
Total from investment operations	(2.08)	5.42	0.42	0.93	(0.62)	2.99
Less distributions:
From net investment income	(0.69)	—	(0.13)	(0.02)	(0.18)	(0.00)‡
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(2.08)	(0.73)	(0.66)	(1.42)	(0.76)	(0.43)
Net asset value at end of period	$14.95	$19.11	$14.42	$14.66	$15.15	$16.53
Total investment return (b)	(12.39)%	38.53%	2.79%	7.72%	(4.08)%	21.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%††	(0.25)%	0.49%	0.33%	(0.16)%	(0.15)%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.42%††	1.46%	1.47%	1.47%	1.39%	1.35%
Portfolio turnover rate	9%	27%	36%	35%	48%	30%
Net assets at end of period (in 000’s)	$12,573	$16,001	$15,805	$18,411	$23,998	$29,233

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.21	$15.15	$15.37	$15.86	$17.29	$14.59
Net investment income (loss) (a)	0.13	0.16	0.24	0.21	0.16	0.15
Net realized and unrealized gain (loss)	(2.22)	5.74	0.39	0.93	(0.61)	3.15
Total from investment operations	(2.09)	5.90	0.63	1.14	(0.45)	3.30
Less distributions:
From net investment income	(0.90)	(0.11)	(0.32)	(0.23)	(0.40)	(0.17)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(2.29)	(0.84)	(0.85)	(1.63)	(0.98)	(0.60)
Net asset value at end of period	$15.83	$20.21	$15.15	$15.37	$15.86	$17.29
Total investment return (b)	(11.83)%	40.05%	4.02%	8.97%	(2.98)%	23.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%††	0.86%	1.60%	1.40%	0.96%	0.95%
Net expenses (c)	0.12%††	0.13%	0.16%	0.16%	0.13%	0.15%
Portfolio turnover rate	9%	27%	36%	35%	48%	30%
Net assets at end of period (in 000’s)	$5,907	$6,649	$4,727	$4,894	$5,915	$6,751

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.63	$14.74	$15.00	$15.51	$16.96	$14.34
Net investment income (loss) (a)	0.07	0.04	0.11	0.06	0.00‡	0.01
Net realized and unrealized gain (loss)	(2.16)	5.61	0.40	0.97	(0.53)	3.13
Total from investment operations	(2.09)	5.65	0.51	1.03	(0.53)	3.14
Less distributions:
From net investment income	(0.79)	(0.03)	(0.24)	(0.14)	(0.34)	(0.09)
From net realized gain on investments	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(2.18)	(0.76)	(0.77)	(1.54)	(0.92)	(0.52)
Net asset value at end of period	$15.36	$19.63	$14.74	$15.00	$15.51	$16.96
Total investment return (b)	(12.13)%	39.29%	3.30%	8.34%	(3.51)%	22.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%††	0.23%	0.78%	0.40%	0.01%	0.06%
Net expenses (c)	0.72%††	0.73%	0.76%	0.77%	0.73%	0.73%
Portfolio turnover rate	9%	27%	36%	35%	48%	30%
Net assets at end of period (in 000’s)	$1,974	$2,140	$1,375	$1,060	$405	$204

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

74	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$19.75	$14.84	$15.70**
Net investment income (loss) (a)	0.05	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(2.15)	5.68	(0.85)
Total from investment operations	(2.10)	5.67	(0.86)
Less distributions:
From net investment income	(0.78)	(0.03)	—
From net realized gain on investments	(1.39)	(0.73)	—
Total distributions	(2.17)	(0.76)	—
Net asset value at end of period	$15.48	$19.75	$14.84
Total investment return (b)	(12.12)%	39.15%	(5.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%††	(0.07)%	(0.27)%††
Net expenses (c)	0.80%††	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.91%††	0.96%	0.97%††
Portfolio turnover rate	9%	27%	36%
Net assets at end of period (in 000’s)	$786	$463	$24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
75

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay Conservative Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Moderate Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Growth Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Equity Allocation Fund[2,3]	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
1.
For each Allocation Fund, Class R6 shares were registered for sale effective as of February 28, 2020, but as of April 30, 2022 were not yet offered for sale.
2.
For the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Equity Allocation, Class R1 shares were registered for sale as of February 28, 2019, but as of April 30, 2022 were not yet offered for sale.
3.
For the MainStay Equity Allocation Fund, Class R2 shares were registered for sale effective February 28, 2019, but as of April 30, 2022 were not yet offered for sale.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Funds as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The investment objective for each of the Allocation Funds is as follows:
The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity Allocation Fund seeks long-term growth of capital.
The Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under

76	MainStay Asset Allocation Funds

normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.
Note 2–Significant Accounting Policies
The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of each Allocation Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds' assets and liabilities) rests with New York Life Investments. To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Allocation Funds' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Fund. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including each Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of April 30, 2022, is included at the end of each Allocation Fund’s Portfolio of Investments.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index
77

Notes to Financial Statements (Unaudited) (continued)
or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.
The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds' financial statements. The Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.
Additionally, the Allocation Funds may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Funds may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or

78	MainStay Asset Allocation Funds

instrument based on a notional principal amount. Generally, the Allocation Funds will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Funds receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Funds' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Funds typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Funds' exposure to the credit risk of its original counterparty. The Allocation Funds will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Funds would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Funds bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Funds may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enters into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enters into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds is contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds' risk of loss consists of the net amount of payments that the Allocation Funds is contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds' current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends,
79

Notes to Financial Statements (Unaudited) (continued)
the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial. As of April 30, 2022, open swap agreements are shown in the Portfolio of Investments.
(H) LIBOR Replacement Risk. The Allocation Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Allocation Funds' performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds' financial positions, performance and cash flows.
The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Funds' holdings. These derivatives are not accounted for as hedging instruments.
MainStay Conservative Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(483,751)	$(483,751)
Total Net Realized Gain (Loss)	$(483,751)	$(483,751)

Average Notional Amount	Total
Swap Contracts Long	$70,672,452
Swap Contracts Short	$(26,613,393)
MainStay Moderate Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(206,211)	$(206,211)
Total Net Realized Gain (Loss)	$(206,211)	$(206,211)

Average Notional Amount	Total
Swap Contracts Long	$124,314,265
Swap Contracts Short	$(47,825,512)

80	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(623,215)	$(623,215)
Total Net Realized Gain (Loss)	$(623,215)	$(623,215)

Average Notional Amount	Total
Swap Contracts Long	$125,976,527
Swap Contracts Short	$(49,475,970)
MainStay Equity Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(210,814)	$(210,814)
Total Net Realized Gain (Loss)	$(210,814)	$(210,814)

Average Notional Amount	Total
Swap Contracts Long	$48,162,857
Swap Contracts Short	$(29,625,203)
Note 3–Fees and Related Party Transactions
(A) Manager. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds.
The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.
81

Notes to Financial Statements (Unaudited) (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	SIMPLE Class
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	N/A	0.60%	0.85%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	N/A	0.60	0.85	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35%	0.60	0.85	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	N/A	N/A	0.85	0.80

This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:
Fund	Total
MainStay Conservative Allocation Fund	$21,876
MainStay Moderate Allocation Fund	73,160
MainStay Growth Allocation Fund	82,463
MainStay Equity Allocation Fund	59,203
JPMorgan provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative Allocation Fund
Class R2	$70
Class R3	911

MainStay Moderate Allocation Fund
Class R2	$86
Class R3	795

82	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund
Class R1	$28
Class R2	44
Class R3	726

MainStay Equity Allocation Fund
Class R3	$1,043
(C) Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the six-month period ended April 30, 2022, was as follows:
MainStay Conservative Allocation Fund
Class A	$19,848
Investor Class	5,736

MainStay Moderate Allocation Fund
Class A	$44,814
Investor Class	18,712

MainStay Growth Allocation Fund
Class A	$42,441
Investor Class	17,390

MainStay Equity Allocation Fund
Class A	$22,213
Investor Class	10,990
The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2022, as follows:
MainStay Conservative Allocation Fund
Class A	$9,847
Class B	31,275
Class C	1,191

MainStay Moderate Allocation Fund
Class A	$2,446
Investor Class	25
Class B	2,614
Class C	1,883

MainStay Growth Allocation Fund
Class A	$6,695
Investor Class	22
Class B	2,337
Class C	1,104

MainStay Equity Allocation Fund
Class A	$1,409
Class C	273
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative Allocation Fund	Expense	Waived
Class A	$99,093	$ —
Investor Class	59,327	—
Class B	14,911	—
Class C	41,034	—
Class I	2,020	—
Class R2	34	—
Class R3	446	—
SIMPLE Class	907	—

83

Notes to Financial Statements (Unaudited) (continued)
MainStay Moderate Allocation Fund	Expense	Waived
Class A	$175,993	$ —
Investor Class	172,497	—
Class B	42,932	—
Class C	49,325	—
Class I	2,711	—
Class R2	43	—
Class R3	400	—
SIMPLE Class	2,526	—

MainStay Growth Allocation Fund	Expense	Waived
Class A	$200,069	$ —
Investor Class	204,427	—
Class B	48,376	—
Class C	48,120	—
Class I	2,331	—
Class R1	16	—
Class R2	25	—
Class R3	414	—
SIMPLE Class	3,518	—

MainStay Equity Allocation Fund	Expense	Waived
Class A	$113,305	$ —
Investor Class	123,777	—
Class B	30,027	—
Class C	26,362	—
Class I	2,059	—
Class R3	660	—
SIMPLE Class	1,153	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative Allocation Fund
SIMPLE Class	$25,424	2.7%

MainStay Moderate Allocation Fund
SIMPLE Class	$26,575	1.4%

MainStay Growth Allocation Fund
SIMPLE Class	$28,009	1.3%

MainStay Equity Allocation Fund
SIMPLE Class	$28,895	3.7%
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$460,197,617	$22,020,726	$(23,292,159)	$(1,271,433)

MainStay Moderate Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$784,176,642	$54,186,940	$(32,898,417)	$21,288,523

MainStay Growth Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$751,708,227	$78,427,575	$(17,036,388)	$61,391,187

MainStay Equity Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$391,244,575	$41,550,401	$(9,674,726)	$31,875,675

84	MainStay Asset Allocation Funds

During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021
Fund	Ordinary Income	Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$6,972,852	$13,593,913	$20,566,765
MainStay Moderate Allocation Fund	13,578,645	29,884,143	43,462,788
MainStay Growth Allocation Fund	8,096,188	33,118,632	41,214,820
MainStay Equity Allocation Fund	2,177,837	17,824,989	20,002,826
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on each Allocation Fund's net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.
Note 6–Line of Credit
The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Allocation Funds.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$99,234	$79,770
MainStay Moderate Allocation Fund	173,385	118,664
MainStay Growth Allocation Fund	139,183	92,586
MainStay Equity Allocation Fund	81,984	41,913
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:
MainStay Conservative Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,182,520	$27,569,842
Shares issued to shareholders in reinvestment of distributions	2,282,425	28,937,034
Shares redeemed	(2,744,957)	(34,159,114)
Net increase (decrease) in shares outstanding before conversion	1,719,988	22,347,762
Shares converted into Class A (See Note 1)	359,048	4,612,693
Net increase (decrease)	2,079,036	$26,960,455
Year ended October 31, 2021:
Shares sold	3,622,029	$47,604,056
Shares issued to shareholders in reinvestment of distributions	1,278,445	16,300,876
Shares redeemed	(4,209,736)	(55,202,891)
Net increase (decrease) in shares outstanding before conversion	690,738	8,702,041
Shares converted into Class A (See Note 1)	1,278,968	16,732,719
Shares converted from Class A (See Note 1)	(3,704)	(47,762)
Net increase (decrease)	1,966,002	$25,386,998

85

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	201,264	$2,538,574
Shares issued to shareholders in reinvestment of distributions	215,731	2,736,063
Shares redeemed	(193,714)	(2,420,043)
Net increase (decrease) in shares outstanding before conversion	223,281	2,854,594
Shares converted into Investor Class (See Note 1)	60,347	753,474
Shares converted from Investor Class (See Note 1)	(193,801)	(2,516,846)
Net increase (decrease)	89,827	$1,091,222
Year ended October 31, 2021:
Shares sold	453,396	$5,928,657
Shares issued to shareholders in reinvestment of distributions	135,865	1,729,851
Shares redeemed	(393,553)	(5,154,246)
Net increase (decrease) in shares outstanding before conversion	195,708	2,504,262
Shares converted into Investor Class (See Note 1)	198,558	2,602,063
Shares converted from Investor Class (See Note 1)	(766,422)	(10,067,218)
Net increase (decrease)	(372,156)	$(4,960,893)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	7,252	$89,614
Shares issued to shareholders in reinvestment of distributions	54,619	681,634
Shares redeemed	(122,061)	(1,503,148)
Net increase (decrease) in shares outstanding before conversion	(60,190)	(731,900)
Shares converted from Class B (See Note 1)	(109,596)	(1,356,287)
Net increase (decrease)	(169,786)	$(2,088,187)
Year ended October 31, 2021:
Shares sold	80,278	$1,016,936
Shares issued to shareholders in reinvestment of distributions	38,276	480,251
Shares redeemed	(139,174)	(1,791,406)
Net increase (decrease) in shares outstanding before conversion	(20,620)	(294,219)
Shares converted from Class B (See Note 1)	(207,082)	(2,691,195)
Net increase (decrease)	(227,702)	$(2,985,414)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	77,815	$957,713
Shares issued to shareholders in reinvestment of distributions	148,289	1,849,121
Shares redeemed	(264,534)	(3,275,116)
Net increase (decrease) in shares outstanding before conversion	(38,430)	(468,282)
Shares converted from Class C (See Note 1)	(120,581)	(1,493,034)
Net increase (decrease)	(159,011)	$(1,961,316)
Year ended October 31, 2021:
Shares sold	232,887	$2,996,141
Shares issued to shareholders in reinvestment of distributions	111,652	1,400,695
Shares redeemed	(634,837)	(8,169,894)
Net increase (decrease) in shares outstanding before conversion	(290,298)	(3,773,058)
Shares converted from Class C (See Note 1)	(515,459)	(6,575,466)
Net increase (decrease)	(805,757)	$(10,348,524)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	28,164	$362,722
Shares issued to shareholders in reinvestment of distributions	47,042	603,267
Shares redeemed	(86,909)	(1,090,637)
Net increase (decrease)	(11,703)	$(124,648)
Year ended October 31, 2021:
Shares sold	119,101	$1,583,117
Shares issued to shareholders in reinvestment of distributions	29,744	383,843
Shares redeemed	(135,168)	(1,804,019)
Net increase (decrease)	13,677	$162,941

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	842	$10,627
Shares issued to shareholders in reinvestment of distributions	788	9,989
Shares redeemed	(20)	(251)
Net increase (decrease)	1,610	$20,365
Year ended October 31, 2021:
Shares sold	1,144	$15,213
Shares issued to shareholders in reinvestment of distributions	389	4,956
Shares redeemed	(48)	(629)
Net increase (decrease)	1,485	$19,540

86	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	53,213	$625,226
Shares issued to shareholders in reinvestment of distributions	9,481	119,704
Shares redeemed	(780)	(10,207)
Net increase (decrease)	61,914	$734,723
Year ended October 31, 2021:
Shares sold	44,607	$584,978
Shares issued to shareholders in reinvestment of distributions	3,966	50,389
Shares redeemed	(15,101)	(199,590)
Net increase (decrease)	33,472	$435,777

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	61,625	$765,090
Shares issued to shareholders in reinvestment of distributions	2,736	34,627
Shares redeemed	(3,579)	(45,766)
Net increase (decrease)	60,782	$753,951
Year ended October 31, 2021:
Shares sold	17,345	$229,747
Shares issued to shareholders in reinvestment of distributions	301	3,848
Shares redeemed	(969)	(12,907)
Net increase (decrease) in shares outstanding before conversion	16,677	220,688
Shares converted into SIMPLE Class (See Note 1)	3,638	46,859
Net increase (decrease)	20,315	$267,547
MainStay Moderate Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,788,658	$39,774,775
Shares issued to shareholders in reinvestment of distributions	4,408,798	63,486,682
Shares redeemed	(2,974,483)	(42,104,821)
Net increase (decrease) in shares outstanding before conversion	4,222,973	61,156,636
Shares converted into Class A (See Note 1)	761,853	11,263,042
Shares converted from Class A (See Note 1)	(19,872)	(311,908)
Net increase (decrease)	4,964,954	$72,107,770
Year ended October 31, 2021:
Shares sold	4,076,035	$60,817,637
Shares issued to shareholders in reinvestment of distributions	2,419,820	34,046,873
Shares redeemed	(5,667,732)	(83,972,232)
Net increase (decrease) in shares outstanding before conversion	828,123	10,892,278
Shares converted into Class A (See Note 1)	2,964,650	43,988,773
Shares converted from Class A (See Note 1)	(10,385)	(152,287)
Net increase (decrease)	3,782,388	$54,728,764

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	574,460	$8,178,153
Shares issued to shareholders in reinvestment of distributions	583,101	8,425,811
Shares redeemed	(365,960)	(5,220,615)
Net increase (decrease) in shares outstanding before conversion	791,601	11,383,349
Shares converted into Investor Class (See Note 1)	103,880	1,469,831
Shares converted from Investor Class (See Note 1)	(493,753)	(7,360,746)
Net increase (decrease)	401,728	$5,492,434
Year ended October 31, 2021:
Shares sold	1,247,981	$18,511,785
Shares issued to shareholders in reinvestment of distributions	382,348	5,394,936
Shares redeemed	(759,247)	(11,250,524)
Net increase (decrease) in shares outstanding before conversion	871,082	12,656,197
Shares converted into Investor Class (See Note 1)	286,927	4,289,689
Shares converted from Investor Class (See Note 1)	(2,276,751)	(33,878,257)
Net increase (decrease)	(1,118,742)	$(16,932,371)

87

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	6,586	$91,793
Shares issued to shareholders in reinvestment of distributions	137,033	1,960,943
Shares redeemed	(96,230)	(1,373,180)
Net increase (decrease) in shares outstanding before conversion	47,389	679,556
Shares converted from Class B (See Note 1)	(237,058)	(3,380,196)
Net increase (decrease)	(189,669)	$(2,700,640)
Year ended October 31, 2021:
Shares sold	29,004	$430,134
Shares issued to shareholders in reinvestment of distributions	103,272	1,444,773
Shares redeemed	(284,806)	(4,171,780)
Net increase (decrease) in shares outstanding before conversion	(152,530)	(2,296,873)
Shares converted from Class B (See Note 1)	(488,746)	(7,231,334)
Net increase (decrease)	(641,276)	$(9,528,207)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	82,679	$1,151,418
Shares issued to shareholders in reinvestment of distributions	160,147	2,290,107
Shares redeemed	(220,127)	(3,066,944)
Net increase (decrease) in shares outstanding before conversion	22,699	374,581
Shares converted from Class C (See Note 1)	(138,321)	(1,983,988)
Net increase (decrease)	(115,622)	$(1,609,407)
Year ended October 31, 2021:
Shares sold	182,775	$2,686,085
Shares issued to shareholders in reinvestment of distributions	123,469	1,726,099
Shares redeemed	(526,780)	(7,687,350)
Net increase (decrease) in shares outstanding before conversion	(220,536)	(3,275,166)
Shares converted from Class C (See Note 1)	(496,125)	(7,212,281)
Net increase (decrease)	(716,661)	$(10,487,447)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	83,393	$1,203,341
Shares issued to shareholders in reinvestment of distributions	70,570	1,023,972
Shares redeemed	(127,505)	(1,798,003)
Net increase (decrease) in shares outstanding before conversion	26,458	429,310
Shares converted into Class I (See Note 1)	19,144	303,965
Net increase (decrease)	45,602	$733,275
Year ended October 31, 2021:
Shares sold	139,907	$2,077,360
Shares issued to shareholders in reinvestment of distributions	36,516	517,062
Shares redeemed	(109,545)	(1,612,749)
Net increase (decrease) in shares outstanding before conversion	66,878	981,673
Shares converted into Class I (See Note 1)	5,153	76,769
Net increase (decrease)	72,031	$1,058,442

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	257	$3,713
Shares issued to shareholders in reinvestment of distributions	1,079	15,531
Shares redeemed	—	(1)
Net increase (decrease)	1,336	$19,243
Year ended October 31, 2021:
Shares sold	188	$2,922
Shares issued to shareholders in reinvestment of distributions	591	8,311
Shares redeemed	—	(2)
Net increase (decrease)	779	$11,231

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	18,695	$263,064
Shares issued to shareholders in reinvestment of distributions	9,669	139,128
Shares redeemed	(4,760)	(65,415)
Net increase (decrease)	23,604	$336,777
Year ended October 31, 2021:
Shares sold	45,884	$676,042
Shares issued to shareholders in reinvestment of distributions	3,804	53,481
Shares redeemed	(21,774)	(318,343)
Net increase (decrease)	27,914	$411,180

88	MainStay Asset Allocation Funds

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	89,418	$1,271,513
Shares issued to shareholders in reinvestment of distributions	6,971	100,733
Shares redeemed	(4,022)	(56,855)
Net increase (decrease)	92,367	$1,315,391
Year ended October 31, 2021:
Shares sold	49,066	$730,987
Shares issued to shareholders in reinvestment of distributions	401	5,659
Shares redeemed	(5,879)	(85,704)
Net increase (decrease) in shares outstanding before conversion	43,588	650,942
Shares converted into SIMPLE Class (See Note 1)	8,204	118,928
Net increase (decrease)	51,792	$769,870
MainStay Growth Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,636,578	$26,522,688
Shares issued to shareholders in reinvestment of distributions	4,508,625	73,580,752
Shares redeemed	(2,694,821)	(43,320,849)
Net increase (decrease) in shares outstanding before conversion	3,450,382	56,782,591
Shares converted into Class A (See Note 1)	765,496	13,049,943
Shares converted from Class A (See Note 1)	(699)	(10,390)
Net increase (decrease)	4,215,179	$69,822,144
Year ended October 31, 2021:
Shares sold	3,172,649	$53,192,811
Shares issued to shareholders in reinvestment of distributions	2,020,572	31,376,297
Shares redeemed	(5,813,797)	(96,740,855)
Net increase (decrease) in shares outstanding before conversion	(620,576)	(12,171,747)
Shares converted into Class A (See Note 1)	3,466,843	57,511,022
Shares converted from Class A (See Note 1)	(24,581)	(396,778)
Net increase (decrease)	2,821,686	$44,942,497

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	446,889	$7,222,362
Shares issued to shareholders in reinvestment of distributions	704,003	11,517,496
Shares redeemed	(339,714)	(5,501,806)
Net increase (decrease) in shares outstanding before conversion	811,178	13,238,052
Shares converted into Investor Class (See Note 1)	100,090	1,603,037
Shares converted from Investor Class (See Note 1)	(550,922)	(9,511,202)
Net increase (decrease)	360,346	$5,329,887
Year ended October 31, 2021:
Shares sold	1,087,072	$18,055,508
Shares issued to shareholders in reinvestment of distributions	398,601	6,206,219
Shares redeemed	(841,538)	(13,956,069)
Net increase (decrease) in shares outstanding before conversion	644,135	10,305,658
Shares converted into Investor Class (See Note 1)	246,679	4,143,950
Shares converted from Investor Class (See Note 1)	(2,888,823)	(47,952,711)
Net increase (decrease)	(1,998,009)	$(33,503,103)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,739	$27,727
Shares issued to shareholders in reinvestment of distributions	163,164	2,633,473
Shares redeemed	(100,911)	(1,600,480)
Net increase (decrease) in shares outstanding before conversion	63,992	1,060,720
Shares converted from Class B (See Note 1)	(229,057)	(3,682,138)
Net increase (decrease)	(165,065)	$(2,621,418)
Year ended October 31, 2021:
Shares sold	9,479	$154,168
Shares issued to shareholders in reinvestment of distributions	95,067	1,462,126
Shares redeemed	(251,842)	(4,127,837)
Net increase (decrease) in shares outstanding before conversion	(147,296)	(2,511,543)
Shares converted from Class B (See Note 1)	(442,986)	(7,342,690)
Net increase (decrease)	(590,282)	$(9,854,233)

89

Notes to Financial Statements (Unaudited) (continued)
Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	64,912	$1,032,768
Shares issued to shareholders in reinvestment of distributions	161,426	2,607,025
Shares redeemed	(154,074)	(2,491,976)
Net increase (decrease) in shares outstanding before conversion	72,264	1,147,817
Shares converted from Class C (See Note 1)	(89,418)	(1,449,250)
Net increase (decrease)	(17,154)	$(301,433)
Year ended October 31, 2021:
Shares sold	132,849	$2,172,795
Shares issued to shareholders in reinvestment of distributions	95,378	1,467,859
Shares redeemed	(401,610)	(6,569,620)
Net increase (decrease) in shares outstanding before conversion	(173,383)	(2,928,966)
Shares converted from Class C (See Note 1)	(391,551)	(6,382,146)
Net increase (decrease)	(564,934)	$(9,311,112)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	55,649	$877,134
Shares issued to shareholders in reinvestment of distributions	46,454	768,348
Shares redeemed	(222,735)	(3,874,491)
Net increase (decrease)	(120,632)	$(2,229,009)
Year ended October 31, 2021:
Shares sold	148,062	$2,486,680
Shares issued to shareholders in reinvestment of distributions	30,069	472,689
Shares redeemed	(121,741)	(2,087,635)
Net increase (decrease) in shares outstanding before conversion	56,390	871,734
Shares converted into Class I (See Note 1)	2,890	45,971
Shares converted from Class I (See Note 1)	(569)	(9,450)
Net increase (decrease)	58,711	$908,255

Class R1	Shares	Amount
Six-month period ended April 30, 2022: (a)
Shares sold	217	$3,599
Shares issued to shareholders in reinvestment of distributions	366	6,054
Shares redeemed	(3,812)	(57,535)
Net increase (decrease)	(3,229)	$(47,882)
Year ended October 31, 2021:
Shares sold	927	$15,923
Shares issued to shareholders in reinvestment of distributions	122	1,920
Shares redeemed	(13)	(231)
Net increase (decrease)	1,036	$17,612

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	565	$9,226
Shares redeemed	(8)	(121)
Net increase (decrease)	557	$9,105
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	322	$4,993
Shares redeemed	(1,354)	(23,014)
Net increase (decrease)	(1,032)	$(18,021)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	15,725	$256,715
Shares issued to shareholders in reinvestment of distributions	9,438	153,374
Shares redeemed	(36,340)	(567,179)
Net increase (decrease)	(11,177)	$(157,090)
Year ended October 31, 2021:
Shares sold	34,815	$583,481
Shares issued to shareholders in reinvestment of distributions	3,423	52,983
Shares redeemed	(23,149)	(385,476)
Net increase (decrease)	15,089	$250,988

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	62,974	$1,030,693
Shares issued to shareholders in reinvestment of distributions	11,687	191,431
Shares redeemed	(9,439)	(147,126)
Net increase (decrease)	65,222	$1,074,998
Year ended October 31, 2021:
Shares sold	64,224	$1,080,104
Shares issued to shareholders in reinvestment of distributions	1,052	16,390
Shares redeemed	(13,851)	(226,855)
Net increase (decrease) in shares outstanding before conversion	51,425	869,639
Shares converted into SIMPLE Class (See Note 1)	23,642	382,832
Net increase (decrease)	75,067	$1,252,471

(a)	Class R1 liquidated and no longer offered for sale as of April 26, 2022.

90	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	897,224	$15,884,920
Shares issued to shareholders in reinvestment of distributions	2,377,049	42,430,331
Shares redeemed	(1,410,293)	(24,463,271)
Net increase (decrease) in shares outstanding before conversion	1,863,980	33,851,980
Shares converted into Class A (See Note 1)	389,098	7,296,615
Shares converted from Class A (See Note 1)	(34)	(569)
Net increase (decrease)	2,253,044	$41,148,026
Year ended October 31, 2021:
Shares sold	1,494,848	$27,006,566
Shares issued to shareholders in reinvestment of distributions	872,425	14,499,695
Shares redeemed	(2,978,513)	(53,821,402)
Net increase (decrease) in shares outstanding before conversion	(611,240)	(12,315,141)
Shares converted into Class A (See Note 1)	2,041,426	36,649,970
Shares converted from Class A (See Note 1)	(11,978)	(210,797)
Net increase (decrease)	1,418,208	$24,124,032

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	255,715	$4,497,778
Shares issued to shareholders in reinvestment of distributions	438,842	7,833,330
Shares redeemed	(183,631)	(3,243,127)
Net increase (decrease) in shares outstanding before conversion	510,926	9,087,981
Shares converted into Investor Class (See Note 1)	52,009	914,003
Shares converted from Investor Class (See Note 1)	(286,608)	(5,437,527)
Net increase (decrease)	276,327	$4,564,457
Year ended October 31, 2021:
Shares sold	653,167	$11,715,859
Shares issued to shareholders in reinvestment of distributions	202,761	3,371,913
Shares redeemed	(436,864)	(7,851,483)
Net increase (decrease) in shares outstanding before conversion	419,064	7,236,289
Shares converted into Investor Class (See Note 1)	127,858	2,335,995
Shares converted from Investor Class (See Note 1)	(1,802,767)	(32,287,138)
Net increase (decrease)	(1,255,845)	$(22,714,854)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,486	$26,952
Shares issued to shareholders in reinvestment of distributions	108,254	1,867,379
Shares redeemed	(54,598)	(932,899)
Net increase (decrease) in shares outstanding before conversion	55,142	961,432
Shares converted from Class B (See Note 1)	(119,319)	(2,052,165)
Net increase (decrease)	(64,177)	$(1,090,733)
Year ended October 31, 2021:
Shares sold	12,121	$211,656
Shares issued to shareholders in reinvestment of distributions	56,825	916,583
Shares redeemed	(199,101)	(3,459,502)
Net increase (decrease) in shares outstanding before conversion	(130,155)	(2,331,263)
Shares converted from Class B (See Note 1)	(255,906)	(4,519,402)
Net increase (decrease)	(386,061)	$(6,850,665)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	28,016	$474,970
Shares issued to shareholders in reinvestment of distributions	95,779	1,656,021
Shares redeemed	(79,013)	(1,343,516)
Net increase (decrease) in shares outstanding before conversion	44,782	787,475
Shares converted from Class C (See Note 1)	(41,097)	(720,357)
Net increase (decrease)	3,685	$67,118
Year ended October 31, 2021:
Shares sold	65,817	$1,155,539
Shares issued to shareholders in reinvestment of distributions	48,679	786,655
Shares redeemed	(241,072)	(4,191,419)
Net increase (decrease) in shares outstanding before conversion	(126,576)	(2,249,225)
Shares converted from Class C (See Note 1)	(131,844)	(2,306,142)
Net increase (decrease)	(258,420)	$(4,555,367)

91

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	36,949	$712,852
Shares issued to shareholders in reinvestment of distributions	42,339	771,834
Shares redeemed	(34,947)	(646,007)
Net increase (decrease)	44,341	$838,679
Year ended October 31, 2021:
Shares sold	59,525	$1,085,155
Shares issued to shareholders in reinvestment of distributions	15,490	262,250
Shares redeemed	(59,385)	(1,095,430)
Net increase (decrease) in shares outstanding before conversion	15,630	251,975
Shares converted into Class I (See Note 1)	1,172	22,557
Net increase (decrease)	16,802	$274,532

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	11,403	$197,352
Shares issued to shareholders in reinvestment of distributions	11,666	206,725
Shares redeemed	(3,610)	(65,344)
Net increase (decrease)	19,459	$338,733
Year ended October 31, 2021:
Shares sold	25,036	$444,290
Shares issued to shareholders in reinvestment of distributions	3,904	64,497
Shares redeemed	(13,180)	(240,690)
Net increase (decrease)	15,760	$268,097

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	24,547	$437,571
Shares issued to shareholders in reinvestment of distributions	3,897	69,631
Shares redeemed	(1,116)	(20,102)
Net increase (decrease)	27,328	$487,100
Year ended October 31, 2021:
Shares sold	19,167	$353,167
Shares issued to shareholders in reinvestment of distributions	237	3,947
Shares redeemed	(15,601)	(272,559)
Net increase (decrease) in shares outstanding before conversion	3,803	84,555
Shares converted into SIMPLE Class (See Note 1)	18,059	314,957
Net increase (decrease)	21,862	$399,512

Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

92	MainStay Asset Allocation Funds

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of each Fund and investment-related matters for each Fund as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding each Fund’s distribution arrangements. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of each Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with each Fund; (iv) the extent to which economies of scale have been realized or may be realized if each Fund grows and the extent to which economies of scale have benefited or may benefit each Fund’s shareholders; and (v) the reasonableness of each Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the
93

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that each Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below. The Board considered on a Fund-by-Fund basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the continuation of the Management Agreement, and the Board’s decision was made separately with respect to each Fund.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to each Fund.
The Board also considered the range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Funds. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Funds and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to each Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to each Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Funds and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Funds. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Funds. In this regard, the Board considered the qualifications and experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
Because the Funds invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that each Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to

94	MainStay Asset Allocation Funds

peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of each Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Fund’s investment performance as well as discussions between each Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance each Fund’s investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Funds.
The Board noted that the Funds do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of each Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New
York Life Investments to continue to provide high-quality services to the Funds. The Board recognized that each Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to each Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the potential rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Funds.
The Board observed that New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with each Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.
95

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and each Fund’s total ordinary operating expenses.
In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Funds indirectly pay by investing in underlying funds that charge a management fee. The Board considered New York Life Investments’ process for monitoring and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of each Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of each Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on each Fund’s expenses. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.
The Board considered the extent to which transfer agent fees comprised total expenses of each Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that each Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether each Fund’s expense structure permits economies of scale to be appropriately shared with each Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how each Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Funds invest and the benefit of any breakpoints in the management fee schedules for the underlying MainStay Funds would pass through to shareholders of the Funds at the specified levels of underlying MainStay Fund assets.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Fund’s shareholders through each Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

96	MainStay Asset Allocation Funds

Discussion of the Operation and Effectiveness of the Allocation Funds' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Allocation Funds have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Allocation Funds' liquidity risk (the risk that the Allocation Funds could not meet requests to redeem shares issued by the Allocation Funds without significant dilution of remaining investors’ interests in the Allocation Funds). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Allocation Funds' liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Allocation Funds' liquidity developments and (iii) the Allocation Funds' investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Allocation Funds' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Allocation Fund's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the Allocation Funds' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Allocation Funds' prospectus for more information regarding the Allocation Funds' exposure to liquidity risk and other risks to which it may be subject.
97

Proxy Voting Policies and Procedures and Proxy Voting Record
Each Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

98	MainStay Asset Allocation Funds

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737576MS086-22
MSAA10-06/22
(NYLIM) NL224

MainStay Epoch Capital Growth Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/30/2016	-21.92%	-13.97%	10.77%	11.61%	1.35%
		Excluding sales charges		-17.38	-8.96	12.03	12.70	1.35
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	6/30/2016	-21.65	-13.80	10.46	11.35	1.59
		Excluding sales charges		-17.53	-9.27	11.72	12.43	1.59
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2016	-18.41	-10.61	10.90	11.62	2.34
	if Redeemed Within One Year of Purchase	Excluding sales charges		-17.79	-9.92	10.90	11.62	2.34
Class I Shares	No Sales Charge		6/30/2016	-17.30	-8.73	12.29	12.96	1.10

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
MSCI World Index (Net)[2]	-11.30%	-3.52%	10.17%	11.34%
Morningstar Global Large Stock Growth Category Average[3]	-23.44	-17.98	10.06	11.35

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Global Large Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure.
Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$826.20	$5.21	$1,019.09	$5.76	1.15%
Investor Class Shares	$1,000.00	$824.70	$6.42	$1,017.75	$7.10	1.42%
Class C Shares	$1,000.00	$822.10	$9.80	$1,014.03	$10.84	2.17%
Class I Shares	$1,000.00	$827.00	$4.08	$1,020.33	$4.51	0.90%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2022 (Unaudited)

United States	66.1%
Japan	3.8
Australia	3.2
Denmark	3.2
Switzerland	3.0
Sweden	2.8
China	2.7
United Kingdom	2.6
Canada	2.4
France	2.3
Italy	2.2
Netherlands	1.5
Spain	1.2%
Malta	1.0
Jordan	0.8
Mexico	0.8
Singapore	0.7
Indonesia	0.6
South Africa	0.6
Taiwan	0.5
Hong Kong	0.4
Other Assets, Less Liabilities	–2.4
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	LPL Financial Holdings, Inc.
2.	Eli Lilly and Co.
3.	Costco Wholesale Corp.
4.	Microsoft Corp.
5.	Zoetis, Inc.
6.	Gentex Corp.
7.	Monster Beverage Corp.
8.	Alphabet, Inc., Class A
9.	Edenred
10.	Fastenal Co.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Epoch Capital Growth Fund returned −17.30%, underperforming the −11.30% return of the Fund’s primary benchmark, the MSCI World Index (Net) (the “Index”). Over the same period, Class I shares outperformed the −23.44% return of the Morningstar Global Large Stock Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Rising interest rates and soaring energy prices contributed to the Fund's underperformance relative to the Index. The yield on the 10-year U.S. Treasury note nearly doubled, increasing from 1.56% to 2.94% during the reporting period. Rising interest rates reduce the present value of any cash-flow stream, but the impact is more pronounced on faster-growing companies because their cash-flow stream is more skewed toward later years. During the reporting period, the rise in interest rates contributed to the MSCI World Growth Index, the Fund’s benchmark, significantly underperforming its value-oriented counterpart, the MSCI World Value Index. Rising energy prices also hurt the Fund, as they drove energy stocks sharply higher, making energy the best-performing sector in the Index. The Fund held no exposure in the energy sector, as we did not find any energy companies that met our criteria. Sector allocation and individual stock selection within sectors also contributed to the Fund's underpeformance.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, the communications services, industrials and information technology sectors provided the strongest positive contributions to the Fund’s performance relative to the Index. (Contributions take weightings and total returns into account.) During the same period, the health care, energy and consumer discretionary sectors proved particularly weak.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the Fund’s absolute performance during the reporting period included positions in independent broker-dealer LPL Financial and electronic gaming company NEXON. LPL, the largest independent broker-dealer in the United States, saw shares rise due to changing market expectations regarding increases in the U.S. federal funds rate (i.e., toward more rate increases, and at a faster pace). While much of the focus was on LPL's positive exposure to higher short-term rates, the company also continued to organically grow assets under advisement in the high-single to low-double digits, while also adding new advisor teams and reinvesting in its platform in order to offer more tools to its advisors.
Japan-based Nexon's fourth quarter 2021 performance missed expectations, although the company’s guidance for 2022 was positive and indicated a return to growth through the release of multiple new franchises. Mobile Dungeon & Fighter, the company's top-grossing game, performed well during the Lunar New Year period in early February 2022, and March saw the long-awaited launch of a mobile version in Korea. The stock also moved higher following the death of the company's founder at the end of February, due to speculation regarding potential strategic or private equity interest in his 45% stake.
The most significant detractors from the Fund’s absolute performance during the reporting period were holdings in medical device maker Masimo, restaurant chain Wingstop and semiconductor maker Silergy.
Masimo, which currently splits the hospital-grade pulse oximetry market with Medtronic, announced that it will acquire Sound United, which sells high-end consumer electronics like speakers. Management's decision was not consistent with the company's historically conservative and incremental approach to building a predictable and profitable business. Venturing into the highly competitive consumer electronics field without a meaningful competitive advantage by making a $1 billion competitively-bid acquisition destroyed shareholders' ability to trust management. We sold the Fund’s position in the stock.
Wingstop runs a chain of restaurants focusing on chicken wings. The stock underperformed following release of its quarterly earnings report in February 2022, in which results for the fourth quarter of 2021 and unit growth guidance for 2022 were both modestly below expectations. This was followed by the surprise departure of the chief executive officer (“CEO”) in March (to take the CEO role at another company); while this was unexpected, we believe the company's strategy and growth outlook are unchanged and the elevation of the chief operating officer to CEO should be seamless. The Fund still holds the stock.
Silergy is known for the breadth and quality of its lineup of analog semiconductors. The company continued to report robust growth due to secular demand, particularly in its home country, but was negatively impacted by concerns that a COVID-19 outbreak in China would slow production, as well as concerns that the global semiconductor industry was experiencing "as good as it gets" conditions. We appreciate those concerns, however we believe
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Silergy's position as one of the most successful Chinese semiconductor companies will allow it to earn premium returns for many years to come. The Fund still holds the stock.
What were some of the Fund’s largest purchases and sales during the reporting period?
Significant new purchases during the reporting period included shares of Vertex Pharmaceuticals and VMware.
Vertex is a biotech company with leading treatments for cystic fibrosis (CF). In addition to developing additional therapeutics for CF, the company has a pipeline of small molecule, cell and gene therapies to treat type-1 diabetes, Duchenne muscular dystrophy, sickle cell disease, pain (without opioids) and a number of other rare illnesses. There are an estimated 83,000 CF patients globally, and the total patient population is rising steadily. Vertex currently has a monopoly on CF drugs approved by U.S. and European regulators. The company's most recently approved drug, Trikafta (approved in the US in 2019) is showing a nearly 90% reduction in lung transplants, a nearly 80% reduction in pulmonary exacerbations and a 75% reduction in risk of death. The key patents on Trikafta are enforceable until 2037, giving the company more than a decade to develop better CF treatments that can replace it. Vertex's core CF franchise generates over $7 billion in revenue with gross margins of nearly 90%. Vertex has been able to secure good access and reimbursement. The growth rate for the CF franchise is likely to be in the low teens as the number of patients diagnosed and treated increases, and the company secures reimbursement for its CF portfolio globally. Beyond its core CF franchise (which currently generates 100% of the company's revenue), Vertex has several attractive pipeline assets.
VMware provides cloud computing infrastructure and virtualization technology that supports business mobility. (The term VM refers to a virtual machine.) The company is the technological leader within the virtualization and hybrid cloud spaces and has a dominant market share within the software-defined data center industry. VMware's ecosystem provides one of the most comprehensive portfolios of solutions spanning private/public/hybrid clouds and addressing customer needs including computing, storage, networking & security and end-user computing. This wide range of offerings enhances VMware's ability to cross-sell different solutions to various parts of an enterprise, and high switching costs keep customers within VMware's ecosystem. Multi-year licenses and subscription contracts lead to sticky customers and high retention, reducing VMware's sales and marketing expenses. On a consolidated basis, the company generates adjusted operating margins of about 30%, resulting in a high return on invested capital. We think the company has identified growth initiatives that should keep it in the forefront of technology trends within the industry and enable it to meet our threshold of at least 5% revenue growth. For more than 15 years VMware was 80% owned by Dell, with Dell holding more than 95% of the voting rights due to a dual-share class structure. Dell recently spun off its holdings (although Michael Dell retains a large stake personally) and eliminated the dual-share classes; as a standalone company, VMware will have more strategic flexibility to partner with multiple infrastructure providers.
The Fund’s largest sales during the same period included its entire positions in Masimo (described above), Intuit, and eMemory Technology. Intuit, a leading fintech software provider, had performed well overall since the Fund initiated its position in 2018, but was showing signs of relative weakness more recently. We decided to close out the Fund’s position in order to invest in other names we currently found more attractive. Taiwan-based computer memory chip maker eMemory Technology had performed very well since the Fund initiated its position, to the point where we were no longer comfortable with the growth and return on invested capital assumptions implied by the company’s share price.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund’s trades, combined with the varying impact of performance across sectors, caused sector exposure to increase most notably in industrials and consumer staples. During the same period, sector exposure declined most significantly in information technology. From a country perspective, only two countries saw their weights rise or fall by 1% or more: Australia (+1.0%), and Taiwan (−1.9%).
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held its most overweight exposures relative to the Index in the health care and information technology sectors. As of the same date, the Fund’s most underweight positions were in the energy and financials services sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Capital Growth Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 100.0%
Australia 3.2%
Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	24,548	$ 567,409
CSL Ltd. (Biotechnology)	4,695	888,572
REA Group Ltd. (Interactive Media & Services)	3,463	307,317
Silver Lake Resources Ltd. (Metals & Mining) (a)	248,683	321,482
		2,084,780
Canada 2.4%
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	15,505	690,251
Constellation Software, Inc. (Software)	559	879,792
		1,570,043
China 2.7%
A-Living Smart City Services Co. Ltd. (Real Estate Management & Development) (b)	109,750	172,415
Chongqing Brewery Co. Ltd., Class A (Beverages) (a)	18,174	343,628
Silergy Corp. (Semiconductors & Semiconductor Equipment)	6,000	529,934
SITC International Holdings Co. Ltd. (Marine)	216,000	721,108
		1,767,085
Denmark 3.2%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	3,474	469,039
Genmab A/S (Biotechnology) (a)	2,074	731,610
Novo Nordisk A/S, Class B (Pharmaceuticals)	7,559	864,538
		2,065,187
France 2.3%
Edenred (IT Services)	21,495	1,077,434
Sartorius Stedim Biotech (Life Sciences Tools & Services)	1,341	436,490
		1,513,924
Hong Kong 0.4%
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	5,800	245,979
Indonesia 0.6%
Bank Central Asia Tbk. PT (Banks) (c)	721,200	403,367
	Shares	Value

Italy 2.2%
DiaSorin SpA (Health Care Equipment & Supplies)	2,550	$ 333,335
FinecoBank Banca Fineco SpA (Banks)	45,124	621,647
Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	9,004	431,046
		1,386,028
Japan 3.8%
Digital Arts, Inc. (Software)	2,900	162,551
Goldwin, Inc. (Textiles, Apparel & Luxury Goods)	3,800	188,540
Hoya Corp. (Health Care Equipment & Supplies)	4,200	418,443
MedPeer, Inc. (Health Care Technology) (a)	9,900	222,776
Nexon Co. Ltd. (Entertainment)	22,000	502,375
Unicharm Corp. (Household Products)	18,600	646,960
Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	8,600	301,861
		2,443,506
Jordan 0.8%
Hikma Pharmaceuticals plc (Pharmaceuticals)	22,990	541,239
Malta 1.0%
Kindred Group plc SDR (Hotels, Restaurants & Leisure)	75,313	660,111
Mexico 0.8%
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	138,900	491,168
Netherlands 1.5%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	970	548,796
BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	6,994	423,514
		972,310
Singapore 0.7%
Singapore Exchange Ltd. (Capital Markets)	67,300	473,928
South Africa 0.6%
FirstRand Ltd. (Diversified Financial Services)	89,352	384,849
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Spain 1.2%
Amadeus IT Group SA (IT Services) (a)	6,498	$ 405,171
Industria de Diseno Textil SA (Specialty Retail) (d)	18,369	385,197
		790,368
Sweden 2.8%
Atlas Copco AB, Class B (Machinery) (d)	9,167	362,291
Epiroc AB, Class B (Machinery)	25,764	446,858
Evolution AB (Hotels, Restaurants & Leisure) (b)	4,592	472,188
Swedish Match AB (Tobacco) (d)	62,329	496,682
		1,778,019
Switzerland 3.0%
Kuehne + Nagel International AG (Registered) (Marine)	2,459	689,531
Logitech International SA (Registered) (Technology Hardware, Storage & Peripherals)	8,004	518,646
Partners Group Holding AG (Capital Markets)	422	447,166
Tecan Group AG (Registered) (Life Sciences Tools & Services)	947	284,591
		1,939,934
Taiwan 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	17,000	310,080
United Kingdom 2.6%
Diageo plc (Beverages)	7,154	354,517
Fevertree Drinks plc (Beverages)	13,195	297,751
Games Workshop Group plc (Leisure Products)	4,541	420,393
Howden Joinery Group plc (Trading Companies & Distributors)	62,076	586,728
		1,659,389
United States 63.7%
Accenture plc, Class A (IT Services)	2,510	753,904
Adobe, Inc. (Software) (a)	970	384,071
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	1,001	290,200
Alphabet, Inc., Class A (Interactive Media & Services) (a)	479	1,093,169
Ameriprise Financial, Inc. (Capital Markets)	1,746	463,546
	Shares	Value

United States (continued)
Apple, Inc. (Technology Hardware, Storage & Peripherals)	5,134	$ 809,375
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	5,220	576,027
Arista Networks, Inc. (Communications Equipment) (a)	8,004	925,022
Artisan Partners Asset Management, Inc., Class A (Capital Markets)	15,722	505,305
Automatic Data Processing, Inc. (IT Services)	3,531	770,394
Booking Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	222	490,689
Bruker Corp. (Life Sciences Tools & Services)	5,465	314,183
Cadence Design Systems, Inc. (Software) (a)	3,460	521,941
Chemed Corp. (Health Care Providers & Services)	1,363	669,765
Corcept Therapeutics, Inc. (Pharmaceuticals) (a)(d)	21,775	468,380
Costco Wholesale Corp. (Food & Staples Retailing)	2,259	1,201,155
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods) (a)	2,019	536,549
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	1,557	526,266
Donaldson Co., Inc. (Machinery)	9,351	458,573
Electronic Arts, Inc. (Entertainment)	4,056	478,811
Eli Lilly and Co. (Pharmaceuticals)	4,353	1,271,642
eXp World Holdings, Inc. (Real Estate Management & Development) (d)	7,631	102,179
Expeditors International of Washington, Inc. (Air Freight & Logistics)	3,759	372,404
Exponent, Inc. (Professional Services)	3,155	302,281
Fastenal Co. (Trading Companies & Distributors)	19,265	1,065,547
Ferguson plc (Trading Companies & Distributors)	7,519	948,247
Fortinet, Inc. (Software) (a)	3,560	1,028,876
Gentex Corp. (Auto Components)	38,558	1,131,677
Graco, Inc. (Machinery)	6,070	376,461
Home Depot, Inc. (The) (Specialty Retail)	2,128	639,251
Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (a)	1,095	262,033
KLA Corp. (Semiconductors & Semiconductor Equipment)	2,761	881,477
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,552	722,859
Liberty Media Corp-Liberty SiriusXM (a)
Class A (Media)	11,877	496,815

12	MainStay Epoch Capital Growth Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
Liberty Media Corp-Liberty SiriusXM (a) (continued)
Class C (Media)	662	$ 27,725

LPL Financial Holdings, Inc. (Capital Markets)	6,965	1,308,515
Manhattan Associates, Inc. (Software) (a)	2,213	288,907
Mastercard, Inc., Class A (IT Services)	2,852	1,036,360
Medpace Holdings, Inc. (Life Sciences Tools & Services) (a)	5,919	790,601
Meta Platforms, Inc., Class A (Interactive Media & Services) (a)	2,673	535,856
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	422	539,118
Microsoft Corp. (Software)	4,313	1,196,944
Monster Beverage Corp. (Beverages) (a)	12,847	1,100,731
Paychex, Inc. (IT Services)	8,226	1,042,481
Rollins, Inc. (Commercial Services & Supplies)	14,555	488,175
Starbucks Corp. (Hotels, Restaurants & Leisure)	7,074	528,003
SVB Financial Group (Banks) (a)	993	484,226
Take-Two Interactive Software, Inc. (Entertainment) (a)	3,235	386,615
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	4,323	735,991
TJX Cos., Inc. (The) (Specialty Retail)	6,298	385,941
TTEC Holdings, Inc. (IT Services)	3,988	294,354
Union Pacific Corp. (Road & Rail)	3,862	904,828
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,865	948,446
Veeva Systems, Inc., Class A (Health Care Technology) (a)	2,687	488,900
Vertex Pharmaceuticals, Inc. (Biotechnology) (a)	2,827	772,393
Visa, Inc., Class A (IT Services)	1,477	314,793
VMware, Inc., Class A (Software)	5,751	621,338
Waters Corp. (Life Sciences Tools & Services) (a)	1,067	323,322
West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	1,290	406,427
Western Alliance Bancorp (Banks)	5,579	424,618
Wingstop, Inc. (Hotels, Restaurants & Leisure) (d)	6,749	619,288
	Shares	Value

United States (continued)

World Wrestling Entertainment, Inc., Class A (Entertainment)	12,778	$ 746,107
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	3,988	466,636
Zoetis, Inc. (Pharmaceuticals)	6,435	1,140,604
		41,187,317
Total Common Stocks (Cost $57,414,395)		64,668,611
Short-Term Investments 2.4%
Affiliated Investment Company 0.5%
United States 0.5%
MainStay U.S. Government Liquidity Fund, 0.397% (e)	305,406	305,406
Unaffiliated Investment Company 1.9%
United States 1.9%
Invesco Government & Agency Portfolio, 0.419% (e)(f)	1,250,598	1,250,598
Total Short-Term Investments (Cost $1,556,004)		1,556,004
Total Investments (Cost $58,970,399)	102.4%	66,224,615
Other Assets, Less Liabilities	(2.4)	(1,529,865)
Net Assets	100.0%	$ 64,694,750

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $403,367, which represented 0.6% of the Fund’s net assets.
(d)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $1,196,362. The Fund received cash collateral with a value of $1,250,598. (See Note 2(I))

(e)	Current yield as of April 30, 2022.
(f)	Represents a security purchased with cash collateral received for securities on loan.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 989	$ 8,640	$ (9,324)	$ —	$ —	$ 305	$ —(a)	$ —	305

(a)	Less than $500.

Abbreviation(s):
SDR—Special Drawing Right
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ —	$ 2,084,780	$ —	$ 2,084,780
China	—	1,767,085	—	1,767,085
Denmark	—	2,065,187	—	2,065,187
France	—	1,513,924	—	1,513,924
Hong Kong	—	245,979	—	245,979
Indonesia	—	403,367	—	403,367
Italy	—	1,386,028	—	1,386,028
Japan	—	2,443,506	—	2,443,506
Jordan	—	541,239	—	541,239
Malta	—	660,111	—	660,111
Netherlands	—	972,310	—	972,310
Singapore	—	473,928	—	473,928
South Africa	—	384,849	—	384,849
Spain	—	790,368	—	790,368
Sweden	—	1,778,019	—	1,778,019
Switzerland	—	1,939,934	—	1,939,934
Taiwan	—	310,080	—	310,080
United Kingdom	—	1,659,389	—	1,659,389
United States	40,239,070	948,247	—	41,187,317
All Other Countries	2,061,211	—	—	2,061,211
Total Common Stocks	42,300,281	22,368,330	—	64,668,611
Short-Term Investments
Affiliated Investment Company	305,406	—	—	305,406
Unaffiliated Investment Company	1,250,598	—	—	1,250,598
Total Short-Term Investments	1,556,004	—	—	1,556,004
Total Investments in Securities	$ 43,856,285	$ 22,368,330	$ —	$ 66,224,615

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay Epoch Capital Growth Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †
Air Freight & Logistics	$372,404	0.6%
Auto Components	1,131,677	1.7
Banks	1,933,858	3.0
Beverages	2,096,627	3.2
Biotechnology	2,392,575	3.6
Capital Markets	3,444,439	5.3
Commercial Services & Supplies	488,175	0.8
Communications Equipment	925,022	1.4
Diversified Financial Services	686,710	1.1
Entertainment	2,113,908	3.3
Food & Staples Retailing	2,382,574	3.8
Health Care Equipment & Supplies	1,773,050	2.6
Health Care Providers & Services	1,618,211	2.5
Health Care Technology	711,676	1.1
Hotels, Restaurants & Leisure	4,330,590	6.7
Household Products	646,960	1.0
Interactive Media & Services	1,936,342	3.0
IT Services	5,694,891	8.8
Leisure Products	420,393	0.7
Life Sciences Tools & Services	3,094,732	4.7
Machinery	1,644,183	2.6
Marine	1,410,639	2.2
Media	524,540	0.8
Metals & Mining	321,482	0.5
Pharmaceuticals	4,717,449	7.4
Professional Services	302,281	0.5
Real Estate Management & Development	274,594	0.5
Road & Rail	904,828	1.4
Semiconductors & Semiconductor Equipment	4,728,678	7.3
Software	5,084,420	7.8
Specialty Retail	1,410,389	2.2
Technology Hardware, Storage & Peripherals	1,328,021	2.0
Textiles, Apparel & Luxury Goods	725,089	1.1
Tobacco	496,682	0.8
Trading Companies & Distributors	2,600,522	4.0
	64,668,611	100.0
Short-Term Investments	1,556,004	2.4
Other Assets, Less Liabilities	(1,529,865)	(2.4)
Net Assets	$64,694,750	100.0%

†	Percentages indicated are based on Fund net assets.
15

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $58,664,993) including securities on loan of $1,196,362	$65,919,209
Investment in affiliated investment companies, at value (identified cost $305,406)	305,406
Receivables:
Dividends	182,421
Fund shares sold	11,238
Securities lending	340
Other assets	20,855
Total assets	66,439,469
Liabilities
Cash collateral received for securities on loan	1,250,598
Foreign currency due to custodian, at value	2,710
Payables:
Investment securities purchased	325,985
Professional fees	43,847
Fund shares redeemed	42,382
Manager (See Note 3)	38,877
Shareholder communication	13,041
Custodian	12,002
NYLIFE Distributors (See Note 3)	5,532
Transfer agent (See Note 3)	2,966
Trustees	402
Accrued expenses	6,377
Total liabilities	1,744,719
Net assets	$64,694,750
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,932
Additional paid-in-capital	56,261,556
56,267,488
Total distributable earnings (loss)	8,427,262
Net assets	$64,694,750
Class A
Net assets applicable to outstanding shares	$20,207,134
Shares of beneficial interest outstanding	1,855,716
Net asset value per share outstanding	$10.89
Maximum sales charge (5.50% of offering price)	0.63
Maximum offering price per share outstanding	$11.52
Investor Class
Net assets applicable to outstanding shares	$1,237,772
Shares of beneficial interest outstanding	114,475
Net asset value per share outstanding	$10.81
Maximum sales charge (5.00% of offering price)	0.57
Maximum offering price per share outstanding	$11.38
Class C
Net assets applicable to outstanding shares	$910,307
Shares of beneficial interest outstanding	88,044
Net asset value and offering price per share outstanding	$10.34
Class I
Net assets applicable to outstanding shares	$42,339,537
Shares of beneficial interest outstanding	3,873,362
Net asset value and offering price per share outstanding	$10.93
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Epoch Capital Growth Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $20,261)	$490,876
Securities lending	1,110
Dividends-affiliated	73
Total income	492,059
Expenses
Manager (See Note 3)	276,184
Distribution/Service—Class A (See Note 3)	27,779
Distribution/Service—Investor Class (See Note 3)	1,804
Distribution/Service—Class C (See Note 3)	5,562
Registration	30,589
Professional fees	22,130
Custodian	18,585
Transfer agent (See Note 3)	17,752
Shareholder communication	3,240
Trustees	851
Miscellaneous	7,191
Total expenses before waiver/reimbursement	411,667
Expense waiver/reimbursement from Manager (See Note 3)	(41,653)
Net expenses	370,014
Net investment income (loss)	122,045
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,329,804
Foreign currency transactions	(3,691)
Net realized gain (loss)	1,326,113
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(15,143,050)
Translation of other assets and liabilities in foreign currencies	(8,492)
Net change in unrealized appreciation (depreciation)	(15,151,542)
Net realized and unrealized gain (loss)	(13,825,429)
Net increase (decrease) in net assets resulting from operations	$(13,703,384)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$122,045	$82,382
Net realized gain (loss)	1,326,113	19,506,272
Net change in unrealized appreciation (depreciation)	(15,151,542)	5,298,259
Net increase (decrease) in net assets resulting from operations	(13,703,384)	24,886,913
Distributions to shareholders:
Class A	(4,992,940)	(1,425,751)
Investor Class	(363,357)	(268,568)
Class C	(298,992)	(201,859)
Class I	(12,067,689)	(10,411,550)
Total distributions to shareholders	(17,722,978)	(12,307,728)
Capital share transactions:
Net proceeds from sales of shares	7,769,219	38,605,038
Net asset value of shares issued to shareholders in reinvestment of distributions	17,496,640	12,162,981
Cost of shares redeemed	(7,792,593)	(50,502,481)
Increase (decrease) in net assets derived from capital share transactions	17,473,266	265,538
Net increase (decrease) in net assets	(13,953,096)	12,844,723
Net Assets
Beginning of period	78,647,846	65,803,123
End of period	$64,694,750	$78,647,846
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.09	$14.43	$13.20	$12.21	$12.55	$10.10
Net investment income (loss) (a)	0.01	(0.01)	0.00‡	0.07	0.07	0.05
Net realized and unrealized gain (loss)	(2.39)	5.43	1.92	1.81	0.02	2.42
Total from investment operations	(2.38)	5.42	1.92	1.88	0.09	2.47
Less distributions:
From net investment income	—	(0.03)	(0.07)	(0.08)	(0.07)	(0.02)
From net realized gain on investments	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)	—
Total distributions	(3.82)	(2.76)	(0.69)	(0.89)	(0.43)	(0.02)
Net asset value at end of period	$10.89	$17.09	$14.43	$13.20	$12.21	$12.55
Total investment return (b)	(17.38)%	42.61%	15.31%	16.82%	0.63%	24.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%††	(0.08)%	0.01%	0.58%	0.57%	0.46%
Net expenses (c)	1.15%††	1.15%	1.13%	1.15%	1.15%	1.15%
Expenses (before waiver/reimbursement) (c)	1.26%††	1.36%	1.16%	1.27%	1.15%	1.15%
Portfolio turnover rate	15%	80%	43%	46%	51%	56%
Net assets at end of period (in 000’s)	$20,207	$21,767	$6,733	$4,041	$268	$110

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.02	$14.40	$13.16	$12.18	$12.54	$10.10
Net investment income (loss) (a)	(0.01)	(0.05)	(0.02)	0.04	0.05	0.05
Net realized and unrealized gain (loss)	(2.38)	5.40	1.92	1.80	0.01	2.41
Total from investment operations	(2.39)	5.35	1.90	1.84	0.06	2.46
Less distributions:
From net investment income	—	(0.00)‡	(0.04)	(0.05)	(0.06)	(0.02)
From net realized gain on investments	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)	—
Total distributions	(3.82)	(2.73)	(0.66)	(0.86)	(0.42)	(0.02)
Net asset value at end of period	$10.81	$17.02	$14.40	$13.16	$12.18	$12.54
Total investment return (b)	(17.53)%	42.05%	15.14%	16.42%	0.40%	24.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.09)%††	(0.31)%	(0.17)%	0.30%	0.40%	0.39%
Net expenses (c)	1.42%††	1.42%	1.34%	1.43%	1.40%	1.27%
Expenses (before waiver/reimbursement) (c)	1.50%††	1.59%	1.36%	1.54%	1.40%	1.27%
Portfolio turnover rate	15%	80%	43%	46%	51%	56%
Net assets at end of period (in 000's)	$1,238	$1,648	$1,416	$1,177	$78	$75

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.49	$14.10	$12.97	$12.04	$12.44	$10.08
Net investment income (loss) (a)	(0.05)	(0.16)	(0.12)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(2.28)	5.28	1.87	1.80	0.01	2.39
Total from investment operations	(2.33)	5.12	1.75	1.74	(0.04)	2.36
Less distributions:
From net investment income	—	—	(0.62)	(0.81)	(0.36)	—
From net realized gain on investments	(3.82)	(2.73)	—	—	—	—
Total distributions	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)	—
Net asset value at end of period	$10.34	$16.49	$14.10	$12.97	$12.04	$12.44
Total investment return (b)	(17.79)%	41.17%	14.24%	15.59%	(0.38)%	23.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.85)%††	(1.09)%	(0.92)%	(0.46)%	(0.40)%	(0.27)%
Net expenses (c)	2.17%††	2.17%	2.09%	2.17%	2.15%	1.99%
Expenses (before waiver/reimbursement) (c)	2.25%††	2.34%	2.11%	2.27%	2.15%	1.99%
Portfolio turnover rate	15%	80%	43%	46%	51%	56%
Net assets at end of period (in 000’s)	$910	$1,288	$1,152	$1,236	$41	$41

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.15	$14.47	$13.23	$12.24	$12.57	$10.11
Net investment income (loss) (a)	0.03	0.03	0.04	0.08	0.11	0.09
Net realized and unrealized gain (loss)	(2.41)	5.45	1.92	1.83	0.01	2.40
Total from investment operations	(2.38)	5.48	1.96	1.91	0.12	2.49
Less distributions:
From net investment income	(0.02)	(0.07)	(0.10)	(0.11)	(0.09)	(0.03)
From net realized gain on investments	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)	—
Total distributions	(3.84)	(2.80)	(0.72)	(0.92)	(0.45)	(0.03)
Net asset value at end of period	$10.93	$17.15	$14.47	$13.23	$12.24	$12.57
Total investment return (b)	(17.30)%	42.99%	15.58%	17.11%	0.87%	24.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%††	0.21%	0.29%	0.66%	0.83%	0.78%
Net expenses (c)	0.90%††	0.90%	0.90%	0.90%	0.90%	0.93%
Expenses (before waiver/reimbursement) (c)	1.02%††	1.10%	0.93%	1.00%	0.90%	0.93%
Portfolio turnover rate	15%	80%	43%	46%	51%	56%
Net assets at end of period (in 000’s)	$42,340	$53,944	$56,502	$119,464	$106,925	$107,596

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Epoch Capital Growth Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 30, 2016
Investor Class	June 30, 2016
Class C	June 30, 2016
Class I	June 30, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the
21

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.

22	MainStay Epoch Capital Growth Fund

If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition.
Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected
23

Notes to Financial Statements (Unaudited) (continued)
as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.

24	MainStay Epoch Capital Growth Fund

(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A,1.15% and Class I, 0.90%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $276,184 and waived fees and/or reimbursed expenses in the amount of $41,653 and paid the Subadvisor fees in the amount of $117,285.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $8,266 and $223, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2022, of $347.
25

Notes to Financial Statements (Unaudited) (continued)
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$4,483	$—
Investor Class	1,947	—
Class C	1,500	—
Class I	9,822	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$59,177,826	$11,396,666	$(4,349,877)	$7,046,789
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$1,475,154
Long-Term Capital Gains	10,832,574
Total	$12,307,728
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.

26	MainStay Epoch Capital Growth Fund

Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $11,713 and $10,910, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	455,842	$5,933,457
Shares issued to shareholders in reinvestment of distributions	384,632	4,954,057
Shares redeemed	(271,108)	(3,341,822)
Net increase (decrease) in shares outstanding before conversion	569,366	7,545,692
Shares converted into Class A (See Note 1)	12,715	184,112
Net increase (decrease)	582,081	$7,729,804
Year ended October 31, 2021:
Shares sold	849,654	$13,153,711
Shares issued to shareholders in reinvestment of distributions	103,916	1,408,059
Shares redeemed	(199,599)	(3,086,554)
Net increase (decrease) in shares outstanding before conversion	753,971	11,475,216
Shares converted into Class A (See Note 1)	53,113	800,905
Net increase (decrease)	807,084	$12,276,121

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	8,759	$120,345
Shares issued to shareholders in reinvestment of distributions	28,387	363,357
Shares redeemed	(6,756)	(86,317)
Net increase (decrease) in shares outstanding before conversion	30,390	397,385
Shares converted from Investor Class (See Note 1)	(12,756)	(183,682)
Net increase (decrease)	17,634	$213,703
Year ended October 31, 2021:
Shares sold	37,171	$556,301
Shares issued to shareholders in reinvestment of distributions	19,835	268,568
Shares redeemed	(13,478)	(204,246)
Net increase (decrease) in shares outstanding before conversion	43,528	620,623
Shares converted into Investor Class (See Note 1)	4,200	62,596
Shares converted from Investor Class (See Note 1)	(49,222)	(739,778)
Net increase (decrease)	(1,494)	$(56,559)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	11,559	$134,730
Shares issued to shareholders in reinvestment of distributions	23,870	293,121
Shares redeemed	(25,455)	(296,725)
Net increase (decrease) in shares outstanding before conversion	9,974	131,126
Shares converted from Class C (See Note 1)	(38)	(430)
Net increase (decrease)	9,936	$130,696
Year ended October 31, 2021:
Shares sold	33,628	$491,294
Shares issued to shareholders in reinvestment of distributions	15,244	201,064
Shares redeemed	(44,021)	(635,564)
Net increase (decrease) in shares outstanding before conversion	4,851	56,794
Shares converted from Class C (See Note 1)	(8,445)	(123,723)
Net increase (decrease)	(3,594)	$(66,929)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	123,847	$1,580,687
Shares issued to shareholders in reinvestment of distributions	920,690	11,886,105
Shares redeemed	(316,579)	(4,067,729)
Net increase (decrease)	727,958	$9,399,063
Year ended October 31, 2021:
Shares sold	1,780,134	$24,403,732
Shares issued to shareholders in reinvestment of distributions	758,502	10,285,290
Shares redeemed	(3,298,049)	(46,576,117)
Net increase (decrease)	(759,413)	$(11,887,095)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
27

Notes to Financial Statements (Unaudited) (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Epoch Capital Growth Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and Epoch personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and

30	MainStay Epoch Capital Growth Fund

the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

32	MainStay Epoch Capital Growth Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34	MainStay Epoch Capital Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1736838MS086-22
MSECG10-06/22
(NYLIM) NL284

MainStay Epoch Global Equity Yield Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8/2/2006	-7.12%	-4.31%	4.35%	6.34%	1.16%
		Excluding sales charges		-1.71	1.26	5.53	6.94	1.16
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	11/16/2009	-6.64	-3.84	4.32	6.32	1.16
		Excluding sales charges		-1.73	1.22	5.51	6.92	1.16
Class C Shares	Maximum 1% CDSC	With sales charges	11/16/2009	-3.07	-0.53	4.74	6.14	1.91
	if Redeemed Within One Year of Purchase	Excluding sales charges		-2.10	0.46	4.74	6.14	1.91
Class I Shares	No Sales Charge		12/27/2005	-1.59	1.47	5.78	7.20	0.91
Class R2 Shares	No Sales Charge		2/28/2014	-1.77	1.14	5.37	4.80	1.26
Class R3 Shares	No Sales Charge		2/29/2016	-1.91	0.82	5.09	6.46	1.51
Class R6 Shares	No Sales Charge		6/17/2013	-1.56	1.55	5.64	6.13	0.75

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI World Index (Net)[2]	-11.30%	-3.52%	10.17%	10.05%
Global Equity Yield Composite Index[3]	-1.07	2.64	7.36	8.32
Morningstar Global Large Stock Value Category Average[4]	-5.15	-2.24	6.14	7.63

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High
Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The
MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
Morningstar Global Large Stock Value portfolios invest in a variety of international stocks and typically skew towards large caps that are less expensive or growing more slowly than other global large-cap stocks. Global large stock value portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe’s emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$982.90	$5.36	$1,019.39	$5.46	1.09%
Investor Class Shares	$1,000.00	$982.70	$5.65	$1,019.09	$5.76	1.15%
Class C Shares	$1,000.00	$979.00	$9.03	$1,015.67	$9.20	1.84%
Class I Shares	$1,000.00	$984.10	$4.13	$1,020.63	$4.21	0.84%
Class R2 Shares	$1,000.00	$982.30	$6.05	$1,018.70	$6.16	1.23%
Class R3 Shares	$1,000.00	$980.90	$7.27	$1,017.46	$7.40	1.48%
Class R6 Shares	$1,000.00	$984.40	$3.64	$1,021.13	$3.71	0.74%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2022 (Unaudited)

United States	66.2%
United Kingdom	8.3
Canada	7.0
Germany	5.4
France	4.7
Switzerland	2.1
Japan	1.6
Norway	1.1
Taiwan	1.1%
Italy	1.0
Republic of Korea	0.8
China	0.6
Spain	0.5
Other Assets, Less Liabilities	–0.4
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Broadcom, Inc.
2.	Microsoft Corp.
3.	International Business Machines Corp.
4.	Apple, Inc.
5.	Analog Devices, Inc.
6.	Emerson Electric Co.
7.	AstraZeneca plc, Sponsored ADR
8.	Cisco Systems, Inc.
9.	Medtronic plc
10.	Coca-Cola Europacific Partners plc

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Epoch Global Equity Yield Fund returned −1.59%, outperforming the −11.30% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares underperformed the −1.07% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and outperformed the −5.15% return of the Morningstar Global Large Stock Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets declined broadly during the reporting period as investors responded to increasingly hawkish central banks and the Russian invasion of Ukraine. Bond yields surged as the U.S. Federal Reserve signaled its intention to raise interest rates sooner and more rapidly than previously expected. Energy and other commodity prices rose. Oil spiked with the onset of war before settling down to just above $100 per barrel, ending the reporting period roughly one-third higher than its starting point. The energy sector produced the largest gains by far, while traditionally defensive sectors, such as utilities and consumer staples, produced more modest gains. However, most growth-oriented sectors lost value, driving markets into negative territory.
In this challenging environment, the Fund outperformed the MSCI World Index (Net) by a wide margin, bolstered primarily by the positive impact of stock selection in the information technology, health care, and communication services sectors. From a factor perspective, the Fund's low exposure to volatility and high exposure to dividend yield and value were tailwinds for relative return. Market conditions favored the Fund’s strategy as rising interest rates compressed price multiples and pushed investors to rotate from growth to value.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Early in the reporting period, impending monetary tightening and the emergence of the COVID-19 Omicron variant fueled caution in markets, causing a broad rotation from growth to value at the end of 2021. This trend accelerated in January as the value of future returns at a time of rising inflationary pressures came into focus for investors. Investor confidence was further shaken by the Russian invasion of Ukraine in February, as the threat to global political stability ruled headlines and applied further downward pressure on already falling risk appetites.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, all sectors made positive contributions to the Fund performance relative to the MSCI World Index (Net) with the exception of energy, which detracted slightly. (Contributions take weightings and total returns into account.) The strongest contributors were information technology, health care and communication services. In terms of countries, the United States and Canada were the strongest contributors to relative performance, while Australia and Spain were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included agricultural chemical provider Nutrien and pharmaceutical maker AbbVie.
Nutrien is a major producer of plant nutrients such as potash, nitrogen fertilizer, and phosphate. The company also operates an extensive retail network for the distribution of nutrients to growers in the United States, Canada, Australia and Brazil, as well as providing an expanding suite of value-enhancing services. Shares gained as the United States and European Union sanctioned Belarus, a major producer of potash, for aiding Russia's invasion of Ukraine. The sanctions led to supply disruption and higher potash prices, which benefited Nutrien as a world leader in potash production. In addition, fundamentals in the agriculture sector remained strong, with higher crop prices supporting farmer income and lifting prices for key crop nutrients including potash. Nutrien has a transparent shareholder distribution policy that includes an attractive, growing dividend along with regular share repurchases.
AbbVie develops and markets drugs in specialty therapeutic areas such as immunology, oncology and virology, among others. Despite a mildly disappointing first-quarter earnings report, AbbVie shares traded broadly up for most of the reporting period. Pipeline developments and encouraging sales progressions in new drugs supported investor confidence that the company will be able to replace lost revenues in 2023 when blockbuster drug Humira comes off patent. The company also made substantial progress in reducing debt following its 2020 Allergan acquisition, prompting an outlook upgrade from debt-rating agency Moody's. AbbVie is committed to distributing cash to shareholders via an attractive, growing, and well-covered dividend, share repurchases and reduction of debt related to the Allergan acquisition.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

The most significant detractors from the Fund’s absolute performance during the same period were financial services provider JPMorgan Chase and package delivery company Deutsche Post, both of which remained in the Fund at the end of the reporting period.
JPMorgan is a global financial services firm with almost $4 trillion in assets. The company operates four business segments, including consumer & community banking, capital markets, commercial banking and asset & wealth management. Shares traded lower during the reporting period as the banking sector began to discount the impact of rising inflation and geopolitical tensions on credit quality and loan growth. Nonetheless, during the reporting period, we expected JPMorgan to generate sustainable earnings power from its global banking and capital markets franchises and to maintain a well-capitalized balance sheet. The company returns excess cash flow to shareholders with an attractive, growing dividend and regularly uses share buybacks to distribute excess capital to shareholders.
Deutsche Post is one of the world's largest package delivery companies. Shares underperformed on concerns regarding the German economy, as well as the greater European economy, in light of Russia's invasion of Ukraine .During the reporting period we believed that the company was well-positioned to weather the conflict as it had minimal direct business in either Russia or Ukraine. Deutsche Post also appeared well-positioned to weather a more muted European economy and rising costs, due to its strong efficiency programs, pricing power and automation initiatives that should allow it to maintain and grow cash generation. The company paid an attractive, growing dividend along with a share repurchase program.
What were some of the Fund’s largest purchases and sales during the reporting period?
New positions initiated during the reporting period included biopharmaceutical company Eli Lilly and Company, and global retailer Walmart.
Eli Lilly discovers, develops and commercializes medicines in large, growing and defensive therapeutic areas with high unmet needs, including endocrinology, oncology, immunology and neurology. Cash flow growth drivers include revenue growth from core product franchises, such as GLP-1 (glucagon-like peptide) medicine Trulicity to treat type 2 diabetes, Taltz to treat psoriasis and arthritis, and Verzenio to treat metastatic breast cancer, as well as significant margin expansion as new products leverage the company’s existing commercial infrastructure .During the reporting period we believed that pipeline products such as donanemab, Eli Lilly's investigational Alzheimer's drug, could also contribute to future growth. Eli Lilly returns cash to owners through a growing dividend and regular share repurchases. The dividend is targeted to grow in line with earnings and is well covered by free cash flow.
Walmart is one of the largest retailers in the world, operating under three segments: Walmart U.S., Walmart International and Sam's Club. During the reporting period we believed that the company was well-positioned to drive strong growth and take market share as a result of increased exposure to the grocery channel, a wide variety of fulfillment options, a sophisticated e-commerce platform and a strong value proposition. The company was also in a good position to gain share beyond the pandemic, as shopper loyalty and customer engagement grew. During the reporting period Walmart was committed to rewarding shareholders through dividends and share repurchases.
The Fund’s most significant sales during the same period included closing its entire positions in telecommunication company Bell Canada Enterprises (“BCE”) and drug maker Takeda Pharmaceuticals.
BCE is Canada’s largest communication company with over 21 million customers. The company’s growth is a result of increasing penetration in fixed and wireless services and strong cost controls to leverage its fixed-cost network. BCE's network sharing agreement limits the capital needed to support potential increased capacity requirements. The company is committed to delivering a consistent, growing dividend, which we believe is favorably covered. We exited the Fund’s position in favor of higher total shareholder yield opportunities.
Japan-based Takeda develops, manufactures, markets and sells prescription drugs and vaccines. Recent setbacks to the company's TAK-944 clinical program for the treatment of sleep disorders and its need to significantly increase investment in near-term research and development challenged our investment case for the company. Takeda returns cash to shareholders through an attractive and well-covered dividend, as well as debt reduction. The company also recently announced an opportunistic share repurchase program. We exited the Fund’s position in favor of other shareholder yield opportunities.
How did the Fund’s sector and country weightings change during the reporting period?
During the reporting period, the Fund’s most significant sector allocation changes included decreases in financials and utilities exposure, and increases in industrials and consumer discretionary. The Fund's most significant country allocation changes during the reporting period were increases in the United States and the Netherlands, and reductions in Germany and Italy. The Fund’s sector and country allocations are a result of our bottom-up, fundamental investment process and reflect the

10	MainStay Epoch Global Equity Yield Fund

companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund’s largest sector holdings on an absolute basis included information technology and health care, while the smallest sector holdings were real estate and energy. Compared to the MSCI World Index (Net), the Fund’s most overweight sector allocation was to utilities, a defensive sector that is typically well-represented in the Fund. The Fund’s most significantly underweight allocations were to the information technology and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 97.4%
Canada 7.0%
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	152,459	$ 6,653,058
Fortis, Inc. (Electric Utilities)	129,379	6,295,475
Great-West Lifeco, Inc. (Insurance)	211,045	5,822,158
Manulife Financial Corp. (Insurance)	444,173	8,685,343
Nutrien Ltd. (Chemicals)	149,097	14,648,780
Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	306,532	17,499,912
Royal Bank of Canada (Banks)	126,100	12,736,134
TELUS Corp. (Diversified Telecommunication Services)	271,713	6,797,848
		79,138,708
China 0.6%
China Resources Gas Group Ltd. (Gas Utilities)	1,684,000	6,347,837
France 4.7%
AXA SA (Insurance)	253,891	6,721,934
Cie Generale des Etablissements Michelin SCA (Auto Components)	47,570	5,880,813
Danone SA (Food Products)	104,539	6,284,619
Orange SA (Diversified Telecommunication Services)	710,183	8,458,400
Sanofi (Pharmaceuticals)	103,883	10,933,793
TotalEnergies SE (Oil, Gas & Consumable Fuels)	319,346	15,734,687
		54,014,246
Germany 5.4%
Allianz SE (Registered) (Insurance)	38,049	8,666,238
BASF SE (Chemicals) (a)	107,910	5,736,230
Bayer AG (Registered) (Pharmaceuticals) (a)	118,311	7,798,197
Deutsche Post AG (Registered) (Air Freight & Logistics)	213,576	9,219,546
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	941,378	17,339,847
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	24,338	5,823,838
Siemens AG (Registered) (Industrial Conglomerates)	59,644	7,418,817
		62,002,713
	Shares	Value

Italy 1.0%
Assicurazioni Generali SpA (Insurance) (b)	298,084	$ 5,625,478
Snam SpA (Gas Utilities)	1,052,246	5,774,431
		11,399,909
Japan 1.6%
Bridgestone Corp. (Auto Components)	184,300	6,745,593
Tokio Marine Holdings, Inc. (Insurance)	104,700	5,650,111
Toyota Motor Corp. (Automobiles)	323,300	5,509,020
		17,904,724
Norway 1.1%
Orkla ASA (Food Products)	702,903	5,717,563
Telenor ASA (Diversified Telecommunication Services)	487,590	6,879,929
		12,597,492
Republic of Korea 0.8%
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	7,087	9,268,749
Spain 0.5%
Industria de Diseno Textil SA (Specialty Retail) (b)	270,002	5,661,929
Switzerland 2.1%
Nestle SA (Registered) (Food Products)	66,513	8,587,192
Novartis AG (Registered) (Pharmaceuticals)	104,032	9,203,443
Roche Holding AG (Pharmaceuticals)	15,279	5,658,832
		23,449,467
Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	135,396	12,582,350
United Kingdom 8.3%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals)	306,195	20,331,348
B&M European Value Retail SA (Multiline Retail)	827,680	5,074,628
BAE Systems plc (Aerospace & Defense)	828,969	7,721,455
British American Tobacco plc (Tobacco)	269,633	11,363,161
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Epoch Global Equity Yield Fund

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Coca-Cola Europacific Partners plc (Beverages)	360,704	$ 18,017,165
Linde plc (Chemicals)	41,788	13,036,184
National Grid plc (Multi-Utilities)	427,914	6,362,297
RELX plc (Professional Services)	207,213	6,177,664
Unilever plc (Personal Products)	131,613	6,113,163
		94,197,065
United States 63.2%
AbbVie, Inc. (Biotechnology)	90,191	13,247,254
Air Products and Chemicals, Inc. (Chemicals)	31,016	7,259,915
Ally Financial, Inc. (Consumer Finance)	231,414	9,247,303
Altria Group, Inc. (Tobacco)	159,799	8,880,030
Ameren Corp. (Multi-Utilities)	68,660	6,378,514
American Electric Power Co., Inc. (Electric Utilities)	134,780	13,358,046
American Tower Corp. (Equity Real Estate Investment Trusts)	25,082	6,045,264
Amgen, Inc. (Biotechnology)	25,997	6,062,240
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	142,866	22,055,653
Apple, Inc. (Technology Hardware, Storage & Peripherals)	142,435	22,454,878
Arthur J. Gallagher & Co. (Insurance)	66,110	11,138,874
AT&T, Inc. (Diversified Telecommunication Services)	447,137	8,433,004
Bank of America Corp. (Banks)	286,129	10,209,083
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	46,518	25,789,114
Chevron Corp. (Oil, Gas & Consumable Fuels)	52,983	8,300,847
Cisco Systems, Inc. (Communications Equipment)	413,881	20,271,891
Coca-Cola Co. (The) (Beverages)	175,286	11,325,228
Comcast Corp., Class A (Media)	233,918	9,300,580
Cummins, Inc. (Machinery)	54,306	10,274,152
Dow, Inc. (Chemicals)	108,197	7,195,100
Duke Energy Corp. (Electric Utilities)	60,023	6,612,134
Eaton Corp. plc (Electrical Equipment)	75,691	10,976,709
Eli Lilly and Co. (Pharmaceuticals)	44,906	13,118,390
Emerson Electric Co. (Electrical Equipment)	242,685	21,885,333
Entergy Corp. (Electric Utilities)	55,981	6,653,342
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	452,579	11,726,322
Evergy, Inc. (Electric Utilities)	89,361	6,063,144
	Shares	Value

United States (continued)
GlaxoSmithKline plc (Pharmaceuticals)	292,308	$ 6,581,924
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	414,360	5,494,414
Hasbro, Inc. (Leisure Products)	133,843	11,786,215
Home Depot, Inc. (The) (Specialty Retail)	22,447	6,743,079
Honeywell International, Inc. (Industrial Conglomerates)	53,339	10,321,630
Hubbell, Inc. (Electrical Equipment)	46,160	9,017,818
Intel Corp. (Semiconductors & Semiconductor Equipment)	188,690	8,224,997
International Business Machines Corp. (IT Services)	173,101	22,885,683
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	137,387	7,381,803
Johnson & Johnson (Pharmaceuticals)	43,030	7,765,194
JPMorgan Chase & Co. (Banks)	96,174	11,479,329
KLA Corp. (Semiconductors & Semiconductor Equipment)	40,790	13,022,615
Lazard Ltd., Class A (Capital Markets) (b)	208,801	6,842,409
Leggett & Platt, Inc. (Household Durables)	176,873	6,301,985
Lockheed Martin Corp. (Aerospace & Defense)	14,623	6,318,891
LyondellBasell Industries NV, Class A (Chemicals)	64,718	6,862,049
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	137,571	6,665,315
McDonald's Corp. (Hotels, Restaurants & Leisure)	30,029	7,482,026
Medtronic plc (Health Care Equipment & Supplies)	178,400	18,617,824
Merck & Co., Inc. (Pharmaceuticals)	137,904	12,230,706
MetLife, Inc. (Insurance)	169,119	11,107,736
Microsoft Corp. (Software)	84,342	23,406,592
MSC Industrial Direct Co., Inc., Class A (Trading Companies & Distributors)	130,142	10,783,566
NextEra Energy, Inc. (Electric Utilities)	85,687	6,085,491
NiSource, Inc. (Multi-Utilities)	209,437	6,098,805
Omnicom Group, Inc. (Media)	87,200	6,638,536
Pfizer, Inc. (Pharmaceuticals)	112,558	5,523,221
Philip Morris International, Inc. (Tobacco)	97,900	9,790,000
PNC Financial Services Group, Inc. (The) (Banks)	41,972	6,971,549
Procter & Gamble Co. (The) (Household Products)	39,406	6,326,633
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Raytheon Technologies Corp. (Aerospace & Defense)	115,678	$ 10,978,999
Realty Income Corp. (Equity Real Estate Investment Trusts)	91,158	6,322,719
Target Corp. (Multiline Retail)	50,704	11,593,470
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	64,902	11,049,565
Travelers Cos., Inc. (The) (Insurance)	47,207	8,075,229
Truist Financial Corp. (Banks)	124,972	6,042,396
United Parcel Service, Inc., Class B (Air Freight & Logistics)	54,099	9,736,738
UnitedHealth Group, Inc. (Health Care Providers & Services)	18,765	9,542,941
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	37,438	9,515,242
Verizon Communications, Inc. (Diversified Telecommunication Services)	123,569	5,721,245
Walmart, Inc. (Food & Staples Retailing)	77,731	11,892,066
WEC Energy Group, Inc. (Multi-Utilities)	63,505	6,353,675
Welltower, Inc. (Equity Real Estate Investment Trusts)	74,463	6,761,985
WP Carey, Inc. (Equity Real Estate Investment Trusts)	77,696	6,275,506
		718,882,155
Total Common Stocks (Cost $943,864,119)		1,107,447,344
	Shares	Value
Short-Term Investments 3.0%
Affiliated Investment Company 1.5%
United States 1.5%
MainStay U.S. Government Liquidity Fund, 0.397% (c)	16,582,754	$ 16,582,754
Unaffiliated Investment Company 1.5%
United States 1.5%
Invesco Government & Agency Portfolio, 0.419% (c)(d)	17,583,116	17,583,116
Total Short-Term Investments (Cost $34,165,870)		34,165,870
Total Investments (Cost $978,029,989)	100.4%	1,141,613,214
Other Assets, Less Liabilities	(0.4)	(4,449,168)
Net Assets	100.0%	$ 1,137,164,046

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $16,572,379; the total market value of collateral held by the Fund was $17,587,848. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $4,732. The Fund received cash collateral with a value of $17,583,116. (See Note 2(I))

(c)	Current yield as of April 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 19,800	$ 81,656	$ (84,873)	$ —	$ —	$ 16,583	$ 2	$ —	16,583

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Epoch Global Equity Yield Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
China	$ —	$ 6,347,837	$ —	$ 6,347,837
France	—	54,014,246	—	54,014,246
Germany	—	62,002,713	—	62,002,713
Italy	—	11,399,909	—	11,399,909
Japan	—	17,904,724	—	17,904,724
Norway	—	12,597,492	—	12,597,492
Republic of Korea	—	9,268,749	—	9,268,749
Spain	—	5,661,929	—	5,661,929
Switzerland	—	23,449,467	—	23,449,467
United Kingdom	51,384,697	42,812,368	—	94,197,065
United States	712,300,231	6,581,924	—	718,882,155
All Other Countries	91,721,058	—	—	91,721,058
Total Common Stocks	855,405,986	252,041,358	—	1,107,447,344
Short-Term Investments
Affiliated Investment Company	16,582,754	—	—	16,582,754
Unaffiliated Investment Company	17,583,116	—	—	17,583,116
Total Short-Term Investments	34,165,870	—	—	34,165,870
Total Investments in Securities	$ 889,571,856	$ 252,041,358	$ —	$ 1,141,613,214

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$25,019,345	2.3%
Air Freight & Logistics	18,956,284	1.7
Auto Components	12,626,406	1.1
Automobiles	5,509,020	0.5
Banks	47,438,491	4.1
Beverages	29,342,393	2.6
Biotechnology	19,309,494	1.7
Capital Markets	6,842,409	0.6
Chemicals	54,738,258	4.8
Communications Equipment	20,271,891	1.8
Consumer Finance	9,247,303	0.8
Diversified Telecommunication Services	53,630,273	4.6
Electric Utilities	45,067,632	4.0
Electrical Equipment	41,879,860	3.7
Equity Real Estate Investment Trusts	32,787,277	2.8
Food & Staples Retailing	11,892,066	1.0
Food Products	20,589,374	1.8
Gas Utilities	12,122,268	1.1
Health Care Equipment & Supplies	18,617,824	1.6
Health Care Providers & Services	9,542,941	0.8
Hotels, Restaurants & Leisure	34,497,180	3.0
Household Durables	6,301,985	0.6
Household Products	6,326,633	0.6
Industrial Conglomerates	17,740,447	1.5
Insurance	77,316,939	6.9
IT Services	22,885,683	2.0
Leisure Products	11,786,215	1.0
Machinery	10,274,152	0.9
Media	15,939,116	1.4
Multiline Retail	16,668,098	1.4
Multi-Utilities	25,193,291	2.3
Oil, Gas & Consumable Fuels	49,080,229	4.3
Personal Products	6,113,163	0.5
Pharmaceuticals	99,145,048	8.9
Professional Services	6,177,664	0.5
Semiconductors & Semiconductor Equipment	92,724,294	8.1
Software	23,406,592	2.1
Specialty Retail	12,405,008	1.1
Technology Hardware, Storage & Peripherals	31,723,627	2.8
Textiles, Apparel & Luxury Goods	5,494,414	0.5
Tobacco	30,033,191	2.7
Trading Companies & Distributors	10,783,566	0.9
	1,107,447,344	97.4
	Value	Percent
Short-Term Investments	$34,165,870	3.0%
Other Assets, Less Liabilities	(4,449,168)	(0.4)
Net Assets	$1,137,164,046	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Epoch Global Equity Yield Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $961,447,235) including securities on loan of $16,572,379	$1,125,030,460
Investment in affiliated investment companies, at value (identified cost $16,582,754)	16,582,754
Cash	114,700
Cash denominated in foreign currencies (identified cost $104)	99
Receivables:
Investment securities sold	24,044,591
Dividends and interest	5,532,806
Fund shares sold	1,562,106
Securities lending	26,356
Other assets	75,130
Total assets	1,172,969,002
Liabilities
Cash collateral received for securities on loan	17,583,116
Payables:
Investment securities purchased	16,539,778
Manager (See Note 3)	628,845
Fund shares redeemed	491,000
Transfer agent (See Note 3)	287,478
Shareholder communication	138,196
NYLIFE Distributors (See Note 3)	48,941
Professional fees	32,470
Custodian	30,192
Trustees	7,403
Accrued expenses	17,537
Total liabilities	35,804,956
Net assets	$1,137,164,046
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,032
Additional paid-in-capital	1,017,988,044
1,018,046,076
Total distributable earnings (loss)	119,117,970
Net assets	$1,137,164,046
Class A
Net assets applicable to outstanding shares	$130,829,532
Shares of beneficial interest outstanding	6,661,507
Net asset value per share outstanding	$19.64
Maximum sales charge (5.50% of offering price)	1.14
Maximum offering price per share outstanding	$20.78
Investor Class
Net assets applicable to outstanding shares	$8,655,939
Shares of beneficial interest outstanding	441,716
Net asset value per share outstanding	$19.60
Maximum sales charge (5.00% of offering price)	1.03
Maximum offering price per share outstanding	$20.63
Class C
Net assets applicable to outstanding shares	$21,464,680
Shares of beneficial interest outstanding	1,099,033
Net asset value and offering price per share outstanding	$19.53
Class I
Net assets applicable to outstanding shares	$972,843,125
Shares of beneficial interest outstanding	49,655,790
Net asset value and offering price per share outstanding	$19.59
Class R2
Net assets applicable to outstanding shares	$224,267
Shares of beneficial interest outstanding	11,408
Net asset value and offering price per share outstanding	$19.66
Class R3
Net assets applicable to outstanding shares	$622,486
Shares of beneficial interest outstanding	31,720
Net asset value and offering price per share outstanding	$19.62
Class R6
Net assets applicable to outstanding shares	$2,524,017
Shares of beneficial interest outstanding	130,480
Net asset value and offering price per share outstanding	$19.34
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $756,127)	$17,638,498
Securities lending	44,641
Dividends-affiliated	2,231
Total income	17,685,370
Expenses
Manager (See Note 3)	4,099,847
Transfer agent (See Note 3)	866,197
Distribution/Service—Class A (See Note 3)	167,679
Distribution/Service—Investor Class (See Note 3)	11,137
Distribution/Service—Class C (See Note 3)	126,275
Distribution/Service—Class R2 (See Note 3)	287
Distribution/Service—Class R3 (See Note 3)	1,595
Professional fees	55,997
Registration	47,400
Shareholder communication	41,101
Custodian	35,218
Trustees	13,946
Shareholder service (See Note 3)	434
Miscellaneous	35,632
Total expenses before waiver/reimbursement	5,502,745
Expense waiver/reimbursement from Manager (See Note 3)	(273,407)
Net expenses	5,229,338
Net investment income (loss)	12,456,032
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	42,998,045
Foreign currency transactions	176,521
Net realized gain (loss)	43,174,566
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(73,621,542)
Translation of other assets and liabilities in foreign currencies	(305,905)
Net change in unrealized appreciation (depreciation)	(73,927,447)
Net realized and unrealized gain (loss)	(30,752,881)
Net increase (decrease) in net assets resulting from operations	$(18,296,849)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Epoch Global Equity Yield Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,456,032	$30,455,754
Net realized gain (loss)	43,174,566	134,496,684
Net change in unrealized appreciation (depreciation)	(73,927,447)	172,222,843
Net increase (decrease) in net assets resulting from operations	(18,296,849)	337,175,281
Distributions to shareholders:
Class A	(1,340,037)	(3,483,019)
Investor Class	(88,068)	(241,824)
Class C	(142,757)	(643,860)
Class I	(11,253,212)	(30,164,398)
Class R2	(2,160)	(12,269)
Class R3	(4,770)	(12,566)
Class R6	(19,009)	(19,563)
Total distributions to shareholders	(12,850,013)	(34,577,499)
Capital share transactions:
Net proceeds from sales of shares	91,328,722	212,090,447
Net asset value of shares issued to shareholders in reinvestment of distributions	11,544,139	30,532,850
Cost of shares redeemed	(111,715,629)	(629,451,002)
Increase (decrease) in net assets derived from capital share transactions	(8,842,768)	(386,827,705)
Net increase (decrease) in net assets	(39,989,630)	(84,229,923)
Net Assets
Beginning of period	1,177,153,676	1,261,383,599
End of period	$1,137,164,046	$1,177,153,676
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.18	$15.83	$18.75	$18.38	$19.66	$17.42
Net investment income (loss) (a)	0.20	0.45	0.46	0.57	0.60	0.49
Net realized and unrealized gain (loss)	(0.54)	4.43	(2.59)	1.42	(1.30)	2.24
Total from investment operations	(0.34)	4.88	(2.13)	1.99	(0.70)	2.73
Less distributions:
From net investment income	(0.20)	(0.53)	(0.45)	(0.59)	(0.56)	(0.49)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.20)	(0.53)	(0.79)	(1.62)	(0.58)	(0.49)
Net asset value at end of period	$19.64	$20.18	$15.83	$18.75	$18.38	$19.66
Total investment return (b)	(1.71)%	30.98%	(11.48)%	11.66%	(3.64)%	15.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%††	2.32%	2.74%	3.17%	3.07%	2.62%
Net expenses (c)	1.09%††	1.09%(d)	1.09%(d)	1.10%(d)	1.10%	1.14%
Expenses (before waiver/reimbursement) (c)	1.14%††	1.16%(d)	1.14%(d)	1.14%(d)	1.16%	1.14%
Portfolio turnover rate	34%	27%	40%	24%	15%	18%
Net assets at end of period (in 000’s)	$130,830	$134,982	$103,166	$125,791	$134,136	$782,204

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.14	$15.80	$18.72	$18.35	$19.63	$17.39
Net investment income (loss) (a)	0.19	0.44	0.46	0.57	0.54	0.49
Net realized and unrealized gain (loss)	(0.53)	4.42	(2.59)	1.42	(1.24)	2.25
Total from investment operations	(0.34)	4.86	(2.13)	1.99	(0.70)	2.74
Less distributions:
From net investment income	(0.20)	(0.52)	(0.45)	(0.59)	(0.56)	(0.50)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.20)	(0.52)	(0.79)	(1.62)	(0.58)	(0.50)
Net asset value at end of period	$19.60	$20.14	$15.80	$18.72	$18.35	$19.63
Total investment return (b)	(1.73)%	30.91%	(11.53)%	11.67%	(3.65)%	15.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%††	2.29%	2.70%	3.15%	2.80%	2.66%
Net expenses (c)	1.15%††	1.15%(d)	1.13%(d)	1.11%(d)	1.10%	1.11%
Expenses (before waiver/reimbursement) (c)	1.15%††	1.16%(d)	1.13%(d)	1.11%(d)	1.10%	1.11%
Portfolio turnover rate	34%	27%	40%	24%	15%	18%
Net assets at end of period (in 000's)	$8,656	$9,081	$7,897	$10,067	$9,582	$10,849

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.07	$15.73	$18.62	$18.25	$19.53	$17.30
Net investment income (loss) (a)	0.12	0.30	0.34	0.44	0.40	0.35
Net realized and unrealized gain (loss)	(0.54)	4.40	(2.57)	1.41	(1.25)	2.24
Total from investment operations	(0.42)	4.70	(2.23)	1.85	(0.85)	2.59
Less distributions:
From net investment income	(0.12)	(0.36)	(0.32)	(0.45)	(0.41)	(0.36)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.12)	(0.36)	(0.66)	(1.48)	(0.43)	(0.36)
Net asset value at end of period	$19.53	$20.07	$15.73	$18.62	$18.25	$19.53
Total investment return (b)	(2.10)%	30.00%	(12.14)%	10.88%	(4.41)%	15.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%††	1.59%	2.00%	2.47%	2.08%	1.91%
Net expenses (c)	1.84%††	1.84%(d)	1.84%(d)	1.85%(d)	1.84%	1.86%
Expenses (before waiver/reimbursement) (c)	1.90%††	1.91%(d)	1.88%(d)	1.87%(d)	1.85%	1.86%
Portfolio turnover rate	34%	27%	40%	24%	15%	18%
Net assets at end of period (in 000’s)	$21,465	$27,874	$42,298	$97,872	$138,182	$189,291

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.13	$15.79	$18.72	$18.34	$19.63	$17.39
Net investment income (loss) (a)	0.22	0.50	0.50	0.62	0.59	0.53
Net realized and unrealized gain (loss)	(0.53)	4.42	(2.59)	1.43	(1.25)	2.25
Total from investment operations	(0.31)	4.92	(2.09)	2.05	(0.66)	2.78
Less distributions:
From net investment income	(0.23)	(0.58)	(0.50)	(0.64)	(0.61)	(0.54)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.23)	(0.58)	(0.84)	(1.67)	(0.63)	(0.54)
Net asset value at end of period	$19.59	$20.13	$15.79	$18.72	$18.34	$19.63
Total investment return (b)	(1.59)%	31.32%	(11.31)%	12.03%	(3.44)%	16.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18%††	2.59%	2.98%	3.44%	3.03%	2.87%
Net expenses (c)	0.84%††	0.84%(d)	0.84%(d)	0.85%(d)	0.85%	0.89%
Expenses (before waiver/reimbursement) (c)	0.89%††	0.91%(d)	0.89%(d)	0.89%(d)	0.91%	0.89%
Portfolio turnover rate	34%	27%	40%	24%	15%	18%
Net assets at end of period (in 000’s)	$972,843	$1,003,575	$1,106,793	$1,657,341	$2,279,815	$2,850,185

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.20	$15.84	$18.77	$18.39	$19.67	$17.42
Net investment income (loss) (a)	0.18	0.45	0.44	0.55	0.50	0.48
Net realized and unrealized gain (loss)	(0.53)	4.40	(2.60)	1.42	(1.24)	2.25
Total from investment operations	(0.35)	4.85	(2.16)	1.97	(0.74)	2.73
Less distributions:
From net investment income	(0.19)	(0.49)	(0.43)	(0.56)	(0.52)	(0.48)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.19)	(0.49)	(0.77)	(1.59)	(0.54)	(0.48)
Net asset value at end of period	$19.66	$20.20	$15.84	$18.77	$18.39	$19.67
Total investment return (b)	(1.77)%	30.76%	(11.66)%	11.55%	(3.81)%	15.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%††	2.35%	2.59%	3.02%	2.60%	2.58%
Net expenses (c)	1.23%††	1.26%(d)	1.24%(d)	1.24%(d)	1.27%	1.23%
Expenses (before waiver/reimbursement) (c)	1.24%††	1.28%(d)	1.24%(d)	1.24%(d)	1.27%	1.23%
Portfolio turnover rate	34%	27%	40%	24%	15%	18%
Net assets at end of period (in 000’s)	$224	$228	$459	$632	$583	$293

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.16	$15.82	$18.74	$18.36	$19.65	$17.41
Net investment income (loss) (a)	0.15	0.37	0.40	0.53	0.47	0.29
Net realized and unrealized gain (loss)	(0.53)	4.42	(2.60)	1.40	(1.26)	2.39
Total from investment operations	(0.38)	4.79	(2.20)	1.93	(0.79)	2.68
Less distributions:
From net investment income	(0.16)	(0.45)	(0.38)	(0.52)	(0.48)	(0.44)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.16)	(0.45)	(0.72)	(1.55)	(0.50)	(0.44)
Net asset value at end of period	$19.62	$20.16	$15.82	$18.74	$18.36	$19.65
Total investment return (b)	(1.91)%	30.42%	(11.87)%	11.28%	(4.10)%	15.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%††	1.90%	2.33%	2.92%	2.42%	1.54%
Net expenses (c)	1.48%††	1.50%(d)	1.49%(d)	1.49%(d)	1.52%	1.50%
Expenses (before waiver/reimbursement) (c)	1.49%††	1.51%(d)	1.49%(d)	1.49%(d)	1.52%	1.50%
Portfolio turnover rate	34%	27%	40%	24%	15%	18%
Net assets at end of period (in 000’s)	$622	$643	$446	$568	$690	$543

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R6		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.88	$15.60	$18.73	$18.35	$19.64	$17.40
Net investment income (loss) (a)	0.23	0.54	0.54	0.63	0.63	0.48
Net realized and unrealized gain (loss)	(0.53)	4.34	(2.81)	1.43	(1.27)	2.33
Total from investment operations	(0.30)	4.88	(2.27)	2.06	(0.64)	2.81
Less distributions:
From net investment income	(0.24)	(0.60)	(0.52)	(0.65)	(0.63)	(0.57)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.24)	(0.60)	(0.86)	(1.68)	(0.65)	(0.57)
Net asset value at end of period	$19.34	$19.88	$15.60	$18.73	$18.35	$19.64
Total investment return (b)	(1.56)%	31.45%	(12.32)%	12.14%	(3.32)%	16.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%††	2.81%	3.18%	3.50%	3.25%	2.55%
Net expenses (c)	0.74%††	0.74%(d)	0.74%(d)	0.75%(d)	0.74%	0.74%
Expenses (before waiver/reimbursement) (c)	0.74%††	0.75%(d)	0.76%(d)	0.75%(d)	0.74%	0.74%
Portfolio turnover rate	34%	27%	40%	24%	15%	18%
Net assets at end of period (in 000’s)	$2,524	$769	$325	$67,054	$83,418	$111,720

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 2, 2006
Investor Class	November 16, 2009
Class C	November 16, 2009
Class I	December 27, 2005
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect

24	MainStay Epoch Global Equity Yield Fund

to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities
25

Notes to Financial Statements (Unaudited) (continued)
are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned

26	MainStay Epoch Global Equity Yield Fund

using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
27

Notes to Financial Statements (Unaudited) (continued)
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $4,099,847 and waived fees and/or reimbursed certain class specific expenses in the amount of $273,407 and paid the Subadvisor fees in the amount of $2,049,923.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

28	MainStay Epoch Global Equity Yield Fund

During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$115
Class R3	319
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $3,243 and $351, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the six-month period ended April 30, 2022, of $5,863, $15 and $5, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$99,030	$—
Investor Class	7,241	—
Class C	20,456	—
Class I	738,802	—
Class R2	169	—
Class R3	471	—
Class R6	28	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$36,686	16.4%
Class R3	36,783	5.9
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,001,802,628	$173,758,903	$(33,948,317)	$139,810,586
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $66,655,325, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$41,496	$25,160
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$34,577,499
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
29

Notes to Financial Statements (Unaudited) (continued)
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $394,130 and $410,109, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	407,842	$8,309,965
Shares issued to shareholders in reinvestment of distributions	53,537	1,095,282
Shares redeemed	(502,894)	(10,238,765)
Net increase (decrease) in shares outstanding before conversion	(41,515)	(833,518)
Shares converted into Class A (See Note 1)	19,848	409,738
Shares converted from Class A (See Note 1)	(5,716)	(118,732)
Net increase (decrease)	(27,383)	$(542,512)
Year ended October 31, 2021:
Shares sold	1,422,975	$27,830,579
Shares issued to shareholders in reinvestment of distributions	146,494	2,853,734
Shares redeemed	(1,478,201)	(28,274,577)
Net increase (decrease) in shares outstanding before conversion	91,268	2,409,736
Shares converted into Class A (See Note 1)	80,646	1,573,124
Shares converted from Class A (See Note 1)	(428)	(8,525)
Net increase (decrease)	171,486	$3,974,335

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	23,496	$472,810
Shares issued to shareholders in reinvestment of distributions	4,304	87,830
Shares redeemed	(26,279)	(535,672)
Net increase (decrease) in shares outstanding before conversion	1,521	24,968
Shares converted into Investor Class (See Note 1)	5,737	113,346
Shares converted from Investor Class (See Note 1)	(16,427)	(339,149)
Net increase (decrease)	(9,169)	$(200,835)
Year ended October 31, 2021:
Shares sold	51,765	$1,021,051
Shares issued to shareholders in reinvestment of distributions	12,390	240,393
Shares redeemed	(82,034)	(1,590,170)
Net increase (decrease) in shares outstanding before conversion	(17,879)	(328,726)
Shares converted into Investor Class (See Note 1)	14,123	275,582
Shares converted from Investor Class (See Note 1)	(45,293)	(886,846)
Net increase (decrease)	(49,049)	$(939,990)

30	MainStay Epoch Global Equity Yield Fund

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	20,953	$425,915
Shares issued to shareholders in reinvestment of distributions	6,543	133,417
Shares redeemed	(308,296)	(6,253,139)
Net increase (decrease) in shares outstanding before conversion	(280,800)	(5,693,807)
Shares converted from Class C (See Note 1)	(9,236)	(183,935)
Net increase (decrease)	(290,036)	$(5,877,742)
Year ended October 31, 2021:
Shares sold	47,423	$916,407
Shares issued to shareholders in reinvestment of distributions	31,075	600,521
Shares redeemed	(1,331,504)	(25,474,798)
Net increase (decrease) in shares outstanding before conversion	(1,253,006)	(23,957,870)
Shares converted from Class C (See Note 1)	(47,266)	(914,626)
Net increase (decrease)	(1,300,272)	$(24,872,496)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,934,819	$80,065,151
Shares issued to shareholders in reinvestment of distributions	500,293	10,201,690
Shares redeemed	(4,634,637)	(94,443,326)
Net increase (decrease) in shares outstanding before conversion	(199,525)	(4,176,485)
Shares converted into Class I (See Note 1)	5,728	118,732
Net increase (decrease)	(193,797)	$(4,057,753)
Year ended October 31, 2021:
Shares sold	9,426,765	$181,570,372
Shares issued to shareholders in reinvestment of distributions	1,382,808	26,793,856
Shares redeemed	(31,039,645)	(573,368,338)
Net increase (decrease) in shares outstanding before conversion	(20,230,072)	(365,004,110)
Shares converted into Class I (See Note 1)	663	12,348
Shares converted from Class I (See Note 1)	(2,856)	(51,057)
Net increase (decrease)	(20,232,265)	$(365,042,819)

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	106	$2,160
Shares redeemed	(6)	(100)
Net increase (decrease)	100	$2,060
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	630	$12,269
Shares redeemed	(18,274)	(360,203)
Net increase (decrease)	(17,644)	$(347,934)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	4,106	$83,611
Shares issued to shareholders in reinvestment of distributions	232	4,751
Shares redeemed	(4,527)	(88,097)
Net increase (decrease)	(189)	$265
Year ended October 31, 2021:
Shares sold	5,512	$109,021
Shares issued to shareholders in reinvestment of distributions	642	12,514
Shares redeemed	(2,421)	(45,206)
Net increase (decrease)	3,733	$76,329

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	98,565	$1,971,270
Shares issued to shareholders in reinvestment of distributions	943	19,009
Shares redeemed	(7,729)	(156,530)
Net increase (decrease)	91,779	$1,833,749
Year ended October 31, 2021:
Shares sold	33,713	$643,017
Shares issued to shareholders in reinvestment of distributions	1,015	19,563
Shares redeemed	(16,856)	(337,710)
Net increase (decrease)	17,872	$324,870
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global
31

Notes to Financial Statements (Unaudited) (continued)
economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Epoch Global Equity Yield Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and Epoch personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and

34	MainStay Epoch Global Equity Yield Fund

the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service
Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

36	MainStay Epoch Global Equity Yield Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

38	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737580MS086-22
MSEGE10-06/22
(NYLIM) NL241

MainStay Epoch International Choice Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

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please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/1/2006	-20.46%	-20.44%	1.31%	3.16%	1.21%
		Excluding sales charges		-15.83	-15.81	2.46	3.75	1.21
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	4/29/2008	-20.14	-20.24	1.06	2.97	1.59
		Excluding sales charges		-15.94	-16.04	2.21	3.56	1.59
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/2006	-17.10	-17.51	1.40	2.76	2.34
	if Redeemed Within One Year of Purchase	Excluding sales charges		-16.26	-16.68	1.40	2.76	2.34
Class I Shares	No Sales Charge		12/31/1997	-15.73	-15.61	2.70	4.03	0.96
Class R1 Shares	No Sales Charge		9/1/2006	-15.80	-15.72	2.60	3.92	1.06
Class R2 Shares	No Sales Charge		9/1/2006	-15.86	-15.90	2.35	3.66	1.31
Class R3 Shares	No Sales Charge		9/1/2006	-15.97	-16.11	2.11	3.39	1.56
SIMPLE Class Shares	No Sales Charge		8/31/2020	-16.07	-16.27	N/A	-1.97	1.84

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[2]	-11.80%	-8.15%	4.77%	5.77%
Morningstar Foreign Large Blend Category Average[3]	-12.93	-10.30	4.16	5.00

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The MSCI EAFE® Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$841.70	$5.53	$1,018.79	$6.06	1.21%
Investor Class Shares	$1,000.00	$840.60	$6.85	$1,017.36	$7.50	1.50%
Class C Shares	$1,000.00	$837.40	$10.25	$1,013.64	$11.23	2.25%
Class I Shares	$1,000.00	$842.70	$4.34	$1,020.08	$4.76	0.95%
Class R1 Shares	$1,000.00	$842.00	$4.80	$1,019.59	$5.26	1.05%
Class R2 Shares	$1,000.00	$841.40	$5.94	$1,018.35	$6.51	1.30%
Class R3 Shares	$1,000.00	$840.30	$7.12	$1,017.06	$7.80	1.56%
SIMPLE Class Shares	$1,000.00	$839.30	$7.98	$1,016.12	$8.75	1.75%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2022 (Unaudited)

United Kingdom	24.3%
France	23.8
Japan	18.2
United States	11.1
Spain	4.6
Germany	4.3
Finland	3.7
Netherlands	3.5%
Republic of Korea	2.5
Taiwan	2.3
Switzerland	2.2
Other Assets, Less Liabilities	–0.5
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Sony Group Corp.
2.	TotalEnergies SE
3.	Deutsche Telekom AG (Registered)
4.	Linde plc
5.	Compass Group plc
6.	Coca-Cola Europacific Partners plc
7.	Rentokil Initial plc
8.	Sanofi
9.	AXA SA
10.	Swiss Re AG

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Epoch International Choice Fund returned −15.73%, underperforming the −11.80% return of the Fund’s benchmark, the MSCI EAFE® Index (Net) (the “Index”). Over the same period, Class I shares also underperformed the −12.93% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets fell during the reporting period as investors responded to increasingly hawkish central banks and the Russian invasion of Ukraine. Bond yields surged, with the 10-year German bund yield rising above zero for the first time since the start of the pandemic. Energy and other commodity prices rose. Oil spiked with the onset of war before settling down to just above $100 per barrel, ending the reporting period roughly one-third higher than its starting point. The energy sector produced the largest gains by far as all other sectors were negative with information technology, consumer discretionary and industrials experiencing the sharpest declines.
In this challenging environment, the Fund underperformed the Index due to both stock selection and sector allocation effects. In terms of sector allocation, overweight exposure to information technology and consumer discretionary, and underweight exposure to health care, utilities and materials were the primary drivers of underperformance. In terms of stock selection, underperformance was largely due to weak returns from holdings in health care (Hoya, Sartorius Stedim Biotech and Koninklijke Philips, the last of which was sold) and materials (primarily Koninklijke DSM). Relative performance benefited from strong stock selection in consumer discretionary (Compass Group, InterContinental Hotels Group and LVMH Moët Hennessy Louis Vuitton) and information technology (Amadeus IT Group, Edenred and STMicroelectronics).
Overall, the Fund’s country allocation detracted slightly from relative performance, while the currency position provided a slightly positive impact.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
The countries making the strongest positive contributions to the Fund’s performance relative to the Index included France, Germany and Sweden. (Contributions take weightings and total returns into account.) Conversely, the countries detracting most significantly from the Fund’s relative returns were Japan, the UK and the Netherlands.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s top contributors to absolute performance included shares in France-based benefits and payments solutions provider Edenred, France-based drug manufacturer Sanofi and Germany-based telecommunications services provider Deutsche Telekom.
Edenred shares rose as the company delivered on multiple avenues of growth. The penetration rate of their employee benefit solutions implied further opportunities in the small and mid-size enterprise market. The company’s complimentary solutions offerings, while small, showed signs of growth, with Edenred looking to build scale both organically and via disciplined, bolt-on acquisitions. Shares also benefited from inherent operating leverage within the business given the network effect (i.e., more volume across their network comes with high incremental margins). Additionally, Edenred appeared poised to benefit from rising short-term rates in Europe as the company was positively levered to inflation.
Sanofi reported solid full year results and provided strong guidance for 2022, including double-digit profit growth. Late in the reporting period, Sanofi announced plans to spin-off its Active Pharmaceutical Ingredients (API) business to shareholders during 2022.
Deutsche Telekom (DT) contributed positively to performance after the Fund took advantage of recent stock price weakness to build a larger position in the company. We view DT as both a U.S. growth story and an inexpensive way to participate in Europe's communication services industry. The company is one of Europe's largest telecom services, providing a well-covered and growing dividend.
During the same period, the most significant detractors from the Fund’s absolute performance were Japan-based electronics and entertainment company Sony Group and factory automation solutions provider Keyence.
Sony, the Fund’s largest holding, experienced price weakness following the announcement of Microsoft's intent to acquire Activision Blizzard in the gaming sector. In our opinion, the near-term price impact was excessive relative to the potential impact on Sony's operating profits in the future. Sony continues to invest in the gaming area through strategic acquisitions, and partnerships in both gaming and entertainment.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Keyence shares lost ground amidst general investor concerns regarding the company’s economic growth and the impact of persistent supply chain issues. During the company’s February 2022 earnings briefing, management noted that sales grew by 30% year over year (in local currency terms) in almost all regions. Even in China, where a temporary slowdown was a focal point of quarterly earnings announcements in the factory automation sector, Keyence stated that sales growth remained close to its total growth in Asia of 32.9%. The main areas that performed strongly in China were semiconductors, electric machinery/precision equipment, and automotive products – which are Keyence’s core businesses. The company further noted that it has done everything possible to minimize the impact of component shortages and rising component prices, and emphasized that it can still provide customers with same-day shipments. Keyence remains highly profitable despite these challenges.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included shares in Lloyds Banking Group and Ferguson, both based in the UK, and Spain-based Amadeus IT Group.
Lloyds is the largest mortgage and consumer lender in the UK. Our research indicates that the market under-appreciates the company’s cash generating power and return sustainability over time. In our opinion, Lloyds is well positioned to benefit from rising interest rates and the normalization of Bank of England monetary policy.
Ferguson is a distributor of building materials with a focus on plumbing and heating products for both residential and non-residential construction projects. The company is by far the largest player in highly fragmented markets populated by under-resourced “mom-and-pop” competitors. As a result, Ferguson has reaped the benefits of scale, scope, information technology investments, and a network of brick-and-mortar locations to facilitate same-day or next-day pickups and returns.
Spain-based Amadeus IT Group is a leading provider of airline information technology, airline merchandising and e-commerce solutions. The company supplies services and solutions to travel agencies and travel providers through three main business lines: Global Distribution Service (GDS), IT Solutions and Hospitality. GDS connects travel agents and travel providers, charging a booking fee to the travel providers (mainly airlines). IT Solutions offers travel providers (mainly airlines) an airline reservation system, an airline inventory system, and a departure control system. Hospitality offers solutions in the areas of hotel information technology, railway, travel intelligence, payments and airports. We consider Amadeus a "best-in-class play" on a return to business travel, given that last minute, international and business class bookings are the highest margin product offered by the company’s GDS segment.
During the same period, the Fund’s most significant sales included positions in Italy-based utility and power company Enel, Netherlands-based medical device maker Koninklijke Philips and Netherlands-based specialty chemical company Akzo Nobel.
Despite being Italy's largest power company, Enel stock underperformed the utility sector during the reporting period due to political uncertainty in Italy, proposed tax changes and foreign exchange exposure from their Latin American businesses, all of which led us to sell the Fund’s position.
Shares in Philips declined during the reporting period on the company’s announcement that its 2021 results would be lower, citing supply chain disruptions and electronic component shortages. Management also increased the number of sleep apnea and respiratory devices impacted by a major product recall from 4 million to 5 million machines amid concerns that a foam material could degrade and become toxic. We sold the Fund’s holdings as we lost confidence in management's ability to navigate product recall issues.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund’s largest increases in sector weight during the reporting period were in information technology, financials and communication services. Conversely, the Fund saw reductions in exposure to the materials, utilities and consumer discretionary sectors. From a country perspective, the Fund experienced its largest increases in exposure to the UK, Spain and Germany, and its most significant reductions in exposure to the Netherlands, Italy and Switzerland.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held its most overweight exposures relative to the Index to the information technology, communication services and consumer discretionary sectors. As of the same date, the Fund’s most underweight positions were in the materials, utilities, financials and industrials sectors. From a country perspective, the Fund’s most notable position is its overweight exposure to France.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Choice Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 97.9%
Finland 3.7%
Nordea Bank Abp (Banks)	866,829	$ 8,633,812
France 23.8%
AXA SA (Insurance)	333,802	8,837,631
Edenred (IT Services)	145,501	7,293,216
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	6,994	4,475,430
Pernod Ricard SA (Beverages)	26,304	5,419,539
Sanofi (Pharmaceuticals)	85,818	9,032,433
Sartorius Stedim Biotech (Life Sciences Tools & Services)	20,208	6,577,629
TotalEnergies SE (Oil, Gas & Consumable Fuels)	209,116	10,303,479
Ubisoft Entertainment SA (Entertainment) (a)	91,718	4,141,173
		56,080,530
Germany 4.3%
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	548,678	10,106,453
Japan 18.2%
Asahi Group Holdings Ltd. (Beverages)	136,500	5,096,558
Hoya Corp. (Health Care Equipment & Supplies)	63,300	6,306,533
Keyence Corp. (Electronic Equipment, Instruments & Components)	18,400	7,423,597
SoftBank Group Corp. (Wireless Telecommunication Services)	188,500	7,609,955
Sony Group Corp. (Household Durables)	120,600	10,365,747
Toyota Industries Corp. (Machinery)	103,000	6,155,815
		42,958,205
Netherlands 3.5%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	14,750	8,345,089
Republic of Korea 2.5%
Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	4,468	5,844,861
Spain 4.6%
Amadeus IT Group SA (IT Services) (a)	105,319	6,566,980
	Shares	Value

Spain (continued)
Industria de Diseno Textil SA (Specialty Retail) (b)	203,394	$ 4,265,162
		10,832,142
Switzerland 2.2%
Roche Holding AG (Pharmaceuticals)	13,862	5,134,023
Taiwan 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	59,675	5,545,598
United Kingdom 24.3%
Coca-Cola Europacific Partners plc (Beverages)	195,892	9,784,805
Compass Group plc (Hotels, Restaurants & Leisure)	465,170	9,798,148
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	89,167	5,692,552
Linde plc (Chemicals)	32,159	10,032,322
Lloyds Banking Group plc (Banks)	11,635,501	6,559,929
Rentokil Initial plc (Commercial Services & Supplies)	1,405,936	9,659,613
Unilever plc (Personal Products)	125,375	5,823,420
		57,350,789
United States 8.5%
Ferguson plc (Trading Companies & Distributors)	42,523	5,362,722
Schneider Electric SE (Electrical Equipment)	41,053	5,846,934
Swiss Re AG (Insurance)	106,898	8,766,798
		19,976,454
Total Common Stocks (Cost $241,040,283)		230,807,956
Short-Term Investments 2.6%
Affiliated Investment Company 0.9%
United States 0.9%
MainStay U.S. Government Liquidity Fund, 0.397% (c)	2,140,222	2,140,222
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 1.7%
United States 1.7%
Invesco Government & Agency Portfolio, 0.419% (c)(d)	3,981,304	$ 3,981,304
Total Short-Term Investments (Cost $6,121,526)		6,121,526
Total Investments (Cost $247,161,809)	100.5%	236,929,482
Other Assets, Less Liabilities	(0.5)	(1,250,322)
Net Assets	100.0%	$ 235,679,160

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $3,752,258. The Fund received cash collateral with a value of $3,981,304. (See Note 2(H))

(c)	Current yield as of April 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 6,568	$ 25,892	$ (30,320)	$ —	$ —	$ 2,140	$ —(a)	$ —	2,140

(a)	Less than $500.

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Epoch International Choice Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Finland	$ —	$ 8,633,812	$ —	$ 8,633,812
France	—	56,080,530	—	56,080,530
Germany	—	10,106,453	—	10,106,453
Japan	—	42,958,205	—	42,958,205
Netherlands	—	8,345,089	—	8,345,089
Republic of Korea	—	5,844,861	—	5,844,861
Spain	—	10,832,142	—	10,832,142
Switzerland	—	5,134,023	—	5,134,023
United Kingdom	19,817,127	37,533,662	—	57,350,789
United States	—	19,976,454	—	19,976,454
All Other Countries	5,545,598	—	—	5,545,598
Total Common Stocks	25,362,725	205,445,231	—	230,807,956
Short-Term Investments
Affiliated Investment Company	2,140,222	—	—	2,140,222
Unaffiliated Investment Company	3,981,304	—	—	3,981,304
Total Short-Term Investments	6,121,526	—	—	6,121,526
Total Investments in Securities	$ 31,484,251	$ 205,445,231	$ —	$ 236,929,482

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Banks	$15,193,741	6.5%
Beverages	20,300,902	8.6
Chemicals	10,032,322	4.2
Commercial Services & Supplies	9,659,613	4.1
Diversified Telecommunication Services	10,106,453	4.3
Electrical Equipment	5,846,934	2.5
Electronic Equipment, Instruments & Components	7,423,597	3.1
Entertainment	4,141,173	1.8
Health Care Equipment & Supplies	6,306,533	2.7
Hotels, Restaurants & Leisure	15,490,700	6.6
Household Durables	10,365,747	4.4
Insurance	17,604,429	7.4
IT Services	13,860,196	5.9
Life Sciences Tools & Services	6,577,629	2.8
Machinery	6,155,815	2.6
Oil, Gas & Consumable Fuels	10,303,479	4.4
Personal Products	5,823,420	2.5
Pharmaceuticals	14,166,456	6.0
Semiconductors & Semiconductor Equipment	13,890,687	5.8
Specialty Retail	4,265,162	1.8
Technology Hardware, Storage & Peripherals	5,844,861	2.5
Textiles, Apparel & Luxury Goods	4,475,430	1.9
Trading Companies & Distributors	5,362,722	2.3
Wireless Telecommunication Services	7,609,955	3.2
	230,807,956	97.9
Short-Term Investments	6,121,526	2.6
Other Assets, Less Liabilities	(1,250,322)	(0.5)
Net Assets	$235,679,160	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Epoch International Choice Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $245,021,587) including securities on loan of $3,752,258	$234,789,260
Investment in affiliated investment companies, at value (identified cost $2,140,222)	2,140,222
Cash	28,325
Receivables:
Dividends	3,983,734
Fund shares sold	13,730
Securities lending	244
Other assets	57,355
Total assets	241,012,870
Liabilities
Cash collateral received for securities on loan	3,981,304
Foreign currency due to custodian, at value	5,756
Payables:
Fund shares redeemed	1,062,191
Manager (See Note 3)	161,997
Transfer agent (See Note 3)	42,140
Custodian	25,935
Professional fees	17,531
Shareholder communication	15,741
NYLIFE Distributors (See Note 3)	10,294
Trustees	1,640
Investment securities purchased	128
Accrued expenses	9,053
Total liabilities	5,333,710
Net assets	$235,679,160
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,913
Additional paid-in-capital	310,865,938
310,872,851
Total distributable earnings (loss)	(75,193,691)
Net assets	$235,679,160
Class A
Net assets applicable to outstanding shares	$21,872,093
Shares of beneficial interest outstanding	641,017
Net asset value per share outstanding	$34.12
Maximum sales charge (5.50% of offering price)	1.99
Maximum offering price per share outstanding	$36.11
Investor Class
Net assets applicable to outstanding shares	$4,310,599
Shares of beneficial interest outstanding	126,454
Net asset value per share outstanding	$34.09
Maximum sales charge (5.00% of offering price)	1.79
Maximum offering price per share outstanding	$35.88
Class C
Net assets applicable to outstanding shares	$736,101
Shares of beneficial interest outstanding	21,888
Net asset value and offering price per share outstanding	$33.63
Class I
Net assets applicable to outstanding shares	$198,970,324
Shares of beneficial interest outstanding	5,835,950
Net asset value and offering price per share outstanding	$34.09
Class R1
Net assets applicable to outstanding shares	$34,693
Shares of beneficial interest outstanding	1,020
Net asset value and offering price per share outstanding	$34.01
Class R2
Net assets applicable to outstanding shares	$6,589,332
Shares of beneficial interest outstanding	193,137
Net asset value and offering price per share outstanding	$34.12
Class R3
Net assets applicable to outstanding shares	$3,137,299
Shares of beneficial interest outstanding	92,475
Net asset value and offering price per share outstanding	$33.93
SIMPLE Class
Net assets applicable to outstanding shares	$28,719
Shares of beneficial interest outstanding	843
Net asset value and offering price per share outstanding(a)	$34.07

(a)	The difference between the recalculated and stated NAV was caused by rounding.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $243,677)	$3,388,893
Securities lending	26,832
Dividends-affiliated	370
Total income	3,416,095
Expenses
Manager (See Note 3)	1,068,380
Transfer agent (See Note 3)	95,095
Distribution/Service—Class A (See Note 3)	31,009
Distribution/Service—Investor Class (See Note 3)	6,170
Distribution/Service—Class C (See Note 3)	4,603
Distribution/Service—Class R2 (See Note 3)	10,357
Distribution/Service—Class R3 (See Note 3)	9,799
Distribution/Service—SIMPLE Class (See Note 3)	80
Registration	46,035
Professional fees	36,380
Custodian	25,905
Shareholder communication	9,765
Shareholder service (See Note 3)	6,173
Trustees	3,505
Miscellaneous	12,966
Total expenses before waiver/reimbursement	1,366,222
Expense waiver/reimbursement from Manager (See Note 3)	(18,707)
Net expenses	1,347,515
Net investment income (loss)	2,068,580
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	12,711,244
Payments from affiliates (See Note 3)	148,000
Foreign currency transactions	(23,384)
Net realized gain (loss)	12,835,860
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(58,376,585)
Translation of other assets and liabilities in foreign currencies	(232,988)
Net change in unrealized appreciation (depreciation)	(58,609,573)
Net realized and unrealized gain (loss)	(45,773,713)
Net increase (decrease) in net assets resulting from operations	$(43,705,133)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Epoch International Choice Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,068,580	$2,971,564
Net realized gain (loss)	12,835,860	46,948,818
Net change in unrealized appreciation (depreciation)	(58,609,573)	19,130,791
Net increase (decrease) in net assets resulting from operations	(43,705,133)	69,051,173
Distributions to shareholders:
Class A	(609,561)	(107,083)
Investor Class	(106,243)	(14,596)
Class C	(4,372)	—
Class I	(6,137,693)	(2,007,419)
Class R1	(3,987)	(1,681)
Class R2	(192,553)	(33,206)
Class R3	(78,119)	(7,839)
SIMPLE Class	(630)	—
Total distributions to shareholders	(7,133,158)	(2,171,824)
Capital share transactions:
Net proceeds from sales of shares	8,456,819	15,067,092
Net asset value of shares issued to shareholders in reinvestment of distributions	7,075,921	2,142,671
Cost of shares redeemed	(16,322,894)	(92,410,629)
Increase (decrease) in net assets derived from capital share transactions	(790,154)	(75,200,866)
Net increase (decrease) in net assets	(51,628,445)	(8,321,517)
Net Assets
Beginning of period	287,307,605	295,629,122
End of period	$235,679,160	$287,307,605
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$41.50	$33.68	$35.57	$33.37	$36.20	$30.39
Net investment income (loss) (a)	0.26	0.34	0.17	0.74	0.50	0.34
Net realized and unrealized gain (loss)	(6.68)	7.66	(1.14)	1.96	(2.94)	6.41
Total from investment operations	(6.42)	8.00	(0.97)	2.70	(2.44)	6.75
Less distributions:
From net investment income	(0.96)	(0.18)	(0.92)	(0.50)	(0.39)	(0.94)
Net asset value at end of period	$34.12	$41.50	$33.68	$35.57	$33.37	$36.20
Total investment return (b)	(15.83)%(c)	23.80%	(2.87)%	8.30%	(6.82)%	22.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††	0.83%	0.48%	2.19%	1.40%	1.05%
Net expenses (d)	1.21%††	1.21%	1.20%(e)	1.19%(e)	1.18%(e)	1.23%
Portfolio turnover rate	32%	43%	52%	47%	44%	8%
Net assets at end of period (in 000’s)	$21,872	$26,613	$20,108	$23,114	$23,409	$33,997

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been (15.88)%.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$41.39	$33.60	$35.49	$33.30	$36.13	$30.36
Net investment income (loss) (a)	0.20	0.20	0.08	0.66	0.45	0.30
Net realized and unrealized gain (loss)	(6.67)	7.68	(1.13)	1.95	(2.96)	6.39
Total from investment operations	(6.47)	7.88	(1.05)	2.61	(2.51)	6.69
Less distributions:
From net investment income	(0.83)	(0.09)	(0.84)	(0.42)	(0.32)	(0.92)
Net asset value at end of period	$34.09	$41.39	$33.60	$35.49	$33.30	$36.13
Total investment return (b)	(15.94)%(c)	23.48%	(3.10)%	8.02%	(7.00)%	22.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%††	0.50%	0.23%	1.97%	1.27%	0.92%
Net expenses (d)	1.50%††	1.50%	1.46%(e)	1.41%(e)	1.38%(e)	1.39%
Expenses (before waiver/reimbursement) (d)	1.65%††	1.59%	1.46%(e)	1.42%(e)	1.38%(e)	1.39%
Portfolio turnover rate	32%	43%	52%	47%	44%	8%
Net assets at end of period (in 000's)	$4,311	$5,341	$5,308	$6,306	$5,901	$6,757

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been (15.99)%.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$40.33	$32.90	$34.73	$32.54	$35.41	$29.74
Net investment income (loss) (a)	0.04	(0.28)	(0.17)	0.42	0.19	0.04
Net realized and unrealized gain (loss)	(6.57)	7.71	(1.13)	1.92	(3.00)	6.30
Total from investment operations	(6.53)	7.43	(1.30)	2.34	(2.81)	6.34
Less distributions:
From net investment income	(0.17)	—	(0.53)	(0.15)	(0.06)	(0.67)
Net asset value at end of period	$33.63	$40.33	$32.90	$34.73	$32.54	$35.41
Total investment return (b)	(16.26)%(c)	22.55%	(3.81)%	7.25%	(7.96)%	21.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%††	(0.71)%	(0.51)%	1.27%	0.53%	0.13%
Net expenses (d)	2.25%††	2.25%	2.21%(e)	2.16%(e)	2.13%(e)	2.14%
Expenses (before waiver/reimbursement) (d)	2.40%††	2.28%	2.21%(e)	2.17%(e)	2.13%(e)	2.14%
Portfolio turnover rate	32%	43%	52%	47%	44%	8%
Net assets at end of period (in 000’s)	$736	$1,081	$4,740	$6,416	$9,354	$11,625

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been (16.31)%.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$41.52	$33.69	$35.58	$33.40	$36.25	$30.46
Net investment income (loss) (a)	0.31	0.40	0.26	0.80	0.60	0.39
Net realized and unrealized gain (loss)	(6.68)	7.70	(1.14)	1.98	(2.96)	6.45
Total from investment operations	(6.37)	8.10	(0.88)	2.78	(2.36)	6.84
Less distributions:
From net investment income	(1.06)	(0.27)	(1.01)	(0.60)	(0.49)	(1.05)
Net asset value at end of period	$34.09	$41.52	$33.69	$35.58	$33.40	$36.25
Total investment return (b)	(15.73)%(c)	24.11%	(2.61)%	8.57%	(6.62)%	23.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%††	0.99%	0.76%	2.40%	1.67%	1.21%
Net expenses (d)	0.95%††	0.95%	0.95%(e)	0.94%(e)	0.93%(e)	0.95%
Expenses (before waiver/reimbursement) (d)	0.96%††	0.96%	0.96%(e)	0.94%(e)	0.93%(e)	0.99%
Portfolio turnover rate	32%	43%	52%	47%	44%	8%
Net assets at end of period (in 000’s)	$198,970	$241,084	$252,974	$355,348	$479,523	$549,162

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been (15.78)%.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R1		2021	2020	2019	2018	2017
Net asset value at beginning of period	$41.39	$33.60	$35.48	$33.30	$36.18	$30.39
Net investment income (loss) (a)	0.28	0.36	0.21	0.81	0.64	0.36
Net realized and unrealized gain (loss)	(6.66)	7.68	(1.12)	1.93	(3.04)	6.44
Total from investment operations	(6.38)	8.04	(0.91)	2.74	(2.40)	6.80
Less distributions:
From net investment income	(1.00)	(0.25)	(0.97)	(0.56)	(0.48)	(1.01)
Net asset value at end of period	$34.01	$41.39	$33.60	$35.48	$33.30	$36.18
Total investment return (b)	(15.80)%(c)	24.00%	(2.69)%	8.45%	(6.72)%	23.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%††	0.88%	0.63%	2.43%	1.79%	1.14%
Net expenses (d)	1.05%††	1.05%	1.05%(e)	1.04%(e)	1.03%(e)	1.05%
Expenses (before waiver/reimbursement) (d)	1.06%††	1.06%	1.06%(e)	1.04%(e)	1.03%(e)	1.12%
Portfolio turnover rate	32%	43%	52%	47%	44%	8%
Net assets at end of period (in 000’s)	$35	$164	$201	$230	$229	$257

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been (15.85)%.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$41.47	$33.65	$35.54	$33.33	$36.16	$30.37
Net investment income (loss) (a)	0.24	0.27	0.13	0.71	0.48	0.31
Net realized and unrealized gain (loss)	(6.68)	7.69	(1.14)	1.96	(2.96)	6.41
Total from investment operations	(6.44)	7.96	(1.01)	2.67	(2.48)	6.72
Less distributions:
From net investment income	(0.91)	(0.14)	(0.88)	(0.46)	(0.35)	(0.93)
Net asset value at end of period	$34.12	$41.47	$33.65	$35.54	$33.33	$36.16
Total investment return (b)	(15.86)%(c)	23.69%	(2.94)%	8.17%	(6.92)%	22.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25%††	0.67%	0.39%	2.12%	1.33%	0.96%
Net expenses (d)	1.30%††	1.30%	1.30%(e)	1.29%(e)	1.28%(e)	1.30%
Expenses (before waiver/reimbursement) (d)	1.31%††	1.31%	1.31%(e)	1.29%(e)	1.28%(e)	1.34%
Portfolio turnover rate	32%	43%	52%	47%	44%	8%
Net assets at end of period (in 000’s)	$6,589	$8,886	$7,827	$10,884	$14,656	$23,119

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been (15.91)%.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$41.18	$33.43	$35.31	$33.10	$35.90	$30.13
Net investment income (loss) (a)	0.19	0.17	0.04	0.62	0.40	0.24
Net realized and unrealized gain (loss)	(6.64)	7.64	(1.13)	1.95	(2.95)	6.36
Total from investment operations	(6.45)	7.81	(1.09)	2.57	(2.55)	6.60
Less distributions:
From net investment income	(0.80)	(0.06)	(0.79)	(0.36)	(0.25)	(0.83)
Net asset value at end of period	$33.93	$41.18	$33.43	$35.31	$33.10	$35.90
Total investment return (b)	(15.97)%(c)	23.37%	(3.21)%	7.90%	(7.15)%	22.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%††	0.41%	0.12%	1.85%	1.13%	0.74%
Net expenses (d)	1.56%††	1.55%	1.55%(e)	1.54%(e)	1.53%(e)	1.59%
Portfolio turnover rate	32%	43%	52%	47%	44%	8%
Net assets at end of period (in 000’s)	$3,137	$4,104	$4,447	$5,134	$5,609	$7,360

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been (16.02)%.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$41.39	$33.59	$35.90**
Net investment income (loss) (a)	0.16	0.11	(0.02)
Net realized and unrealized gain (loss)	(6.71)	7.69	(2.29)
Total from investment operations	(6.55)	7.80	(2.31)
Less distributions:
From net investment income	(0.77)	—	—
Net asset value at end of period	$34.07	$41.39	$33.59
Total investment return (b)	(16.07)%(c)	23.19%	(6.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%††	0.27%	(0.29)%
Net expenses (d)	1.75%††	1.74%	1.69%(e)
Expenses (before waiver/reimbursement) (d)	1.90%††	1.86%	1.69%(e)
Portfolio turnover rate	32%	43%	52%
Net assets at end of period (in 000’s)	$29	$34	$23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been (16.12)%.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 1, 2006
Investor Class	April 29, 2008
Class C	September 1, 2006
Class I	December 31, 1997
Class R1	September 1, 2006
Class R2	September 1, 2006
Class R3	September 1, 2006
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

22	MainStay Epoch International Choice Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may
23

Notes to Financial Statements (Unaudited) (continued)
include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

24	MainStay Epoch International Choice Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the
25

Notes to Financial Statements (Unaudited) (continued)
financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 0.95%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $1,068,380 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $18,707 and paid the Subadvisor fees in the amount of $527,079.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
During the six-month period ended April 30, 2022, the New York Life Investments reimbursed the Fund $148,000 for trading losses incurred due to a trade communications error.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

26	MainStay Epoch International Choice Fund

During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$70
Class R2	4,143
Class R3	1,960
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $497 and $342, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the six-month period ended April 30, 2022, of $6.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$7,627	$—
Investor Class	12,400	(3,762)
Class C	2,309	(698)
Class I	68,883	—
Class R1	43	—
Class R2	2,548	—
Class R3	1,205	—
SIMPLE Class	80	(24)
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$24,185	84.2%
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$247,442,558	$(30,248,888)	$19,735,812	$(10,513,076)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $79,501,335, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$75,754	$3,747
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$2,171,824
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
27

Notes to Financial Statements (Unaudited) (continued)
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $82,868 and $83,586, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	21,345	$814,156
Shares issued to shareholders in reinvestment of distributions	14,871	600,059
Shares redeemed	(37,806)	(1,454,330)
Net increase (decrease) in shares outstanding before conversion	(1,590)	(40,115)
Shares converted into Class A (See Note 1)	1,289	48,969
Net increase (decrease)	(301)	$8,854
Year ended October 31, 2021:
Shares sold	118,268	$4,756,256
Shares issued to shareholders in reinvestment of distributions	2,704	104,608
Shares redeemed	(99,267)	(4,002,536)
Net increase (decrease) in shares outstanding before conversion	21,705	858,328
Shares converted into Class A (See Note 1)	22,815	921,028
Shares converted from Class A (See Note 1)	(267)	(11,431)
Net increase (decrease)	44,253	$1,767,925

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,022	$76,012
Shares issued to shareholders in reinvestment of distributions	2,628	106,090
Shares redeemed	(6,861)	(267,542)
Net increase (decrease) in shares outstanding before conversion	(2,211)	(85,440)
Shares converted into Investor Class (See Note 1)	709	27,845
Shares converted from Investor Class (See Note 1)	(1,084)	(41,053)
Net increase (decrease)	(2,586)	$(98,648)
Year ended October 31, 2021:
Shares sold	6,666	$270,942
Shares issued to shareholders in reinvestment of distributions	377	14,577
Shares redeemed	(16,054)	(653,856)
Net increase (decrease) in shares outstanding before conversion	(9,011)	(368,337)
Shares converted into Investor Class (See Note 1)	2,359	95,793
Shares converted from Investor Class (See Note 1)	(22,276)	(898,243)
Net increase (decrease)	(28,928)	$(1,170,787)

28	MainStay Epoch International Choice Fund

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	60	$2,343
Shares issued to shareholders in reinvestment of distributions	109	4,352
Shares redeemed	(4,170)	(160,476)
Net increase (decrease) in shares outstanding before conversion	(4,001)	(153,781)
Shares converted from Class C (See Note 1)	(926)	(35,761)
Net increase (decrease)	(4,927)	$(189,542)
Year ended October 31, 2021:
Shares sold	1,153	$43,419
Shares redeemed	(115,417)	(4,517,395)
Net increase (decrease) in shares outstanding before conversion	(114,264)	(4,473,976)
Shares converted from Class C (See Note 1)	(2,984)	(118,578)
Net increase (decrease)	(117,248)	$(4,592,554)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	185,085	$6,495,351
Shares issued to shareholders in reinvestment of distributions	151,372	6,097,248
Shares redeemed	(307,278)	(12,047,820)
Net increase (decrease)	29,179	$544,779
Year ended October 31, 2021:
Shares sold	194,281	$7,889,373
Shares issued to shareholders in reinvestment of distributions	51,337	1,982,113
Shares redeemed	(1,948,578)	(78,940,526)
Net increase (decrease) in shares outstanding before conversion	(1,702,960)	(69,069,040)
Shares converted into Class I (See Note 1)	267	11,431
Net increase (decrease)	(1,702,693)	$(69,057,609)

Class R1	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	578	$22,348
Shares issued to shareholders in reinvestment of distributions	99	3,987
Shares redeemed	(3,620)	(131,283)
Net increase (decrease)	(2,943)	$(104,948)
Year ended October 31, 2021:
Shares sold	1,217	$47,935
Shares issued to shareholders in reinvestment of distributions	44	1,681
Shares redeemed	(3,293)	(137,223)
Net increase (decrease)	(2,032)	$(87,607)

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	15,413	$598,237
Shares issued to shareholders in reinvestment of distributions	4,626	186,691
Shares redeemed	(41,183)	(1,506,128)
Net increase (decrease)	(21,144)	$(721,200)
Year ended October 31, 2021:
Shares sold	33,596	$1,365,655
Shares issued to shareholders in reinvestment of distributions	826	31,942
Shares redeemed	(52,731)	(2,138,343)
Net increase (decrease)	(18,309)	$(740,746)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	11,683	$448,101
Shares issued to shareholders in reinvestment of distributions	1,913	76,864
Shares redeemed	(20,799)	(755,315)
Net increase (decrease)	(7,203)	$(230,350)
Year ended October 31, 2021:
Shares sold	17,050	$688,346
Shares issued to shareholders in reinvestment of distributions	201	7,750
Shares redeemed	(50,601)	(2,020,750)
Net increase (decrease)	(33,350)	$(1,324,654)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	8	$271
Shares issued to shareholders in reinvestment of distributions	16	630
Net increase (decrease)	24	$901
Year ended October 31, 2021:
Shares sold	123	$5,166
Net increase (decrease)	123	$5,166
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
29

Notes to Financial Statements (Unaudited) (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch International Choice Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch International Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and Epoch personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and

32	MainStay Epoch International Choice Fund

the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service
Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

34	MainStay Epoch International Choice Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

36	MainStay Epoch International Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737115MS086-22
MSEIC10-06/22
(NYLIM) NL319

MainStay Epoch U.S. Equity
Yield Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	2/3/2009	-5.83%	-0.40%	7.51%	9.77%	1.07%
		Excluding sales charges		-0.35	5.40	8.73	10.40	1.07
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	11/16/2009	-5.51	-0.22	7.26	9.57	1.39
		Excluding sales charges		-0.53	5.03	8.48	10.19	1.39
Class B Shares[4]	Maximum 5% CDSC	With sales charges	5/8/2017	-5.81	-0.73	N/A	7.32	2.14
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-0.87	4.27	N/A	7.62	2.14
Class C Shares	Maximum 1% CDSC	With sales charges	11/16/2009	-1.86	3.33	7.67	9.38	2.14
	if Redeemed Within One Year of Purchase	Excluding sales charges		-0.87	4.33	7.67	9.38	2.14
Class I Shares	No Sales Charge		12/3/2008	-0.19	5.68	9.05	10.69	0.82
Class R1 Shares	No Sales Charge		5/8/2017	-0.27	5.50	N/A	8.83	0.92
Class R2 Shares	No Sales Charge		5/8/2017	-0.41	5.23	N/A	8.54	1.17
Class R3 Shares	No Sales Charge		5/8/2017	-0.57	4.97	N/A	8.27	1.42
Class R6 Shares	No Sales Charge		5/8/2017	-0.24	5.68	N/A	9.04	0.73
SIMPLE Class Shares	No Sales Charge		8/31/2020	-0.64	4.78	N/A	15.59	1.64

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	-3.94%	1.32%	9.06%	11.17%
U.S. Equity Yield Composite Index[3]	-1.83	3.65	9.36	11.03
Morningstar Large Value Category Average[4]	-2.33	3.08	9.33	10.37

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend
Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI
USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index
(excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.
The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$996.50	$5.20	$1,019.59	$5.26	1.05%
Investor Class Shares	$1,000.00	$994.70	$6.53	$1,018.25	$6.61	1.32%
Class B Shares	$1,000.00	$991.30	$10.22	$1,014.53	$10.34	2.07%
Class C Shares	$1,000.00	$991.30	$10.22	$1,014.53	$10.34	2.07%
Class I Shares	$1,000.00	$998.10	$3.62	$1,021.18	$3.66	0.73%
Class R1 Shares	$1,000.00	$997.30	$4.46	$1,020.33	$4.51	0.90%
Class R2 Shares	$1,000.00	$995.90	$5.69	$1,019.09	$5.76	1.15%
Class R3 Shares	$1,000.00	$994.30	$6.92	$1,017.85	$7.00	1.40%
Class R6 Shares	$1,000.00	$997.60	$3.62	$1,021.18	$3.66	0.73%
SIMPLE Class Shares	$1,000.00	$993.60	$7.71	$1,017.06	$7.80	1.56%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Banks	6.5%
Pharmaceuticals	6.3
Electric Utilities	6.0
Semiconductors & Semiconductor Equipment	5.8
Chemicals	5.3
Oil, Gas & Consumable Fuels	5.2
Insurance	5.1
Equity Real Estate Investment Trusts	4.3
Electrical Equipment	4.2
Biotechnology	3.4
Multi–Utilities	3.2
Health Care Providers & Services	3.2
Capital Markets	3.1
Tobacco	2.9
Household Products	2.9
Aerospace & Defense	2.7
IT Services	2.5
Beverages	2.5
Media	2.2
Health Care Equipment & Supplies	1.8
Diversified Telecommunication Services	1.6
Hotels, Restaurants & Leisure	1.5%
Food & Staples Retailing	1.5
Commercial Services & Supplies	1.3
Communications Equipment	1.3
Software	1.3
Multiline Retail	1.3
Specialty Retail	1.2
Leisure Products	1.2
Trading Companies & Distributors	1.2
Consumer Finance	1.1
Industrial Conglomerates	1.0
Containers & Packaging	0.9
Air Freight & Logistics	0.8
Technology Hardware, Storage & Peripherals	0.7
Machinery	0.6
Household Durables	0.6
Textiles, Apparel & Luxury Goods	0.5
Short–Term Investments	1.6
Other Assets, Less Liabilities	–0.3
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	AbbVie, Inc.
2.	Chevron Corp.
3.	Merck & Co., Inc.
4.	UnitedHealth Group, Inc.
5.	Broadcom, Inc.
6.	MetLife, Inc.
7.	Johnson & Johnson
8.	Medtronic plc
9.	Emerson Electric Co.
10.	Arthur J. Gallagher & Co.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned −0.19%, outperforming the −3.94% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares also outperformed the −1.83% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the −2.33% return of the Morningstar Large Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets declined broadly during the reporting period as investors responded to increasingly hawkish central banks and the Russian invasion of Ukraine. Bond yields surged as the U.S. Federal Reserve signaled its intention to raise interest rates sooner and more rapidly than previously expected. Energy and other commodity prices rose. Oil spiked with the onset of war before settling down to just above $100 per barrel, ending the reporting period roughly one-third higher than its starting point. The energy sector produced the largest gains by far, while traditionally defensive sectors, such as utilities and consumer staples, produced more modest gains. However, most growth-oriented sectors lost value, driving markets into negative territory.
The Fund outperformed the Russell 1000® Value Index during the reporting period as the Fund’s emphasis on less volatile, lower beta2 stocks helped relative performance in a down market. Stock selection in health care and industrials made the most significant positive contributions to relative performance. (Contributions take weightings and total returns into account.) Underweight exposure to communication services, the worst performing sector in the benchmark, further bolstered relative returns.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Early in the reporting period, impending monetary tightening and the emergence of the COVID-19 Omicron variant fueled caution in markets, causing a broad rotation from growth to value at the end of 2021. This trend accelerated in January, as price multiples compressed further and the value of future returns at a time of rising inflationary pressures came into focus for investors. Investor confidence was further shaken by the Russian invasion of Ukraine in February, as the threat to global political stability ruled headlines and applied further downward pressure on already falling risk appetites.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Value Index came from health care and industrials. Conversely, the weakest contributors to relative performance were energy and financials.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included agricultural chemicals producer Nutrien and integrated global energy company Chevron.
Nutrien is a major producer of plant nutrients such as potash, nitrogen fertilizer, and phosphate. The company also operates an extensive retail network for the distribution of nutrients to growers in the United States, Canada, Australia and Brazil, and provides an expanding suite of value-enhancing services. Shares gained as the United States and European Union sanctioned Belarus, a major producer of potash, for aiding Russia's invasion of Ukraine. The sanctions led to supply disruption and higher potash prices, which benefited Nutrien as a world leader in potash production. In addition, fundamentals in the agriculture sector remained strong, with higher crop prices supporting farmer income and lifting prices for key crop nutrients including potash. Nutrien has a transparent shareholder distribution policy that includes an attractive, growing dividend along with regular share repurchases.
Chevron explores, produces and markets crude oil and natural gas. It also owns and operates downstream assets that include refining; chemicals; lubricants & additives; and fuel, retail & marketing. Shares gained, along with those of its energy peers, as oil and gas prices moved higher in reaction to Russia's invasion of Ukraine. The company has very limited exposure to Russia. Chevron's integrated business model, geographic and product diversification, strong balance sheet and continued efforts to manage costs and improve capital efficiencies allowed the company to generate sustainable cash flow through commodity price cycles and return cash to shareholders via an attractive and growing dividend.
The most significant detractors from the Fund’s absolute performance during the same period were diversified bank
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

JPMorgan Chase and asset management firm BlackRock, both of which remained in the Fund as of the end of the reporting period.
JPMorgan is a global financial services firm with almost $4 trillion in assets. The company operates four business segments, including consumer & community banking, capital markets, commercial banking and asset & wealth management. Shares traded lower during the reporting period as the banking sector began to discount the impact of rising inflation and geopolitical tensions on credit quality and loan growth. Nonetheless, we expect JPMorgan to generate sustainable earnings power from its global banking and capital markets franchises and to maintain a well-capitalized balance sheet. The company returns excess cash flow to shareholders with an attractive, growing dividend and regularly uses share buybacks to distribute excess capital to shareholders.
BlackRock is the largest investment manager in the world with just over $10 trillion in assets under management (“AUM”). The company provides investment management services to institutional and retail investors globally, across equity, fixed income and alternative asset classes, in both active and passive strategies, as well as offering technology services through its Aladdin platform. During the reporting period, BlackRock’s shares came under pressure as a result of declining equity and debt markets. Since the company’s fees are tied to the market value of AUM, market corrections often result in a short-term reduction in revenues and earnings. Over time, however, market cycles wash out and earnings growth reflects the organic expansion of AUM from positive asset flows. We believe BlackRock remains well-positioned to continue to grow AUM and fee income based on its market-leading portfolio of iShares ETFs, its growing presence in alternatives and its industry-leading technology platform, Aladdin. The company has a transparent capital allocation policy, generates significant free cash flow, pays an attractive growing dividend and regularly repurchases shares.
What were some of the Fund’s largest purchases and sales during the reporting period?
New purchases initiated during the reporting period included financial services company Ally Financial and industrial gas, equipment and services provider Air Products and Chemicals.
Ally Financial is a consumer-focused financial services company. Spun out of General Motors in 2006 (where it was the captive finance business known as General Motors Acceptance Corporation), today Ally offers deposits, auto loans, mortgage loans, corporate finance, insurance and brokerage services via an online, branchless business model. The company is well-positioned to continue to grow its loan portfolio and expand its product offering in an environment of rapidly evolving consumer banking trends in the United States. Ally pays an attractive and growing dividend, conducts ongoing share repurchases that have historically exceeded the dividend, and is expected to deliver high-single-digit growth.
Air Products and Chemicals is a global industrial gases company. The company generates strong cash flow from providing industrial gases and related equipment and services to customers in various industries, such as refining, chemicals, metals, electronics, manufacturing, food & beverage and health care. Cash flow growth is driven by organic volume increases from growing applications of its products, cost improvements through process and network optimizations, and capital investments in new projects and joint ventures. The company returns cash to its shareholders via an attractive and growing dividend and is expected to deliver high single-digit growth from a strong backlog of attractive capital projects.
The Fund’s most significant sales during the same period included closing its positions entirely in integrated energy company Phillips 66 and heating & cooling equipment provider Watsco.
Phillips 66 transports, refines and markets crude oil and related products. It also produces petrochemicals through CPChem, a 50/50 joint venture with Chevron. The company generates cash flows from its market-leading refining, chemicals and marketing businesses, as well as its mostly fee-based midstream operations. Refining margins have been facing headwinds due to the persistently high costs of renewable fuel credits. We exited the Fund’s position in favor of better shareholder yield opportunities.
Watsco is a distributor of air conditioning, heating and refrigeration equipment and replacement parts in North America. Growth has been driven by a strong HVAC market as well as market share capture. The investments made in technology to support contractors and improve the company’s ability to hold inventory only when and where it is needed have allowed Watsco to better service its customers, thus improving contractor satisfaction and sales. Watsco returns cash through a growing dividend. We chose to exit the Fund’s position in favor of higher-yielding opportunities.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s most significant sector weight changes during the reporting period were decreases in financials and information technology, and increases in health care and energy. The Fund’s sector allocations are a result of our bottom-up, fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, on an absolute basis, the Fund’s largest sector allocations were to financials, health care and industrials,

10	MainStay Epoch U.S. Equity Yield Fund

while its smallest total sector allocations were to real estate and communication services. As of the same date, relative to the Russell 1000® Value Index, the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund, as well as information technology. The Fund’s most significant underweight exposures were to the financials and health care sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 98.7%
Aerospace & Defense 2.7%
General Dynamics Corp.	35,178	$ 8,320,652
Lockheed Martin Corp.	21,309	9,208,045
Raytheon Technologies Corp.	128,872	12,231,242
		29,759,939
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	50,060	9,009,799
Banks 6.5%
Bank of America Corp.	509,778	18,188,879
JPMorgan Chase & Co.	133,607	15,947,332
PNC Financial Services Group, Inc. (The)	53,443	8,876,882
Truist Financial Corp.	295,627	14,293,566
U.S. Bancorp	274,824	13,345,453
		70,652,112
Beverages 2.5%
Coca-Cola Co. (The)	135,637	8,763,506
Coca-Cola Europacific Partners plc	241,508	12,063,325
PepsiCo, Inc.	34,839	5,982,205
		26,809,036
Biotechnology 3.4%
AbbVie, Inc.	165,956	24,375,617
Amgen, Inc.	52,176	12,166,922
		36,542,539
Capital Markets 3.1%
BlackRock, Inc.	17,589	10,987,497
CME Group, Inc.	34,501	7,567,449
Lazard Ltd., Class A (a)	316,260	10,363,840
T. Rowe Price Group, Inc.	39,237	4,827,720
		33,746,506
Chemicals 5.3%
Air Products and Chemicals, Inc.	32,139	7,522,776
Dow, Inc.	175,211	11,651,531
Linde plc	28,074	8,757,965
LyondellBasell Industries NV, Class A	95,385	10,113,672
Nutrien Ltd.	114,232	11,223,294
PPG Industries, Inc.	62,571	8,008,462
		57,277,700
Commercial Services & Supplies 1.3%
Republic Services, Inc.	59,531	7,993,228
Waste Management, Inc.	39,237	6,452,132
		14,445,360
	Shares	Value

Communications Equipment 1.3%
Cisco Systems, Inc.	283,227	$ 13,872,458
Consumer Finance 1.1%
Ally Financial, Inc.	311,817	12,460,207
Containers & Packaging 0.9%
Amcor plc	828,026	9,820,388
Diversified Telecommunication Services 1.6%
AT&T, Inc.	438,530	8,270,676
Verizon Communications, Inc.	202,609	9,380,796
		17,651,472
Electric Utilities 6.0%
Alliant Energy Corp.	106,547	6,266,029
American Electric Power Co., Inc.	158,637	15,722,513
Duke Energy Corp.	61,899	6,818,794
Entergy Corp.	98,768	11,738,577
Evergy, Inc.	137,666	9,340,638
Eversource Energy	85,576	7,479,342
NextEra Energy, Inc.	104,739	7,438,564
		64,804,457
Electrical Equipment 4.2%
Eaton Corp. plc	104,180	15,108,184
Emerson Electric Co.	211,404	19,064,413
Hubbell, Inc.	59,193	11,563,944
		45,736,541
Equity Real Estate Investment Trusts 4.3%
American Tower Corp.	29,427	7,092,496
Iron Mountain, Inc.	287,847	15,466,019
Realty Income Corp.	101,812	7,061,680
Welltower, Inc. (a)	65,281	5,928,168
WP Carey, Inc.	140,034	11,310,546
		46,858,909
Food & Staples Retailing 1.5%
Walmart, Inc.	106,886	16,352,489
Health Care Equipment & Supplies 1.8%
Medtronic plc	189,004	19,724,457
Health Care Providers & Services 3.2%
CVS Health Corp.	133,355	12,819,416
UnitedHealth Group, Inc.	43,366	22,053,779
		34,873,195
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Epoch U.S. Equity Yield Fund

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.5%
McDonald's Corp.	44,987	$ 11,208,961
Vail Resorts, Inc.	21,648	5,502,056
		16,711,017
Household Durables 0.6%
Leggett & Platt, Inc.	172,865	6,159,180
Household Products 2.9%
Colgate-Palmolive Co.	69,679	5,368,767
Kimberly-Clark Corp.	61,561	8,546,514
Procter & Gamble Co. (The)	107,224	17,214,813
		31,130,094
Industrial Conglomerates 1.0%
Honeywell International, Inc.	54,458	10,538,168
Insurance 5.1%
Arthur J. Gallagher & Co.	112,636	18,978,040
Marsh & McLennan Cos., Inc.	50,737	8,204,173
MetLife, Inc.	330,466	21,705,007
Travelers Cos., Inc. (The)	39,575	6,769,699
		55,656,919
IT Services 2.5%
Automatic Data Processing, Inc.	28,751	6,272,893
International Business Machines Corp.	105,871	13,997,205
Paychex, Inc.	54,796	6,944,297
		27,214,395
Leisure Products 1.2%
Hasbro, Inc.	149,166	13,135,558
Machinery 0.6%
Cummins, Inc.	33,825	6,399,352
Media 2.2%
Comcast Corp., Class A	337,231	13,408,305
Omnicom Group, Inc.	134,454	10,235,983
		23,644,288
Multiline Retail 1.3%
Target Corp.	59,697	13,649,719
Multi-Utilities 3.2%
Ameren Corp.	103,503	9,615,428
CMS Energy Corp.	86,929	5,971,153
	Shares	Value

Multi-Utilities (continued)
Dominion Energy, Inc.	86,253	$ 7,041,695
NiSource, Inc.	223,242	6,500,807
WEC Energy Group, Inc.	60,676	6,070,634
		35,199,717
Oil, Gas & Consumable Fuels 5.2%
Chevron Corp.	152,211	23,846,897
Enterprise Products Partners LP	671,389	17,395,689
Magellan Midstream Partners LP	160,329	7,767,940
TotalEnergies SE, Sponsored ADR	153,226	7,463,639
		56,474,165
Pharmaceuticals 6.3%
Eli Lilly and Co.	45,161	13,192,883
Johnson & Johnson	117,710	21,241,947
Merck & Co., Inc.	262,141	23,249,285
Pfizer, Inc.	227,501	11,163,474
		68,847,589
Semiconductors & Semiconductor Equipment 5.8%
Analog Devices, Inc.	104,518	16,135,489
Broadcom, Inc.	39,237	21,752,601
Intel Corp.	120,754	5,263,667
KLA Corp.	34,828	11,119,187
Texas Instruments, Inc.	53,781	9,156,215
		63,427,159
Software 1.3%
Microsoft Corp.	49,384	13,705,048
Specialty Retail 1.2%
Home Depot, Inc. (The)	44,987	13,514,095
Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	51,602	8,135,055
Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	389,183	5,160,567
Tobacco 2.9%
Altria Group, Inc.	208,698	11,597,348
British American Tobacco plc, Sponsored ADR	180,115	7,525,204
Philip Morris International, Inc.	125,151	12,515,100
		31,637,652
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 1.2%
MSC Industrial Direct Co., Inc., Class A	155,593	$ 12,892,436
Total Common Stocks (Cost $817,536,932)		1,073,629,737
Short-Term Investments 1.6%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	7,698,548	7,698,548
Unaffiliated Investment Company 0.9%
Invesco Government & Agency Portfolio, 0.419% (b)(c)	9,961,910	9,961,910
Total Short-Term Investments (Cost $17,660,458)		17,660,458
Total Investments (Cost $835,197,390)	100.3%	1,091,290,195
Other Assets, Less Liabilities	(0.3)	(3,382,032)
Net Assets	100.0%	$ 1,087,908,163

†	Percentages indicated are based on Fund net assets.
(a)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $11,446,155; the total market value of collateral held by the Fund was $12,210,132. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $2,248,222. The Fund received cash collateral with a value of $9,961,910. (See Note 2(G))

(b)	Current yield as of April 30, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 35,199	$ 75,062	$ (102,562)	$ —	$ —	$ 7,699	$ 1	$ —	7,699

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Epoch U.S. Equity Yield Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,073,629,737	$ —	$ —	$ 1,073,629,737
Short-Term Investments
Affiliated Investment Company	7,698,548	—	—	7,698,548
Unaffiliated Investment Company	9,961,910	—	—	9,961,910
Total Short-Term Investments	17,660,458	—	—	17,660,458
Total Investments in Securities	$ 1,091,290,195	$ —	$ —	$ 1,091,290,195

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $827,498,842) including securities on loan of $11,446,155	$1,083,591,647
Investment in affiliated investment companies, at value (identified cost $7,698,548)	7,698,548
Cash	111,344
Receivables:
Investment securities sold	20,106,624
Dividends	2,121,297
Fund shares sold	749,961
Securities lending	573
Other assets	107,195
Total assets	1,114,487,189
Liabilities
Cash collateral received for securities on loan	9,961,910
Payables:
Investment securities purchased	15,115,664
Manager (See Note 3)	619,477
Fund shares redeemed	359,438
Transfer agent (See Note 3)	259,193
NYLIFE Distributors (See Note 3)	143,619
Shareholder communication	87,464
Professional fees	14,292
Custodian	12,623
Trustees	1,005
Accrued expenses	4,341
Total liabilities	26,579,026
Net assets	$1,087,908,163
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,673
Additional paid-in-capital	810,029,064
810,084,737
Total distributable earnings (loss)	277,823,426
Net assets	$1,087,908,163
Class A
Net assets applicable to outstanding shares	$507,607,674
Shares of beneficial interest outstanding	26,076,104
Net asset value per share outstanding	$19.47
Maximum sales charge (5.50% of offering price)	1.13
Maximum offering price per share outstanding	$20.60
Investor Class
Net assets applicable to outstanding shares	$77,365,438
Shares of beneficial interest outstanding	3,993,523
Net asset value per share outstanding	$19.37
Maximum sales charge (5.00% of offering price)	1.02
Maximum offering price per share outstanding	$20.39
Class B
Net assets applicable to outstanding shares	$6,244,709
Shares of beneficial interest outstanding	332,734
Net asset value and offering price per share outstanding	$18.77
Class C
Net assets applicable to outstanding shares	$12,697,783
Shares of beneficial interest outstanding	676,581
Net asset value and offering price per share outstanding	$18.77
Class I
Net assets applicable to outstanding shares	$334,700,921
Shares of beneficial interest outstanding	17,006,536
Net asset value and offering price per share outstanding	$19.68
Class R1
Net assets applicable to outstanding shares	$666,280
Shares of beneficial interest outstanding	33,876
Net asset value and offering price per share outstanding	$19.67
Class R2
Net assets applicable to outstanding shares	$1,391,287
Shares of beneficial interest outstanding	71,485
Net asset value and offering price per share outstanding	$19.46
Class R3
Net assets applicable to outstanding shares	$3,174,776
Shares of beneficial interest outstanding	163,101
Net asset value and offering price per share outstanding	$19.47
Class R6
Net assets applicable to outstanding shares	$143,984,635
Shares of beneficial interest outstanding	7,315,591
Net asset value and offering price per share outstanding	$19.68
SIMPLE Class
Net assets applicable to outstanding shares	$74,660
Shares of beneficial interest outstanding	3,846
Net asset value and offering price per share outstanding	$19.41
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Epoch U.S. Equity Yield Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $30,571)	$16,649,974
Securities lending	2,410
Dividends-affiliated	1,295
Total income	16,653,679
Expenses
Manager (See Note 3)	3,795,319
Distribution/Service—Class A (See Note 3)	639,403
Distribution/Service—Investor Class (See Note 3)	102,904
Distribution/Service—Class B (See Note 3)	35,781
Distribution/Service—Class C (See Note 3)	68,087
Distribution/Service—Class R2 (See Note 3)	1,945
Distribution/Service—Class R3 (See Note 3)	8,158
Distribution/Service—SIMPLE Class (See Note 3)	164
Transfer agent (See Note 3)	530,343
Registration	65,955
Professional fees	51,418
Shareholder communication	31,144
Custodian	15,066
Trustees	11,370
Shareholder service (See Note 3)	2,774
Miscellaneous	20,751
Total expenses before waiver/reimbursement	5,380,582
Expense waiver/reimbursement from Manager (See Note 3)	(134,375)
Net expenses	5,246,207
Net investment income (loss)	11,407,472
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	35,843,006
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(50,496,928)
Net realized and unrealized gain (loss)	(14,653,922)
Net increase (decrease) in net assets resulting from operations	$(3,246,450)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,407,472	$19,263,207
Net realized gain (loss)	35,843,006	33,774,174
Net change in unrealized appreciation (depreciation)	(50,496,928)	237,975,102
Net increase (decrease) in net assets resulting from operations	(3,246,450)	291,012,483
Distributions to shareholders:
Class A	(4,265,110)	(9,072,614)
Investor Class	(580,243)	(1,494,104)
Class B	(25,034)	(89,076)
Class C	(47,386)	(169,662)
Class I	(3,386,190)	(7,402,130)
Class R1	(6,637)	(16,551)
Class R2	(11,698)	(34,197)
Class R3	(21,331)	(55,673)
Class R6	(1,431,477)	(2,673,834)
SIMPLE Class	(355)	(427)
Total distributions to shareholders	(9,775,461)	(21,008,268)
Capital share transactions:
Net proceeds from sales of shares	65,702,613	131,984,621
Net asset value of shares issued to shareholders in reinvestment of distributions	9,652,409	20,724,582
Cost of shares redeemed	(98,366,873)	(169,506,829)
Increase (decrease) in net assets derived from capital share transactions	(23,011,851)	(16,797,626)
Net increase (decrease) in net assets	(36,033,762)	253,206,589
Net Assets
Beginning of period	1,123,941,925	870,735,336
End of period	$1,087,908,163	$1,123,941,925
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.70	$14.96	$17.07	$15.70	$16.31	$14.23
Net investment income (loss) (a)	0.19	0.32	0.36	0.36	0.33	0.31
Net realized and unrealized gain (loss)	(0.25)	4.78	(1.83)	1.84	(0.06)	2.13
Total from investment operations	(0.06)	5.10	(1.47)	2.20	0.27	2.44
Less distributions:
From net investment income	(0.17)	(0.36)	(0.34)	(0.37)	(0.32)	(0.30)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	(0.06)
Total distributions	(0.17)	(0.36)	(0.64)	(0.83)	(0.88)	(0.36)
Net asset value at end of period	$19.47	$19.70	$14.96	$17.07	$15.70	$16.31
Total investment return (b)	(0.35)%	34.30%	(8.77)%	14.49%	1.62%	17.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%††	1.76%	2.31%	2.21%	2.06%	1.92%
Net expenses (c)	1.05%††	1.07%	1.08%(d)	1.08%	1.07%	1.08%
Expenses (before waiver/reimbursement) (c)	1.05%††	1.07%	1.09%	1.08%	1.07%	1.08%
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$507,608	$508,888	$379,695	$450,979	$405,863	$435,116

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.61	$14.89	$16.99	$15.63	$16.24	$14.17
Net investment income (loss) (a)	0.17	0.28	0.32	0.32	0.30	0.30
Net realized and unrealized gain (loss)	(0.27)	4.75	(1.82)	1.83	(0.06)	2.10
Total from investment operations	(0.10)	5.03	(1.50)	2.15	0.24	2.40
Less distributions:
From net investment income	(0.14)	(0.31)	(0.30)	(0.33)	(0.29)	(0.27)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	(0.06)
Total distributions	(0.14)	(0.31)	(0.60)	(0.79)	(0.85)	(0.33)
Net asset value at end of period	$19.37	$19.61	$14.89	$16.99	$15.63	$16.24
Total investment return (b)	(0.53)%	33.96%	(8.99)%	14.25%	1.45%	17.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%††	1.53%	2.07%	2.01%	1.90%	1.89%
Net expenses (c)	1.32%††	1.33%	1.33%(d)	1.30%	1.24%	1.28%
Expenses (before waiver/reimbursement) (c)	1.35%††	1.39%	1.38%	1.35%	1.29%	1.28%
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000's)	$77,365	$86,155	$81,365	$100,602	$98,939	$114,150

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class B		2021	2020	2019	2018
Net asset value at beginning of period	$19.00	$14.43	$16.48	$15.18	$15.79	$14.97
Net investment income (loss) (a)	0.09	0.14	0.21	0.20	0.18	0.07
Net realized and unrealized gain (loss)	(0.25)	4.60	(1.78)	1.77	(0.06)	0.84
Total from investment operations	(0.16)	4.74	(1.57)	1.97	0.12	0.91
Less distributions:
From net investment income	(0.07)	(0.17)	(0.18)	(0.21)	(0.17)	(0.09)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.07)	(0.17)	(0.48)	(0.67)	(0.73)	(0.09)
Net asset value at end of period	$18.77	$19.00	$14.43	$16.48	$15.18	$15.79
Total investment return (b)	(0.87)%	32.98%	(9.71)%	13.40%	0.70%	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%††	0.80%	1.36%	1.29%	1.18%	0.98%††
Net expenses (c)	2.07%††	2.08%	2.08%(d)	2.05%	1.99%	2.04%††
Expenses (before waiver/reimbursement) (c)	2.10%††	2.14%	2.13%	2.10%	2.04%	2.04%††
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$6,245	$7,840	$8,894	$14,579	$17,984	$26,167

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.00	$14.43	$16.47	$15.17	$15.79	$13.80
Net investment income (loss) (a)	0.09	0.14	0.20	0.20	0.18	0.16
Net realized and unrealized gain (loss)	(0.25)	4.60	(1.76)	1.77	(0.07)	2.06
Total from investment operations	(0.16)	4.74	(1.56)	1.97	0.11	2.22
Less distributions:
From net investment income	(0.07)	(0.17)	(0.18)	(0.21)	(0.17)	(0.17)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	(0.06)
Total distributions	(0.07)	(0.17)	(0.48)	(0.67)	(0.73)	(0.23)
Net asset value at end of period	$18.77	$19.00	$14.43	$16.47	$15.17	$15.79
Total investment return (b)	(0.87)%	32.98%	(9.66)%	13.41%	0.63%	16.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%††	0.81%	1.35%	1.30%	1.16%	1.06%
Net expenses (c)	2.07%††	2.08%	2.08%(d)	2.05%	1.99%	2.04%
Expenses (before waiver/reimbursement) (c)	2.10%††	2.14%	2.13%	2.10%	2.04%	2.04%
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$12,698	$14,435	$17,920	$30,663	$40,888	$54,550

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.91	$15.11	$17.24	$15.85	$16.46	$14.35
Net investment income (loss) (a)	0.23	0.39	0.41	0.40	0.39	0.37
Net realized and unrealized gain (loss)	(0.26)	4.82	(1.85)	1.86	(0.08)	2.13
Total from investment operations	(0.03)	5.21	(1.44)	2.26	0.31	2.50
Less distributions:
From net investment income	(0.20)	(0.41)	(0.39)	(0.41)	(0.36)	(0.33)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	(0.06)
Total distributions	(0.20)	(0.41)	(0.69)	(0.87)	(0.92)	(0.39)
Net asset value at end of period	$19.68	$19.91	$15.11	$17.24	$15.85	$16.46
Total investment return (b)	(0.19)%	34.78%	(8.50)%	14.76%	1.86%	17.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%††	2.10%	2.63%	2.46%	2.37%	2.31%
Net expenses (c)	0.73%††	0.73%	0.76%(d)	0.83%	0.81%	0.83%
Expenses (before waiver/reimbursement) (c)	0.80%††	0.82%	0.84%	0.83%	0.81%	0.83%
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$334,701	$357,565	$269,100	$313,261	$276,587	$587,427

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class R1		2021	2020	2019	2018
Net asset value at beginning of period	$19.90	$15.11	$17.24	$15.84	$16.45	$15.59
Net investment income (loss) (a)	0.21	0.35	0.41	0.38	0.37	0.17
Net realized and unrealized gain (loss)	(0.26)	4.82	(1.88)	1.87	(0.07)	0.86
Total from investment operations	(0.05)	5.17	(1.47)	2.25	0.30	1.03
Less distributions:
From net investment income	(0.18)	(0.38)	(0.36)	(0.39)	(0.35)	(0.17)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.18)	(0.38)	(0.66)	(0.85)	(0.91)	(0.17)
Net asset value at end of period	$19.67	$19.90	$15.11	$17.24	$15.84	$16.45
Total investment return (b)	(0.27)%	34.50%	(8.66)%	14.73%	1.69%	6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%††	1.91%	2.54%	2.32%	2.31%	2.15%††
Net expenses (c)	0.90%††	0.92%	0.93%(d)	0.93%	0.92%	0.92%††
Expenses (before waiver/reimbursement) (c)	0.90%††	0.92%	0.94%	0.93%	0.92%	0.92%††
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$666	$719	$530	$1,009	$778	$1,835

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class R2		2021	2020	2019	2018
Net asset value at beginning of period	$19.69	$14.95	$17.06	$15.69	$16.30	$15.46
Net investment income (loss) (a)	0.19	0.32	0.35	0.34	0.32	0.15
Net realized and unrealized gain (loss)	(0.27)	4.76	(1.84)	1.84	(0.06)	0.84
Total from investment operations	(0.08)	5.08	(1.49)	2.18	0.26	0.99
Less distributions:
From net investment income	(0.15)	(0.34)	(0.32)	(0.35)	(0.31)	(0.15)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.15)	(0.34)	(0.62)	(0.81)	(0.87)	(0.15)
Net asset value at end of period	$19.46	$19.69	$14.95	$17.06	$15.69	$16.30
Total investment return (b)	(0.41)%	34.20%	(8.87)%	14.39%	1.51%	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%††	1.76%	2.23%	2.12%	2.02%	1.85%††
Net expenses (c)	1.15%††	1.17%	1.18%(d)	1.18%	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.15%††	1.17%	1.19%	1.18%	1.17%	1.17%††
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$1,391	$1,609	$2,135	$2,812	$2,665	$5,506

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class R3		2021	2020	2019	2018
Net asset value at beginning of period	$19.70	$14.96	$17.06	$15.69	$16.30	$15.46
Net investment income (loss) (a)	0.16	0.26	0.31	0.30	0.28	0.12
Net realized and unrealized gain (loss)	(0.26)	4.77	(1.83)	1.84	(0.07)	0.86
Total from investment operations	(0.10)	5.03	(1.52)	2.14	0.21	0.98
Less distributions:
From net investment income	(0.13)	(0.29)	(0.28)	(0.31)	(0.26)	(0.14)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.13)	(0.29)	(0.58)	(0.77)	(0.82)	(0.14)
Net asset value at end of period	$19.47	$19.70	$14.96	$17.06	$15.69	$16.30
Total investment return (b)	(0.57)%	33.83%	(9.06)%	14.11%	1.25%	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%††	1.45%	1.96%	1.86%	1.75%	1.55%††
Net expenses (c)	1.40%††	1.42%	1.43%(d)	1.43%	1.42%	1.42%††
Expenses (before waiver/reimbursement) (c)	1.40%††	1.42%	1.44%	1.43%	1.42%	1.42%††
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$3,175	$3,252	$3,184	$4,339	$3,817	$5,422

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class R6		2021	2020	2019	2018
Net asset value at beginning of period	$19.92	$15.12	$17.25	$15.85	$16.46	$15.59
Net investment income (loss) (a)	0.23	0.39	0.42	0.42	0.37	0.23
Net realized and unrealized gain (loss)	(0.27)	4.83	(1.86)	1.86	(0.04)	0.82
Total from investment operations	(0.04)	5.22	(1.44)	2.28	0.33	1.05
Less distributions:
From net investment income	(0.20)	(0.42)	(0.39)	(0.42)	(0.38)	(0.18)
From net realized gain on investments	—	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.20)	(0.42)	(0.69)	(0.88)	(0.94)	(0.18)
Net asset value at end of period	$19.68	$19.92	$15.12	$17.25	$15.85	$16.46
Total investment return (b)	(0.24)%	34.78%	(8.46)%	14.94%	1.95%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%††	2.11%	2.68%	2.60%	2.31%	2.94%††
Net expenses (c)	0.73%††	0.73%	0.73%(d)	0.73%	0.73%	0.72%††
Expenses (before waiver/reimbursement) (c)	0.73%††	0.73%	0.74%	0.73%	0.73%	0.72%††
Portfolio turnover rate	14%	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$143,985	$143,436	$107,887	$165,999	$190,456	$723

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$19.65	$14.89	$15.57**
Net investment income (loss) (a)	0.14	0.22	0.03
Net realized and unrealized gain (loss)	(0.26)	4.76	(0.68)
Total from investment operations	(0.12)	4.98	(0.65)
Less distributions:
From net investment income	(0.12)	(0.22)	(0.03)
Net asset value at end of period	$19.41	$19.65	$14.89
Total investment return (b)	(0.64)%	33.61%	(4.16)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%††	1.20%	0.98%††
Net expenses (c)	1.56%††	1.58%	1.57%††(d)
Expenses (before waiver/reimbursement) (c)	1.60%††	1.65%	1.63%††
Portfolio turnover rate	14%	16%	29%
Net assets at end of period (in 000’s)	$75	$43	$24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay Epoch U.S. Equity Yield Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 3, 2009
Investor Class	November 16, 2009
Class B	May 08, 2017
Class C	November 16, 2009
Class I	December 3, 2008
Class R1	May 8, 2017
Class R2	May 8, 2017
Class R3	May 8, 2017
Class R6	May 8, 2017
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either
Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security
29

Notes to Financial Statements (Unaudited) (continued)
valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market

30	MainStay Epoch U.S. Equity Yield Fund

value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
31

Notes to Financial Statements (Unaudited) (continued)
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.69% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $3,795,319 and waived fees and/or reimbursed certain class specific expenses in the amount of $134,375 and paid the Subadvisor in the amount of $1,838,497.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund,

32	MainStay Epoch U.S. Equity Yield Fund

maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$364
Class R2	778
Class R3	1,632
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $29,266 and $4,642, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2022, of $1,740, $14, $1,205 and $236, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$198,120	$—
Investor Class	156,467	(13,020)
Class B	13,673	(1,198)
Class C	25,905	(2,175)
Class I	130,987	—
Class R1	282	—
Class R2	602	—
Class R3	1,264	—
Class R6	2,921	—
SIMPLE Class	122	(11)
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small
33

Notes to Financial Statements (Unaudited) (continued)
account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$31,809	42.6%
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$828,514,619	$288,279,419	$(25,503,843)	$262,775,576
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $15,365,413, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$15,365	$—
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$21,008,268
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $151,747 and $152,236, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

34	MainStay Epoch U.S. Equity Yield Fund

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,129,233	$22,495,823
Shares issued to shareholders in reinvestment of distributions	209,377	4,179,753
Shares redeemed	(1,494,623)	(29,679,239)
Net increase (decrease) in shares outstanding before conversion	(156,013)	(3,003,663)
Shares converted into Class A (See Note 1)	400,893	8,092,065
Shares converted from Class A (See Note 1)	(1,032)	(21,050)
Net increase (decrease)	243,848	$5,067,352
Year ended October 31, 2021:
Shares sold	2,249,277	$40,750,326
Shares issued to shareholders in reinvestment of distributions	493,273	8,889,039
Shares redeemed	(3,390,878)	(60,776,692)
Net increase (decrease) in shares outstanding before conversion	(648,328)	(11,137,327)
Shares converted into Class A (See Note 1)	1,123,748	20,572,925
Shares converted from Class A (See Note 1)	(28,366)	(495,003)
Net increase (decrease)	447,054	$8,940,595

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	69,977	$1,392,275
Shares issued to shareholders in reinvestment of distributions	29,065	577,246
Shares redeemed	(169,999)	(3,361,841)
Net increase (decrease) in shares outstanding before conversion	(70,957)	(1,392,320)
Shares converted into Investor Class (See Note 1)	28,773	560,852
Shares converted from Investor Class (See Note 1)	(358,557)	(7,213,716)
Net increase (decrease)	(400,741)	$(8,045,184)
Year ended October 31, 2021:
Shares sold	166,473	$3,006,614
Shares issued to shareholders in reinvestment of distributions	83,434	1,486,548
Shares redeemed	(416,188)	(7,482,548)
Net increase (decrease) in shares outstanding before conversion	(166,281)	(2,989,386)
Shares converted into Investor Class (See Note 1)	77,902	1,417,638
Shares converted from Investor Class (See Note 1)	(983,460)	(17,902,208)
Net increase (decrease)	(1,071,839)	$(19,473,956)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,186	$61,741
Shares issued to shareholders in reinvestment of distributions	1,297	24,941
Shares redeemed	(26,812)	(516,648)
Net increase (decrease) in shares outstanding before conversion	(22,329)	(429,966)
Shares converted from Class B (See Note 1)	(57,571)	(1,101,404)
Net increase (decrease)	(79,900)	$(1,531,370)
Year ended October 31, 2021:
Shares sold	4,665	$79,966
Shares issued to shareholders in reinvestment of distributions	5,177	88,331
Shares redeemed	(65,970)	(1,149,355)
Net increase (decrease) in shares outstanding before conversion	(56,128)	(981,058)
Shares converted from Class B (See Note 1)	(147,557)	(2,611,509)
Net increase (decrease)	(203,685)	$(3,592,567)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	56,267	$1,082,045
Shares issued to shareholders in reinvestment of distributions	2,456	47,262
Shares redeemed	(124,330)	(2,384,751)
Net increase (decrease) in shares outstanding before conversion	(65,607)	(1,255,444)
Shares converted from Class C (See Note 1)	(17,690)	(337,797)
Net increase (decrease)	(83,297)	$(1,593,241)
Year ended October 31, 2021:
Shares sold	89,457	$1,571,337
Shares issued to shareholders in reinvestment of distributions	9,938	168,966
Shares redeemed	(498,460)	(8,636,960)
Net increase (decrease) in shares outstanding before conversion	(399,065)	(6,896,657)
Shares converted from Class C (See Note 1)	(82,979)	(1,467,646)
Net increase (decrease)	(482,044)	$(8,364,303)

35

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,582,897	$32,058,132
Shares issued to shareholders in reinvestment of distributions	166,182	3,352,093
Shares redeemed	(2,699,981)	(54,359,459)
Net increase (decrease) in shares outstanding before conversion	(950,902)	(18,949,234)
Shares converted into Class I (See Note 1)	1,021	21,050
Net increase (decrease)	(949,881)	$(18,928,184)
Year ended October 31, 2021:
Shares sold	3,124,739	$57,647,200
Shares issued to shareholders in reinvestment of distributions	400,983	7,312,490
Shares redeemed	(3,403,222)	(62,224,726)
Net increase (decrease) in shares outstanding before conversion	122,500	2,734,964
Shares converted into Class I (See Note 1)	27,561	485,803
Net increase (decrease)	150,061	$3,220,767

Class R1	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,920	$58,681
Shares issued to shareholders in reinvestment of distributions	329	6,637
Shares redeemed	(5,494)	(112,403)
Net increase (decrease)	(2,245)	$(47,085)
Year ended October 31, 2021:
Shares sold	17,145	$302,082
Shares issued to shareholders in reinvestment of distributions	910	16,551
Shares redeemed	(17,025)	(317,998)
Net increase (decrease)	1,030	$635

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	15,084	$294,632
Shares issued to shareholders in reinvestment of distributions	567	11,314
Shares redeemed	(25,873)	(503,101)
Net increase (decrease)	(10,222)	$(197,155)
Year ended October 31, 2021:
Shares sold	9,968	$179,455
Shares issued to shareholders in reinvestment of distributions	1,871	33,157
Shares redeemed	(72,897)	(1,231,050)
Net increase (decrease)	(61,058)	$(1,018,438)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	18,716	$373,352
Shares issued to shareholders in reinvestment of distributions	1,069	21,331
Shares redeemed	(21,782)	(433,360)
Net increase (decrease)	(1,997)	$(38,677)
Year ended October 31, 2021:
Shares sold	28,384	$515,537
Shares issued to shareholders in reinvestment of distributions	3,088	55,239
Shares redeemed	(79,294)	(1,433,508)
Net increase (decrease)	(47,822)	$(862,732)

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	390,640	$7,852,435
Shares issued to shareholders in reinvestment of distributions	70,928	1,431,477
Shares redeemed	(348,232)	(7,015,858)
Net increase (decrease)	113,336	$2,268,054
Year ended October 31, 2021:
Shares sold	1,419,176	$27,921,772
Shares issued to shareholders in reinvestment of distributions	146,875	2,673,834
Shares redeemed	(1,500,982)	(26,253,992)
Net increase (decrease)	65,069	$4,341,614

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,660	$33,497
Shares issued to shareholders in reinvestment of distributions	18	355
Shares redeemed	(10)	(213)
Net increase (decrease)	1,668	$33,639
Year ended October 31, 2021:
Shares sold	546	$10,332
Shares issued to shareholders in reinvestment of distributions	23	427
Net increase (decrease)	569	$10,759
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global

36	MainStay Epoch U.S. Equity Yield Fund

economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and Epoch personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s

38	MainStay Epoch U.S. Equity Yield Fund

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on

40	MainStay Epoch U.S. Equity Yield Fund

the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service
Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

42	MainStay Epoch U.S. Equity Yield Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
43

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

44	MainStay Epoch U.S. Equity Yield Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1736843MS086-22
MSEUE10-06/22
(NYLIM) NL239

MainStay Floating Rate Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	5/3/2004	-3.49%	-2.03%	2.26%	2.87%	1.04%
		Excluding sales charges		-0.50	1.00	2.89	3.18	1.04
Investor Class Shares[3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-3.04	-1.63	2.23	2.85	1.14
		Excluding sales charges		-0.55	0.89	2.86	3.16	1.14
Class B Shares[4]	Maximum 3% CDSC	With sales charges	5/3/2004	-3.87	-2.82	2.09	2.39	1.89
	if Redeemed Within the First Four Years of Purchase	Excluding sales charges		-0.92	0.13	2.09	2.39	1.89
Class C Shares	Maximum 1% CDSC	With sales charges	5/3/2004	-1.80	-0.85	2.09	2.39	1.89
	if Redeemed Within One Year of Purchase	Excluding sales charges		-0.81	0.13	2.09	2.39	1.89
Class I Shares	No Sales Charge		5/3/2004	-0.39	1.24	3.14	3.44	0.79
Class R3 Shares	No Sales Charge		2/29/2016	-0.68	0.54	2.53	3.65	1.39
Class R6 Shares	No Sales Charge		2/28/2019	-0.22	1.36	N/A	3.13	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	-0.68	0.50	N/A	3.30	1.39

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[2]	0.59%	2.95%	3.97%	4.24%
Morningstar Bank Loan Category Average[3]	-0.45	1.44	2.72	3.34

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The S&P/LSTA Leveraged Loan Index is the Fund's primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$995.00	$4.80	$1,019.98	$4.86	0.97%
Investor Class Shares	$1,000.00	$994.50	$5.34	$1,019.44	$5.41	1.08%
Class B Shares	$1,000.00	$990.80	$9.03	$1,015.72	$9.15	1.83%
Class C Shares	$1,000.00	$991.90	$9.04	$1,015.72	$9.15	1.83%
Class I Shares	$1,000.00	$996.10	$3.56	$1,021.22	$3.61	0.72%
Class R3 Shares	$1,000.00	$993.20	$6.52	$1,018.25	$6.61	1.32%
Class R6 Shares	$1,000.00	$997.80	$3.07	$1,021.72	$3.11	0.62%
SIMPLE Class Shares	$1,000.00	$993.20	$6.57	$1,018.20	$6.66	1.33%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Electronics	7.4%
Finance	6.3
Healthcare, Education & Childcare	5.9
Chemicals, Plastics & Rubber	5.0
Services: Business	4.7
Hotels, Motels, Inns & Gaming	3.8
Software	3.7
Insurance	3.6
Telecommunications	3.4
Diversified/Conglomerate Service	2.5
Broadcasting & Entertainment	2.5
Aerospace & Defense	2.5
Healthcare	2.4
Diversified/Conglomerate Manufacturing	2.3
Beverage, Food & Tobacco	2.3
Other Asset-Backed Securities	2.3
Containers, Packaging & Glass	2.2
Buildings & Real Estate	2.0
Media	1.9
Oil & Gas	1.9
Manufacturing	1.9
Automobile	1.8
Personal & Nondurable Consumer Products	1.8
Exchange-Traded Funds	1.8
Healthcare & Pharmaceuticals	1.6
Personal, Food & Miscellaneous Services	1.5
High Tech Industries	1.5
Retail Store	1.4
Utilities	1.4
Entertainment	1.2
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.0
Banking	0.9
Retail	0.9
Mining, Steel, Iron & Non-Precious Metals	0.8
Leisure, Amusement, Motion Pictures & Entertainment	0.7
Commercial Services	0.6
Printing & Publishing	0.6
Personal Transportation	0.6
Personal & Nondurable Consumer Products (Manufacturing Only)	0.5
Affiliated Investment Company	0.4%
Cargo Transport	0.4
Ecological	0.4
Pharmaceuticals	0.3
Chemicals	0.3
Water	0.3
Consumer Durables	0.2
Packaging	0.2
Energy (Electricity)	0.2
Environmental Control	0.2
Home and Office Furnishings, Housewares & Durable Consumer Products	0.1
Animal Food	0.1
Electric	0.1
Lodging	0.1
Auto Manufacturers	0.1
Food	0.1
Packaging & Containers	0.1
Building Materials	0.1
Real Estate	0.1
Airlines	0.1
Radio and TV Broadcasting	0.0‡
Healthcare-Services	0.0‡
Iron & Steel	0.0‡
Machinery-Diversified	0.0‡
Distribution & Wholesale	0.0‡
Real Estate Investment Trusts	0.0‡
Oil & Gas Services	0.0‡
Healthcare-Products	0.0‡
Health Care Equipment & Supplies	0.0‡
Health Care Providers & Services	0.0‡
Metals & Mining	0.0‡
Communications Equipment	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Short-Term Investments	16.6
Other Assets, Less Liabilities	-11.6
100.0%

‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Floating Rate Fund

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Invesco Senior Loan ETF
2.	Asurion LLC, 3.764%-6.014%, due 11/3/23–1/20/29
3.	UKG, Inc., 4.212%-6.212%, due 5/4/26–5/3/27
4.	SPDR Blackstone Senior Loan ETF
5.	Sunshine Luxembourg VII SARL, 4.756%, due 10/1/26
6.	Bausch Health Cos., Inc., TBD - 5.50%, due 6/2/25–1/27/27
7.	Clydesdale Acquisition Holdings, Inc., 4.783%-8.75%, due 4/13/29–4/15/30
8.	GFL Environmental, Inc., 3.75%-4.75%, due 5/30/25–6/15/29
9.	Caesars Resort Collection LLC, 3.514%-5.75%, due 12/23/24–7/21/25
10.	IRB Holding Corp., 3.75%-7.00%, due 2/5/25–12/15/27

9

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Robert H. Dial,1 Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Floating Rate Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Floating Rate Fund returned −0.39%, underperforming the 0.59% return of the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the “Index”). Over the same period, Class I shares outperformed the −0.45% return of the Morningstar Bank Loan Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
Market conditions were largely mixed during the reporting period, with the floating-rate market generally in positive territory after four months of good performance and two months of negative performance. The wider market in risk assets was more volatile due to concerns over rising interest rates and inflation in the United States, and geopolitical risks in central Europe. The market for floating-rate loans was insulated from—but not immune to—these broader performance trends, as floating rate generally outperformed other fixed-income assets during the first four months of 2022 including investment grade, high yield and long-dated U.S. Treasury securities.
The Fund has historically been focused on maintaining a larger position in higher-credit-quality loans rated BB, and a smaller position in lower-credit-quality loans rated CCC and below.3 In addition, the Fund continued to realize steady inflows during the reporting period, increasing cash balances. Despite this positioning, the Fund underperformed the Index due to out-of-Index exposure to floating-rate ETF’s and high-yield bonds, underweight exposure to the electronics and business services sectors, and overweight exposure to building materials.
What was the Fund’s duration4 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread5 over a floating reference rate, which is tied to LIBOR6 and in some instances SOFR.7 Issuers can generally borrow under a 30-to-90-day range with LIBOR or SOFR. The weighted average time to interest rate reset on the Fund’s portfolio was generally less than 40 days during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The strongest positive contributions to performance relative to the Index included the Fund’s overweight exposure to the drugs sector, underweight exposure to health care and market-weight exposure to industrial equipment. (Contributions take weightings and total returns into account.)
Detracting from relative performance were the Fund’s out-of-Index positions in floating-rate ETF’s and high-yield bonds, underweight positions in electronics and business services, and an overweight position in building materials.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included loans issued by NortonLifeLock, Light & Wonder (formerly Scientific Games) and MKS Instruments, reflecting our favorable view of the relative value, business prospects and management teams of these issuers. The largest sales during the same period were loans issued by RSA Security, Weight Watchers and DaVita. The Fund sold its full position in Weight Watchers loans due to concerns about the company’s future performance. Holdings of RSA Security and DaVita were reduced to underweight positions, given our view of the relative value of those issuers.
How did the Fund’s sector weightings change during the reporting period?
In addition to increasing the Fund’s holdings during the reporting period in assets that fall outside standard industry classifications, we increased the Fund’s exposure to health care and electronics.
1.
Effective June 7, 2022, Robert Dial no longer serves as a portfolio manager for the Fund.
2.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.
An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.
The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
7.
The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

10	MainStay Floating Rate Fund

Conversely, we reduced the Fund’s exposure to building materials, hotels, gaming and retail.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, we remain cautiously optimistic about the performance of the floating-rate market. We have maintained the Fund’s largest overweight sector positions in gaming and building materials, while increasing the Fund’s overweight exposure to chemicals, as we expect these sectors to continue to outperform in the current environment. The Fund also maintains its most significantly underweight sector positions in electronics, business services and leisure. We continue to look for opportunities to add exposure in these underweight sectors, subject to our underwriting criteria.
From a ratings perspective, the Fund has moved to a small underweight position in credit rated BB, while maintaining an overweight position in credit rated B.8 This reflects our view on improving credit fundamentals for the loan market and better relative performance. As of the end of the reporting period, average cash balances have moved higher as market conditions have turned more volatile, and the calendar for new loan issues has slowed, providing fewer purchasing opportunities.
8.
An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 92.8%
Asset-Backed Securities 2.3%
Other Asset-Backed Securities 2.3%
AIMCO CLO 16 Ltd. (a)(b)
Series 2021-16A, Class B
1.895% (3 Month LIBOR + 1.65%), due 1/17/35	$ 2,500,000	$ 2,455,518
Series 2021-16A, Class E
6.445% (3 Month LIBOR + 6.20%), due 1/17/35	2,500,000	2,349,270
Bain Capital Credit CLO Ltd. (a)(b)
Series 2021-6A, Class B
2.748% (3 Month LIBOR + 1.65%), due 10/21/34	2,500,000	2,467,203
Series 2021-6A, Class E
7.598% (3 Month LIBOR + 6.50%), due 10/21/34	2,500,000	2,382,243
Carlyle US CLO Ltd. (a)(b)
Series 2022-2A, Class D
(zero coupon) (3 Month SOFR + 7.40%), due 4/20/35 (c)	2,500,000	2,489,057
Series 2022-2A, Class A2
(zero coupon) (3 Month SOFR + 2.00%), due 4/20/35 (c)	2,500,000	2,497,812
Series 2021-5A, Class B
2.663% (3 Month LIBOR + 1.60%), due 7/20/34	2,500,000	2,456,495
Series 2021-5A, Class E
7.313% (3 Month LIBOR + 6.25%), due 7/20/34	2,500,000	2,385,925
Dryden 87 CLO Ltd. (a)(b)
Series 2021-87A, Class B
2.03% (3 Month LIBOR + 1.55%), due 5/20/34	2,500,000	2,451,828
Series 2021-87A, Class E
6.63% (3 Month LIBOR + 6.15%), due 5/20/34	2,500,000	2,385,988
Elmwood CLO 16 Ltd. (a)(b)
Series 2022-3A, Class B
3.446% (3 Month SOFR + 1.95%), due 4/20/34	2,500,000	2,493,702
Series 2022-3A, Class E
8.716% (3 Month SOFR + 7.22%), due 4/20/34	2,500,000	2,464,360
Elmwood CLO XII Ltd. (a)(b)
Series 2021-5A, Class B
2.763% (3 Month LIBOR + 1.70%), due 1/20/35	2,500,000	2,470,037
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Elmwood CLO XII Ltd. (a)(b) (continued)
Series 2021-5A, Class E
7.413% (3 Month LIBOR + 6.35%), due 1/20/35	$ 2,500,000	$ 2,393,063
Magnetite XXXI Ltd. (a)(b)
Series 2021-31A, Class B
2.694% (3 Month LIBOR + 1.65%), due 7/15/34	2,500,000	2,470,817
Series 2021-31A, Class E
7.044% (3 Month LIBOR + 6.00%), due 7/15/34	2,500,000	2,389,015
Neuberger Berman Loan Advisers CLO 43 Ltd. (a)(b)
Series 2021-43A, Class C
2.994% (3 Month LIBOR + 1.95%), due 7/17/35	2,500,000	2,448,250
Series 2021-43A, Class E
7.044% (3 Month LIBOR + 6.00%), due 7/17/35	2,500,000	2,389,170
Octagon 59 Ltd. (a)(b)
Series 2022-1A, Class B
2.956% (3 Month SOFR + 1.95%), due 5/15/35	2,500,000	2,493,682
Series 2022-1A, Class E
8.606% (3 Month SOFR + 7.60%), due 5/15/35	2,500,000	2,466,660
Octagon Investment Partners 51 Ltd. (a)(b)
Series 2021-1A, Class B
2.763% (3 Month LIBOR + 1.70%), due 7/20/34	2,500,000	2,467,712
Series 2021-1A, Class E
7.813% (3 Month LIBOR + 6.75%), due 7/20/34	2,500,000	2,411,855
Palmer Square CLO Ltd. (a)(b)
Series 2021-4A, Class B
2.694% (3 Month LIBOR + 1.65%), due 10/15/34	2,500,000	2,466,685
Series 2021-4A, Class E
7.094% (3 Month LIBOR + 6.05%), due 10/15/34	2,500,000	2,385,723
Rockland Park CLO Ltd. (a)(b)
Series 2021-1A, Class B
2.713% (3 Month LIBOR + 1.65%), due 4/20/34	2,500,000	2,458,073
Series 2021-1A, Class E
7.313% (3 Month LIBOR + 6.25%), due 4/20/34	2,500,000	2,385,350
Total Asset-Backed Securities (Cost $64,949,766)		63,375,493
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Floating Rate Fund

	Principal Amount	Value
Corporate Bonds 2.1%
Aerospace & Defense 0.1%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	$ 500,000	$ 528,740
Spirit AeroSystems, Inc.
7.50%, due 4/15/25 (a)	2,100,000	2,126,250
		2,654,990
Airlines 0.1%
United Airlines, Inc. (a)
4.375%, due 4/15/26	800,000	772,400
4.625%, due 4/15/29	2,400,000	2,202,000
		2,974,400
Auto Manufacturers 0.1%
Ford Motor Co.
9.00%, due 4/22/25	1,400,000	1,560,083
Building Materials 0.1%
JELD-WEN, Inc. (a)
4.625%, due 12/15/25	590,000	556,075
4.875%, due 12/15/27	780,000	707,320
Koppers, Inc.
6.00%, due 2/15/25 (a)	2,000,000	1,935,000
		3,198,395
Chemicals 0.1%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	730,000	643,451
SCIL IV LLC
5.375%, due 11/1/26 (a)	660,000	602,250
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	700,000	596,330
		1,842,031
Commercial Services 0.2%
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	832,745
PECF USS Intermediate Holding III Corp.
8.00%, due 11/15/29 (a)	420,000	387,450
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	896,350
Sotheby's
5.875%, due 6/1/29 (a)	2,100,000	1,972,443
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	1,000,000	852,240
		4,941,228
	Principal Amount	Value

Distribution & Wholesale 0.0% ‡
IAA, Inc.
5.50%, due 6/15/27 (a)	$ 500,000	$ 488,750
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	400,000	404,500
		893,250
Electric 0.1%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,428,750
Entertainment 0.1%
Caesars Resort Collection LLC
5.75%, due 7/1/25 (a)	500,000	510,625
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	1,350,000	1,382,113
		1,892,738
Environmental Control 0.2%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	2,000,000	1,895,000
4.25%, due 6/1/25	1,200,000	1,163,868
4.75%, due 6/15/29	4,000,000	3,630,000
		6,688,868
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	218,400
U.S. Foods, Inc.
6.25%, due 4/15/25 (a)	1,200,000	1,232,772
		1,451,172
Healthcare-Products 0.0% ‡
Mozart Debt Merger Sub, Inc.
5.25%, due 10/1/29 (a)	470,000	408,900
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	240,000	227,400
Insurance 0.0% ‡
GTCR AP Finance, Inc.
8.00%, due 5/15/27 (a)	900,000	896,584
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	630,000	627,707
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Lodging 0.1%
Boyd Gaming Corp.
4.75%, due 12/1/27	$ 600,000	$ 567,084
8.625%, due 6/1/25 (a)	1,000,000	1,042,490
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	1,000,000	1,020,310
		2,629,884
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	430,000	392,483
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	730,000	672,250
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	1,400,000	1,403,500
		2,075,750
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	640,000	627,200
Packaging & Containers 0.1%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	1,600,000	1,371,248
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	993,326
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	900,000	822,546
		3,187,120
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	700,000	677,250
Organon & Co.
5.125%, due 4/30/31 (a)	1,400,000	1,265,250
		1,942,500
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,670,000	1,399,911
Real Estate Investment Trusts 0.0% ‡
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	650,000	615,764
	Principal Amount	Value

Real Estate Investment Trusts (continued) ‡
RHP Hotel Properties LP
4.75%, due 10/15/27	$ 300,000	$ 279,738
		895,502
Retail 0.3%
1011778 B.C. Unlimited Liability Co.
4.00%, due 10/15/30 (a)	3,120,000	2,667,132
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	596,921
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	2,000,000	1,627,500
Michaels Cos., Inc. (The) (a)
5.25%, due 5/1/28	1,050,000	902,391
7.875%, due 5/1/29	1,400,000	1,102,500
		6,896,444
Software 0.0% ‡
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	700,000	623,000
4.875%, due 7/1/29	700,000	616,896
		1,239,896
Telecommunications 0.1%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	560,000	536,200
LogMeIn, Inc.
5.50%, due 9/1/27 (a)	2,200,000	1,925,000
Lumen Technologies, Inc.
4.50%, due 1/15/29 (a)	1,330,000	1,050,899
Telesat Canada
4.875%, due 6/1/27 (a)	900,000	612,000
		4,124,099
Total Corporate Bonds (Cost $61,637,464)		57,097,285
Loan Assignments 88.4%
Aerospace & Defense 2.4%
AI Convoy (Luxembourg) SARL
USD Facility Term Loan B 4.544%-5.052%
(2 Month LIBOR + 3.50%, 6 Month LIBOR + 3.50%), due 1/18/27 (b)	1,588,027	1,575,455
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 3 4.50%-4.777%
(3 Month LIBOR + 4.00%, 6 Month LIBOR + 4.00%), due 2/15/29	4,083,333	4,047,604
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
Amentum Government Services Holdings LLC (b) (continued)
First Lien Tranche Term Loan 1
4.264% (1 Month LIBOR + 3.50%), due 1/29/27	$ 7,058,147	$ 7,009,623
Arcline FM Holdings LLC
First Lien Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 6/23/28 (b)	7,206,643	7,107,551
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
2.514% (1 Month LIBOR + 1.75%), due 9/7/27 (b)	3,826,318	3,786,141
Cobham Ultra U.S. Co-borrower LLC
Term Loan
TBD, due 11/17/28	5,400,000	5,356,125
Dynasty Acquisition Co., Inc. (b)
2020 Term Loan B1
4.506% (3 Month LIBOR + 3.50%), due 4/6/26	1,798,975	1,757,598
2020 Term Loan B2
4.506% (3 Month LIBOR + 3.50%), due 4/6/26	967,191	944,945
Kestrel Bidco, Inc.
Term Loan
4.00% (3 Month LIBOR + 3.00%), due 12/11/26 (b)	6,181,317	5,960,335
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
5.00% (3 Month LIBOR + 3.50%), due 5/30/25 (b)	7,487,270	7,395,551
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (b)	3,814,286	3,936,659
Spirit Aerosystems, Inc.
2021 Refinancing Term Loan
4.25% (1 Month LIBOR + 3.75%), due 1/15/25 (b)	497,500	495,990
TransDigm, Inc. (b)
Tranche Refinancing Term Loan G
3.014% (1 Month LIBOR + 2.25%), due 8/22/24	1,984,772	1,953,347
Tranche Refinancing Term Loan E
3.014% (1 Month LIBOR + 2.25%), due 5/30/25	960,394	941,936
	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc. (b) (continued)
Tranche Refinancing Term Loan F
3.014% (1 Month LIBOR + 2.25%), due 12/9/25	$ 8,301,180	$ 8,135,157
United AirLines, Inc.
Term Loan B
4.50% (3 Month LIBOR + 3.75%), due 4/21/28 (b)	4,158,000	4,121,040
		64,525,057
Animal Food 0.1%
Alltech, Inc.
Term Loan B
4.764% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	4,123,000	4,056,001
Automobile 1.8%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
5.801% (3 Month LIBOR + 5.00%), due 12/30/27 (b)	5,985,000	5,895,225
American Axle & Manufacturing, Inc.
Tranche Term Loan B
3.00% (1 Month LIBOR + 2.25%), due 4/6/24 (b)	1,401,206	1,394,200
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
5.00% (3 Month LIBOR + 4.50%), due 4/6/28 (b)	7,126,150	7,010,350
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
3.50% (3 Month LIBOR + 2.25%), due 10/30/26 (b)	4,221,875	4,187,572
Belron Group SA
Dollar Third Incremental Term Loan
3.875% (3 Month LIBOR + 2.75%), due 4/13/28 (b)	6,379,487	6,343,602
Chassix, Inc.
Initial Term Loan
6.50% (3 Month LIBOR + 5.50%), due 11/15/23 (b)	3,518,397	3,136,650
Clarios Global LP
First Lien Amendment No. 1 Dollar Term Loan
4.014% (1 Month LIBOR + 3.25%), due 4/30/26 (b)	8,145,827	8,005,312
First Brands Group LLC
First Lien Term Loan
TBD, due 3/30/27	5,000,000	4,977,085
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Automobile (continued)
KAR Auction Services, Inc.
Tranche Term Loan B6
3.063% (1 Month LIBOR + 2.25%), due 9/19/26 (b)	$ 728,806	$ 724,707
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1 3.457%-3.763%
(1 Month LIBOR + 3.00%), due 2/5/26 (b)	9,161,234	8,714,624
		50,389,327
Banking 0.9%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
3.514% (1 Month LIBOR + 2.75%), due 5/15/26	3,453,622	3,358,647
Term Loan B1
4.132% (1 Month LIBOR + 3.50%), due 3/11/28	2,970,000	2,925,450
Brookfield Property REIT, Inc.
Initial Term Loan B
3.30% (1 Month LIBOR + 2.50%), due 8/27/25 (b)	1,153,015	1,134,999
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
4.264% (1 Month LIBOR + 3.50%), due 4/7/28 (b)	7,678,972	7,611,781
Greenhill & Co., Inc.
New Term Loan
4.014% (1 Month LIBOR + 3.25%), due 4/12/24 (b)(d)	1,299,454	1,288,084
Jane Street Group LLC
Dollar Term Loan
3.514% (1 Month LIBOR + 2.75%), due 1/26/28 (b)	8,807,712	8,699,818
		25,018,779
Beverage, Food & Tobacco 2.3%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
4.514% (1 Month LIBOR + 3.75%), due 10/1/25 (b)	6,278,554	5,399,557
American Seafoods Group LLC
First Lien Tranche Term Loan B
3.75% (3 Month LIBOR + 2.75%), due 8/21/23 (b)	1,020,051	1,008,576
	Principal Amount	Value

Beverage, Food & Tobacco (continued)
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
4.506% (3 Month LIBOR + 3.50%), due 3/20/24 (b)(d)	$ 961,552	$ 890,036
B&G Foods, Inc.
Tranche Term Loan B4
2.957% (1 Month LIBOR + 2.50%), due 10/10/26 (b)	825,833	806,908
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
3.813% (1 Month LIBOR + 3.00%), due 12/8/28 (b)	7,840,000	7,683,200
Froneri International Ltd.
First Lien Facility Term Loan B2
3.014% (1 Month LIBOR + 2.25%), due 1/29/27 (b)	2,962,238	2,884,479
H-Food Holdings LLC
Initial Term Loan
4.451% (1 Month LIBOR + 3.688%), due 5/23/25 (b)	9,555,362	9,133,331
JBS USA Lux SA
New Term Loan
2.804% (3 Month LIBOR + 2.00%), due 5/1/26 (b)	7,557,691	7,523,681
Naked Juice LLC (b)
First Lien Initial Term Loan
4.001% (3 Month LIBOR + 3.25%), due 1/24/29	6,666,667	6,534,260
Second Lien Initial Term Loan
6.651% (3 Month LIBOR + 6.00%), due 1/24/30	1,400,000	1,389,500
Sotheby's
2021 Second Refinancing Term Loan
5.544% (3 Month LIBOR + 4.50%), due 1/15/27 (b)	2,273,975	2,267,342
Sunshine Investments BV
Facility Term Loan B3
3.219% (3 Month LIBOR + 2.75%), due 3/28/25 (b)	6,151,482	6,105,345
U.S. Foods, Inc.
Incremental Term Loan B
3.258% (3 Month LIBOR + 2.75%), due 11/22/28 (b)	4,955,100	4,921,807
United Natural Foods, Inc.
Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 10/22/25 (b)	5,535,736	5,498,541
		62,046,563
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment 2.5%
Altice France SA
USD Incremental Term Loan B13
4.506% (3 Month LIBOR + 4.00%), due 8/14/26 (b)	$ 6,946,477	$ 6,888,592
Charter Communications Operating LLC
Term Loan B1
2.52% (1 Month LIBOR + 1.75%), due 4/30/25 (b)	9,575,000	9,496,006
Clear Channel Outdoor Holdings, Inc.
Term Loan B 4.264%-4.739%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 8/21/26 (b)	7,203,405	7,035,702
CMG Media Corp.
First Lien 2021 Term Loan B
4.264% (1 Month LIBOR + 3.50%), due 12/17/26 (b)	11,810,206	11,626,722
Gray Television, Inc. (b)
Term Loan C
2.955% (1 Month LIBOR + 2.50%), due 1/2/26	3,011,962	2,988,536
Term Loan D
3.455% (1 Month LIBOR + 3.00%), due 12/1/28	6,391,500	6,343,564
Nexstar Media, Inc.
Term Loan B4
2.955% (1 Month LIBOR + 2.50%), due 9/18/26 (b)	7,480,394	7,417,275
Numericable U.S. LLC (b)
USD Term Loan B11
3.989% (3 Month LIBOR + 2.75%), due 7/31/25	431,319	422,846
USD Term Loan B12
4.732% (3 Month LIBOR + 3.688%), due 1/31/26	3,819,976	3,774,136
Univision Communications, Inc. (b)
First Lien 2017 Replacement Repriced Term Loan
3.75% (1 Month LIBOR + 2.75%), due 3/15/24	4,966,237	4,941,406
First Lien Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 1/31/29	6,520,000	6,449,910
		67,384,695
	Principal Amount	Value

Buildings & Real Estate 2.0%
Allspring Buyer LLC
Initial Term Loan
4.313% (3 Month LIBOR + 3.25%), due 11/1/28 (b)	$ 5,725,807	$ 5,711,492
Beacon Roofing Supply, Inc.
2028 Term Loan
3.014% (1 Month LIBOR + 2.25%), due 5/19/28 (b)	3,473,750	3,423,224
Core & Main LP
Tranche Term Loan B 3.198%-4.319%
(1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 7/27/28 (b)	7,439,160	7,290,377
Cornerstone Building Brands, Inc.
Tranche Term Loan B
3.804% (1 Month LIBOR + 3.25%), due 4/12/28 (b)	8,545,325	8,000,560
Cushman & Wakefield U.S. Borrower LLC
Replacement Term Loan
3.514% (1 Month LIBOR + 2.75%), due 8/21/25 (b)	9,833,063	9,716,296
SRS Distribution, Inc. (b)
Term Loan
4.00% (3 Month LIBOR + 3.50%), due 6/2/28	1,396,500	1,344,131
2021 Refinancing Term Loan
4.019% (3 Month LIBOR + 3.50%), due 6/2/28	8,044,225	7,735,021
VC GB Holdings I Corp.
First Lien Initial Term Loan
4.506% (3 Month LIBOR + 3.50%), due 7/21/28 (b)	4,239,375	3,975,296
Wilsonart LLC
Tranche Term Loan E
4.25% (3 Month LIBOR + 3.25%), due 12/31/26 (b)	8,790,309	8,314,165
		55,510,562
Cargo Transport 0.4%
Genesee & Wyoming, Inc.
Initial Term Loan
3.006% (3 Month LIBOR + 2.00%), due 12/30/26 (b)	9,914,709	9,823,186
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals 0.2%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan 4.733%-4.756%
(3 Month LIBOR + 3.75%), due 12/12/25 (b)	$ 2,992,268	$ 2,892,775
LSF11 A5 Holdco LLC
Term Loan
4.315% (1 Month LIBOR + 3.50%), due 10/15/28 (b)	3,333,333	3,275,833
		6,168,608
Chemicals, Plastics & Rubber 5.0%
Alpha 3 BV
Initial Dollar Term Loan
3.264% (1 Month LIBOR + 2.50%), due 3/18/28 (b)	4,065,280	4,026,806
Aruba Investments Holdings LLC
First Lien Initial Dollar Term Loan
4.50% (3 Month LIBOR + 3.75%), due 11/24/27 (b)	1,304,765	1,287,368
Bakelite UK Intermediate Ltd.
Term Loan
TBD, due 2/2/29	6,200,000	6,076,000
Cabot Microelectronics Corp.
Term Loan B1
2.813% (1 Month LIBOR + 2.00%), due 11/17/25 (b)	1,814,848	1,804,262
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
4.783% (1 Month LIBOR + 4.25%), due 4/13/29 (b)	17,000,000	16,768,188
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan
3.25% (1 Month LIBOR + 2.75%), due 9/29/28 (b)	4,987,500	4,806,703
Entegris, Inc.
Term Loan B
TBD, due 3/2/29	10,600,000	10,600,000
Herens Holdco SARL
USD Facility Term Loan B
5.006% (3 Month LIBOR + 4.00%), due 7/3/28 (b)	4,620,919	4,474,204
INEOS Styrolution Group GmbH
2026 Tranche Dollar Term Loan B
3.514% (1 Month LIBOR + 2.75%), due 1/29/26 (b)	3,533,300	3,489,134
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Ineos U.S. Finance LLC (b)
2024 New Dollar Term Loan
2.764% (1 Month LIBOR + 2.00%), due 4/1/24	$ 2,375,570	$ 2,361,910
2028 Dollar Term Loan
3.00% (1 Month LIBOR + 2.50%), due 11/8/28	1,866,667	1,848,000
Innophos Holdings, Inc.
Initial Term Loan
4.514% (1 Month LIBOR + 3.75%), due 2/5/27 (b)	5,419,687	5,385,814
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
4.264% (1 Month LIBOR + 3.50%), due 5/5/28 (b)	11,428,712	11,404,906
Minerals Technologies, Inc.
New Term Loan B1
3.00% (1 Month LIBOR + 2.25%), due 2/14/24 (b)(d)	1,183,342	1,179,644
Nouryon Finance BV
Initial Dollar Term Loan
4.006% (3 Month LIBOR + 3.00%), due 10/1/25 (b)	5,520,267	5,432,285
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
4.813% (3 Month LIBOR + 3.75%), due 11/9/28 (b)	6,733,125	6,603,270
Oxea Holding Vier GmbH
Tranche Term Loan B2
3.75% (1 Month LIBOR + 3.25%), due 10/14/24 (b)	4,990,291	4,946,626
PMHC II, Inc.
Initial Term Loan
5.287% (3 Month LIBOR + 4.25%), due 4/21/29 (b)	12,000,000	11,250,000
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
4.75% (3 Month LIBOR + 4.00%), due 3/16/27 (b)	9,890,660	9,556,851
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
4.25% (1 Month LIBOR + 3.50%), due 8/2/28 (b)	2,094,750	2,076,421
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 3/3/28 (b)	7,925,675	7,739,422
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Tronox Finance LLC (b)
First Lien Refinancing Term Loan 3.014%-3.256%
(1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.25%), due 3/10/28	$ 2,635,346	$ 2,606,521
First Lien 2022 Incremental Term Loan
3.925% (3 Month LIBOR + 3.25%), due 4/4/29	5,000,000	4,962,500
Venator Finance SARL
Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 8/8/24 (b)	1,391,992	1,301,513
W. R. Grace Holdings LLC
Initial Term Loan
4.813% (3 Month LIBOR + 3.75%), due 9/22/28 (b)	3,491,250	3,458,083
		135,446,431
Commercial Services 0.4%
MHI Holdings LLC
Initial Term Loan
5.764% (1 Month LIBOR + 5.00%), due 9/21/26 (b)	2,760,152	2,747,502
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1
3.50% (3 Month LIBOR + 2.75%), due 9/23/26 (b)	8,799,064	8,686,331
		11,433,833
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 10/6/28 (b)	6,900,000	6,369,563
Containers, Packaging & Glass 2.2%
Alliance Laundry Systems LLC
Initial Term Loan B 4.25%-4.521%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 10/8/27 (b)	6,697,752	6,653,098
Altium Packaging LLC
First Lien 2021 Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/3/28 (b)	3,054,255	2,931,132
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan 3.75%-3.756%
(3 Month LIBOR + 2.75%), due 12/7/23 (b)	$ 2,639,341	$ 2,266,123
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 3.75%-4.26%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 3/11/28	3,960,075	3,895,724
Tranche Term Loan B5 4.25%-4.76%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/11/28	1,074,600	1,062,127
Berry Global, Inc.
Term Loan Z
2.238% (1 Month LIBOR + 1.75%), due 7/1/26 (b)	3,300,749	3,248,238
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
4.514% (1 Month LIBOR + 3.75%), due 12/1/27 (b)	3,572,488	3,550,717
Clearwater Paper Corp.
Initial Term Loan
3.625% (3 Month LIBOR + 3.00%), due 7/26/26 (b)	250,000	247,500
Graham Packaging Co., Inc.
2021 Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 8/4/27 (b)	7,495,894	7,327,236
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.705% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	7,735,208	7,578,090
Pactiv Evergreen, Inc. (b)
Tranche U.S. Term Loan B2
4.014% (1 Month LIBOR + 3.25%), due 2/5/26	3,090,887	3,004,599
Tranche B3 U.S. Term Loan
4.264% (1 Month LIBOR + 3.50%), due 9/24/28	995,000	968,881
Pretium PKG Holdings, Inc. (b)
First Lien Initial Term Loan 4.50%-4.967%
(1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 10/2/28	3,670,800	3,560,676
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Pretium PKG Holdings, Inc. (b) (continued)
Second Lien Initial Term Loan 7.25%-7.717%
(1 Month LIBOR + 6.75%, 3 Month LIBOR + 6.75%), due 10/1/29	$ 1,750,000	$ 1,680,000
Reynolds Consumer Products LLC
Initial Term Loan
2.514% (1 Month LIBOR + 1.75%), due 2/4/27 (b)	2,146,970	2,111,746
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
5.014% (1 Month LIBOR + 4.25%), due 7/7/28 (b)	4,987,500	4,881,516
Trident TPI Holdings, Inc. (b)
Tranche Delayed Draw Term Loan B3 4.00%-4.763%
(1 Month LIBOR + 4.00%), due 9/15/28 (d)	293,012	288,922
Tranche Term Loan B1
4.256% (3 Month LIBOR + 3.25%), due 10/17/24	1,991,152	1,977,877
Tranche Initial Term Loan B3
4.764% (1 Month LIBOR + 4.00%), due 9/15/28	3,286,413	3,240,542
		60,474,744
Diversified/Conglomerate Manufacturing 2.3%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
4.514% (1 Month LIBOR + 3.75%), due 5/12/28 (b)	11,093,339	10,800,408
Bright Bidco BV
2018 Refinancing Term Loan B
4.774% (3 Month LIBOR + 3.50%), due 6/30/24 (b)	2,840,707	1,319,508
EWT Holdings III Corp.
Initial Term Loan
3.313% (1 Month LIBOR + 2.50%), due 4/1/28 (b)	4,689,563	4,656,346
Filtration Group Corp. (b)
Initial Dollar Term Loan
3.457% (1 Month LIBOR + 3.00%), due 3/31/25	5,828,511	5,745,129
2021 Incremental Term Loan
4.00% (1 Month LIBOR + 3.50%), due 10/21/28	3,000,000	2,961,750
	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
2.207% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	$ 3,360,229	$ 3,312,826
GYP Holdings III Corp.
First Lien 2021 Incremental Term Loan
3.264% (1 Month LIBOR + 2.50%), due 6/1/25 (b)	2,586,805	2,552,853
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
2.207% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	855,608	843,538
Iron Mountain Information Management LLC
Incremental Term Loan B
2.514% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	3,227,848	3,195,570
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
3.957% (1 Month LIBOR + 3.50%), due 9/6/25	5,313,104	5,200,201
First Lien Second Amendment Delayed Draw Term Loan
5.514% (1 Month LIBOR + 4.75%), due 7/24/26	468,750	463,769
First Lien Second Amendment Additional Term Loan
5.514% (1 Month LIBOR + 4.75%), due 7/24/26	775,391	767,152
First Lien Third Amendment Additional Term Loan
5.514% (1 Month LIBOR + 4.75%), due 7/24/26 (d)	249,375	246,258
QUIKRETE Holdings, Inc. (b)
First Lien Initial Term Loan
3.082% (1 Month LIBOR + 2.625%), due 2/1/27	2,323,354	2,252,824
First Lien Fourth Amendment Term Loan B1
3.554% (1 Week LIBOR + 3.00%), due 6/11/28	5,500,000	5,351,043
Red Ventures LLC (b)
First Lien Term Loan B2
3.264% (1 Month LIBOR + 2.50%), due 11/8/24	7,598,941	7,490,383
First Lien Term Loan B3
4.264% (1 Month LIBOR + 3.50%), due 11/8/24	1,975,000	1,957,719
WP CPP Holdings LLC
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 4/30/25 (b)	2,982,840	2,805,734
		61,923,011
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service 2.5%
Applied Systems, Inc. (b)
First Lien Closing Date Term Loan 4.00%-5.50%
(3 Month LIBOR + 2.00%, 3 Month LIBOR + 3.00%), due 9/19/24	$ 3,463,798	$ 3,452,776
Second Lien 2021 Term Loan
6.506% (3 Month LIBOR + 5.50%), due 9/19/25	1,969,310	1,962,540
Blackhawk Network Holdings, Inc.
First Lien Term Loan
3.764% (1 Month LIBOR + 3.00%), due 6/15/25 (b)	5,864,763	5,784,122
Brightview Landscapes LLC
2022 Initial Term Loan
3.95% (1 Month LIBOR + 3.25%), due 4/20/29 (b)	1,431,861	1,412,173
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (b)	7,465,216	7,446,553
Genesys Cloud Services Holdings I LLC
2020 Initial Dollar Term Loan
4.764% (1 Month LIBOR + 4.00%), due 12/1/27 (b)	8,381,223	8,347,178
IRI Holdings, Inc.
First Lien Initial Term Loan
5.014% (1 Month LIBOR + 4.25%), due 12/1/25 (b)	8,071,281	8,055,139
MKS Instruments, Inc.
Term Loan B
TBD, due 4/11/29	13,390,000	13,331,419
Tranche Term Loan B6
2.207% (1 Month LIBOR + 1.75%), due 2/2/26 (b)	1,263,823	1,250,237
TruGreen LP
First Lien Second Refinancing Term Loan
4.764% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	7,930,478	7,888,352
Verint Systems, Inc.
Refinancing Term Loan
2.455% (1 Month LIBOR + 2.00%), due 6/28/24 (b)	705,882	700,588
Verscend Holding Corp.
Term Loan B1
4.457% (1 Month LIBOR + 4.00%), due 8/27/25 (b)	8,085,107	8,052,265
		67,683,342
	Principal Amount	Value

Ecological 0.4%
GFL Environmental, Inc.
2020 Refinancing Term Loan
4.239% (3 Month LIBOR + 3.00%), due 5/30/25 (b)	$ 10,406,360	$ 10,376,442
Electronics 7.4%
Avast Software BV
Initial Dollar Term Loan
2.756% (3 Month LIBOR + 1.75%), due 3/22/28 (b)	760,000	752,875
Barracuda Networks, Inc.
First Lien 2020 Term Loan
4.733% (3 Month LIBOR + 3.75%), due 2/12/25 (b)	3,904,250	3,895,302
Camelot U.S. Acquisition 1 Co. (b)
Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 10/30/26	3,218,033	3,181,830
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	7,159,375	7,094,941
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
4.514% (1 Month LIBOR + 3.75%), due 1/29/27	2,271,961	2,173,510
Dollar Term Loan B2
4.764% (1 Month LIBOR + 4.00%), due 1/29/27	4,958,333	4,743,474
Commscope, Inc.
Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 4/6/26 (b)	10,244,692	9,838,101
CoreLogic, Inc.
First Lien Initial Term Loan
4.313% (1 Month LIBOR + 3.50%), due 6/2/28 (b)	10,530,417	9,872,266
DCert Buyer, Inc.
First Lien Initial Term Loan
4.764% (1 Month LIBOR + 4.00%), due 10/16/26 (b)	5,430,956	5,406,066
Diebold Nixdorf, Inc.
New Dollar Term Loan B
3.25% (1 Month LIBOR + 2.75%), due 11/6/23 (b)	935,805	889,015
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
4.756% (3 Month LIBOR + 3.75%), due 11/9/27 (b)	3,456,250	3,440,410
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Epicor Software Corp.
Term Loan C
4.014% (1 Month LIBOR + 3.25%), due 7/30/27 (b)	$ 9,722,295	$ 9,658,731
Flexera Software LLC
First Lien Term Loan B1
4.50% (3 Month LIBOR + 3.75%), due 3/3/28 (b)	5,258,976	5,209,205
Gainwell Acquisition Corp.
First Lien Term Loan B
5.006% (3 Month LIBOR + 4.00%), due 10/1/27 (b)	8,618,132	8,582,220
Generation Bridge LLC (b)
Term Loan B
6.006% (3 Month LIBOR + 5.00%), due 12/1/28	3,420,000	3,424,275
Term Loan C
6.006% (3 Month LIBOR + 5.00%), due 12/1/28 (d)	71,429	71,518
Go Daddy Operating Co. LLC
Tranche Term Loan B2
2.514% (1 Month LIBOR + 1.75%), due 2/15/24 (b)	2,162,934	2,145,630
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
4.623% (3 Month LIBOR + 3.75%), due 3/11/28 (b)	2,239,121	2,220,088
Hyland Software, Inc. (b)
First Lien 2018 Refinancing Term Loan
4.264% (1 Month LIBOR + 3.50%), due 7/1/24	7,378,312	7,348,341
Second Lien 2021 Refinancing Term Loan
7.014% (1 Month LIBOR + 6.25%), due 7/7/25	1,996,667	1,982,690
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
5.514% (1 Month LIBOR + 4.75%), due 4/1/28 (b)	3,970,000	3,942,087
MA FinanceCo. LLC
Tranche Term Loan B4
5.25% (3 Month LIBOR + 4.25%), due 6/5/25 (b)(d)	2,446,021	2,429,205
MH Sub I LLC (b)
First Lien Amendment No. 2 Initial Term Loan
4.264% (1 Month LIBOR + 3.50%), due 9/13/24	4,057,732	4,028,748
	Principal Amount	Value

Electronics (continued)
MH Sub I LLC (b) (continued)
First Lien 2020 June New Term Loan
4.75% (1 Month LIBOR + 3.75%), due 9/13/24	$ 8,314,698	$ 8,261,576
Misys Ltd. (b)
First Lien Dollar Term Loan
4.739% (3 Month LIBOR + 3.50%), due 6/13/24	8,013,748	7,773,336
Second Lien Dollar Term Loan
8.25% (3 Month LIBOR + 7.25%), due 6/13/25	1,450,000	1,393,812
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
4.77% (1 Month LIBOR + 4.00%), due 4/26/24 (b)	7,238,206	7,220,110
Project Leopard Holdings, Inc.
2018 Repricing Term Loan
5.75% (3 Month LIBOR + 4.75%), due 7/5/24 (b)	1,910,961	1,903,794
Proofpoint, Inc.
First Lien Initial Term Loan
3.758% (3 Month LIBOR + 3.25%), due 8/31/28 (b)	9,576,000	9,415,066
Rocket Software, Inc. (b)
First Lien Initial Term Loan
5.014% (1 Month LIBOR + 4.25%), due 11/28/25	4,026,744	3,980,186
First Lien 2021 Dollar Term Loan
5.014% (1 Month LIBOR + 4.25%), due 11/28/25	2,233,125	2,208,699
Seattle SpinCo, Inc.
Initial Term Loan
3.514% (1 Month LIBOR + 2.75%), due 6/21/24 (b)	1,494,808	1,476,123
Sharp Midco LLC
First Lien Initial Term Loan
5.006% (3 Month LIBOR + 4.00%), due 12/31/28 (b)	6,200,000	6,122,500
SS&C Technologies Holdings, Inc. (b)
Term Loan B3
2.514% (1 Month LIBOR + 1.75%), due 4/16/25	3,375,498	3,323,056
Term Loan B4
2.514% (1 Month LIBOR + 1.75%), due 4/16/25	2,740,159	2,697,588
Term Loan B6
3.05% (1 Month LIBOR + 2.25%), due 3/22/29	3,186,274	3,159,988
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
SS&C Technologies Holdings, Inc. (b) (continued)
Term Loan B7
3.05% (1 Month LIBOR + 2.25%), due 3/22/29	$ 4,254,902	$ 4,219,799
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
4.11% (3 Month LIBOR + 3.50%), due 3/5/27 (b)	3,003,066	2,969,282
ThoughtWorks, Inc.
Incremental Term Loan
3.514% (1 Month LIBOR + 2.75%), due 3/24/28 (b)	1,704,671	1,688,690
TIBCO Software, Inc. (b)
Term Loan B3
4.52% (1 Month LIBOR + 3.75%), due 6/30/26	8,898,183	8,861,104
Second Lien Term Loan
8.02% (1 Month LIBOR + 7.25%), due 3/3/28	600,000	597,750
Trader Corp.
First Lien 2017 Refinancing Term Loan
4.00% (1 Month LIBOR + 3.00%), due 9/28/23 (b)	9,034,981	8,989,806
Vertiv Group Corp.
Term Loan B
3.202% (1 Month LIBOR + 2.75%), due 3/2/27 (b)	7,897,731	7,674,904
VS Buyer LLC
Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 2/28/27 (b)	1,470,000	1,453,921
WEX, Inc.
Term Loan B
3.014% (1 Month LIBOR + 2.25%), due 3/31/28 (b)	3,960,000	3,919,410
		201,641,028
Energy (Electricity) 0.2%
Covanta Holding Corp. (b)
Initial Term Loan B
3.264% (1 Month LIBOR + 2.50%), due 11/30/28	4,093,380	4,070,993
Initial Term Loan C
3.264% (1 Month LIBOR + 2.50%), due 11/30/28	306,620	304,943
		4,375,936
	Principal Amount	Value

Entertainment 1.1%
Alterra Mountain Co.
Term Loan B2
4.264% (1 Month LIBOR + 3.50%), due 8/17/28 (b)	$ 4,815,423	$ 4,785,327
Fertitta Entertainment LLC
Initial Term Loan B
4.70% (1 Month LIBOR + 4.00%), due 1/27/29 (b)	13,250,000	13,177,721
Formula One Management Ltd.
USD Facility Term Loan B3
3.50% (1 Month LIBOR + 2.50%), due 2/1/24 (b)	3,650,036	3,628,935
J&J Ventures Gaming LLC
Initial Term Loan
4.764% (1 Month LIBOR + 4.00%), due 4/26/28 (b)	7,462,500	7,331,906
		28,923,889
Finance 6.3%
AAdvantage Loyality IP Ltd.
Initial Term Loan
5.813% (3 Month LIBOR + 4.75%), due 4/20/28 (b)	11,200,000	11,389,000
Acuity Specialty Products, Inc.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/12/24 (b)(d)(e)	2,178,257	1,960,432
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
4.80% (1 Month LIBOR + 4.00%), due 2/16/28 (b)	7,147,135	7,103,459
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
4.139% (1 Month LIBOR + 3.375%), due 12/23/27	2,475,000	2,435,665
Amendment No. 5 Incremental Term Loan
4.264% (1 Month LIBOR + 3.50%), due 12/23/27	3,731,250	3,687,718
AlixPartners LLP
Initial Dollar Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/4/28 (b)	6,930,000	6,851,074
Blue Tree Holdings, Inc.
Term Loan
3.50% (3 Month LIBOR + 2.50%), due 3/4/28 (b)	1,485,000	1,462,725
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
4.514% (1 Month LIBOR + 3.75%), due 10/2/25 (b)	$ 3,920,718	$ 3,867,299
Brand Energy & Infrastructure Services, Inc.
Initial Term Loan 5.25%-5.434%
(3 Month LIBOR + 4.25%), due 6/21/24 (b)	6,487,957	6,136,523
Colouroz Investment LLC (b)(d)(f)
1 GMBH First Lien Initial Term Loan C
5.25% (0.75% PIK) (2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23	235,828	226,057
2 GMBH First Lien Initial Term Loan B2
5.25% (0.75% PIK) (2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23	1,426,563	1,367,461
Covia Holdings LLC
Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 7/31/26 (b)	837,917	822,380
CPC Acquisition Corp.
First Lien Initial Term Loan
4.756% (3 Month LIBOR + 3.75%), due 12/29/27 (b)	6,435,000	6,081,075
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
4.75% (1 Month LIBOR + 3.75%), due 4/9/27 (b)	8,918,423	8,886,575
Endurance International Group Holdings, Inc.
Initial Term Loan
4.25% (3 Month LIBOR + 3.50%), due 2/10/28 (b)	7,713,943	7,360,389
Greenrock Finance, Inc.
First Lien Initial USD Term Loan B
4.506% (3 Month LIBOR + 3.50%), due 6/28/24 (b)(d)	1,895,542	1,885,590
LBM Acquisition LLC
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 12/17/27 (b)	6,554,671	6,171,223
LSF11 Skyscraper Holdco SARL
USD Facility Term Loan B3
4.506% (3 Month LIBOR + 3.50%), due 9/29/27 (b)	6,138,232	6,084,523
	Principal Amount	Value

Finance (continued)
Minimax Viking GmbH
Facility Term Loan B1C
3.264% (1 Month LIBOR + 2.50%), due 7/31/25 (b)	$ 4,106,951	$ 4,083,849
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
2.764% (1 Month LIBOR + 2.00%), due 9/19/26 (b)	482,613	480,501
Onex TSG Intermediate Corp.
Initial Term Loan
5.514% (1 Month LIBOR + 4.75%), due 2/28/28 (b)	3,970,000	3,927,819
Park River Holdings, Inc.
First Lien Initial Term Loan
4.217% (3 Month LIBOR + 3.25%), due 12/28/27 (b)	7,614,885	7,205,585
Peraton Corp.
First Lien Term Loan B
4.514% (1 Month LIBOR + 3.75%), due 2/1/28 (b)	10,061,364	9,973,327
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
4.508% (3 Month LIBOR + 4.00%), due 6/22/26 (b)	7,344,500	7,215,971
PODS LLC
Initial Term Loan
3.75% (3 Month LIBOR + 3.00%), due 3/31/28 (b)	8,422,675	8,320,020
Potters Industries LLC
Initial Term Loan
5.006% (3 Month LIBOR + 4.00%), due 12/14/27 (b)	1,188,000	1,177,605
RealPage, Inc.
First Lien Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 4/24/28 (b)	6,374,123	6,272,137
Spa Holdings 3 Oy
USD Facility Term Loan B
4.50% (3 Month LIBOR + 3.75%), due 2/4/28 (b)	3,168,120	3,057,236
Triton Water Holdings, Inc.
First Lien Initial Term Loan
4.506% (3 Month LIBOR + 3.50%), due 3/31/28 (b)	9,885,305	9,599,047
Truck Hero, Inc.
Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 1/31/28 (b)	5,974,762	5,560,263
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
WCG Purchaser Corp.
First Lien Initial Term Loan
5.006% (3 Month LIBOR + 4.00%), due 1/8/27 (b)	$ 7,524,988	$ 7,496,769
WildBrain Ltd.
Initial Term Loan
5.014% (1 Month LIBOR + 4.25%), due 3/24/28 (b)	7,563,600	7,464,328
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
3.756% (3 Month LIBOR + 2.75%), due 3/24/28 (b)	7,900,300	7,801,546
		173,415,171
Healthcare 2.4%
AHP Health Partners, Inc.
Initial Term Loan
4.264% (1 Month LIBOR + 3.50%), due 8/24/28 (b)	1,990,000	1,976,319
Chariot Buyer LLC
First Lien Initial Term Loan
4.506% (3 Month LIBOR + 3.50%), due 11/3/28 (b)	11,172,000	10,962,525
CHG Healthcare Services, Inc.
First Lien Initial Term Loan 4.506%-5.00%
(3 Month LIBOR + 3.50%), due 9/29/28 (b)	6,176,481	6,132,474
ICU Medical, Inc.
Tranche Term Loan B
3.198% (3 Month LIBOR + 2.50%), due 1/8/29 (b)	7,400,000	7,372,250
LSCS Holdings, Inc.
First Lien Initial Term Loan
5.264% (1 Month LIBOR + 4.50%), due 12/16/28 (b)	4,788,000	4,748,102
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 11/1/28 (b)	1,728,000	1,712,520
Medline Borrower LP
Initial Dollar Term Loan
4.014% (1 Month LIBOR + 3.25%), due 10/23/28 (b)	16,400,000	16,111,130
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 4.25%), due 10/1/28 (b)	6,467,500	6,382,038
	Principal Amount	Value

Healthcare (continued)
WP CityMD Bidco LLC
Second Amendment Refinancing Term Loan
3.75% (3 Month LIBOR + 3.25%), due 12/22/28 (b)	$ 9,333,334	$ 9,216,667
		64,614,025
Healthcare & Pharmaceuticals 1.6%
Bausch Health Cos., Inc.
Term Loan B
TBD, due 1/27/27	9,000,000	8,704,692
Initial Term Loan
3.457% (1 Month LIBOR + 3.00%), due 6/2/25 (b)	8,307,462	8,259,005
Embecta Corp.
First Lien Initial Term Loan
3.651% (3 Month LIBOR + 3.00%), due 3/30/29 (b)	6,423,913	6,346,826
Owens & Minor, Inc.
Term Loan B1
4.45% (1 Month LIBOR + 3.75%), due 3/29/29 (b)	4,000,000	4,007,500
Pediatric Associates Holding Co. LLC (b)
Amendment No. 1 Incremental Delayed Draw Term Loan 1.625%-4.924%
(1 Year LIBOR + 3.25%), due 12/29/28 (d)	386,842	382,248
Amendment No. 1 Incremental Term Loan
5.076% (3 Month LIBOR + 3.25%), due 12/29/28	7,294,737	7,208,112
Physician Partners LLC
Initial Term Loan
4.70% (1 Month LIBOR + 4.00%), due 12/23/28 (b)	5,625,000	5,564,064
Team Health Holdings, Inc.
Extended Term Loan
6.25% (1 Month LIBOR + 5.25%), due 3/2/27 (b)	2,447,825	2,300,955
		42,773,402
Healthcare, Education & Childcare 5.9%
Agiliti Health, Inc.
Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 1/4/26 (b)	5,037,000	4,986,630
Akorn Operating Co. LLC
Term Loan
8.50% (3 Month LIBOR + 7.50%), due 10/1/25 (b)	108,868	108,052
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Alvogen Pharma U.S., Inc.
January 2020 Term Loan
6.26% (3 Month LIBOR + 5.25%), due 12/31/23 (b)	$ 908,054	$ 845,399
Amneal Pharmaceuticals LLC
Initial Term Loan
4.313% (1 Month LIBOR + 3.50%), due 5/4/25 (b)	11,018,978	10,872,977
athenahealth Group, Inc.
Initial Term Loan
4.009% (1 Month LIBOR + 3.50%), due 2/15/29 (b)	14,963,768	14,784,203
Auris Luxembourg III SARL
Facility Term Loan B2 4.755%-5.576%
(2 Month LIBOR + 3.75%, 6 Month LIBOR + 3.75%), due 2/27/26 (b)	1,369,889	1,337,011
Avantor Funding, Inc.
Initial Dollar Term Loan B4
2.764% (1 Month LIBOR + 2.00%), due 11/21/24 (b)	450,936	448,869
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
4.256% (3 Month LIBOR + 3.25%), due 9/1/24	1,382,762	1,355,106
First Lien Tranche Term Loan B
5.264% (1 Month LIBOR + 4.50%), due 9/1/24	1,834,678	1,807,158
Carestream Health, Inc. (b)
First Lien 2023 Extended Term Loan
7.756% (3 Month LIBOR + 6.75%), due 5/8/23	2,573,385	2,550,225
Second Lien 2023 Extended Term Loan
13.506% (8.00% PIK) (3 Month LIBOR + 4.50%), due 8/8/23 (f)	2,366,564	2,011,579
DaVita, Inc.
Tranche Term Loan B1
2.514% (1 Month LIBOR + 1.75%), due 8/12/26 (b)	1,607,250	1,583,296
Ecovyst Catalyst Technologies LLC
Initial Term Loan
3.739% (3 Month LIBOR + 2.50%), due 6/9/28 (b)	5,548,075	5,490,863
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Elanco Animal Health, Inc.
Term Loan
2.205% (1 Month LIBOR + 1.75%), due 8/1/27 (b)	$ 2,739,122	$ 2,682,628
Endo Luxembourg Finance Co. I SARL
2021 Term Loan
5.813% (1 Month LIBOR + 5.00%), due 3/27/28 (b)	3,461,278	3,188,703
Envision Healthcare Corp.
Initial Term Loan
4.514% (1 Month LIBOR + 3.75%), due 10/10/25 (b)(g)(h)	5,245,066	3,182,008
eResearchTechnology, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 2/4/27 (b)	7,926,347	7,896,623
FC Compassus LLC
Term Loan B1
5.00% (1 Month LIBOR + 4.25%), due 12/31/26 (b)(d)	6,376,164	6,262,592
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
2.457% (1 Month LIBOR + 2.00%), due 11/15/27 (b)	3,730,270	3,641,210
HCA, Inc.
Tranche Term Loan B
2.514% (1 Month LIBOR + 1.75%), due 6/30/28 (b)	1,389,500	1,384,869
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
2.438% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	2,640,000	2,601,501
Insulet Corp.
Term Loan B
4.014% (1 Month LIBOR + 3.25%), due 5/4/28 (b)	7,558,000	7,548,552
Journey Personal Care Corp.
Initial Term Loan
5.256% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	4,962,500	4,639,937
LifePoint Health, Inc.
First Lien Term Loan B
4.499% (1 Month LIBOR + 3.75%), due 11/16/25 (b)	4,642,116	4,582,348
Mallinckrodt International Finance SA
2017 Term Loan B
6.246% (3 Month LIBOR + 5.25%), due 9/24/24 (b)(g)(h)	1,986,817	1,846,747
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 4.52%-4.76%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/2/28	$ 8,064,079	$ 7,731,435
First Lien Initial Term Loan C
4.76% (3 Month LIBOR + 3.75%), due 3/2/28	245,454	235,329
Organon & Co.
Dollar Term Loan
3.563% (3 Month LIBOR + 3.00%), due 6/2/28 (b)	8,436,458	8,386,363
Ortho-Clinical Diagnostics, Inc.
Second Amendment New Term Loan
3.452% (1 Month LIBOR + 3.00%), due 6/30/25 (b)	5,606,177	5,589,532
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
4.256% (3 Month LIBOR + 3.25%), due 3/3/28 (b)	8,437,443	8,359,093
Raptor Acquisition Corp.
First Lien Term Loan B
4.934% (3 Month LIBOR + 4.00%), due 11/1/26 (b)	4,250,000	4,225,210
Select Medical Corp.
Tranche Term Loan B
3.02% (1 Month LIBOR + 2.25%), due 3/6/25 (b)	7,354,845	7,283,591
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
3.514% (1 Month LIBOR + 2.75%), due 6/27/25 (b)(d)	1,925,000	1,903,344
Sunshine Luxembourg VII SARL
Facility Term Loan B3
4.756% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	18,745,843	18,574,000
		159,926,983
High Tech Industries 1.5%
Altar Bidco, Inc.
First Lien Initial Term Loan
3.85% (1 Month LIBOR + 3.35%), due 2/1/29 (b)	5,625,000	5,537,109
AP Gaming I LLC
Term Loan B
4.801% (3 Month LIBOR + 4.00%), due 2/15/29 (b)	5,833,333	5,760,417
	Principal Amount	Value

High Tech Industries (continued)
NAB Holdings LLC
Initial Term Loan
3.801% (3 Month LIBOR + 3.00%), due 11/23/28 (b)	$ 8,478,750	$ 8,363,931
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
4.175% (3 Month LIBOR + 3.50%), due 4/4/29 (b)	9,346,154	9,242,683
Trans Union LLC
2021 Incremental Term Loan B6
3.014% (1 Month LIBOR + 2.25%), due 12/1/28 (b)	11,633,213	11,499,698
		40,403,838
Home and Office Furnishings, Housewares & Durable Consumer Products 0.1%
Serta Simmons Bedding LLC
First Lien Initial Term Loan 4.563%-4.714%
(3 Month LIBOR + 3.50%), due 11/8/23 (b)	4,308,927	1,852,839
Hotels, Motels, Inns & Gaming 3.8%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
4.514% (1 Month LIBOR + 3.75%), due 2/2/26 (b)	8,153,115	7,772,633
Caesars Resort Collection LLC (b)
Term Loan B
3.514% (1 Month LIBOR + 2.75%), due 12/23/24	9,513,356	9,462,545
Term Loan B1
4.264% (1 Month LIBOR + 3.50%), due 7/21/25	6,920,750	6,899,123
Churchill Downs, Inc.
Facility Term Loan B
2.77% (1 Month LIBOR + 2.00%), due 12/27/24 (b)	2,393,750	2,375,797
Entain plc
USD Facility Term Loan B
3.743% (6 Month LIBOR + 2.25%), due 3/29/27 (b)	6,805,714	6,748,287
Everi Holdings, Inc.
Term Loan B
3.008% (3 Month LIBOR + 2.50%), due 8/3/28 (b)	4,111,034	4,076,091
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
2.764% (1 Month LIBOR + 2.00%), due 11/30/23 (b)	$ 1,410,900	$ 1,406,491
Golden Entertainment, Inc.
First Lien Facility Term Loan B
3.77% (1 Month LIBOR + 3.00%), due 10/21/24 (b)	1,295,337	1,289,670
Hilton Worldwide Finance LLC
Refinanced Term Loan B2
2.418% (1 Month LIBOR + 1.75%), due 6/22/26 (b)	1,720,157	1,697,848
Oceankey U.S. II Corp.
Initial Term Loan
4.264% (1 Month LIBOR + 3.50%), due 12/15/28 (b)	6,133,333	6,072,000
PCI Gaming Authority
Facility Term Loan B
3.264% (1 Month LIBOR + 2.50%), due 5/29/26 (b)	3,370,300	3,346,074
Penn National Gaming, Inc.
Term Loan B
TBD, due 4/21/29	2,000,000	1,990,834
Facility Term Loan B1
3.014% (1 Month LIBOR + 2.25%), due 10/15/25 (b)	2,386,363	2,379,311
Scientific Games International, Inc.
Initial Term Loan B
3.573% (1 Month LIBOR + 3.00%), due 4/14/29 (b)	15,000,000	14,854,680
Station Casinos LLC
Facility Term Loan B1
3.02% (1 Month LIBOR + 2.25%), due 2/8/27 (b)	6,920,281	6,832,048
Travel + Leisure Co.
Term Loan B
3.014% (1 Month LIBOR + 2.25%), due 5/30/25 (b)	3,860,000	3,777,975
UFC Holdings LLC
First Lien Term Loan B3
3.50% (3 Month LIBOR + 2.75%), due 4/29/26 (b)	9,713,071	9,562,169
Whatabrands LLC
Initial Term Loan B
4.014% (1 Month LIBOR + 3.25%), due 8/3/28 (b)	9,975,000	9,856,547
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Wyndham Hotels & Resorts, Inc.
Term Loan B
2.514% (1 Month LIBOR + 1.75%), due 5/30/25 (b)	$ 2,502,500	$ 2,479,907
		102,880,030
Insurance 3.6%
Acrisure LLC (b)
First Lien 2020 Term Loan
4.264% (1 Month LIBOR + 3.50%), due 2/15/27	6,867,456	6,757,288
First Lien 2021-2 Additional Term Loan
5.014% (1 Month LIBOR + 4.25%), due 2/15/27	4,937,625	4,902,652
Alliant Holdings Intermediate LLC
New Term Loan B4
4.051% (1 Month LIBOR + 3.50%), due 11/5/27 (b)	3,980,000	3,950,647
AmWINS Group, Inc.
Term Loan 3.00%-3.014%
(1 Month LIBOR + 2.25%), due 2/19/28 (b)	8,932,295	8,768,003
AssuredPartners Capital, Inc.
2022 Term Loan
4.70% (1 Month LIBOR + 3.50%), due 2/12/27 (b)	3,000,000	2,951,250
AssuredPartners, Inc.
2020 February Refinancing Term Loan
4.264% (1 Month LIBOR + 3.50%), due 2/12/27 (b)	4,959,925	4,885,526
Asurion LLC (b)
New Term Loan B7
3.764% (1 Month LIBOR + 3.00%), due 11/3/24	793,910	785,773
Replacement Term Loan B6
3.889% (1 Month LIBOR + 3.125%), due 11/3/23	1,872,593	1,863,619
New Term Loan B8
4.014% (1 Month LIBOR + 3.25%), due 12/23/26	1,975,000	1,928,917
New Term Loan B9
4.014% (1 Month LIBOR + 3.25%), due 7/31/27	1,980,000	1,932,975
Second Lien New Term Loan B3
6.014% (1 Month LIBOR + 5.25%), due 1/31/28	8,200,000	7,960,831
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
Asurion LLC (b) (continued)
Second Lien New Term Loan B4
6.014% (1 Month LIBOR + 5.25%), due 1/20/29	$ 10,500,000	$ 10,168,599
Broadstreet Partners, Inc. (b)
2020 Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 1/27/27	5,283,736	5,201,178
Tranche Term Loan B2
4.014% (1 Month LIBOR + 3.25%), due 1/27/27	1,160,833	1,147,290
Hub International Ltd. (b)
Initial Term Loan 3.996%-4.214%
(2 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 4/25/25	1,577,015	1,558,682
Incremental Term Loan B3 4.18%-4.348%
(2 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 4/25/25	9,914,711	9,856,561
NFP Corp.
Closing Date Term Loan
4.014% (1 Month LIBOR + 3.25%), due 2/15/27 (b)	3,363,906	3,300,832
Ryan Specialty Group LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 9/1/27 (b)	3,977,405	3,964,976
Sedgwick Claims Management Services, Inc. (b)
Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 12/31/25	6,825,034	6,751,099
2019 Term Loan
4.514% (1 Month LIBOR + 3.75%), due 9/3/26	2,961,929	2,945,730
USI, Inc. (b)
2017 New Term Loan
4.006% (3 Month LIBOR + 3.00%), due 5/16/24	7,279,923	7,207,124
2021 New Term Loan
4.256% (3 Month LIBOR + 3.25%), due 12/2/26	977,520	967,745
		99,757,297
	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment 0.7%
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
2.488% (1 Month LIBOR + 2.00%), due 5/24/27 (b)	$ 4,241,660	$ 4,162,129
Creative Artists Agency LLC
Closing Date Term Loan
4.514% (1 Month LIBOR + 3.75%), due 11/27/26 (b)	2,443,750	2,431,913
Fitness International LLC (b)
Term Loan A
4.256% (3 Month LIBOR + 3.25%), due 1/8/25	1,530,938	1,416,117
Term Loan B
4.256% (3 Month LIBOR + 3.25%), due 4/18/25	291,959	271,157
Lions Gate Capital Holdings LLC
Term Loan B
3.014% (1 Month LIBOR + 2.25%), due 3/24/25 (b)	1,352,464	1,337,812
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
2.514% (1 Month LIBOR + 1.75%), due 8/29/25 (b)	4,410,432	4,303,479
William Morris Endeavor Entertainment LLC
First Lien Term Loan B1
3.52% (1 Month LIBOR + 2.75%), due 5/18/25 (b)	4,497,422	4,413,096
		18,335,703
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.0%
Advanced Drainage Systems, Inc.
Initial Term Loan
2.75% (1 Month LIBOR + 2.25%), due 7/31/26 (b)	463,393	462,379
Brown Group Holdings LLC
Initial Term Loan
3.506% (3 Month LIBOR + 2.50%), due 6/7/28 (b)	6,949,872	6,842,150
Columbus McKinnon Corp.
Initial Term Loan
3.813% (3 Month LIBOR + 2.75%), due 5/14/28 (b)	6,343,808	6,256,580
CPM Holdings, Inc. (b)
First Lien Initial Term Loan
3.955% (1 Month LIBOR + 3.50%), due 11/17/25	4,433,532	4,383,655
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
CPM Holdings, Inc. (b) (continued)
Second Lien Initial Term Loan
8.705% (1 Month LIBOR + 8.25%), due 11/16/26 (d)(e)	$ 797,980	$ 790,000
Husky Injection Molding Systems Ltd.
Initial Term Loan
3.354% (3 Month LIBOR + 3.00%), due 3/28/25 (b)	6,483,113	6,336,083
Welbilt, Inc.
2018 Term Loan B
3.264% (1 Month LIBOR + 2.50%), due 10/23/25 (b)	1,994,060	1,982,428
		27,053,275
Manufacturing 1.9%
ASP Blade Holdings, Inc.
Initial Term Loan
4.764% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	5,992,941	5,880,574
Clark Equipment Co.
Tranche Term Loan B
TBD, due 4/20/29	500,000	498,215
CP Atlas Buyer, Inc.
Term Loan B
4.514% (1 Month LIBOR + 3.75%), due 11/23/27 (b)	7,430,945	6,958,552
CPG International LLC
Term Loan B
TBD, due 4/20/29	3,750,000	3,707,812
Excelitas Technologies Corp.
First Lien Initial USD Term Loan
4.506% (3 Month LIBOR + 3.50%), due 12/2/24 (b)	1,984,456	1,967,092
FCG Acquisitions, Inc.
First Lien Initial Term Loan
4.514% (1 Month LIBOR + 3.75%), due 3/31/28 (b)	5,959,362	5,838,315
Idemia Group SAS
USD Facility Term Loan B3
5.506% (3 Month LIBOR + 4.50%), due 1/10/26 (b)	2,160,506	2,141,602
II-VI, Inc.
Term Loan B
TBD, due 12/8/28	9,416,667	9,367,229
	Principal Amount	Value

Manufacturing (continued)
Madison IAQ LLC
Term Loan
4.524% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	$ 5,319,800	$ 5,173,505
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
5.00% (1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 8/31/28 (b)	5,979,689	5,944,809
Standard Industries, Inc.
Initial Term Loan
3.788% (3 Month LIBOR + 2.50%), due 9/22/28 (b)	2,487,225	2,480,159
Weber-Stephen Products LLC
Initial Term Loan B
4.014% (1 Month LIBOR + 3.25%), due 10/30/27 (b)	584,222	564,797
Zurn LLC
First Lien Term Loan B
3.014% (1 Month LIBOR + 2.25%), due 10/4/28 (b)	2,144,625	2,136,583
		52,659,244
Media 1.8%
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
3.264% (1 Month LIBOR + 2.50%), due 9/1/28 (b)	11,250,000	11,081,250
Diamond Sports Group LLC
Second Lien Term Loan
3.656% (1 Month LIBOR + 3.25%), due 8/24/26 (b)	2,920,269	957,606
DIRECTV Financing LLC
Closing Date Term Loan
5.764% (1 Month LIBOR + 5.00%), due 8/2/27 (b)	10,314,000	10,264,575
KKR Apple Bidco LLC
First Lien Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 9/22/28 (b)	7,511,175	7,428,019
Mission Broadcasting, Inc.
Term Loan B4
2.955% (1 Month LIBOR + 2.50%), due 6/2/28 (b)	1,389,500	1,376,597
Radiate Holdco LLC
Amendment No. 6 Term Loan
4.014% (1 Month LIBOR + 3.25%), due 9/25/26 (b)	9,640,693	9,505,126
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Media (continued)
Sinclair Television Group, Inc. (b)
Term Loan B3
3.77% (1 Month LIBOR + 3.00%), due 4/1/28	$ 2,977,500	$ 2,860,880
Term Loan B4
4.421% (1 Month LIBOR + 3.75%), due 4/21/29	6,000,000	5,812,500
		49,286,553
Mining, Steel, Iron & Non-Precious Metals 0.8%
American Rock Salt Co. LLC
First Lien Initial Term Loan
4.76% (1 Month LIBOR + 4.00%), due 6/9/28 (b)	5,482,509	5,429,970
Gates Global LLC
Initial Dollar Term Loan B3
3.264% (1 Month LIBOR + 2.50%), due 3/31/27 (b)	10,893,006	10,679,035
Graftech International Ltd.
Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 2/12/25 (b)	1,226,258	1,216,295
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
3.764% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	2,319,792	2,284,995
U.S. Silica Co.
Term Loan
5.00% (1 Month LIBOR + 4.00%), due 5/1/25 (b)	3,415,181	3,370,356
		22,980,651
Oil & Gas 1.9%
AL GCX Holdings LLC
Term Loan B
TBD, due 1/1/28	1,500,000	1,494,375
Buckeye Partners LP
2021 Tranche Term Loan B1
2.707% (1 Month LIBOR + 2.25%), due 11/1/26 (b)	2,327,723	2,311,138
ChampionX Corp.
Initial Term Loan
3.313% (1 Month LIBOR + 2.50%), due 5/9/25 (b)(d)	472,289	467,173
	Principal Amount	Value

Oil & Gas (continued)
DT Midstream, Inc.
Initial Term Loan
2.50% (3 Month LIBOR + 2.00%), due 6/26/28 (b)	$ 1,277,850	$ 1,275,671
Fleet Midco I Ltd.
Facility Term Loan B
3.764% (1 Month LIBOR + 3.00%), due 10/7/26 (b)	3,213,635	3,157,396
GIP III Stetson I LP
Initial Term Loan
5.014% (1 Month LIBOR + 4.25%), due 7/18/25 (b)(d)	2,083,447	2,030,059
Keane Group Holdings LLC
Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 5/25/25 (b)	5,427,827	5,353,194
Lucid Energy Group II Borrower LLC
2021 Initial Term Loan
5.00% (1 Month LIBOR + 4.25%), due 11/24/28 (b)	4,115,892	4,075,589
Medallion Midland Acquisition LLC
Initial Term Loan
4.514% (1 Month LIBOR + 3.75%), due 10/18/28 (b)	4,821,195	4,806,129
Murphy Oil USA, Inc.
Tranche Term Loan B
2.25% (1 Month LIBOR + 1.75%), due 1/31/28 (b)	792,000	790,020
NorthRiver Midstream Finance LP
Initial Term Loan B
4.217% (3 Month LIBOR + 3.25%), due 10/1/25 (b)	5,702,000	5,663,985
Oryx Midstream Services Permian Basin LLC
Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 10/5/28 (b)	3,990,000	3,967,556
PES Holdings LLC
Tranche Term Loan C
TBD (3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/22 (b)(d)(f)(g)(h)	1,911,382	57,341
Prairie ECI Acquiror LP
Initial Term Loan
5.514% (1 Month LIBOR + 4.75%), due 3/11/26 (b)	5,250,723	5,129,956
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
TransMontaigne Operating Co. LP
Tranche Term Loan B 4.00%-4.054%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 11/17/28 (b)	$ 4,987,500	$ 4,960,483
Traverse Midstream Partners LLC
Advance Term Loan 5.384%-5.95%
(3 Month LIBOR + 4.25%, 6 Month LIBOR + 4.25%), due 9/27/24 (b)	3,218,169	3,204,759
Veritas U.S., Inc.
2021 Dollar Term Loan B
6.00% (3 Month LIBOR + 5.00%), due 9/1/25 (b)	2,778,894	2,542,688
		51,287,512
Packaging 0.2%
LABL, Inc.
Initial Dollar Term Loan
5.764% (1 Month LIBOR + 5.00%), due 10/29/28 (b)	2,693,250	2,636,692
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
3.313% (1 Month LIBOR + 2.50%), due 12/1/28 (b)	1,995,000	1,956,347
		4,593,039
Personal & Nondurable Consumer Products 1.8%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
4.00% (3 Month LIBOR + 3.50%), due 12/21/28 (b)	11,120,000	11,022,700
Foundation Building Materials, Inc.
First Lien Initial Term Loan 4.014%-4.489%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 1/31/28 (b)	6,213,100	5,975,449
Hunter Douglas Holding BV
Tranche Term Loan B1
4.00% (3 Month LIBOR + 3.50%), due 2/26/29 (b)	15,000,000	14,240,625
Leslie's Poolmart, Inc.
Initial Term Loan
3.019% (3 Month LIBOR + 2.50%), due 3/9/28 (b)	9,930,000	9,781,050
	Principal Amount	Value

Personal & Nondurable Consumer Products (continued)
Michaels Cos., Inc. (The)
Term Loan B
5.256% (3 Month LIBOR + 4.25%), due 4/15/28 (b)	$ 4,754,025	$ 4,332,105
Perrigo Co. plc
Initial Term Loan B
3.14% (1 Month LIBOR + 2.50%), due 4/20/29 (b)	3,181,818	3,165,909
Prestige Brands, Inc.
Term Loan B5
2.50% (1 Month LIBOR + 2.00%), due 7/3/28 (b)	1,680,000	1,675,333
Spectrum Brands, Inc.
2021 Term Loan
2.764% (1 Month LIBOR + 2.00%), due 3/3/28 (b)	297,000	294,030
		50,487,201
Personal & Nondurable Consumer Products (Manufacturing Only) 0.5%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
2.764% (1 Month LIBOR + 2.00%), due 1/15/27 (b)	2,681,250	2,641,031
Hercules Achievement, Inc.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/16/24 (b)	4,308,916	4,137,637
SRAM LLC
Initial Term Loan 3.25%-3.258%
(1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%, 6 Month LIBOR + 2.75%), due 5/18/28 (b)	6,109,091	6,040,364
		12,819,032
Personal Transportation 0.6%
First Student Bidco, Inc. (b)
Initial Term Loan B
3.983% (3 Month LIBOR + 3.00%), due 7/21/28	7,668,514	7,519,937
Initial Term Loan C
3.983% (3 Month LIBOR + 3.00%), due 7/21/28	2,837,754	2,782,773
Uber Technologies, Inc. (b)
2021 Incremental Term Loan
4.264% (1 Month LIBOR + 3.50%), due 4/4/25	5,655,192	5,631,333
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Personal Transportation (continued)
Uber Technologies, Inc. (b) (continued)
2021 Refinancing Term Loan
4.264% (1 Month LIBOR + 3.50%), due 2/25/27	$ 1,979,058	$ 1,969,516
		17,903,559
Personal, Food & Miscellaneous Services 1.5%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
2.514% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	5,068,981	4,965,487
Aramark Intermediate HoldCo Corp. (b)
U.S. Term Loan B3
2.514% (1 Month LIBOR + 1.75%), due 3/11/25	1,480,650	1,452,426
U.S. Term Loan B4
2.514% (1 Month LIBOR + 1.75%), due 1/15/27	1,631,875	1,599,918
U.S. Term Loan B5
3.264% (1 Month LIBOR + 2.50%), due 4/6/28	7,611,889	7,511,031
Hayward Industries, Inc.
First Lien Refinancing Term Loan
3.264% (1 Month LIBOR + 2.50%), due 5/30/28 (b)	5,657,250	5,593,606
Hillman Group, Inc. (The) (b)
Initial Delayed Draw Term Loan 2.75%-3.381%
(1 Month LIBOR + 2.75%), due 7/14/28	31,347	30,462
Initial Term Loan
3.382% (1 Month LIBOR + 2.75%), due 7/14/28	1,635,942	1,589,727
IRB Holding Corp. (b)
2022 Replacement Term Loan B
3.75% (3 Month LIBOR + 3.00%), due 12/15/27	9,057,033	8,921,178
2020 Replacement Term Loan B
3.756% (3 Month LIBOR + 2.75%), due 2/5/25	7,380,408	7,306,604
KFC Holding Co.
2021 Term Loan B
2.304% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	2,194,915	2,182,568
		41,153,007
	Principal Amount	Value

Pharmaceuticals 0.2%
Padagis LLC
Term Loan B
5.719% (3 Month LIBOR + 4.75%), due 7/6/28 (b)	$ 5,011,765	$ 4,999,235
Printing & Publishing 0.6%
Getty Images, Inc.
Initial Dollar Term Loan
5.063% (3 Month LIBOR + 4.50%), due 2/19/26 (b)	3,982,684	3,962,771
Severin Acquisition LLC
First Lien Initial Term Loan
3.668% (1 Month LIBOR + 3.00%), due 8/1/25 (b)	4,386,043	4,338,068
Springer Nature Deutschland GmbH
Initial Term Loan B18
3.75% (3 Month LIBOR + 3.00%), due 8/14/26 (b)	6,992,564	6,945,945
		15,246,784
Radio and TV Broadcasting 0.0% ‡
Nielsen Finance LLC
Term Loan B4
2.488% (1 Month LIBOR + 2.00%), due 10/4/23 (b)	722,413	721,239
Retail 0.6%
Great Outdoors Group LLC
Term Loan B2
4.514% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	16,727,120	16,538,940
Retail Store 1.4%
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
2.525% (1 Month LIBOR + 2.00%), due 2/3/24 (b)	2,909,968	2,908,350
EG Group Ltd. (b)
USD Facility Term Loan B
5.006% (3 Month LIBOR + 4.00%), due 2/7/25	1,222,351	1,193,575
USD Additional Facility Term Loan
5.006% (3 Month LIBOR + 4.00%), due 2/7/25	1,430,382	1,396,708
USD Additional Facility Term Loan
5.256% (3 Month LIBOR + 4.25%), due 3/31/26	5,980,150	5,850,081
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Retail Store (continued)
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
3.514% (1 Month LIBOR + 2.75%), due 10/19/27 (b)	$ 6,945,852	$ 6,702,747
PetSmart LLC
Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/11/28 (b)	9,031,750	8,936,917
Rising Tide Holdings, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.75%), due 6/1/28 (b)	4,327,300	4,146,094
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
4.45% (1 Month LIBOR + 3.75%), due 10/19/27 (b)	6,908,822	6,725,310
		37,859,782
Services: Business 4.7%
Avis Budget Car Rental LLC
Tranche Term Loan C
4.30% (1 Month LIBOR + 3.50%), due 3/16/29 (b)	5,000,000	4,985,415
ConnectWise LLC
Initial Term Loan
4.264% (1 Month LIBOR + 3.50%), due 9/29/28 (b)	3,591,000	3,560,477
Dun & Bradstreet Corp. (The) (b)
Initial Borrowing Term Loan
3.918% (1 Month LIBOR + 3.25%), due 2/6/26	8,074,022	8,010,100
2022 Incremental Term Loan B2
3.919% (1 Month LIBOR + 3.25%), due 1/18/29	700,000	694,093
Electron Bidco, Inc.
First Lien Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 11/1/28 (b)	12,666,667	12,551,881
Element Materials Technology Group US Holdings, Inc.
Term Loan B
TBD, due 4/12/29	1,915,790	1,911,598
GIP II Blue Holding LP
Initial Term Loan
5.506% (3 Month LIBOR + 4.50%), due 9/29/28 (b)	$ 4,643,333	4,623,599
	Principal Amount	Value

Services: Business (continued)
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
5.256% (3 Month LIBOR + 4.25%), due 8/19/28 (b)	$ 9,077,000	$ 9,054,307
Icon plc (b)
Lux Term Loan
3.313% (3 Month LIBOR + 2.25%), due 7/3/28	6,482,957	6,434,335
U.S. Term Loan
3.313% (3 Month LIBOR + 2.25%), due 7/3/28	1,615,233	1,604,464
Indy U.S. Bidco LLC
2021 Refinancing Dollar Term Loan 4.207%-4.513%
(1 Month LIBOR + 3.75%), due 3/6/28 (b)	8,430,150	8,380,977
Intrado Corp.
Initial Term Loan B
5.00% (1 Month LIBOR + 4.00%), due 10/10/24 (b)	3,352,732	3,131,311
Mercury Borrower, Inc.
First Lien Initial Term Loan
4.563% (3 Month LIBOR + 3.50%), due 8/2/28 (b)	11,176,000	10,999,050
Mitchell International, Inc. (b)
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 10/15/28	3,333,333	3,279,167
Second Lien Initial Term Loan
7.00% (3 Month LIBOR + 6.50%), due 10/15/29	1,800,000	1,761,750
MPH Acquisition Holdings LLC
Initial Term Loan
4.758% (3 Month LIBOR + 4.25%), due 9/1/28 (b)	4,975,000	4,772,448
Orbit Private Holdings I Ltd.
First Lien Initial Dollar Term Loan
5.203% (3 Month LIBOR + 4.50%), due 12/11/28 (b)	3,662,500	3,646,477
PECF USS Intermediate Holding III Corp.
Initial Term Loan
4.758% (3 Month LIBOR + 4.25%), due 12/15/28 (b)	10,990,000	10,818,281
Phoenix Newco, Inc.
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 11/15/28 (b)	9,500,000	9,425,786
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
Polaris Newco LLC
First Lien Dollar Term Loan
4.50% (1 Month LIBOR + 4.00%), due 6/2/28 (b)	$ 11,012,867	$ 10,922,628
Project Boost Purchaser LLC (b)
2021 Tranche Term Loan 2
4.264% (1 Month LIBOR + 3.50%), due 5/30/26	4,714,375	4,634,820
First Lien Tranche 1 Term Loan
4.264% (1 Month LIBOR + 3.50%), due 6/1/26	1,994,885	1,962,468
Vizient, Inc.
Term Loan B
TBD, due 1/1/28	2,250,000	2,227,500
		129,392,932
Software 3.7%
AppLovin Corp.
Amendment No. 6 New Term Loan
3.764% (1 Month LIBOR + 3.00%), due 10/25/28 (b)	4,793,000	4,756,056
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
4.514% (1 Month LIBOR + 3.75%), due 10/16/28 (b)	3,625,000	3,568,359
Informatica LLC
Initial Term Loan
3.563% (1 Month LIBOR + 2.75%), due 10/27/28 (b)	11,840,000	11,647,600
Magenta Buyer LLC
First Lien Initial Term Loan
6.23% (3 Month LIBOR + 5.00%), due 7/27/28 (b)	6,268,500	6,188,188
McAfee Corp.
Tranche Term Loan B1
4.50% (1 Month LIBOR + 4.00%), due 3/1/29 (b)	10,000,000	9,802,500
Mitnick Corp. Purchaser, Inc.
Term Loan
TBD, due 4/20/29	5,500,000	5,484,875
Nortonlifelock, Inc.
Term Loan B
TBD, due 1/28/29	16,800,000	16,527,000
Ping Identity Corp.
Term Loan
4.55% (1 Month LIBOR + 3.75%), due 11/23/28 (b)	3,333,333	3,291,667
	Principal Amount	Value

Software (continued)
Quest Software U.S. Holdings, Inc.
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 4.25%), due 2/1/29 (b)	$ 6,562,500	$ 6,435,351
Sophia LP
First Lien Term Loan B
4.256% (3 Month LIBOR + 3.25%), due 10/7/27 (b)	2,866,731	2,831,791
Sovos Compliance LLC
First Lien Initial Term Loan
5.264% (1 Month LIBOR + 4.50%), due 8/11/28 (b)	3,827,735	3,821,756
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
4.212% (3 Month LIBOR + 3.25%), due 5/4/26	13,165,107	13,014,643
First Lien Initial Term Loan
4.756% (3 Month LIBOR + 3.75%), due 5/4/26	4,950,000	4,927,903
Second Lien 2021 Incremental Term Loan
6.212% (3 Month LIBOR + 5.25%), due 5/3/27	3,300,000	3,280,200
Vision Solutions, Inc.
First Lien Third Incremental Term Loan
5.184% (3 Month LIBOR + 4.00%), due 4/24/28 (b)	6,802,907	6,692,360
		102,270,249
Telecommunications 3.3%
Avaya, Inc.
Tranche Term Loan B2
4.554% (1 Month LIBOR + 4.00%), due 12/15/27 (b)	3,947,115	3,881,001
Azalea TopCo, Inc. (b)
First Lien Initial Term Loan 4.264%-4.739%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 7/24/26	2,437,500	2,400,501
First Lien 2021 Term Loan
4.50% (3 Month LIBOR + 3.75%), due 7/24/26	1,985,000	1,958,947
First Lien 2022 Incremental Term Loan
4.884% (3 Month LIBOR + 3.75%), due 7/24/26	3,000,000	2,956,875
Cablevision Lightpath LLC
Initial Term Loan
3.804% (1 Month LIBOR + 3.25%), due 11/30/27 (b)	5,084,177	5,033,335
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/11/26 (b)	$ 9,654,596	$ 9,586,212
CSC Holdings LLC
September 2019 Initial Term Loan
3.054% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	9,544,228	9,349,364
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.00%), due 5/1/24 (b)(d)	1,428,750	1,406,723
Frontier Communications Holdings LLC
Term Loan B
4.813% (3 Month LIBOR + 3.75%), due 5/1/28 (b)	5,801,450	5,712,009
Gogo Intermediate Holdings LLC
Initial Term Loan
4.989% (3 Month LIBOR + 3.75%), due 4/30/28 (b)	9,443,700	9,342,180
Intelsat Jackson Holdings SA
Term Loan B
4.92% (3 Month LIBOR + 4.25%), due 2/1/29 (b)	6,982,199	6,766,917
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
2.514% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	2,500,000	2,413,125
Lumen Technologies, Inc.
Term Loan B
3.014% (1 Month LIBOR + 2.25%), due 3/15/27 (b)	10,597,392	10,151,422
Redstone HoldCo 2 LP
First Lien Initial Term Loan
5.934% (3 Month LIBOR + 4.75%), due 4/27/28 (b)	2,482,512	2,380,883
SBA Senior Finance II LLC
Initial Term Loan
2.52% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	6,282,701	6,172,754
Telesat Canada
Term Loan B5
3.52% (1 Month LIBOR + 2.75%), due 12/7/26 (b)	2,034,078	1,471,316
	Principal Amount	Value

Telecommunications (continued)
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
3.764% (1 Month LIBOR + 3.00%), due 3/9/27 (b)	$ 9,075,110	$ 8,594,882
		89,578,446
Utilities 1.4%
Astoria Energy LLC
2020 Advance Term Loan B
4.506% (3 Month LIBOR + 3.50%), due 12/10/27 (b)	910,058	895,757
Brookfield WEC Holdings, Inc.
First Lien 2021 Initial Term Loan
3.514% (1 Month LIBOR + 2.75%), due 8/1/25 (b)	10,319,375	10,134,091
Calpine Corp.
2019 Term Loan
2.77% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	2,042,250	2,013,532
Compass Power Generation LLC
Tranche Term Loan B2
5.364% (3 Month LIBOR + 4.25%), due 4/14/29 (b)	2,125,000	2,074,531
Constellation Renewables LLC
Term Loan
3.50% (3 Month LIBOR + 2.50%), due 12/15/27 (b)	2,639,240	2,628,105
Edgewater Generation LLC
Term Loan
4.514% (1 Month LIBOR + 3.75%), due 12/13/25 (b)	4,831,512	4,470,154
Granite Generation LLC
Term Loan 4.75%-4.756%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 11/9/26 (b)	6,428,404	6,295,375
Hamilton Projects Acquiror LLC
Term Loan
5.506% (3 Month LIBOR + 4.50%), due 6/17/27 (b)	2,456,250	2,447,479
PG&E Corp.
Term Loan
3.813% (1 Month LIBOR + 3.00%), due 6/23/25 (b)	3,193,125	3,146,560
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
Vistra Operations Co. LLC
2018 Incremental Term Loan 2.304%-2.514%
(1 Month LIBOR + 1.75%), due 12/31/25 (b)	$ 4,917,596	$ 4,848,862
		38,954,446
Water 0.3%
Osmosis Buyer Ltd.
Term Loan
TBD, due 7/31/28	4,074,074	4,006,171
2022 Refinanciang Term Loan B
4.25% (1 Month LIBOR + 3.75%), due 7/31/28 (b)	5,600,000	5,516,000
		9,522,171
Total Loan Assignments (Cost $2,456,957,477)		2,412,837,582
Total Long-Term Bonds (Cost $2,583,544,707)		2,533,310,360

	Shares
Affiliated Investment Company 0.4%
Fixed Income Fund 0.4%
MainStay MacKay High Yield Corporate Bond Fund Class I	2,399,065	12,475,619
Total Affiliated Investment Company (Cost $13,596,813)		12,475,619
Common Stocks 0.0% ‡
Communications Equipment 0.0% ‡
Energy Future Holdings Corp. (d)(e)(i)(j)	175,418	—
Millennium Corporate Trust (d)(e)(i)(j)	4,973	—
Millennium Lender Trust (d)(e)(i)(j)	5,298	—
		—
Metals & Mining 0.0% ‡
Ameriforge Group, Inc. (d)(e)(i)(j)	60,753	116,038
Total Common Stocks (Cost $2,091,921)		116,038
Exchange-Traded Funds 1.8%
Invesco Senior Loan ETF (k)	1,355,000	29,213,800
	Shares	Value

SPDR Blackstone Senior Loan ETF (k)	437,000	$ 19,433,390
Total Exchange-Traded Funds (Cost $50,097,017)		48,647,190

	Number of Rights
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp.
Expires 12/31/46 (d)(e)(i)(j)	107,130	98,559
Total Rights (Cost $87,847)		98,559

	Number of Warrants
Warrants 0.0% ‡
Health Care Equipment & Supplies 0.0% ‡
Carestream Health, Inc.
Expires 8/5/23 (d)(e)(i)(j)	72	1
Health Care Providers & Services 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (d)(e)(i)(j)(l)	26	0
Total Warrants (Cost $0)		1

	Shares
Short-Term Investments 16.6%
Unaffiliated Investment Companies 1.8%
BlackRock Liquidity FedFund, 0.375% (m)(n)	23,000,000	23,000,000
Invesco Government & Agency Portfolio, 0.419% (m)(n)	26,691,840	26,691,840
Total Unaffiliated Investment Companies (Cost $49,691,840)		49,691,840

	Principal Amount
U.S. Treasury Debt 14.8%
U.S. Treasury Bills (o)
0.157%, due 5/3/22	$ 132,833,000	132,832,668
0.183%, due 5/10/22	100,000,000	99,997,500
0.292%, due 5/17/22	115,500,000	115,490,977
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
U.S. Treasury Debt (continued)
U.S. Treasury Bills (o) (continued)
0.383%, due 5/24/22	$ 31,000,000	$ 30,994,553
0.384%, due 6/2/22	19,000,000	18,994,597
0.392%, due 6/7/22	4,000,000	3,998,337
Total U.S. Treasury Debt (Cost $402,296,582)		402,308,632
Total Short-Term Investments (Cost $451,988,422)		452,000,472
Total Investments (Cost $3,101,406,727)	111.6%	3,046,648,239
Other Assets, Less Liabilities	(11.6)	(316,846,070)
Net Assets	100.0%	$ 2,729,802,169

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(c)	Delayed delivery security.
(d)	Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $25,347,285, which represented 0.9% of the Fund’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(g)	Issue in default.
(h)	Issue in non-accrual status.
(i)
Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2022, the total market value was $214,598, which represented less than one-tenth of a percent of the Fund’s net assets.

(j)	Non-income producing security.
(k)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $48,439,984. The Fund received cash collateral with a value of $49,691,840. (See Note 2(H))

(l)	Less than $1.
(m)	Current yield as of April 30, 2022.
(n)	Represents a security purchased with cash collateral received for securities on loan.
(o)	Interest rate shown represents yield to maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

38	MainStay Floating Rate Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 13,501	$ —	$ —	$ —	$ (1,025)	$ 12,476	$ 337	$ —	2,399

Abbreviation(s):
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 63,375,493	$ —	$ 63,375,493
Corporate Bonds	—	57,097,285	—	57,097,285
Loan Assignments	—	2,410,087,150	2,750,432	2,412,837,582
Total Long-Term Bonds	—	2,530,559,928	2,750,432	2,533,310,360
Affiliated Investment Company
Fixed Income Fund	12,475,619	—	—	12,475,619
Common Stocks	—	—	116,038	116,038
Exchange-Traded Funds	48,647,190	—	—	48,647,190
Rights	—	—	98,559	98,559
Warrants	—	—	1	1
Short-Term Investments
Unaffiliated Investment Companies	49,691,840	—	—	49,691,840
U.S. Treasury Debt	—	402,308,632	—	402,308,632
Total Short-Term Investments	49,691,840	402,308,632	—	452,000,472
Total Investments in Securities	$ 110,814,649	$ 2,932,868,560	$ 2,965,030	$ 3,046,648,239

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $3,087,809,914) including securities on loan of $48,439,984	$3,034,172,620
Investment in affiliated investment companies, at value (identified cost $13,596,813)	12,475,619
Cash	4,238,858
Receivables:
Fund shares sold	25,768,643
Interest	5,172,561
Investment securities sold	3,449,413
Securities lending	68,524
Other assets	326,977
Total assets	3,085,673,215
Liabilities
Cash collateral received for securities on loan	49,691,840
Unrealized depreciation on unfunded commitments (See Note 5)	53,373
Payables:
Investment securities purchased	297,732,124
Fund shares redeemed	5,468,477
Manager (See Note 3)	1,283,414
Transfer agent (See Note 3)	342,450
NYLIFE Distributors (See Note 3)	163,720
Shareholder communication	52,796
Professional fees	24,627
Custodian	18,434
Distributions payable	1,039,791
Total liabilities	355,871,046
Net assets	$2,729,802,169
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$304,537
Additional paid-in-capital	2,875,484,749
2,875,789,286
Total distributable earnings (loss)	(145,987,117)
Net assets	$2,729,802,169
Class A
Net assets applicable to outstanding shares	$531,710,907
Shares of beneficial interest outstanding	59,326,329
Net asset value per share outstanding	$8.96
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$9.24
Investor Class
Net assets applicable to outstanding shares	$18,910,420
Shares of beneficial interest outstanding	2,109,812
Net asset value per share outstanding	$8.96
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$9.19
Class B
Net assets applicable to outstanding shares	$758,101
Shares of beneficial interest outstanding	84,513
Net asset value and offering price per share outstanding	$8.97
Class C
Net assets applicable to outstanding shares	$66,005,122
Shares of beneficial interest outstanding	7,362,147
Net asset value and offering price per share outstanding	$8.97
Class I
Net assets applicable to outstanding shares	$1,706,929,036
Shares of beneficial interest outstanding	190,430,606
Net asset value and offering price per share outstanding	$8.96
Class R3
Net assets applicable to outstanding shares	$755,508
Shares of beneficial interest outstanding	84,280
Net asset value and offering price per share outstanding	$8.96
Class R6
Net assets applicable to outstanding shares	$404,706,671
Shares of beneficial interest outstanding	45,136,196
Net asset value and offering price per share outstanding	$8.97
SIMPLE Class
Net assets applicable to outstanding shares	$26,404
Shares of beneficial interest outstanding	2,945
Net asset value and offering price per share outstanding	$8.97
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

40	MainStay Floating Rate Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$41,640,777
Dividends-unaffiliated	913,662
Dividends-affiliated	336,829
Securities lending	174,924
Total income	43,066,192
Expenses
Manager (See Note 3)	6,743,577
Transfer agent (See Note 3)	1,072,908
Distribution/Service—Class A (See Note 3)	562,564
Distribution/Service—Investor Class (See Note 3)	23,682
Distribution/Service—Class B (See Note 3)	3,994
Distribution/Service—Class C (See Note 3)	283,508
Distribution/Service—Class R3 (See Note 3)	1,778
Distribution/Service—SIMPLE Class (See Note 3)	65
Registration	131,626
Professional fees	94,708
Shareholder communication	39,365
Custodian	19,062
Trustees	18,056
Shareholder service (See Note 3)	356
Miscellaneous	44,012
Total expenses	9,039,261
Net investment income (loss)	34,026,931
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(921,387)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(43,713,685)
Affiliated investments	(1,025,840)
Unfunded commitments	(58,463)
Net change in unrealized appreciation (depreciation)	(44,797,988)
Net realized and unrealized gain (loss)	(45,719,375)
Net increase (decrease) in net assets resulting from operations	$(11,692,444)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,026,931	$44,320,664
Net realized gain (loss)	(921,387)	(5,286,664)
Net change in unrealized appreciation (depreciation)	(44,797,988)	33,400,606
Net increase (decrease) in net assets resulting from operations	(11,692,444)	72,434,606
Distributions to shareholders:
Class A	(6,211,247)	(8,877,779)
Investor Class	(252,362)	(513,155)
Class B	(7,642)	(20,388)
Class C	(539,448)	(969,119)
Class I	(20,919,486)	(24,392,511)
Class R3	(8,575)	(13,109)
Class R6	(5,951,934)	(7,525,422)
SIMPLE Class	(318)	(606)
Total distributions to shareholders	(33,891,012)	(42,312,089)
Capital share transactions:
Net proceeds from sales of shares	1,118,766,013	1,441,425,937
Net asset value of shares issued to shareholders in reinvestment of distributions	28,973,063	37,317,100
Cost of shares redeemed	(395,974,397)	(408,186,068)
Increase (decrease) in net assets derived from capital share transactions	751,764,679	1,070,556,969
Net increase (decrease) in net assets	706,181,223	1,100,679,486
Net Assets
Beginning of period	2,023,620,946	922,941,460
End of period	$2,729,802,169	$2,023,620,946
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

42	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.13	$8.84	$9.02	$9.28	$9.35	$9.29
Net investment income (loss)	0.12(a)	0.25(a)	0.31(a)	0.43(a)	0.40	0.35
Net realized and unrealized gain (loss)	(0.17)	0.28	(0.18)	(0.26)	(0.07)	0.06
Total from investment operations	(0.05)	0.53	0.13	0.17	0.33	0.41
Less distributions:
From net investment income	(0.12)	(0.24)	(0.31)	(0.43)	(0.40)	(0.35)
Net asset value at end of period	$8.96	$9.13	$8.84	$9.02	$9.28	$9.35
Total investment return (b)	(0.50)%	6.05%	1.55%	1.94%	3.54%	4.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%††	2.78%	3.56%	4.76%	4.23%	3.76%
Net expenses (c)	0.97%††	1.02%	1.14%	1.09%	1.05%	1.01%
Portfolio turnover rate	8%	22%	22%	19%	32%	58%
Net assets at end of period (in 000’s)	$531,711	$397,101	$279,188	$338,392	$383,590	$371,186

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.13	$8.84	$9.02	$9.28	$9.35	$9.29
Net investment income (loss)	0.12(a)	0.24(a)	0.31(a)	0.43(a)	0.40	0.35
Net realized and unrealized gain (loss)	(0.17)	0.28	(0.18)	(0.26)	(0.07)	0.06
Total from investment operations	(0.05)	0.52	0.13	0.17	0.33	0.41
Less distributions:
From net investment income	(0.12)	(0.23)	(0.31)	(0.43)	(0.40)	(0.35)
Net asset value at end of period	$8.96	$9.13	$8.84	$9.02	$9.28	$9.35
Total investment return (b)	(0.55)%	5.96%	1.55%	1.95%	3.54%	4.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%††	2.67%	3.55%	4.77%	4.24%	3.66%
Net expenses (c)	1.08%††	1.12%	1.13%	1.08%	1.05%	1.06%
Portfolio turnover rate	8%	22%	22%	19%	32%	58%
Net assets at end of period (in 000's)	$18,910	$19,314	$20,569	$23,496	$21,731	$21,238

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.14	$8.85	$9.03	$9.28	$9.36	$9.29
Net investment income (loss)	0.09(a)	0.17(a)	0.25(a)	0.37(a)	0.33	0.28
Net realized and unrealized gain (loss)	(0.17)	0.28	(0.18)	(0.25)	(0.08)	0.07
Total from investment operations	(0.08)	0.45	0.07	0.12	0.25	0.35
Less distributions:
From net investment income	(0.09)	(0.16)	(0.25)	(0.37)	(0.33)	(0.28)
Net asset value at end of period	$8.97	$9.14	$8.85	$9.03	$9.28	$9.36
Total investment return (b)	(0.92)%	5.16%	0.79%	1.19%	2.66%(c)	3.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%††	1.90%	2.87%	4.04%	3.47%	2.92%
Net expenses (d)	1.83%††	1.88%	1.88%	1.83%	1.80%	1.81%
Portfolio turnover rate	8%	22%	22%	19%	32%	58%
Net assets at end of period (in 000’s)	$758	$897	$1,584	$3,119	$5,259	$6,536

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.13	$8.84	$9.03	$9.28	$9.36	$9.29
Net investment income (loss)	0.09(a)	0.17(a)	0.25(a)	0.37(a)	0.33	0.28
Net realized and unrealized gain (loss)	(0.16)	0.28	(0.19)	(0.25)	(0.08)	0.07
Total from investment operations	(0.07)	0.45	0.06	0.12	0.25	0.35
Less distributions:
From net investment income	(0.09)	(0.16)	(0.25)	(0.37)	(0.33)	(0.28)
Net asset value at end of period	$8.97	$9.13	$8.84	$9.03	$9.28	$9.36
Total investment return (b)	(0.81)%	5.17%	0.68%	1.30%	2.66%(c)	3.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%††	1.91%	2.85%	4.03%	3.48%	2.94%
Net expenses (d)	1.83%††	1.88%	1.88%	1.83%	1.80%	1.81%
Portfolio turnover rate	8%	22%	22%	19%	32%	58%
Net assets at end of period (in 000’s)	$66,005	$52,522	$55,153	$86,012	$142,134	$154,399

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

44	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.13	$8.84	$9.03	$9.28	$9.35	$9.29
Net investment income (loss)	0.14(a)	0.28(a)	0.33(a)	0.46(a)	0.42	0.38
Net realized and unrealized gain (loss)	(0.17)	0.27	(0.19)	(0.25)	(0.07)	0.06
Total from investment operations	(0.03)	0.55	0.14	0.21	0.35	0.44
Less distributions:
From net investment income	(0.14)	(0.26)	(0.33)	(0.46)	(0.42)	(0.38)
Net asset value at end of period	$8.96	$9.13	$8.84	$9.03	$9.28	$9.35
Total investment return (b)	(0.39)%	6.31%	1.69%	2.31%	3.80%	4.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.02%††	3.04%	3.85%	5.02%	4.49%	4.01%
Net expenses (c)	0.72%††	0.77%	0.89%	0.84%	0.80%	0.76%
Portfolio turnover rate	8%	22%	22%	19%	32%	58%
Net assets at end of period (in 000’s)	$1,706,929	$1,186,421	$445,468	$716,692	$1,048,033	$943,093

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.13	$8.84	$9.03	$9.28	$9.35	$9.29
Net investment income (loss)	0.11(a)	0.22(a)	0.28(a)	0.40(a)	0.36	0.32
Net realized and unrealized gain (loss)	(0.17)	0.28	(0.19)	(0.25)	(0.07)	0.06
Total from investment operations	(0.06)	0.50	0.09	0.15	0.29	0.38
Less distributions:
From net investment income	(0.11)	(0.21)	(0.28)	(0.40)	(0.36)	(0.32)
Net asset value at end of period	$8.96	$9.13	$8.84	$9.03	$9.28	$9.35
Total investment return (b)	(0.68)%	5.68%	1.08%	1.69%	3.18%	4.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42%††	2.43%	3.14%	4.37%	3.97%	3.52%
Net expenses (c)	1.32%††	1.37%	1.49%	1.43%	1.40%	1.35%
Portfolio turnover rate	8%	22%	22%	19%	32%	58%
Net assets at end of period (in 000’s)	$756	$620	$523	$436	$379	$62

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,		February 28, 2019^ through October 31, 2019
Class R6		2021	2020
Net asset value at beginning of period	$9.13	$8.84	$9.03	$9.18
Net investment income (loss) (a)	0.14	0.30	0.35	0.32
Net realized and unrealized gain (loss)	(0.16)	0.27	(0.19)	(0.15)
Total from investment operations	(0.02)	0.57	0.16	0.17
Less distributions:
From net investment income	(0.14)	(0.28)	(0.35)	(0.32)
Net asset value at end of period	$8.97	$9.13	$8.84	$9.03
Total investment return (b)	(0.22)%	6.47%	1.92%	1.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13%††	3.24%	3.99%	5.18%††
Net expenses (c)	0.62%††	0.62%	0.67%	0.64%††
Portfolio turnover rate	8%	22%	22%	19%
Net assets at end of period (in 000’s)	$404,707	$366,720	$120,432	$71,077

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$9.13	$8.84	$8.83**
Net investment income (loss) (a)	0.11	0.22	0.04
Net realized and unrealized gain (loss)	(0.16)	0.28	0.01
Total from investment operations	(0.05)	0.50	0.05
Less distributions:
From net investment income	(0.11)	(0.21)	(0.04)
Net asset value at end of period	$8.97	$9.13	$8.84
Total investment return (b)	(0.68)%	5.67%	0.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%††	2.42%	2.72%††
Net expenses (c)	1.33%††	1.38%	1.37%††
Portfolio turnover rate	8%	22%	22%
Net assets at end of period (in 000’s)	$26	$27	$25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

46	MainStay Floating Rate Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 3, 2004
Investor Class	February 28, 2008
Class B	May 3, 2004
Class C	May 3, 2004
Class I	May 3, 2004
Class R3	February 29, 2016
Class R6	February 28, 2019
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.
The Fund's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for
47

Notes to Financial Statements (Unaudited) (continued)
the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.

48	MainStay Floating Rate Fund

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and
49

Notes to Financial Statements (Unaudited) (continued)
appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into

50	MainStay Floating Rate Fund

bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2022, the Fund held unfunded commitments. (See Note 5).
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of April 30, 2022 are shown in the Portfolio of Investments.
(J) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(K) Loan Risk.  The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund's NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(L) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
51

Notes to Financial Statements (Unaudited) (continued)
(M) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(N) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.59%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life

52	MainStay Floating Rate Fund

Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $6,743,577 and paid the Subadvisor in the amount of $3,371,789.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R3	$356
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $24,957 and $1,060, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2022, of $107,189, $27, $29 and $5,904, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$240,455	$—
Investor Class	20,226	—
Class B	855	—
Class C	60,236	—
Class I	743,086	—
Class R3	382	—
Class R6	7,640	—
SIMPLE Class	28	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's
53

Notes to Financial Statements (Unaudited) (continued)
prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$27,491	0.0%‡
SIMPLE Class	26,337	99.7

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$3,101,522,299	$1,566,683	$(56,440,743)	$(54,874,060)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $92,321,889, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$13,791	$78,531
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$42,312,089
Note 5–Commitments and Contingencies
As of April 30, 2022, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
athenahealth Group, Inc., Initial Delayed Draw Term Loan 1.75%, due 2/15/29	$2,505,797	$(21,739)
Element Materials Technology Group US Holdings, Inc., Term Loan B TBD, due 4/30/29	882,276	(1,935)
Hillman Group, Inc. (The), Initial Delayed Draw Term Loan 2.75%-3.381% (1 Month LIBOR + 2.75%), due 7/14/28	352,071	(10,235)
LTI Holdings, Inc., First Lien Third Amendment Delayed Draw Term Loan 4.75%, due 7/24/26	245,937	(2,812)
Medical Solutions Holdings, Inc., First Lien Delayed Draw Term Loan 3.50%, due 11/1/28	326,194	(1,303)
Osmosis Buyer Ltd., Delayed Draw Term Loan TBD, due 7/31/28	910,494	(8,488)
Pediatric Associates Holding Co. LLC, Amendment No. 1 Incremental Delayed Draw Term Loan 1.625%-4.924% (1 Year LIBOR + 3.25%), due 12/29/28	709,890	(5,538)
Perrigo Co. plc, Delayed Draw Term Loan B TBD, due 4/20/29	1,809,091	4,546
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan 4.00%, due 8/31/28	409,174	(2,401)
Sovos Compliance LLC, First Lien Delayed Draw Term Loan 4.50%, due 8/11/28	661,636	(1,035)
Trident TPI Holdings, Inc., Tranche Delayed Draw Term Loan B3 4.00%-4.763% (1 Month LIBOR + 4.00%), due 9/15/28	171,850	(2,433)
Total	$8,984,410	$(53,373)
Commitments are available until maturity date.

54	MainStay Floating Rate Fund

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $812,648 and $183,461, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	22,554,885	$204,293,376
Shares issued to shareholders in reinvestment of distributions	627,897	5,676,589
Shares redeemed	(7,666,933)	(69,395,240)
Net increase (decrease) in shares outstanding before conversion	15,515,849	140,574,725
Shares converted into Class A (See Note 1)	329,133	2,983,145
Shares converted from Class A (See Note 1)	(19,432)	(175,656)
Net increase (decrease)	15,825,550	$143,382,214
Year ended October 31, 2021:
Shares sold	19,130,520	$174,474,811
Shares issued to shareholders in reinvestment of distributions	887,554	8,087,241
Shares redeemed	(8,690,176)	(79,145,455)
Net increase (decrease) in shares outstanding before conversion	11,327,898	103,416,597
Shares converted into Class A (See Note 1)	634,834	5,784,533
Shares converted from Class A (See Note 1)	(45,793)	(417,965)
Net increase (decrease)	11,916,939	$108,783,165

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	339,529	$3,078,458
Shares issued to shareholders in reinvestment of distributions	27,169	245,806
Shares redeemed	(146,903)	(1,330,116)
Net increase (decrease) in shares outstanding before conversion	219,795	1,994,148
Shares converted into Investor Class (See Note 1)	29,857	268,679
Shares converted from Investor Class (See Note 1)	(255,490)	(2,317,858)
Net increase (decrease)	(5,838)	$(55,031)
Year ended October 31, 2021:
Shares sold	200,028	$1,823,959
Shares issued to shareholders in reinvestment of distributions	54,913	500,217
Shares redeemed	(307,461)	(2,798,762)
Net increase (decrease) in shares outstanding before conversion	(52,520)	(474,586)
Shares converted into Investor Class (See Note 1)	137,170	1,250,762
Shares converted from Investor Class (See Note 1)	(295,804)	(2,693,975)
Net increase (decrease)	(211,154)	$(1,917,799)

55

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	10,521	$94,759
Shares issued to shareholders in reinvestment of distributions	615	5,566
Shares redeemed	(13,462)	(121,973)
Net increase (decrease) in shares outstanding before conversion	(2,326)	(21,648)
Shares converted from Class B (See Note 1)	(11,314)	(102,017)
Net increase (decrease)	(13,640)	$(123,665)
Year ended October 31, 2021:
Shares sold	9,395	$85,777
Shares issued to shareholders in reinvestment of distributions	1,661	15,130
Shares redeemed	(58,224)	(529,413)
Net increase (decrease) in shares outstanding before conversion	(47,168)	(428,506)
Shares converted from Class B (See Note 1)	(33,720)	(307,007)
Net increase (decrease)	(80,888)	$(735,513)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,436,787	$22,060,572
Shares issued to shareholders in reinvestment of distributions	56,787	513,842
Shares redeemed	(803,505)	(7,264,427)
Net increase (decrease) in shares outstanding before conversion	1,690,069	15,309,987
Shares converted from Class C (See Note 1)	(79,623)	(718,335)
Net increase (decrease)	1,610,446	$14,591,652
Year ended October 31, 2021:
Shares sold	2,111,531	$19,264,168
Shares issued to shareholders in reinvestment of distributions	102,737	936,012
Shares redeemed	(2,269,084)	(20,671,775)
Net increase (decrease) in shares outstanding before conversion	(54,816)	(471,595)
Shares converted from Class C (See Note 1)	(430,562)	(3,925,910)
Net increase (decrease)	(485,378)	$(4,397,505)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	88,934,600	$805,967,290
Shares issued to shareholders in reinvestment of distributions	1,833,097	16,574,064
Shares redeemed	(30,307,998)	(274,100,389)
Net increase (decrease) in shares outstanding before conversion	60,459,699	548,440,965
Shares converted into Class I (See Note 1)	17,271	156,244
Net increase (decrease)	60,476,970	$548,597,209
Year ended October 31, 2021:
Shares sold	106,428,988	$971,333,702
Shares issued to shareholders in reinvestment of distributions	2,220,304	20,243,944
Shares redeemed	(29,129,683)	(265,438,036)
Net increase (decrease) in shares outstanding before conversion	79,519,609	726,139,610
Shares converted into Class I (See Note 1)	45,818	418,205
Net increase (decrease)	79,565,427	$726,557,815

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	22,489	$203,962
Shares issued to shareholders in reinvestment of distributions	548	4,957
Shares redeemed	(6,619)	(58,785)
Net increase (decrease)	16,418	$150,134
Year ended October 31, 2021:
Shares sold	28,824	$262,708
Shares issued to shareholders in reinvestment of distributions	1,061	9,671
Shares redeemed	(21,196)	(193,454)
Net increase (decrease)	8,689	$78,925

56	MainStay Floating Rate Fund

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	9,159,773	$83,067,596
Shares issued to shareholders in reinvestment of distributions	657,618	5,951,921
Shares redeemed	(4,826,409)	(43,703,467)
Net increase (decrease) in shares outstanding before conversion	4,990,982	45,316,050
Shares converted from Class R6 (See Note 1)	(10,350)	(94,202)
Net increase (decrease)	4,980,632	$45,221,848
Year ended October 31, 2021:
Shares sold	30,049,408	$274,180,812
Shares issued to shareholders in reinvestment of distributions	824,900	7,524,282
Shares redeemed	(4,323,892)	(39,409,173)
Net increase (decrease) in shares outstanding before conversion	26,550,416	242,295,921
Shares converted from Class R6 (See Note 1)	(11,900)	(108,643)
Net increase (decrease)	26,538,516	$242,187,278

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	35	$318
Net increase (decrease)	35	$318
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	66	$603
Net increase (decrease)	66	$603
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
57

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

58	MainStay Floating Rate Fund

Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other
59

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and
NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

60	MainStay Floating Rate Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the total net expenses paid by the Fund.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
61

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments, (iii) the Fund's investment strategy continues to be appropriate for an open-end and (iv) as applicable, the Fund's highly liquid investment minimum ("HLIM") operated effectively and was adequate and effective as one element of the Fund's liquidity risk management. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a HLIM. In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

62	MainStay Floating Rate Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
63

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1738065MS086-22
MSFR10-06/22
(NYLIM) NL225

MainStay MacKay California Tax Free Opportunities Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	2/28/2013	-14.29%	-14.09%	0.84%	2.22%	0.75%
		Excluding sales charges		-10.25	-10.04	1.78	2.74	0.75
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2013	-13.85	-13.65	0.82	2.17	0.77
		Excluding sales charges		-10.26	-10.06	1.75	2.68	0.77
Class C Shares	Maximum 1% CDSC	With sales charges	2/28/2013	-11.26	-11.24	1.50	2.42	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		-10.37	-10.36	1.50	2.42	1.02
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	-11.33	-11.38	N/A	-4.64	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		-10.44	-10.50	N/A	-4.64	1.17
Class I Shares	No Sales Charge		2/28/2013	-10.14	-9.90	2.03	3.00	0.50
Class R6 Shares	No Sales Charge		11/1/2019	-10.03	-9.78	N/A	-1.45	0.48

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
Bloomberg California Municipal Bond Index[2]	-8.20%	-8.20%	1.67%	2.30%
Morningstar Muni California Long Category Average[3]	-9.21	-8.87	1.58	2.24

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Bloomberg California Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg California
Municipal Bond Index is a market value weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$897.50	$3.53	$1,021.08	$3.76	0.75%
Investor Class Shares	$1,000.00	$897.40	$3.62	$1,020.98	$3.86	0.77%
Class C Shares	$1,000.00	$896.30	$4.80	$1,019.74	$5.11	1.02%
Class C2 Shares	$1,000.00	$895.60	$5.50	$1,018.99	$5.86	1.17%
Class I Shares	$1,000.00	$898.60	$2.35	$1,022.32	$2.51	0.50%
Class R6 Shares	$1,000.00	$899.70	$2.21	$1,022.46	$2.36	0.47%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

General Obligation	39.4%
Other Revenue	23.5
Transportation	10.4
Water & Sewer	7.6
Hospital	5.6
Education	5.5
Housing	3.0
Utilities	2.3%
General	1.5
Certificate of Participation/Lease	0.8
Development	0.2
Other Assets, Less Liabilities	0.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	California Municipal Finance Authority, 3.00%-5.30%, due 2/1/27–10/1/54
2.	California Health Facilities Financing Authority, 3.00%-5.00%, due 9/1/30–8/15/51
3.	State of California, 3.00%-5.00%, due 11/1/27–4/1/49
4.	City of Los Angeles CA, 3.00%-5.25%, due 5/15/25–5/15/51
5.	Long Beach Unified School District, 3.00%-5.00%, due 8/1/32–8/1/48
6.	Anaheim Public Financing Authority, 5.00%, due 9/1/26–9/1/35
7.	San Francisco City & County Airport Commission, 5.00%-5.25%, due 5/1/27–5/1/48
8.	California Statewide Communities Development Authority, 3.00%-6.375%, due 6/1/29–4/1/51
9.	Puerto Rico Sales Tax Financing Corp., 4.50%-5.00%, due 7/1/34–7/1/58
10.	CSCDA Community Improvement Authority, 2.65%-5.00%, due 12/1/46–5/1/57

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned −10.14%, underperforming the −8.20% return of the Fund’s benchmark, the Bloomberg California Municipal Bond Index (the "Index"). Over the same period, Class I shares also underperformed the −9.21% return of the Morningstar Muni California Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The reporting period started with rising inflation expectations that were fueled by strong consumer demand, supply-chain constraints and labor wage pressures. The municipal market demonstrated less volatility than the U.S. Treasury market and ended 2021 with positive returns. During the last four months of the reporting period, however, municipal bond yields rose sharply with rising rates. The market began to sell off due to higher inflation and the expectation, and subsequent confirmation, that the U.S. Federal Reserve (the “Fed”) would seek to tighten monetary conditions at a faster pace. This contributed to a flattening of the municipal yield curve2 as short-term yields rose more than longer-term yields. The municipal market began to see record high outflows, and this tighter liquidity, combined with the rise in rates, led to negative absolute performance across all sectors. Performance in short-end maturities outperformed long-end maturities.
During the reporting period, the Fund underperformed the Index primarily due to overweight exposure to maturities 15 years and over. Conversely, underweight allocation to AAA-rated3 bonds made a positive contribution to the Fund’s relative performance. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Late in the reporting period, U.S. Treasury rates rose significantly, as the Fed took a more hawkish stance against inflation, indicating increased rate hikes in the year ahead. This had a direct influence on the shape of the yield curve, and resulted in a widening of credit spreads4 as well as a higher overall level of interest rates.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held U.S. Treasury futures. This position contributed positively to the Fund’s performance.
What was the Fund’s duration5 strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the Fund's prospectus. In addition to investment-grade California bonds, the Fund may invest in bonds of U.S. territories (including Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. The Fund ended the reporting period with a longer duration posture than the Index. As of April 30, 2022, the Fund's modified duration to worst6 was 6.84 years while the Index’s modified duration to worst was 5.48 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, state general obligation, transportation and industrial development revenue assisted the Fund’s relative performance. Local general obligation, housing and tobacco weakened relative results.
What were some of the Fund’s largest purchases and sales during the reporting period?
Since the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, would have an impact.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There were small increases to the special tax, local general obligation and hospital sectors, as well as an increase to twenty-to-twenty-five-year bonds during the reporting period. Conversely, there were marginal decreases to exposure in the prerefunded/ETM (escrowed to maturity), leasing and state general obligation sectors, along with twenty-five-to-thirty-year bond exposure.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held overweight positions relative to the Index in the local general obligation and special tax sectors. The Fund also held overweight allocations to off-benchmark, non-investment-grade bonds and Puerto Rico holdings. As of the same date, the Fund held underweight exposure to the state general obligation and transportation sectors, as well as higher-grade AAA-AA7 rated bonds.
7.
An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Municipal Bonds 99.8%
Long-Term Municipal Bonds 99.8%
Certificate of Participation/Lease 0.8%
City of Newark CA, 2019 Financing Project, Certificate of Participation
3.00%, due 6/1/41	$ 650,000	$ 560,342
County of San Bernardino CA, Certificate of Participation
Series A
5.00%, due 10/1/24	5,000,000	5,301,899
Mesa Water District, Certificate of Participation
4.00%, due 3/15/45	1,450,000	1,473,176
Oxnard School District, Property Acquisition and Improvement Project, Certificate of Participation
Insured: BAM
5.00%, due 8/1/45 (a)	1,000,000	1,072,723
		8,408,140
Development 0.2%
City of Irvine CA, Reassessment District No. 19-1, Special Assessment
5.00%, due 9/2/44	1,800,000	1,974,016
Education 5.5%
California Educational Facilities Authority, Leland Stanford Junior University (The), Revenue Bonds
Series V-2
2.25%, due 4/1/51	1,990,000	1,369,353
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A
5.00%, due 4/1/23	570,000	584,941
Series A
5.00%, due 4/1/24	280,000	293,131
California Educational Facilities Authority, Loyola Marymount University, Green Bond, Revenue Bonds
Series B
5.00%, due 10/1/31	525,000	584,592
Series B
5.00%, due 10/1/35	640,000	704,988
	Principal Amount	Value

Education (continued)
California Educational Facilities Authority, Mount St. Mary's University, Revenue Bonds
Series A
5.00%, due 10/1/38	$ 620,000	$ 677,233
California Enterprise Development Authority, Thacher School Project (The), Revenue Bonds
4.00%, due 9/1/44	3,450,000	3,484,163
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
5.00%, due 11/1/39	300,000	323,587
Series B
5.00%, due 11/1/44	350,000	374,948
Series B
5.00%, due 11/1/49	500,000	532,250
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Green Bond, Revenue Bonds
Series B
4.00%, due 11/1/45	850,000	834,382
Series B
4.00%, due 11/1/55	915,000	872,742
California Infrastructure and Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds
Series A-1
5.00%, due 1/1/56 (b)	840,000	794,279
California Infrastructure and Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Revenue Bonds
Series A
5.00%, due 1/1/55 (b)	2,645,000	2,506,520
California Municipal Finance Authority, California Baptist University, Revenue Bonds
Series A
5.00%, due 11/1/46 (b)	1,000,000	1,052,527
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/31	235,000	255,253
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California Municipal Finance Authority, California Lutheran University, Revenue Bonds (continued)
5.00%, due 10/1/33	$ 225,000	$ 243,760
5.00%, due 10/1/35	225,000	242,976
5.00%, due 10/1/36	285,000	307,315
5.00%, due 10/1/37	310,000	333,889
California Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A
5.00%, due 5/1/36	1,275,000	1,306,494
Series A
5.00%, due 5/1/46	1,325,000	1,342,207
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds (b)
Series A
5.00%, due 7/1/36	1,300,000	1,332,766
Series A
5.00%, due 7/1/46	795,000	807,170
California Municipal Finance Authority, Claremont Graduate University, Revenue Bonds
Series B
5.00%, due 10/1/54 (b)	1,380,000	1,381,816
California Municipal Finance Authority, Creative Center Los Altos Project (The), Revenue Bonds (b)
Series B
4.00%, due 11/1/36	400,000	354,926
Series B
4.50%, due 11/1/46	1,600,000	1,391,919
California Municipal Finance Authority, National University, Revenue Bonds
Series A
5.00%, due 4/1/31	1,000,000	1,119,218
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	500,000	500,709
California Municipal Finance Authority, Pomona College, Revenue Bonds
4.00%, due 1/1/43	10,000,000	10,781,451
	Principal Amount	Value

Education (continued)
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/38	$ 845,000	$ 895,703
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds
4.00%, due 11/1/31	175,000	179,735
4.00%, due 11/1/32	240,000	244,948
4.00%, due 11/1/33	250,000	254,226
4.00%, due 11/1/34	260,000	263,556
4.00%, due 11/1/35	275,000	277,722
4.00%, due 11/1/36	210,000	211,627
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (b)	1,000,000	1,095,737
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Insured: AGM
(zero coupon), due 8/1/49	7,905,000	1,893,865
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds (b)
5.00%, due 8/1/27	25,000	26,960
5.00%, due 8/1/27	475,000	497,300
5.00%, due 8/1/28	50,000	53,920
5.00%, due 8/1/28	650,000	678,607
5.00%, due 8/1/36	50,000	53,920
5.00%, due 8/1/36	550,000	563,905
5.00%, due 8/1/41	50,000	53,920
5.00%, due 8/1/41	700,000	715,199
5.00%, due 8/1/46	75,000	80,880
5.00%, due 8/1/46	900,000	915,520
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A
5.00%, due 10/1/37 (b)	1,485,000	1,542,584
California School Finance Authority, Grimmway Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/46 (b)	750,000	760,347
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (b)
Series A
5.00%, due 7/1/37	$ 500,000	$ 509,295
Series A
5.00%, due 7/1/49	500,000	502,902
California School Finance Authority, Kipp Social Public Schools Project, Revenue Bonds
Series A
5.00%, due 7/1/34	600,000	612,269
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds
Series A
4.00%, due 6/1/51 (b)	1,790,000	1,476,678
California State University, Systemwide, Revenue Bonds
Series A
4.00%, due 11/1/37	2,375,000	2,409,092
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.875%, due 11/1/43	1,000,000	1,029,868
Del Mar Union School District Community Facilities District No. 99-1, Special Tax
Insured: BAM
4.00%, due 9/1/44	1,450,000	1,459,747
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A
5.00%, due 9/1/33	410,000	449,073
Series A
5.00%, due 9/1/34	225,000	245,975
Series A
5.00%, due 9/1/36	550,000	599,610
Rio Elementary School District Community Facilities District, Special Tax
Insured: BAM
5.00%, due 9/1/35	500,000	535,890
		57,782,085
	Principal Amount	Value

General 1.5%
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/26	$ 1,000,000	$ 1,050,511
Series A, Insured: AGM
5.00%, due 8/1/34	1,000,000	1,051,020
City of Irvine CA, Community Facilities District No. 2013-3, Special Tax
5.00%, due 9/1/49	1,385,000	1,429,505
City of Palm Desert CA, University Park, Special Tax
3.00%, due 9/1/31	420,000	378,232
4.00%, due 9/1/41	450,000	425,364
City of Rocklin CA, Community Facilities District No. 10, Special Tax
5.00%, due 9/1/39	1,150,000	1,195,247
City of South San Francisco CA, Community Facilities District No. 2021-01, Special Tax
4.00%, due 9/1/44	500,000	464,682
Greenfield Redevelopment Agency, Tax Allocation
Insured: BAM
4.00%, due 2/1/26	285,000	298,927
Madera Redevelopment Agency Successor Agency, Tax Allocation
Series A
5.00%, due 9/1/37	1,180,000	1,310,681
Mountain View Shoreline Regional Park Community, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/36	1,645,000	1,823,409
Riverside County Public Financing Authority, Desert Communities & Interstate 215 Corridor Projects, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/40	1,000,000	1,013,918
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/32	1,050,000	1,076,324
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation
Series C
5.00%, due 8/1/36	$ 1,250,000	$ 1,362,059
South Orange County Public Financing Authority, Special Tax, Senior Lien
Series A
5.00%, due 8/15/32	775,000	806,972
Transbay Joint Powers Authority, Green Bond, Tax Allocation, Senior Lien
Series A
5.00%, due 10/1/45	1,000,000	1,083,228
Series A
5.00%, due 10/1/49	1,200,000	1,296,081
		16,066,160
General Obligation 39.4%
Alta Loma School District, Unlimited General Obligation
Series B
5.00%, due 8/1/44	3,375,000	3,687,105
Alvord Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/37	825,000	857,207
Banning Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/46	500,000	498,333
Beverly Hills Unified School District, Election 2018, Unlimited General Obligation
Series B
4.00%, due 8/1/38	3,475,000	3,618,610
Brawley Union High School District, Election 2018, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/44	1,280,000	1,377,303
	Principal Amount	Value

General Obligation (continued)
Buena Park School District, Election 2014, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/48	$ 1,675,000	$ 1,682,932
Cabrillo Unified School District, Election 2018, Unlimited General Obligation
Series A
5.00%, due 8/1/45	4,245,000	4,562,446
Calexico Unified School District, Unlimited General Obligation
Insured: BAM
3.00%, due 8/1/52	1,000,000	785,409
Center Unified School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 8/1/46	1,650,000	1,363,226
Central Union High School District, Election 2016, Unlimited General Obligation
5.25%, due 8/1/46	2,000,000	2,166,813
Ceres Unified School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/37	500,000	262,931
Chaffey Joint Union High School District, Unlimited General Obligation
Series D
4.00%, due 8/1/49	5,000,000	4,960,894
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B, Insured: AGM-CR
3.375%, due 8/1/50	9,050,000	8,031,260
Series B
4.00%, due 8/1/45	1,000,000	990,556
Chowchilla Elementary School District, Madera County, Unlimited General Obligation
Series B
5.00%, due 8/1/43	960,000	1,034,167
City & County of San Francisco CA, Unlimited General Obligation
Series R-1
4.00%, due 6/15/32	1,000,000	1,052,153
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Foster City CA, Levee Protection Planning & Improvements Project, Unlimited General Obligation
3.00%, due 8/1/45	$ 5,500,000	$ 4,689,218
Coast Community College District, Election 2012, Unlimited General Obligation
Series F
(zero coupon), due 8/1/42	5,000,000	2,141,800
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/24	435,488	396,210
Series A-1
(zero coupon), due 7/1/33	1,089,492	623,259
Series A-1
4.00%, due 7/1/33	846,598	787,168
Series A-1
4.00%, due 7/1/35	715,978	663,837
Series A-1
4.00%, due 7/1/37	750,000	676,091
Series A-1
4.00%, due 7/1/41	1,000,000	901,608
Series A-1
4.00%, due 7/1/46	750,000	659,813
Series A-1
5.25%, due 7/1/23	890,525	901,557
Series A-1
5.375%, due 7/1/25	942,873	974,842
Series A-1
5.625%, due 7/1/27	934,333	991,118
Series A-1
5.625%, due 7/1/29	919,176	990,566
Series A-1
5.75%, due 7/1/31	2,870,787	3,142,089
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 6/1/49	3,125,000	2,498,204
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	935,000	924,641
	Principal Amount	Value

General Obligation (continued)
Cuyama Joint Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: AGM
5.25%, due 8/1/48	$ 500,000	$ 540,876
Davis Joint Unified School District, Unlimited General Obligation
Insured: BAM
3.00%, due 8/1/38	4,190,000	3,763,282
Insured: BAM
3.00%, due 8/1/41	4,695,000	4,078,593
Denair Unified School District, Election 2007, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/41	4,260,000	1,813,762
Desert Sands Unified School District, Unlimited General Obligation
2.00%, due 8/1/40	1,100,000	792,762
Dublin Unified School District, Green Bond, Unlimited General Obligation
Series C
3.00%, due 8/1/41	3,000,000	2,606,129
El Monte Union High School District, Unlimited General Obligation
Series A
4.00%, due 6/1/38	1,195,000	1,213,888
El Rancho Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: BAM
5.25%, due 8/1/46	2,745,000	3,023,457
El Segundo Unified School District, Election 2018, Unlimited General Obligation
Series B
2.00%, due 8/1/46	395,000	261,230
Series B
2.00%, due 8/1/47	880,000	574,357
Series B
2.00%, due 8/1/48	130,000	83,448
Enterprise Elementary School District, Election 2018, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/49	4,130,000	4,425,255
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Etiwanda School District, Election 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/49	$ 2,000,000	$ 1,974,593
Eureka City Schools, Election 2014, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/49	3,500,000	3,444,211
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5, Election 2014, Unlimited General Obligation
Series A
5.25%, due 10/1/35	4,710,000	5,073,827
Fremont Union High School District, Election 2018, Unlimited General Obligation
Series B
3.00%, due 8/1/34	1,000,000	973,704
Series B
3.00%, due 8/1/35	2,500,000	2,369,819
Fresno Unified School District, Election 2010, Unlimited General Obligation
Series F
4.00%, due 8/1/32	1,475,000	1,529,019
Hartnell Community College District, Unlimited General Obligation
Series A
(zero coupon), due 8/1/37	2,500,000	1,356,089
Series B
3.00%, due 8/1/38	375,000	341,556
Series B
3.00%, due 8/1/40	525,000	461,879
Hayward Unified School District, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/43	5,000,000	5,009,223
Holtville Unified School District, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/44	1,240,000	1,358,532
Huntington Beach City School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/44	1,525,000	1,527,345
	Principal Amount	Value

General Obligation (continued)
Huntington Beach City School District, Election 2016, Unlimited General Obligation (continued)
Series B
4.00%, due 8/1/48	$ 1,500,000	$ 1,495,631
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/25	250,000	268,144
Series C, Insured: BAM
5.00%, due 8/1/32	400,000	439,430
Series C, Insured: BAM
5.00%, due 8/1/34	585,000	641,177
Series B, Insured: BAM
5.00%, due 8/1/35	800,000	865,119
Inglewood Unified School District, Election 2020, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/46	3,550,000	3,505,643
Jefferson Union High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/45	1,250,000	1,251,667
Jurupa Unified School District, Unlimited General Obligation
Series B
5.00%, due 8/1/33	1,555,000	1,704,324
Series B
5.00%, due 8/1/37	1,000,000	1,096,029
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/43	1,675,000	1,693,149
Series C
5.25%, due 8/1/43	2,000,000	2,238,421
Kerman Unified School District, Election 2016, Unlimited General Obligation
Insured: BAM
5.25%, due 8/1/46	1,755,000	1,933,030
Kern Community College District, Election 2016, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/46	3,000,000	2,535,225
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Kern Community College District, Facilities Improvement District No. 1, Unlimited General Obligation
(zero coupon), due 8/1/23	$ 2,000,000	$ 1,922,684
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C
5.75%, due 11/1/34	650,000	683,920
La Mesa-Spring Valley School District, Election 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/46	1,775,000	1,766,359
Lemoore Union High School District, Election 2016, Unlimited General Obligation
Series A
5.50%, due 8/1/42	560,000	626,977
Lennox School District, Election 2016, Unlimited General Obligation
Insured: AGM
4.00%, due 8/1/47	3,000,000	2,971,249
Livermore Valley Joint Unified School District, Unlimited General Obligation
3.00%, due 8/1/40	2,890,000	2,550,942
Lodi Unified School District, Election 2016, Unlimited General Obligation
Series 2020
3.00%, due 8/1/43	6,975,000	5,998,810
Series 2020
4.00%, due 8/1/38	2,830,000	2,876,005
Series 2020
4.00%, due 8/1/39	1,300,000	1,319,611
Long Beach Community College District, Unlimited General Obligation
Series C
4.00%, due 8/1/49	3,000,000	2,976,536
Long Beach Community College District, Election 2008, Unlimited General Obligation
Series B
5.00%, due 8/1/29	85,000	85,767
	Principal Amount	Value

General Obligation (continued)
Long Beach Unified School District, Unlimited General Obligation
Series A
4.00%, due 8/1/43	$ 6,500,000	$ 6,528,560
Long Beach Unified School District, Election 2008, Unlimited General Obligation
Series F
3.00%, due 8/1/47	4,000,000	3,280,095
Long Beach Unified School District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/48	7,500,000	6,107,360
Series A
5.00%, due 8/1/32	3,985,000	4,317,655
Series A
5.00%, due 8/1/33	2,825,000	3,054,952
Los Angeles Community College District, Unlimited General Obligation
Series I
4.00%, due 8/1/33	2,865,000	2,960,813
Series I
4.00%, due 8/1/34	4,000,000	4,114,380
Los Angeles Unified School District, Unlimited General Obligation
Series C
4.00%, due 7/1/36	3,125,000	3,224,816
Series C
4.00%, due 7/1/38	1,000,000	1,024,074
Series C
4.00%, due 7/1/39	3,875,000	3,945,112
Series A
5.00%, due 7/1/25	1,250,000	1,343,353
Los Angeles Unified School District, Election 2005, Unlimited General Obligation
Series M-1
5.25%, due 7/1/42	2,990,000	3,299,753
Los Rios Community College District, Unlimited General Obligation
Series D
4.00%, due 8/1/35	250,000	256,770
Series D
4.00%, due 8/1/39	1,000,000	1,015,085
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Lucia Mar Unified School District, Unlimited General Obligation
Series C
4.00%, due 8/1/49	$ 1,500,000	$ 1,480,945
Lucia Mar Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/47	7,000,000	5,873,517
Manteca Unified School District, Unlimited General Obligation
Series C
4.00%, due 8/1/45	2,000,000	1,972,223
Marysville Joint Unified School District, Election 2008, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/35	1,500,000	879,703
Insured: AGM
(zero coupon), due 8/1/36	2,000,000	1,115,362
Insured: AGM
(zero coupon), due 8/1/37	2,000,000	1,063,032
Mendocino Unified School District, Election 2020, Unlimited General Obligation
Series B
3.00%, due 8/1/51	1,500,000	1,204,018
Moraga Elementary School District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/44	1,335,000	1,138,138
Moreno Valley Unified School District, Election 2014, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/47	3,250,000	3,580,379
Mount Diablo Unified School District, Unlimited General Obligation
Series B
4.00%, due 8/1/29	1,000,000	1,072,449
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/38	1,985,000	2,022,771
	Principal Amount	Value

General Obligation (continued)
Mountain View-Whisman School District, Election 2020, Unlimited General Obligation
Series A
3.00%, due 9/1/34	$ 505,000	$ 491,567
Series A
3.00%, due 9/1/36	750,000	696,804
Series A
3.00%, due 9/1/40	1,160,000	1,032,097
Napa Valley Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 8/1/44	5,500,000	5,481,258
Needles Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/45	1,250,000	1,058,829
Newport Mesa Unified School District, Capital Appreciation, Election 2005, Unlimited General Obligation
Series 2007, Insured: NATL-RE
(zero coupon), due 8/1/30	4,000,000	3,081,826
North Orange County Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/32	450,000	475,719
Series B
4.00%, due 8/1/33	300,000	315,575
Norwalk-La Mirada Unified School District, Election 2014, Unlimited General Obligation
Series E
3.00%, due 8/1/46	2,250,000	1,890,664
Oakland Unified School District, Election 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/46	1,495,000	1,483,148
Oceanside Unified School District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/51	25,000	3,978
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Oxnard Union High School District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/38	$ 1,000,000	$ 1,014,562
Series B
4.00%, due 8/1/42	1,500,000	1,519,640
Palo Verde Community College District, Election 2014, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/45	500,000	498,261
Palomar Community College District, Election 2006, Unlimited General Obligation
Series B
(zero coupon), due 8/1/39	2,000,000	2,224,994
Peralta Community College District, Unlimited General Obligation
Series A
3.00%, due 2/1/50	2,255,000	1,797,118
Perris Union High School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 9/1/38	3,550,000	3,609,540
Ravenswood City School District, Election 2018, Unlimited General Obligation
Insured: AGM
5.25%, due 8/1/45 (c)	3,500,000	3,885,982
Redwood City School District, Election 2015, Unlimited General Obligation
Series C
4.00%, due 8/1/44	1,800,000	1,811,971
5.25%, due 8/1/44	2,000,000	2,237,145
Rio Hondo Community College District, Election 2004, Unlimited General Obligation
Series C
(zero coupon), due 8/1/42	2,000,000	2,364,240
Riverside Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	1,700,000	1,711,770
	Principal Amount	Value

General Obligation (continued)
Robla School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/35	$ 435,000	$ 446,781
Series A, Insured: AGM
4.00%, due 8/1/36	500,000	510,734
Series A, Insured: AGM
4.00%, due 8/1/37	500,000	508,721
Series A, Insured: AGM
4.00%, due 8/1/40	2,070,000	2,097,965
Series A, Insured: AGM
5.00%, due 8/1/44	1,720,000	1,879,058
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/44	2,600,000	2,176,838
Series C, Insured: AGM
5.00%, due 8/1/34	655,000	698,541
San Diego Unified School District, Election 2012, Unlimited General Obligation
Series I
4.00%, due 7/1/34	1,000,000	1,032,441
San Francisco Bay Area Rapid Transit District, Election 2004, Green Bond, Unlimited General Obligation
Series F-1
3.00%, due 8/1/37	1,505,000	1,380,980
San Francisco Bay Area Rapid Transit District, Election 2016, Green Bond, Unlimited General Obligation
Series B-1
4.00%, due 8/1/37	9,695,000	10,045,899
San Jose Evergreen Community College District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 9/1/38	1,500,000	1,387,447
Series B
3.00%, due 9/1/39	2,250,000	2,033,480
Series B
3.00%, due 9/1/40	2,500,000	2,205,967
San Juan Unified School District, Election 2016, Unlimited General Obligation (c)
5.00%, due 8/1/36	1,500,000	1,694,135
5.00%, due 8/1/38	1,800,000	2,022,062
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/35	$ 500,000	$ 554,119
Series B, Insured: BAM
5.00%, due 8/1/36	1,955,000	2,164,688
Series A, Insured: BAM
5.25%, due 8/1/42	1,000,000	1,107,561
San Lorenzo Valley Unified School District, Election 2020, Unlimited General Obligation
Series A
4.00%, due 8/1/45	1,000,000	1,001,440
Series A
5.00%, due 8/1/50	2,005,000	2,201,076
San Mateo Union High School District, Election 2020, Unlimited General Obligation
Series A
2.25%, due 9/1/42	2,000,000	1,476,313
San Rafael City Elementary School District, Election 2005, Unlimited General Obligation
Series C
4.00%, due 8/1/47	1,720,000	1,717,004
San Ysidro School District, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/47	3,000,000	820,985
San Ysidro School District, Election 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/40	975,000	989,328
Series A, Insured: BAM
4.00%, due 8/1/45	2,320,000	2,311,933
Sanger Unified School District, Election 2018, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 8/1/45	500,000	410,858
Sanger Unified School District, Election 2020, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/48	3,390,000	2,718,430
	Principal Amount	Value

General Obligation (continued)
Sanger Unified School District, Election 2020, Unlimited General Obligation (continued)
Series A, Insured: BAM
4.00%, due 8/1/55	$ 1,435,000	$ 1,403,873
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A
(zero coupon), due 8/1/36	1,000,000	1,283,431
Santa Barbara Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	2,750,000	2,786,007
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/45 (c)	3,750,000	3,748,218
Series A
4.00%, due 8/1/47	1,250,000	1,239,973
Santa Monica-Malibu Unified School District, Election 2018, Unlimited General Obligation
Series B
3.00%, due 8/1/42	2,060,000	1,820,669
Series B
3.00%, due 8/1/44	5,415,000	4,701,591
Santa Monica-Malibu Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
Series A
4.00%, due 8/1/39	1,015,000	1,030,312
Santee School District, Unlimited General Obligation
5.00%, due 8/1/48	2,205,000	2,397,768
Shasta Union High School District, Election 2016, Unlimited General Obligation
4.00%, due 8/1/44	1,135,000	1,135,850
5.25%, due 8/1/43	1,000,000	1,106,027
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/33	175,000	181,780
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Simi Valley Unified School District, Election 2016, Unlimited General Obligation (continued)
Series B
4.00%, due 8/1/38	$ 370,000	$ 378,144
Series B
4.00%, due 8/1/39	350,000	357,291
Series B
4.00%, due 8/1/40	1,455,000	1,483,700
Series B
5.00%, due 8/1/42	1,375,000	1,506,340
Series B
5.00%, due 8/1/44	1,200,000	1,310,970
Solano County Community College District, Election 2012, Unlimited General Obligation
Series E, Insured: AGM-CR
3.50%, due 8/1/46	2,000,000	1,854,905
Southwestern Community College District, Unlimited General Obligation
Series D
3.00%, due 8/1/40	4,425,000	3,873,790
Series D
3.00%, due 8/1/41	7,460,000	6,480,575
Series A
4.00%, due 8/1/47	2,000,000	1,996,516
State of California, Unlimited General Obligation
4.00%, due 9/1/34	3,500,000	3,608,834
4.00%, due 3/1/36	7,000,000	7,223,250
State of California, Various Purpose, Unlimited General Obligation
3.00%, due 11/1/34	3,750,000	3,475,405
4.00%, due 10/1/41	3,500,000	3,556,651
4.00%, due 4/1/49	1,895,000	1,898,434
5.00%, due 11/1/27	2,380,000	2,665,974
5.00%, due 4/1/28	2,930,000	3,288,963
5.00%, due 4/1/29	1,000,000	1,135,667
5.00%, due 4/1/35	2,500,000	2,901,446
5.00%, due 8/1/37	2,900,000	3,201,695
Tahoe Forest Hospital District, California Hospital District, Unlimited General Obligation
5.00%, due 8/1/29	1,815,000	1,985,595
	Principal Amount	Value

General Obligation (continued)
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series D
3.00%, due 8/1/44	$ 1,500,000	$ 1,285,811
Series C
5.25%, due 8/1/44	1,000,000	1,076,494
Turlock Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
4.00%, due 8/1/33	480,000	496,052
4.00%, due 8/1/34	515,000	529,726
4.00%, due 8/1/35	545,000	557,790
Vacaville Unified School District, Election 2014, Unlimited General Obligation
Series D
4.00%, due 8/1/30	200,000	212,263
Series C
4.00%, due 8/1/31	490,000	508,522
Series C
4.00%, due 8/1/32	555,000	575,326
Series C
4.00%, due 8/1/33	625,000	645,902
Series D
4.00%, due 8/1/36	300,000	307,542
Series D
4.00%, due 8/1/37	300,000	306,125
Series D
4.00%, due 8/1/38	500,000	509,514
Series D
4.00%, due 8/1/40	500,000	507,905
Series D
4.00%, due 8/1/45	2,050,000	2,052,952
Series C
5.00%, due 8/1/39	500,000	540,699
Series C
5.00%, due 8/1/40	1,225,000	1,323,697
Series C
5.00%, due 8/1/41	1,350,000	1,457,649
Series C
5.00%, due 8/1/42	1,000,000	1,078,498
Val Verde Unified School District, Election 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/47	3,000,000	2,423,059
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Washington Township Health Care District, Unlimited General Obligation
Series A
4.00%, due 8/1/47	$ 3,000,000	$ 2,861,723
Series A
4.00%, due 8/1/51	2,500,000	2,339,020
Washington Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series B, Insured: BAM NATL-RE
(zero coupon), due 8/1/31	2,400,000	1,764,869
West Contra Costa Unified School District, Election 2010, Unlimited General Obligation
Series E
4.00%, due 8/1/38	1,500,000	1,528,542
West Contra Costa Unified School District, Election 2012, Unlimited General Obligation
Series E, Insured: AGM
3.00%, due 8/1/36	1,000,000	929,542
Series D
4.00%, due 8/1/38	1,500,000	1,528,542
West Contra Costa Unified School District, Election 2020, Unlimited General Obligation
Series E, Insured: AGM
3.00%, due 8/1/35	855,000	810,478
Series E, Insured: AGM
3.00%, due 8/1/37	750,000	683,053
Series E, Insured: AGM
3.00%, due 8/1/38	675,000	600,656
Series E, Insured: AGM
3.00%, due 8/1/40	650,000	569,031
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	5,000,000	871,392
Whittier Union High School District, Election 2020, Unlimited General Obligation
Series A
3.00%, due 8/1/46	4,725,000	3,955,444
		414,950,300
	Principal Amount	Value

Hospital 5.6%
California Health Facilities Financing Authority, Cedars Sinai Health System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 8/15/51	$ 8,390,000	$ 6,992,652
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Revenue Bonds
Series A
5.00%, due 8/15/51	750,000	825,797
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/42	500,000	540,830
Series A
5.00%, due 8/15/47	1,000,000	1,077,195
California Health Facilities Financing Authority, Children's Hospital of Orange County, Revenue Bonds
Series A
3.00%, due 11/1/39	2,750,000	2,529,068
Series A
4.00%, due 11/1/36	310,000	314,991
Series A
4.00%, due 11/1/37	500,000	506,441
Series A
4.00%, due 11/1/38	250,000	252,655
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
5.00%, due 11/15/37	1,600,000	1,685,267
5.00%, due 11/15/49	2,500,000	2,676,408
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
4.00%, due 4/1/36	3,000,000	3,011,875
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds
4.125%, due 2/1/47	750,000	739,001
5.00%, due 2/1/36	1,035,000	1,130,073
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
California Health Facilities Financing Authority, Lucile Salter Packard Children's Hospital at Stanford, Revenue Bonds
Series A
4.00%, due 5/15/46 (c)	$ 1,700,000	$ 1,663,679
California Health Facilities Financing Authority, Stanford Health Care Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/36	3,000,000	3,302,194
California Health Facilities Financing Authority, Sutter Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/37	5,175,000	5,641,180
Series A
5.00%, due 11/15/38	1,600,000	1,742,440
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A
5.00%, due 2/1/27	1,100,000	1,216,457
Series A
5.00%, due 2/1/37	1,000,000	1,093,250
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/39 (b)	1,000,000	1,018,125
California Public Finance Authority, Henry Mayo Newhall Hospital Obligated Group, Revenue Bonds
5.00%, due 10/15/47	1,000,000	1,068,494
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/38	4,520,000	4,582,036
California Statewide Communities Development Authority, Emanate Health, Revenue Bonds
Series A
4.00%, due 4/1/45	1,300,000	1,257,694
Series A
5.00%, due 4/1/34	1,275,000	1,445,178
	Principal Amount	Value

Hospital (continued)
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
5.00%, due 1/1/38	$ 1,500,000	$ 1,620,526
5.00%, due 1/1/48	1,000,000	1,066,973
Regents of the University of California Medical Center Pooled, Revenue Bonds
Series P
4.00%, due 5/15/43 (c)	8,625,000	8,581,902
Washington Township Health Care District, Revenue Bonds
Series B
4.00%, due 7/1/36	1,380,000	1,413,891
		58,996,272
Housing 3.0%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds
5.00%, due 5/1/29	800,000	823,775
California Enterprise Development Authority, Provident Group-SDSU Properties LLC M@College Project, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/40	650,000	678,966
Series A
5.00%, due 8/1/45	700,000	724,325
Series A
5.00%, due 8/1/55	1,000,000	1,022,296
California Municipal Finance Authority, CHF Davis I LLC, Revenue Bonds
Insured: BAM
5.00%, due 5/15/29	5,000,000	5,492,263
California Municipal Finance Authority, Mobile Home Park Caritas Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 8/15/42	1,540,000	1,528,937
Series A
5.00%, due 8/15/29	805,000	869,774
Series A
5.00%, due 8/15/31	140,000	150,153
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Municipal Finance Authority, Orchard Park Student Housing Project, Revenue Bonds
Insured: BAM
4.00%, due 5/15/38	$ 1,250,000	$ 1,259,843
California Municipal Finance Authority, P3 Claremont Holdings LLC, Claremont Colleges Project, Revenue Bonds
Series A-P3
5.00%, due 7/1/40 (b)	1,000,000	1,012,533
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds
Series A
4.00%, due 11/15/37	1,320,000	1,282,620
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
4.00%, due 11/1/41	2,000,000	1,834,027
California Statewide Communities Development Authority, CHF-Irvine LLC, Student Housing, Revenue Bonds
5.00%, due 5/15/40	1,025,000	1,083,936
5.00%, due 5/15/47	3,500,000	3,680,896
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (b)
Series A
3.00%, due 6/1/29	750,000	681,584
Series A
5.00%, due 6/1/34	375,000	392,024
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC Project, Revenue Bonds
Series A
5.75%, due 1/15/45 (b)	400,000	403,901
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/45	4,500,000	4,739,962
	Principal Amount	Value

Housing (continued)
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien (continued)
Series A
5.00%, due 7/1/61	$ 4,000,000	$ 4,143,402
		31,805,217
Other Revenue 23.5%
Anaheim Public Financing Authority, City of Anaheim, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/35	4,500,000	4,893,008
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A, Insured: AGM-CR
5.00%, due 9/1/26	8,000,000	8,671,845
Series A, Insured: AGM-CR
5.00%, due 9/1/27	5,000,000	5,488,038
Series A, Insured: AGM-CR
5.00%, due 9/1/28	2,250,000	2,494,586
Burlingame California Financing Authority, Community Center Project, Revenue Bonds
5.00%, due 7/1/47	1,515,000	1,675,895
California Community Choice Financing Authority, Revenue Bonds
Series B-1
4.00%, due 2/1/30	1,400,000	1,456,569
Series B-1
4.00%, due 2/1/31	1,000,000	1,038,614
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 8/1/27	400,000	415,397
Series B-1
4.00%, due 8/1/28	465,000	483,478
Series B-1
4.00%, due 2/1/29	650,000	676,238
Series B-1
4.00%, due 2/1/52 (d)	5,250,000	5,330,911
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 2/1/56 (b)	$ 3,785,000	$ 3,367,865
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (b)	500,000	351,165
California County Tobacco Securitization Agency, Golden Gate Tobacco Funding Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/47	1,275,000	1,247,659
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/34	300,000	304,191
Series A
4.00%, due 6/1/35	500,000	506,007
Series A
4.00%, due 6/1/36	300,000	303,074
Series A
4.00%, due 6/1/37	275,000	277,521
Series A
4.00%, due 6/1/38	275,000	276,881
Series A
4.00%, due 6/1/39	350,000	351,824
Series A
4.00%, due 6/1/40	500,000	501,464
Series A
4.00%, due 6/1/49	1,500,000	1,456,437
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,439,119
5.00%, due 9/1/31	1,365,000	1,507,531
5.00%, due 9/1/32	1,435,000	1,582,294
5.00%, due 9/1/34	1,590,000	1,748,536
	Principal Amount	Value

Other Revenue (continued)
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Revenue Bonds
5.00%, due 8/1/37	$ 1,050,000	$ 1,171,237
5.00%, due 8/1/38	1,200,000	1,336,523
California Infrastructure and Economic Development Bank, Salvation Army Western Territory (The), Revenue Bonds
4.00%, due 9/1/33	1,225,000	1,266,133
4.00%, due 9/1/34	1,000,000	1,028,649
California Municipal Finance Authority, Asian Community Center of Sacramento Valley, Inc., Revenue Bonds
Insured: California Mortgage Insurance
5.00%, due 4/1/48	1,545,000	1,691,251
California Municipal Finance Authority, HumanGood California Obligated Group, Revenue Bonds
3.00%, due 10/1/46	2,550,000	1,951,697
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds
Series A
5.00%, due 6/1/37	2,085,000	2,300,336
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (e)	5,000,000	4,835,477
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series B
4.00%, due 5/1/39	1,500,000	1,528,391
Series B
4.00%, due 5/1/40	1,000,000	1,014,874
Series B
4.00%, due 5/1/41	1,500,000	1,519,935
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California Statewide Communities Development Authority, A Community of Seniors, Redwoods Project, Revenue Bonds
Series A, Insured: California Mortgage Insurance
5.375%, due 11/15/44	$ 535,000	$ 560,620
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43	500,000	521,793
California Statewide Communities Development Authority, Front Porch Communities & Services, Revenue Bonds
Series A
3.00%, due 4/1/46	2,775,000	2,282,398
Series A
3.00%, due 4/1/51	6,225,000	4,943,037
California Statewide Financing Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series C
(zero coupon), due 6/1/55 (b)	20,000,000	1,230,394
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	1,500,000	250,501
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
Series C
5.00%, due 6/1/48	4,860,000	5,250,972
City of Santa Ana CA, Gas Tax, Revenue Bonds
4.00%, due 1/1/38	1,360,000	1,387,417
CMFA Special Finance Agency, Solana at Grand, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 8/1/56 (b)	2,500,000	2,195,681
CMFA Special Finance Agency VIII, Huntington Beach, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (b)	10,000,000	7,174,259
	Principal Amount	Value

Other Revenue (continued)
CSCDA Community Improvement Authority, 1818 Platinum Triangle-Anaheim, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 4/1/57 (b)	$ 4,000,000	$ 2,976,558
CSCDA Community Improvement Authority, City of Orange Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 3/1/57 (b)	1,000,000	712,725
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
4.00%, due 9/1/56 (b)	7,000,000	6,192,427
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien (b)
Series A-1
2.65%, due 12/1/46	1,250,000	1,008,845
Series A-2
3.00%, due 12/1/56	2,250,000	1,605,573
CSCDA Community Improvement Authority, Renaissance at City Center, Revenue Bonds
Series A
5.00%, due 7/1/51 (b)	2,000,000	1,946,004
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (b)	4,500,000	3,280,996
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	975,832
FHLMC Multifamily VRD Certificates, VRD Certificates, Revenue Bonds
Series M-057
2.40%, due 10/15/29	2,995,000	2,845,829
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	48,750,000	5,270,865
Series A-2
5.30%, due 6/1/37 (a)	1,780,000	1,785,478
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series A
5.625%, due 6/1/47	$ 1,025,000	$ 992,253
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,137,603
5.50%, due 7/1/43	3,500,000	3,629,615
Imperial Irrigation District Electric System, Revenue Bonds
Series C
5.00%, due 11/1/37	1,000,000	1,075,891
Series B-2
5.00%, due 11/1/41	5,475,000	5,918,241
Livermore Valley Water Financing Authority, Alameda County Flood Control & Water Conservation District Zone No. 7, Revenue Bonds
Series A
5.00%, due 7/1/47	3,945,000	4,288,145
Lodi Public Financing Authority, Electric System, Revenue Bonds
Insured: AGM
5.00%, due 9/1/31	1,330,000	1,482,597
Insured: AGM
5.00%, due 9/1/32	1,650,000	1,832,338
Los Angeles County Facilities, Inc., County of Los Angeles, Revenue Bonds
Series A
5.00%, due 12/1/38	1,910,000	2,144,258
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/40	1,625,000	1,862,112
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	3,140,000	3,276,943
Series A
5.00%, due 10/1/32	3,140,000	3,282,531
	Principal Amount	Value

Other Revenue (continued)
Matching Fund Special Purpose Securitization Corp., Revenue Bonds (continued)
Series A
5.00%, due 10/1/39	$ 9,415,000	$ 9,644,821
Montclair Financing Authority, Public Facilities Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/32	1,000,000	1,057,726
Mountain House Public Financing Authority, Green Bond, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/40	1,380,000	1,408,819
Northern California Energy Authority, Revenue Bonds
Series A
4.00%, due 7/1/49 (d)	2,900,000	2,950,565
Orange City Public Facilities Financing Authority, City of Orange, Revenue Bonds
Series A
4.00%, due 11/1/50	1,450,000	1,438,836
Orange County Local Transportation Authority, Sales Tax, Revenue Bonds
4.00%, due 2/15/38	10,000,000	10,204,817
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/51	2,250,000	2,526,690
Pico Rivera Public Financing Authority, City of Pico Rivera, Revenue Bonds
Insured: NATL-RE
5.25%, due 9/1/34	1,560,000	1,704,763
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
4.50%, due 7/1/34	1,500,000	1,538,306
Series A-1
4.75%, due 7/1/53	1,000,000	1,014,151
Series A-1
5.00%, due 7/1/58	17,000,000	17,466,820
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	$ 5,000,000	$ 5,114,432
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE
5.50%, due 6/1/37	1,150,000	1,194,949
San Diego County Regional Transportation Commission, Green Bond, Revenue Bonds
Series A
5.00%, due 4/1/38	1,000,000	1,137,208
Series A
5.00%, due 4/1/39	1,000,000	1,135,362
Series A
5.00%, due 4/1/40	675,000	765,201
Series A
5.00%, due 4/1/44	2,800,000	3,140,782
San Francisco Bay Area Rapid Transit District, Sales Tax, Revenue Bonds
Series A
4.00%, due 7/1/36	1,850,000	1,889,287
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds
Series K
5.00%, due 3/1/37	1,705,000	1,859,009
San Mateo Joint Powers Financing Authority, Capital Projects, Revenue Bonds
Series A
5.00%, due 7/15/43	3,000,000	3,316,380
South Bayside Waste Management Authority, Green Bond, Revenue Bonds
Series B, Insured: AGM
5.00%, due 9/1/25 (e)	50,000	53,762
Series B, Insured: AGM
5.00%, due 9/1/25 (e)	1,465,000	1,568,944
Series B, Insured: AGM
5.00%, due 9/1/27 (e)	55,000	61,141
Series B, Insured: AGM
5.00%, due 9/1/27 (e)	1,615,000	1,767,640
	Principal Amount	Value

Other Revenue (continued)
South Bayside Waste Management Authority, Green Bond, Revenue Bonds (continued)
Series B, Insured: AGM
5.00%, due 9/1/29 (e)	$ 15,000	$ 17,110
Series B, Insured: AGM
5.00%, due 9/1/29 (e)	405,000	451,200
Series B, Insured: AGM
5.00%, due 9/1/30 (e)	25,000	28,517
Series B, Insured: AGM
5.00%, due 9/1/30 (e)	690,000	768,031
Series B, Insured: AGM
5.00%, due 9/1/31 (e)	15,000	17,110
Series B, Insured: AGM
5.00%, due 9/1/31 (e)	395,000	439,045
Series 2019A, Insured: AGM
5.00%, due 9/1/32	15,000	17,271
Series 2019A, Insured: AGM
5.00%, due 9/1/32	485,000	546,165
Series 2019A, Insured: AGM
5.00%, due 9/1/39	80,000	92,110
Series 2019A, Insured: AGM
5.00%, due 9/1/39	2,450,000	2,730,828
Stockton Public Financing Authority, Water Revenue, Green Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 10/1/37	2,500,000	2,552,303
Series A, Insured: BAM
5.00%, due 10/1/32	1,275,000	1,435,562
Series A, Insured: BAM
5.00%, due 10/1/34	1,500,000	1,684,426
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
5.00%, due 11/15/27	1,000,000	1,062,773
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp., Revenue Bonds, Senior Lien
4.00%, due 6/1/49	1,000,000	961,542
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/48	2,400,000	2,526,617
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29	$ 1,500,000	$ 1,487,514
Series A
5.00%, due 10/1/32	1,250,000	1,223,910
West Hollywood Public Financing Authority, City of West Hollywood, Revenue Bonds
Series A
3.00%, due 4/1/42	3,300,000	2,845,216
		247,659,042
Transportation 10.4%
Alameda Corridor Transportation Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.00%, due 10/1/29	1,000,000	1,035,336
Antonio B Won Pat International Airport Authority, Revenue Bonds (e)
Series C, Insured: AGM
6.00%, due 10/1/34	720,000	756,086
Series C, Insured: AGM
6.00%, due 10/1/34	280,000	292,760
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (e)
Series A, Insured: AGM
3.25%, due 12/31/32	1,000,000	921,094
Series A
5.00%, due 6/30/31	3,100,000	3,297,043
City of Long Beach CA, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/36	1,000,000	1,119,706
Series A
5.00%, due 5/15/37	1,000,000	1,118,507
Series A
5.00%, due 5/15/38	2,000,000	2,233,697
City of Los Angeles CA, Department of Airports, Revenue Bonds
Series D
3.00%, due 5/15/39 (e)	2,500,000	2,140,286
	Principal Amount	Value

Transportation (continued)
City of Los Angeles CA, Department of Airports, Revenue Bonds (continued)
Series D
4.00%, due 5/15/51 (e)	$ 4,500,000	$ 4,340,333
Series B
5.00%, due 5/15/25 (e)	710,000	750,436
Series D
5.00%, due 5/15/26 (e)	1,000,000	1,070,204
Series A
5.00%, due 5/15/29 (e)	3,125,000	3,441,247
Series A
5.00%, due 5/15/31 (e)	2,815,000	3,004,666
Series C
5.00%, due 5/15/31 (e)	1,000,000	1,113,088
Series E
5.00%, due 5/15/37 (e)	1,250,000	1,369,279
Series F
5.00%, due 5/15/37 (e)	875,000	945,944
Series A
5.00%, due 5/15/40	6,175,000	6,838,301
Series A
5.25%, due 5/15/48 (e)	1,375,000	1,472,564
City of Palm Springs CA, Airport Passenger Facility Charge, Revenue Bonds (e)
Insured: BAM
5.00%, due 6/1/30	640,000	673,692
Insured: BAM
5.00%, due 6/1/31	1,130,000	1,187,844
County of Sacramento CA, Airport System, Revenue Bonds
Series C
5.00%, due 7/1/38 (e)	3,000,000	3,203,490
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C
4.00%, due 1/15/43	520,000	505,303
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	1,500,000	1,433,168
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (e)
Series A, Insured: BAM
4.00%, due 3/1/42	$ 4,755,000	$ 4,702,180
Series A
5.00%, due 3/1/41	2,500,000	2,619,374
Series A
5.00%, due 3/1/47	4,390,000	4,566,930
Peninsula Corridor Joint Powers Board, Farebox, Revenue Bonds
Series A
5.00%, due 10/1/32	500,000	565,380
Series A
5.00%, due 10/1/33	500,000	564,415
Series A
5.00%, due 10/1/34	500,000	563,688
Series A
5.00%, due 10/1/35	350,000	394,140
Series A
5.00%, due 10/1/44	4,035,000	4,325,676
Port of Oakland, Revenue Bonds (e)
Series D
5.00%, due 11/1/28	2,250,000	2,454,572
Series D
5.00%, due 11/1/29	1,850,000	2,015,840
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series D, Insured: AGM
5.00%, due 7/1/32	1,205,000	1,213,395
Series G, Insured: AGC-ICC
5.00%, due 7/1/42	40,000	40,279
Insured: AMBAC
5.50%, due 7/1/26	460,000	474,084
Riverside County Transportation Commission, Revenue Bonds, Second Lien
Series C
4.00%, due 6/1/47	5,750,000	5,435,425
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series B-1, Insured: BAM
3.00%, due 6/1/49	5,000,000	3,802,056
Series B-1
4.00%, due 6/1/46	1,000,000	955,061
	Principal Amount	Value

Transportation (continued)
San Francisco City & County Airport Commission, International Airport, Revenue Bonds, Second Series
Series D
5.25%, due 5/1/48 (e)	$ 4,100,000	$ 4,384,787
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series H
5.00%, due 5/1/27 (e)	7,000,000	7,548,559
Series D
5.00%, due 5/1/30	2,595,000	2,908,869
Series D
5.00%, due 5/1/31	2,200,000	2,457,240
Series E
5.00%, due 5/1/45 (e)	3,460,000	3,679,520
San Francisco Municipal Transportation Agency, Green Bond, Revenue Bonds
Series C
5.00%, due 3/1/51	1,170,000	1,310,456
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	4,000,000	4,179,375
Series B
5.25%, due 1/15/49	500,000	521,053
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/44	3,449,000	3,345,021
Series A
4.00%, due 1/15/50	499,000	472,110
		109,763,559
Utilities 2.3%
City of Riverside CA, Electric, Revenue Bonds
Series A
5.00%, due 10/1/31	750,000	848,594
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/34	1,000,000	1,014,062
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utilities (continued)
Guam Power Authority, Revenue Bonds (continued)
Series A
5.00%, due 10/1/40	$ 1,000,000	$ 1,044,075
Los Angeles Department of Water & Power System, Revenue Bonds
Series C
5.00%, due 7/1/37	2,860,000	3,200,450
Northern California Power Agency, Hydroelectric Project No.1, Revenue Bonds
Series A
5.00%, due 7/1/31	3,000,000	3,521,849
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC
4.25%, due 7/1/27	460,000	464,929
Series SS, Insured: NATL-RE
5.00%, due 7/1/22	640,000	653,289
Series UU, Insured: AGM
5.00%, due 7/1/24	225,000	229,022
Series XX-RSA-1
5.25%, due 7/1/40 (f)(g)	1,000,000	962,500
Sacramento Municipal Utility District, Electric Revenue, Green Bonds, Revenue Bonds
Series H
4.00%, due 8/15/45	7,500,000	7,540,235
Turlock Irrigation District, Revenue Bonds
5.00%, due 1/1/38	600,000	676,506
5.00%, due 1/1/39	500,000	562,866
5.00%, due 1/1/44	3,165,000	3,516,741
		24,235,118
Water & Sewer 7.6%
Central Basin Municipal Water District, Revenue Bonds
Series A, Insured: BAM
3.00%, due 8/1/44	2,000,000	1,638,070
City of Clovis CA, Wastewater, Revenue Bonds
Insured: AGM
5.25%, due 8/1/29	500,000	540,635
	Principal Amount	Value

Water & Sewer (continued)
City of Culver City CA, Wastewater Facilities, Revenue Bonds
Series A
4.00%, due 9/1/44	$ 1,690,000	$ 1,706,735
City of Los Angeles CA, Revenue Bonds
Series C
5.00%, due 6/1/28	2,000,000	2,259,634
City of Oxnard CA, Wastewater, Revenue Bonds
Insured: BAM
4.00%, due 6/1/32	1,920,000	2,016,446
Insured: BAM
4.00%, due 6/1/34	2,080,000	2,158,542
Insured: BAM
5.00%, due 6/1/30	1,340,000	1,498,931
City of Oxnard CA, Water System, Revenue Bonds
Insured: BAM
5.00%, due 6/1/35	1,125,000	1,252,578
City of Pasadena CA, Water, Revenue Bonds
Series A
5.00%, due 6/1/38	1,480,000	1,686,851
City of San Francisco CA, Public Utilities Commission Water, Green Bond, Revenue Bonds
Series A
5.00%, due 11/1/45	4,240,000	4,745,885
City of Vernon CA, Water System, Revenue Bonds
Series A, Insured: AGM
3.375%, due 8/1/40	650,000	595,498
Series A, Insured: AGM
3.50%, due 8/1/45	725,000	654,612
Series A, Insured: AGM
5.00%, due 8/1/30	985,000	1,103,587
Series A, Insured: AGM
5.00%, due 8/1/35	1,000,000	1,109,555
Colton Utility Authority, Revenue Bonds
Insured: AGM
4.00%, due 3/1/47	2,500,000	2,476,282
Contra Costa Water District, Revenue Bonds
Series V
5.00%, due 10/1/44	6,000,000	6,689,380
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 7/1/45	$ 2,850,000	$ 3,058,592
Eastern Municipal Water District Financing Authority, Water & Wastewater, Revenue Bonds
Series A
4.00%, due 7/1/37	1,700,000	1,743,920
Series A
4.00%, due 7/1/38	1,500,000	1,536,111
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 1/1/46	6,290,000	6,651,784
Series A
5.00%, due 1/1/50	2,500,000	2,703,997
Los Angeles County Sanitation Districts Financing Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 10/1/33	1,000,000	1,034,537
Los Angeles Department of Water & Power System, Revenue Bonds
Series A
5.00%, due 7/1/35	1,500,000	1,628,346
Moulton-Niguel Water District, Revenue Bonds
5.00%, due 9/1/39	3,685,000	4,151,328
Oxnard Financing Authority, Waste Water, Revenue Bonds
Insured: AGM
5.00%, due 6/1/34	1,000,000	1,044,454
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (b)
Series B
5.00%, due 7/1/28	1,330,000	1,417,942
Series B
5.00%, due 7/1/33	8,000,000	8,524,204
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 7/1/33	900,000	958,959
	Principal Amount	Value

Water & Sewer (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b) (continued)
Series A
5.00%, due 7/1/37	$ 450,000	$ 475,960
Series A
5.00%, due 7/1/37 (c)	800,000	849,767
Rancho Water District Financing Authority, Revenue Bonds
Series A
4.00%, due 8/1/37	2,750,000	2,855,547
San Joaquin Area Flood Control Agency, California Smith Canal Area Assessment, Special Assessment
Insured: AGM
3.00%, due 10/1/32	660,000	631,901
Insured: AGM
3.00%, due 10/1/34	700,000	662,713
Insured: AGM
3.25%, due 10/1/40	2,000,000	1,833,634
Insured: AGM
3.375%, due 10/1/45	1,250,000	1,141,069
Insured: AGM
3.375%, due 10/1/50	1,000,000	873,981
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds
4.00%, due 8/1/36	2,025,000	2,068,474
Silicon Valley Clean Water, Revenue Bonds
Series B
0.50%, due 3/1/26	2,000,000	1,814,749
Watereuse Finance Authority, Vallejo Sanitation And Flood Control District Refunding Program, Revenue Bonds
Series A
5.50%, due 5/1/36	500,000	527,944
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
West Sacramento Financing Authority, Water Capital Projects, Revenue Bonds
Insured: BAM
4.00%, due 10/1/39	$ 300,000	$ 304,073
		80,627,207
Total Municipal Bonds (Cost $1,119,407,441)		1,052,267,116
Total Investments (Cost $1,119,407,441)	99.8%	1,052,267,116
Other Assets, Less Liabilities	0.2	2,144,883
Net Assets	100.0%	$ 1,054,411,999

†	Percentages indicated are based on Fund net assets.
(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Delayed delivery security.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(e)	Interest on these securities was subject to alternative minimum tax.
(f)	Issue in default.
(g)	Issue in non-accrual status.
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(325)	June 2022	$ (39,908,237)	$ (38,725,781)	$ 1,182,456
U.S. Treasury Long Bonds	(800)	June 2022	(118,317,468)	(112,550,000)	5,767,468
Net Unrealized Appreciation					$ 6,949,924

1.	As of April 30, 2022, cash in the amount of $3,352,500 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
ICC—Insured Custody Certificates
NATL-RE—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,052,267,116	$ —	$ 1,052,267,116
Other Financial Instruments
Futures Contracts (b)	6,949,924	—	—	6,949,924
Total Investments in Securities and Other Financial Instruments	$ 6,949,924	$ 1,052,267,116	$ —	$ 1,059,217,040

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay MacKay California Tax Free Opportunities Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,119,407,441)	$1,052,267,116
Cash	11,538,468
Cash collateral on deposit at broker for futures contracts	3,352,500
Receivables:
Investment securities sold	25,369,450
Interest	11,596,518
Fund shares sold	4,317,084
Other assets	25,758
Total assets	1,108,466,894
Liabilities
Payables:
Investment securities purchased	48,926,080
Fund shares redeemed	2,734,392
Variation margin on futures contracts	1,024,925
Manager (See Note 3)	414,657
NYLIFE Distributors (See Note 3)	96,276
Transfer agent (See Note 3)	45,810
Professional fees	24,195
Custodian	19,307
Shareholder communication	11,869
Trustees	915
Distributions payable	756,469
Total liabilities	54,054,895
Net assets	$1,054,411,999
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$108,715
Additional paid-in-capital	1,160,082,609
1,160,191,324
Total distributable earnings (loss)	(105,779,325)
Net assets	$1,054,411,999
Class A
Net assets applicable to outstanding shares	$360,001,049
Shares of beneficial interest outstanding	37,121,430
Net asset value per share outstanding	$9.70
Maximum sales charge (4.50% of offering price)	0.46
Maximum offering price per share outstanding	$10.16
Investor Class
Net assets applicable to outstanding shares	$508,532
Shares of beneficial interest outstanding	52,431
Net asset value per share outstanding	$9.70
Maximum sales charge (4.00% of offering price)	0.40
Maximum offering price per share outstanding	$10.10
Class C
Net assets applicable to outstanding shares	$43,930,054
Shares of beneficial interest outstanding	4,529,048
Net asset value and offering price per share outstanding	$9.70
Class C2
Net assets applicable to outstanding shares	$357,054
Shares of beneficial interest outstanding	36,804
Net asset value and offering price per share outstanding	$9.70
Class I
Net assets applicable to outstanding shares	$644,740,595
Shares of beneficial interest outstanding	66,472,833
Net asset value and offering price per share outstanding	$9.70
Class R6
Net assets applicable to outstanding shares	$4,874,715
Shares of beneficial interest outstanding	502,200
Net asset value and offering price per share outstanding	$9.71
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$16,405,395
Expenses
Manager (See Note 3)	2,761,691
Distribution/Service—Class A (See Note 3)	527,992
Distribution/Service—Investor Class (See Note 3)	682
Distribution/Service—Class C (See Note 3)	132,073
Distribution/Service—Class C2 (See Note 3)	1,073
Transfer agent (See Note 3)	149,868
Professional fees	57,070
Custodian	41,255
Shareholder communication	16,570
Trustees	12,622
Registration	10,960
Miscellaneous	21,959
Total expenses	3,733,815
Net investment income (loss)	12,671,580
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(17,598,779)
Futures transactions	1,805,819
Net realized gain (loss)	(15,792,960)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(132,033,066)
Futures contracts	6,710,174
Net change in unrealized appreciation (depreciation)	(125,322,892)
Net realized and unrealized gain (loss)	(141,115,852)
Net increase (decrease) in net assets resulting from operations	$(128,444,272)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay MacKay California Tax Free Opportunities Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,671,580	$23,563,894
Net realized gain (loss)	(15,792,960)	5,712,825
Net change in unrealized appreciation (depreciation)	(125,322,892)	16,179,430
Net increase (decrease) in net assets resulting from operations	(128,444,272)	45,456,149
Distributions to shareholders:
Class A	(5,107,523)	(9,302,283)
Investor Class	(6,558)	(14,682)
Class C	(565,512)	(1,214,752)
Class C2	(3,336)	(3,396)
Class I	(10,107,612)	(17,897,833)
Class R6	(61,774)	(56,750)
Total distributions to shareholders	(15,852,315)	(28,489,696)
Capital share transactions:
Net proceeds from sales of shares	203,299,813	418,185,878
Net asset value of shares issued to shareholders in reinvestment of distributions	11,309,302	19,857,013
Cost of shares redeemed	(297,586,951)	(268,437,712)
Increase (decrease) in net assets derived from capital share transactions	(82,977,836)	169,605,179
Net increase (decrease) in net assets	(227,274,423)	186,571,632
Net Assets
Beginning of period	1,281,686,422	1,095,114,790
End of period	$1,054,411,999	$1,281,686,422
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.94	$10.75	$10.76	$10.12	$10.29	$10.48
Net investment income (loss)	0.10(a)	0.20(a)	0.23	0.28	0.31	0.32
Net realized and unrealized gain (loss)	(1.21)	0.23	0.03	0.64	(0.17)	(0.19)
Total from investment operations	(1.11)	0.43	0.26	0.92	0.14	0.13
Less distributions:
From net investment income	(0.13)	(0.24)	(0.27)	(0.28)	(0.31)	(0.32)
Net asset value at end of period	$9.70	$10.94	$10.75	$10.76	$10.12	$10.29
Total investment return (b)	(10.25)%	4.05%	2.46%	9.20%	1.39%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%††	1.80%	1.97%	2.65%	3.04%	3.17%
Net expenses (c)	0.75%††	0.74%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.75%††	0.76%	0.80%	0.81%	0.82%	0.82%
Portfolio turnover rate	29%(d)	17%(d)	29%(d)	47%(d)	32%	83%
Net assets at end of period (in 000’s)	$360,001	$444,628	$373,966	$292,589	$145,668	$107,278

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.94	$10.76	$10.76	$10.12	$10.29	$10.49
Net investment income (loss)	0.10(a)	0.18(a)	0.23	0.28	0.31	0.32
Net realized and unrealized gain (loss)	(1.21)	0.24	0.04	0.64	(0.17)	(0.20)
Total from investment operations	(1.11)	0.42	0.27	0.92	0.14	0.12
Less distributions:
From net investment income	(0.13)	(0.24)	(0.27)	(0.28)	0.31	(0.32)
Net asset value at end of period	$9.70	$10.94	$10.76	$10.76	$10.12	$10.29
Total investment return (b)	(10.26)%	3.93%	2.53%	9.18%	1.36%	1.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%††	1.61%	1.95%	2.65%	3.03%	3.15%
Net expenses (c)	0.77%††	0.76%	0.77%	0.77%	0.78%	0.79%
Expenses (before waiver/reimbursement) (c)	0.77%††	0.78%	0.82%	0.83%	0.85%	0.86%
Portfolio turnover rate	29%(d)	17%(d)	29%(d)	47%(d)	32%	83%
Net assets at end of period (in 000's)	$509	$554	$672	$506	$343	$285

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

38	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.94	$10.76	$10.77	$10.12	$10.29	$10.48
Net investment income (loss)	0.09(a)	0.17(a)	0.19	0.25	0.28	0.30
Net realized and unrealized gain (loss)	(1.22)	0.22	0.04	0.65	(0.17)	(0.19)
Total from investment operations	(1.13)	0.39	0.23	0.90	0.11	0.11
Less distributions:
From net investment income	(0.11)	(0.21)	(0.24)	(0.25)	(0.28)	(0.30)
Net asset value at end of period	$9.70	$10.94	$10.76	$10.77	$10.12	$10.29
Total investment return (b)	(10.37)%	3.67%	2.18%	9.01%	1.11%	1.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%††	1.54%	1.70%	2.38%	2.76%	2.89%
Net expenses (c)	1.02%††	1.01%	1.02%	1.02%	1.03%	1.04%
Expenses (before waiver/reimbursement) (c)	1.02%††	1.03%	1.07%	1.08%	1.10%	1.11%
Portfolio turnover rate	29%(d)	17%(d)	29%(d)	47%(d)	32%	83%
Net assets at end of period (in 000’s)	$43,930	$58,263	$61,662	$52,964	$29,450	$26,623

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
Class C2		2021	2020
Net asset value at beginning of period	$10.94	$10.75	$10.83
Net investment income (loss)	0.08(a)	0.28(a)	0.03
Net realized and unrealized gain (loss)	(1.21)	0.11	(0.07)
Total from investment operations	(1.13)	0.39	(0.04)
Less distributions:
From net investment income	(0.11)	(0.20)	(0.04)
Net asset value at end of period	$9.70	$10.94	$10.75
Total investment return (b)	(10.44)%	3.59%	(0.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%††	2.56%	1.49%††
Net expenses (c)	1.17%††	1.16%	1.16%††
Expenses (before waiver/reimbursement) (c)	1.17%††	1.18%	1.22%††
Portfolio turnover rate (d)	29%	17%	29%
Net assets at end of period (in 000’s)	$357	$275	$25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.94	$10.76	$10.76	$10.12	$10.29	$10.48
Net investment income (loss)	0.11(a)	0.23(a)	0.28	0.31	0.34	0.35
Net realized and unrealized gain (loss)	(1.21)	0.22	0.02	0.64	(0.17)	(0.19)
Total from investment operations	(1.10)	0.45	0.30	0.95	0.17	0.16
Less distributions:
From net investment income	(0.14)	(0.27)	(0.30)	(0.31)	(0.34)	(0.35)
Net asset value at end of period	$9.70	$10.94	$10.76	$10.76	$10.12	$10.29
Total investment return (b)	(10.14)%	4.21%	2.81%	9.48%	1.65%	1.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%††	2.05%	2.20%	2.91%	3.29%	3.42%
Net expenses (c)	0.50%††	0.49%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.50%††	0.51%	0.55%	0.56%	0.57%	0.57%
Portfolio turnover rate	29%(d)	17%(d)	29%(d)	47%(d)	32%	83%
Net assets at end of period (in 000’s)	$644,741	$776,207	$655,579	$429,106	$228,220	$148,819

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2022*	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6		2021	2020
Net asset value at beginning of period	$10.94	$10.76	$10.77
Net investment income (loss)	0.11(a)	0.21(a)	0.25
Net realized and unrealized gain (loss)	(1.20)	0.24	0.04
Total from investment operations	(1.09)	0.45	0.29
Less distributions:
From net investment income	(0.14)	(0.27)	(0.30)
Net asset value at end of period	$9.71	$10.94	$10.76
Total investment return (b)	(10.03)%	4.23%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18%††	1.86%	2.25%
Net expenses (c)	0.47%††	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.47%††	0.49%	0.53%
Portfolio turnover rate (d)	29%	17%	29%
Net assets at end of period (in 000’s)	$4,875	$1,759	$3,211

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

40	MainStay MacKay California Tax Free Opportunities Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 2013
Investor Class	February 28, 2013
Class C	February 28, 2013
Class C2	August 31, 2020
Class I	February 28, 2013
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class and
SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and California income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for
41

Notes to Financial Statements (Unaudited) (continued)
review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The

42	MainStay MacKay California Tax Free Opportunities Fund

evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation
43

Notes to Financial Statements (Unaudited) (continued)
margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the
Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately 18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond

44	MainStay MacKay California Tax Free Opportunities Fund

insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2022, 21.4% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$6,949,924	$6,949,924
Total Fair Value	$6,949,924	$6,949,924

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$1,805,819	$1,805,819
Total Net Realized Gain (Loss)	$1,805,819	$1,805,819

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$6,710,174	$6,710,174
Total Net Change in Unrealized Appreciation (Depreciation)	$6,710,174	$6,710,174

Average Notional Amount	Total
Futures Contracts Short	$(85,641,016)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed
45

Notes to Financial Statements (Unaudited) (continued)
those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $2,761,691 and paid the Subadvisor fees of $1,380,846. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $3,677 and $102, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2022, of $39,756 and $4,418, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$49,295	$—
Investor Class	123	—
Class C	11,864	—
Class C2	74	—
Class I	88,421	—
Class R6	91	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

46	MainStay MacKay California Tax Free Opportunities Fund

(F) Capital.  As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$23,057	6.5%
Class R6	24,017	0.5
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,132,716,516	$4,373,439	$(84,822,839)	$(80,449,400)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $13,083,867, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,350	$733
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$768,763
Exempt Interest Dividends	27,720,933
Total	$28,489,696
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $351,448 and $386,271, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:
47

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,621,920	$38,611,097
Shares issued to shareholders in reinvestment of distributions	400,023	4,195,267
Shares redeemed	(7,559,409)	(78,666,020)
Net increase (decrease) in shares outstanding before conversion	(3,537,466)	(35,859,656)
Shares converted into Class A (See Note 1)	418	4,250
Net increase (decrease)	(3,537,048)	$(35,855,406)
Year ended October 31, 2021:
Shares sold	12,129,617	$133,832,552
Shares issued to shareholders in reinvestment of distributions	689,377	7,594,800
Shares redeemed	(6,991,630)	(77,063,811)
Net increase (decrease) in shares outstanding before conversion	5,827,364	64,363,541
Shares converted into Class A (See Note 1)	114,504	1,276,207
Shares converted from Class A (See Note 1)	(55,852)	(609,652)
Net increase (decrease)	5,886,016	$65,030,096

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,441	$36,459
Shares issued to shareholders in reinvestment of distributions	625	6,547
Shares redeemed	(2,370)	(24,660)
Net increase (decrease) in shares outstanding before conversion	1,696	18,346
Shares converted into Investor Class (See Note 1)	38	393
Net increase (decrease)	1,734	$18,739
Year ended October 31, 2021:
Shares sold	14,817	$163,273
Shares issued to shareholders in reinvestment of distributions	1,305	14,374
Shares redeemed	(5,242)	(57,745)
Net increase (decrease) in shares outstanding before conversion	10,880	119,902
Shares converted into Investor Class (See Note 1)	367	4,024
Shares converted from Investor Class (See Note 1)	(23,046)	(254,911)
Net increase (decrease)	(11,799)	$(130,985)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	135,264	$1,413,662
Shares issued to shareholders in reinvestment of distributions	42,164	442,581
Shares redeemed	(974,907)	(10,281,392)
Net increase (decrease) in shares outstanding before conversion	(797,479)	(8,425,149)
Shares converted from Class C (See Note 1)	(455)	(4,643)
Net increase (decrease)	(797,934)	$(8,429,792)
Year ended October 31, 2021:
Shares sold	832,531	$9,166,279
Shares issued to shareholders in reinvestment of distributions	84,200	927,733
Shares redeemed	(1,311,739)	(14,451,128)
Net increase (decrease) in shares outstanding before conversion	(395,008)	(4,357,116)
Shares converted from Class C (See Note 1)	(10,620)	(118,247)
Net increase (decrease)	(405,628)	$(4,475,363)

Class C2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	11,543	$124,987
Shares issued to shareholders in reinvestment of distributions	320	3,336
Shares redeemed	(179)	(1,855)
Net increase (decrease)	11,684	$126,468
Year ended October 31, 2021:
Shares sold	22,632	$248,457
Shares issued to shareholders in reinvestment of distributions	308	3,396
Shares redeemed	(136)	(1,496)
Net increase (decrease)	22,804	$250,357

48	MainStay MacKay California Tax Free Opportunities Fund

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	15,167,815	$159,231,252
Shares issued to shareholders in reinvestment of distributions	629,490	6,600,590
Shares redeemed	(20,277,047)	(208,202,340)
Net increase (decrease) in shares outstanding before conversion	(4,479,742)	(42,370,498)
Shares converted from Class I (See Note 1)	(20,024)	(206,845)
Net increase (decrease)	(4,499,766)	$(42,577,343)
Year ended October 31, 2021:
Shares sold	24,818,215	$273,702,977
Shares issued to shareholders in reinvestment of distributions	1,021,770	11,260,199
Shares redeemed	(15,876,495)	(175,130,908)
Net increase (decrease) in shares outstanding before conversion	9,963,490	109,832,268
Shares converted into Class I (See Note 1)	56,613	618,065
Net increase (decrease)	10,020,103	$110,450,333

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	354,759	$3,882,356
Shares issued to shareholders in reinvestment of distributions	5,846	60,981
Shares redeemed	(39,182)	(410,684)
Net increase (decrease) in shares outstanding before conversion	321,423	3,532,653
Shares converted into Class R6 (See Note 1)	20,024	206,845
Net increase (decrease)	341,447	$3,739,498
Year ended October 31, 2021:
Shares sold	97,201	$1,072,340
Shares issued to shareholders in reinvestment of distributions	5,129	56,511
Shares redeemed	(158,095)	(1,732,624)
Net increase (decrease) in shares outstanding before conversion	(55,765)	(603,773)
Shares converted from Class R6 (See Note 1)	(81,959)	(915,486)
Net increase (decrease)	(137,724)	$(1,519,259)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

50	MainStay MacKay California Tax Free Opportunities Fund

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

52	MainStay MacKay California Tax Free Opportunities Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
53

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

54	MainStay MacKay California Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1738062MS086-22
MSCTF10-06/22
(NYLIM) NL237

MainStay MacKay High Yield Municipal Bond Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	3/31/2010	-13.80%	-12.52%	2.10%	4.10%	0.85%
		Excluding sales charges		-9.73	-8.40	3.04	4.58	0.85
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	3/31/2010	-13.36	-12.08	2.08	4.07	0.87
		Excluding sales charges		-9.75	-8.42	3.03	4.55	0.87
Class C Shares	Maximum 1% CDSC	With sales charges	3/31/2010	-10.99	-9.94	2.26	3.77	1.62
	if Redeemed Within One Year of Purchase	Excluding sales charges		-10.10	-9.04	2.26	3.77	1.62
Class I Shares	No Sales Charge		3/31/2010	-9.63	-8.17	3.30	4.83	0.60
Class R6 Shares	No Sales Charge		11/1/2019	-9.67	-8.13	N/A	0.21	0.55

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[2]	-7.90%	-7.88%	1.80%	2.48%
Bloomberg High Yield Municipal Bond Index[3]	-8.43	-6.23	4.35	4.83
High Yield Municipal Bond Composite Index[4]	-8.21	-6.89	3.34	3.90
Morningstar High Yield Muni Category Average[5]	-8.97	-7.69	2.56	3.52

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Bloomberg Municipal Bond Index is the Fund's primary broadbased securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broadbased market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Bloomberg High Yield Municipal Bond Index as an additional benchmark. The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated U.S. dollar-denominated tax-exempt bond market.

4.
The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg High
Yield Municipal Bond Index and the Bloomberg Municipal Bond Index weighted 60%/40%, respectively. The Bloomberg High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
The Morningstar High Yield Muni Category Average is representative of Funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$902.70	$3.96	$1,020.63	$4.21	0.84%
Investor Class Shares	$1,000.00	$902.50	$4.01	$1,020.58	$4.26	0.85%
Class C Shares	$1,000.00	$899.00	$7.58	$1,016.81	$8.05	1.61%
Class I Shares	$1,000.00	$903.70	$2.78	$1,021.87	$2.96	0.59%
Class R6 Shares	$1,000.00	$903.30	$2.55	$1,022.12	$2.71	0.54%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

Puerto Rico	12.9%
California	10.7
Illinois	10.0
New York	8.8
New Jersey	5.6
Texas	5.0
Ohio	4.7
Pennsylvania	4.3
Florida	3.3
Colorado	2.6
Wisconsin	2.4
U.S. Virgin Islands	2.1
Michigan	1.9
Georgia	1.8
Virginia	1.7
District of Columbia	1.6
Arizona	1.4
Massachusetts	1.2
Minnesota	1.2
Alabama	1.1
Kentucky	1.1
Maryland	0.9
Missouri	0.9
Iowa	0.9
Utah	0.9
Washington	0.9
Guam	0.8
Arkansas	0.8
Tennessee	0.7
Indiana	0.7%
Hawaii	0.7
North Carolina	0.7
South Carolina	0.7
Connecticut	0.5
North Dakota	0.4
Delaware	0.4
Louisiana	0.3
West Virginia	0.3
New Hampshire	0.3
Multi–State	0.2
Alaska	0.2
Nevada	0.2
Montana	0.2
Rhode Island	0.2
Kansas	0.2
Oregon	0.1
Maine	0.1
New Mexico	0.1
Oklahoma	0.1
Vermont	0.1
Idaho	0.0‡
South Dakota	0.0‡
Mississippi	0.0‡
Other Assets, Less Liabilities	1.1
100.0%

‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Puerto Rico Sales Tax Financing Corp., (zero coupon)-5.00%, due 7/1/31–7/1/58
2.	Commonwealth of Puerto Rico, (zero coupon)-5.75%, due 7/1/23–7/1/46
3.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 3.75%-6.00%, due 7/1/22–7/1/47
4.	Metropolitan Pier & Exposition Authority, (zero coupon)-5.00%, due 12/15/31–6/15/57
5.	Chicago Board of Education, (zero coupon)-7.00%, due 12/1/26–12/1/47
6.	Metropolitan Transportation Authority, 0.35%-5.00%, due 9/1/22–11/15/54
7.	Tender Option Bond Trust Receipts/Certificates, 0.48%, due 6/15/31–11/15/53
8.	New York Transportation Development Corp., 4.375%-5.375%, due 8/1/31–1/1/50
9.	Puerto Rico Electric Power Authority, 1.168%-7.00%, due 7/1/19–7/1/43
10.	Golden State Tobacco Securitization Corp., (zero coupon)-5.30%, due 6/1/36–6/1/66

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned −9.63%, underperforming the −7.90% return of the Fund’s primary benchmark, the Bloomberg Municipal Bond Index (the "Index"). During the same period, Class I shares underperformed the −8.43% return of the Fund’s secondary benchmark, the Bloomberg High Yield Municipal Bond Index, and the −8.21% return of the High Yield Municipal Bond Composite Index, an additional benchmark of the Fund. For the six months ended April 30, 2022, Class I shares also underperformed the −8.97% return of the Morningstar High Yield Muni Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The reporting period started with rising inflation expectations that were fueled by strong consumer demand, supply-chain constraints and labor wage pressures. The municipal market demonstrated less volatility than the Treasury market and ended 2021 with positive returns. However, during the last four months of the reporting period, municipal bond yields rose sharply with rising interest rates. The market began to sell off due to higher inflation and the expectation, and subsequent confirmation, that the U.S. Federal Reserve (the “Fed”) would seek to tighten monetary conditions at a faster pace. This contributed to a flattening of the municipal yield curve2 as short-term yields rose more than longer-term yields. The municipal market began to see record high outflows, which forced mutual funds to liquidate bonds. This, combined with the rise in Treasury rates, led to negative absolute performance across all sectors. Performance in short-end maturities outperformed long-end maturities.
During the reporting period, the Fund underperformed the Index primarily due to overweight exposure to bonds from Illinois and Puerto Rico, and bonds with maturities of 20 years and over. Conversely, underweight allocation to bonds rated AAA and AA made a positive contribution to the Fund’s relative performance, as did holdings from the states of New York and Texas. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
As mentioned above, late in the reporting period, U.S. Treasury rates rose significantly as the Fed took a more hawkish stance against inflation, indicating more rate hikes in the year ahead. This had a direct influence on the shape of the yield curve, resulting in a widening in credit spreads3 as well as a higher overall level of interest rates.
What was the Fund’s duration4 strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Municipal Bond Index, the Fund’s duration may also differ from that of the Index. As of April 30, 2022, the Fund's modified duration to worst5 was 8.83 years while the Index’s modified duration to worst was 5.51 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, state general obligation, local general obligation and water/sewer assisted the Fund’s relative performance. Tobacco, hospital and education detracted from relative results.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, would have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margins, there were increases to the special tax and transportation sectors. Additional sector
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

increases included exposures to bonds maturing over 30 years and credits rated BBB and BB.6 Conversely, there were reductions in the Fund’s exposures in the prerefunded/ETM (escrowed to maturity) and leasing sectors, and Puerto Rico credits and credits rated single B.7
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held an overweight position relative to the Bloomberg Municipal Bond Index in the hospital and tobacco sectors. From a geographic perspective, the Fund held overweight exposure to Puerto Rico and Illinois credits, as well as bonds maturing over 30 years. As of the same date, the Fund held underweight exposure in the state general obligation and local general obligation sectors, the states of California and New York, and bonds rated AAA and AA.8
6.
An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.
An obligation rated `B' by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated `BB', but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.
An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Municipal Bonds 97.7%
Long-Term Municipal Bonds 90.8%
Alabama 0.8%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds
5.75%, due 6/1/45	$ 1,250,000	$ 1,229,551
County of Jefferson AL, Sewer, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.50%, due 10/1/53	11,710,000	12,372,684
County of Jefferson AL, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	2,500,000	2,742,254
Homewood Educational Building Authority, Samford University Project, Revenue Bonds
Series A
4.00%, due 12/1/33	400,000	406,582
Series A
4.00%, due 12/1/35	1,000,000	1,008,727
Series A
4.00%, due 12/1/36	615,000	618,861
Series A
4.00%, due 12/1/37	650,000	653,754
Series A
4.00%, due 12/1/39	1,760,000	1,764,512
Series A
4.00%, due 12/1/41	2,750,000	2,748,460
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds
Series A
5.00%, due 10/1/43	4,830,000	4,867,177
Prichard Water Works & Sewer Board, Revenue Bonds
4.00%, due 11/1/49	6,000,000	4,573,496
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (a)
Series A
4.50%, due 5/1/32	7,529,545	7,247,667
Series A
5.25%, due 5/1/44	43,390,000	42,887,999
		83,121,724
	Principal Amount	Value

Alaska 0.2%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A
4.00%, due 10/1/44	$ 9,750,000	$ 9,910,615
Series A
4.00%, due 10/1/49	5,890,000	5,739,066
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/40	1,795,000	1,814,763
Series A
5.00%, due 6/1/50	3,485,000	3,471,431
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/50	2,255,000	2,093,170
Series B-1, Class 2
4.00%, due 6/1/50	1,500,000	1,365,474
		24,394,519
Arizona 1.4%
Arizona Industrial Development Authority, GreatHearts Arizona Project, Revenue Bonds
Series A, Insured: SD CRED PROG
3.00%, due 7/1/46	4,315,000	3,521,442
Series A, Insured: SD CRED PROG
3.00%, due 7/1/52	9,625,000	7,562,263
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	2,500,000	2,531,801
Series A, Insured: BAM
5.00%, due 6/1/58	5,500,000	5,927,248
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds
Series A
4.00%, due 11/1/46	$ 1,000,000	$ 969,385
Series A
4.00%, due 11/1/51	12,410,000	11,865,246
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A
4.00%, due 10/1/49	1,000,000	985,650
Series A
5.00%, due 10/1/45	1,875,000	2,007,470
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series A
4.00%, due 11/1/50	3,405,000	3,262,002
Arizona Industrial Development Authority, Macombs Facility Project, Revenue Bonds
Series A
4.00%, due 7/1/61	6,250,000	5,208,116
Arizona Industrial Development Authority, Jerome Facility Project, Revenue Bonds
Series B
4.00%, due 7/1/61	1,000,000	833,299
Arizona Industrial Development Authority, Idaho State Tax Commission, Linder Village Project, Revenue Bonds
5.00%, due 6/1/31 (a)	4,000,000	4,139,959
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc., Revenue Bonds (a)
Series B
5.00%, due 3/1/37	3,280,000	3,426,202
Series B
5.00%, due 3/1/42	3,435,000	3,553,032
	Principal Amount	Value

Arizona (continued)
Arizona Industrial Development Authority, Mater Academy of Nevada, Bonanza Campus Project, Revenue Bonds
Series A
5.00%, due 12/15/50 (a)	$ 1,500,000	$ 1,526,113
Arizona Industrial Development Authority, Provident Group, Eastern Michigan University Parking Project, Revenue Bonds
5.00%, due 5/1/51	1,000,000	880,374
Arizona Industrial Development Authority, Basis Schools Project, Revenue Bonds
Series A
5.375%, due 7/1/50 (a)	1,500,000	1,554,387
Arizona Industrial Development Authority, American Charter Schools Foundation, Revenue Bonds (a)
6.00%, due 7/1/37	3,035,000	3,324,228
6.00%, due 7/1/47	6,685,000	7,238,891
City of Phoenix AZ, Basis Schools Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/35	1,700,000	1,743,823
Series A
5.00%, due 7/1/45	1,000,000	1,018,650
Series A
5.00%, due 7/1/46	3,870,000	3,941,033
City of Phoenix AZ, Downtown Phoenix Student Housing LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	1,000,000	1,068,715
Series A
5.00%, due 7/1/59	2,200,000	2,304,982
City of Phoenix AZ, Villa Montessori, Inc. Project, Revenue Bonds
5.00%, due 7/1/45	2,150,000	2,196,925
City of Phoenix AZ, Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	870,000	867,483
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
6.00%, due 7/1/43	$ 2,450,000	$ 2,555,550
Glendale Industrial Development Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.125%, due 7/1/33 (b)	2,000,000	1,598,994
Glendale Industrial Development Authority, People of Faith, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 5/15/56	8,250,000	8,476,179
Industrial Development Authority of the County of Pima (The), American Leadership Academy, Inc., Revenue Bonds (a)
4.00%, due 6/15/41	1,250,000	1,117,370
4.00%, due 6/15/51	8,250,000	6,926,962
4.00%, due 6/15/57	500,000	406,614
Industrial Development Authority of the County of Pima (The), Charter Schools Project, Revenue Bonds
Series Q
5.375%, due 7/1/31	1,165,000	1,169,133
Industrial Development Authority of the County of Pima (The), American Leadership AC, Revenue Bonds
5.625%, due 6/15/45 (a)	3,735,000	3,840,406
Maricopa County Industrial Development Authority, Commercial Metals Co., Revenue Bonds
4.00%, due 10/15/47 (a)(b)	3,000,000	2,740,025
Maricopa County Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
Series A
4.00%, due 7/1/51 (a)	1,750,000	1,523,957
	Principal Amount	Value

Arizona (continued)
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds
5.00%, due 7/1/35	$ 3,000,000	$ 3,054,091
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series A
3.60%, due 2/1/40	14,000,000	13,321,532
Series B
3.60%, due 4/1/40	8,750,000	8,323,381
Pinal County Industrial Development Authority, WOF SW GGP 1 LLC, Revenue Bonds (b)
5.50%, due 10/1/33	2,000,000	1,849,576
Series A
5.50%, due 10/1/33 (a)	7,673,000	7,095,898
		147,458,387
Arkansas 0.8%
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds
4.00%, due 2/1/42	6,475,000	6,351,555
Series C
5.00%, due 2/1/33	1,425,000	1,495,721
Series C
5.00%, due 2/1/35	1,170,000	1,225,430
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds
4.00%, due 12/1/44	650,000	644,920
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds
4.50%, due 9/1/49 (a)(b)	29,750,000	27,595,243
Arkansas Development Finance Authority, Big River Steel Project, Green Bond, Revenue Bonds
Series A
4.75%, due 9/1/49 (a)(b)	45,400,000	43,534,110
		80,846,979
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California 8.6%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/35	$ 3,440,000	$ 2,034,993
Antelope Valley Healthcare District, Antelope Valley Healthcare District Obligated Group, Revenue Bonds
Series A
5.00%, due 3/1/46	1,095,000	1,125,563
Bassett Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/41	2,050,000	922,269
Series C, Insured: NATL-RE
(zero coupon), due 8/1/42	2,000,000	856,720
California Community Housing Agency, Fountains at Emerald, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (a)	2,500,000	1,773,254
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (a)	5,000,000	3,511,650
California Community Housing Agency, Essential Housing, Revenue Bonds
Series A
4.00%, due 2/1/56 (a)	2,000,000	1,651,800
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien (a)
Series A1
4.00%, due 2/1/56	21,500,000	18,964,385
Series A-1
4.00%, due 2/1/56	1,500,000	1,334,689
California Community Housing Agency, Annadel Apartments, Revenue Bonds
Series A
5.00%, due 4/1/49 (a)	9,650,000	8,414,317
	Principal Amount	Value

California (continued)
California Community Housing Agency, Verdant at Green Valley Apartments, Revenue Bonds
Series A
5.00%, due 8/1/49 (a)	$ 5,000,000	$ 4,784,630
California Community Housing Agency, Essential Housing, Serenity at Larkspur Apartments, Revenue Bonds
Series A
5.00%, due 2/1/50 (a)	11,045,000	10,442,801
California Community Housing Agency, Essential Housing Arbors Apartments, Revenue Bonds
Series A
5.00%, due 8/1/50 (a)	9,750,000	9,282,173
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
4.00%, due 4/1/44	7,965,000	7,745,840
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC, Revenue Bonds
Series B
4.00%, due 11/1/46	1,700,000	1,673,534
Series B
4.00%, due 11/1/51	1,750,000	1,707,651
Series B
4.00%, due 11/1/56	1,000,000	951,467
California Infrastructure and Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Revenue Bonds
Series A
5.00%, due 1/1/55 (a)	3,325,000	3,150,919
California Municipal Finance Authority, HumanGood California Obligated Group, Revenue Bonds
3.00%, due 10/1/46	4,750,000	3,635,514
3.00%, due 10/1/49	3,920,000	2,890,377
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, Orchard Park Student Housing Project, Revenue Bonds
Insured: BAM
3.00%, due 5/15/54	$ 4,400,000	$ 3,285,775
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
3.25%, due 12/31/32 (b)	5,965,000	5,494,327
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (b)	20,775,000	20,091,407
California Municipal Finance Authority, HumanGood California, Revenue Bonds
4.00%, due 10/1/46	2,000,000	1,962,813
California Municipal Finance Authority, William Jessup University, Revenue Bonds
5.00%, due 8/1/28	1,000,000	1,022,516
5.00%, due 8/1/48	2,675,000	2,583,789
California Municipal Finance Authority, LINX APM Project, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 12/31/43	35,000,000	36,609,009
Series B
5.00%, due 6/1/48	3,000,000	3,114,786
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds
Series A
5.00%, due 7/1/46 (a)	2,665,000	2,705,798
California Municipal Finance Authority, Northbay Healthcare Group, Revenue Bonds
Series A
5.00%, due 11/1/47	5,265,000	5,550,309
	Principal Amount	Value

California (continued)
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/48	$ 19,500,000	$ 20,405,658
5.00%, due 5/15/51	19,500,000	20,382,976
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/49 (a)	2,000,000	2,016,488
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	1,525,000	1,527,164
California Municipal Finance Authority, Baptist University, Revenue Bonds (a)
Series A
5.375%, due 11/1/40	3,000,000	3,186,549
Series A
5.50%, due 11/1/45	5,750,000	6,094,088
California Public Finance Authority, Enso Village Project, Revenue Bonds (a)
Series B-2
2.375%, due 11/15/28	1,500,000	1,412,278
Series A
5.00%, due 11/15/46	700,000	701,039
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (a)	5,515,000	6,042,990
California Public Finance Authority, California University of Science & Medicine, Revenue Bonds
7.50%, due 7/1/36 (a)	9,500,000	9,813,435
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
2.75%, due 11/1/60	$ 9,700,000	$ 5,851,249
California School Finance Authority, Granada Hills Charter High School Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/48 (a)	675,000	597,956
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds
Series A
4.00%, due 6/1/61 (a)	4,750,000	3,755,078
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (a)	3,000,000	3,017,413
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 8/1/50 (a)	1,800,000	1,844,876
California School Finance Authority, Teach Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 6/1/58 (a)	2,000,000	2,001,079
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series 2021 A
4.00%, due 9/2/41	2,000,000	1,859,653
	Principal Amount	Value

California (continued)
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
4.375%, due 1/1/48	$ 2,185,000	$ 2,228,510
5.00%, due 1/1/43	7,250,000	7,782,411
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/36	2,250,000	2,326,113
Series A
5.00%, due 6/1/46	2,000,000	2,042,782
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A
5.00%, due 12/1/41 (a)	1,700,000	1,765,663
Series A
5.00%, due 12/1/46 (a)	4,245,000	4,380,339
Series A
5.25%, due 12/1/56 (a)	19,500,000	20,214,878
Series A
5.50%, due 12/1/54	3,800,000	3,925,921
Series A
5.50%, due 12/1/58 (a)	23,675,000	25,075,476
California Statewide Communities Development Authority, Redlands Community Hospital, Revenue Bonds
5.00%, due 10/1/46	1,560,000	1,669,730
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	2,000,000	2,100,568
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	700,101
5.875%, due 11/1/43	435,000	447,992
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43	$ 3,235,000	$ 3,376,001
California Statewide Financing Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series C
(zero coupon), due 6/1/55 (a)	125,700,000	7,733,026
Cathedral City Public Financing Authority, Capital Appreciation, Tax Allocation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/23	925,000	894,375
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	1,085,000	944,480
City of Los Angeles CA, Department of Airports, Revenue Bonds, Senior Lien (b)
Series C
4.00%, due 5/15/50	2,845,000	2,771,995
Series C
5.00%, due 5/15/45	14,500,000	15,618,921
City of Los Angeles CA, Department of Airports, Revenue Bonds (b)
Series A
5.00%, due 5/15/45	4,110,000	4,484,922
Series A
5.00%, due 5/15/46	8,600,000	9,299,814
City of South San Francisco CA, Community Facilities District No. 2021-01, Special Tax
5.00%, due 9/1/52	1,500,000	1,584,155
CMFA Special Finance Agency, Latitude33, Revenue Bonds
Series A-1
3.00%, due 12/1/56 (a)	4,500,000	3,093,568
CMFA Special Finance Agency, Solana at Grand, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 8/1/56 (a)	2,000,000	1,756,545
	Principal Amount	Value

California (continued)
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 12/1/56 (a)	$ 1,500,000	$ 1,070,382
CSCDA Community Improvement Authority, Jefferson Platinum Triangle Apartments, Revenue Bonds
Series A-2
3.125%, due 8/1/56 (a)	11,350,000	8,260,704
CSCDA Community Improvement Authority, The Link-Glendale, Revenue Bonds
Series A-2
4.00%, due 7/1/56 (a)	7,200,000	5,894,700
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
4.00%, due 9/1/56 (a)	16,200,000	14,331,045
CSCDA Community Improvement Authority, Acacia on Santa Rosa Creek, Revenue Bonds, Senior Lien
Series A
4.00%, due 10/1/56 (a)	4,750,000	4,189,096
CSCDA Community Improvement Authority, Renaissance at City Center, Revenue Bonds
Series A
5.00%, due 7/1/51 (a)	10,700,000	10,411,123
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/35	1,665,000	1,568,581
Fontana Unified School District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/39	17,650,000	6,788,787
Series C
(zero coupon), due 8/1/43	15,750,000	4,773,367
Series C
(zero coupon), due 8/1/44	8,000,000	2,290,944
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2
3.50%, due 1/15/53	13,415,000	10,981,209
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C
4.00%, due 1/15/43	$ 20,698,000	$ 20,112,998
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	44,120,000	42,154,247
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	1,272,720,000	137,606,869
Series A-2
5.30%, due 6/1/37 (c)	14,270,000	14,313,920
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1
3.50%, due 6/1/36	4,895,000	4,903,142
Series A-1
5.00%, due 6/1/47	19,885,000	19,941,593
Series A-2
5.00%, due 6/1/47	32,660,000	32,758,147
Series A-1
5.25%, due 6/1/47	3,750,000	3,761,397
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/61	57,100,000	59,147,064
Independent Cities Finance Authority, Sales Tax, Revenue Bonds
Insured: AGM
4.00%, due 6/1/51 (a)	1,250,000	1,253,477
Inland Empire Tobacco Securitization Corp., Revenue Bonds
Series D
(zero coupon), due 6/1/57	268,950,000	14,456,869
	Principal Amount	Value

California (continued)
Riverside County Transportation Commission, Revenue Bonds, Second Lien
Series C
4.00%, due 6/1/47	$ 8,185,000	$ 7,737,210
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series A
5.75%, due 6/1/48	1,480,000	1,537,210
Rohnerville School District, Election 2010, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/42	1,000,000	426,752
Series B, Insured: AGM
(zero coupon), due 8/1/47	1,000,000	332,816
San Diego County Regional Airport Authority, Revenue Bonds (b)
Series B, Insured: AGM-CR
4.00%, due 7/1/51	25,645,000	24,732,294
Series B
4.00%, due 7/1/56	1,605,000	1,500,033
San Francisco City & County Redevelopment Agency, Community Facilities District No. 6 Bay Public, Special Tax
Series C
(zero coupon), due 8/1/37	5,015,000	2,108,332
Series C
(zero coupon), due 8/1/38	2,000,000	786,532
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	23,208,000	21,957,358
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	16,100,000	16,821,984
Series B
5.25%, due 1/15/49	4,220,000	4,397,691
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/47	$ 24,500,000	$ 7,717,419
Sierra Kings Health Care District, Unlimited General Obligation
5.00%, due 8/1/37	2,465,000	2,595,076
Stockton Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/42	8,780,000	3,768,465
Sutter Union High School District, Election 2008, Unlimited General Obligation
Series B
(zero coupon), due 6/1/50	16,260,000	2,455,151
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/54	18,700,000	3,255,720
West Contra Costa Healthcare District, Special Tax
3.00%, due 7/1/42	5,670,000	4,783,580
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/53	20,000,000	2,365,890
		916,252,504
Colorado 2.6%
3rd and Havana Metropolitan District, Tax Supported, Limited General Obligation
Series A
5.25%, due 12/1/49	2,250,000	2,168,277
Allison Valley Metropolitan District No. 2, Limited General Obligation
4.70%, due 12/1/47	2,500,000	2,164,418
	Principal Amount	Value

Colorado (continued)
Arista Metropolitan District, Limited General Obligation
Series A
5.125%, due 12/1/48	$ 3,500,000	$ 3,520,652
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/43	14,275,000	15,186,413
Broadway Park North Metropolitan District No. 2, Limited General Obligation (a)
5.00%, due 12/1/40	1,000,000	1,003,852
5.00%, due 12/1/49	1,000,000	986,698
Broadway Station Metropolitan District No. 2, Limited General Obligation
Series A
5.125%, due 12/1/48	3,000,000	3,007,179
Central Platte Valley Metropolitan District, Unlimited General Obligation
Series A
5.375%, due 12/1/33	1,500,000	1,539,319
Citadel on Colfax Business Improvement District, Revenue Bonds
Series A
5.35%, due 12/1/50	1,000,000	925,719
City & County of Denver CO, United Airlines, Inc., Project, Revenue Bonds
5.00%, due 10/1/32 (b)	6,800,000	6,949,875
City of Fruita CO, Canyons Hospital & Medical Center Project, Revenue Bonds
Series A
5.50%, due 1/1/48 (a)	9,750,000	9,835,443
Colorado Educational & Cultural Facilities Authority, Northeast Campus Project, Revenue Bonds
Insured: Moral Obligation State Intercept
3.00%, due 8/1/51	3,420,000	2,706,636
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Educational & Cultural Facilities Authority, New Summit Academy, Revenue Bonds
Series A
4.00%, due 7/1/41 (a)	$ 1,850,000	$ 1,591,442
Colorado Educational & Cultural Facilities Authority, New Vision Charter School, Revenue Bonds
Series A, Insured: Moral Obligation
4.00%, due 6/1/42	2,635,000	2,641,027
Series A, Insured: Moral Obligation
4.00%, due 6/1/52	4,750,000	4,643,980
Series A, Insured: Moral Obligation
4.00%, due 6/1/56	6,305,000	6,044,199
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series A
3.00%, due 11/15/51	18,850,000	14,803,322
Series A
4.00%, due 11/15/50	8,000,000	7,727,871
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2
3.25%, due 8/1/49	11,750,000	9,413,350
Series A-1
4.00%, due 8/1/44	20,695,000	19,773,369
Series A-2
4.00%, due 8/1/49	5,655,000	5,360,170
Series A-2
5.00%, due 8/1/44	11,700,000	12,617,314
Colorado Health Facilities Authority, Covenant Living Communities and Services Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/35	3,500,000	3,682,580
	Principal Amount	Value

Colorado (continued)
Colorado Health Facilities Authority, Covenant Living Communities and Services Obligated Group, Revenue Bonds (continued)
Series A
5.00%, due 12/1/48	$ 7,250,000	$ 7,627,864
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds
Series A
5.25%, due 5/15/47	2,000,000	2,099,905
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A
5.75%, due 2/1/44	4,175,000	4,293,086
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	4,250,000	4,032,595
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificate of Participation
5.00%, due 12/1/48	1,755,000	1,880,962
Denver Health & Hospital Authority, Revenue Bonds
Series A
5.25%, due 12/1/45	4,250,000	4,380,062
Dominion Water & Sanitation District, Revenue Bonds
5.75%, due 12/1/36	9,435,000	9,638,777
6.00%, due 12/1/46	967,000	987,844
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/22	4,750,000	4,726,352
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	245,000	223,472
Series B, Insured: NATL-RE
(zero coupon), due 9/1/26	4,540,000	4,011,676
Series B, Insured: NATL-RE
(zero coupon), due 9/1/29	4,510,000	3,579,586
Series B, Insured: NATL-RE
(zero coupon), due 9/1/30	500,000	381,885
Series B, Insured: NATL-RE
(zero coupon), due 9/1/35	2,245,000	1,244,371
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series B, Insured: NATL-RE
(zero coupon), due 9/1/37	$ 1,170,000	$ 585,457
Series B, Insured: NATL-RE
(zero coupon), due 9/1/39	515,000	232,257
Series A
(zero coupon), due 9/1/40	5,250,000	2,571,180
Series A
(zero coupon), due 9/1/41	3,925,000	1,831,114
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
5.00%, due 5/1/33 (b)	2,435,000	2,608,444
Evan's Place Metropolitan District, Limited General Obligation
Series A(3)
5.00%, due 12/1/50	1,500,000	1,424,140
Great Western Metropolitan District, Limited General Obligation
4.75%, due 12/1/50	1,500,000	1,406,811
Green Valley Ranch East Metropolitan District No. 6, Limited General Obligation
Series A
5.875%, due 12/1/50	1,325,000	1,327,668
Jefferson Center Metropolitan District No. 1, Revenue Bonds
Series B
5.75%, due 12/15/50	4,615,000	4,622,282
Johnstown Plaza Metropolitan District, Limited General Obligation
4.25%, due 12/1/46	7,500,000	6,484,819
Jones District Community Authority Board, Revenue Bonds
(zero coupon), due 12/1/50 (c)	5,050,000	4,213,442
Karl's Farm Metropolitan District No. 2, Limited General Obligation
Series A
5.625%, due 12/1/50 (a)	1,485,000	1,456,035
	Principal Amount	Value

Colorado (continued)
Mayfield Metropolitan District, Limited General Obligation
Series A
5.75%, due 12/1/50	$ 1,190,000	$ 1,200,578
Mirabelle Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A
5.00%, due 12/1/49	1,250,000	1,173,581
Nine Mile Metropolitan District, Revenue Bonds
5.125%, due 12/1/40	1,505,000	1,517,907
North Range Metropolitan District No. 3, Limited General Obligation
Series 2020A-3
5.25%, due 12/1/50	2,000,000	1,956,470
Park Creek Metropolitan District, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 12/1/39	3,805,000	3,966,613
Series A, Insured: AGM
4.00%, due 12/1/46	20,950,000	21,569,230
Park Creek Metropolitan District, Senior Ltd., Property, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/45	4,000,000	4,199,549
Raindance Metropolitan District No. 1 Non-Potable Water System, Revenue Bonds
5.25%, due 12/1/50	1,500,000	1,413,317
Raindance Metropolitan District No. 2, Limited General Obligation
Series A
5.00%, due 12/1/49	2,500,000	2,395,316
Southglenn Metropolitan District, Special Revenue, Limited General Obligation
5.00%, due 12/1/46	2,100,000	2,064,901
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported and Special Revenue Senior Bonds, Revenue Bonds
Series A
4.25%, due 12/1/50	1,250,000	1,079,080
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported and Special Revenue Senior Bonds, Revenue Bonds (continued)
Series A
5.00%, due 12/1/47	$ 3,500,000	$ 3,553,936
Village Metropolitan District (The), Special Revenue and Limited Property Tax, Limited General Obligation
5.00%, due 12/1/40	750,000	774,137
Village Metropolitan District (The), Limited General Obligation
5.00%, due 12/1/49	1,000,000	1,023,585
Villages at Castle Rock Metropolitan District No. 6, Limited General Obligation
Series A
4.125%, due 12/1/51 (a)	18,149,000	13,809,919
		277,863,310
Connecticut 0.5%
City of Hartford CT, Unlimited General Obligation
Series B, Insured: State Guaranteed
5.00%, due 4/1/26	60,000	61,540
Series B, Insured: State Guaranteed
5.00%, due 4/1/27	500,000	512,511
Series B, Insured: State Guaranteed
5.00%, due 4/1/30	640,000	655,136
Series B, Insured: State Guaranteed
5.00%, due 4/1/33	100,000	102,328
City of New Haven CT, Unlimited General Obligation
Series A
4.00%, due 8/1/41	2,925,000	2,954,787
City of West Haven CT, Unlimited General Obligation
4.00%, due 9/15/41	1,130,000	1,152,207
	Principal Amount	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds (a)
Series B-1
3.25%, due 1/1/27	$ 750,000	$ 739,438
Series A
5.00%, due 1/1/30	500,000	526,579
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue Bonds
Series N
4.00%, due 7/1/39	5,600,000	5,318,828
Series N
4.00%, due 7/1/49	7,500,000	6,722,894
Series N
5.00%, due 7/1/31	575,000	610,078
Series N
5.00%, due 7/1/32	575,000	608,651
Series N
5.00%, due 7/1/33	475,000	501,897
Series N
5.00%, due 7/1/34	700,000	738,259
Connecticut State Health & Educational Facilities Authority, Jerome Home, Revenue Bonds
Series E
4.00%, due 7/1/51	1,250,000	1,126,469
Connecticut State Health & Educational Facilities Authority, Mary Wade Home Obligated Group, Revenue Bonds (a)
Series A-1
4.50%, due 10/1/34	2,350,000	2,379,955
Series A-1
5.00%, due 10/1/39	1,000,000	1,032,035
Connecticut State Health & Educational Facilities Authority, University of New Haven, Inc., Revenue Bonds
Series K-3
5.00%, due 7/1/48	3,695,000	3,821,807
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds
Series G-1
5.00%, due 7/1/50 (a)	$ 1,750,000	$ 1,870,785
Connecticut State Health & Educational Facilities Authority, Church Home of Hartford Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/53 (a)	2,235,000	2,252,133
Connecticut State Higher Education Supplement Loan Authority, Revenue Bonds
Series B
3.25%, due 11/15/35 (b)	7,190,000	6,309,715
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	1,475,000	1,490,145
State of Connecticut, Unlimited General Obligation
Series C
5.00%, due 6/15/28	4,750,000	5,329,715
Series E
5.00%, due 9/15/37	2,250,000	2,485,508
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation (a)
4.00%, due 4/1/31	300,000	287,375
4.00%, due 4/1/36	485,000	451,070
4.00%, due 4/1/41	575,000	515,581
4.00%, due 4/1/51	1,250,000	1,061,606
		51,619,032
	Principal Amount	Value

Delaware 0.4%
County of Kent DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A
5.00%, due 7/1/40	$ 1,050,000	$ 1,062,310
Series A
5.00%, due 7/1/48	2,735,000	2,738,822
Series A
5.00%, due 7/1/53	4,090,000	4,076,904
Series A
5.00%, due 7/1/58	6,700,000	6,622,167
Delaware State Economic Development Authority, Newark Charter School, Inc. Project, Revenue Bonds
4.00%, due 9/1/41	1,600,000	1,486,804
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	2,267,544
4.375%, due 6/1/48	9,400,000	9,440,936
5.00%, due 6/1/37	1,000,000	1,094,137
5.00%, due 6/1/43	4,750,000	5,143,372
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds
5.00%, due 7/1/32	3,555,000	3,670,555
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds
Series A
5.00%, due 10/1/40	6,750,000	7,582,202
		45,185,753
District of Columbia 1.5%
District of Columbia, Tobacco Settlement Financing Corp., Asset Backed, Revenue Bonds
Series A
(zero coupon), due 6/15/46	83,000,000	17,418,090
District of Columbia, KIPP DC Project, Revenue Bonds
4.00%, due 7/1/49	1,375,000	1,222,841
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
District of Columbia, Provident Group-Howard Properties LLC, Revenue Bonds
5.00%, due 10/1/30	$ 1,500,000	$ 1,510,808
5.00%, due 10/1/45	5,105,000	5,142,411
District of Columbia, Friendship Public Charter School, Revenue Bonds
Series A
5.00%, due 6/1/46	1,400,000	1,425,695
District of Columbia, District of Columbia International School Obligated Group, Revenue Bonds
5.00%, due 7/1/49	1,670,000	1,694,243
5.00%, due 7/1/54	1,905,000	1,927,722
District of Columbia, Revenue Bonds
5.00%, due 6/1/50	4,750,000	4,836,451
District of Columbia, Methodist Home, Revenue Bonds
Series A
5.25%, due 1/1/39	1,015,000	986,390
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 10/1/39	5,005,000	2,341,828
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/44	23,180,000	23,322,865
Series B
4.00%, due 10/1/49	10,185,000	10,155,512
Series B, Insured: AGM
4.00%, due 10/1/53	17,100,000	16,858,124
Series B
4.00%, due 10/1/53	66,680,000	65,853,275
		154,696,255
Florida 2.9%
Capital Trust Agency, Wonderful Foundations Charter School, Revenue Bonds
Series B
(zero coupon), due 1/1/60	16,000,000	1,203,261
	Principal Amount	Value

Florida (continued)
Capital Trust Agency, Wonderful Foundations Charter School, Revenue Bonds (continued)
Series A
5.00%, due 1/1/55 (a)	$ 10,480,000	$ 9,703,347
Capital Trust Agency, Odyssey Charter School, Inc., Revenue Bonds
Series A
5.50%, due 7/1/47 (a)	2,000,000	2,092,007
Celebration Community Development District, Assessment Area 1 Project, Special Assessment
3.125%, due 5/1/41	590,000	467,093
4.00%, due 5/1/51	845,000	748,696
CFM Community Development District, Capital Improvement, Special Assessment
3.35%, due 5/1/41	200,000	167,214
4.00%, due 5/1/51	290,000	255,120
Charlotte County Industrial Development Authority, Town & Country Utility Project, Revenue Bonds
Series A
4.00%, due 10/1/51 (a)(b)	3,500,000	2,934,586
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds
Series A
5.00%, due 11/15/48	3,000,000	3,151,581
Series B
5.625%, due 11/15/43	1,500,000	1,536,328
City of Fort Myers FL, Utility System, Revenue Bonds
Series A
4.00%, due 10/1/49	10,250,000	10,308,898
City of Orlando FL, Tourist Development Tax, Revenue Bonds, Third Lien
Series C, Insured: AGC
5.50%, due 11/1/38	325,000	325,788
City of Pompano Beach FL, John Knox Village Projet, Revenue Bonds
Series A
4.00%, due 9/1/56	5,815,000	5,035,739
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
City of Tallahassee FL, Memorial HealthCare, Inc., Revenue Bonds
Series A
5.00%, due 12/1/55	$ 7,250,000	$ 7,657,482
Collier County Educational Facilities Authority, Ave Maria University, Inc. Project, Revenue Bonds
Series A
5.25%, due 6/1/28	2,250,000	2,299,385
Series A
6.125%, due 6/1/43	2,500,000	2,570,611
Collier County Health Facilities Authority, Moorings, Inc. Obligated Group (The), Revenue Bonds
4.00%, due 5/1/52	8,000,000	7,795,009
Cordova Palms Community Development District, Special Assessment
3.00%, due 5/1/41 (a)	1,215,000	969,208
County of Osceola FL, Transportation, Revenue Bonds
Series A-1
4.00%, due 10/1/54	4,345,000	4,151,225
Series A-1
5.00%, due 10/1/44	4,480,000	4,773,249
Series A-1
5.00%, due 10/1/49	6,650,000	7,041,757
Elevation Pointe Community Development District, Special Assessment
Series A-1
4.60%, due 5/1/52	1,090,000	1,027,461
Epperson North Community Development District, Assessment Area 3, Special Assessment
Series A
3.40%, due 11/1/41	2,250,000	1,846,036
Epperson North Community Development District, Assessment Area 2, Special Assessment
3.50%, due 5/1/41	905,000	757,418
	Principal Amount	Value

Florida (continued)
Escambia County Health Facilities Authority, Baptist Health Care Corp., Revenue Bonds
Series A
4.00%, due 8/15/45	$ 1,240,000	$ 1,162,479
Series A
4.00%, due 8/15/50	9,250,000	8,519,547
Series A, Insured: AGM-CR
4.00%, due 8/15/50	4,510,000	4,335,459
Florida Development Finance Corp., Mayflower Retirement Community Centre, Inc., Revenue Bonds
Series B-1
2.375%, due 6/1/27 (a)	835,000	773,190
Florida Development Finance Corp., River City Science Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/45	600,000	531,548
Series A
4.00%, due 7/1/55	600,000	499,071
Florida Development Finance Corp., UF Health Jacksonville Project, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/52	9,750,000	9,182,940
Series A
5.00%, due 2/1/39	2,750,000	2,960,725
Series A
5.00%, due 2/1/52	6,400,000	6,774,003
Florida Development Finance Corp., Florida Charter Foundation, Inc. Project, Revenue Bonds
Series A
4.75%, due 7/15/36 (a)	4,305,000	4,314,459
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/50	10,000,000	10,200,230
Series A
5.00%, due 6/15/55	1,100,000	1,117,290
Series A
5.00%, due 6/15/56	3,000,000	3,045,791
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Florida Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds
4.00%, due 3/1/47	$ 6,420,000	$ 6,349,182
Florida Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	1,380,939
5.00%, due 3/1/49	1,630,000	1,634,561
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A
4.00%, due 8/1/50	97,600,000	93,514,923
Lakewood Ranch Stewardship District, Star Farms at Lakewood Ranch Project Phase 1 and 2, Special Assessment
3.00%, due 5/1/41	430,000	347,265
4.00%, due 5/1/52	675,000	593,387
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds
Series A
5.75%, due 12/1/52 (a)	7,125,000	5,976,350
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds
Series FL
5.00%, due 11/15/45	3,250,000	3,443,904
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida, Revenue Bonds
Series B
4.00%, due 11/15/46	7,000,000	6,621,199
Series B
4.00%, due 11/15/51	3,190,000	2,968,748
5.00%, due 11/15/29	1,825,000	1,857,992
5.00%, due 11/15/39	2,230,000	2,320,276
	Principal Amount	Value

Florida (continued)
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/35	$ 1,500,000	$ 1,571,558
Series C
5.00%, due 10/1/40	1,000,000	1,036,945
Mirada II Community Development District, Capital Improvement, Special Assessment
3.125%, due 5/1/31	500,000	450,812
3.50%, due 5/1/41	1,000,000	850,326
New Port Tampa Bay Community Development District, Special Assessment
3.50%, due 5/1/31	310,000	281,902
3.875%, due 5/1/41	1,000,000	871,412
4.125%, due 5/1/52	365,000	319,674
North Powerline Road Community Development District, Special Assessment
3.625%, due 5/1/40	500,000	440,493
4.00%, due 5/1/51	1,080,000	956,602
North Sumter County Utility Dependent District, Central Sumter Utility, Revenue Bonds, Senior Lien
5.00%, due 10/1/49	2,750,000	3,013,886
5.00%, due 10/1/54	6,750,000	7,387,222
Osceola County Expressway Authority, Poinciana Parkway Project, Revenue Bonds, Senior Lien
Series B-2
(zero coupon), due 10/1/36 (c)	3,750,000	4,083,459
Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai residencies of Boca Raton, Revenue Bonds
4.00%, due 6/1/36	4,000,000	3,784,980
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds
Series A
5.00%, due 12/15/48 (a)	3,280,000	3,328,200
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc. Project, Revenue Bonds
Series A
5.00%, due 1/1/49	$ 1,750,000	$ 1,800,420
Series A
5.00%, due 1/1/55	800,000	818,542
Preston Cove Community Development District, Special Assessment
4.00%, due 5/1/42	1,825,000	1,643,001
Sawyers Landing Community Development District, Special Assessment
3.75%, due 5/1/31	1,550,000	1,464,784
4.125%, due 5/1/41	3,055,000	2,843,168
Shingle Creek at Bronson Community Development District, Special Assessment
3.50%, due 6/15/41	1,000,000	851,599
Stillwater Community Development District, 2021 Project, Special Assessment (a)
3.00%, due 6/15/31	410,000	369,849
3.50%, due 6/15/41	1,000,000	865,685
Tradition Community Development District No. 9, Special Assessment
3.00%, due 5/1/41	1,800,000	1,462,671
Two Rivers North Community Development District, Special Assessment
5.25%, due 5/1/52 (a)(d)	1,500,000	1,497,707
V-Dana Community Development District, Special Assessment
3.625%, due 5/1/41	1,040,000	897,961
V-Dana Community Development District, Assessment Area 1-2020 Project, Special Assessment
4.00%, due 5/1/51 (a)	1,200,000	1,065,147
Veranda Community Development District II, Special Assessment
3.60%, due 5/1/41 (a)	330,000	285,098
	Principal Amount	Value

Florida (continued)
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
4.00%, due 5/1/42	$ 1,130,000	$ 1,026,810
4.25%, due 5/1/52	1,360,000	1,229,728
		305,743,598
Georgia 1.6%
Atlanta Urban Redevelopment Agency, BeltLine Special Service District, Revenue Bonds
3.625%, due 7/1/42 (a)	5,605,000	4,818,653
Cedartown Polk County Hospital Authority, Polk Medical Center Project, Revenue Bonds
5.00%, due 7/1/39	7,850,000	8,591,433
Development Authority of Cobb County (The), Kennesaw State University Real Estate Foundations Project, Revenue Bonds, Junior Lien
Series C
5.00%, due 7/15/38	2,390,000	2,462,430
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds
Series A
5.00%, due 7/1/36	3,750,000	3,874,805
Gainesville & Hall County Development Authority, Riverside Military Academy, Inc., Revenue Bonds
5.125%, due 3/1/52	1,500,000	1,131,705
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, Second Tier (a)
3.625%, due 1/1/31	1,750,000	1,609,202
5.00%, due 1/1/36	1,710,000	1,718,606
5.00%, due 1/1/54	4,000,000	3,828,258
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, First Tier
4.00%, due 1/1/54	$ 4,750,000	$ 4,291,563
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 5/15/39	6,550,000	6,525,783
Series A
5.00%, due 5/15/38	3,500,000	3,860,666
Series A
5.00%, due 5/15/49	18,250,000	20,158,256
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
4.00%, due 1/1/49	14,300,000	13,628,365
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B
4.00%, due 1/1/49	54,975,000	50,750,215
Series A
5.00%, due 1/1/56	17,400,000	18,565,913
Series A, Insured: AGM
5.00%, due 1/1/62	10,350,000	11,182,511
Series A
5.00%, due 1/1/63	3,000,000	3,192,535
Series A
5.00%, due 1/1/63	7,315,000	7,733,784
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds
5.00%, due 10/1/45	5,750,000	6,022,462
		173,947,145
Guam 0.8%
Antonio B Won Pat International Airport Authority, Revenue Bonds (b)
Series C
6.375%, due 10/1/43	1,550,000	1,635,703
Series C
6.375%, due 10/1/43	1,450,000	1,510,614
	Principal Amount	Value

Guam (continued)
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A
4.25%, due 2/1/30	$ 1,190,000	$ 1,182,063
Series A
5.00%, due 2/1/40	4,875,000	4,989,921
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	8,770,000	9,393,040
5.00%, due 1/1/46	3,950,000	4,177,193
5.50%, due 7/1/43	13,315,000	13,808,092
Port Authority of Guam, Revenue Bonds
Series A
5.00%, due 7/1/48	4,950,000	5,262,757
Territory of Guam, Revenue Bonds
Series F
4.00%, due 1/1/36	5,920,000	5,552,669
Series F
4.00%, due 1/1/42	4,310,000	3,945,125
Series D
5.00%, due 11/15/29	1,455,000	1,539,841
Series D
5.00%, due 11/15/39	25,650,000	26,926,619
		79,923,637
Hawaii 0.7%
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.375%, due 5/15/42	2,300,000	2,169,400
5.00%, due 5/15/51	5,635,000	5,796,164
Kauai County Community Facilities District, Community Facilities District No. 2008-1, Special Tax
5.00%, due 5/15/44	1,775,000	1,845,022
5.00%, due 5/15/49	2,750,000	2,842,345
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hawaii (continued)
State of Hawaii Airports System, Revenue Bonds (b)
Series A
4.00%, due 7/1/40	$ 10,125,000	$ 10,004,521
Series A
5.00%, due 7/1/51	19,500,000	21,007,861
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
3.50%, due 10/1/49	25,275,000	23,113,528
Series B
4.00%, due 3/1/37 (b)	3,950,000	3,987,713
State of Hawaii Department of Budget & Finance, Chaminade University of Honolulu, Revenue Bonds
Series A
5.00%, due 1/1/45 (a)	1,500,000	1,415,951
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
Series A
6.625%, due 7/1/33	2,085,000	2,143,714
Series A
6.875%, due 7/1/43	4,340,000	4,455,482
		78,781,701
Idaho 0.0% ‡
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	1,000,000	1,058,026
Idaho Housing & Finance Association, Gem Prep: Meridian Project, Revenue Bonds
Series A, Insured: School Bond Guaranty
4.00%, due 5/1/57	4,365,000	3,897,587
		4,955,613
	Principal Amount	Value

Illinois 10.0%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 12/1/37	$ 1,260,000	$ 1,089,524
Series A
5.00%, due 12/1/42	7,250,000	5,989,424
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/27	5,175,000	4,221,805
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/30	13,050,000	9,302,909
Series A, Insured: NATL-RE
(zero coupon), due 12/1/31	170,000	115,330
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/31	1,095,000	742,858
Chicago Board of Education, Unlimited General Obligation
Series B
4.00%, due 12/1/40	3,335,000	3,047,631
Series B
4.00%, due 12/1/41	5,265,000	4,785,752
Series A
4.00%, due 12/1/47	56,385,000	49,355,499
Series A
5.00%, due 12/1/29	8,000,000	8,543,101
Series B
5.00%, due 12/1/30	700,000	749,140
Series B
5.00%, due 12/1/31	1,750,000	1,857,677
Series A
5.00%, due 12/1/32	1,125,000	1,190,421
Series B
5.00%, due 12/1/32	1,250,000	1,322,672
Series B
5.00%, due 12/1/33	2,050,000	2,073,498
Series B
5.00%, due 12/1/33	1,400,000	1,479,430
Series A
5.00%, due 12/1/34	7,950,000	8,368,892
Series G
5.00%, due 12/1/34	4,700,000	4,935,616
Series A
5.00%, due 12/1/36	9,650,000	10,134,637
Series H
5.00%, due 12/1/36	4,430,000	4,643,736
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A
5.00%, due 12/1/37	$ 1,000,000	$ 1,049,677
Series A
5.00%, due 12/1/40	7,350,000	7,676,162
Series A
5.00%, due 12/1/41	15,540,000	16,205,020
Series A
5.00%, due 12/1/42	20,565,000	20,796,000
Series A
5.00%, due 12/1/43	1,515,000	1,578,151
Series D
5.00%, due 12/1/46	6,200,000	6,425,921
Series H
5.00%, due 12/1/46	6,700,000	6,937,736
Series C
5.25%, due 12/1/39	1,405,000	1,455,006
Series B
6.50%, due 12/1/46	1,900,000	2,101,330
Series A
7.00%, due 12/1/44	11,075,000	12,206,784
Chicago Board of Education, Revenue Bonds
5.00%, due 4/1/46	4,700,000	4,863,127
6.00%, due 4/1/46	34,200,000	37,228,403
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series C
5.00%, due 12/1/34	2,270,000	2,383,798
Series B
7.00%, due 12/1/42 (a)	9,700,000	11,151,724
Series A
7.00%, due 12/1/46 (a)	3,700,000	4,232,082
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	1,615,000	1,695,350
5.00%, due 4/1/36	1,270,000	1,332,037
5.00%, due 4/1/37	435,000	455,802
5.00%, due 4/1/42	3,500,000	3,642,646
	Principal Amount	Value

Illinois (continued)
Chicago Board of Education, School Reform Board, Unlimited General Obligation
Series A, Insured: AGC-ICC FGIC
5.50%, due 12/1/26	$ 18,900,000	$ 20,578,651
Chicago O'Hare International Airport, TRIPS Obligated Group, Revenue Bonds
5.00%, due 7/1/38 (b)	1,500,000	1,585,680
Chicago O'Hare International Airport, Trips Obligated Group, Revenue Bonds
5.00%, due 7/1/48 (b)	4,750,000	4,941,648
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds, Second Lien
5.00%, due 12/1/46	8,750,000	9,375,881
City of Chicago IL, City Colleges Capital Improvement Project, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 1/1/34	300,000	186,250
City of Chicago IL, Unlimited General Obligation
Series A
4.00%, due 1/1/35	2,325,000	2,204,437
Series A
5.00%, due 1/1/33	7,500,000	8,021,386
Series C
5.00%, due 1/1/38	2,410,000	2,517,750
Series A
5.00%, due 1/1/39	5,750,000	6,074,575
Series A
5.00%, due 1/1/40	3,950,000	4,167,886
Series A
5.00%, due 1/1/44	11,250,000	11,801,888
Series A
5.50%, due 1/1/49	18,150,000	19,512,764
Series A
6.00%, due 1/1/38	39,020,000	42,728,632
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	14,800,000	14,879,201
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Taxable Project, Unlimited General Obligation
Series A
5.00%, due 1/1/35	$ 12,770,000	$ 13,138,432
Series A
5.00%, due 1/1/36	3,250,000	3,343,767
Series B
5.50%, due 1/1/31	2,360,000	2,493,593
Series D
5.50%, due 1/1/37	3,500,000	3,692,512
Series D
5.50%, due 1/1/40	1,245,000	1,312,269
Series A
5.75%, due 1/1/34	3,600,000	3,899,445
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/39	240,000	246,479
City of Galesburg IL, Knox College Project, Revenue Bonds
Series A
4.00%, due 10/1/46	5,750,000	5,439,613
Illinois Finance Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.25%, due 7/1/33 (b)	500,000	400,053
Illinois Finance Authority, Bradley University, Revenue Bonds
Series A
4.00%, due 8/1/46	1,500,000	1,373,052
Series A
4.00%, due 8/1/51	2,500,000	2,244,130
Illinois Finance Authority, University of Illinois Health Services, Revenue Bonds
4.00%, due 10/1/50	16,895,000	16,079,000
4.00%, due 10/1/55	2,785,000	2,609,326
Illinois Finance Authority, Learn Charter School Project, Revenue Bonds
4.00%, due 11/1/51	1,000,000	891,404
4.00%, due 11/1/56	750,000	652,729
	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C
4.25%, due 8/1/42	$ 2,900,000	$ 2,921,285
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds
5.00%, due 9/1/32	1,830,000	1,882,718
6.25%, due 9/1/39	150,000	154,843
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds (e)(f)
5.00%, due 2/15/37	7,375,000	4,853,482
5.125%, due 2/15/45	5,715,000	3,631,393
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds
Series A
5.00%, due 12/1/37	9,750,000	10,197,176
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds
5.00%, due 5/15/40	1,265,000	1,328,011
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds
Series A
5.00%, due 2/15/47	6,250,000	6,318,896
Series A
5.00%, due 2/15/50	1,835,000	1,852,668
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds
Series A
5.00%, due 5/15/47	1,155,000	1,188,592
Illinois Finance Authority, Chicago International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47	3,000,000	3,074,540
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Rosalind Franklin University of Medicine and Science, Revenue Bonds
5.00%, due 8/1/49	$ 1,300,000	$ 1,357,913
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	2,000,618
Series A
6.125%, due 4/1/58 (a)	6,200,000	6,529,050
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 12/15/31	5,000,000	3,351,430
Series A, Insured: NATL-RE
(zero coupon), due 12/15/32	18,445,000	11,773,220
Series A, Insured: NATL-RE
(zero coupon), due 6/15/33	25,720,000	16,013,077
Series A, Insured: NATL-RE
(zero coupon), due 12/15/33	12,350,000	7,500,710
Series A, Insured: NATL-RE
(zero coupon), due 6/15/34	45,815,000	27,136,463
Series A, Insured: NATL-RE
(zero coupon), due 12/15/36	34,195,000	17,807,836
Series A, Insured: NATL-RE
(zero coupon), due 6/15/37	15,600,000	7,913,159
Series A, Insured: NATL-RE
(zero coupon), due 12/15/37	64,100,000	31,696,187
Series B
(zero coupon), due 12/15/50	35,130,000	7,613,015
Series B, Insured: AGM-CR
(zero coupon), due 12/15/50	10,000,000	2,598,100
Series B
(zero coupon), due 12/15/51	55,300,000	11,304,520
Series B
(zero coupon), due 12/15/54	57,160,000	9,800,871
(zero coupon), due 12/15/56	29,650,000	4,532,225
Series B, Insured: AGM
(zero coupon), due 12/15/56	35,995,000	6,874,671
Series A
4.00%, due 6/15/50	22,300,000	20,530,691
Series A, Insured: BAM
4.00%, due 6/15/50	2,500,000	2,421,871
4.00%, due 6/15/52	28,860,000	26,314,256
	Principal Amount	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds (continued)
Series B, Insured: State Appropriations
4.25%, due 6/15/42	$ 1,660,000	$ 1,665,231
5.00%, due 6/15/42	1,000,000	1,050,348
Series A
5.00%, due 6/15/42	6,900,000	6,927,735
Series A, Insured: BAM
5.00%, due 6/15/42	395,000	396,588
Series A
5.00%, due 12/15/45	1,430,000	1,493,285
5.00%, due 6/15/50	17,600,000	18,281,264
Series A
5.00%, due 6/15/57	2,000,000	2,064,907
Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project, Revenue Bonds
Series A
(zero coupon), due 12/15/38	3,750,000	1,630,498
Series A
(zero coupon), due 6/15/39	3,600,000	1,515,237
Series A
(zero coupon), due 6/15/40	3,500,000	1,389,914
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Series B-1, Insured: AGM
(zero coupon), due 6/15/44	78,420,000	28,415,746
Insured: AGM
(zero coupon), due 6/15/45	8,000,000	2,750,172
Northern Illinois University, Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
4.00%, due 4/1/37	1,300,000	1,307,787
Series B, Insured: BAM
4.00%, due 4/1/39	1,300,000	1,293,618
Series B, Insured: BAM
4.00%, due 4/1/41	1,350,000	1,329,877
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/44	$ 4,750,000	$ 4,871,944
Series A
4.00%, due 1/1/49	13,750,000	13,815,486
State of Illinois, Unlimited General Obligation
Series D
3.25%, due 11/1/26	5,290,000	5,266,977
Series B
4.00%, due 12/1/39	9,460,000	8,869,635
Insured: BAM
4.00%, due 6/1/41	25,355,000	25,120,426
Series C
4.00%, due 10/1/41	7,650,000	7,179,601
Series C
4.00%, due 10/1/42	8,750,000	8,162,950
Series C
4.25%, due 10/1/45	23,500,000	22,332,513
Series A
4.50%, due 12/1/41	6,525,000	6,532,061
Series A
5.00%, due 12/1/25	3,270,000	3,473,095
Series D
5.00%, due 11/1/26	3,995,000	4,283,427
Series D
5.00%, due 11/1/27	10,700,000	11,551,424
Series A
5.00%, due 12/1/27	2,315,000	2,500,469
Series B
5.00%, due 12/1/27	9,115,000	9,845,260
5.00%, due 2/1/28	2,700,000	2,886,976
Series C
5.00%, due 11/1/29	14,335,000	15,313,017
Series A
5.00%, due 1/1/31	7,860,000	7,879,928
Series A
5.00%, due 12/1/31	2,985,000	3,158,547
Series A
5.00%, due 12/1/39	2,400,000	2,496,501
Series A
5.00%, due 5/1/40	2,000,000	2,083,253
5.50%, due 7/1/38	3,000,000	3,086,293
5.75%, due 5/1/45	17,020,000	18,675,554
	Principal Amount	Value

Illinois (continued)
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation
Series C
4.00%, due 11/1/41	$ 19,500,000	$ 18,298,287
University of Illinois, Facilities System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 4/1/37	3,710,000	3,403,453
Series A, Insured: BAM
3.00%, due 4/1/38	3,825,000	3,466,765
Series A, Insured: BAM
3.00%, due 4/1/39	2,435,000	2,186,522
Series A, Insured: BAM
3.00%, due 4/1/40	3,805,000	3,379,769
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/48	14,905,000	15,603,043
Village of Bridgeview IL, Unlimited General Obligation
Series A
5.125%, due 12/1/44	100,000	90,359
Series A
5.50%, due 12/1/43	1,545,000	1,474,487
Series A
5.50%, due 12/1/43	1,260,000	1,202,495
Series A
5.625%, due 12/1/41	3,940,000	3,853,434
Series A
5.75%, due 12/1/35	2,705,000	2,709,554
Village of Oak Lawn IL, Corporate Purpose, Unlimited General Obligation
Insured: NATL-RE
4.40%, due 12/1/26	400,000	400,567
Insured: NATL-RE
4.45%, due 12/1/28	430,000	430,590
Insured: NATL-RE
4.50%, due 12/1/30	475,000	475,560
Insured: NATL-RE
4.50%, due 12/1/32	520,000	520,597
Insured: NATL-RE
4.50%, due 12/1/34	575,000	575,568
Village of Riverdale IL, Unlimited General Obligation
8.00%, due 10/1/36	1,705,000	1,707,893
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Village of Romeoville IL, Lewis University, Revenue Bonds
Series B
4.125%, due 10/1/41	$ 1,000,000	$ 1,004,904
Series B
4.125%, due 10/1/46	2,100,000	2,103,001
Series B
5.00%, due 10/1/36	1,000,000	1,038,615
Series B
5.00%, due 10/1/39	1,275,000	1,321,371
		1,062,376,606
Indiana 0.3%
City of Valparaiso IN, Pratt Paper LLC Project, Revenue Bonds
7.00%, due 1/1/44 (b)	5,200,000	5,457,338
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29	1,170,000	1,207,890
5.25%, due 2/1/34	750,000	773,245
Indiana Finance Authority, Greencroft Goshen Obligated Group, Revenue Bonds
Series A
4.00%, due 11/15/43	1,500,000	1,383,599
Indiana Finance Authority, United States Steel Corp., Revenue Bonds
4.125%, due 12/1/26	3,000,000	3,035,504
Series A
6.75%, due 5/1/39 (b)	1,250,000	1,471,846
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	2,116,136
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series A
5.00%, due 11/15/48	4,750,000	4,877,661
Series A
5.00%, due 11/15/53	4,150,000	4,249,744
	Principal Amount	Value

Indiana (continued)
Town of Upland IN, Taylor University Project, Revenue Bonds
4.00%, due 9/1/33	$ 1,595,000	$ 1,640,920
4.00%, due 9/1/39	2,030,000	2,069,534
4.00%, due 9/1/46	3,000,000	3,013,496
		31,296,913
Iowa 0.9%
City of Coralville IA, Annual Appropriation, Revenue Bonds
Series B
4.25%, due 5/1/37	7,115,000	7,126,501
City of Coralville IA, Annual Appropriation, Tax Allocation
Series C
4.50%, due 5/1/47	2,930,000	2,795,030
City of Coralville IA, Revenue Bonds
Series C
5.00%, due 5/1/42 (d)	7,000,000	6,911,170
Iowa Finance Authority, Iowa Fertilizer Co. LLC, Revenue Bonds (d)
(zero coupon), due 12/1/50	2,500,000	2,568,003
5.00%, due 12/1/50	22,500,000	22,831,123
Iowa Finance Authority, Lifespace Communities, Inc., Revenue Bonds
Series A-1
4.00%, due 5/15/55	3,500,000	2,798,553
Iowa Finance Authority, Northcrest, Inc. Project, Revenue Bonds
Series A
5.00%, due 3/1/48	1,500,000	1,521,725
Iowa Finance Authority, Iowa Fertilizer Company Project, Revenue Bonds
5.25%, due 12/1/25	7,250,000	7,652,404
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
4.00%, due 10/1/45	3,000,000	2,927,288
4.00%, due 10/1/50	10,750,000	10,367,670
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa (continued)
Iowa Tobacco Settlement Authority, Capital Appreciation, Revenue Bonds
Series B-2
(zero coupon), due 6/1/65	$ 73,330,000	$ 8,448,159
Iowa Tobacco Settlement Authority, Revenue Bonds
Series B-1
4.00%, due 6/1/49	4,750,000	4,505,290
State of Iowa Board of Regents, University of Iowa Hospitals & Clinics, Revenue Bonds
Series B
3.00%, due 9/1/61	8,750,000	6,676,110
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds
5.00%, due 12/1/36	3,000,000	3,193,559
5.00%, due 12/1/41	3,000,000	3,171,313
		93,493,898
Kansas 0.2%
City of Manhattan KS, Meadowlark Hills Retirement Community, Revenue Bonds
Series A
4.00%, due 6/1/46	1,000,000	887,803
Wyandotte County-Kansas City Unified Government, Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project, Revenue Bonds
(zero coupon), due 9/1/34 (a)	55,575,000	16,045,836
		16,933,639
Kentucky 1.0%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds
5.00%, due 3/1/39	4,480,000	4,102,311
City of Columbia KY, Lindsey Wilson College Project, Revenue Bonds
5.00%, due 12/1/33	3,605,000	3,890,336
	Principal Amount	Value

Kentucky (continued)
City of Henderson KY, Pratt Paper LLC Project, Revenue Bonds (a)(b)
Series A
4.45%, due 1/1/42	$ 8,000,000	$ 7,744,725
Series B
4.45%, due 1/1/42	7,000,000	6,776,634
Series A
4.70%, due 1/1/52	15,000,000	14,419,125
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/32	6,200,000	6,540,026
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/41	4,175,000	4,455,116
Series A
5.00%, due 6/1/45	9,475,000	10,034,412
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1
5.00%, due 8/1/44	4,750,000	5,122,414
Series A-2
5.00%, due 8/1/44	5,750,000	6,200,817
Series A-2
5.00%, due 8/1/49	6,050,000	6,482,954
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds
Series A
4.00%, due 9/1/45	20,945,000	20,872,116
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds
Series A
4.00%, due 10/1/34	5,325,000	5,383,881
		102,024,867
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana 0.2%
Calcasieu Parish Memorial Hospital Service District, Lake Charles Memorial Hospital Project, Revenue Bonds
5.00%, due 12/1/39	$ 2,225,000	$ 2,330,589
City of New Orleans LA, Water System, Revenue Bonds
5.00%, due 12/1/44	5,250,000	5,594,747
Louisiana Local Government Environmental Facilities & Community Development Authority, Peoples of Bastrop LLC Project, Revenue Bonds
5.625%, due 6/15/51 (a)	2,500,000	2,336,823
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Obligated Group, Revenue Bonds
5.00%, due 5/15/47	4,750,000	5,009,232
New Orleans Aviation Board, North Terminal Project, Revenue Bonds
Series B
5.00%, due 1/1/40 (b)	6,750,000	6,947,118
		22,218,509
Maine 0.1%
City of Portland ME, General Airport, Green Bond, Revenue Bonds
4.00%, due 1/1/40	1,400,000	1,401,484
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
5.00%, due 7/1/33	3,575,000	3,691,205
5.00%, due 7/1/43	2,590,000	2,674,187
		7,766,876
Maryland 0.9%
County of Baltimore MD, Oak Crest Village, Inc. Facility, Revenue Bonds
4.00%, due 1/1/45	1,750,000	1,802,016
4.00%, due 1/1/50	2,500,000	2,558,635
	Principal Amount	Value

Maryland (continued)
County of Frederick MD, Oakdale Lake Linganore Project, Tax Allocation
3.75%, due 7/1/39	$ 1,410,000	$ 1,271,883
County of Frederick MD, Urbana Community Development Authority, Special Tax
Series C
4.00%, due 7/1/50	1,000,000	940,916
County of Frederick MD, Mount St Mary's University, Inc., Revenue Bonds (a)
Series A
5.00%, due 9/1/37	3,000,000	3,070,172
Series A
5.00%, due 9/1/45	500,000	504,619
Maryland Economic Development Corp., Port Convington Project, Tax Allocation
3.25%, due 9/1/30	1,250,000	1,166,921
4.00%, due 9/1/50	4,000,000	3,527,957
Maryland Economic Development Corp., SSA Baltimore Project, Revenue Bonds
3.997%, due 4/1/34	11,665,000	10,573,977
Maryland Economic Development Corp., Purple Line Light Project, Green Bond, Revenue Bonds
Series B
5.25%, due 6/30/52 (b)	35,000,000	36,624,546
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Revenue Bonds
Series B
4.00%, due 1/1/51	20,310,000	18,735,285
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
Series A
4.00%, due 6/1/51	1,000,000	929,609
4.00%, due 6/1/55	1,000,000	917,554
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A
5.00%, due 7/1/38	$ 1,000,000	$ 1,079,455
Series A
5.00%, due 7/1/48	3,000,000	3,209,873
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds
5.00%, due 7/1/45	4,000,000	4,215,548
Maryland Health & Higher Educational Facilities Authority, Green Street Academy Inc., Revenue Bonds (a)
Series A
5.125%, due 7/1/37	1,260,000	1,270,991
Series A
5.375%, due 7/1/52	1,530,000	1,534,321
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds
5.25%, due 1/1/37	1,000,000	1,046,398
		94,980,676
Massachusetts 1.0%
Massachusetts Development Finance Agency, Seven Hills Foundation Obligated Group, Revenue Bonds
4.00%, due 9/1/34	1,000,000	1,017,117
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/44	17,350,000	17,215,636
Massachusetts Development Finance Agency, Equitable School Revolving Fund LLC, Revenue Bonds
Series C
4.00%, due 11/1/51	1,355,000	1,322,210
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (a)
5.00%, due 11/15/33	$ 3,000,000	$ 3,222,698
5.125%, due 11/15/46	5,700,000	6,018,437
Massachusetts Development Finance Agency, Milford Regional Medical Center, Revenue Bonds (a)
Series G
5.00%, due 7/15/35	270,000	280,472
Series G
5.00%, due 7/15/36	235,000	243,848
Series G
5.00%, due 7/15/37	245,000	253,973
Series G
5.00%, due 7/15/46	1,100,000	1,122,066
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,388,849
5.00%, due 9/1/45	1,175,000	1,225,993
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds
5.00%, due 5/1/41	2,750,000	2,905,261
Massachusetts Development Finance Agency, Ascentria Care Alliance Project, Revenue Bonds (a)
5.00%, due 7/1/41	4,925,000	4,713,916
5.00%, due 7/1/56	3,000,000	2,668,964
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	2,017,371
5.00%, due 10/1/48	7,750,000	7,774,943
5.00%, due 10/1/54	15,600,000	15,574,422
Massachusetts Development Finance Agency, Boston Medical Center, Green Bond, Revenue Bonds
5.00%, due 7/1/44	1,000,000	1,042,859
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds
Series L
5.00%, due 7/1/44	$ 8,205,000	$ 8,767,972
Series I
5.00%, due 7/1/46	2,000,000	2,111,860
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/48	10,165,000	10,357,680
Massachusetts Development Finance Agency, CareGroup Obligated Group, Revenue Bonds
Series J2
5.00%, due 7/1/53	6,535,000	7,006,301
Massachusetts Development Finance Agency, North Hill Communities Inc., Revenue Bonds
Series A
6.50%, due 11/15/43 (a)	2,000,000	2,128,270
Massachusetts Educational Financing Authority, Educational Loan, Revenue Bonds (b)
Series B
2.00%, due 7/1/37	3,600,000	3,154,633
Series C
3.00%, due 7/1/51	4,000,000	2,884,541
Massachusetts Educational Financing Authority, Revenue Bonds, Senior Lien
Series B
3.00%, due 7/1/35 (b)	4,740,000	4,765,329
		111,185,621
Michigan 1.9%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,446,405
5.00%, due 2/15/47	3,000,000	3,149,143
	Principal Amount	Value

Michigan (continued)
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	$ 1,050,000	$ 1,050,036
5.125%, due 11/1/35	605,000	604,982
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC
4.60%, due 4/1/24	20,150	19,720
5.00%, due 4/1/27	850,000	906,608
5.00%, due 4/1/31	1,000,000	1,061,780
5.00%, due 4/1/33	1,200,000	1,266,897
5.00%, due 4/1/35	1,000,000	1,050,803
5.00%, due 4/1/37	1,100,000	1,153,769
5.00%, due 4/1/38	850,000	890,421
Insured: AMBAC
5.25%, due 4/1/24	45,725	45,281
5.50%, due 4/1/45	1,100,000	1,197,464
5.50%, due 4/1/50	2,070,000	2,241,387
City of Detroit MI, Water Supply System, Revenue Bonds, Second Lien
Series B, Insured: NATL-RE
5.00%, due 7/1/34	10,000	10,029
Detroit Service Learning Academy, Revenue Bonds
4.00%, due 7/1/31	3,805,000	3,716,320
4.00%, due 7/1/41	2,150,000	1,832,264
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 6/1/45	48,800,000	13,212,239
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-2, Class 2
(zero coupon), due 6/1/65	118,650,000	12,255,786
Series A, Class 1
4.00%, due 6/1/49	6,750,000	6,438,090
Michigan Finance Authority, Calvin University Obligated Group, Revenue Bonds
4.00%, due 9/1/46	4,720,000	4,472,407
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

38	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
4.00%, due 11/1/48	$ 6,750,000	$ 6,812,415
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds
Series C
5.00%, due 7/1/34	1,000,000	1,064,332
Series C
5.00%, due 7/1/35	2,000,000	2,128,040
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-4
5.00%, due 7/1/34	1,000,000	1,040,056
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,013,052
5.00%, due 12/1/40	1,700,000	1,717,596
5.00%, due 12/1/45	4,450,000	4,483,565
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
5.00%, due 2/1/37	1,550,000	1,605,383
5.25%, due 2/1/32	3,600,000	3,783,414
Michigan Finance Authority, Local Government Loan Program, Public Lightning Local Project, Revenue Bonds
Series B
5.00%, due 7/1/44	4,000,000	4,061,675
Michigan Finance Authority, Landmark Academy, Revenue Bonds
5.00%, due 6/1/45	2,920,000	2,719,485
Michigan Finance Authority, Presbyterian Villages of Michigan Obligated Group, Revenue Bonds
5.50%, due 11/15/45	1,025,000	1,032,488
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
5.75%, due 11/1/40	$ 2,630,000	$ 2,735,278
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
5.90%, due 7/15/46 (a)	1,960,000	1,608,256
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series A, Insured: AMBAC
4.50%, due 5/1/31	305,000	298,597
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/42	6,015,000	6,251,932
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds (b)
5.00%, due 12/31/43	1,500,000	1,538,716
5.00%, due 6/30/48	17,600,000	17,980,915
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series B
(zero coupon), due 6/1/46	284,930,000	32,127,909
Series B
(zero coupon), due 6/1/52	23,420,000	2,591,983
Series C
(zero coupon), due 6/1/58	955,750,000	44,423,164
Richfield Public School Academy, Revenue Bonds
4.00%, due 9/1/30	750,000	695,395
Summit Academy North, Michigan Public School Academy, Revenue Bonds
4.00%, due 11/1/41	2,875,000	2,559,087
		204,294,564
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota 1.2%
City of Blaine MN, Crest View Senior Communities Project, Revenue Bonds
Series A
6.125%, due 7/1/45	$ 535,000	$ 417,857
City of Crookston MN, Riverview Healthcare Project, Revenue Bonds
5.00%, due 5/1/51	4,000,000	3,663,163
City of Forest Lake MN, Lakes International Language Academy Project, Revenue Bonds
Series A
5.375%, due 8/1/50	1,250,000	1,288,817
City of Ham Lake MN, Parnassus Preparatory School Project, Revenue Bonds
Series A
5.00%, due 11/1/47	3,500,000	3,542,087
City of Independence MN, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/51	1,400,000	1,167,490
Series A
4.00%, due 7/1/56	1,080,000	881,230
City of Minneapolis MN, Twin Cities International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47 (a)	3,835,000	3,851,511
City of Rochester MN, Samaritan Bethany, Inc. Project, Revenue Bonds
Series A
5.00%, due 8/1/48	2,000,000	1,909,862
City of St Paul MN, Healtheast Care System Project, Revenue Bonds
Series A
5.00%, due 11/15/29	1,745,000	1,891,029
Series A
5.00%, due 11/15/40	1,775,000	1,923,539
	Principal Amount	Value

Minnesota (continued)
Duluth Economic Development Authority, Essentia Health Obligated Group, Revenue Bonds
Series A
5.00%, due 2/15/48	$ 8,300,000	$ 8,978,926
Series A
5.00%, due 2/15/53	25,550,000	27,553,212
Series A
5.25%, due 2/15/58	49,405,000	54,354,768
Duluth Economic Development Authority, St. Luke's Hospital of Duluth, Revenue Bonds
Series B
5.25%, due 6/15/42	4,000,000	4,243,720
Series B
5.25%, due 6/15/47	3,000,000	3,160,680
Series B
5.25%, due 6/15/52	5,000,000	5,243,300
Duluth Economic Development Authority, Cambia Hills of Bethel Project, Revenue Bonds
5.625%, due 12/1/55 (e)(f)(g)	6,000,000	1,440,000
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds
Series A
5.00%, due 5/1/46	325,000	325,815
		125,837,006
Mississippi 0.0% ‡
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds
2.375%, due 6/1/44	7,750,000	5,536,142
Missouri 0.4%
Branson Industrial Development Authority, Tax Increment, Branson Landing-Retail Project, Tax Allocation
5.50%, due 6/1/29	3,225,000	3,028,498
Cape Girardeau County Industrial Development Authority, Southeast Health, Revenue Bonds
4.00%, due 3/1/41	2,225,000	2,171,930
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

40	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
City of Lees Summit MO, Department of Airports, Summit Fair Project, Tax Allocation
4.875%, due 11/1/37 (a)	$ 3,045,000	$ 2,595,467
Health & Educational Facilities Authority of the State of Missouri, Maryville University of St. Louis, Revenue Bonds
Series A
4.00%, due 6/15/41	3,300,000	3,308,269
Series A
5.00%, due 6/15/45	3,520,000	3,720,021
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Project, Revenue Bonds
4.00%, due 2/1/42	3,750,000	3,581,869
Health & Educational Facilities Authority of the State of Missouri, AT Still University of Health Sciences, Revenue Bonds
Series A
4.00%, due 10/1/43	1,125,000	1,137,961
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System, Revenue Bonds
4.00%, due 2/15/51	2,125,000	2,012,517
Health & Educational Facilities Authority of the State of Missouri, Capital Region Medical Center, Revenue Bonds
5.00%, due 11/1/40	2,000,000	2,201,331
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Tax Allocation
Series B
5.00%, due 2/1/50 (a)	4,700,000	3,860,400
	Principal Amount	Value

Missouri (continued)
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	$ 1,010,000	$ 946,597
6.00%, due 5/1/42	2,800,000	2,614,928
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds
Series A
5.00%, due 3/15/49	7,500,000	6,354,947
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds
Series A
5.125%, due 8/15/45	1,900,000	1,871,624
St. Louis Land Clearance for Redevelopment Authority, Scottrade Center Project, Revenue Bonds
Series A
5.00%, due 4/1/48	3,250,000	3,483,110
		42,889,469
Montana 0.2%
County of Gallatin MT, Bozeman Fiber Project, Revenue Bonds (a)
Series A
4.00%, due 10/15/46	3,000,000	2,468,410
Series A
4.00%, due 10/15/51	4,000,000	3,177,361
Montana Facility Finance Authority, Montana Children's Home and Hospital, Revenue Bonds
Series A
4.00%, due 7/1/50	9,750,000	9,250,536
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/48	5,515,000	5,838,628
		20,734,935
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada 0.2%
City of Reno NV, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds
Series C
(zero coupon), due 7/1/58 (a)	$ 17,000,000	$ 1,916,718
City of Reno NV, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds, First Lien
Series A
4.00%, due 6/1/43	2,500,000	2,442,272
City of Reno NV, Sales Tax, Revenue Bonds
Series D
(zero coupon), due 7/1/58 (a)	9,000,000	854,147
Las Vegas Convention & Visitors Authority, Revenue Bonds
Series B
4.00%, due 7/1/39	4,460,000	4,592,061
Series B
4.00%, due 7/1/40	4,390,000	4,526,292
Las Vegas Redevelopment Agency, Tax Allocation
5.00%, due 6/15/45	2,750,000	2,865,730
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (a)
Series A
5.00%, due 12/15/38	1,000,000	1,031,279
Series A
5.00%, due 12/15/48	3,465,000	3,530,168
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/34	2,000,000	2,088,350
5.00%, due 7/1/40	2,500,000	2,585,624
		26,432,641
New Hampshire 0.3%
Manchester Housing and Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA
(zero coupon), due 1/1/26	1,995,000	1,718,306
	Principal Amount	Value

New Hampshire (continued)
Manchester Housing and Redevelopment Authority, Inc., Meals & Rooms Tax, Revenue Bonds
Series B, Insured: ACA
(zero coupon), due 1/1/27	$ 2,380,000	$ 1,959,027
New Hampshire Business Finance Authority, St. Luke's University Health Network, Revenue Bonds
Series B, Insured: AGM
3.00%, due 8/15/51	10,350,000	7,851,391
New Hampshire Business Finance Authority, Springpoint Senior Living Project, Revenue Bonds
4.00%, due 1/1/41	3,175,000	3,053,479
4.00%, due 1/1/51	4,600,000	4,196,874
New Hampshire Business Finance Authority, Ascentria Care Alliance Project, Revenue Bonds
5.00%, due 7/1/51 (a)	2,000,000	1,801,927
New Hampshire Business Finance Authority, The Vista Project, Revenue Bonds
Series A
5.75%, due 7/1/54 (a)	1,500,000	1,459,185
New Hampshire Health and Education Facilities Authority Act, Catholic Medical Center, Revenue Bonds
5.00%, due 7/1/44	3,000,000	3,189,825
New Hampshire Health and Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds
5.00%, due 10/1/46	1,800,000	1,880,210
		27,110,224
New Jersey 4.2%
Camden County Improvement Authority (The), Camden School Prep Project, Revenue Bonds
5.00%, due 7/15/52 (a)	2,000,000	2,023,989
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

42	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
City of Atlantic City NJ, Unlimited General Obligation
Insured: AGM
4.00%, due 11/1/26	$ 805,000	$ 811,735
Essex County Improvement Authority, New Jersey Institute of Technology, NIJIT Student Housing Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 8/1/51	1,500,000	1,461,302
Series A, Insured: BAM
4.00%, due 8/1/56	2,600,000	2,524,225
Series A, Insured: BAM
4.00%, due 8/1/60	2,250,000	2,172,857
Essex County Improvement Authority, North Star Academy Charter School of New York Inc. Project, Revenue Bonds (a)
4.00%, due 7/15/60	11,955,000	10,140,039
Series A
4.00%, due 8/1/60	3,755,000	3,184,692
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds
Series A
4.00%, due 7/1/34	1,000,000	991,024
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
4.00%, due 11/1/39	2,000,000	1,945,921
Series A
4.00%, due 11/1/44	11,250,000	10,728,720
Series A
5.00%, due 11/1/35	9,750,000	10,481,604
Series A
5.00%, due 11/1/36	3,500,000	3,753,794
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series QQQ
4.00%, due 6/15/50	7,715,000	7,188,085
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds (continued)
Series LLL
5.00%, due 6/15/44	$ 1,000,000	$ 1,050,368
Series LLL
5.00%, due 6/15/49	6,840,000	7,161,574
New Jersey Economic Development Authority, Revenue Bonds
Series A
5.00%, due 7/1/33	1,765,000	1,883,776
New Jersey Economic Development Authority, Provident Group-Kean Properties LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	500,000	505,765
Series A
5.00%, due 1/1/50	3,100,000	3,090,573
New Jersey Economic Development Authority, State Government Buildings Project, Revenue Bonds
Series C
5.00%, due 6/15/42	8,960,000	9,455,672
New Jersey Economic Development Authority, Port Newark Container Terminal LLC, Revenue Bonds
5.00%, due 10/1/47 (b)	9,750,000	10,181,252
New Jersey Economic Development Authority, Provident Group-Rowan Properties LLC, Revenue Bonds
Series A
5.00%, due 1/1/48	12,110,000	11,734,123
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (b)
5.125%, due 1/1/34	3,000,000	3,083,692
Insured: AGM
5.125%, due 7/1/42	1,705,000	1,753,704
5.375%, due 1/1/43	2,000,000	2,056,283
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, UMM Energy Partners LLC, Revenue Bonds
Series A
5.125%, due 6/15/43 (b)	$ 2,000,000	$ 2,004,221
New Jersey Economic Development Authority, United Airlines, Inc., Revenue Bonds
5.25%, due 9/15/29	10,170,000	10,319,131
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (b)	14,685,000	15,384,968
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds
6.00%, due 10/1/43	2,055,000	2,117,737
New Jersey Educational Facilities Authority, St Elizabeth University, Revenue Bonds
Series D
5.00%, due 7/1/46	2,190,000	2,198,009
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/46	3,750,000	3,910,761
New Jersey Health Care Facilities Financing Authority, St. Peter's University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,524,988
6.25%, due 7/1/35	2,725,000	2,730,250
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series 2020AA
4.00%, due 6/15/36	2,750,000	2,707,749
Series 2020AA
4.00%, due 6/15/39	11,500,000	11,193,233
Series AA
4.00%, due 6/15/45	31,755,000	30,168,647
	Principal Amount	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds (continued)
Series 2020AA
4.00%, due 6/15/50	$ 29,135,000	$ 27,145,129
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series BB
4.00%, due 6/15/39	3,150,000	3,065,972
Series BB
4.00%, due 6/15/40	11,700,000	11,342,670
Series BB
4.00%, due 6/15/41	11,800,000	11,394,855
Series BB
4.00%, due 6/15/42	12,450,000	11,978,482
Series BB
4.00%, due 6/15/50	7,245,000	6,750,179
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series BB
4.00%, due 6/15/46	28,810,000	27,217,452
Series BB
4.00%, due 6/15/50	4,855,000	4,523,412
Series AA
5.00%, due 6/15/45	5,790,000	6,128,683
Series AA
5.00%, due 6/15/50	4,415,000	4,656,874
New Jersey Turnpike Authority, Revenue Bonds
Series E
5.00%, due 1/1/45	8,580,000	8,967,326
South Jersey Port Corp., Marine Terminal, Revenue Bonds (b)
Series B
5.00%, due 1/1/42	16,150,000	16,705,033
Series B
5.00%, due 1/1/48	10,460,000	10,738,582
South Jersey Port Corp., Revenue Bonds
Series A
5.00%, due 1/1/49	12,155,000	12,627,511
South Jersey Transportation Authority, Revenue Bonds
Series A
4.00%, due 11/1/50	24,400,000	23,808,554
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

44	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
South Jersey Transportation Authority, Revenue Bonds (continued)
Series A
5.00%, due 11/1/39	$ 500,000	$ 517,643
Series A
5.00%, due 11/1/45	10,250,000	11,033,392
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	9,965,000	10,473,769
Series B
5.00%, due 6/1/46	37,800,000	39,467,865
		443,167,846
New Mexico 0.1%
City of Santa Fe NM, El Castillo Retirement Residences Project, Revenue Bonds
Series B-1
2.625%, due 5/15/25	1,000,000	984,919
New Mexico Hospital Equipment Loan Council, Improvement and Refunding, Gerald Champion, Revenue Bonds
Series 2012A
5.50%, due 7/1/42	7,000,000	7,034,774
		8,019,693
New York 7.9%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 7/15/43	2,135,000	1,794,855
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	1,500,000	1,541,246
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds
Series A
5.00%, due 6/1/47 (a)	1,225,000	1,249,698
	Principal Amount	Value

New York (continued)
Build NYC Resource Corp., Hellenic Classical Charter Schools, Revenue Bonds
Series A
5.00%, due 12/1/51 (a)	$ 2,125,000	$ 2,143,547
City of New Rochelle NY, Iona College Project, Revenue Bonds
Series A
5.00%, due 7/1/40	3,455,000	3,625,219
City of Newburgh NY, Limited General Obligation
Series A
5.00%, due 6/15/26	960,000	964,259
Series A
5.50%, due 6/15/31	750,000	753,763
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/51 (a)	6,700,000	6,954,125
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	38,000,000	7,834,487
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series B
4.00%, due 7/1/27	5,750,000	5,549,250
Series A
5.25%, due 7/1/56	3,160,000	3,067,031
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/42	3,605,000	3,387,470
Metropolitan Transportation Authority, Revenue Bonds
Series A-2
4.00%, due 11/15/43	13,750,000	13,351,441
Series D-1
5.00%, due 9/1/22	4,750,000	4,799,180
Series F
5.00%, due 11/15/22	16,900,000	17,159,540
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series A-1
5.00%, due 2/1/23	$ 9,750,000	$ 9,923,864
Series D
5.00%, due 11/15/27	2,055,000	2,207,717
Series F
5.00%, due 11/15/30	10,010,000	10,150,703
Series B
5.00%, due 11/15/40	14,750,000	15,261,877
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series E
4.00%, due 11/15/45	21,925,000	21,167,831
Series A-1
4.00%, due 11/15/46	21,445,000	20,622,820
Series A-1
4.00%, due 11/15/47	9,600,000	9,195,132
Series D-2
4.00%, due 11/15/47	7,000,000	6,704,783
Series A-1
4.00%, due 11/15/48	10,400,000	9,924,535
Series D
4.00%, due 11/15/48	12,000,000	11,451,386
Series A-1
4.00%, due 11/15/49	7,010,000	6,672,690
Series B, Insured: AGM
4.00%, due 11/15/49	8,550,000	8,378,612
Series D-3
4.00%, due 11/15/49	14,750,000	14,040,254
Series A-1
4.00%, due 11/15/50	27,800,000	26,400,415
Series A-1, Insured: AGM
4.00%, due 11/15/54	20,285,000	19,744,238
Series A-2
5.00%, due 11/15/27	3,150,000	3,384,611
Series B
5.00%, due 11/15/28	1,190,000	1,292,560
Series C
5.00%, due 11/15/42	5,120,000	5,394,963
Series D
5.00%, due 11/15/45	25,400,000	26,634,636
	Principal Amount	Value

New York (continued)
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/40	$ 3,000,000	$ 2,749,130
MTA Hudson Rail Yards Trust Obligations, Election 2016, Revenue Bonds
Series A
5.00%, due 11/15/56	7,150,000	7,331,857
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	2,075,000	2,101,078
Series A-3
5.125%, due 6/1/46	12,855,000	13,051,529
New York City Educational Construction Fund, Revenue Bonds
Series B, Insured: State Intercept
5.00%, due 4/1/52	5,035,000	5,468,067
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 1/1/46	4,555,000	3,697,837
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A
3.00%, due 3/1/49	12,800,000	9,846,902
Series A, Insured: AGM
3.00%, due 3/1/49	9,810,000	7,741,522
Series A, Insured: AGM-CR
3.00%, due 3/1/49	5,000,000	3,945,730
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	10,000,000	2,695,649
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

46	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S
(zero coupon), due 6/1/38	$ 2,500,000	$ 966,687
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	14,750,000	11,534,186
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 11/15/51	9,250,000	7,249,752
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds (a)
Class 1
5.00%, due 11/15/44	2,000,000	2,021,272
Class 2
5.15%, due 11/15/34	4,150,000	4,249,761
Class 2
5.375%, due 11/15/40	6,200,000	6,352,276
Class 3
7.25%, due 11/15/44	10,200,000	10,437,637
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
3.00%, due 3/15/49	9,750,000	8,016,041
Series A
4.00%, due 3/15/48	7,250,000	7,206,035
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/37	3,250,000	3,120,231
Series A
4.00%, due 8/1/38	1,750,000	1,672,088
Series A
5.00%, due 8/1/32	3,935,000	4,125,448
Series A
5.00%, due 8/1/35	2,350,000	2,454,737
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/50	$ 8,550,000	$ 8,274,596
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/29	1,000,000	1,097,373
5.00%, due 12/1/30	1,200,000	1,313,713
New York State Dormitory Authority, Touro College and University System Obligated Group, Revenue Bonds
5.00%, due 1/1/47	8,750,000	8,874,260
New York State Thruway Authority, State of New York Personal Income Tax, Revenue Bonds
Series A-1
3.00%, due 3/15/48	8,600,000	6,999,526
Series A-1
3.00%, due 3/15/51	9,000,000	7,212,232
New York State Thruway Authority, Personal Income Tax, Revenue Bonds
Series A-1
4.00%, due 3/15/54	15,075,000	14,780,962
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series A-1
4.00%, due 3/15/57	59,635,000	57,776,726
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
3.00%, due 3/15/47	4,750,000	3,908,159
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.375%, due 10/1/45	48,160,000	46,260,290
5.00%, due 10/1/35	10,750,000	11,388,956
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b) (continued)
5.00%, due 10/1/40	$ 41,740,000	$ 43,782,405
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (b)
5.00%, due 12/1/35	18,500,000	19,501,126
5.00%, due 12/1/36	10,000,000	10,517,369
5.00%, due 12/1/38	15,500,000	16,245,052
5.00%, due 12/1/40	13,500,000	14,116,901
5.00%, due 12/1/41	10,000,000	10,456,270
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (b)
5.25%, due 8/1/31	4,475,000	4,732,078
5.375%, due 8/1/36	6,220,000	6,835,618
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.25%, due 1/1/50 (b)	34,360,000	35,363,979
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/40	3,755,000	3,296,580
Series A, Insured: AGM
3.00%, due 12/1/44	6,500,000	5,633,223
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,430,000	1,432,227
Port Authority of New York & New Jersey, Revenue Bonds
Series 223
4.00%, due 7/15/51 (b)	18,475,000	17,667,225
	Principal Amount	Value

New York (continued)
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	$ 1,500,000	$ 1,555,912
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	2,058,013
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
4.00%, due 12/1/45	815,000	781,304
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	55,140,000	6,253,146
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	915,000	945,215
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series C-3
3.00%, due 5/15/51	43,645,000	35,309,870
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	5,955,000	6,159,032
		841,293,528
North Carolina 0.7%
North Carolina Department of Transportation, I-77 Hot Lanes Project, Revenue Bonds
5.00%, due 6/30/54 (b)	9,750,000	9,877,101
North Carolina Medical Care Commission, The Forest at Duke Project, Revenue Bonds
4.00%, due 9/1/41	1,320,000	1,302,438
4.00%, due 9/1/46	2,085,000	2,015,560
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

48	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Carolina (continued)
North Carolina Medical Care Commission, Lutheran Services for the Aging, Revenue Bonds
Series A
4.00%, due 3/1/51	$ 1,750,000	$ 1,353,699
North Carolina Medical Care Commission, Plantation Village, Inc., Revenue Bonds
Series A
4.00%, due 1/1/52	3,500,000	3,280,175
North Carolina Medical Care Commission, United Methodist Retirement Homes, Revenue Bonds
Series A
5.00%, due 10/1/47	3,850,000	4,103,827
North Carolina Medical Care Commission, Pines at Davidson Project (The), Revenue Bonds
Series A
5.00%, due 1/1/49	4,250,000	4,469,772
North Carolina Medical Care Commission, Sharon Towers, Revenue Bonds
Series A
5.00%, due 7/1/49	1,500,000	1,516,996
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
3.00%, due 1/1/42	2,800,000	2,339,278
5.00%, due 1/1/49	24,400,000	25,982,948
Insured: AGM
5.00%, due 1/1/49	4,750,000	5,225,847
North Carolina Turnpike Authority, Monroe Expressway Toll, Revenue Bonds
Series A
5.00%, due 7/1/54	9,750,000	10,169,153
		71,636,794
	Principal Amount	Value

North Dakota 0.4%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 12/1/51	$ 5,250,000	$ 4,033,211
4.00%, due 12/1/46	3,955,000	3,775,173
County of Cass ND, Essentia Health Obligated Group, Revenue Bonds
Series B
5.25%, due 2/15/53	9,250,000	10,192,076
County of Ward ND, Trinity Health Obligated Group, Revenue Bonds
Series C
5.00%, due 6/1/48	27,940,000	29,575,960
		47,576,420
Ohio 4.7%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.25%, due 11/15/46	20,225,000	21,434,906
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/48	1,500,000	1,405,212
Series B-2, Class 2
5.00%, due 6/1/55	207,990,000	202,592,576
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds
4.00%, due 8/1/44	12,420,000	12,463,641
Cleveland-Cuyahoga County Port Authority, Centers for Dialysis Care Project, Revenue Bonds
Series A
5.00%, due 12/1/42	4,955,000	5,085,196
Series A
5.00%, due 12/1/47	1,435,000	1,459,323
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Cleveland-Cuyahoga County Port Authority, Starwood Wasserman University Heights Holding LLC, Revenue Bonds (e)(f)(g)
Series A
7.00%, due 12/1/18	$ 710,000	$ 184,600
Series A
7.35%, due 12/1/31	6,000,000	1,560,000
County of Cuyahoga OH, MetroHealth System (The), Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,468,862
5.00%, due 2/15/37	5,100,000	5,422,241
5.00%, due 2/15/52	6,750,000	7,067,725
5.00%, due 2/15/57	8,360,000	8,753,509
5.50%, due 2/15/57	32,930,000	35,639,652
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
5.50%, due 2/15/52	1,550,000	1,677,542
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,086,076
5.00%, due 1/1/46	2,090,000	2,129,024
County of Hamilton OH, Christ Hospital Project, Revenue Bonds
5.50%, due 6/1/42	2,500,000	2,508,360
County of Lucas OH, Promedica Healthcare Obligated Group, Revenue Bonds
Series A
5.25%, due 11/15/48	52,100,000	56,346,796
County of Montgomery OH, Kettering Health Network Obligated Group, Revenue Bonds
4.00%, due 8/1/51	3,265,000	3,122,129
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds
5.00%, due 12/1/51	4,250,000	4,283,724
	Principal Amount	Value

Ohio (continued)
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Revenue Bonds
Series A
3.25%, due 9/1/29	$ 1,500,000	$ 1,396,631
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds
4.50%, due 1/15/48 (a)(b)	10,310,000	10,170,186
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	4,750,000	3,880,757
5.00%, due 11/1/44	750,000	733,843
Ohio Higher Educational Facility Commission, University of Findlay (The), Revenue Bonds
5.00%, due 3/1/39	1,675,000	1,721,678
5.00%, due 3/1/44	9,360,000	9,549,174
Ohio Higher Educational Facility Commission, Menorah Park Obligated Group, Revenue Bonds
5.25%, due 1/1/48	4,045,000	3,360,577
Ohio Higher Educational Facility Commission, Cleveland Institute of Art (The), Revenue Bonds
5.25%, due 12/1/48	1,000,000	1,014,385
5.50%, due 12/1/53	1,215,000	1,245,908
State of Ohio, University Hospitals Health System, Inc., Revenue Bonds
Series A
4.00%, due 1/15/46	46,710,000	45,855,562
State of Ohio, University Hospitals Health System, Revenue Bonds
Series A
4.00%, due 1/15/50	23,460,000	22,823,298
Toledo-Lucas County Port Authority, University of Toledo Parking Project, Revenue Bonds
4.00%, due 1/1/57	6,250,000	5,485,533
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

50	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A
5.00%, due 7/1/34	$ 1,400,000	$ 1,430,654
Series A
5.00%, due 7/1/39	2,000,000	2,032,920
Series A
5.00%, due 7/1/46	9,540,000	9,656,377
		496,048,577
Oklahoma 0.1%
Norman Regional Hospital Authority, Norman Regional Hospital Authority Obligated Group, Revenue Bonds
4.00%, due 9/1/37	2,215,000	2,217,449
5.00%, due 9/1/37	3,500,000	3,698,771
Oklahoma Development Finance Authority, Provident Oklahoma Education Resources, Inc. Cross Village Student Housing Project, Revenue Bonds (e)(f)
Series A
5.00%, due 8/1/47	6,525,171	6,525
Series A
5.25%, due 8/1/57	8,192,966	8,193
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds
5.25%, due 11/15/45	1,250,000	1,311,669
		7,242,607
Oregon 0.1%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital Obligated Group, Revenue Bonds
3.50%, due 8/1/42	845,000	769,278
County of Yamhill OR, George Fox University Project, Revenue Bonds
4.00%, due 12/1/51	3,200,000	3,069,645
	Principal Amount	Value

Oregon (continued)
Medford Hospital Facilities Authority, Rogue Valley Manor, Revenue Bonds
Series 2013A
5.00%, due 10/1/42	$ 4,355,000	$ 4,443,325
Oregon State Facilities Authority, Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	190,000	208,437
Series A
5.00%, due 10/1/46	2,810,000	2,930,434
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds
Series A
5.00%, due 10/1/48 (a)	1,560,000	1,506,703
		12,927,822
Pennsylvania 4.1%
Allegheny County Airport Authority, Revenue Bonds (b)
Series A, Insured: AGM
4.00%, due 1/1/46	6,525,000	6,319,416
Series A, Insured: AGM-CR
4.00%, due 1/1/56	34,650,000	32,689,919
Series A
5.00%, due 1/1/51	10,250,000	10,883,355
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/44	16,100,000	15,976,424
Allegheny County Industrial Development Authority, Urban Academy of Greater Pittsburgh Charter School, Revenue Bonds
Series A
4.00%, due 6/15/41 (a)	1,895,000	1,652,767
Allegheny County Industrial Development Authority, Propel Charter School - Sunrise, Revenue Bonds
6.00%, due 7/15/38	3,100,000	3,186,419
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds (a)
5.00%, due 5/1/42	$ 12,950,000	$ 13,588,298
5.00%, due 5/1/42	14,675,000	15,299,656
5.125%, due 5/1/32	4,300,000	4,577,543
5.375%, due 5/1/42	4,225,000	4,495,786
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
5.00%, due 5/1/42	3,500,000	3,773,467
6.00%, due 5/1/42 (a)	4,600,000	5,009,891
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
4.00%, due 7/1/51	10,200,000	9,035,988
5.00%, due 7/1/40	3,155,000	3,300,362
Cambria County General Financing Authority, St. Francis University, Revenue Bonds
Series TT5
4.00%, due 4/1/46	2,035,000	1,817,837
Chambersburg Area Municipal Authority, Wilson College, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,283,178
5.75%, due 10/1/38	3,450,000	3,605,903
5.75%, due 10/1/43	2,290,000	2,382,220
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment
5.125%, due 3/1/48 (a)	944,000	970,480
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	842,589
5.00%, due 9/15/28	860,000	881,970
5.00%, due 9/15/29	175,000	178,996
5.00%, due 9/15/37	4,340,000	4,349,858
	Principal Amount	Value

Pennsylvania (continued)
City of Harrisburg PA, Capital Appreciation, Unlimited General Obligation
Series F, Insured: AMBAC
(zero coupon), due 9/15/22	$ 545,000	$ 534,240
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	13,700,000	13,839,619
Cumberland County Municipal Authority, Revenue Bonds
Series A
5.00%, due 1/1/39	195,000	220,874
Series A
5.00%, due 1/1/39	1,805,000	1,930,226
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (a)
5.00%, due 10/15/34	5,850,000	5,970,003
5.125%, due 10/15/41	4,700,000	4,790,412
5.875%, due 10/15/40	3,700,000	4,001,327
6.25%, due 10/15/53	9,250,000	10,087,627
Delaware County Authority, Cabrini University, Revenue Bonds
5.00%, due 7/1/42	1,405,000	1,404,564
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	374,116
5.00%, due 12/1/49	1,020,000	987,348
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (a)
Series A
6.00%, due 7/15/38	3,000,000	3,180,936
Series A
6.50%, due 7/15/48	4,200,000	4,497,285
Huntingdon County General Authority, AICUP Financing Program, Revenue Bonds
Series 2
5.00%, due 5/1/46	4,005,000	4,160,286
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

52	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Lancaster County Hospital Authority, St. Anne's Retirement Community, Inc. Project, Revenue Bonds
5.00%, due 3/1/45	$ 500,000	$ 487,343
5.00%, due 3/1/50	750,000	720,556
Lancaster Higher Education Authority, Elizabethtown College Project, Revenue Bonds
Series A
5.00%, due 10/1/51	3,000,000	3,035,161
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,589,373
4.00%, due 12/1/49	1,900,000	1,935,485
5.00%, due 12/1/44	1,675,000	1,799,423
5.00%, due 12/1/49	2,365,000	2,531,181
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/56	2,780,000	2,350,738
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	2,959,289
4.00%, due 9/1/49	16,910,000	16,423,264
Series A
4.00%, due 9/1/49	1,660,000	1,612,219
4.00%, due 9/1/51	4,000,000	3,870,298
Montgomery County Higher Education and Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds
4.00%, due 12/1/48	3,995,000	3,800,057
Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Revenue Bonds
Series B
5.00%, due 5/1/57	9,750,000	10,538,295
	Principal Amount	Value

Pennsylvania (continued)
Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
5.00%, due 11/15/36	$ 4,750,000	$ 5,091,502
Montgomery County Industrial Development Authority, Albert Einstein Healthcare Network, Revenue Bonds
Series 2015A
5.25%, due 1/15/45	6,050,000	6,454,627
Series 2015A
5.25%, due 1/15/46	1,000,000	1,066,881
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds
Series PP1
5.25%, due 5/1/46	3,700,000	3,814,543
Northeastern Pennsylvania Hospital and Education Authority, King's College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	1,022,910
5.00%, due 5/1/49	1,350,000	1,372,506
Pennsylvania Economic Development Financing Authority, Rapid Bridge Replacement Project, Revenue Bonds
4.125%, due 12/31/38	4,000,000	4,017,952
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/49	10,085,000	9,810,951
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Inc., Revenue Bonds
5.00%, due 10/1/44	1,000,000	1,014,270
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A
5.50%, due 7/15/38	2,500,000	2,598,667
5.50%, due 7/15/43	2,400,000	2,494,720
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A
6.25%, due 9/1/33	$ 1,560,000	$ 1,613,798
Series A
6.50%, due 9/1/38	1,000,000	1,034,339
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
4.00%, due 12/1/46	6,770,000	6,462,179
Series A
4.00%, due 12/1/50	46,765,000	44,058,999
Series A
4.00%, due 12/1/51	8,940,000	8,813,200
Series B
4.00%, due 12/1/51	335,000	314,901
Series C
4.00%, due 12/1/51	13,935,000	13,737,353
Series C
5.00%, due 12/1/44	16,135,000	16,856,444
Philadelphia Authority for Industrial Development, Russell Byers Charter School, Revenue Bonds
Series A
5.00%, due 5/1/40	1,105,000	1,131,294
Series A
5.00%, due 5/1/50	3,130,000	3,174,732
Philadelphia Authority for Industrial Development, MaST Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/40	600,000	619,049
Series A
5.00%, due 8/1/50	1,050,000	1,067,963
Philadelphia Authority for Industrial Development, University of the Arts (The), Revenue Bonds
5.00%, due 3/15/45 (a)	5,250,000	5,116,906
	Principal Amount	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School, Revenue Bonds
Series A
5.00%, due 6/15/50 (a)	$ 1,700,000	$ 1,700,057
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (a)
Series A
5.125%, due 6/1/38	2,000,000	2,021,232
Series A
5.25%, due 6/1/48	3,085,000	3,091,221
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Revenue Bonds
Series A
6.50%, due 6/1/45	2,200,000	2,231,902
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds
6.625%, due 12/15/41	1,000,000	1,029,937
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School, Revenue Bonds
Series A
7.25%, due 6/15/43	4,200,000	4,504,183
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds
7.375%, due 6/15/43	1,500,000	1,562,860
Philadelphia Authority for Industrial Development, Esperanza Academy Charter School Project, Revenue Bonds
8.20%, due 12/1/43	1,800,000	1,873,479
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

54	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Scranton Redevelopment Authority, Revenue Bonds
Series A, Insured: MUN GOVT GTD
5.00%, due 11/15/28	$ 8,750,000	$ 8,350,734
Scranton-Lackawanna Health and Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	1,010,238
5.00%, due 6/1/46	2,625,000	2,613,970
Susquehanna Area Regional Airport Authority, Revenue Bonds
Series B, Insured: BAM
4.00%, due 1/1/33	3,000,000	3,011,847
Wilkes-Barre Finance Authority, Wilkes University Project, Revenue Bonds
4.00%, due 3/1/42	2,500,000	2,181,406
		433,677,619
Puerto Rico 12.8%
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	44,000,000	7,348,035
Series B
(zero coupon), due 5/15/57	98,000,000	4,679,206
5.375%, due 5/15/33	1,430,000	1,463,928
5.50%, due 5/15/39	1,475,000	1,509,746
5.625%, due 5/15/43	36,990,000	37,611,143
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/24	10,641,393	9,681,610
Series A-1
(zero coupon), due 7/1/33	26,622,270	15,229,642
Series A-1
4.00%, due 7/1/33	25,445,206	23,658,975
Series A-1
4.00%, due 7/1/35	25,497,633	23,640,788
Series A-1
4.00%, due 7/1/37	19,398,310	17,486,704
Series A-1
4.00%, due 7/1/41	27,921,604	25,174,339
	Principal Amount	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation (continued)
Series A-1
4.00%, due 7/1/46	$ 15,341,254	$ 13,496,468
Series A-1
5.25%, due 7/1/23	21,889,416	22,160,580
Series A-1
5.375%, due 7/1/25	23,039,625	23,820,807
Series A-1
5.625%, due 7/1/27	22,830,951	24,218,534
Series A-1
5.625%, due 7/1/29	22,460,559	24,205,014
Series A-1
5.75%, due 7/1/31	21,553,851	23,590,785
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	104,247,000	54,338,749
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	136,535,415	126,124,590
PR CCDA Trust
Class TR
5.00%, due 7/1/31	5,871,098	5,846,478
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series C
3.75%, due 7/1/27 (a)	14,800,000	14,417,901
Series A
5.00%, due 7/1/22	5,205,000	5,233,974
Series A
5.00%, due 7/1/22 (a)	320,000	321,308
Series A
5.00%, due 7/1/24 (a)(d)	3,430,000	3,531,840
Series 2020A
5.00%, due 7/1/25 (a)	9,750,000	10,166,967
Series A
5.00%, due 7/1/25 (a)(d)	4,350,000	4,529,652
Series A
5.00%, due 7/1/27 (a)	345,000	366,272
Series A
5.00%, due 7/1/28 (a)(d)	4,500,000	4,792,669
Series A
5.00%, due 7/1/29 (a)(d)	6,535,000	6,992,226
Series 2020A
5.00%, due 7/1/30 (a)	22,500,000	24,207,626
Series 2020A
5.00%, due 7/1/35 (a)	37,100,000	39,171,464
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (continued)
Series 2020A
5.00%, due 7/1/47 (a)	$ 92,835,000	$ 96,588,319
Series A
5.50%, due 7/1/28	4,000,000	4,025,464
Series A
5.75%, due 7/1/37	3,040,000	3,060,568
Series A
6.00%, due 7/1/47	8,674,000	8,736,011
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (a)
Series B
4.00%, due 7/1/47	17,465,000	15,960,200
Series B
5.00%, due 7/1/25	265,000	276,333
Series B
5.00%, due 7/1/28	8,170,000	8,710,213
Series B
5.00%, due 7/1/33	17,285,000	18,417,608
Series B
5.00%, due 7/1/37	23,660,000	25,024,910
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD-RSA-1
3.30%, due 7/1/19 (e)(f)	1,015,000	919,844
Series ZZ-RSA-1
4.25%, due 7/1/20 (e)(f)	1,355,000	1,278,781
Series CCC
4.25%, due 7/1/23 (e)(f)	1,150,000	1,096,812
Series CCC-RSA-1
4.375%, due 7/1/22 (e)(f)	115,000	109,681
Series CCC-RSA-1
4.60%, due 7/1/24 (e)(f)	200,000	190,750
Series CCC-RSA-1
4.625%, due 7/1/25 (e)(f)	1,085,000	1,034,819
Series XX-RSA-1
4.75%, due 7/1/26 (e)(f)	320,000	305,200
Series ZZ-RSA-1
4.75%, due 7/1/27 (e)(f)	405,000	386,269
Series A-RSA-1
4.80%, due 7/1/29 (e)(f)	690,000	658,088
Series DDD-RSA-1
5.00%, due 7/1/20	3,250,000	3,103,750
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series TT-RSA-1
5.00%, due 7/1/20 (e)(f)	$ 2,195,000	$ 2,096,225
Series CCC
5.00%, due 7/1/21 (e)(f)	470,000	448,850
Series DDD-RSA-1
5.00%, due 7/1/21 (e)(f)	275,000	262,625
Series TT-RSA-1
5.00%, due 7/1/21 (e)(f)	1,215,000	1,160,325
Series PP, Insured: NATL-RE
5.00%, due 7/1/22	200,000	204,153
Series SS, Insured: NATL-RE
5.00%, due 7/1/22	1,140,000	1,163,671
Series RR, Insured: NATL-RE
5.00%, due 7/1/23	4,330,000	4,419,907
Series TT-RSA-1
5.00%, due 7/1/23	365,000	349,488
Series CCC
5.00%, due 7/1/24 (e)(f)	1,845,000	1,766,587
Series RR, Insured: NATL-RE
5.00%, due 7/1/24	115,000	117,388
Series TT-RSA-1
5.00%, due 7/1/24 (e)(f)	295,000	282,463
Series CCC-RSA-1
5.00%, due 7/1/25 (e)(f)	575,000	550,563
Series SS, Insured: NATL-RE
5.00%, due 7/1/25	770,000	785,988
Series TT-RSA-1
5.00%, due 7/1/25 (e)(f)	1,030,000	986,225
Series TT-RSA-1
5.00%, due 7/1/26 (e)(f)	1,050,000	1,005,375
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	150,000	152,681
Series TT-RSA-1
5.00%, due 7/1/27 (e)(f)	1,250,000	1,196,875
Series WW
5.00%, due 7/1/28 (e)(f)	380,000	363,850
Series TT-RSA-1
5.00%, due 7/1/32 (e)(f)	9,320,000	8,923,900
Series A-RSA-1
5.00%, due 7/1/42 (e)(f)	8,755,000	8,382,912
Series A-RSA-1
5.05%, due 7/1/42 (e)(f)	825,000	789,938
Series ZZ-RSA-1
5.25%, due 7/1/20 (e)(f)	225,000	216,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

56	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series ZZ-RSA-1
5.25%, due 7/1/23 (e)(f)	$ 620,000	$ 596,750
Series AAA-RSA-1
5.25%, due 7/1/24 (e)(f)	3,000,000	2,887,500
Series WW
5.25%, due 7/1/25 (e)(f)	1,605,000	1,544,812
Series AAA-RSA-1
5.25%, due 7/1/26 (e)(f)	110,000	105,875
Series ZZ-RSA-1
5.25%, due 7/1/26 (e)(f)	3,520,000	3,388,000
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	630,000	650,164
Series AAA-RSA-1
5.25%, due 7/1/30 (e)(f)	985,000	948,062
Series VV, Insured: NATL-RE
5.25%, due 7/1/30	3,850,000	3,935,067
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	345,000	356,001
Series WW
5.25%, due 7/1/33 (e)(f)	8,310,000	7,998,375
Series XX-RSA-1
5.25%, due 7/1/35 (e)(f)	2,265,000	2,180,062
Series XX-RSA-1
5.25%, due 7/1/40 (e)(f)	18,255,000	17,570,437
Series BBB
5.40%, due 7/1/28 (e)(f)	4,245,000	3,900,094
Series BBB
5.40%, due 7/1/28 (e)(f)	5,370,000	4,698,749
Series WW
5.50%, due 7/1/38 (e)(f)	11,595,000	11,203,669
Series XX
5.75%, due 7/1/36 (e)(f)	4,055,000	3,933,350
Series 2013A-RSA-1
6.75%, due 7/1/36 (e)(f)	11,550,000	11,492,247
Series 2013A-RSA-1
7.00%, due 7/1/33 (e)(f)	1,500,000	1,496,249
Series 2013A-RSA-1
7.00%, due 7/1/43 (e)(f)	4,750,000	4,738,123
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (e)(f)
Series EEE
5.95%, due 7/1/30	9,975,000	8,827,936
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (e)(f) (continued)
Series EEE-RSA-1
5.95%, due 7/1/30	$ 15,910,000	$ 14,696,862
Series EEE
6.05%, due 7/1/32	1,225,000	1,088,721
Series EEE-RSA-1
6.05%, due 7/1/32	11,040,000	10,225,800
Series YY
6.125%, due 7/1/40	20,975,000	19,454,312
Series YY
6.125%, due 7/1/40	24,475,000	21,752,156
Series EEE
6.25%, due 7/1/40	1,730,000	1,600,250
Series EEE
6.25%, due 7/1/40	8,435,000	7,496,630
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AMBAC
(zero coupon), due 7/1/27	200,000	158,667
Series A, Insured: NATL-RE
4.75%, due 7/1/38	1,070,000	1,100,564
Series A, Insured: AGM-CR
4.75%, due 7/1/38	650,000	653,016
Insured: NATL-RE
5.00%, due 7/1/22	345,000	346,974
Insured: AGC-ICC
5.00%, due 7/1/23	2,870,000	2,889,994
Insured: NATL-RE
5.00%, due 7/1/28	460,000	462,631
Series N, Insured: AMBAC
5.25%, due 7/1/30	3,680,000	3,733,296
Series N, Insured: AMBAC
5.25%, due 7/1/31	9,045,000	9,161,361
Series N, Insured: NATL-RE
5.25%, due 7/1/33	7,240,000	7,462,607
Series L, Insured: AMBAC
5.25%, due 7/1/38	1,035,000	1,045,263
Series CC, Insured: NATL-RE
5.50%, due 7/1/28	6,750,000	7,065,999
Series CC, Insured: NATL-RE
5.50%, due 7/1/29	4,760,000	4,983,948
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	$ 2,530,000	$ 2,564,748
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/31	879,000	653,419
Series A-1
(zero coupon), due 7/1/33	990,000	684,589
(zero coupon), due 8/1/54	516,302	125,563
Series A-2
4.329%, due 7/1/40	14,750,000	14,619,203
Series A-1
4.50%, due 7/1/34	725,000	743,515
Series A-1
4.75%, due 7/1/53	57,092,000	57,899,897
Series A-2
4.784%, due 7/1/58	24,965,000	25,362,862
Series A-1
5.00%, due 7/1/58	217,677,000	223,654,410
		1,358,666,408
Rhode Island 0.2%
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation
Series A, Insured: AGC
(zero coupon), due 9/1/24	1,735,000	1,615,462
Series A, Insured: AGC
(zero coupon), due 9/1/26	685,000	594,548
Series A, Insured: AGC
(zero coupon), due 9/1/29	1,835,000	1,419,139
Series A, Insured: AGC
(zero coupon), due 9/1/30	1,835,000	1,358,588
Series A, Insured: AGC
(zero coupon), due 9/1/32	1,500,000	1,020,472
Series A, Insured: AGC
(zero coupon), due 9/1/34	1,000,000	623,911
Series A, Insured: AGC
(zero coupon), due 9/1/35	360,000	214,256
Series A, Insured: AGC
(zero coupon), due 9/1/36	470,000	268,412
	Principal Amount	Value

Rhode Island (continued)
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/39	$ 750,000	$ 791,963
Rhode Island Turnpike & Bridge Authority, Motor Fuel Tax, Revenue Bonds
Series A
4.00%, due 10/1/44	1,500,000	1,537,411
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
(zero coupon), due 6/1/52	95,620,000	14,892,213
		24,336,375
South Carolina 0.7%
South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Inc., Revenue Bonds
Series A
4.00%, due 12/1/44	8,270,000	8,193,278
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A
4.00%, due 4/1/54	1,160,000	1,058,564
Series A
5.00%, due 4/1/54	3,000,000	3,118,621
South Carolina Jobs-Economic Development Authority, Green Charter School Project, Revenue Bonds
Series A
4.00%, due 6/1/56 (a)	3,530,000	2,911,316
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A
5.00%, due 11/15/54	1,000,000	946,301
5.25%, due 11/15/47	5,125,000	5,141,962
5.25%, due 11/15/52	1,625,000	1,626,510
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

58	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Carolina (continued)
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B
4.00%, due 12/1/46	$ 5,960,000	$ 5,821,722
Series B
4.00%, due 12/1/48	21,089,000	20,457,182
Series B
4.00%, due 12/1/50	4,805,000	4,649,119
Series B
4.00%, due 12/1/54	5,182,000	4,945,584
Series B
4.00%, due 12/1/55	14,796,000	14,111,524
South Carolina Public Service Authority, Revenue Bonds
Series B
5.00%, due 12/1/56	5,805,000	6,127,425
		79,109,108
South Dakota 0.0% ‡
South Dakota Health & Educational Facilities Authority, Sanford Obligated Group, Revenue Bonds
Series E
5.00%, due 11/1/42	3,150,000	3,203,609
Tennessee 0.7%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds
Series A
5.00%, due 10/1/44	6,250,000	6,576,797
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarene University Project, Revenue Bonds
Series B
4.00%, due 10/1/41	2,265,000	2,060,733
Series B
4.00%, due 10/1/51	2,830,000	2,430,209
	Principal Amount	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
4.00%, due 5/1/46	$ 3,000,000	$ 2,900,430
4.00%, due 5/1/51	13,600,000	12,964,612
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	11,610,000	12,054,453
Series A
5.25%, due 10/1/58	8,750,000	9,232,582
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds
5.00%, due 10/1/48	2,800,000	2,854,090
Metropolitan Nashville Airport Authority (The), Revenue Bonds
Series B
5.00%, due 7/1/54 (b)	18,550,000	19,499,778
		70,573,684
Texas 4.5%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project, Revenue Bonds
5.00%, due 7/15/41	3,300,000	3,348,411
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Revenue Bonds, Senior Lien (a)
Series A
3.625%, due 7/1/26 (b)	15,055,000	14,665,334
Series B
6.50%, due 7/1/26	13,950,000	13,411,017
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Central Texas Regional Mobility Authority, Manor Expressway Project, Revenue Bonds, Senior Lien
(zero coupon), due 1/1/23	$ 1,000,000	$ 985,776
Central Texas Regional Mobility Authority, Capital Appreciation, Revenue Bonds
(zero coupon), due 1/1/33	315,000	201,074
(zero coupon), due 1/1/34	3,275,000	1,994,140
(zero coupon), due 1/1/35	3,700,000	2,145,707
(zero coupon), due 1/1/36	2,000,000	1,104,046
(zero coupon), due 1/1/39	3,500,000	1,656,635
Central Texas Regional Mobility Authority, Revenue Bonds
4.00%, due 1/1/41	6,000,000	6,031,442
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
5.00%, due 1/1/33	1,225,000	1,250,791
5.00%, due 1/1/42	2,500,000	2,552,635
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/42	11,700,000	12,041,893
City of Arlington TX, Tax Increment Reinvestment Zone No. 5, Tax Allocation
4.00%, due 8/15/50	2,355,000	2,208,462
City of Houston TX, Airport System, United Airlines Inc. Project, Revenue Bonds (b)
5.00%, due 7/1/29	11,100,000	11,410,550
Series B-1
5.00%, due 7/15/30	2,000,000	2,077,214
City of Lago Vista TX, Tessera on Lake Travis Public Improvement District Project, Special Assessment
Series B
4.875%, due 9/1/50 (a)	1,250,000	1,119,486
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
Series A
4.00%, due 8/15/47	4,030,000	3,850,079
6.00%, due 8/15/43	3,500,000	3,610,194
	Principal Amount	Value

Texas (continued)
Clifton Higher Education Finance Corp., Uplift Education, Revenue Bonds
Series A
5.00%, due 12/1/45	$ 2,500,000	$ 2,552,548
Danbury Higher Education Authority, Inc., Golden Rule School, Inc., Revenue Bonds
Series A
4.00%, due 8/15/49	3,750,000	3,205,975
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds
Series A
5.25%, due 9/1/44	3,250,000	3,403,899
Grand Parkway Transportation Corp., Revenue Bonds, First Tier
Series C
4.00%, due 10/1/49	73,390,000	72,336,853
Series A
5.50%, due 4/1/53	600,000	626,702
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A
5.00%, due 6/1/33	900,000	900,430
Series A
5.00%, due 6/1/38	1,960,000	1,911,305
Harris County Cultural Education Facilities Finance Corp., Brazos Presbyterian Homes, Revenue Bonds
Series B
7.00%, due 1/1/43	1,500,000	1,549,981
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	175,000	163,617
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	795,000	724,207
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	65,000	57,204
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	535,000	448,056
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

60	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien (continued)
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	$ 10,000	$ 7,951
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	725,000	528,148
Series H, Insured: NATL-RE
(zero coupon), due 11/15/32	250,000	153,384
Series H, Insured: NATL-RE
(zero coupon), due 11/15/33	185,000	106,472
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	1,395,000	584,452
Series H, Insured: NATL-RE
(zero coupon), due 11/15/39	1,525,000	599,388
Series H, Insured: NATL-RE
(zero coupon), due 11/15/40	1,855,000	683,308
Series H, Insured: NATL-RE
(zero coupon), due 11/15/41	700,000	241,664
Harris County-Houston Sports Authority, Revenue Bonds, Third Lien
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/32	1,670,000	939,353
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/33	890,000	471,596
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	220,000	114,551
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	2,320,000	1,157,850
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/34	2,035,000	1,119,260
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	36,015,000	15,392,278
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/40	1,310,000	493,100
Hemphill County Hospital District, Limited General Obligation
4.625%, due 2/1/39	2,765,000	2,666,337
	Principal Amount	Value

Texas (continued)
Love Field Airport Modernization Corp., Revenue Bonds (b)
Insured: AGM
4.00%, due 11/1/38	$ 5,225,000	$ 5,159,346
Insured: AGM
4.00%, due 11/1/39	6,545,000	6,431,638
Montgomery County Toll Road Authority, Revenue Bonds, Senior Lien
5.00%, due 9/15/48	2,500,000	2,578,872
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds (a)
4.00%, due 8/15/36	1,000,000	934,641
4.00%, due 8/15/51	9,270,000	7,911,615
4.00%, due 8/15/56	5,000,000	4,151,330
New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Denton LLC, Revenue Bonds
Series B-1, Insured: AGM
4.00%, due 7/1/48	1,000,000	1,002,839
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Revenue Bonds
4.00%, due 11/1/49	1,600,000	1,496,077
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds
Series A-1
4.00%, due 12/1/54	530,000	387,988
Series A-1
5.00%, due 12/1/54	2,770,000	2,641,613
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Inc., Revenue Bonds
Series A
5.00%, due 8/15/40 (a)	4,750,000	4,809,849
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Southwest Preparatory School, Revenue Bonds
Series A
5.00%, due 8/15/50 (a)	$ 3,930,000	$ 3,982,554
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds
5.00%, due 1/1/55	1,500,000	1,249,070
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds
Series A
5.50%, due 7/1/54	2,500,000	2,234,906
New Hope Cultural Education Facilities Finance Corp., CHF-Stephenville LLC, Revenue Bonds
Series A
6.00%, due 4/1/45	3,550,000	3,674,592
North East Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/41	5,750,000	5,972,716
Series B
5.00%, due 1/1/46	3,535,000	3,651,500
North Texas Tollway Authority, North Texas Tollway System, Revenue Bonds, Second Tier
Series B
3.00%, due 1/1/46	18,000,000	15,044,902
5.00%, due 1/1/50	1,750,000	1,867,387
Port Beaumont Navigation District, Jefferson Gulf Coast Energy Project, Revenue Bonds (a)(b)
Series A
2.875%, due 1/1/41	2,400,000	1,780,960
Series A
3.00%, due 1/1/50	9,460,000	6,520,802
	Principal Amount	Value

Texas (continued)
Port Freeport, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/38 (b)	$ 1,650,000	$ 1,678,931
Series A
4.00%, due 6/1/39 (b)	1,620,000	1,645,930
4.00%, due 6/1/51	2,535,000	2,440,830
Port of Port Arthur Navigation District, Port Improvement, Unlimited General Obligation
4.00%, due 3/1/47	4,200,000	4,259,423
Red River Education Finance Corp., Houston Baptist University Project, Revenue Bonds
5.50%, due 10/1/46	6,000,000	6,430,252
San Antonio Education Facilities Corp., University of the Incarnate Word, Revenue Bonds
Series A
4.00%, due 4/1/51	4,000,000	3,756,453
San Antonio Municipal Facilities Corp., City Tower Renovation Project, Revenue Bonds
4.00%, due 8/1/48	11,995,000	12,352,016
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living Center Project, Revenue Bonds
5.00%, due 11/15/40	1,500,000	1,540,488
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/40	1,250,000	1,324,021
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	3,025,000	3,209,019
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

62	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 12/31/38	$ 5,885,000	$ 5,905,741
Series A
4.00%, due 12/31/39	4,750,000	4,765,331
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/50	4,985,000	5,196,806
5.00%, due 12/31/55	10,140,000	10,548,162
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 6/30/58	97,655,000	100,911,023
6.75%, due 6/30/43	11,400,000	12,029,120
Texas Transportation Commission, Revenue Bonds, First Tier
(zero coupon), due 8/1/43	3,750,000	1,392,615
(zero coupon), due 8/1/44	4,200,000	1,473,762
(zero coupon), due 8/1/46	1,000,000	315,103
(zero coupon), due 8/1/47	2,000,000	597,663
(zero coupon), due 8/1/48	1,000,000	283,644
(zero coupon), due 8/1/50	1,500,000	381,113
Texas Transportation Commission, State Highway 249, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/57	9,750,000	10,185,834
		474,913,232
U.S. Virgin Islands 2.1%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	25,565,000	26,679,951
Series A
5.00%, due 10/1/32	38,430,000	40,174,422
	Principal Amount	Value

U.S. Virgin Islands (continued)
Matching Fund Special Purpose Securitization Corp., Revenue Bonds (continued)
Series A
5.00%, due 10/1/39	$ 113,075,000	$ 115,835,172
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C
5.00%, due 10/1/30	16,870,000	16,645,088
Series A
5.00%, due 10/1/32	15,200,000	14,882,747
Series A
5.00%, due 10/1/34	2,600,000	2,528,699
Series C
5.00%, due 10/1/39	9,610,000	9,190,426
		225,936,505
Utah 0.9%
Black Desert Public Infrastructure District, Limited General Obligation
Series A
4.00%, due 3/1/51 (a)	3,125,000	2,534,742
City of Salt Lake City UT, Airport, Revenue Bonds
Series A
5.00%, due 7/1/51 (b)	6,250,000	6,698,915
Medical School Campus Public Infrastructure District, Limited General Obligation (a)
Series A
5.25%, due 2/1/40	1,430,000	1,260,203
Series A
5.50%, due 2/1/50	2,915,000	2,534,296
Mida Golf and Equestrian Center Public Infrastructure District, Limited General Obligation
4.50%, due 6/1/51 (a)	10,700,000	8,506,228
Mida Mountain Village Public Infrastructure District, Assessment Area No. 2, Special Assessment
4.00%, due 8/1/50 (a)	2,000,000	1,572,058
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Mida Mountain Village Public Infrastructure District, Special Assessment
Series A
4.50%, due 8/1/40	$ 1,500,000	$ 1,487,205
Series A
5.00%, due 8/1/50	5,000,000	4,987,665
Military Installation Development Authority, Revenue Bonds
Series A-1
4.00%, due 6/1/36	4,000,000	3,506,650
Series A-1
4.00%, due 6/1/41	2,430,000	2,025,543
Series A-1
4.00%, due 6/1/52	13,600,000	10,486,670
Series A-2
4.00%, due 6/1/52	1,000,000	756,852
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.375%, due 6/1/52 (a)	5,500,000	4,478,821
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,975,000	2,964,829
Insured: UT CSCE
4.00%, due 4/15/50	3,395,000	3,335,572
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,020,000	2,065,174
Utah Charter School Finance Authority, Vista School, Revenue Bonds
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/45	1,870,000	1,914,069
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/54	4,750,000	4,794,023
Utah Charter School Finance Authority, Providence Hall Project, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 10/15/46	1,000,000	1,027,639
	Principal Amount	Value

Utah (continued)
Utah Charter School Finance Authority, Providence Hall Project, Revenue Bonds (continued)
Series A, Insured: UT CSCE
4.00%, due 10/15/51	$ 2,000,000	$ 2,045,385
Utah Infrastructure Agency, Revenue Bonds
3.00%, due 10/15/45	4,425,000	3,034,344
5.00%, due 10/15/46	3,450,000	3,401,355
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/39	2,175,000	1,896,058
4.00%, due 10/15/42	1,970,000	1,678,460
Series A
5.00%, due 10/15/32	1,615,000	1,648,235
Series A
5.00%, due 10/15/34	3,135,000	3,178,780
Series A
5.00%, due 10/15/37	1,100,000	1,106,701
Series A
5.00%, due 10/15/40	3,880,000	3,890,320
Series A
5.375%, due 10/15/40	6,010,000	6,175,816
		94,992,608
Vermont 0.1%
Vermont Economic Development Authority, Wake Robin Corp. Project, Revenue Bonds
Series A
4.00%, due 5/1/45	2,350,000	1,985,424
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: AGC
4.75%, due 8/15/36	500,000	509,204
Vermont Student Assistance Corp., Education Loan, Revenue Bonds
Series B
4.50%, due 6/15/45 (b)	3,500,000	3,140,854
		5,635,482
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

64	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia 1.7%
Farmville Industrial Development Authority, Longwood University Student Project, Revenue Bonds
Series A
5.00%, due 1/1/48	$ 6,750,000	$ 6,953,739
Series A
5.00%, due 1/1/55	16,300,000	16,725,865
Farmville Industrial Development Authority, Longwood University Student Housing Project, Revenue Bonds
Series A
5.00%, due 1/1/59	7,355,000	7,557,890
Henrico County Economic Development Authority, LifeSpire of Virginia, Residential Care Facility, Revenue Bonds
Series C
5.00%, due 12/1/47	2,200,000	2,230,894
James City County Economic Development Authority, Williamsburg Landing, Inc., Revenue Bonds
Series A
4.00%, due 12/1/50	3,235,000	2,673,034
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds
5.00%, due 9/1/48	3,455,000	3,611,341
Newport News Economic Development Authority, LifeSpire of Virginia Obligated Group, Revenue Bonds
5.00%, due 12/1/38	2,575,000	2,621,275
Norfolk Redevelopment & Housing Authority, Norfolk Retirement Community, Harbors Edge Project, Revenue Bonds
Series B
4.00%, due 1/1/25	1,200,000	1,198,148
	Principal Amount	Value

Virginia (continued)
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds
Series A
4.00%, due 9/1/48	$ 4,640,000	$ 4,523,317
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	1,000,000	987,719
5.00%, due 4/1/49	1,000,000	1,068,795
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B2
5.20%, due 6/1/46	2,000,000	2,000,168
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series 2007A-1
6.706%, due 6/1/46	32,910,000	32,921,133
Virginia College Building Authority, Regent University Project, Revenue Bonds
3.00%, due 6/1/41	2,250,000	1,802,420
4.00%, due 6/1/36	1,300,000	1,280,187
Virginia College Building Authority, Marymount University Project, Green Bond, Revenue Bonds
Series B
5.00%, due 7/1/45 (a)	1,945,000	1,951,633
Virginia Small Business Financing Authority, 95 Express Lanes LLC, Revenue Bonds, Senior Lien (b)
4.00%, due 7/1/39	4,500,000	4,347,673
4.00%, due 1/1/48	3,500,000	3,276,713
5.00%, due 1/1/37	4,750,000	5,111,187
Virginia Small Business Financing Authority, National Senior Campuses Inc. Obligated Group, Revenue Bonds
4.00%, due 1/1/51	14,600,000	14,132,187
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Virginia Small Business Financing Authority, Capital Beltway Express LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/47	$ 15,000,000	$ 16,034,289
5.00%, due 12/31/57	4,000,000	4,244,200
Virginia Small Business Financing Authority, Transform 66 P3 Project, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/52	11,860,000	12,202,161
5.00%, due 12/31/56	16,640,000	17,092,991
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds, Senior Lien
5.50%, due 1/1/42	17,845,000	17,955,664
		184,504,623
Washington 0.9%
Pend Oreille County Public Utility District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	3,000,000	3,004,404
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/48	5,180,000	5,421,718
Port of Seattle Industrial Development Corp., Delta Air Lines, Inc., Revenue Bonds
5.00%, due 4/1/30 (b)	1,825,000	1,849,335
Washington Economic Development Finance Authority, North Pacific Paper Co. Recycling Project, Green Bond, Revenue Bonds
Series A
5.625%, due 12/1/40 (a)(b)	4,000,000	4,158,336
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
4.00%, due 10/1/38	1,665,000	1,659,870
Series A
5.00%, due 10/1/40	3,000,000	3,184,492
	Principal Amount	Value

Washington (continued)
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	$ 3,550,000	$ 3,858,111
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
3.00%, due 7/1/48	8,250,000	5,783,073
Series B
3.00%, due 7/1/58	22,990,000	15,769,547
Series B
3.00%, due 7/1/58	4,000,000	2,619,291
Series B
4.00%, due 7/1/58	5,155,000	4,426,491
Series B
4.00%, due 7/1/58	1,750,000	1,585,659
Series A
5.00%, due 7/1/58	5,715,000	6,023,763
Washington State Convention Center Public Facilities District, Revenue Bonds
4.00%, due 7/1/58	8,910,000	7,650,831
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds (a)
Series A
4.00%, due 1/1/41	5,620,000	4,713,387
Series A
4.00%, due 1/1/57	8,785,000	6,558,989
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds
5.00%, due 1/1/48	3,000,000	3,011,231
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	100,000	89,533
4.00%, due 12/1/37	290,000	255,657
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

66	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	$ 9,670,000	$ 8,685,574
5.50%, due 12/1/33	2,070,000	1,943,217
		92,252,509
West Virginia 0.3%
County of Ohio WV, Special District Excise Tax, The Highlands Project, Revenue Bonds
Series B
4.25%, due 3/1/35	4,000,000	3,875,312
Glenville State College, Board of Governors, Revenue Bonds
5.25%, due 6/1/47	4,000,000	3,566,306
Monongalia County Commission Excise Tax District, University Town Centre, Revenue Bonds
Series A
4.125%, due 6/1/43 (a)	1,000,000	950,550
Monongalia County Commission Excise Tax District, University Town Center, Revenue Bonds
Series A
5.50%, due 6/1/37 (a)	4,000,000	4,192,564
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A
4.00%, due 1/1/37	4,875,000	4,883,046
Series A
4.00%, due 1/1/38	2,500,000	2,500,530
Series A
4.125%, due 1/1/47	13,350,000	13,034,598
		33,002,906
Wisconsin 2.0%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (a)
Series B
(zero coupon), due 1/1/60	71,700,000	5,392,112
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (a) (continued)
Series A-1
5.00%, due 1/1/55	$ 5,545,000	$ 5,134,071
Public Finance Authority, Methodist University, Inc. (The), Revenue Bonds
4.00%, due 3/1/26	755,000	751,787
4.00%, due 3/1/30	950,000	909,218
Public Finance Authority, North Carolina Leadership Charter Academy, Inc., Revenue Bonds
Series A
4.00%, due 6/15/29 (a)	300,000	302,212
Public Finance Authority, National Gypsum Co., Revenue Bonds
4.00%, due 8/1/35 (b)	4,000,000	3,637,432
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
4.00%, due 4/1/42 (a)	1,000,000	895,390
4.00%, due 4/1/52 (a)	3,000,000	2,539,737
5.00%, due 4/1/30 (a)	700,000	739,353
5.00%, due 4/1/40 (a)	300,000	310,688
5.00%, due 4/1/50 (a)	1,000,000	1,023,570
5.875%, due 4/1/45	6,350,000	6,745,648
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A
4.00%, due 1/1/46	2,955,000	2,786,299
Series A
4.00%, due 1/1/52	11,785,000	10,824,797
Public Finance Authority, The Franklin School Of Innovation, Inc., Revenue Bonds
Series A
4.00%, due 2/1/46	5,505,000	5,291,160
5.00%, due 1/1/57 (a)	3,200,000	2,930,194
Public Finance Authority, WakeMed Obligated Group, Revenue Bonds
Series A
4.00%, due 10/1/49	6,750,000	6,577,028
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/50	$ 1,000,000	$ 990,647
Series A, Insured: AGM
4.00%, due 7/1/55	1,250,000	1,234,070
Series A, Insured: AGM
4.00%, due 7/1/59	1,600,000	1,578,531
Public Finance Authority, College Achieve Paterson Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/52 (a)	1,565,000	1,274,609
Public Finance Authority, Fargo Moorhead Met Area Flood, Green Bond, Revenue Bonds
4.00%, due 3/31/56 (b)	20,490,000	18,849,134
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
4.00%, due 7/1/56	2,250,000	1,997,231
Public Finance Authority, Givens Estates, Revenue Bonds
4.00%, due 12/1/56	4,750,000	4,679,677
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (a)
Series A
5.00%, due 10/1/22	2,245,000	2,261,360
Series A
5.00%, due 10/1/24	2,200,000	2,267,372
Series A
5.00%, due 10/1/29	3,000,000	3,172,916
Series A
5.00%, due 10/1/34	1,090,000	1,140,761
Series A
5.00%, due 10/1/39	16,500,000	17,172,616
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (a)	750,000	765,482
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Carmelite System, Inc. Obligated Group (The), Revenue Bonds
5.00%, due 1/1/40	$ 4,085,000	$ 4,359,510
5.00%, due 1/1/45	3,060,000	3,234,626
Public Finance Authority, TRIPS Obligated Group, Revenue Bonds
Series B
5.00%, due 7/1/42 (b)	9,750,000	9,768,972
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/44	1,350,000	1,425,643
Series A
5.00%, due 6/1/49	6,875,000	7,221,401
Series B
5.00%, due 6/1/49	2,720,000	2,857,049
Public Finance Authority, Guilford College, Revenue Bonds
Series A
5.00%, due 1/1/48	2,000,000	1,987,903
5.50%, due 1/1/47	5,910,000	6,043,831
Public Finance Authority, Coral Academy of Science Las Vegas, Revenue Bonds
Series A
5.00%, due 7/1/48	2,000,000	2,050,166
Public Finance Authority, Wilson Preparatory Academy, Revenue Bonds
Series A
5.00%, due 6/15/49 (a)	1,100,000	1,122,476
Public Finance Authority, College Achieve Central Charter School, Revenue Bonds
Series A
5.00%, due 6/15/51 (a)	2,145,000	2,068,420
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 2/1/52	4,000,000	4,073,827
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

68	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Nevada State College, Revenue Bonds
5.00%, due 5/1/55 (a)	$ 8,350,000	$ 7,932,500
Public Finance Authority, Wingate University, Revenue Bonds
Series A
5.25%, due 10/1/38	3,250,000	3,409,099
Public Finance Authority, CHF-Cullowhee, LLC - Western Carolina University Project, Revenue Bonds
Series A
5.25%, due 7/1/47	2,000,000	2,056,075
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds
5.75%, due 10/1/31 (a)	1,670,000	1,697,896
Public Finance Authority, Rose Villa Project, Revenue Bonds
Series A
5.75%, due 11/15/44 (a)	1,400,000	1,429,335
Public Finance Authority, Lake Erie College Project, Revenue Bonds
Series A
5.875%, due 10/1/54 (a)	2,000,000	1,763,651
Public Finance Authority, Affinity Living Group NC-12 Obligated Group, Revenue Bonds
6.75%, due 11/1/24 (a)	9,700,000	8,570,613
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds
Series A-2
7.00%, due 1/1/50 (a)	13,690,000	14,138,323
Wisconsin Health & Educational Facilities Authority, St. Camillus Health System, Inc., Revenue Bonds
Series B-3
2.25%, due 11/1/26	3,000,000	3,007,164
Series B-2
2.55%, due 11/1/27	3,000,000	3,005,795
	Principal Amount	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, HOPE Christian Schools, Revenue Bonds
3.00%, due 12/1/31	$ 615,000	$ 539,888
Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/49	2,400,000	2,565,979
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.375%, due 2/1/48	4,400,000	4,436,877
		214,942,121
Total Long-Term Municipal Bonds (Cost $10,178,713,266)		9,643,562,819
Short-Term Municipal Notes 6.9%
Alabama 0.3%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
0.79%, due 10/1/52 (h)	28,020,000	27,340,571
Hoover Industrial Development Board, United States Steel Corp., Green Bond, Revenue Bonds
6.375%, due 11/1/50 (b)(h)	4,000,000	4,579,286
		31,919,857
California 1.7%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
0.85%, due 1/1/50 (a)(b)(h)	97,700,000	96,823,758
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
California (continued)
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds
Series B
1.368%, due 7/1/27 (h)	$ 30,150,000	$ 29,760,013
Nuveen California AMT-Free Quality Municipal Income Fund
Series A
0.64%, due 10/1/47 (a)(h)	3,000,000	3,000,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)
0.48%, due 8/1/45	11,680,000	11,680,000
Series 2017-XG0125
0.48%, due 8/15/47	19,955,000	19,955,000
Series 2020-XL0155
0.48%, due 4/1/49	4,255,000	4,255,000
Series 2020-XF2904
0.48%, due 7/1/50	11,325,000	11,325,000
		176,798,771
Florida 0.4%
City of Gainesville FL, Revenue Bonds
Series B
0.32%, due 10/1/42 (h)	410,000	410,000
Florida Development Finance Corp., Brightline Trains Florida LLC, Revenue Bonds
Series A
0.30%, due 12/1/56 (b)(h)	10,465,000	10,437,891
Lee Memorial Health System, Lee Memorial Health System Obligated Group, Revenue Bonds
Series B
0.69%, due 4/1/49 (h)	13,700,000	13,700,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XF2920
0.48%, due 12/1/48 (a)(h)	21,170,000	21,170,000
		45,717,891
	Principal Amount	Value

Georgia 0.2%
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds
0.60%, due 11/1/48 (h)	$ 18,135,000	$ 18,135,000
Illinois 0.0% ‡
Tender Option Bond Trust Receipts/Certificates, Unlimited General Obligation
Series 2015-XF1010, Insured: AGM-CR
0.48%, due 2/1/39 (a)(h)	3,600,000	3,600,000
Indiana 0.4%
Indiana Finance Authority, Fulcrum Centerpoint LLC, Revenue Bonds
0.28%, due 12/15/45 (b)(h)	43,900,000	43,313,689
Kentucky 0.1%
County of Meade KY, Nucor Corp., Green Bond, Revenue Bonds
Series A-1
0.59%, due 7/1/60 (b)(h)	7,860,000	7,860,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2017-XG0123
0.48%, due 6/1/45 (a)(h)	5,195,000	5,195,000
		13,055,000
Louisiana 0.1%
Parish of St. John the Baptist LA, Marathon Oil Corp. Project, Revenue Bonds
Series B-2
2.375%, due 6/1/37 (h)	12,200,000	11,545,404
Massachusetts 0.1%
Massachusetts Development Finance Agency, Boston University, Revenue Bonds
Series U6C
0.30%, due 10/1/42 (h)	8,700,000	8,700,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

70	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Missouri 0.5%
Rib Floater Trust Various States, Revenue Bonds
Series 2019-016
0.48%, due 6/1/45 (a)(h)	$ 52,260,000	$ 52,260,000
Nevada 0.0% ‡
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2019-XF2806
0.48%, due 7/1/49 (a)(h)	3,500,000	3,500,000
New Jersey 1.3%
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
1.019%, due 1/1/24 (h)	64,900,000	65,196,314
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)
Series 2020-XX1140
0.48%, due 6/15/31	1,400,000	1,400,000
Series 2020-YX1160
0.48%, due 6/15/37	8,220,000	8,220,000
Series 2016-XF2393
0.48%, due 6/15/41	7,900,000	7,900,000
Series 2017-XL0052
0.48%, due 6/15/42	6,500,000	6,500,000
Series 2020-XF2865
0.48%, due 11/1/44	4,500,000	4,500,000
Series 2020-YX1162
0.48%, due 6/15/45	10,080,000	10,080,000
Series 2021-XL0163
0.48%, due 6/15/46	5,885,000	5,885,000
Series 2018-XF2525
0.48%, due 6/15/47	3,900,000	3,900,000
Series 2018-XG0205
0.48%, due 6/15/50	13,100,000	13,100,000
Series 2019-XG0258
0.48%, due 6/15/50	10,365,000	10,365,000
		137,046,314
	Principal Amount	Value

New York 0.6%
City of New York NY, Limited General Obligation (h)
Series 3
0.63%, due 4/1/42	$ 10,750,000	$ 10,750,000
Series 2
0.64%, due 4/1/42	9,650,000	9,650,000
Metropolitan Transportation Authority, Revenue Bonds
Series E-1
0.35%, due 11/15/50 (h)	1,110,000	1,110,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)
Series 2020-XL0153
0.48%, due 7/1/45	2,500,000	2,500,000
Series 2020-XG0290
0.48%, due 11/15/52	29,165,000	29,165,000
Series 2020-XX1156
0.48%, due 11/15/53	8,865,000	8,865,000
		62,040,000
North Carolina 0.0% ‡
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health Obligated Group, Revenue Bonds
Series B
0.33%, due 1/15/38 (h)	2,000,000	2,000,000
Pennsylvania 0.2%
Pennsylvania Economic Development Financing Authority, Republic Services, Inc., Revenue Bonds
Series B-2
0.30%, due 4/1/49 (b)(h)	5,750,000	5,731,389
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)
Series 2017-XX1044
0.48%, due 12/1/42	6,365,000	6,365,000
Series 2018-XX1094
0.48%, due 4/1/47	5,260,000	5,260,000
Series 2017-XX1048
0.48%, due 10/1/52	6,320,000	6,320,000
		23,676,389
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Puerto Rico 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
1.168%, due 7/1/29 (h)	$ 4,690,000	$ 4,732,324
Tennessee 0.0% ‡
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2018-XF2576
0.48%, due 7/1/40 (a)(h)	2,000,000	2,000,000
Texas 0.5%
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
1.235%, due 9/15/27 (h)	48,800,000	47,902,573
Virginia 0.0% ‡
Virginia Small Business Financing Authority, University Real Estate Foundation, Revenue Bonds
0.32%, due 7/1/30 (h)	60,000	60,000
West Virginia 0.0% ‡
West Virginia Economic Development Authority, Arch Resources, Inc. Project, Revenue Bonds
4.125%, due 7/1/45 (b)(h)	2,400,000	2,412,817
Wisconsin 0.4%
Nuveen Quality Municipal Income Fund
Series D
0.64%, due 3/1/29 (h)	35,000,000	35,000,000
	Principal Amount	Value

Wisconsin (continued)
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XL0147, Insured: AGM
0.48%, due 6/1/45 (a)(h)	$ 10,385,000	$ 10,385,000
		45,385,000
Total Short-Term Municipal Notes (Cost $738,615,103)		735,801,029
Total Municipal Bonds (Cost $10,917,328,369)		10,379,363,848

Long-Term Bonds 0.1%
Corporate Bonds 0.1%
Commercial Services 0.1%
Howard University
Series 21A
4.756%, due 10/1/51	5,250,000	4,910,379
Wildflower Improvement Association
6.625%, due 3/1/31 (a)	4,606,555	4,549,111
Total Long-Term Bonds (Cost $9,780,644)		9,459,490

	Shares	Value
Closed-End Funds 1.1%
California 0.4%
BlackRock MuniHoldings California Quality Fund, Inc.	620,785	7,443,212
Nuveen California Quality Municipal Income Fund, 0.64%, due 10/1/47 (a)(i)	37,100,000	37,100,000
		44,543,212
Massachusetts 0.1%
BlackRock Municipal Income Fund, Inc.	263,968	3,236,248
DWS Municipal Income Trust	131,002	1,266,789
Pioneer Municipal High Income Advantage Fund, Inc.	268,191	2,400,309
Pioneer Municipal High Income Fund Trust	325,717	3,117,112
		10,020,458
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

72	MainStay MacKay High Yield Municipal Bond Fund

	Shares	Value
Closed-End Funds (continued)
Michigan 0.0% ‡
BlackRock MuniYield Michigan Quality Fund, Inc.	277,877	$ 3,512,365
Multi-State 0.2%
BlackRock Municipal 2030 Target Term Trust	427,334	9,491,088
BlackRock Municipal Income Quality Trust	21,958	268,327
BlackRock MuniHoldings Fund, Inc.	146,484	1,885,249
BlackRock MuniYield Quality Fund II, Inc.	588,091	6,516,048
BlackRock MuniYield Quality Fund, Inc.	287,227	3,676,506
		21,837,218
New Jersey 0.1%
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	370,721	4,656,256
New York 0.3%
BlackRock MuniHoldings New York Quality Fund, Inc.	525,108	6,007,236
BlackRock MuniYield New York Quality Fund, Inc.	543,595	5,881,698
BlackRock New York Municipal Income Trust	26,795	299,032
Nuveen New York Quality Municipal Income Fund, 0.64%, due 5/1/47 (a)(b)	19,500,000	19,500,000
		31,687,966
	Shares	Value

Pennsylvania 0.0% ‡
Invesco Pennsylvania Value Municipal Income Trust	68,544	$ 746,444
Total Closed-End Funds (Cost $127,399,158)		117,003,919
Total Investments (Cost $11,054,508,171)	98.9%	10,505,827,257
Other Assets, Less Liabilities	1.1	120,656,771
Net Assets	100.0%	$ 10,626,484,028

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(d)	Delayed delivery security.
(e)	Issue in default.
(f)	Issue in non-accrual status.
(g)
Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $3,184,600, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)
Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated
maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(i)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(250)	June 2022	$ (38,517,597)	$ (35,171,875)	$ 3,345,722

1.	As of April 30, 2022, cash in the amount of $875,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
ACA—ACA Financial Guaranty Corp.
AGC—Assured Guaranty Corp.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
FGIC—Financial Guaranty Insurance Company
GGP—Guernsey Pound
ICC—Insured Custody Certificates
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 9,643,562,819	$ —	$ 9,643,562,819
Short-Term Municipal Notes	—	735,801,029	—	735,801,029
Total Municipal Bonds	—	10,379,363,848	—	10,379,363,848
Long-Term Bonds
Corporate Bonds	—	9,459,490	—	9,459,490
Total Corporate Bonds	—	9,459,490	—	9,459,490
Closed-End Funds	60,403,919	56,600,000	—	117,003,919
Total Investments in Securities	60,403,919	10,445,423,338	—	10,505,827,257
Other Financial Instruments
Futures Contracts (b)	3,345,722	—	—	3,345,722
Total Investments in Securities and Other Financial Instruments	$ 63,749,641	$ 10,445,423,338	$ —	$ 10,509,172,979

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

74	MainStay MacKay High Yield Municipal Bond Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $11,054,508,171)	$10,505,827,257
Cash	15,039,548
Cash collateral on deposit at broker for futures contracts	875,000
Receivables:
Investment securities sold	240,016,463
Dividends and interest	124,534,806
Fund shares sold	52,350,227
Variation margin on futures contracts	132,814
Other assets	458,646
Total assets	10,939,234,761
Liabilities
Payables:
Investment securities purchased	251,262,473
Fund shares redeemed	45,255,998
Manager (See Note 3)	4,752,633
Transfer agent (See Note 3)	845,646
NYLIFE Distributors (See Note 3)	723,005
Shareholder communication	113,057
Custodian	50,729
Professional fees	31,353
Distributions payable	9,715,839
Total liabilities	312,750,733
Net assets	$10,626,484,028
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$885,054
Additional paid-in-capital	11,213,198,526
11,214,083,580
Total distributable earnings (loss)	(587,599,552)
Net assets	$10,626,484,028
Class A
Net assets applicable to outstanding shares	$2,275,610,869
Shares of beneficial interest outstanding	189,542,294
Net asset value per share outstanding	$12.01
Maximum sales charge (4.50% of offering price)	0.57
Maximum offering price per share outstanding	$12.58
Investor Class
Net assets applicable to outstanding shares	$4,296,294
Shares of beneficial interest outstanding	358,266
Net asset value per share outstanding	$11.99
Maximum sales charge (4.00% of offering price)	0.50
Maximum offering price per share outstanding	$12.49
Class C
Net assets applicable to outstanding shares	$275,468,320
Shares of beneficial interest outstanding	23,001,267
Net asset value and offering price per share outstanding	$11.98
Class I
Net assets applicable to outstanding shares	$6,594,355,348
Shares of beneficial interest outstanding	549,138,030
Net asset value and offering price per share outstanding	$12.01
Class R6
Net assets applicable to outstanding shares	$1,476,753,197
Shares of beneficial interest outstanding	123,013,800
Net asset value and offering price per share outstanding	$12.00
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
75

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$194,659,861
Dividends	1,579,746
Other	56
Total income	196,239,663
Expenses
Manager (See Note 3)	31,416,808
Distribution/Service—Class A (See Note 3)	3,368,691
Distribution/Service—Investor Class (See Note 3)	6,166
Distribution/Service—Class C (See Note 3)	1,597,876
Transfer agent (See Note 3)	2,774,861
Professional fees	302,023
Registration	192,559
Shareholder communication	155,225
Custodian	138,110
Trustees	117,997
Miscellaneous	172,998
Total expenses	40,243,314
Net investment income (loss)	155,996,349
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	25,004,413
In-kind Transactions	17,358,637
Futures transactions	2,063,566
Net realized gain (loss)	44,426,616
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,401,186,227)
Futures contracts	2,984,981
Net change in unrealized appreciation (depreciation)	(1,398,201,246)
Net realized and unrealized gain (loss)	(1,353,774,630)
Net increase (decrease) in net assets resulting from operations	$(1,197,778,281)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

76	MainStay MacKay High Yield Municipal Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$155,996,349	$304,470,388
Net realized gain (loss)	44,426,616	21,128,424
Net change in unrealized appreciation (depreciation)	(1,398,201,246)	518,344,344
Net increase (decrease) in net assets resulting from operations	(1,197,778,281)	843,943,156
Distributions to shareholders:
Class A	(36,773,658)	(71,248,699)
Investor Class	(67,311)	(155,076)
Class C	(3,163,157)	(7,721,003)
Class I	(115,897,915)	(217,243,784)
Class R6	(19,744,406)	(32,089,827)
Total distributions to shareholders	(175,646,447)	(328,458,389)
Capital share transactions:
Net proceeds from sales of shares	2,500,664,897	4,914,449,892
Net asset value of shares issued to shareholders in reinvestment of distributions	120,240,975	220,954,069
Cost of shares redeemed	(2,503,197,247)	(1,977,955,717)
Redemptions in-kind	(294,446,031)	—
Increase (decrease) in net assets derived from capital share transactions	(176,737,406)	3,157,448,244
Net increase (decrease) in net assets	(1,550,162,134)	3,672,933,011
Net Assets
Beginning of period	12,176,646,162	8,503,713,151
End of period	$10,626,484,028	$12,176,646,162
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
77

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.49	$12.75	$12.98	$12.33	$12.32	$12.52
Net investment income (loss)	0.16(a)	0.36(a)	0.40	0.47	0.48	0.49
Net realized and unrealized gain (loss)	(1.46)	0.77	(0.20)	0.66	0.01	(0.19)
Total from investment operations	(1.30)	1.13	0.20	1.13	0.49	0.30
Less distributions:
From net investment income	(0.18)	(0.39)	(0.43)	(0.47)	(0.48)	(0.49)
From net realized gain on investments	—	—	(0.00)‡	(0.01)	—	(0.01)
Total distributions	(0.18)	(0.39)	(0.43)	(0.48)	(0.48)	(0.50)
Net asset value at end of period	$12.01	$13.49	$12.75	$12.98	$12.33	$12.32
Total investment return (b)	(9.73)%	8.93%	1.60%	9.28%	4.03%	2.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%††	2.66%	3.15%	3.69%	3.84%	3.99%
Net expenses (c)	0.84%††	0.84%	0.86%	0.87%	0.87%	0.87%
Portfolio turnover rate	30% (d)(e)	14%(d)	37%(d)	27%(d)	32%	34%
Net assets at end of period (in 000’s)	$2,275,611	$2,696,103	$2,073,226	$2,210,862	$1,616,061	$882,736

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

78	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.47	$12.73	$12.96	$12.32	$12.30	$12.50
Net investment income (loss)	0.16(a)	0.36(a)	0.40	0.47	0.48	0.49
Net realized and unrealized gain (loss)	(1.46)	0.77	(0.20)	0.65	0.02	(0.19)
Total from investment operations	(1.30)	1.13	0.20	1.12	0.50	0.30
Less distributions:
From net investment income	(0.18)	(0.39)	(0.43)	(0.47)	(0.48)	(0.49)
From net realized gain on investments	—	—	(0.00)‡	(0.01)	—	(0.01)
Total distributions	(0.18)	(0.39)	(0.43)	(0.48)	(0.48)	(0.50)
Net asset value at end of period	$11.99	$13.47	$12.73	$12.96	$12.32	$12.30
Total investment return (b)	(9.75)%	8.92%	1.59%	9.19%	4.10%	2.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%††	2.69%	3.15%	3.69%	3.85%	3.98%
Net expenses (c)	0.85%††	0.86%	0.87%	0.88%	0.89%	0.90%
Portfolio turnover rate	30% (d)(e)	14%(d)	37%(d)	27%(d)	32%	34%
Net assets at end of period (in 000's)	$4,296	$5,107	$5,211	$5,449	$4,383	$3,483

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
79

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.46	$12.71	$12.95	$12.30	$12.29	$12.49
Net investment income (loss)	0.11(a)	0.26(a)	0.29	0.37	0.39	0.39
Net realized and unrealized gain (loss)	(1.46)	0.78	(0.20)	0.66	0.01	(0.19)
Total from investment operations	(1.35)	1.04	0.09	1.03	0.40	0.20
Less distributions:
From net investment income	(0.13)	(0.29)	(0.33)	(0.37)	(0.39)	(0.39)
From net realized gain on investments	—	—	(0.00)‡	(0.01)	—	(0.01)
Total distributions	(0.13)	(0.29)	(0.33)	(0.38)	(0.39)	(0.40)
Net asset value at end of period	$11.98	$13.46	$12.71	$12.95	$12.30	$12.29
Total investment return (b)	(10.10)%	8.20%	0.75%	8.47%	3.24%	1.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%††	1.95%	2.41%	2.94%	3.11%	3.22%
Net expenses (c)	1.61%††	1.61%	1.62%	1.63%	1.63%	1.65%
Portfolio turnover rate	30% (d)(e)	14%(d)	37%(d)	27%(d)	32%	34%
Net assets at end of period (in 000’s)	$275,468	$340,700	$355,498	$433,318	$396,092	$395,042

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

80	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.49	$12.75	$12.98	$12.34	$12.32	$12.52
Net investment income (loss)	0.17(a)	0.39(a)	0.45	0.50	0.51	0.52
Net realized and unrealized gain (loss)	(1.45)	0.77	(0.22)	0.65	0.02	(0.19)
Total from investment operations	(1.28)	1.16	0.23	1.15	0.53	0.33
Less distributions:
From net investment income	(0.20)	(0.42)	(0.46)	(0.50)	(0.51)	(0.52)
From net realized gain on investments	—	—	(0.00)‡	(0.01)	—	(0.01)
Total distributions	(0.20)	(0.42)	(0.46)	(0.51)	(0.51)	(0.53)
Net asset value at end of period	$12.01	$13.49	$12.75	$12.98	$12.34	$12.32
Total investment return (b)	(9.63)%	9.20%	1.86%	9.46%	4.38%	2.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%††	2.90%	3.38%	3.93%	4.09%	4.21%
Net expenses (c)	0.59%††	0.59%	0.61%	0.62%	0.62%	0.62%
Portfolio turnover rate	30% (d)(e)	14%(d)	37%(d)	27%(d)	32%	34%
Net assets at end of period (in 000’s)	$6,594,355	$7,894,324	$6,063,243	$4,415,639	$3,024,665	$2,094,251

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
81

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6		2021	2020
Net asset value at beginning of period	$13.49	$12.74	$12.98
Net investment income (loss) (a)	0.18	0.39	0.43
Net realized and unrealized gain (loss)	(1.47)	0.79	(0.21)
Total from investment operations	(1.29)	1.18	0.22
Less distributions:
From net investment income	(0.20)	(0.43)	(0.46)
From net realized gain on investments	—	—	(0.00)‡
Total distributions	(0.20)	(0.43)	(0.46)
Net asset value at end of period	$12.00	$13.49	$12.74
Total investment return (b)	(9.67)%	9.34%	1.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.73%††	2.91%	3.40%
Net expenses (c)	0.54%††	0.54%	0.56%
Portfolio turnover rate (d)	30%(e)	14%	37%
Net assets at end of period (in 000’s)	$1,476,753	$1,240,412	$6,535

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

82	MainStay MacKay High Yield Municipal Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	March 31, 2010
Investor Class	March 31, 2010
Class C	March 31, 2010
Class I	March 31, 2010
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for
83

Notes to Financial Statements (Unaudited) (continued)
review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may

84	MainStay MacKay High Yield Municipal Bond Fund

receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from
85

Notes to Financial Statements (Unaudited) (continued)
non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

86	MainStay MacKay High Yield Municipal Bond Fund

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately 18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April
30, 2022, 19.0% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$3,345,722	$3,345,722
Total Fair Value	$3,345,722	$3,345,722

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$2,063,566	$2,063,566
Total Net Realized Gain (Loss)	$2,063,566	$2,063,566

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$2,984,981	$2,984,981
Total Net Change in Unrealized Appreciation (Depreciation)	$2,984,981	$2,984,981

87

Notes to Financial Statements (Unaudited) (continued)
Average Notional Amount	Total
Futures Contracts Short	$(38,567,708)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2022, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion and 0.51% from $7 billion to $9 billion; 0.50% from $9 billion to $11 billion; 0.49% from $11 billion to $13 billion; 0.48% in excess of $13 billion. During the year ended April 30, 2022, the effective management fee rate was 0.52% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2022, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion; 0.51% from $7 billion to $9 billion and 0.50% in excess of $9 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $31,416,808 and paid the Subadvisor fees in the amount of $15,708,766. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $60,196 and $1,994, respectively.

88	MainStay MacKay High Yield Municipal Bond Fund

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2022, of $275,136 and $16,818, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$680,911	$—
Investor Class	1,607	—
Class C	104,041	—
Class I	1,962,508	—
Class R6	25,794	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$25,061	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$11,115,867,980	$135,029,104	$(745,069,827)	$(610,040,723)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $6,190,215, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$6,190	$—
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$37,325,613
Exempt Interest Dividends	291,132,776
Total	$328,458,389
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based
89

Notes to Financial Statements (Unaudited) (continued)
upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities and in-kind transactions, were $3,723,607 and $3,483,310, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	54,321,527	$713,575,104
Shares issued to shareholders in reinvestment of distributions	2,460,798	31,943,863
Shares redeemed	(46,019,462)	(588,205,641)
Shares redeemed in connection with in-kind transactions	(22,519,084)	(294,446,031)
Net increase (decrease) in shares outstanding before conversion	(11,756,221)	(137,132,705)
Shares converted into Class A (See Note 1)	1,647,766	21,617,804
Shares converted from Class A (See Note 1)	(222,046)	(2,774,243)
Net increase (decrease)	(10,330,501)	$(118,289,144)
Year ended October 31, 2021:
Shares sold	63,834,874	$857,681,513
Shares issued to shareholders in reinvestment of distributions	4,486,821	60,352,813
Shares redeemed	(32,301,553)	(434,713,985)
Net increase (decrease) in shares outstanding before conversion	36,020,142	483,320,341
Shares converted into Class A (See Note 1)	1,356,462	18,372,583
Shares converted from Class A (See Note 1)	(166,586)	(2,213,344)
Net increase (decrease)	37,210,018	$499,479,580

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	58,100	$771,042
Shares issued to shareholders in reinvestment of distributions	5,036	65,260
Shares redeemed	(44,133)	(573,684)
Net increase (decrease) in shares outstanding before conversion	19,003	262,618
Shares converted into Investor Class (See Note 1)	3,951	51,946
Shares converted from Investor Class (See Note 1)	(43,735)	(571,371)
Net increase (decrease)	(20,781)	$(256,807)
Year ended October 31, 2021:
Shares sold	101,103	$1,362,027
Shares issued to shareholders in reinvestment of distributions	11,231	150,674
Shares redeemed	(48,062)	(647,173)
Net increase (decrease) in shares outstanding before conversion	64,272	865,528
Shares converted into Investor Class (See Note 1)	25,002	334,099
Shares converted from Investor Class (See Note 1)	(119,553)	(1,606,920)
Net increase (decrease)	(30,279)	$(407,293)

90	MainStay MacKay High Yield Municipal Bond Fund

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,172,321	$15,479,050
Shares issued to shareholders in reinvestment of distributions	207,606	2,681,733
Shares redeemed	(3,669,785)	(47,585,031)
Net increase (decrease) in shares outstanding before conversion	(2,289,858)	(29,424,248)
Shares converted into Class C (See Note 1)	782	10,609
Shares converted from Class C (See Note 1)	(28,948)	(373,781)
Net increase (decrease)	(2,318,024)	$(29,787,420)
Year ended October 31, 2021:
Shares sold	4,227,102	$56,654,941
Shares issued to shareholders in reinvestment of distributions	474,352	6,351,408
Shares redeemed	(7,069,067)	(94,605,893)
Net increase (decrease) in shares outstanding before conversion	(2,367,613)	(31,599,544)
Shares converted from Class C (See Note 1)	(272,471)	(3,638,702)
Net increase (decrease)	(2,640,084)	$(35,238,246)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	119,038,237	$1,564,376,533
Shares issued to shareholders in reinvestment of distributions	6,550,908	84,957,380
Shares redeemed	(128,969,487)	(1,662,945,235)
Net increase (decrease) in shares outstanding before conversion	(3,380,342)	(13,611,322)
Shares converted into Class I (See Note 1)	903,969	11,864,150
Shares converted from Class I (See Note 1)	(33,492,860)	(419,011,688)
Net increase (decrease)	(35,969,233)	$(420,758,860)
Year ended October 31, 2021:
Shares sold	249,788,253	$3,351,468,000
Shares issued to shareholders in reinvestment of distributions	11,408,132	153,585,870
Shares redeemed	(93,681,080)	(1,260,597,272)
Net increase (decrease) in shares outstanding before conversion	167,515,305	2,244,456,598
Shares converted into Class I (See Note 1)	729,158	9,898,899
Shares converted from Class I (See Note 1)	(58,709,452)	(761,381,503)
Net increase (decrease)	109,535,011	$1,492,973,994

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	15,768,012	$206,463,168
Shares issued to shareholders in reinvestment of distributions	46,292	592,739
Shares redeemed	(15,998,693)	(203,887,656)
Net increase (decrease) in shares outstanding before conversion	(184,389)	3,168,251
Shares converted into Class R6 (See Note 1)	33,492,872	419,011,688
Shares converted from Class R6 (See Note 1)	(2,262,335)	(29,825,114)
Net increase (decrease)	31,046,148	$392,354,825
Year ended October 31, 2021:
Shares sold	48,176,592	$647,283,411
Shares issued to shareholders in reinvestment of distributions	38,049	513,304
Shares redeemed	(13,961,483)	(187,391,394)
Net increase (decrease) in shares outstanding before conversion	34,253,158	460,405,321
Shares converted into Class R6 (See Note 1)	58,770,374	761,592,585
Shares converted from Class R6 (See Note 1)	(1,568,897)	(21,357,697)
Net increase (decrease)	91,454,635	$1,200,640,209
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
91

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

92	MainStay MacKay High Yield Municipal Bond Fund

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s
93

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

94	MainStay MacKay High Yield Municipal Bond Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund. The Board noted that New York Life Investments proposed additional management fee and subadvisory fee breakpoints for the Fund, effective February 28, 2022.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
95

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

96	MainStay MacKay High Yield Municipal Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1738288MS086-22
MSMHY10-06/22
(NYLIM) NL243

MainStay MacKay New York Tax Free Opportunities Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	5/14/2012	-14.04%	-13.31%	0.89%	2.54%	0.75%
		Excluding sales charges		-9.99	-9.23	1.82	3.02	0.75
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	5/14/2012	-13.60	-12.87	0.85	2.49	0.77
		Excluding sales charges		-10.00	-9.24	1.78	2.96	0.77
Class C Shares	Maximum 1% CDSC	With sales charges	5/14/2012	-11.00	-10.35	1.55	2.70	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		-10.11	-9.46	1.55	2.70	1.02
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	-11.07	-10.41	N/A	-3.81	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		-10.18	-9.52	N/A	-3.81	1.17
Class I Shares	No Sales Charge		5/14/2012	-9.79	-8.91	2.10	3.29	0.50
Class R6 Shares	No Sales Charge		11/1/2019	-9.77	-8.88	N/A	-0.90	0.48

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
Bloomberg New York Municipal Bond Index[2]	-8.21%	-8.19%	1.47%	2.24%
Morningstar Muni New York Long Category Average[3]	-9.19	-8.72	1.47	2.13

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Bloomberg New York Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg New York Municipal
Bond Index is a market valueweighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$900.10	$3.53	$1,021.08	$3.76	0.75%
Investor Class Shares	$1,000.00	$900.00	$3.58	$1,021.03	$3.81	0.76%
Class C Shares	$1,000.00	$898.90	$4.76	$1,019.79	$5.06	1.01%
Class C2 Shares	$1,000.00	$898.20	$5.46	$1,019.04	$5.81	1.16%
Class I Shares	$1,000.00	$902.10	$2.36	$1,022.32	$2.51	0.50%
Class R6 Shares	$1,000.00	$902.30	$2.22	$1,022.46	$2.36	0.47%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Other Revenue	35.2%
Education	16.2
Transportation	11.3
Hospital	10.3
General Obligation	7.5
Water & Sewer	5.6
Utilities	3.4
Housing	1.7
Prerefunded	0.8%
Certificate of Participation/Lease	0.1
Closed–End Funds	0.2
Short–Term Investment	4.2
Other Assets, Less Liabilities	3.5
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	New York State Dormitory Authority, 3.00%-5.00%, due 3/15/31–7/1/53
2.	Metropolitan Transportation Authority, 4.00%-5.25%, due 5/15/22–11/15/54
3.	New York City Industrial Development Agency, (zero coupon)-5.00%, due 7/1/28–3/1/49
4.	New York Transportation Development Corp., 4.00%-5.25%, due 8/1/31–4/30/53
5.	Build NYC Resource Corp., 4.00%-5.50%, due 7/1/30–6/15/56
6.	Monroe County Industrial Development Corp., 4.00%-5.00%, due 6/1/24–7/1/50
7.	New York Liberty Development Corp., 2.45%-5.50%, due 10/1/37–9/15/69
8.	Brookhaven Local Development Corp., 3.375%-5.25%, due 10/1/33–11/1/55
9.	Oneida County Local Development Corp., 3.00%-5.00%, due 12/1/32–12/1/49
10.	New York State Thruway Authority, 4.00%, due 1/1/36–1/1/50

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned −9.79%, underperforming the −8.21% return of the Fund’s benchmark, the Bloomberg New York Municipal Bond Index (the "Index"). Over the same period, Class I shares also underperformed the −9.19% return of the Morningstar Muni New York Long Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, Michael Denlinger was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The reporting period started with rising inflation expectations that were fueled by strong consumer demand, supply-chain constraints and labor wage pressures. The municipal market demonstrated less volatility than the U.S. Treasury market and ended 2021 with positive returns. However, during the last four months of the reporting period, municipal bond yields rose sharply with rising interest rates. The market began to sell off due to higher inflation and the expectation, and subsequent confirmation, that the U.S. Federal Reserve (the “Fed”) would seek to tighten monetary conditions at a faster pace. This contributed to a flattening of the municipal yield curve2, as short-term yields rose more than longer-term yields. The municipal market began to see record high outflows, which forced mutual funds to liquidate bonds. This, combined with the rise in Treasury rates, led to negative absolute performance across all sectors. Performance in short-end maturities outperformed long-end maturities.
During the reporting period, the Fund underperformed the Index primarily due to non-benchmark allocation to Puerto Rico and overweight exposure to maturities 15 years and over. Conversely, underweight allocation to AAA-rated bonds made a positive contribution to the Fund’s relative performance. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
As mentioned above, late in the reporting period, U.S. Treasury rates rose significantly as the Fed took a more hawkish stance against inflation, indicating more rate hikes in the year ahead. This had a direct influence on the shape of the yield curve, resulting in a widening in credit spreads3 as well as a higher overall level of interest rates.
What was the Fund’s duration4 strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. In addition to investment-grade New York bonds, the Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. The Fund ended the reporting period with a longer duration posture than the Index. As of April 30, 2022, the Fund's modified duration to worst5 was 8.25 years while the Index’s modified duration to worst was 5.99 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, special tax, transportation and water & sewer assisted the Fund’s relative performance. Hospital and education detracted from relative results.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, would have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There were small increases to the
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

education and special tax sectors. In addition, there was an increase in bonds rated BBB,6 and in bonds with maturities over 30 years.
Conversely, there were decreases in the Fund’s exposure to the industrial development revenue, prerefunded/ETM (escrowed to maturity) and local general obligation sectors, along with a reduction in exposure to twenty-to-thirty-year bonds and credits rated less than single B7.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held overweight positions relative to the Index in the hospital and education sectors. In addition, the Fund held overweight allocations to off-benchmark, non-investment-grade bonds and Puerto Rico. As of the same date, the Fund held underweight exposure to the special tax and transportation sectors, as well as bonds rated AAA and AA8.
6.
An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.
An obligation rated `B' by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated `BB', but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.
An obligation rated `AAA' has the highest rating assigned by S&P, and in the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated `AA' by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Municipal Bonds 92.1%
Long-Term Municipal Bonds 91.4%
Certificate of Participation/Lease 0.1%
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
4.00%, due 6/1/34	$ 650,000	$ 663,338
Insured: AGM State Aid Withholding
4.00%, due 6/1/35	850,000	866,145
		1,529,483
Education 16.2%
Albany Capital Resource Corp., Albany College of Pharmacy and Health Sciences, Revenue Bonds
Series A
5.00%, due 12/1/33	150,000	155,878
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
5.00%, due 6/1/49	2,380,000	2,381,138
Albany Capital Resource Corp., Brighter Choice Elementary Charter Schools, Revenue Bonds
Series A
4.00%, due 4/1/37	2,065,000	1,871,959
Albany Capital Resource Corp., Equitable School Revolving Fund LLC, Revenue Bonds
Series D
4.00%, due 11/1/46	3,000,000	2,953,294
Amherst Development Corp., Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	909,464
5.00%, due 10/1/43	2,000,000	2,022,833
5.00%, due 10/1/48	2,000,000	2,012,946
Buffalo & Erie County Industrial Land Development Corp., D'Youville College Project, Revenue Bonds
Series A
4.00%, due 11/1/40	1,000,000	998,292
Series A
4.00%, due 11/1/50	5,000,000	4,805,992
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/47	500,000	507,329
	Principal Amount	Value

Education (continued)
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds (continued)
Series A
5.00%, due 8/1/52	$ 3,995,000	$ 4,044,292
Build NYC Resource Corp., Brilla College Preparatory Charter Schools, Revenue Bonds
Series A
4.00%, due 11/1/41 (a)	2,000,000	1,759,556
Build NYC Resource Corp., Children's Aid Society Project, Revenue Bonds
5.00%, due 7/1/45	1,120,000	1,189,368
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (a)
Series A
5.125%, due 5/1/38	800,000	831,122
Series A
5.50%, due 5/1/48	1,500,000	1,566,831
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,477,005
5.00%, due 8/1/47	240,000	255,670
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds
5.50%, due 11/1/44	2,500,000	2,596,007
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/32	1,000,000	1,044,109
Series A
5.00%, due 6/1/37	1,500,000	1,553,619
Series A
5.00%, due 6/1/47	3,100,000	3,162,502
Series A
5.00%, due 6/1/52	1,500,000	1,526,840
Build NYC Resource Corp., New World Preparatory Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/51	1,855,000	1,592,296
Series A
4.00%, due 6/15/56	985,000	827,312
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	$ 3,865,000	$ 4,141,524
5.00%, due 7/1/33	1,520,000	1,625,185
5.00%, due 7/1/41	1,050,000	1,115,361
Build NYC Resource Corp., Shefa School Project, Revenue Bonds
Series A
5.00%, due 6/15/51 (a)	2,500,000	2,549,390
County of Cattaraugus NY, St. Bonaventure University Project, Revenue Bonds
Series A
5.00%, due 5/1/44	1,200,000	1,230,354
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/40	1,100,000	1,157,881
Series A
5.00%, due 7/1/51	1,000,000	1,037,929
Dutchess County Local Development Corp., Culinary Institute of America Project (The), Revenue Bonds
Series A-1
5.00%, due 7/1/31	375,000	395,094
Series A-1
5.00%, due 7/1/33	700,000	735,610
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A
5.00%, due 7/1/39	1,000,000	1,028,633
5.00%, due 7/1/43	2,000,000	2,168,862
5.00%, due 7/1/48	4,000,000	4,318,769
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	935,451
5.00%, due 7/1/43	1,020,000	1,086,306
5.00%, due 7/1/48	1,100,000	1,165,167
	Principal Amount	Value

Education (continued)
Monroe County Industrial Development Corp., Nazareth College of Rochester, Revenue Bonds
Series A
4.00%, due 10/1/47	$ 1,695,000	$ 1,700,626
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds
Series A
5.00%, due 6/1/24	330,000	330,561
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C
4.00%, due 7/1/43	3,000,000	3,018,595
Series D
4.00%, due 7/1/43	2,470,000	2,485,310
Series A
4.00%, due 7/1/50	9,000,000	8,886,025
New York City Educational Construction Fund, Revenue Bonds
Series B, Insured: State Intercept
5.00%, due 4/1/38	3,380,000	3,733,660
Series B, Insured: State Intercept
5.00%, due 4/1/52	5,000,000	5,430,057
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds
Series A
5.00%, due 7/1/33	1,650,000	1,806,672
New York State Dormitory Authority, Fordham University, Revenue Bonds
4.00%, due 7/1/50	13,330,000	12,986,685
Series A
5.00%, due 7/1/41	1,075,000	1,142,714
New York State Dormitory Authority, Friends of The Bay Shore-Brightwaters Public Library, Inc., Revenue Bonds
Insured: AMBAC
4.625%, due 7/1/36	200,000	175,037
New York State Dormitory Authority, Iona College, Revenue Bonds
Series A
5.00%, due 7/1/46	550,000	591,316
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
New York State Dormitory Authority, Iona College, Revenue Bonds (continued)
Series A
5.00%, due 7/1/51	$ 1,300,000	$ 1,393,374
New York State Dormitory Authority, New School (The), Revenue Bonds
Series A
5.00%, due 7/1/35	195,000	206,192
New York State Dormitory Authority, New York University, Revenue Bonds
Series A
4.00%, due 7/1/43	2,950,000	3,016,869
Series A
4.00%, due 7/1/45	9,675,000	9,627,047
Series A
4.00%, due 7/1/46	4,000,000	3,962,288
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A
4.00%, due 5/1/33	400,000	400,751
Series A
4.25%, due 5/1/42	450,000	451,077
New York State Dormitory Authority, Rockefeller University (The), Revenue Bonds
Series C
4.00%, due 7/1/49	7,055,000	7,130,376
New York State Dormitory Authority, St. John's University, Revenue Bonds
Series A
4.00%, due 7/1/48	5,250,000	5,159,587
New York State Dormitory Authority, St. Joseph's College, Revenue Bonds
4.00%, due 7/1/40	200,000	196,864
5.00%, due 7/1/51	1,475,000	1,558,570
New York State Dormitory Authority, St. Lawrence-Lewis Board of Cooperative Educational Services, Revenue Bonds
Series A
4.00%, due 8/15/42	5,500,000	5,625,003
Series B, Insured: BAM
4.00%, due 8/15/45	4,320,000	4,354,978
	Principal Amount	Value

Education (continued)
New York State Dormitory Authority, St. Lawrence-Lewis Board of Cooperative Educational Services, Revenue Bonds (continued)
Series B, Insured: BAM
4.00%, due 8/15/50	$ 1,340,000	$ 1,344,687
New York State Dormitory Authority, Touro College and University System Obligated Group, Revenue Bonds
5.00%, due 1/1/42	5,000,000	5,105,876
Oneida County Local Development Corp., Utica College Project, Revenue Bonds
5.00%, due 7/1/49	3,250,000	3,352,895
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/41	5,165,000	5,166,888
4.00%, due 12/1/49	2,000,000	1,977,741
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,010,000	1,011,573
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	925,000	959,479
Series 2013A
7.00%, due 8/1/48	730,000	756,468
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	3,165,962
St. Lawrence County Industrial Development Agency, St. Lawrence University, Revenue Bonds
Series A
4.00%, due 7/1/43	3,000,000	2,951,241
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds
Series A, Insured: State Aid Withholding
3.25%, due 5/1/34	1,000,000	1,001,226
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds (continued)
Series 2020A, Insured: State Aid Withholding
4.00%, due 5/1/36	$ 1,500,000	$ 1,553,199
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,060,742
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A
4.00%, due 10/15/29	200,000	195,956
Series A
5.00%, due 10/15/39	840,000	856,193
Series A
5.00%, due 10/15/49	640,000	642,748
5.00%, due 10/15/50	1,350,000	1,349,963
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
4.00%, due 5/1/41	2,280,000	2,366,606
Insured: State Aid Withholding
4.00%, due 5/1/46	2,655,000	2,719,281
Insured: State Aid Withholding
4.00%, due 5/1/51	3,000,000	3,060,745
		192,706,873
General Obligation 7.5%
City of Buffalo NY, Limited General Obligation
Series A
5.00%, due 4/1/27	500,000	545,364
Series A
5.00%, due 4/1/28	400,000	435,513
City of Glens Falls NY, Public Improvement, Limited General Obligation
Insured: AGM
4.00%, due 1/15/31	500,000	519,886
Insured: AGM
4.00%, due 1/15/32	315,000	326,854
	Principal Amount	Value

General Obligation (continued)
City of Glens Falls NY, Public Improvement, Limited General Obligation (continued)
Insured: AGM
4.00%, due 1/15/33	$ 250,000	$ 258,786
City of New York NY, Unlimited General Obligation
Series A-1, Insured: BAM
4.00%, due 8/1/44	4,930,000	4,950,412
Series D-1, Insured: BAM
4.00%, due 3/1/50	5,440,000	5,452,191
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM
3.50%, due 7/15/36	725,000	681,776
Series A
5.50%, due 6/15/31	500,000	502,508
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	40,000	40,472
5.50%, due 4/15/24	45,000	45,684
5.50%, due 4/15/26	50,000	50,737
5.50%, due 4/15/28	55,000	55,316
City of Plattsburgh NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
5.00%, due 9/15/22	455,000	460,328
Series B, Insured: AGM
5.00%, due 9/15/24	510,000	536,061
Series B, Insured: AGM
5.00%, due 9/15/25	470,000	502,444
Series B, Insured: AGM
5.00%, due 9/15/26	395,000	429,091
City of Poughkeepsie NY, Public Improvement, Limited General Obligation
5.00%, due 6/1/31	600,000	636,762
City of Yonkers NY, Limited General Obligation
Series B, Insured: AGM State Aid Withholding
3.00%, due 2/15/39	600,000	546,791
Series A, Insured: BAM
4.00%, due 9/1/31	1,500,000	1,560,320
Series A, Insured: BAM
4.00%, due 5/1/35	1,550,000	1,590,756
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Yonkers NY, Limited General Obligation (continued)
Series A, Insured: AGM
4.00%, due 2/15/36	$ 700,000	$ 718,826
Series B, Insured: AGM State Aid Withholding
4.00%, due 2/15/36	740,000	759,901
Series A, Insured: BAM
4.00%, due 5/1/36	1,700,000	1,740,703
Series A, Insured: BAM
4.00%, due 5/1/37	2,000,000	2,042,792
Series B, Insured: AGM State Aid Withholding
4.00%, due 2/15/38	1,300,000	1,328,413
Series A, Insured: AGM
5.00%, due 2/15/32	850,000	960,861
Series B, Insured: AGM State Aid Withholding
5.00%, due 2/15/32	855,000	966,513
Series A, Insured: AGM
5.00%, due 2/15/34	600,000	674,633
Series B, Insured: AGM State Aid Withholding
5.00%, due 2/15/34	750,000	843,291
City of Yonkers NY, Unlimited General Obligation
Series B, Insured: BAM State Aid Withholding
4.00%, due 5/1/39	2,000,000	2,036,316
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/24	540,338	491,603
Series A-1
(zero coupon), due 7/1/33	1,351,801	773,317
Series A-1
4.00%, due 7/1/33	1,050,426	976,687
Series A-1
4.00%, due 7/1/35	884,193	819,802
Series A-1
4.00%, due 7/1/37	810,367	730,509
Series A-1
4.00%, due 7/1/41	1,101,791	993,383
Series A-1
4.00%, due 7/1/46	1,000,000	879,750
Series A-1
5.25%, due 7/1/23	713,173	722,008
	Principal Amount	Value

General Obligation (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation (continued)
Series A-1
5.375%, due 7/1/25	$ 1,169,884	$ 1,209,550
Series A-1
5.625%, due 7/1/27	1,159,287	1,229,744
Series A-1
5.625%, due 7/1/29	1,140,480	1,229,058
Series A-1
5.75%, due 7/1/31	1,107,737	1,212,423
County of Clinton NY, Limited General Obligation
Insured: AGM
4.00%, due 6/1/38 (b)	1,500,000	1,525,065
County of Nassau NY, Limited General Obligation
Series B, Insured: AGM
5.00%, due 4/1/49	10,000,000	11,044,918
County of Onondaga NY, Limited General Obligation
3.00%, due 6/1/39	2,150,000	2,008,777
3.25%, due 4/15/34	1,250,000	1,256,773
County of Rockland NY, Limited General Obligation
Insured: BAM
5.00%, due 6/1/24	500,000	525,956
Insured: BAM
5.00%, due 6/1/25	560,000	600,829
Insured: BAM
5.00%, due 6/1/26	550,000	601,070
County of Rockland NY, Various Purpose, Limited General Obligation
Insured: AGM
4.00%, due 5/1/44	915,000	942,554
Insured: AGM
4.00%, due 5/1/45	950,000	977,889
Insured: AGM
4.00%, due 5/1/46	985,000	1,013,171
Insured: AGM
4.00%, due 5/1/48	1,065,000	1,094,654
County of Suffolk NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/32	5,480,000	5,160,004
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
County of Suffolk NY, Public Improvement, Limited General Obligation (continued)
Series B, Insured: AGM
3.00%, due 10/15/33	$ 2,400,000	$ 2,215,391
Series A, Insured: AGM
3.25%, due 6/1/36	715,000	661,034
Series A, Insured: AGM
3.25%, due 6/1/37	725,000	667,530
Series A, Insured: BAM
4.00%, due 4/1/33	2,190,000	2,285,084
Genesee Valley Central School District, Unlimited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 6/15/30	665,000	667,179
Harrison Central School District, Unlimited General Obligation
Insured: State Aid Withholding
3.50%, due 3/15/44	1,015,000	1,016,684
Insured: State Aid Withholding
3.50%, due 3/15/45	1,055,000	1,054,501
Insured: State Aid Withholding
3.55%, due 3/15/47	1,130,000	1,130,747
Lackawanna City School District, Unlimited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 6/15/32	745,000	769,591
Niagara Falls City School District, Unlimited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 6/15/27	960,000	1,067,453
Poughkeepsie School District, New York School District Refunding, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 5/1/33	400,000	377,435
Town of Oyster Bay NY, Limited General Obligation
Insured: AGM
4.00%, due 8/1/30	365,000	367,353
Town of Oyster Bay NY, Public Improvement, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,600,674
Series A, Insured: BAM
5.00%, due 1/15/28	500,000	521,033
	Principal Amount	Value

General Obligation (continued)
Village of Valley Stream NY, Various Purpose, Limited General Obligation
Insured: BAM
4.00%, due 4/1/33	$ 490,000	$ 495,340
Insured: BAM
4.00%, due 4/1/34	510,000	514,817
Insured: BAM
4.00%, due 4/1/35	530,000	534,814
Insured: BAM
4.00%, due 4/1/36	550,000	554,198
Insured: BAM
4.00%, due 4/1/37	570,000	573,114
		89,293,767
Hospital 10.3%
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation, Revenue Bonds
Series A, Insured: AGM-CR
3.375%, due 10/1/40	7,990,000	7,549,995
Brookhaven Local Development Corp., Long Island Community Hospital Project, Revenue Bonds
Series A
4.00%, due 10/1/45	3,500,000	3,116,827
Series A
5.00%, due 10/1/33	1,000,000	1,079,347
Series A
5.00%, due 10/1/35	1,000,000	1,076,487
Series A
5.00%, due 10/1/50	6,250,000	6,580,282
Broome County Local Development Corp., United Health Services Hospitals Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 4/1/50	6,835,000	5,151,895
Insured: AGM
4.00%, due 4/1/39	700,000	704,701
Insured: AGM
4.00%, due 4/1/50	4,265,000	4,176,458
Build NYC Resource Corp., Children's Aid Society Project (The), Revenue Bonds
4.00%, due 7/1/44	600,000	607,701
4.00%, due 7/1/49	1,300,000	1,309,023
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series B
5.00%, due 7/1/46	$ 6,000,000	$ 6,335,581
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/31	2,705,000	2,698,637
Series A
4.00%, due 11/1/47	880,000	802,361
Monroe County Industrial Development Corp., Highland Hospital, Revenue Bonds
4.00%, due 7/1/40	3,100,000	3,103,475
Monroe County Industrial Development Corp., Rochester General Hospital (The), Revenue Bonds
4.00%, due 12/1/37	1,000,000	1,024,328
Series A
5.00%, due 12/1/32	540,000	547,927
Series A
5.00%, due 12/1/42	1,000,000	1,011,221
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
Series A
4.00%, due 12/1/46	750,000	705,048
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
5.00%, due 7/1/34	250,000	260,974
New York State Dormitory Authority, Catholic Health System Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/45	3,490,000	2,925,179
Series B
5.00%, due 7/1/32	390,000	391,277
	Principal Amount	Value

Hospital (continued)
New York State Dormitory Authority, Garnet Health Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/32	$ 800,000	$ 872,355
5.00%, due 12/1/34	3,500,000	3,808,685
New York State Dormitory Authority, Maimonides Medical Center, Revenue Bonds
Insured: FHA 241
3.00%, due 2/1/50	14,000,000	11,211,507
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds
Series 1
4.00%, due 7/1/38	6,000,000	6,061,011
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/36	3,750,000	3,628,233
Series A
4.00%, due 8/1/37	1,750,000	1,680,125
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds
Series B
5.00%, due 5/1/39	1,500,000	1,502,380
New York State Dormitory Authority, Northwell Health Obligated Group, Revenue Bonds
Series B-3
5.00%, due 5/1/48 (c)	5,000,000	5,386,241
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/48	750,000	580,359
Series A
4.00%, due 7/1/40	1,000,000	1,000,597
Series A
4.00%, due 7/1/53	11,455,000	11,000,399
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds
5.00%, due 12/1/35 (a)	100,000	106,395
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/44	$ 4,150,000	$ 3,596,596
Series A, Insured: AGM
4.00%, due 12/1/32	1,000,000	1,045,028
Series A, Insured: AGM
4.00%, due 12/1/33	1,255,000	1,309,326
Series A, Insured: AGM
4.00%, due 12/1/34	1,585,000	1,651,423
Series A, Insured: AGM
4.00%, due 12/1/36	1,650,000	1,715,263
Series A, Insured: AGM
4.00%, due 12/1/37	1,155,000	1,200,080
Series A, Insured: AGM
4.00%, due 12/1/37	1,270,000	1,290,118
Series A, Insured: AGM
4.00%, due 12/1/38	1,000,000	1,037,353
Series A, Insured: AGM
4.00%, due 12/1/46	4,000,000	3,907,196
Series A, Insured: AGM
4.00%, due 12/1/49	4,000,000	4,081,931
Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
Series C
5.00%, due 7/1/33	250,000	260,974
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds
5.00%, due 11/1/46	2,500,000	2,657,756
		121,750,055
Housing 1.7%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc., Revenue Bonds
Series A
5.00%, due 5/1/29	600,000	647,907
Series A
5.00%, due 5/1/30	350,000	376,439
Series A
5.00%, due 5/1/31	200,000	214,718
	Principal Amount	Value

Housing (continued)
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Insured: BAM
4.00%, due 10/1/42	$ 4,945,000	$ 4,967,258
Series A, Insured: AGM
5.00%, due 10/1/45	2,000,000	2,157,942
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds
Series A, Insured: AGM
3.25%, due 7/1/27	2,950,000	2,951,537
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series 2019A
4.00%, due 7/1/49	3,050,000	3,099,803
Series A
5.00%, due 7/1/43	1,500,000	1,659,953
Onondaga Civic Development Corp., Onondaga Community College Housing Development Corp., Revenue Bonds
Series A
5.00%, due 10/1/22	325,000	326,610
Series A
5.00%, due 10/1/24	400,000	408,262
Series A
5.00%, due 10/1/25	250,000	255,966
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	196,563
5.00%, due 6/1/30	330,000	349,058
5.00%, due 6/1/31	320,000	337,421
5.00%, due 6/1/37	1,000,000	1,041,778
5.00%, due 6/1/42	1,000,000	1,032,054
		20,023,269
Other Revenue 35.1%
Battery Park City Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
4.00%, due 11/1/44	4,355,000	4,421,855
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Brookhaven Local Development Corp., Jefferson's Ferry Project, Revenue Bonds
Series A
4.00%, due 11/1/55	$ 3,565,000	$ 3,621,277
5.25%, due 11/1/36	1,130,000	1,224,779
Broome County Local Development Corp., Good Shepherd Village at Endwell, Revenue Bonds
4.00%, due 7/1/31	1,565,000	1,575,695
4.00%, due 7/1/36	1,600,000	1,593,080
4.00%, due 7/1/41	1,530,000	1,491,896
Build NYC Resource Corp., Bronx Charter School for Excellence Project, Revenue Bonds
Series A
5.50%, due 4/1/43	1,160,000	1,173,757
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	4,305,000	4,423,377
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
4.75%, due 12/15/32	2,000,000	2,018,190
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds
5.00%, due 6/1/34	750,000	765,046
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	2,500,000	417,502
5.625%, due 5/15/43	2,300,000	2,338,622
City of New York NY, Alvin Ailey Dance Foundation, Inc., Revenue Bonds
Series A
4.00%, due 7/1/46	1,515,000	1,536,988
City of New York NY, Museum of Modern Art (The), Revenue Bonds
Series 2016-ONE-E
4.00%, due 4/1/30	1,200,000	1,267,833
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM
3.25%, due 9/1/39	550,000	516,263
	Principal Amount	Value

Other Revenue (continued)
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds (continued)
Insured: AGM
3.25%, due 9/1/40	$ 570,000	$ 530,141
Insured: AGM
3.25%, due 9/1/42	610,000	560,124
Insured: AGM
3.25%, due 9/1/43	630,000	583,030
Insured: AGM
3.25%, due 9/1/44	650,000	598,487
Insured: AGM
3.375%, due 9/1/38	535,000	525,045
Insured: AGM
3.50%, due 9/1/37	515,000	517,953
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds
5.00%, due 7/1/39	1,000,000	1,043,857
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (b)
5.00%, due 1/1/25	1,000,000	1,059,574
5.00%, due 1/1/26	1,000,000	1,079,017
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	18,000,000	3,711,073
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	2,476,245	2,287,431
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A
4.00%, due 2/15/44	4,000,000	4,088,202
Series A
5.00%, due 2/15/42	7,500,000	8,147,950
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series A
5.00%, due 7/1/36	900,000	888,262
Series A
5.25%, due 7/1/56	2,500,000	2,426,449
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Long Island Power Authority, Electric System, Revenue Bonds
Series A
4.00%, due 9/1/38	$ 2,000,000	$ 2,015,994
Series A
4.00%, due 9/1/39	4,750,000	4,776,533
Series A
4.00%, due 9/1/40	550,000	551,789
5.00%, due 9/1/37	2,000,000	2,225,142
5.00%, due 9/1/38	1,000,000	1,109,849
5.00%, due 9/1/39	1,000,000	1,108,362
5.00%, due 9/1/42	2,000,000	2,181,835
Series A
5.00%, due 9/1/44	2,000,000	2,099,318
Series B
5.00%, due 9/1/45	1,000,000	1,057,877
Series B
5.00%, due 9/1/46	245,000	262,996
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	3,140,000	3,276,943
Series A
5.00%, due 10/1/32	3,140,000	3,282,532
Series A
5.00%, due 10/1/39	9,415,000	9,644,821
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A
5.00%, due 11/15/49	4,000,000	4,390,274
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series B-2
5.25%, due 11/15/33	5,000,000	5,511,453
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/40	2,500,000	2,290,942
5.00%, due 1/1/50	2,400,000	2,198,483
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	750,000	759,426
	Principal Amount	Value

Other Revenue (continued)
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds (continued)
Series A-3
5.125%, due 6/1/46	$ 4,015,000	$ 4,076,382
New York City Housing Development Corp., Capital Fund Grant Program, Revenue Bonds
Series A
5.00%, due 7/1/23	1,300,000	1,343,016
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series E-1-A
3.40%, due 11/1/47	3,000,000	2,575,688
Series G
3.85%, due 11/1/45	595,000	570,718
Series L-2-A
4.00%, due 5/1/44	5,000,000	4,968,870
Series I-1-A
4.05%, due 11/1/41	1,000,000	1,003,104
Series I-1-A
4.15%, due 11/1/46	3,250,000	3,200,174
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Green Bond, Revenue Bonds
Series G-1
3.70%, due 11/1/47	1,000,000	897,505
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Insured: AGM
3.00%, due 1/1/37	2,500,000	2,169,672
Insured: AGM
3.00%, due 1/1/40	8,750,000	7,545,366
Series A, Insured: AGM
3.00%, due 1/1/46	20,115,000	16,329,748
New York City Industrial Development Agency, TRIPS Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/28	1,500,000	1,504,306
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGC
(zero coupon), due 3/1/40	$ 380,000	$ 175,422
Series A, Insured: AGC
(zero coupon), due 3/1/44	1,065,000	396,942
Series A, Insured: AGC
(zero coupon), due 3/1/45	200,000	70,775
Series A, Insured: AGC
(zero coupon), due 3/1/46	4,080,000	1,370,449
Series A, Insured: AGC
(zero coupon), due 3/1/47	1,115,000	356,081
Series A
3.00%, due 3/1/49	10,980,000	8,446,795
Series A, Insured: AGM
3.00%, due 3/1/49	1,080,000	852,278
Series A, Insured: AGM
4.00%, due 3/1/45	6,500,000	6,665,212
Series A, Insured: AGM
5.00%, due 3/1/29	2,000,000	2,220,367
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1A, Insured: State Aid Withholding
4.00%, due 7/15/36	2,865,000	2,952,583
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A-1
4.00%, due 11/1/35	4,500,000	4,616,550
Series C-1
4.00%, due 11/1/42	7,000,000	6,978,698
Series C-1
5.00%, due 2/1/51	7,175,000	7,917,752
New York City Transitional Finance Authority Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
3.00%, due 7/15/38	8,000,000	7,022,567
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/36	1,500,000	1,560,466
	Principal Amount	Value

Other Revenue (continued)
New York City Transitional Finance Authority Building Aid, Revenue Bonds (continued)
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/40	$ 2,265,000	$ 2,281,714
Series S-3, Insured: State Aid Withholding
4.00%, due 7/15/46	2,905,000	2,890,880
Series S-3, Insured: State Aid Withholding
5.00%, due 7/15/43	2,500,000	2,679,104
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	6,500,000	1,752,172
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds
5.00%, due 11/15/40	1,620,000	1,718,806
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/41	2,320,000	939,115
New York Convention Center Development Corp., New York City Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/43	4,800,000	1,730,097
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A
5.00%, due 6/1/42	1,000,000	1,000,000
Series A
5.00%, due 6/1/45	245,000	244,545
Series A
6.25%, due 6/1/41 (a)	4,900,000	4,997,961
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S
(zero coupon), due 6/1/38	1,600,000	618,680
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds
Series B
5.00%, due 6/1/30	$ 135,000	$ 142,525
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	8,000,000	6,255,830
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 2
5.375%, due 11/15/40 (a)	1,500,000	1,536,841
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
3.25%, due 9/15/52	3,000,000	2,586,127
3.50%, due 9/15/52	1,225,000	1,040,037
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	4,085,000	3,836,418
New York Liberty Development Corp., Goldman Sachs Headquarters LLC, Revenue Bonds
5.50%, due 10/1/37	700,000	820,706
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 11/15/51	13,810,000	10,823,684
New York State Dormitory Authority, Oceanside Library, Revenue Bonds
4.00%, due 7/1/52	10,000,000	9,878,380
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/39	3,000,000	3,019,929
Series D
4.00%, due 2/15/47	8,000,000	7,948,898
Series A
4.00%, due 3/15/48	7,500,000	7,454,519
Series C
5.00%, due 3/15/31	3,620,000	3,767,232
	Principal Amount	Value

Other Revenue (continued)
New York State Housing Finance Agency, Revenue Bonds
Series C, Insured: FHA 542(C)
4.20%, due 11/1/54	$ 12,795,000	$ 12,311,694
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/38	3,000,000	3,024,203
New York State Urban Development Corp., State of New York Sales Tax, Revenue Bonds
Series A
4.00%, due 3/15/42	9,500,000	9,497,144
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds
5.25%, due 8/1/31 (b)	1,540,000	1,628,469
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.375%, due 10/1/45	4,000,000	3,842,217
5.00%, due 10/1/35	3,000,000	3,178,313
5.00%, due 10/1/40	3,000,000	3,146,795
New York Transportation Development Corp., New York State Thruway Serive Areas Project, Revenue Bonds (b)
4.00%, due 10/31/41	3,880,000	3,887,918
4.00%, due 4/30/53	11,320,000	10,834,717
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds
4.00%, due 12/1/38 (b)	1,275,000	1,216,025
Series A
4.00%, due 12/1/42 (b)	1,350,000	1,261,384
Series C
4.00%, due 12/1/42	7,090,000	6,780,768
Series A
5.00%, due 12/1/32 (b)	1,000,000	1,053,214
Series A
5.00%, due 12/1/36 (b)	1,600,000	1,669,884
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Niagara Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
5.25%, due 5/15/40	$ 500,000	$ 517,025
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
4.75%, due 8/1/22	1,420,000	1,426,588
Series C, Insured: AGC
5.25%, due 8/1/23	100,000	102,863
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
5.00%, due 7/1/58	19,900,000	20,446,454
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	2,058,013
Schenectady Metroplex Development Authority, General Resolution Bonds, Revenue Bonds
Series A, Insured: AGM
5.50%, due 8/1/33	1,000,000	1,040,708
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
5.00%, due 12/1/45	1,625,000	1,664,376
State of New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds
Series 208
4.00%, due 10/1/48	1,855,000	1,886,325
Series 213
4.25%, due 10/1/47	670,000	686,988
Suffolk County Economic Development Corp., Peconic Landing at Southold, Inc., Revenue Bonds
Series A
5.00%, due 12/1/29	175,000	191,184
Series A
5.00%, due 12/1/34	165,000	178,436
Series A
5.00%, due 12/1/40	175,000	187,891
	Principal Amount	Value

Other Revenue (continued)
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series A-1
0.57%, due 6/1/22	$ 1,500,000	$ 1,497,606
Series A-1
0.67%, due 6/1/23	1,585,000	1,554,413
Series A-1
1.015%, due 6/1/24	1,000,000	960,087
Series A-2
4.00%, due 6/1/37	1,250,000	1,263,598
Series A-2
4.00%, due 6/1/38	1,000,000	1,008,354
Series A-2
4.00%, due 6/1/39	1,250,000	1,258,252
Series A-2
4.00%, due 6/1/40	1,250,000	1,255,142
Series B-1
4.00%, due 6/1/50	4,250,000	3,964,366
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
4.00%, due 11/15/39	880,000	878,877
Series D
5.00%, due 11/15/27	1,825,000	1,939,560
Series D
5.00%, due 11/15/28	200,000	212,036
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/36	1,020,000	1,084,921
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
4.25%, due 7/1/32	230,000	231,042
4.50%, due 7/1/42	230,000	231,134
Series 2014A
5.00%, due 7/1/44	690,000	712,785
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/22	500,000	500,747
Series A
5.00%, due 6/1/41	2,000,000	2,092,754
Series B
5.00%, due 6/1/48	9,890,000	9,973,385
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29	$ 1,000,000	$ 991,676
Series A
5.00%, due 10/1/32	1,000,000	979,128
Series A, Insured: AGM-CR
5.00%, due 10/1/32	1,200,000	1,209,744
Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds
Series B
5.00%, due 1/1/51	2,500,000	2,584,925
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project, Revenue Bonds
5.00%, due 7/1/27	270,000	292,236
5.00%, due 7/1/28	270,000	291,539
5.00%, due 7/1/29	100,000	107,949
5.00%, due 7/1/34	200,000	214,875
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	3,265,000	3,376,866
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds, Senior Lien
Series B
5.00%, due 6/1/41	250,000	263,711
		417,580,314
Prerefunded 0.8%
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C, Insured: AGM
6.00%, due 10/1/34 (b)	720,000	756,086
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,008,874
5.00%, due 8/1/42	1,000,000	1,008,874
	Principal Amount	Value

Prerefunded (continued)
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series A
5.00%, due 7/1/34	$ 500,000	$ 526,898
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,230,000	1,272,047
5.50%, due 7/1/43	1,725,000	1,788,882
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds
Series A
5.00%, due 7/1/29	1,000,000	1,006,060
Metropolitan Transportation Authority, Revenue Bonds
Series E
5.00%, due 11/15/42	685,000	697,568
New York State Dormitory Authority, New School (The), Revenue Bonds
Series A
5.00%, due 7/1/35	15,000	16,135
Rensselaer Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds
Series 2012A
5.00%, due 12/1/47	175,000	178,243
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
5.25%, due 6/1/37	840,000	842,613
		9,102,280
Transportation 11.3%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	835,000	823,587
Series A
5.00%, due 12/15/43	1,750,000	1,886,046
Series A
5.00%, due 12/15/48	2,585,000	2,766,783
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C, Insured: AGM
6.00%, due 10/1/34 (b)	280,000	292,760
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Buffalo & Fort Erie Public Bridge Authority, Toll Bridge System, Revenue Bonds
5.00%, due 1/1/42	$ 1,500,000	$ 1,629,027
Metropolitan Transportation Authority, Revenue Bonds
Series D
4.00%, due 11/15/42	1,230,000	1,196,096
Series B-1
5.00%, due 5/15/22	5,350,000	5,356,082
Series D
5.00%, due 11/15/29	550,000	591,672
Series B
5.00%, due 11/15/40	2,500,000	2,586,759
Series B, Insured: BAM
5.00%, due 11/15/52	9,000,000	9,609,436
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	10,500,000	10,341,773
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series E
4.00%, due 11/15/45	2,000,000	1,930,931
Series C, Insured: AGM
4.00%, due 11/15/48	1,240,000	1,217,560
Series A-1, Insured: AGM
4.00%, due 11/15/50	2,500,000	2,445,392
Series A-1
4.00%, due 11/15/52	1,460,000	1,380,560
Series A-1, Insured: AGM
4.00%, due 11/15/54	3,500,000	3,406,696
Series A-2
5.00%, due 11/15/27	590,000	633,943
Series C
5.00%, due 11/15/42	2,325,000	2,449,861
Series D
5.00%, due 11/15/45	2,000,000	2,097,215
MTA Hudson Rail Yards Trust Obligations, Election 2016, Revenue Bonds
Series A
5.00%, due 11/15/56	7,205,000	7,388,256
	Principal Amount	Value

Transportation (continued)
New York State Bridge Authority, Revenue Bonds
Series A
4.00%, due 1/1/38	$ 200,000	$ 208,998
Series A
4.00%, due 1/1/39	275,000	286,647
Series A
4.00%, due 1/1/40	325,000	338,195
Series A
4.00%, due 1/1/41	200,000	207,349
Series A
4.00%, due 1/1/46	1,000,000	1,022,665
New York State Thruway Authority, Revenue Bonds
Series L
4.00%, due 1/1/36	4,000,000	4,042,893
Series N
4.00%, due 1/1/47	5,500,000	5,473,508
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B, Insured: AGM
4.00%, due 1/1/50	13,500,000	13,220,887
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (b)
Series A
5.00%, due 7/1/41	1,000,000	1,031,041
Series A
5.25%, due 1/1/50	2,000,000	2,058,439
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b)
Series A
5.00%, due 4/1/23	225,000	230,177
Series A
5.00%, due 4/1/24	490,000	509,528
Series A
5.00%, due 4/1/27	610,000	631,546
Series A
5.00%, due 4/1/29	325,000	335,051
Series A
5.00%, due 4/1/29	600,000	654,233
Series A
5.00%, due 4/1/30	375,000	408,753
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b) (continued)
Series A
5.00%, due 4/1/31	$ 350,000	$ 379,249
Series A
5.00%, due 4/1/32	400,000	430,134
Series A
5.00%, due 4/1/34	450,000	480,978
Series A
5.00%, due 4/1/35	400,000	427,043
Series A
5.00%, due 4/1/36	600,000	639,969
Series A
5.00%, due 4/1/38	375,000	398,935
Ogdensburg Bridge and Port Authority, Revenue Bonds
5.75%, due 7/1/47 (a)	2,190,000	2,054,272
Port Authority of Guam, Revenue Bonds
Series B
5.00%, due 7/1/36 (b)	625,000	666,696
Series B
5.00%, due 7/1/37 (b)	200,000	213,054
Series A
5.00%, due 7/1/48	1,235,000	1,313,031
Port Authority of New York & New Jersey, Revenue Bonds
4.00%, due 11/1/41 (b)	2,030,000	1,980,556
Port Authority of New York & New Jersey, Consolidated 178th, Revenue Bonds
Series 178
5.00%, due 12/1/38 (b)	1,500,000	1,552,728
Port Authority of New York & New Jersey, Consolidated 1st, Revenue Bonds
Series 207
5.00%, due 9/15/48 (b)	2,500,000	2,649,882
Port Authority of New York & New Jersey, Consolidated 214th, Revenue Bonds (b)
Series 214
4.00%, due 9/1/37	2,955,000	2,917,899
Series 214
4.00%, due 9/1/39	4,350,000	4,253,886
	Principal Amount	Value

Transportation (continued)
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/47 (b)	$ 5,500,000	$ 5,286,593
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC-ICC
5.00%, due 7/1/23	340,000	342,369
Syracuse Regional Airport Authority, Revenue Bonds (b)
4.00%, due 7/1/35	350,000	342,990
4.00%, due 7/1/36	435,000	425,979
5.00%, due 7/1/31	1,000,000	1,093,629
5.00%, due 7/1/32	1,000,000	1,087,258
5.00%, due 7/1/33	750,000	810,644
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series A
4.00%, due 11/15/56	5,000,000	4,889,810
Series B
5.00%, due 11/15/45	2,000,000	2,135,095
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
4.00%, due 11/15/44	1,105,000	1,106,130
Series A
5.00%, due 11/15/49	5,000,000	5,387,242
		133,956,396
Utilities 3.0%
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/33	1,055,000	1,109,267
Series A
5.00%, due 10/1/34	2,000,000	2,028,124
Series A
5.00%, due 10/1/38	2,700,000	2,825,350
Series A
5.00%, due 10/1/40	1,250,000	1,305,094
Long Island Power Authority, Electric System, Revenue Bonds
Series A, Insured: AGM
(zero coupon), due 12/1/26	1,500,000	1,309,274
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utilities (continued)
New York Power Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 11/15/50	$ 9,500,000	$ 9,394,963
Series A
4.00%, due 11/15/55	2,035,000	2,001,670
Series A
4.00%, due 11/15/60	10,000,000	9,787,813
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL-RE
5.00%, due 7/1/23	265,000	270,502
Series TT, Insured: NATL-RE
5.00%, due 7/1/26	215,000	219,464
Series XX-RSA-1
5.25%, due 7/1/40 (d)(e)	5,630,000	5,418,875
		35,670,396
Water & Sewer 5.4%
Albany Municipal Water Finance Authority, Revenue Bonds
Series A
4.00%, due 12/1/45	3,000,000	3,164,241
Buffalo Municipal Water Finance Authority, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/51	2,000,000	2,035,740
Great Neck North Water Authority, Revenue Bonds
Series A
4.00%, due 1/1/32	250,000	261,189
Series A
4.00%, due 1/1/33	425,000	443,567
Series A
4.00%, due 1/1/34	250,000	260,302
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 7/1/35	4,000,000	4,145,695
5.00%, due 1/1/46	3,365,000	3,558,546
Series A
5.00%, due 1/1/50	9,975,000	10,788,947
Monroe County Water Authority, Water System, Revenue Bonds
3.50%, due 3/1/45	2,000,000	1,999,045
5.00%, due 8/1/37	750,000	756,506
	Principal Amount	Value

Water & Sewer (continued)
New York City Municipal Water Finance Authority, Revenue Bonds
Series FF-1
4.00%, due 6/15/49	$ 3,000,000	$ 2,957,183
New York City Municipal Water Finance Authority, New York City Water & Sewer System, Revenue Bonds
Series FF
4.00%, due 6/15/41	4,500,000	4,514,107
5.00%, due 6/15/50	1,000,000	1,102,441
New York City Municipal Water Finance Authority, Second General Resolution, Revenue Bonds
Series DD
5.00%, due 6/15/34	1,000,000	1,029,629
Series AA-1
5.00%, due 6/15/50	755,000	832,343
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds
Series A
5.00%, due 7/15/34	770,000	836,897
Onondaga County Water Authority, Revenue Bonds
Series A
4.00%, due 9/15/34	845,000	905,979
Series A
4.00%, due 9/15/35	600,000	642,556
Series A
4.00%, due 9/15/36	1,375,000	1,467,186
Series A
4.00%, due 9/15/37	1,945,000	2,071,211
Series A
4.00%, due 9/15/39	700,000	743,553
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (a)
Series B
5.00%, due 7/1/24	2,850,000	2,939,189
Series B
5.00%, due 7/1/29	870,000	931,724
Series B
5.00%, due 7/1/33	6,000,000	6,393,153
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
4.00%, due 7/1/42 (a)	$ 1,250,000	$ 1,177,172
Saratoga County Water Authority, Revenue Bonds
4.00%, due 9/1/48	4,600,000	4,721,371
Suffolk County Water Authority, Revenue Bonds
Series A
3.25%, due 6/1/43	1,000,000	943,568
Upper Mohawk Valley Regional Water Finance Authority, Green Bond, Revenue Bonds
Series A, Insured: AGM
4.00%, due 4/1/46	2,675,000	2,762,676
		64,385,716
Total Long-Term Municipal Bonds (Cost $1,150,929,971)		1,085,998,549
Short-Term Municipal Notes 0.7%
Other Revenue 0.1%
New York State Housing Finance Agency, Variable Housing, 160 Madison Avenue, Revenue Bonds
Series A
0.32%, due 11/1/46 (f)	1,200,000	1,200,000
Utility 0.4%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
1.168%, due 7/1/29 (f)	5,000,000	5,045,121
	Principal Amount	Value

Water & Sewer 0.2%
New York City Municipal Water Finance Authority, Revenue Bonds
Series A-1
0.35%, due 6/15/44 (f)	$ 2,000,000	$ 2,000,000
Total Short-Term Municipal Notes (Cost $7,947,199)		8,245,121
Total Municipal Bonds (Cost $1,158,877,170)		1,094,243,670

	Shares
Closed-End Funds 0.2%
New York 0.2%
BlackRock New York Municipal Income Trust	12,602	140,638
Eaton Vance New York Municipal Bond Fund	13,241	127,113
Nuveen New York AMT-Free Quality Municipal Income Fund	205,883	2,281,184
Total Closed-End Funds (Cost $3,194,013)		2,548,935
Short-Term Investment 4.2%
Unaffiliated Investment Company 4.2%
BlackRock Liquidity Funds MuniCash, 0.245% (g)	50,113,209	50,111,468
Total Short-Term Investment (Cost $50,111,468)		50,111,468
Total Investments (Cost $1,212,182,651)	96.5%	1,146,904,073
Other Assets, Less Liabilities	3.5	41,423,673
Net Assets	100.0%	$ 1,188,327,746

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(d)	Issue in default.
(e)	Issue in non-accrual status.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay New York Tax Free Opportunities Fund

(f)
Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated
maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(g)	Current yield as of April 30, 2022.
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(14)	June 2022	$ (2,156,985)	$ (1,969,625)	$ 187,360

1.	As of April 30, 2022, cash in the amount of $49,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHA—Federal Housing Administration
ICC—Insured Custody Certificates
NATL-RE—National Public Finance Guarantee Corp.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,085,998,549	$ —	$ 1,085,998,549
Short-Term Municipal Notes	—	8,245,121	—	8,245,121
Total Municipal Bonds	—	1,094,243,670	—	1,094,243,670
Closed-End Funds	2,548,935	—	—	2,548,935
Short-Term Investment
Unaffiliated Investment Company	50,111,468	—	—	50,111,468
Total Investments in Securities	52,660,403	1,094,243,670	—	1,146,904,073
Other Financial Instruments
Futures Contracts (b)	187,360	—	—	187,360
Total Investments in Securities and Other Financial Instruments	$ 52,847,763	$ 1,094,243,670	$ —	$ 1,147,091,433

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay New York Tax Free Opportunities Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,212,182,651)	$1,146,904,073
Cash	29,999,967
Cash collateral on deposit at broker for futures contracts	49,000
Receivables:
Fund shares sold	15,227,548
Dividends and interest	14,364,106
Investment securities sold	13,878,460
Variation margin on futures contracts	7,437
Other assets	37,382
Total assets	1,220,467,973
Liabilities
Payables:
Investment securities purchased	23,562,415
Fund shares redeemed	7,281,603
Manager (See Note 3)	437,724
NYLIFE Distributors (See Note 3)	197,461
Transfer agent (See Note 3)	60,725
Professional fees	21,328
Custodian	17,502
Shareholder communication	8,201
Trustees	150
Distributions payable	553,118
Total liabilities	32,140,227
Net assets	$1,188,327,746
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$122,215
Additional paid-in-capital	1,300,942,837
1,301,065,052
Total distributable earnings (loss)	(112,737,306)
Net assets	$1,188,327,746
Class A
Net assets applicable to outstanding shares	$775,625,250
Shares of beneficial interest outstanding	79,776,586
Net asset value per share outstanding	$9.72
Maximum sales charge (4.50% of offering price)	0.46
Maximum offering price per share outstanding	$10.18
Investor Class
Net assets applicable to outstanding shares	$305,205
Shares of beneficial interest outstanding	31,387
Net asset value per share outstanding	$9.72
Maximum sales charge (4.00% of offering price)	0.41
Maximum offering price per share outstanding	$10.13
Class C
Net assets applicable to outstanding shares	$91,959,863
Shares of beneficial interest outstanding	9,457,264
Net asset value and offering price per share outstanding	$9.72
Class C2
Net assets applicable to outstanding shares	$1,905,169
Shares of beneficial interest outstanding	196,013
Net asset value and offering price per share outstanding	$9.72
Class I
Net assets applicable to outstanding shares	$317,805,752
Shares of beneficial interest outstanding	32,678,587
Net asset value and offering price per share outstanding	$9.73
Class R6
Net assets applicable to outstanding shares	$726,507
Shares of beneficial interest outstanding	74,695
Net asset value and offering price per share outstanding	$9.73
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$19,113,883
Dividends	66,203
Total income	19,180,086
Expenses
Manager (See Note 3)	2,979,465
Distribution/Service—Class A (See Note 3)	1,099,105
Distribution/Service—Investor Class (See Note 3)	452
Distribution/Service—Class C (See Note 3)	262,478
Distribution/Service—Class C2 (See Note 3)	6,743
Transfer agent (See Note 3)	225,289
Professional fees	58,515
Custodian	36,434
Registration	16,144
Shareholder communication	14,526
Trustees	13,324
Miscellaneous	23,350
Total expenses before waiver/reimbursement	4,735,825
Expense waiver/reimbursement from Manager (See Note 3)	(529)
Net expenses	4,735,296
Net investment income (loss)	14,444,790
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(15,657,803)
Futures transactions	115,560
Net realized gain (loss)	(15,542,243)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(133,692,243)
Futures contracts	167,159
Net change in unrealized appreciation (depreciation)	(133,525,084)
Net realized and unrealized gain (loss)	(149,067,327)
Net increase (decrease) in net assets resulting from operations	$(134,622,537)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay New York Tax Free Opportunities Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,444,790	$25,909,535
Net realized gain (loss)	(15,542,243)	538,926
Net change in unrealized appreciation (depreciation)	(133,525,084)	32,703,974
Net increase (decrease) in net assets resulting from operations	(134,622,537)	59,152,435
Distributions to shareholders:
Class A	(11,254,474)	(19,009,606)
Investor Class	(4,621)	(9,566)
Class C	(1,213,013)	(2,288,913)
Class C2	(22,423)	(24,498)
Class I	(4,969,800)	(8,089,706)
Class R6	(11,191)	(27,918)
Total distributions to shareholders	(17,475,522)	(29,450,207)
Capital share transactions:
Net proceeds from sales of shares	399,787,705	497,461,170
Net asset value of shares issued to shareholders in reinvestment of distributions	14,141,903	23,618,819
Cost of shares redeemed	(449,842,928)	(234,382,554)
Increase (decrease) in net assets derived from capital share transactions	(35,913,320)	286,697,435
Net increase (decrease) in net assets	(188,011,379)	316,399,663
Net Assets
Beginning of period	1,376,339,125	1,059,939,462
End of period	$1,188,327,746	$1,376,339,125
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.94	$10.63	$10.68	$10.12	$10.34	$10.58
Net investment income (loss)	0.11(a)	0.22(a)	0.29	0.32	0.34	0.36
Net realized and unrealized gain (loss)	(1.19)	0.34	(0.04)	0.56	(0.22)	(0.24)
Total from investment operations	(1.08)	0.56	0.25	0.88	0.12	0.12
Less distributions:
From net investment income	(0.14)	(0.25)	(0.30)	(0.32)	(0.34)	(0.36)
Net asset value at end of period	$9.72	$10.94	$10.63	$10.68	$10.12	$10.34
Total investment return (b)	(9.99)%	5.32%	2.35%	8.84%	1.17%	1.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%††	2.02%	2.38%	3.00%	3.31%	3.50%
Net expenses (c)	0.75%††	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.75%††	0.76%	0.80%	0.82%	0.82%	0.83%
Portfolio turnover rate	26%(d)	10%(d)	29%(d)	28%(d)	33%	30%
Net assets at end of period (in 000’s)	$775,625	$907,662	$688,870	$462,499	$186,579	$148,823

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.94	$10.63	$10.68	$10.13	$10.34	$10.59
Net investment income (loss)	0.11(a)	0.22(a)	0.25	0.32	0.34	0.36
Net realized and unrealized gain (loss)	(1.19)	0.34	0.00‡	0.55	(0.21)	(0.25)
Total from investment operations	(1.08)	0.56	0.25	0.87	0.13	0.11
Less distributions:
From net investment income	(0.14)	(0.25)	(0.30)	(0.32)	(0.34)	(0.36)
Net asset value at end of period	$9.72	$10.94	$10.63	$10.68	$10.13	$10.34
Total investment return (b)	(10.00)%	5.32%	2.33%	8.72%	1.25%	1.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%††	2.03%	2.39%	3.06%	3.29%	3.48%
Net expenses (c)	0.76%††	0.76%	0.77%	0.77%	0.78%	0.79%
Expenses (before waiver/reimbursement) (c)	0.76%††(d)	0.77%	0.82%	0.84%	0.85%	0.87%
Portfolio turnover rate	26%(e)	10%(e)	29%(e)	28%(e)	33%	30%
Net assets at end of period (in 000's)	$305	$375	$414	$463	$385	$356

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.94	$10.63	$10.68	$10.12	$10.34	$10.59
Net investment income (loss)	0.10(a)	0.19(a)	0.24	0.30	0.31	0.33
Net realized and unrealized gain (loss)	(1.20)	0.35	(0.02)	0.56	(0.22)	(0.25)
Total from investment operations	(1.10)	0.54	0.22	0.86	0.09	0.08
Less distributions:
From net investment income	(0.12)	(0.23)	(0.27)	(0.30)	(0.31)	(0.33)
Net asset value at end of period	$9.72	$10.94	$10.63	$10.68	$10.12	$10.34
Total investment return (b)	(10.11)%	5.05%	2.08%	8.55%	0.90%	0.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%††	1.77%	2.13%	2.77%	3.04%	3.23%
Net expenses (c)	1.01%††	1.01%	1.02%	1.02%	1.03%	1.03%
Expenses (before waiver/reimbursement) (c)	1.01%††(d)	1.02%	1.07%	1.09%	1.10%	1.11%
Portfolio turnover rate	26%(e)	10%(e)	29%(e)	28%(e)	33%	30%
Net assets at end of period (in 000’s)	$91,960	$111,681	$107,117	$90,553	$54,258	$45,547

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
Class C2		2021	2020
Net asset value at beginning of period	$10.94	$10.63	$10.72
Net investment income (loss)	0.09(a)	0.17(a)	0.04
Net realized and unrealized gain (loss)	(1.20)	0.35	(0.09)
Total from investment operations	(1.11)	0.52	(0.05)
Less distributions:
From net investment income	(0.11)	(0.21)	(0.04)
Net asset value at end of period	$9.72	$10.94	$10.63
Total investment return (b)	(10.18)%	4.89%	(0.50)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%††	1.55%	1.32%††
Net expenses (c)	1.16%††	1.15%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.16%††(d)	1.16%	1.22%††
Portfolio turnover rate (e)	26%	10%	29%
Net assets at end of period (in 000’s)	$1,905	$1,861	$315

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.94	$10.63	$10.68	$10.13	$10.34	$10.59
Net investment income (loss)	0.13(a)	0.25(a)	0.32	0.35	0.37	0.39
Net realized and unrealized gain (loss)	(1.19)	0.34	(0.05)	0.55	(0.21)	(0.25)
Total from investment operations	(1.06)	0.59	0.27	0.90	0.16	0.14
Less distributions:
From net investment income	(0.15)	(0.28)	(0.32)	(0.35)	(0.37)	(0.39)
Net asset value at end of period	$9.73	$10.94	$10.63	$10.68	$10.13	$10.34
Total investment return (b)	(9.79)%	5.59%	2.61%	9.01%	1.53%	1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%††	2.27%	2.64%	3.37%	3.54%	3.76%
Net expenses (c)	0.50%††	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.50%††	0.51%	0.55%	0.57%	0.57%	0.58%
Portfolio turnover rate	26%(d)	10%(d)	29%(d)	28%(d)	33%	30%
Net assets at end of period (in 000’s)	$317,806	$353,955	$261,819	$161,203	$181,059	$62,078

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2022*	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6		2021	2020
Net asset value at beginning of period	$10.94	$10.63	$10.69
Net investment income (loss)	0.13(a)	0.26(a)	0.29
Net realized and unrealized gain (loss)	(1.19)	0.33	(0.03)
Total from investment operations	(1.06)	0.59	0.26
Less distributions:
From net investment income	(0.15)	(0.28)	(0.32)
Net asset value at end of period	$9.73	$10.94	$10.63
Total investment return (b)	(9.77)%	5.61%	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%††	2.34%	2.39%
Net expenses (c)	0.47%††	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.47%††	0.49%	0.54%
Portfolio turnover rate (d)	26%	10%	29%
Net assets at end of period (in 000’s)	$727	$806	$1,404

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay MacKay New York Tax Free Opportunities Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 14, 2012
Investor Class	May 14, 2012
Class C	May 14, 2012
Class C2	August 31, 2020
Class I	May 14, 2012
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class and
SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect
37

Notes to Financial Statements (Unaudited) (continued)
to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based

38	MainStay MacKay New York Tax Free Opportunities Fund

measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro
39

Notes to Financial Statements (Unaudited) (continued)
rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately 18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under

40	MainStay MacKay New York Tax Free Opportunities Fund

Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2022, 22.2% of the Puerto Rico municipal securities held by the Fund were insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$187,360	$187,360
Total Fair Value	$187,360	$187,360

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$115,560	$115,560
Total Net Realized Gain (Loss)	$115,560	$115,560

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$167,159	$167,159
Total Net Change in Unrealized Appreciation (Depreciation)	$167,159	$167,159

Average Notional Amount	Total
Futures Contracts Short	$(2,159,792)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
41

Notes to Financial Statements (Unaudited) (continued)
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on assets up to $1 billion; 0.43% on assets from $1 billion to $3 billion; and 0.42% on assets over $3 billion. During the year ended April 30, 2022, the effective management fee rate was 0.44% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $2,979,465 and waived fees and/or reimbursed expenses in the amount of $529 and paid the Subadvisor fees of $1,489,454.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plans, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $2,674 and $116, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2022, of $63,829 and $4,405, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and

42	MainStay MacKay New York Tax Free Opportunities Fund

any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$144,119	$—
Investor Class	79	—
Class C	22,891	—
Class C2	452	—
Class I	57,732	—
Class R6	16	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$23,385	1.2%
Class R6	24,354	3.4
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,223,122,628	$10,102,908	$(86,321,463)	$(76,218,555)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $17,926,954, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,557	$5,370
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$828,027
Exempt Interest Dividends	28,622,180
Total	$29,450,207
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
43

Notes to Financial Statements (Unaudited) (continued)
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $325,812 and $377,315, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	31,072,756	$319,277,701
Shares issued to shareholders in reinvestment of distributions	923,783	9,718,010
Shares redeemed	(35,179,069)	(361,891,488)
Net increase (decrease) in shares outstanding before conversion	(3,182,530)	(32,895,777)
Shares converted into Class A (See Note 1)	2,817	30,552
Shares converted from Class A (See Note 1)	(7,371)	(74,414)
Net increase (decrease)	(3,187,084)	$(32,939,639)
Year ended October 31, 2021:
Shares sold	30,707,409	$336,841,389
Shares issued to shareholders in reinvestment of distributions	1,485,376	16,302,415
Shares redeemed	(14,026,396)	(153,419,189)
Net increase (decrease) in shares outstanding before conversion	18,166,389	199,724,615
Shares converted into Class A (See Note 1)	33,907	372,896
Shares converted from Class A (See Note 1)	(41,200)	(449,580)
Net increase (decrease)	18,159,096	$199,647,931

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	7,689	$83,823
Shares issued to shareholders in reinvestment of distributions	414	4,360
Shares redeemed	(9,898)	(104,874)
Net increase (decrease) in shares outstanding before conversion	(1,795)	(16,691)
Shares converted into Investor Class (See Note 1)	353	3,710
Shares converted from Investor Class (See Note 1)	(1,410)	(15,598)
Net increase (decrease)	(2,852)	$(28,579)
Year ended October 31, 2021:
Shares sold	8,730	$96,126
Shares issued to shareholders in reinvestment of distributions	834	9,151
Shares redeemed	(9,876)	(109,165)
Net increase (decrease) in shares outstanding before conversion	(312)	(3,888)
Shares converted into Investor Class (See Note 1)	369	4,087
Shares converted from Investor Class (See Note 1)	(4,762)	(52,231)
Net increase (decrease)	(4,705)	$(52,032)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	457,831	$4,864,997
Shares issued to shareholders in reinvestment of distributions	83,907	881,690
Shares redeemed	(1,289,832)	(13,604,351)
Net increase (decrease) in shares outstanding before conversion	(748,094)	(7,857,664)
Shares converted from Class C (See Note 1)	(1,407)	(14,954)
Net increase (decrease)	(749,501)	$(7,872,618)
Year ended October 31, 2021:
Shares sold	1,889,563	$20,739,205
Shares issued to shareholders in reinvestment of distributions	146,546	1,607,772
Shares redeemed	(1,858,247)	(20,372,010)
Net increase (decrease) in shares outstanding before conversion	177,862	1,974,967
Shares converted from Class C (See Note 1)	(46,574)	(511,252)
Net increase (decrease)	131,288	$1,463,715

44	MainStay MacKay New York Tax Free Opportunities Fund

Class C2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	34,376	$377,585
Shares issued to shareholders in reinvestment of distributions	2,138	22,423
Shares redeemed	(10,623)	(112,972)
Net increase (decrease)	25,891	$287,036
Year ended October 31, 2021:
Shares sold	159,307	$1,741,853
Shares issued to shareholders in reinvestment of distributions	2,230	24,498
Shares redeemed	(21,068)	(234,045)
Net increase (decrease)	140,469	$1,532,306

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	7,152,693	$75,183,599
Shares issued to shareholders in reinvestment of distributions	333,503	3,504,229
Shares redeemed	(7,158,429)	(74,129,043)
Net increase (decrease) in shares outstanding before conversion	327,767	4,558,785
Shares converted into Class I (See Note 1)	7,019	70,704
Net increase (decrease)	334,786	$4,629,489
Year ended October 31, 2021:
Shares sold	12,579,814	$138,042,597
Shares issued to shareholders in reinvestment of distributions	514,497	5,647,065
Shares redeemed	(5,432,002)	(59,576,804)
Net increase (decrease) in shares outstanding before conversion	7,662,309	84,112,858
Shares converted into Class I (See Note 1)	58,252	636,080
Net increase (decrease)	7,720,561	$84,748,938

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	1,065	$11,191
Shares redeemed	(18)	(200)
Net increase (decrease)	1,047	$10,991
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	2,546	$27,918
Shares redeemed	(60,941)	(671,341)
Net increase (decrease)	(58,395)	$(643,423)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

46	MainStay MacKay New York Tax Free Opportunities Fund

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

48	MainStay MacKay New York Tax Free Opportunities Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
49

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

50	MainStay MacKay New York Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
51

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1738064MS086-22
MSNTF10-06/22
(NYLIM) NL222

MainStay S&P 500 Index Fund
(formerly known as MainStay MacKay S&P 500 Index)

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 1.5% Initial Sales Charge	With sales charges	1/2/2004	-11.22%	-1.77%	12.41%	12.71%	0.50%
		Excluding sales charges		-9.87	-0.27	13.10	13.05	0.50
Investor Class Shares[3,4]	Maximum 1% Initial Sales Charge	With sales charges	2/28/2008	-10.84	-1.46	12.22	12.56	0.82
		Excluding sales charges		-9.94	-0.46	12.91	12.90	0.82
Class I Shares	No Sales Charge		1/2/1991	-9.75	-0.01	13.38	13.34	0.25
SIMPLE Class Shares	No Sales Charge		8/31/2020	-10.04	-0.72	N/A	11.04	1.07

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to March 19, 2020, the maximum initial sales charge for Class A Shares and Investor Class Shares was 3%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 1.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-9.65%	0.21%	13.66%	13.67%
Morningstar Large Blend Category Average[3]	-9.90	-1.94	11.46	11.54

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. Information Regarding Standard & Poor's® "Standard &
Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay S&P 500 Index Fund is not
sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.
Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top
70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$901.30	$2.36	$1,022.32	$2.51	0.50%
Investor Class Shares	$1,000.00	$900.60	$3.30	$1,021.32	$3.51	0.70%
Class I Shares	$1,000.00	$902.50	$1.18	$1,023.56	$1.25	0.25%
SIMPLE Class Shares	$1,000.00	$899.60	$4.47	$1,020.08	$4.76	0.95%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Software	8.6%
Technology Hardware, Storage & Peripherals	7.2
Semiconductors & Semiconductor Equipment	5.3
Interactive Media & Services	5.2
IT Services	4.4
Pharmaceuticals	4.2
Oil, Gas & Consumable Fuels	3.8
Banks	3.7
Internet & Direct Marketing Retail	3.2
Health Care Providers & Services	3.2
Equity Real Estate Investment Trusts	2.8
Capital Markets	2.8
Health Care Equipment & Supplies	2.8
Automobiles	2.4
Insurance	2.1
Specialty Retail	2.1
Biotechnology	2.0
Hotels, Restaurants & Leisure	1.9
Chemicals	1.8
Electric Utilities	1.8
Life Sciences Tools & Services	1.8
Diversified Financial Services	1.7
Beverages	1.6
Food & Staples Retailing	1.6
Aerospace & Defense	1.6
Machinery	1.6
Household Products	1.5
Entertainment	1.3
Food Products	1.1
Industrial Conglomerates	1.0
Diversified Telecommunication Services	1.0
Road & Rail	0.9
Multi–Utilities	0.9
Media	0.9
Communications Equipment	0.8%
Tobacco	0.7
Electronic Equipment, Instruments & Components	0.6
Consumer Finance	0.6
Air Freight & Logistics	0.6
Multiline Retail	0.6
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.5
Metals & Mining	0.5
Commercial Services & Supplies	0.4
Building Products	0.4
Containers & Packaging	0.3
Energy Equipment & Services	0.3
Household Durables	0.3
Professional Services	0.3
Airlines	0.3
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.2
Personal Products	0.2
Distributors	0.1
Construction Materials	0.1
Auto Components	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Health Care Technology	0.1
Construction & Engineering	0.0‡
Gas Utilities	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Leisure Products	0.0‡
Short–Term Investments	1.3
Other Assets, Less Liabilities	–0.1
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	Tesla, Inc.
6.	Berkshire Hathaway, Inc., Class B
7.	UnitedHealth Group, Inc.
8.	Johnson & Johnson
9.	NVIDIA Corp.
10.	Meta Platforms, Inc., Class A

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Francis J. Ok of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay S&P 500 Index Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay S&P 500 Index Fund returned −9.75%, underperforming the −9.65% return of the Fund’s primary benchmark, the S&P 500® Index (the “Index”). Over the same period, Class I shares outperformed the −9.90% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, the Fund changed its name from MainStay MacKay S&P 500 Index Fund to MainStay S&P 500 Index Fund. Effective June 10, 2022, Francis J. Ok, the portfolio manager from MacKay Shields LLC (“MacKay Shields”) who manages the day-to-day investment operations of the Fund, transitioned from MacKay Shields to IndexIQ Advisors LLC, which is a wholly-owned, indirect subsidiary of New York Life Investment Management Holdings LLC. For more information on this transition refer to the prospectus supplement dated June 10, 2022.
What factors affected the Fund’s relative performance during the reporting period?
Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the Index, the Fund’s relative performance will typically lag that of the Index, as it did during the reporting period, because the Fund incurs operating expenses that the Index does not.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.
During the reporting period, which S&P 500® Index industries had the highest total returns and which industries had the lowest total returns?
The strongest performing Index industry groups during the reporting period in terms of total returns included oil gas & consumable fuels, energy equipment & services and health care technology. During the same period, the industry groups with the lowest total returns included entertainment, auto components and interactive & direct marketing retail.
During the reporting period, which S&P 500® Index industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?
The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were oil gas & consumable fuels, pharmaceuticals and health care providers & services. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included software, interactive media & services and internet & direct marketing retail.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?
The Index stocks producing the highest total returns during the reporting period included CF Industries Holdings, Occidental Petroleum and APA. Conversely, the Index stocks with the lowest total returns over the same period were Netflix, Etsy and PayPal Holdings.
During the reporting period, which S&P 500® Index stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks made the weakest contributions?
The strongest positive contributors to the Fund’s absolute performance during the reporting period were Exxon Mobil, Apple and Chevron. During the same period, the stocks that made the weakest contributions to the Fund’s absolute performance were Amazon.com, Microsoft and Meta Platforms.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were eight additions and eight deletions to the Index. In terms of Index weight, significant additions to the Index included custom software and consulting provider EPAM Systems, commercial bank Signature Bank, and financial data and software company FactSet Research Systems.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 98.8%
Aerospace & Defense 1.6%
Boeing Co. (The) (a)	18,269	$ 2,719,158
General Dynamics Corp.	7,684	1,817,496
Howmet Aerospace, Inc.	12,652	431,686
Huntington Ingalls Industries, Inc.	1,335	284,008
L3Harris Technologies, Inc.	6,541	1,519,213
Lockheed Martin Corp.	8,080	3,491,530
Northrop Grumman Corp.	4,892	2,149,545
Raytheon Technologies Corp.	49,748	4,721,583
Textron, Inc.	7,348	508,849
TransDigm Group, Inc. (a)	1,756	1,044,486
		18,687,554
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	4,333	459,948
Expeditors International of Washington, Inc.	5,647	559,448
FedEx Corp.	8,126	1,614,961
United Parcel Service, Inc., Class B	24,307	4,374,774
		7,009,131
Airlines 0.3%
Alaska Air Group, Inc. (a)	4,197	228,275
American Airlines Group, Inc. (a)	21,593	405,301
Delta Air Lines, Inc. (a)	21,335	918,045
Southwest Airlines Co. (a)	19,746	922,533
United Airlines Holdings, Inc. (a)	10,794	545,097
		3,019,251
Auto Components 0.1%
Aptiv plc (a)	9,018	959,515
BorgWarner, Inc.	7,993	294,382
		1,253,897
Automobiles 2.4%
Ford Motor Co.	131,123	1,856,702
General Motors Co. (a)	48,438	1,836,285
Tesla, Inc. (a)	27,907	24,300,299
		27,993,286
Banks 3.7%
Bank of America Corp.	236,966	8,454,947
Citigroup, Inc.	66,152	3,189,188
Citizens Financial Group, Inc.	17,170	676,498
Comerica, Inc.	4,357	356,838
Fifth Third Bancorp	22,794	855,459
First Republic Bank	5,976	891,739
Huntington Bancshares, Inc.	47,928	630,253
JPMorgan Chase & Co.	98,516	11,758,870
	Shares	Value

Banks (continued)
KeyCorp	30,964	$ 597,915
M&T Bank Corp.	5,974	995,507
PNC Financial Services Group, Inc. (The)	14,001	2,325,566
Regions Financial Corp.	31,402	650,649
Signature Bank	2,091	506,545
SVB Financial Group (a)	1,958	954,799
Truist Financial Corp.	44,500	2,151,575
U.S. Bancorp	45,018	2,186,074
Wells Fargo & Co.	129,536	5,651,656
Zions Bancorp NA	5,055	285,658
		43,119,736
Beverages 1.6%
Brown-Forman Corp., Class B	6,092	410,845
Coca-Cola Co. (The)	129,592	8,372,939
Constellation Brands, Inc., Class A	5,478	1,348,081
Molson Coors Beverage Co., Class B	6,281	340,053
Monster Beverage Corp. (a)	12,524	1,073,056
PepsiCo, Inc.	46,118	7,918,922
		19,463,896
Biotechnology 2.0%
AbbVie, Inc.	58,934	8,656,226
Amgen, Inc.	18,777	4,378,609
Biogen, Inc. (a)	4,897	1,015,834
Gilead Sciences, Inc.	41,816	2,481,361
Incyte Corp. (a)	6,271	470,074
Moderna, Inc. (a)	11,759	1,580,527
Regeneron Pharmaceuticals, Inc. (a)	3,557	2,344,454
Vertex Pharmaceuticals, Inc. (a)	8,487	2,318,818
		23,245,903
Building Products 0.4%
Allegion plc	2,990	341,577
AO Smith Corp.	4,381	255,982
Carrier Global Corp.	28,519	1,091,422
Fortune Brands Home & Security, Inc.	4,525	322,406
Johnson Controls International plc	23,423	1,402,335
Masco Corp.	7,998	421,415
Trane Technologies plc	7,785	1,089,044
		4,924,181
Capital Markets 2.8%
Ameriprise Financial, Inc.	3,697	981,517
Bank of New York Mellon Corp. (The)	24,662	1,037,284
BlackRock, Inc.	4,753	2,969,104
Cboe Global Markets, Inc.	3,555	401,644
Charles Schwab Corp. (The)	50,117	3,324,261
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
CME Group, Inc.	11,981	$ 2,627,913
FactSet Research Systems, Inc.	1,260	508,397
Franklin Resources, Inc.	9,374	230,507
Goldman Sachs Group, Inc. (The)	11,316	3,456,925
Intercontinental Exchange, Inc.	18,730	2,169,121
Invesco Ltd.	11,377	209,109
MarketAxess Holdings, Inc.	1,268	334,257
Moody's Corp.	5,392	1,706,460
Morgan Stanley	47,257	3,808,442
MSCI, Inc.	2,709	1,141,166
Nasdaq, Inc.	3,902	614,058
Northern Trust Corp.	6,926	713,724
Raymond James Financial, Inc.	6,229	607,078
S&P Global, Inc.	11,807	4,445,335
State Street Corp.	12,200	817,034
T. Rowe Price Group, Inc.	7,641	940,149
		33,043,485
Chemicals 1.8%
Air Products and Chemicals, Inc.	7,391	1,730,011
Albemarle Corp.	3,899	751,844
Celanese Corp.	3,601	529,131
CF Industries Holdings, Inc.	7,150	692,334
Corteva, Inc.	24,236	1,398,175
Dow, Inc.	24,527	1,631,045
DuPont de Nemours, Inc.	17,098	1,127,271
Eastman Chemical Co.	4,300	441,481
Ecolab, Inc.	8,311	1,407,385
FMC Corp.	4,225	559,982
International Flavors & Fragrances, Inc.	8,486	1,029,352
Linde plc	17,086	5,330,149
LyondellBasell Industries NV, Class A	8,764	929,247
Mosaic Co. (The)	12,348	770,762
PPG Industries, Inc.	7,914	1,012,913
Sherwin-Williams Co. (The)	8,041	2,210,953
		21,552,035
Commercial Services & Supplies 0.4%
Cintas Corp.	2,939	1,167,547
Copart, Inc. (a)	7,116	808,733
Republic Services, Inc.	6,962	934,788
Rollins, Inc.	7,545	253,059
Waste Management, Inc.	12,829	2,109,601
		5,273,728
Communications Equipment 0.8%
Arista Networks, Inc. (a)	7,478	864,232
Cisco Systems, Inc.	140,597	6,886,441
	Shares	Value

Communications Equipment (continued)
F5, Inc. (a)	2,025	$ 339,005
Juniper Networks, Inc.	10,840	341,677
Motorola Solutions, Inc.	5,630	1,203,075
		9,634,430
Construction & Engineering 0.0% ‡
Quanta Services, Inc.	4,750	550,905
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,080	736,778
Vulcan Materials Co.	4,424	762,211
		1,498,989
Consumer Finance 0.6%
American Express Co.	20,504	3,582,254
Capital One Financial Corp.	13,798	1,719,507
Discover Financial Services	9,601	1,079,728
Synchrony Financial	17,377	639,647
		7,021,136
Containers & Packaging 0.3%
Amcor plc	50,461	598,468
Avery Dennison Corp.	2,760	498,456
Ball Corp.	10,797	876,285
International Paper Co.	12,910	597,475
Packaging Corp. of America	3,167	510,425
Sealed Air Corp.	4,939	317,133
Westrock Co.	8,774	434,576
		3,832,818
Distributors 0.1%
Genuine Parts Co.	4,748	617,478
LKQ Corp.	8,940	443,692
Pool Corp.	1,336	541,374
		1,602,544
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B (a)	61,050	19,708,772
Diversified Telecommunication Services 1.0%
AT&T, Inc.	238,051	4,489,642
Lumen Technologies, Inc.	30,719	309,033
Verizon Communications, Inc.	139,944	6,479,407
		11,278,082
Electric Utilities 1.8%
Alliant Energy Corp.	8,346	490,828
American Electric Power Co., Inc.	16,790	1,664,057
Constellation Energy Corp.	10,884	644,442
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Duke Energy Corp.	25,643	$ 2,824,833
Edison International	12,665	871,225
Entergy Corp.	6,700	796,295
Evergy, Inc.	7,644	518,645
Eversource Energy	11,461	1,001,691
Exelon Corp.	32,652	1,527,461
FirstEnergy Corp.	19,008	823,237
NextEra Energy, Inc.	65,409	4,645,347
NRG Energy, Inc.	8,162	293,016
Pinnacle West Capital Corp.	3,761	267,783
PPL Corp.	25,026	708,486
Southern Co. (The)	35,329	2,592,795
Xcel Energy, Inc.	17,957	1,315,530
		20,985,671
Electrical Equipment 0.5%
AMETEK, Inc.	7,711	973,591
Eaton Corp. plc	13,288	1,927,026
Emerson Electric Co.	19,801	1,785,654
Generac Holdings, Inc. (a)	2,103	461,356
Rockwell Automation, Inc.	3,873	978,591
		6,126,218
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	19,966	1,427,569
CDW Corp.	4,524	738,226
Corning, Inc.	24,902	876,301
IPG Photonics Corp. (a)	1,191	112,526
Keysight Technologies, Inc. (a)	6,102	855,928
TE Connectivity Ltd.	10,853	1,354,237
Teledyne Technologies, Inc. (a)	1,555	671,060
Trimble, Inc. (a)	8,368	558,146
Zebra Technologies Corp., Class A (a)	1,769	653,929
		7,247,922
Energy Equipment & Services 0.3%
Baker Hughes Co.	30,191	936,525
Halliburton Co.	29,955	1,066,997
Schlumberger NV	46,783	1,825,005
		3,828,527
Entertainment 1.3%
Activision Blizzard, Inc.	25,970	1,963,332
Electronic Arts, Inc.	9,375	1,106,719
Live Nation Entertainment, Inc. (a)	4,503	472,274
Netflix, Inc. (a)	14,800	2,817,328
Take-Two Interactive Software, Inc. (a)	3,847	459,755
Walt Disney Co. (The) (a)	60,692	6,775,048
	Shares	Value

Entertainment (continued)
Warner Bros Discovery, Inc. (a)	73,719	$ 1,338,000
		14,932,456
Equity Real Estate Investment Trusts 2.8%
Alexandria Real Estate Equities, Inc.	4,852	883,840
American Tower Corp.	15,182	3,659,166
AvalonBay Communities, Inc.	4,659	1,059,829
Boston Properties, Inc.	4,739	557,306
Camden Property Trust	3,407	534,524
Crown Castle International Corp.	14,408	2,668,506
Digital Realty Trust, Inc.	9,460	1,382,295
Duke Realty Corp.	12,696	695,106
Equinix, Inc.	3,002	2,158,678
Equity Residential	11,392	928,448
Essex Property Trust, Inc.	2,175	716,162
Extra Space Storage, Inc.	4,463	847,970
Federal Realty Investment Trust	2,359	276,144
Healthpeak Properties, Inc.	17,978	589,858
Host Hotels & Resorts, Inc.	23,803	484,391
Iron Mountain, Inc.	9,652	518,602
Kimco Realty Corp.	20,557	520,709
Mid-America Apartment Communities, Inc.	3,845	756,235
Prologis, Inc.	24,668	3,954,034
Public Storage	5,086	1,889,449
Realty Income Corp.	18,860	1,308,130
Regency Centers Corp.	5,137	353,580
SBA Communications Corp.	3,626	1,258,621
Simon Property Group, Inc.	10,955	1,292,690
UDR, Inc.	9,969	530,450
Ventas, Inc.	13,307	739,204
Vornado Realty Trust (b)	5,300	205,163
Welltower, Inc.	14,510	1,317,653
Weyerhaeuser Co.	24,912	1,026,873
		33,113,616
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	14,782	7,859,885
Kroger Co. (The)	22,304	1,203,524
Sysco Corp.	16,916	1,445,980
Walgreens Boots Alliance, Inc.	23,886	1,012,766
Walmart, Inc.	47,159	7,214,855
		18,737,010
Food Products 1.1%
Archer-Daniels-Midland Co.	18,653	1,670,563
Campbell Soup Co.	6,739	318,216
Conagra Brands, Inc.	15,991	558,566
General Mills, Inc.	20,108	1,422,239
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Food Products (continued)
Hershey Co. (The)	4,847	$ 1,094,307
Hormel Foods Corp.	9,405	492,728
J M Smucker Co. (The)	3,612	494,591
Kellogg Co.	8,529	584,236
Kraft Heinz Co. (The)	23,667	1,008,924
Lamb Weston Holdings, Inc.	4,840	319,924
McCormick & Co., Inc. (Non-Voting)	8,325	837,245
Mondelez International, Inc., Class A	46,281	2,984,199
Tyson Foods, Inc., Class A	9,749	908,217
		12,693,955
Gas Utilities 0.0% ‡
Atmos Energy Corp.	4,515	512,001
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	58,947	6,690,484
ABIOMED, Inc. (a)	1,517	434,742
Align Technology, Inc. (a)	2,445	708,830
Baxter International, Inc.	16,691	1,186,062
Becton Dickinson and Co.	9,493	2,346,575
Boston Scientific Corp. (a)	47,503	2,000,351
Cooper Cos., Inc. (The)	1,643	593,189
Dentsply Sirona, Inc.	7,287	291,407
DexCom, Inc. (a)	3,231	1,320,122
Edwards Lifesciences Corp. (a)	20,813	2,201,599
Hologic, Inc. (a)	8,333	599,893
IDEXX Laboratories, Inc. (a)	2,827	1,216,967
Intuitive Surgical, Inc. (a)	11,926	2,853,892
Medtronic plc	44,822	4,677,624
ResMed, Inc.	4,875	974,854
STERIS plc	3,338	747,879
Stryker Corp.	11,192	2,700,182
Teleflex, Inc.	1,562	446,138
Zimmer Biomet Holdings, Inc.	6,964	840,903
		32,831,693
Health Care Providers & Services 3.2%
AmerisourceBergen Corp.	5,020	759,476
Anthem, Inc.	8,091	4,061,116
Cardinal Health, Inc.	9,236	536,150
Centene Corp. (a)	19,452	1,566,859
Cigna Corp.	10,766	2,656,834
CVS Health Corp.	43,754	4,206,072
DaVita, Inc. (a)	2,055	222,700
HCA Healthcare, Inc.	7,984	1,712,967
Henry Schein, Inc. (a)	4,623	374,925
Humana, Inc.	4,285	1,904,940
	Shares	Value

Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings (a)	3,104	$ 745,829
McKesson Corp.	4,994	1,546,192
Molina Healthcare, Inc. (a)	1,947	610,287
Quest Diagnostics, Inc.	3,967	530,943
UnitedHealth Group, Inc.	31,397	15,966,944
Universal Health Services, Inc., Class B	2,438	298,728
		37,700,962
Health Care Technology 0.1%
Cerner Corp.	9,808	918,421
Hotels, Restaurants & Leisure 1.9%
Booking Holdings, Inc. (a)	1,369	3,025,914
Caesars Entertainment, Inc. (a)	7,126	472,311
Carnival Corp. (a)(b)	26,963	466,460
Chipotle Mexican Grill, Inc. (a)	938	1,365,362
Darden Restaurants, Inc.	4,258	560,906
Domino's Pizza, Inc.	1,213	409,994
Expedia Group, Inc. (a)	5,008	875,148
Hilton Worldwide Holdings, Inc. (a)	9,291	1,442,799
Las Vegas Sands Corp. (a)	11,461	406,063
Marriott International, Inc., Class A (a)	9,120	1,618,983
McDonald's Corp.	24,910	6,206,576
MGM Resorts International	12,556	515,298
Norwegian Cruise Line Holdings Ltd. (a)(b)	13,897	278,357
Penn National Gaming, Inc. (a)	5,538	202,525
Royal Caribbean Cruises Ltd. (a)	7,475	581,032
Starbucks Corp.	38,346	2,862,146
Wynn Resorts Ltd. (a)	3,509	247,314
Yum! Brands, Inc.	9,634	1,127,274
		22,664,462
Household Durables 0.3%
DR Horton, Inc.	10,750	748,092
Garmin Ltd.	5,065	555,833
Lennar Corp., Class A	8,713	666,457
Mohawk Industries, Inc. (a)	1,829	257,999
Newell Brands, Inc.	12,621	292,176
NVR, Inc. (a)	109	477,007
PulteGroup, Inc.	8,289	346,149
Whirlpool Corp.	1,967	357,050
		3,700,763
Household Products 1.5%
Church & Dwight Co., Inc.	8,067	787,017
Clorox Co. (The)	4,102	588,514
Colgate-Palmolive Co.	28,097	2,164,874
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Household Products (continued)
Kimberly-Clark Corp.	11,228	$ 1,558,783
Procter & Gamble Co. (The)	79,908	12,829,229
		17,928,417
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	22,225	453,835
Industrial Conglomerates 1.0%
3M Co.	19,038	2,745,660
General Electric Co.	36,647	2,732,034
Honeywell International, Inc.	22,862	4,424,026
Roper Technologies, Inc.	3,516	1,652,239
		11,553,959
Insurance 2.1%
Aflac, Inc.	20,000	1,145,600
Allstate Corp. (The)	9,354	1,183,655
American International Group, Inc.	27,679	1,619,498
Aon plc, Class A	7,161	2,062,296
Arthur J. Gallagher & Co.	6,949	1,170,837
Assurant, Inc.	1,899	345,390
Brown & Brown, Inc.	7,816	484,436
Chubb Ltd.	14,359	2,964,416
Cincinnati Financial Corp.	4,996	612,809
Everest Re Group Ltd.	1,312	360,420
Globe Life, Inc.	3,097	303,754
Hartford Financial Services Group, Inc. (The)	11,164	780,699
Lincoln National Corp.	5,553	334,013
Loews Corp.	6,536	410,722
Marsh & McLennan Cos., Inc.	16,831	2,721,573
MetLife, Inc.	23,391	1,536,321
Principal Financial Group, Inc.	8,099	551,866
Progressive Corp. (The)	19,481	2,091,480
Prudential Financial, Inc.	12,601	1,367,334
Travelers Cos., Inc. (The)	8,041	1,375,493
W R Berkley Corp.	6,983	464,300
Willis Towers Watson plc	4,069	874,265
		24,761,177
Interactive Media & Services 5.2%
Alphabet, Inc. (a)
Class A	10,026	22,881,237
Class C	9,259	21,289,496

Match Group, Inc. (a)	9,437	746,939
Meta Platforms, Inc., Class A (a)	76,975	15,431,178
	Shares	Value

Interactive Media & Services (continued)

Twitter, Inc. (a)	26,656	$ 1,306,677
		61,655,527
Internet & Direct Marketing Retail 3.2%
Amazon.com, Inc. (a)	14,588	36,260,370
eBay, Inc.	20,868	1,083,467
Etsy, Inc. (a)	4,226	393,821
		37,737,658
IT Services 4.4%
Accenture plc, Class A	21,068	6,327,985
Akamai Technologies, Inc. (a)	5,416	608,108
Automatic Data Processing, Inc.	14,003	3,055,175
Broadridge Financial Solutions, Inc.	3,893	561,098
Cognizant Technology Solutions Corp., Class A	17,510	1,416,559
DXC Technology Co. (a)	8,150	233,905
EPAM Systems, Inc. (a)	1,891	501,096
Fidelity National Information Services, Inc.	20,299	2,012,646
Fiserv, Inc. (a)	19,808	1,939,599
FleetCor Technologies, Inc. (a)	2,707	675,451
Gartner, Inc. (a)	2,742	796,688
Global Payments, Inc.	9,492	1,300,214
International Business Machines Corp.	29,896	3,952,550
Jack Henry & Associates, Inc.	2,428	460,300
Mastercard, Inc., Class A	28,771	10,454,806
Paychex, Inc.	10,703	1,356,391
PayPal Holdings, Inc. (a)	38,836	3,414,850
VeriSign, Inc. (a)	3,222	575,739
Visa, Inc., Class A	55,285	11,782,892
		51,426,052
Leisure Products 0.0% ‡
Hasbro, Inc.	4,323	380,683
Life Sciences Tools & Services 1.8%
Agilent Technologies, Inc.	10,013	1,194,251
Bio-Rad Laboratories, Inc., Class A (a)	720	368,683
Bio-Techne Corp.	1,310	497,394
Charles River Laboratories International, Inc. (a)	1,682	406,220
Danaher Corp.	21,213	5,327,221
Illumina, Inc. (a)	5,210	1,545,546
IQVIA Holdings, Inc. (a)	6,368	1,388,160
Mettler-Toledo International, Inc. (a)	766	978,588
PerkinElmer, Inc.	4,207	616,788
Thermo Fisher Scientific, Inc.	13,136	7,263,157
Waters Corp. (a)	2,035	616,646
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
West Pharmaceutical Services, Inc.	2,470	$ 778,198
		20,980,852
Machinery 1.6%
Caterpillar, Inc.	18,033	3,796,668
Cummins, Inc.	4,748	898,274
Deere & Co.	9,349	3,529,715
Dover Corp.	4,800	639,840
Fortive Corp.	11,953	687,297
IDEX Corp.	2,535	481,194
Illinois Tool Works, Inc.	9,522	1,876,881
Ingersoll Rand, Inc.	13,587	597,285
Nordson Corp.	1,804	389,105
Otis Worldwide Corp.	14,166	1,031,851
PACCAR, Inc.	11,578	961,553
Parker-Hannifin Corp.	4,283	1,159,922
Pentair plc	5,516	279,937
Snap-on, Inc.	1,781	378,445
Stanley Black & Decker, Inc.	5,435	653,015
Westinghouse Air Brake Technologies Corp.	6,228	559,959
Xylem, Inc.	6,011	483,886
		18,404,827
Media 0.9%
Charter Communications, Inc., Class A (a)	3,973	1,702,391
Comcast Corp., Class A	150,804	5,995,967
DISH Network Corp., Class A (a)	8,324	237,317
Fox Corp.
Class A	10,528	377,323
Class B	4,860	161,546

Interpublic Group of Cos., Inc. (The)	13,122	428,040
News Corp.
Class A	13,030	258,776
Class B	4,036	80,357

Omnicom Group, Inc.	6,967	530,398
Paramount Global, Class B (b)	20,225	588,952
		10,361,067
Metals & Mining 0.5%
Freeport-McMoRan, Inc.	48,939	1,984,476
Newmont Corp.	26,583	1,936,572
Nucor Corp.	9,067	1,403,390
		5,324,438
Multiline Retail 0.6%
Dollar General Corp.	7,724	1,834,682
	Shares	Value

Multiline Retail (continued)
Dollar Tree, Inc. (a)	7,499	$ 1,218,212
Target Corp.	15,972	3,651,998
		6,704,892
Multi-Utilities 0.9%
Ameren Corp.	8,588	797,825
CenterPoint Energy, Inc.	20,964	641,708
CMS Energy Corp.	9,659	663,477
Consolidated Edison, Inc.	11,793	1,093,683
Dominion Energy, Inc.	27,002	2,204,443
DTE Energy Co.	6,459	846,387
NiSource, Inc.	13,091	381,210
Public Service Enterprise Group, Inc.	16,857	1,174,259
Sempra Energy	10,645	1,717,677
WEC Energy Group, Inc.	10,515	1,052,026
		10,572,695
Oil, Gas & Consumable Fuels 3.8%
APA Corp.	12,110	495,662
Chevron Corp.	64,261	10,067,771
ConocoPhillips	43,411	4,146,619
Coterra Energy, Inc.	27,121	780,814
Devon Energy Corp.	20,989	1,220,930
Diamondback Energy, Inc.	5,677	716,608
EOG Resources, Inc.	19,504	2,277,287
Exxon Mobil Corp.	141,129	12,031,247
Hess Corp.	9,189	947,110
Kinder Morgan, Inc.	65,006	1,179,859
Marathon Oil Corp.	25,953	646,749
Marathon Petroleum Corp.	19,301	1,684,205
Occidental Petroleum Corp.	29,578	1,629,452
ONEOK, Inc.	14,866	941,464
Phillips 66	15,596	1,353,109
Pioneer Natural Resources Co.	7,569	1,759,565
Valero Energy Corp.	13,629	1,519,361
Williams Cos., Inc. (The)	40,504	1,388,882
		44,786,694
Personal Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	7,748	2,045,937
Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	72,662	5,469,269
Catalent, Inc. (a)	5,971	540,734
Eli Lilly and Co.	26,468	7,732,097
Johnson & Johnson	87,760	15,837,169
Merck & Co., Inc.	84,204	7,468,053
Organon & Co.	8,452	273,253
Pfizer, Inc.	187,109	9,181,439
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Viatris, Inc.	40,316	$ 416,464
Zoetis, Inc.	15,772	2,795,587
		49,714,065
Professional Services 0.3%
Equifax, Inc.	4,067	827,716
Jacobs Engineering Group, Inc.	4,308	596,873
Leidos Holdings, Inc.	4,678	484,220
Nielsen Holdings plc	11,961	320,674
Robert Half International, Inc.	3,650	358,832
Verisk Analytics, Inc.	5,372	1,096,157
		3,684,472
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	11,156	926,394
Road & Rail 0.9%
CSX Corp.	73,938	2,539,031
JB Hunt Transport Services, Inc.	2,801	478,551
Norfolk Southern Corp.	7,993	2,061,235
Old Dominion Freight Line, Inc.	3,106	870,053
Union Pacific Corp.	21,232	4,974,445
		10,923,315
Semiconductors & Semiconductor Equipment 5.3%
Advanced Micro Devices, Inc. (a)	54,498	4,660,669
Analog Devices, Inc.	17,512	2,703,502
Applied Materials, Inc.	29,602	3,266,581
Broadcom, Inc.	13,763	7,630,070
Enphase Energy, Inc. (a)	4,465	720,651
Intel Corp.	135,743	5,917,037
KLA Corp.	5,024	1,603,962
Lam Research Corp.	4,650	2,165,784
Microchip Technology, Inc.	18,534	1,208,417
Micron Technology, Inc.	37,329	2,545,464
Monolithic Power Systems, Inc.	1,444	566,394
NVIDIA Corp.	83,340	15,457,070
NXP Semiconductors NV	8,865	1,515,028
Qorvo, Inc. (a)	3,615	411,315
QUALCOMM, Inc.	37,569	5,248,014
Skyworks Solutions, Inc.	5,467	619,411
SolarEdge Technologies, Inc. (a)	1,751	438,468
Teradyne, Inc.	5,434	573,070
Texas Instruments, Inc.	30,787	5,241,487
		62,492,394
	Shares	Value

Software 8.6%
Adobe, Inc. (a)	15,724	$ 6,225,918
ANSYS, Inc. (a)	2,909	801,982
Autodesk, Inc. (a)	7,333	1,387,990
Cadence Design Systems, Inc. (a)	9,239	1,393,703
Ceridian HCM Holding, Inc. (a)	4,560	255,953
Citrix Systems, Inc.	4,158	416,216
Fortinet, Inc. (a)	4,524	1,307,481
Intuit, Inc.	9,440	3,953,000
Microsoft Corp.	249,914	69,356,133
NortonLifeLock, Inc.	19,397	485,701
Oracle Corp.	52,523	3,855,188
Paycom Software, Inc. (a)	1,605	451,759
PTC, Inc. (a)	3,509	400,763
salesforce.com, Inc. (a)	32,836	5,777,166
ServiceNow, Inc. (a)	6,667	3,187,493
Synopsys, Inc. (a)	5,115	1,466,931
Tyler Technologies, Inc. (a)	1,366	539,174
		101,262,551
Specialty Retail 2.1%
Advance Auto Parts, Inc.	2,079	415,031
AutoZone, Inc. (a)	688	1,345,363
Bath & Body Works, Inc.	8,591	454,378
Best Buy Co., Inc.	7,217	649,025
CarMax, Inc. (a)	5,390	462,354
Home Depot, Inc. (The)	34,811	10,457,225
Lowe's Cos., Inc.	22,460	4,441,016
O'Reilly Automotive, Inc. (a)	2,246	1,362,311
Ross Stores, Inc.	11,779	1,175,191
TJX Cos., Inc. (The)	39,766	2,436,861
Tractor Supply Co.	3,794	764,301
Ulta Beauty, Inc. (a)	1,804	715,827
		24,678,883
Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc. (c)	516,821	81,476,831
Hewlett Packard Enterprise Co.	43,118	664,448
HP, Inc.	36,093	1,322,087
NetApp, Inc.	7,410	542,782
Seagate Technology Holdings plc	6,713	550,735
Western Digital Corp. (a)	10,431	553,573
		85,110,456
Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc., Class B	42,546	5,305,486
PVH Corp.	2,333	169,796
Ralph Lauren Corp.	1,543	160,997
Tapestry, Inc.	8,800	289,696
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc. (a)
Class A	6,289	$ 96,599
Class C	7,169	101,728

VF Corp.	10,760	559,520
		6,683,822
Tobacco 0.7%
Altria Group, Inc.	60,777	3,377,378
Philip Morris International, Inc.	51,665	5,166,500
		8,543,878
Trading Companies & Distributors 0.2%
Fastenal Co.	19,186	1,061,178
United Rentals, Inc. (a)	2,414	764,079
WW Grainger, Inc.	1,443	721,543
		2,546,800
Water Utilities 0.1%
American Water Works Co., Inc.	6,052	932,492
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc. (a)	19,572	2,410,096
Total Common Stocks (d) (Cost $251,129,083)		1,164,695,764

Short-Term Investments 1.3%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 0.397% (e)	154,279	154,279
Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 0.419% (e)(f)	1,262,459	1,262,459

	Principal Amount	Value
U.S. Treasury Debt 1.2%
U.S. Treasury Bills
0.45%, due 6/16/22 (c)(g)	$ 14,300,000	$ 14,292,057
Total Short-Term Investments (Cost $15,708,534)		15,708,795
Total Investments (Cost $266,837,617)	100.1%	1,180,404,559
Other Assets, Less Liabilities	(0.1)	(1,320,050)
Net Assets	100.0%	$ 1,179,084,509

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $1,211,906. The Fund received cash collateral with a value of $1,262,459. (See Note 2(H))

(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Fund’s net assets.
(e)	Current yield as of April 30, 2022.
(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 106	$ 4,637	$ (4,589)	$ —	$ —	$ 154	$ —(a)	$ —	154

(a)	Less than $500.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	66	June 2022	$ 14,545,412	$ 13,620,750	$ (924,662)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,164,695,764	$ —	$ —	$ 1,164,695,764
Short-Term Investments
Affiliated Investment Company	154,279	—	—	154,279
Unaffiliated Investment Company	1,262,459	—	—	1,262,459
U.S. Treasury Debt	—	14,292,057	—	14,292,057
Total Short-Term Investments	1,416,738	14,292,057	—	15,708,795
Total Investments in Securities	$ 1,166,112,502	$ 14,292,057	$ —	$ 1,180,404,559
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (924,662)	$ —	$ —	$ (924,662)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay S&P 500 Index Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $266,683,338) including securities on loan of $1,211,906	$1,180,250,280
Investment in affiliated investment companies, at value (identified cost $154,279)	154,279
Receivables:
Dividends	826,152
Fund shares sold	657,706
Securities lending	95
Other assets	87,076
Total assets	1,181,975,588
Liabilities
Cash collateral received for securities on loan	1,262,459
Due to custodian	1,415
Payables:
Variation margin on futures contracts	511,151
Fund shares redeemed	464,294
Transfer agent (See Note 3)	211,892
NYLIFE Distributors (See Note 3)	191,534
Manager (See Note 3)	163,339
Shareholder communication	43,809
Custodian	21,171
Professional fees	18,020
Trustees	1,433
Accrued expenses	562
Total liabilities	2,891,079
Net assets	$1,179,084,509
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,782
Additional paid-in-capital	186,166,797
186,189,579
Total distributable earnings (loss)	992,894,930
Net assets	$1,179,084,509
Class A
Net assets applicable to outstanding shares	$823,533,976
Shares of beneficial interest outstanding	15,992,818
Net asset value per share outstanding	$51.49
Maximum sales charge (1.50% of offering price)	0.78
Maximum offering price per share outstanding	$52.27
Investor Class
Net assets applicable to outstanding shares	$48,377,408
Shares of beneficial interest outstanding	941,633
Net asset value per share outstanding	$51.38
Maximum sales charge (1.00% of offering price)	0.52
Maximum offering price per share outstanding	$51.90
Class I
Net assets applicable to outstanding shares	$307,017,896
Shares of beneficial interest outstanding	5,844,681
Net asset value and offering price per share outstanding	$52.53
SIMPLE Class
Net assets applicable to outstanding shares	$155,229
Shares of beneficial interest outstanding	3,015
Net asset value and offering price per share outstanding	$51.49
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,951)	$9,539,968
Interest	7,485
Securities lending	1,301
Dividends-affiliated	26
Total income	9,548,780
Expenses
Distribution/Service—Class A (See Note 3)	1,105,714
Distribution/Service—Investor Class (See Note 3)	67,872
Distribution/Service—SIMPLE Class (See Note 3)	267
Manager (See Note 3)	1,068,643
Transfer agent (See Note 3)	475,596
Professional fees	57,812
Registration	41,007
Shareholder communication	24,495
Custodian	23,245
Trustees	13,890
Miscellaneous	75,376
Total expenses before waiver/reimbursement	2,953,917
Expense waiver/reimbursement from Manager (See Note 3)	(27,234)
Net expenses	2,926,683
Net investment income (loss)	6,622,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	79,981,025
Futures transactions	(782,148)
Net realized gain (loss)	79,198,877
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(213,409,076)
Futures contracts	(1,068,965)
Net change in unrealized appreciation (depreciation)	(214,478,041)
Net realized and unrealized gain (loss)	(135,279,164)
Net increase (decrease) in net assets resulting from operations	$(128,657,067)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay S&P 500 Index Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,622,097	$13,729,351
Net realized gain (loss)	79,198,877	52,080,324
Net change in unrealized appreciation (depreciation)	(214,478,041)	391,282,536
Net increase (decrease) in net assets resulting from operations	(128,657,067)	457,092,211
Distributions to shareholders:
Class A	(39,573,293)	(56,038,250)
Investor Class	(2,447,120)	(5,128,675)
Class I	(21,892,265)	(41,144,122)
SIMPLE Class	(2,833)	(1,984)
Total distributions to shareholders	(63,915,511)	(102,313,031)
Capital share transactions:
Net proceeds from sales of shares	87,923,915	218,385,665
Net asset value of shares issued to shareholders in reinvestment of distributions	62,992,101	101,126,869
Cost of shares redeemed	(215,428,810)	(332,173,529)
Increase (decrease) in net assets derived from capital share transactions	(64,512,794)	(12,660,995)
Net increase (decrease) in net assets	(257,085,372)	342,118,185
Net Assets
Beginning of period	1,436,169,881	1,094,051,696
End of period	$1,179,084,509	$1,436,169,881
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$59.77	$45.82	$49.60	$49.27	$53.27	$47.57
Net investment income (loss) (a)	0.26	0.49	0.58	0.67	0.69	0.65
Net realized and unrealized gain (loss)	(5.91)	17.71	3.44	5.52	2.61	9.47
Total from investment operations	(5.65)	18.20	4.02	6.19	3.30	10.12
Less distributions:
From net investment income	(0.53)	(0.55)	(0.91)	(0.77)	(0.79)	(1.07)
From net realized gain on investments	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)
Total distributions	(2.63)	(4.25)	(7.80)	(5.86)	(7.30)	(4.42)
Net asset value at end of period	$51.49	$59.77	$45.82	$49.60	$49.27	$53.27
Total investment return (b)	(9.87)%	42.19%	9.21%	13.80%	6.77%	22.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%††	0.92%	1.32%	1.44%	1.39%	1.33%
Net expenses (c)	0.50%††	0.50%	0.54%	0.54%	0.54%	0.60%
Expenses (before waiver/reimbursement) (c)	0.50%††	0.50%	0.54%	0.54%	0.54%	0.64%
Portfolio turnover rate	1%	5%	15%	3%	3%	3%
Net assets at end of period (in 000’s)	$823,534	$894,565	$602,036	$559,780	$511,043	$527,768

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$59.55	$45.68	$49.50	$49.18	$53.18	$47.51
Net investment income (loss) (a)	0.21	0.40	0.51	0.59	0.62	0.63
Net realized and unrealized gain (loss)	(5.89)	17.63	3.43	5.52	2.58	9.43
Total from investment operations	(5.68)	18.03	3.94	6.11	3.20	10.06
Less distributions:
From net investment income	(0.39)	(0.46)	(0.87)	(0.70)	(0.69)	(1.04)
From net realized gain on investments	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)
Total distributions	(2.49)	(4.16)	(7.76)	(5.79)	(7.20)	(4.39)
Net asset value at end of period	$51.38	$59.55	$45.68	$49.50	$49.18	$53.18
Total investment return (b)	(9.94)%	41.89%	9.03%	13.62%	6.58%	22.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%††	0.75%	1.16%	1.26%	1.23%	1.29%
Net expenses (c)	0.70%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.80%††	0.82%	0.88%	0.89%	0.87%	0.82%
Portfolio turnover rate	1%	5%	15%	3%	3%	3%
Net assets at end of period (in 000's)	$48,377	$58,363	$55,546	$54,505	$41,907	$38,052

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay S&P 500 Index Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$60.97	$46.66	$50.38	$49.97	$53.93	$48.12
Net investment income (loss) (a)	0.34	0.64	0.70	0.81	0.83	0.78
Net realized and unrealized gain (loss)	(6.02)	18.03	3.50	5.59	2.64	9.56
Total from investment operations	(5.68)	18.67	4.20	6.40	3.47	10.34
Less distributions:
From net investment income	(0.66)	(0.66)	(1.03)	(0.90)	(0.92)	(1.18)
From net realized gain on investments	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)
Total distributions	(2.76)	(4.36)	(7.92)	(5.99)	(7.43)	(4.53)
Net asset value at end of period	$52.53	$60.97	$46.66	$50.38	$49.97	$53.93
Total investment return (b)	(9.75)%	42.56%	9.47%	14.08%	7.05%	23.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%††	1.19%	1.56%	1.74%	1.64%	1.58%
Net expenses (c)	0.25%††	0.25%	0.29%	0.29%	0.29%	0.35%
Expenses (before waiver/reimbursement) (c)	0.25%††	0.25%	0.29%	0.29%	0.29%	0.39%
Portfolio turnover rate	1%	5%	15%	3%	3%	3%
Net assets at end of period (in 000’s)	$307,018	$483,174	$436,446	$399,842	$592,457	$717,528

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$59.73	$45.65	$48.83**
Net investment income (loss) (a)	0.12	0.21	0.02
Net realized and unrealized gain (loss)	(5.88)	17.74	(3.20)
Total from investment operations	(5.76)	17.95	(3.18)
Less distributions:
From net investment income	(0.38)	(0.17)	—
From net realized gain on investments	(2.10)	(3.70)	—
Total distributions	(2.48)	(3.87)	—
Net asset value at end of period	$51.49	$59.73	$45.65
Total investment return (b)	(10.04)%	41.54%	(6.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%††	0.39%	0.30%††
Net expenses (c)	0.95%††	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	1.05%††	1.06%	1.15%††
Portfolio turnover rate	1%	5%	15%
Net assets at end of period (in 000’s)	$155	$68	$23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay S&P 500 Index Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the
25

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of

26	MainStay S&P 500 Index Fund

such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures
27

Notes to Financial Statements (Unaudited) (continued)
positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(J) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Liability Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(924,662)	$(924,662)
Total Fair Value	$(924,662)	$(924,662)

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

28	MainStay S&P 500 Index Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$(782,148)	$(782,148)
Total Net Realized Gain (Loss)	$(782,148)	$(782,148)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(1,068,965)	$(1,068,965)
Total Net Change in Unrealized Appreciation (Depreciation)	$(1,068,965)	$(1,068,965)

Average Notional Amount	Total
Futures Contracts Long	$11,220,454
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.16% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Investor Class and SIMPLE Class shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $1,068,643 and waived fees and/or reimbursed expenses in the amount of $27,234 and paid the Subadvisor fees of $520,705.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
29

Notes to Financial Statements (Unaudited) (continued)
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $85,314 and $7,194, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class shares during the six-month period ended April 30, 2022, of $80.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$261,775	$—
Investor Class	96,319	—
Class I	117,312	—
SIMPLE Class	190	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$8,914,666	2.9%
SIMPLE Class	29,758	19.2
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$269,633,782	$920,264,930	$(9,494,153)	$910,770,777
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$19,032,979
Long-Term Capital Gains	83,280,052
Total	$102,313,031
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund,

30	MainStay S&P 500 Index Fund

certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $9,904 and $143,045, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,158,278	$65,774,299
Shares issued to shareholders in reinvestment of distributions	681,396	38,730,567
Shares redeemed	(923,910)	(52,173,526)
Net increase (decrease) in shares outstanding before conversion	915,764	52,331,340
Shares converted into Class A (See Note 1)	116,144	6,772,513
Shares converted from Class A (See Note 1)	(6,099)	(332,911)
Net increase (decrease)	1,025,809	$58,770,942
Year ended October 31, 2021:
Shares sold	2,338,699	$124,181,704
Shares issued to shareholders in reinvestment of distributions	1,163,866	54,969,414
Shares redeemed	(2,112,025)	(111,330,020)
Net increase (decrease) in shares outstanding before conversion	1,390,540	67,821,098
Shares converted into Class A (See Note 1)	438,333	22,796,174
Shares converted from Class A (See Note 1)	(654)	(33,352)
Net increase (decrease)	1,828,219	$90,583,920

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	92,299	$5,182,137
Shares issued to shareholders in reinvestment of distributions	43,080	2,445,230
Shares redeemed	(58,699)	(3,315,915)
Net increase (decrease) in shares outstanding before conversion	76,680	4,311,452
Shares converted into Investor Class (See Note 1)	1,267	69,330
Shares converted from Investor Class (See Note 1)	(116,360)	(6,772,513)
Net increase (decrease)	(38,413)	$(2,391,731)
Year ended October 31, 2021:
Shares sold	215,863	$11,330,614
Shares issued to shareholders in reinvestment of distributions	108,660	5,122,224
Shares redeemed	(121,766)	(6,383,419)
Net increase (decrease) in shares outstanding before conversion	202,757	10,069,419
Shares converted into Investor Class (See Note 1)	655	33,352
Shares converted from Investor Class (See Note 1)	(439,434)	(22,796,174)
Net increase (decrease)	(236,022)	$(12,693,403)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	289,460	$16,867,436
Shares issued to shareholders in reinvestment of distributions	376,549	21,813,472
Shares redeemed	(2,750,221)	(159,939,349)
Net increase (decrease) in shares outstanding before conversion	(2,084,212)	(121,258,441)
Shares converted into Class I (See Note 1)	4,742	263,581
Net increase (decrease)	(2,079,470)	$(120,994,860)
Year ended October 31, 2021:
Shares sold	1,578,904	$82,841,231
Shares issued to shareholders in reinvestment of distributions	853,614	41,033,248
Shares redeemed	(3,861,408)	(214,460,090)
Net increase (decrease)	(1,428,890)	$(90,585,611)

31

Notes to Financial Statements (Unaudited) (continued)
SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,832	$100,043
Shares issued to shareholders in reinvestment of distributions	50	2,832
Shares redeemed	—(a)	(20)
Net increase (decrease)	1,882	$102,855
Year ended October 31, 2021:
Shares sold	579	$32,116
Shares issued to shareholders in reinvestment of distributions	42	1,983
Net increase (decrease)	621	$34,099

(a)	Share amount is less than 0.05.
Note 10-Litigation
The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct

32	MainStay S&P 500 Index Fund

entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court’s dismissal of plaintiff’s intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. On February 22, 2022, the Supreme Court denied the petition, and the matter has therefore been resolved. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Fund in connection with the LBO and the Fund's cost basis in shares of Tribune was as follows:
Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s

34	MainStay S&P 500 Index Fund

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

36	MainStay S&P 500 Index Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

38	MainStay S&P 500 Index Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737109MS086-22
MSSP10-06/22
(NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	12/17/2012	-5.03%	-3.50%	2.60%	3.57%	1.01%
		Excluding sales charges		-2.09	-0.52	3.23	3.91	1.01
Investor Class Shares[3]	Maximum 2.5% Initial Sales Charge	With sales charges	12/17/2012	-4.58	-3.09	2.55	3.46	1.10
		Excluding sales charges		-2.13	-0.61	3.17	3.80	1.10
Class C Shares	Maximum 1% CDSC	With sales charges	12/17/2012	-3.46	-2.21	2.40	3.04	1.85
	if Redeemed Within 18 months of Purchase	Excluding sales charges		-2.50	-1.25	2.40	3.04	1.85
Class I Shares	No Sales Charge		12/17/2012	-2.07	-0.27	3.49	4.16	0.76
Class R2 Shares	No Sales Charge		12/17/2012	-2.14	-0.52	3.15	3.80	1.11
Class R3 Shares	No Sales Charge		2/29/2016	-2.26	-0.86	2.87	4.47	1.36

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[2]	-3.51%	-1.79%	3.66%	4.18%
Morningstar High Yield Bond Category Average[3]	-6.57	-4.79	2.78	3.65

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofA 1-5
Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S.
domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$979.10	$4.96	$1,019.79	$5.06	1.01%
Investor Class Shares	$1,000.00	$978.70	$5.40	$1,019.34	$5.51	1.10%
Class C Shares	$1,000.00	$975.00	$9.06	$1,015.62	$9.25	1.85%
Class I Shares	$1,000.00	$979.30	$3.73	$1,021.03	$3.81	0.76%
Class R2 Shares	$1,000.00	$978.60	$5.45	$1,019.29	$5.56	1.11%
Class R3 Shares	$1,000.00	$977.40	$6.67	$1,018.05	$6.81	1.36%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	HCA, Inc., 5.375%-8.36%, due 5/1/23–2/15/26
2.	T-Mobile US, Inc., 2.25%-5.375%, due 2/15/26–2/1/28
3.	VICI Properties LP, 1.625%-5.625%, due 5/1/24–6/15/25
4.	Carnival Corp., 5.75%-10.50%, due 2/1/26–3/1/27
5.	Sprint Corp., 7.875%, due 9/15/23
6.	Ford Motor Credit Co. LLC, 2.30%-5.584%, due 8/3/22–8/10/26
7.	TransDigm, Inc., 3.014%-8.00%, due 12/9/25–3/15/26
8.	FS Energy and Power Fund, 7.50%, due 8/15/23
9.	Churchill Downs, Inc., 2.77%-5.50%, due 12/27/24–4/1/27
10.	DISH Network Corp., 2.375%-3.375%, due 3/15/24–8/15/26

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay Short Duration High Yield Fund returned −2.07%, outperforming the −3.51% return of the Fund’s benchmark, the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index (the "Index"). Over the same period, Class I shares also outperformed the −6.57% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The high-yield market finished 2021 on a strong note, with the Index up approximately 1.4% in December. However, the positive sentiment at the end of 2021 did not spill over into the new year as risk assets sold off on inflationary fears, expected tighter monetary policy and the mounting tensions and eventual Russian invasion of Ukraine. Going into the final month of the reporting period, market volatility had not slowed. The Index was down an additional 1.9% in April although it fared better than both the high-yield market as a whole and the aggregate U.S. bond market. Stocks, as measured by the S&P 500® Index were down over 8% in April 2022.
During the reporting period, the Fund’s returns were down on an absolute basis but outperformed the Index. Security selection within energy and basic industry made the strongest contributions to relative returns. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
The sell-off in risk assets, coupled with the sharp move higher in U.S. Treasury yields, had a negative impact on the high-yield market during the reporting period.
What was the Fund’s duration2 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund had a lower duration relative to the Index throughout the reporting period, which was beneficial to returns. As of April 30, 2022, the Fund’s modified duration to worst3 was 1.88 years, while the modified duration to worst of the Index was 2.71 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection in the energy and basic industry sectors were top contributors to the Fund’s relative performance during the reporting period. Underweight exposure to the financial services and consumer goods sectors also contributed strongly. Conversely, security selection in the leisure sector was a slight detractor.
From a credit quality perspective, the Fund’s selection within BB4 credits was the largest positive contributor to relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we closed out the Fund’s positions in real estate investment trust MGM Growth Properties, media company Meredith and managed health care provider Molina Healthcare. The Fund initiated positions in recreational vehicle manufacturer Winnebago Industries, personal services company Service Corporation International and health care company Owens & Minor.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period there were no material changes to the sector weightings in the Fund. On the margin, we added to utilities, information technology and consumer discretionary exposure, while moderately trimming exposure to financials and communication services.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
4.
An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, relative to the Index, the Fund held overweight exposure to energy, materials and communication services, and underweight exposure to consumer discretionary, consumer staples, financials and industrials.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Short Duration High Yield Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 92.9%
Convertible Bonds 1.9%
Investment Companies 0.3%
Ares Capital Corp.
4.625%, due 3/1/24	$ 4,500,000	$ 4,978,350
Media 1.5%
DISH Network Corp.
2.375%, due 3/15/24	21,650,000	20,204,862
3.375%, due 8/15/26	2,300,000	1,978,000
		22,182,862
Oil & Gas 0.1%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (a)(b)	260,000	1,795,300
Total Convertible Bonds (Cost $27,364,757)		28,956,512
Corporate Bonds 74.7%
Advertising 0.3%
Outfront Media Capital LLC
6.25%, due 6/15/25 (c)	4,000,000	4,050,000
Aerospace & Defense 1.6%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	3,600,000	3,177,000
TransDigm UK Holdings plc
6.875%, due 5/15/26	3,100,000	3,084,500
TransDigm, Inc. (c)
6.25%, due 3/15/26	7,900,000	7,860,500
8.00%, due 12/15/25	9,005,000	9,372,584
		23,494,584
Airlines 0.9%
American Airlines, Inc.
5.50%, due 4/20/26 (c)	2,200,000	2,180,750
Delta Air Lines, Inc.
4.50%, due 10/20/25 (c)	2,000,000	1,986,465
7.00%, due 5/1/25 (c)	4,375,000	4,683,027
7.375%, due 1/15/26	1,500,000	1,597,500
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	541,669	572,008
United Airlines, Inc.
4.375%, due 4/15/26 (c)	3,500,000	3,379,250
		14,399,000
	Principal Amount	Value

Auto Manufacturers 2.9%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	$ 5,000,000	$ 4,643,500
2.70%, due 8/10/26	4,000,000	3,565,920
2.979%, due 8/3/22	1,797,000	1,797,000
3.087%, due 1/9/23	2,400,000	2,402,112
3.096%, due 5/4/23	1,065,000	1,052,651
3.37%, due 11/17/23	4,000,000	3,930,000
3.375%, due 11/13/25	7,000,000	6,721,260
3.664%, due 9/8/24	1,150,000	1,112,625
4.14%, due 2/15/23	1,100,000	1,099,197
5.125%, due 6/16/25	3,000,000	2,992,500
5.584%, due 3/18/24	840,000	849,442
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	14,003,000	14,027,785
		44,193,992
Auto Parts & Equipment 1.5%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	6,000,000	5,350,380
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	6,760,000	6,354,400
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	10,565,000	9,792,065
Meritor, Inc.
6.25%, due 6/1/25 (c)	1,660,000	1,718,930
		23,215,775
Building Materials 0.5%
Koppers, Inc.
6.00%, due 2/15/25 (c)	5,475,000	5,297,063
Summit Materials LLC
6.50%, due 3/15/27 (c)	2,850,000	2,839,170
		8,136,233
Chemicals 1.0%
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	7,385,000	7,698,862
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	3,000,000	2,877,300
NOVA Chemicals Corp.
4.875%, due 6/1/24 (c)	2,150,000	2,120,438
SCIL IV LLC
5.375%, due 11/1/26 (c)	3,325,000	3,034,062
		15,730,662
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Coal 0.3%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	$ 2,800,000	$ 3,003,000
Natural Resource Partners LP
9.125%, due 6/30/25 (c)	2,000,000	2,035,000
		5,038,000
Commercial Services 1.9%
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (c)	5,000,000	4,648,450
Graham Holdings Co.
5.75%, due 6/1/26 (c)	8,100,000	8,160,750
Herc Holdings, Inc.
5.50%, due 7/15/27 (c)	2,000,000	1,959,400
Legends Hospitality Holding Co. LLC
5.00%, due 2/1/26 (c)	2,000,000	1,876,900
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	7,785,000	7,805,630
Service Corp. International
7.50%, due 4/1/27	3,150,000	3,425,625
United Rentals North America, Inc.
5.50%, due 5/15/27	1,165,000	1,185,388
		29,062,143
Distribution & Wholesale 0.8%
Avient Corp.
5.25%, due 3/15/23	1,750,000	1,754,375
5.75%, due 5/15/25 (c)	6,845,000	6,912,834
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	3,500,000	3,640,000
		12,307,209
Diversified Financial Services 1.3%
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	10,090,000	9,969,021
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	3,260,000	3,243,309
Oxford Finance LLC
6.375%, due 2/1/27 (c)	1,500,000	1,518,450
PRA Group, Inc.
7.375%, due 9/1/25 (c)	2,650,000	2,741,955
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	1,920,000	2,007,897
		19,480,632
Electric 1.3%
DPL, Inc.
4.125%, due 7/1/25	3,650,000	3,504,000
	Principal Amount	Value

Electric (continued)
NextEra Energy Operating Partners LP (c)
3.875%, due 10/15/26	$ 3,500,000	$ 3,303,125
4.25%, due 7/15/24	4,030,000	4,000,541
NRG Energy, Inc.
6.625%, due 1/15/27	1,500,000	1,518,750
Pacific Gas and Electric Co.
1.75%, due 6/16/22	2,000,000	1,998,643
Vistra Corp. (c)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	1,500,000	1,458,750
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	4,100,000	4,125,625
		19,909,434
Electrical Components & Equipment 0.5%
WESCO Distribution, Inc.
7.125%, due 6/15/25 (c)	7,650,000	7,946,438
Energy-Alternate Sources 0.2%
TerraForm Power Operating LLC
4.25%, due 1/31/23 (c)	2,520,000	2,523,150
Engineering & Construction 0.2%
Artera Services LLC
9.033%, due 12/4/25 (c)	2,500,000	2,366,113
Entertainment 3.6%
Churchill Downs, Inc.
5.50%, due 4/1/27 (c)	19,375,000	19,024,506
International Game Technology plc (c)
4.125%, due 4/15/26	9,950,000	9,383,044
6.25%, due 1/15/27	1,630,000	1,655,053
6.50%, due 2/15/25	4,300,000	4,375,250
Live Nation Entertainment, Inc.
6.50%, due 5/15/27 (c)	6,420,000	6,659,466
Powdr Corp.
6.00%, due 8/1/25 (c)	2,682,000	2,715,525
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	10,582,000	10,820,095
		54,632,939
Food 0.3%
B&G Foods, Inc.
5.25%, due 4/1/25	4,300,000	4,094,473
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Post Holdings, Inc.
5.75%, due 3/1/27 (c)	$ 350,000	$ 345,187
		4,439,660
Food Service 0.8%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	12,185,000	12,408,838
Forest Products & Paper 0.2%
Mercer International, Inc.
5.50%, due 1/15/26	1,000,000	991,360
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	1,631,000	1,846,821
		2,838,181
Gas 1.0%
AmeriGas Partners LP
5.625%, due 5/20/24	7,500,000	7,489,875
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (c)	7,200,000	7,128,000
		14,617,875
Healthcare-Services 4.9%
Catalent Pharma Solutions, Inc.
5.00%, due 7/15/27 (c)	5,216,000	5,053,000
Encompass Health Corp.
5.75%, due 9/15/25	4,335,000	4,410,863
HCA, Inc.
5.375%, due 2/1/25	13,100,000	13,476,625
5.875%, due 5/1/23	9,255,000	9,546,532
5.875%, due 2/15/26	2,000,000	2,071,000
7.50%, due 12/15/23	11,610,000	12,088,912
7.58%, due 9/15/25	5,623,000	6,051,754
8.36%, due 4/15/24	10,000,000	10,675,000
IQVIA, Inc.
5.00%, due 10/15/26 (c)	5,515,000	5,487,428
ModivCare, Inc.
5.875%, due 11/15/25 (c)	6,000,000	5,880,000
		74,741,114
Holding Companies-Diversified 0.8%
Stena International SA
6.125%, due 2/1/25 (c)	12,220,000	12,115,470
Home Builders 1.7%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	6,815,000	6,639,785
	Principal Amount	Value

Home Builders (continued)
Century Communities, Inc.
6.75%, due 6/1/27	$ 3,000,000	$ 3,033,030
Installed Building Products, Inc.
5.75%, due 2/1/28 (c)	4,000,000	3,789,647
Meritage Homes Corp.
5.125%, due 6/6/27	1,000,000	977,500
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (c)	6,869,000	6,996,764
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	1,645,000	1,554,525
Winnebago Industries, Inc.
6.25%, due 7/15/28 (c)	2,300,000	2,282,750
		25,274,001
Household Products & Wares 0.1%
Spectrum Brands, Inc.
5.75%, due 7/15/25	1,000,000	1,010,000
Housewares 0.3%
Newell Brands, Inc.
4.10%, due 4/1/23 (f)	2,250,000	2,251,407
4.875%, due 6/1/25	1,750,000	1,772,706
		4,024,113
Insurance 0.7%
MGIC Investment Corp.
5.75%, due 8/15/23	4,000,000	4,050,000
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	6,485,000	6,760,612
		10,810,612
Internet 1.4%
Netflix, Inc.
3.625%, due 6/15/25 (c)	1,000,000	977,500
5.75%, due 3/1/24	4,980,000	5,166,750
5.875%, due 2/15/25	665,000	689,937
NortonLifeLock, Inc.
5.00%, due 4/15/25 (c)	7,175,000	7,166,462
Uber Technologies, Inc.
7.50%, due 5/15/25 (c)	6,345,000	6,551,276
		20,551,925
Investment Companies 2.4%
Ares Capital Corp.
3.875%, due 1/15/26	1,000,000	960,031
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	22,844,000	23,215,215
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Investment Companies (continued)
Icahn Enterprises LP
4.75%, due 9/15/24	$ 12,500,000	$ 12,187,500
		36,362,746
Iron & Steel 0.9%
Allegheny Ludlum LLC
6.95%, due 12/15/25	2,430,000	2,548,462
Mineral Resources Ltd. (c)
8.00%, due 11/1/27	2,505,000	2,495,606
8.125%, due 5/1/27	8,625,000	8,756,359
		13,800,427
Leisure Time 2.4%
Carnival Corp. (c)
5.75%, due 3/1/27	8,300,000	7,515,775
7.625%, due 3/1/26	9,660,000	9,454,725
10.50%, due 2/1/26	14,000,000	15,400,000
CWT Travel Group, Inc.
8.50%, due 11/19/26 (c)	1,608,846	1,588,735
Lindblad Expeditions LLC
6.75%, due 2/15/27 (c)	1,825,000	1,790,781
		35,750,016
Lodging 2.0%
Boyd Gaming Corp.
8.625%, due 6/1/25 (c)	11,957,000	12,465,053
Genting New York LLC
3.30%, due 2/15/26 (c)	1,500,000	1,370,947
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (c)	5,590,000	5,703,533
Hilton Worldwide Finance LLC
4.875%, due 4/1/27	1,315,000	1,301,850
Hyatt Hotels Corp.
5.625%, due 4/23/25 (f)	5,070,000	5,220,911
Marriott International, Inc.
3.75%, due 10/1/25	1,000,000	993,116
Series Z
4.15%, due 12/1/23	1,500,000	1,518,193
Series EE
5.75%, due 5/1/25	932,000	976,813
		29,550,416
Machinery-Diversified 0.5%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (g)(h)	3,425,000	34,250
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	3,500,000	3,508,750
	Principal Amount	Value

Machinery-Diversified (continued)
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (c)	$ 3,613,000	$ 3,384,731
		6,927,731
Media 3.0%
CCO Holdings LLC (c)
5.00%, due 2/1/28	2,900,000	2,762,250
5.125%, due 5/1/27	1,500,000	1,462,170
5.50%, due 5/1/26	12,650,000	12,681,625
CSC Holdings LLC
5.25%, due 6/1/24	9,250,000	9,040,765
5.875%, due 9/15/22	3,250,000	3,267,388
DIRECTV Financing LLC
5.875%, due 8/15/27 (c)	4,500,000	4,235,625
DISH DBS Corp.
5.875%, due 7/15/22	3,550,000	3,554,224
LCPR Senior Secured Financing DAC
6.75%, due 10/15/27 (c)	5,000,000	4,968,875
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (a)(h)(i)(j)	3,000,000	3,000,000
Townsquare Media, Inc.
6.875%, due 2/1/26 (c)	485,000	482,866
		45,455,788
Metal Fabricate & Hardware 0.1%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (c)	1,000,000	966,250
Mining 1.9%
Arconic Corp.
6.00%, due 5/15/25 (c)	3,000,000	3,010,230
Century Aluminum Co.
7.50%, due 4/1/28 (c)	2,500,000	2,509,375
Compass Minerals International, Inc. (c)
4.875%, due 7/15/24	12,860,000	12,731,400
6.75%, due 12/1/27	1,500,000	1,518,555
First Quantum Minerals Ltd. (c)
7.25%, due 4/1/23	1,251,000	1,250,712
7.50%, due 4/1/25	2,500,000	2,530,714
Novelis Corp.
3.25%, due 11/15/26 (c)	5,665,000	5,169,029
		28,720,015
Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc.
5.625%, due 7/1/27 (c)	3,000,000	2,977,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
EnPro Industries, Inc.
5.75%, due 10/15/26	$ 1,000,000	$ 1,000,000
FXI Holdings, Inc. (c)
7.875%, due 11/1/24	1,965,000	1,936,861
12.25%, due 11/15/26	439,000	467,535
Hillenbrand, Inc.
5.00%, due 9/15/26 (f)	6,080,000	5,988,800
5.75%, due 6/15/25	3,515,000	3,541,363
		15,912,059
Oil & Gas 7.3%
Ascent Resources Utica Holdings LLC (c)
7.00%, due 11/1/26	3,900,000	3,930,576
9.00%, due 11/1/27	1,556,000	2,164,936
California Resources Corp.
7.125%, due 2/1/26 (c)	4,520,000	4,597,518
Callon Petroleum Co.
9.00%, due 4/1/25 (c)	8,095,000	8,580,700
Centennial Resource Production LLC
5.375%, due 1/15/26 (c)	6,100,000	5,947,500
Chevron USA, Inc.
3.90%, due 11/15/24	4,550,000	4,612,992
Civitas Resources, Inc.
5.00%, due 10/15/26 (c)	1,045,000	992,750
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	3,000,000	3,142,530
Earthstone Energy Holdings LLC
8.00%, due 4/15/27 (c)	2,000,000	1,992,890
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	4,515,000	4,526,287
Endeavor Energy Resources LP
6.625%, due 7/15/25 (c)	900,000	924,750
EQT Corp.
6.625%, due 2/1/25 (f)	7,850,000	8,170,201
Gulfport Energy Operating Corp.
8.00%, due 5/17/26	88,094	90,611
8.00%, due 5/17/26 (c)	4,510,560	4,639,427
Gulfport Energy Operating Corp. Escrow Claim Shares (g)(i)(j)
6.00%, due 10/15/24	2,245,000	—
6.625%, due 5/1/23	4,452,000	—
Hess Corp.
3.50%, due 7/15/24	910,000	904,089
Matador Resources Co.
5.875%, due 9/15/26	7,220,000	7,088,163
	Principal Amount	Value

Oil & Gas (continued)
Oasis Petroleum, Inc.
6.375%, due 6/1/26 (c)	$ 2,780,000	$ 2,793,511
Occidental Petroleum Corp.
5.50%, due 12/1/25	2,000,000	2,035,000
5.55%, due 3/15/26	1,000,000	1,025,000
5.875%, due 9/1/25	3,160,000	3,245,541
8.00%, due 7/15/25	5,000,000	5,387,500
Parkland Corp.
5.875%, due 7/15/27 (c)	2,070,000	2,007,279
PBF Holding Co. LLC
9.25%, due 5/15/25 (c)	3,100,000	3,213,739
PDC Energy, Inc.
5.75%, due 5/15/26	2,775,000	2,700,519
6.125%, due 9/15/24	2,450,000	2,455,562
Range Resources Corp.
4.875%, due 5/15/25	1,550,000	1,534,500
Southwestern Energy Co.
5.95%, due 1/23/25 (f)	2,199,000	2,230,622
Talos Production, Inc.
12.00%, due 1/15/26	11,410,000	12,268,374
Transocean Guardian Ltd.
5.875%, due 1/15/24 (c)	1,030,874	986,712
Transocean Pontus Ltd.
6.125%, due 8/1/25 (c)	4,052,850	3,981,722
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (c)	2,568,750	2,471,703
		110,643,204
Oil & Gas Services 1.2%
Bristow Group, Inc.
6.875%, due 3/1/28 (c)	1,500,000	1,470,002
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	3,775,000	2,378,250
TechnipFMC plc
6.50%, due 2/1/26 (c)	10,672,000	11,045,520
Weatherford International Ltd.
11.00%, due 12/1/24 (c)	2,800,000	2,884,000
		17,777,772
Packaging & Containers 0.3%
Cascades, Inc.
5.125%, due 1/15/26 (c)	4,831,000	4,698,148
Pharmaceuticals 0.9%
Bausch Health Americas, Inc.
9.25%, due 4/1/26 (c)	1,250,000	1,240,875
Bausch Health Cos., Inc.
6.125%, due 4/15/25 (c)	7,776,000	7,798,861
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Endo DAC
5.875%, due 10/15/24 (c)	$ 4,150,000	$ 3,828,375
PRA Health Sciences, Inc.
2.875%, due 7/15/26 (c)	1,500,000	1,389,810
		14,257,921
Pipelines 5.0%
Antero Midstream Partners LP
5.75%, due 3/1/27 (c)	5,835,000	5,681,715
EQM Midstream Partners LP
4.125%, due 12/1/26	675,000	626,906
6.00%, due 7/1/25 (c)	5,980,000	5,926,479
Genesis Energy LP
5.625%, due 6/15/24	2,050,000	2,003,875
6.25%, due 5/15/26	2,190,000	2,042,175
6.50%, due 10/1/25	3,640,000	3,458,000
Hess Midstream Operations LP
5.625%, due 2/15/26 (c)	6,349,000	6,349,000
Holly Energy Partners LP
6.375%, due 4/15/27 (c)	1,000,000	1,020,000
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	2,200,000	2,072,587
NuStar Logistics LP
5.75%, due 10/1/25	1,500,000	1,492,500
PBF Logistics LP
6.875%, due 5/15/23	4,000,000	3,990,200
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (e)(k)	18,663,000	15,536,947
Rockies Express Pipeline LLC
3.60%, due 5/15/25 (c)	2,905,000	2,758,908
Ruby Pipeline LLC
(zero coupon), due 4/1/22 (c)(f)(g)(l)	8,179,788	7,259,562
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	6,880,000	6,423,374
TransMontaigne Partners LP
6.125%, due 2/15/26	4,600,000	4,502,250
Western Midstream Operating LP
4.65%, due 7/1/26	4,315,000	4,255,669
		75,400,147
Real Estate 0.8%
Newmark Group, Inc.
6.125%, due 11/15/23	12,225,000	12,459,720
	Principal Amount	Value

Real Estate Investment Trusts 2.8%
GLP Capital LP
5.25%, due 6/1/25	$ 2,500,000	$ 2,544,500
5.375%, due 11/1/23	3,110,000	3,154,660
5.375%, due 4/15/26	700,000	714,103
MPT Operating Partnership LP
5.25%, due 8/1/26	2,500,000	2,503,775
VICI Properties LP (c)
1.625%, due 6/15/25	2,985,000	2,970,075
3.50%, due 2/15/25	10,640,000	10,214,613
5.625%, due 5/1/24	19,681,000	19,902,411
		42,004,137
Retail 2.3%
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	1,745,000	1,640,300
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	2,160,000	2,241,000
KFC Holding Co.
4.75%, due 6/1/27 (c)	8,457,000	8,435,857
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	15,883,000	15,767,531
Patrick Industries, Inc.
7.50%, due 10/15/27 (c)	2,500,000	2,525,000
Penske Automotive Group, Inc.
3.50%, due 9/1/25	3,075,000	2,967,375
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (a)(g)(i)(j)	4,455,000	—
Yum! Brands, Inc.
3.875%, due 11/1/23	1,000,000	1,008,400
		34,585,463
Software 1.9%
Camelot Finance SA
4.50%, due 11/1/26 (c)	9,225,000	8,671,500
CDK Global, Inc.
5.00%, due 10/15/24 (f)	3,150,000	3,240,563
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (c)	1,500,000	1,496,250
PTC, Inc.
3.625%, due 2/15/25 (c)	10,320,000	9,997,500
SS&C Technologies, Inc.
5.50%, due 9/30/27 (c)	2,675,000	2,621,607
Veritas US, Inc.
7.50%, due 9/1/25 (c)	3,525,000	3,106,406
		29,133,826
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 5.9%
Connect Finco SARL
6.75%, due 10/1/26 (c)	$ 3,750,000	$ 3,646,875
Hughes Satellite Systems Corp.
6.625%, due 8/1/26	2,000,000	1,990,000
Level 3 Financing, Inc.
5.375%, due 5/1/25	6,000,000	5,947,800
Lumen Technologies, Inc.
Series W
6.75%, due 12/1/23	6,000,000	6,097,500
Quebecor Media, Inc.
5.75%, due 1/15/23	6,920,000	6,996,674
Sprint Corp.
7.875%, due 9/15/23	29,145,000	30,602,250
T-Mobile US, Inc.
2.25%, due 2/15/26	29,000,000	26,680,000
4.75%, due 2/1/28	7,555,000	7,454,103
5.375%, due 4/15/27	570,000	581,400
		89,996,602
Toys, Games & Hobbies 0.7%
Mattel, Inc.
3.15%, due 3/15/23	3,760,000	3,741,200
3.375%, due 4/1/26 (c)	2,269,000	2,206,602
5.875%, due 12/15/27 (c)	3,890,000	3,979,470
		9,927,272
Transportation 0.4%
Watco Cos. LLC
6.50%, due 6/15/27 (c)	6,740,000	6,504,100
Total Corporate Bonds (Cost $1,164,861,462)		1,130,151,853
Loan Assignments 16.3%
Aerospace & Defense 0.9%
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (d)	4,500,000	4,644,374
TransDigm, Inc.
Tranche Refinancing Term Loan F
3.014% (1 Month LIBOR + 2.25%), due 12/9/25 (d)	9,775,000	9,579,500
		14,223,874
	Principal Amount	Value

Automobile 0.7%
Dealer Tire LLC
Term Loan B1
5.014% (1 Month LIBOR + 4.25%), due 1/1/38 (d)	$ 4,105,500	$ 4,091,816
Neenah Foundry Co.
Term Loan
9.00% (1 Month LIBOR + 8.00%), due 10/1/26 (a)(d)(i)(j)	2,349,750	2,326,253
Tenneco, Inc.
Tranche Term Loan B
3.764% (1 Month LIBOR + 3.00%), due 10/1/25 (d)	2,924,433	2,884,222
Wheel Pros, Inc.
First Lien Initial Term Loan
5.25% (1 Month LIBOR + 4.50%), due 5/11/28 (d)	1,049,000	977,668
		10,279,959
Banking 0.2%
Jane Street Group LLC
Dollar Term Loan
3.514% (1 Month LIBOR + 2.75%), due 1/26/28 (d)	2,487,406	2,456,935
Beverage, Food & Tobacco 0.5%
B&G Foods, Inc.
Tranche Term Loan B4
2.957% (1 Month LIBOR + 2.50%), due 10/10/26 (d)	3,303,333	3,227,631
United Natural Foods, Inc.
Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 10/22/25 (d)	4,378,361	4,348,943
		7,576,574
Chemicals 0.1%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan 4.733%-4.756%
(3 Month LIBOR + 3.75%), due 12/12/25 (d)	1,992,948	1,926,683
Chemicals, Plastics & Rubber 1.2%
Innophos Holdings, Inc.
Initial Term Loan
4.514% (1 Month LIBOR + 3.75%), due 2/5/27 (d)	4,214,000	4,187,663
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
4.264% (1 Month LIBOR + 3.50%), due 5/5/28 (d)	$ 7,954,962	$ 7,938,392
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
4.75% (3 Month LIBOR + 4.00%), due 3/16/27 (d)	6,045,108	5,841,085
		17,967,140
Construction & Buildings 0.1%
Installed Building Products, Inc.
Initial Term Loan
3.014% (1 Month LIBOR + 2.25%), due 12/14/28 (d)	1,396,500	1,391,961
Consumer Durables 0.3%
Griffon Corp.
Term Loan B
3.267% (3 Month LIBOR + 2.75%), due 1/24/29 (d)	4,000,000	3,960,000
Diversified/Conglomerate Service 0.3%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (d)	4,510,854	4,499,577
Electronics 1.2%
Camelot U.S. Acquisition 1 Co. (d)
Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 10/30/26	9,147,239	9,044,332
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	2,962,500	2,935,838
WEX, Inc.
Term Loan B
3.014% (1 Month LIBOR + 2.25%), due 3/31/28 (d)	6,534,000	6,467,026
		18,447,196
	Principal Amount	Value

Entertainment 0.2%
NAI Entertainment Holdings LLC
Tranche Term Loan B
3.50% (1 Month LIBOR + 2.50%), due 5/8/25 (d)	$ 3,261,667	$ 3,200,510
Finance 1.2%
AAdvantage Loyality IP Ltd.
Initial Term Loan
5.813% (3 Month LIBOR + 4.75%), due 4/20/28 (d)	1,750,000	1,779,531
Cimpress plc
Tranche Term Loan B1
4.264% (1 Month LIBOR + 3.50%), due 5/17/28 (d)	4,962,500	4,904,603
Mileage Plus Holdings LLC
Initial Term Loan
6.25% (3 Month LIBOR + 5.25%), due 6/21/27 (d)	2,500,000	2,590,313
Schweitzer-Mauduit International, Inc.
Term Loan B
4.563% (1 Month LIBOR + 3.75%), due 4/20/28 (d)	3,324,875	3,258,377
Truck Hero, Inc.
Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 1/31/28 (d)	6,242,707	5,809,619
		18,342,443
Healthcare & Pharmaceuticals 0.2%
Owens & Minor, Inc.
Term Loan B1
4.45% (1 Month LIBOR + 3.75%), due 3/29/29 (d)	3,700,000	3,706,938
Healthcare, Education & Childcare 1.4%
Catalent Pharma Solutions, Inc.
2021 Incremental Dollar Term loan
2.688% (1 Month LIBOR + 2.00%), due 2/22/28 (d)	2,490,171	2,477,720
LifePoint Health, Inc.
First Lien Term Loan B
4.499% (1 Month LIBOR + 3.75%), due 11/16/25 (d)	10,413,139	10,279,070
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Organon & Co.
Dollar Term Loan
3.563% (3 Month LIBOR + 3.00%), due 6/2/28 (d)	$ 8,677,500	$ 8,625,973
		21,382,763
Hotels, Motels, Inns & Gaming 0.8%
Churchill Downs, Inc. (d)
Facility Term Loan B
2.77% (1 Month LIBOR + 2.00%), due 12/27/24	3,830,000	3,801,275
2021 Incremental Term Loan B
2.77% (1 Month LIBOR + 2.00%), due 3/17/28	2,475,000	2,453,344
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
2.764% (1 Month LIBOR + 2.00%), due 11/30/23 (d)	5,335,020	5,318,347
		11,572,966
Insurance 0.6%
USI, Inc.
2017 New Term Loan
4.006% (3 Month LIBOR + 3.00%), due 5/16/24 (d)	9,853,373	9,754,839
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
NASCAR Holdings LLC
Initial Term Loan
3.264% (1 Month LIBOR + 2.50%), due 10/19/26 (d)	2,102,404	2,090,936
Manufacturing 0.8%
Adient U.S. LLC
Term Loan B1
4.014% (1 Month LIBOR + 3.25%), due 4/10/28 (d)	9,428,750	9,365,889
II-VI, Inc.
Term Loan B
TBD, due 12/8/28	3,200,000	3,183,200
		12,549,089
Media 1.6%
Block Communications, Inc.
Term Loan
3.256% (3 Month LIBOR + 2.25%), due 2/25/27 (d)	11,515,000	11,303,896
	Principal Amount	Value

Media (continued)
DIRECTV Financing LLC
Closing Date Term Loan
5.764% (1 Month LIBOR + 5.00%), due 8/2/27 (d)	$ 7,449,000	$ 7,413,304
Lamar Media Corp.
Term Loan B
2.054% (1 Month LIBOR + 1.50%), due 2/5/27 (d)	5,000,000	4,967,190
		23,684,390
Oil & Gas 0.7%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
10.021% (3 Month LIBOR + 9.00%), due 11/1/25 (d)	3,240,000	3,458,700
PetroQuest Energy LLC (a)(i)
Term Loan
TBD, due 1/1/28	300,000	300,000
Term Loan
8.50% (8.50% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (b)(d)(j)	3,546,500	2,837,200
2020 Term Loan
8.50% (8.50% PIK), due 9/19/26 (b)	229,079	229,079
TransMontaigne Operating Co. LP
Tranche Term Loan B 4.00%-4.054%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 11/17/28 (d)	2,992,500	2,976,290
		9,801,269
Personal & Nondurable Consumer Products 0.2%
Prestige Brands, Inc.
Term Loan B5
2.50% (1 Month LIBOR + 2.00%), due 7/3/28 (d)	3,200,000	3,191,110
Personal, Food & Miscellaneous Services 0.4%
KFC Holding Co.
2021 Term Loan B
2.304% (1 Month LIBOR + 1.75%), due 3/15/28 (d)	2,611,809	2,597,118
WW International, Inc.
Initial Term Loan
4.264% (1 Month LIBOR + 3.50%), due 4/13/28 (d)	3,393,625	3,035,879
		5,632,997
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
First Incremental Term Loan
3.207% (1 Month LIBOR + 2.75%), due 11/27/25 (d)	$ 2,200,000	$ 2,186,250
Retail 1.1%
Great Outdoors Group LLC
Term Loan B2
4.514% (1 Month LIBOR + 3.75%), due 3/6/28 (d)	16,301,813	16,118,417
Telecommunications 0.6%
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/11/26 (d)	8,722,000	8,660,222
Utilities 0.8%
Constellation Renewables LLC
Term Loan
3.50% (3 Month LIBOR + 2.50%), due 12/15/27 (d)	2,932,489	2,920,117
PG&E Corp.
Term Loan
3.813% (1 Month LIBOR + 3.00%), due 6/23/25 (d)	9,299,015	9,163,407
		12,083,524
Total Loan Assignments (Cost $248,502,801)		246,688,562
Total Long-Term Bonds (Cost $1,440,729,020)		1,405,796,927

	Shares
Common Stocks 1.4%
Electrical Equipment 0.1%
Energy Technologies, Inc. (a)(i)(j)(m)	2,021	2,273,625
Hotels, Restaurants & Leisure 0.6%
Carlson Travel, Inc. (a)(h)(m)	300,593	8,379,030
Carlson Travel, Inc. (h)(i)(j)(m)	3,199	—
		8,379,030
	Shares	Value

Independent Power and Renewable Electricity Producers 0.1%
GenOn Energy, Inc. (h)(i)	20,915	$ 2,196,075
Oil, Gas & Consumable Fuels 0.6%
Gulfport Energy Corp. (m)	77,718	7,303,937
PetroQuest Energy, Inc. (a)(i)(j)(m)	1,186,631	—
Talos Energy, Inc. (m)	91,517	1,662,864
		8,966,801
Total Common Stocks (Cost $19,838,261)		21,815,531
Preferred Stocks 0.3%
Electrical Equipment 0.3%
Energy Technologies Ltd. (a)(i)(j)(m)	4,501	3,735,830
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(b)(h)(i)(j)	9	55,931
Total Preferred Stocks (Cost $4,304,472)		3,791,761
Total Investments (Cost $1,464,871,753)	94.6%	1,431,404,219
Other Assets, Less Liabilities	5.4	82,424,734
Net Assets	100.0%	$ 1,513,828,953

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $24,932,248, which represented 1.6% of the Fund’s net assets.
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 5)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay Short Duration High Yield Fund

(i)
Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2022, the total market value was $16,953,993, which represented 1.1% of the Fund’s net assets.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(k)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2022.
(l)	Issue in default.
(m)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 28,956,512	$ —	$ 28,956,512
Corporate Bonds	—	1,127,151,853	3,000,000	1,130,151,853
Loan Assignments	—	241,525,109	5,163,453	246,688,562
Total Long-Term Bonds	—	1,397,633,474	8,163,453	1,405,796,927
Common Stocks	8,966,801	10,575,105	2,273,625	21,815,531
Preferred Stocks	—	—	3,791,761	3,791,761
Total Investments in Securities	$ 8,966,801	$ 1,408,208,579	$ 14,228,839	$ 1,431,404,219

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,464,871,753)	$1,431,404,219
Cash	68,294,991
Receivables:
Interest	19,391,426
Fund shares sold	8,056,406
Investment securities sold	1,043,550
Other assets	80,550
Total assets	1,528,271,142
Liabilities
Payables:
Investment securities purchased	10,592,578
Fund shares redeemed	2,173,085
Manager (See Note 3)	808,415
Transfer agent (See Note 3)	186,999
NYLIFE Distributors (See Note 3)	88,896
Shareholder communication	45,820
Professional fees	24,192
Custodian	16,086
Trustees	3,861
Distributions payable	502,257
Total liabilities	14,442,189
Net assets	$1,513,828,953
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$160,130
Additional paid-in-capital	1,601,378,542
1,601,538,672
Total distributable earnings (loss)	(87,709,719)
Net assets	$1,513,828,953
Class A
Net assets applicable to outstanding shares	$303,528,237
Shares of beneficial interest outstanding	32,112,610
Net asset value per share outstanding	$9.45
Maximum sales charge (3.00% of offering price)	0.29
Maximum offering price per share outstanding	$9.74
Investor Class
Net assets applicable to outstanding shares	$5,559,065
Shares of beneficial interest outstanding	588,064
Net asset value per share outstanding	$9.45
Maximum sales charge (2.50% of offering price)	0.24
Maximum offering price per share outstanding	$9.69
Class C
Net assets applicable to outstanding shares	$29,698,638
Shares of beneficial interest outstanding	3,142,678
Net asset value and offering price per share outstanding	$9.45
Class I
Net assets applicable to outstanding shares	$1,174,398,717
Shares of beneficial interest outstanding	124,218,662
Net asset value and offering price per share outstanding	$9.45
Class R2
Net assets applicable to outstanding shares	$490,057
Shares of beneficial interest outstanding	51,855
Net asset value and offering price per share outstanding	$9.45
Class R3
Net assets applicable to outstanding shares	$154,239
Shares of beneficial interest outstanding	16,317
Net asset value and offering price per share outstanding	$9.45
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay Short Duration High Yield Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$34,329,468
Other	46,459
Total income	34,375,927
Expenses
Manager (See Note 3)	4,875,174
Transfer agent (See Note 3)	606,791
Distribution/Service—Class A (See Note 3)	379,046
Distribution/Service—Investor Class (See Note 3)	7,151
Distribution/Service—Class C (See Note 3)	163,279
Distribution/Service—Class R2 (See Note 3)	622
Distribution/Service—Class R3 (See Note 3)	388
Registration	65,854
Professional fees	64,188
Shareholder communication	39,656
Custodian	22,859
Trustees	16,622
Shareholder service (See Note 3)	326
Miscellaneous	28,266
Total expenses	6,270,222
Net investment income (loss)	28,105,705
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	4,610,176
Net change in unrealized appreciation (depreciation) on investments	(64,435,939)
Net realized and unrealized gain (loss)	(59,825,763)
Net increase (decrease) in net assets resulting from operations	$(31,720,058)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$28,105,705	$60,401,260
Net realized gain (loss)	4,610,176	1,838,672
Net change in unrealized appreciation (depreciation)	(64,435,939)	60,074,865
Net increase (decrease) in net assets resulting from operations	(31,720,058)	122,314,797
Distributions to shareholders:
Class A	(5,585,158)	(11,650,467)
Investor Class	(102,601)	(245,169)
Class C	(456,302)	(1,236,855)
Class I	(22,589,838)	(51,314,390)
Class R2	(8,898)	(20,875)
Class R3	(2,584)	(5,564)
	(28,745,381)	(64,473,320)
Distributions to shareholders from return of capital:
Class A	—	(98,233)
Investor Class	—	(2,067)
Class C	—	(10,429)
Class I	—	(432,668)
Class R2	—	(176)
Class R3	—	(47)
	—	(543,620)
Total distributions to shareholders	(28,745,381)	(65,016,940)
Capital share transactions:
Net proceeds from sales of shares	406,825,802	606,008,870
Net asset value of shares issued to shareholders in reinvestment of distributions	25,525,629	58,664,287
Cost of shares redeemed	(351,071,984)	(630,696,309)
Increase (decrease) in net assets derived from capital share transactions	81,279,447	33,976,848
Net increase (decrease) in net assets	20,814,008	91,274,705
Net Assets
Beginning of period	1,493,014,945	1,401,740,240
End of period	$1,513,828,953	$1,493,014,945
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.83	$9.45	$9.84	$9.76	$9.96	$9.90
Net investment income (loss)	0.17(a)	0.37(a)	0.42	0.44	0.42	0.42
Net realized and unrealized gain (loss)	(0.37)	0.42	(0.37)	0.08	(0.21)	0.06
Total from investment operations	(0.20)	0.79	0.05	0.52	0.21	0.48
Less distributions:
From net investment income	(0.18)	(0.41)	(0.44)	(0.44)	(0.41)	(0.42)
Return of capital	—	(0.00)‡	—	—	—	—
Total distributions	(0.18)	(0.41)	(0.44)	(0.44)	(0.41)	(0.42)
Net asset value at end of period	$9.45	$9.83	$9.45	$9.84	$9.76	$9.96
Total investment return (b)	(2.09)%	8.40%	0.65%	5.40%	2.09%	4.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.57%††	3.78%	4.46%	4.48%	4.06%	4.18%
Net expenses (c)	1.01%††	1.01%	1.02%	1.04%	1.05%	1.04%
Expenses (before waiver/reimbursement) (c)	1.01%††	1.01%	1.02%	1.04%	1.07%	1.04%
Portfolio turnover rate	15%	47%	64%	32%	62%	57%
Net assets at end of period (in 000’s)	$303,528	$303,646	$252,753	$237,475	$180,140	$341,056

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.83	$9.46	$9.84	$9.76	$9.96	$9.90
Net investment income (loss)	0.17(a)	0.37(a)	0.42	0.43	0.40	0.41
Net realized and unrealized gain (loss)	(0.38)	0.40	(0.36)	0.08	(0.20)	0.06
Total from investment operations	(0.21)	0.77	0.06	0.51	0.20	0.47
Less distributions:
From net investment income	(0.17)	(0.40)	(0.44)	(0.43)	(0.40)	(0.41)
Return of capital	—	(0.00)‡	—	—	—	—
Total distributions	(0.17)	(0.40)	(0.44)	(0.43)	(0.40)	(0.41)
Net asset value at end of period	$9.45	$9.83	$9.46	$9.84	$9.76	$9.96
Total investment return (b)	(2.13)%	8.18%	0.67%	5.33%	2.05%	4.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46%††	3.72%	4.38%	4.40%	4.03%	4.16%
Net expenses (c)	1.10%††	1.10%	1.11%	1.11%	1.09%	1.11%
Expenses (before waiver/reimbursement) (c)	1.10%††	1.10%	1.11%	1.11%	1.11%	1.11%
Portfolio turnover rate	15%	47%	64%	32%	62%	57%
Net assets at end of period (in 000's)	$5,559	$5,780	$6,278	$7,156	$6,193	$5,564

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.83	$9.45	$9.84	$9.76	$9.96	$9.90
Net investment income (loss)	0.13(a)	0.29(a)	0.34	0.36	0.32	0.34
Net realized and unrealized gain (loss)	(0.37)	0.41	(0.37)	0.08	(0.19)	0.05
Total from investment operations	(0.24)	0.70	(0.03)	0.44	0.13	0.39
Less distributions:
From net investment income	(0.14)	(0.32)	(0.36)	(0.36)	(0.33)	(0.33)
Return of capital	—	(0.00)‡	—	—	—	—
Total distributions	(0.14)	(0.32)	(0.36)	(0.36)	(0.33)	(0.33)
Net asset value at end of period	$9.45	$9.83	$9.45	$9.84	$9.76	$9.96
Total investment return (b)	(2.50)%	7.48%	(0.19)%	4.54%	1.29%	4.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.73%††	2.98%	3.64%	3.65%	3.28%	3.42%
Net expenses (c)	1.85%††	1.85%	1.86%	1.86%	1.84%	1.86%
Expenses (before waiver/reimbursement) (c)	1.85%††	1.85%	1.86%	1.86%	1.86%	1.86%
Portfolio turnover rate	15%	47%	64%	32%	62%	57%
Net assets at end of period (in 000’s)	$29,699	$35,636	$40,948	$48,550	$48,415	$51,738

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.84	$9.46	$9.84	$9.76	$9.97	$9.90
Net investment income (loss)	0.18(a)	0.40(a)	0.45	0.46	0.43	0.44
Net realized and unrealized gain (loss)	(0.38)	0.41	(0.36)	0.08	(0.21)	0.07
Total from investment operations	(0.20)	0.81	0.09	0.54	0.22	0.51
Less distributions:
From net investment income	(0.19)	(0.43)	(0.47)	(0.46)	(0.43)	(0.44)
Return of capital	—	(0.00)‡	—	—	—	—
Total distributions	(0.19)	(0.43)	(0.47)	(0.46)	(0.43)	(0.44)
Net asset value at end of period	$9.45	$9.84	$9.46	$9.84	$9.76	$9.97
Total investment return (b)	(2.07)%	8.66%	1.01%	5.67%	2.26%	5.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82%††	4.05%	4.72%	4.73%	4.31%	4.46%
Net expenses (c)	0.76%††	0.76%	0.77%	0.79%	0.80%	0.79%
Expenses (before waiver/reimbursement) (c)	0.76%††	0.76%	0.77%	0.79%	0.82%	0.79%
Portfolio turnover rate	15%	47%	64%	32%	62%	57%
Net assets at end of period (in 000’s)	$1,174,399	$1,147,287	$1,101,084	$1,268,856	$771,533	$626,617

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.83	$9.45	$9.84	$9.76	$9.96	$9.90
Net investment income (loss)	0.17(a)	0.36(a)	0.41	0.40	0.39	0.41
Net realized and unrealized gain (loss)	(0.38)	0.41	(0.37)	0.11	(0.20)	0.06
Total from investment operations	(0.21)	0.77	0.04	0.51	0.19	0.47
Less distributions:
From net investment income	(0.17)	(0.39)	(0.43)	(0.43)	(0.39)	(0.41)
Return of capital	—	(0.00)‡	—	—	—	—
Total distributions	(0.17)	(0.39)	(0.43)	(0.43)	(0.39)	(0.41)
Net asset value at end of period	$9.45	$9.83	$9.45	$9.84	$9.76	$9.96
Total investment return (b)	(2.14)%	8.29%	0.55%	5.31%	1.99%	4.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.47%††	3.71%	4.36%	4.34%	3.97%	4.14%
Net expenses (c)	1.11%††	1.11%	1.12%	1.14%	1.15%	1.14%
Expenses (before waiver/reimbursement) (c)	1.11%††	1.11%	1.12%	1.14%	1.17%	1.14%
Portfolio turnover rate	15%	47%	64%	32%	62%	57%
Net assets at end of period (in 000’s)	$490	$508	$523	$538	$63	$119

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.83	$9.46	$9.84	$9.76	$9.97	$9.91
Net investment income (loss)	0.15(a)	0.34(a)	0.40	0.39	0.37	0.38
Net realized and unrealized gain (loss)	(0.37)	0.40	(0.37)	0.09	(0.21)	0.06
Total from investment operations	(0.22)	0.74	0.03	0.48	0.16	0.44
Less distributions:
From net investment income	(0.16)	(0.37)	(0.41)	(0.40)	(0.37)	(0.38)
Return of capital	—	(0.00)‡	—	—	—	—
Total distributions	(0.16)	(0.37)	(0.41)	(0.40)	(0.37)	(0.38)
Net asset value at end of period	$9.45	$9.83	$9.46	$9.84	$9.76	$9.97
Total investment return (b)	(2.26)%	7.89%	0.41%	5.05%	1.61%	4.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%††	3.45%	4.13%	4.12%	3.72%	3.86%
Net expenses (c)	1.36%††	1.36%	1.36%	1.39%	1.40%	1.39%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.36%	1.36%	1.39%	1.42%	1.39%
Portfolio turnover rate	15%	47%	64%	32%	62%	57%
Net assets at end of period (in 000’s)	$154	$158	$154	$201	$58	$55

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay Short Duration High Yield Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 17, 2012
Investor Class	December 17, 2012
Class C	December 17, 2012
Class I	December 17, 2012
Class R2	December 17, 2012
Class R3	February 29, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference)
31

Notes to Financial Statements (Unaudited) (continued)
on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.

32	MainStay MacKay Short Duration High Yield Fund

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign
33

Notes to Financial Statements (Unaudited) (continued)
tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2022, the Fund did not hold any unfunded commitments.
(H) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

34	MainStay MacKay Short Duration High Yield Fund

(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.02%; Investor Class, 1.13%; Class C, 1.88%; Class I, 0.78%; Class R2, 1.13% and Class R3, 1.38%. The contractual expense limitation for Class A became effective December 13, 2021. The contractual expense limitations for Class C, Class I, Investor Class, Class R2, and Class R3 became effective February 28, 2022. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to December 13, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares did not exceed 1.05% of the Fund’s average daily net assets.
35

Notes to Financial Statements (Unaudited) (continued)
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $4,875,174 and paid the Subadvisor in the amount of $2,437,582. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$249
Class R3	77
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $11,640 and $394, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2022, of $16,436 and $10,805, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$119,270	$—
Investor Class	4,751	—
Class C	27,106	—
Class I	455,407	—
Class R2	196	—
Class R3	61	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which

36	MainStay MacKay Short Duration High Yield Fund

offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$5,739,560	1.9%
Class I	6,592,347	0.6
Class R2	35,368	7.2
Class R3	32,654	21.2
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,465,572,411	$16,241,507	$(50,409,699)	$(34,168,192)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $56,331,964, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$20,864	$35,468
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$64,473,320
Return of Capital	543,620
Total	$65,016,940
Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of April 30, 2022, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/22 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 3,425,000	$ 3,724,482	$ 34,250	0.0%‡
Carlson Travel, Inc.
Common Stock	9/4/20-11/17/2021	303,792	7,618,700	8,379,030	0.6
GenOn Energy, Inc.
Common Stock	12/14/2018	20,915	2,342,005	2,196,075	0.1
Gulfport Energy Operating Corp.
Preferred Stock	8/2/21	9	9,000	55,931	0.0‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$3,000,000	2,978,791	3,000,000	0.2
Total			$16,672,978	$ 13,665,286	0.9%

‡	Less than one-tenth of a percent.

37

Notes to Financial Statements (Unaudited) (continued)
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $291,368 and $219,853, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended April 30, 2022, such purchases were $131.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	5,581,445	$54,225,064
Shares issued to shareholders in reinvestment of distributions	525,495	5,065,343
Shares redeemed	(4,950,404)	(48,070,809)
Net increase (decrease) in shares outstanding before conversion	1,156,536	11,219,598
Shares converted into Class A (See Note 1)	108,759	1,056,163
Shares converted from Class A (See Note 1)	(31,835)	(304,102)
Net increase (decrease)	1,233,460	$11,971,659
Year ended October 31, 2021:
Shares sold	11,422,448	$112,383,723
Shares issued to shareholders in reinvestment of distributions	1,081,072	10,611,900
Shares redeemed	(8,609,366)	(84,625,893)
Net increase (decrease) in shares outstanding before conversion	3,894,154	38,369,730
Shares converted into Class A (See Note 1)	256,440	2,523,351
Shares converted from Class A (See Note 1)	(6,174)	(60,255)
Net increase (decrease)	4,144,420	$40,832,826

38	MainStay MacKay Short Duration High Yield Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	83,449	$812,514
Shares issued to shareholders in reinvestment of distributions	10,349	99,774
Shares redeemed	(41,748)	(404,232)
Net increase (decrease) in shares outstanding before conversion	52,050	508,056
Shares converted into Investor Class (See Note 1)	11,968	115,140
Shares converted from Investor Class (See Note 1)	(63,662)	(619,272)
Net increase (decrease)	356	$3,924
Year ended October 31, 2021:
Shares sold	125,366	$1,231,649
Shares issued to shareholders in reinvestment of distributions	24,316	238,519
Shares redeemed	(109,279)	(1,072,920)
Net increase (decrease) in shares outstanding before conversion	40,403	397,248
Shares converted into Investor Class (See Note 1)	26,156	256,882
Shares converted from Investor Class (See Note 1)	(142,642)	(1,401,817)
Net increase (decrease)	(76,083)	$(747,687)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	144,903	$1,407,859
Shares issued to shareholders in reinvestment of distributions	39,579	381,757
Shares redeemed	(608,719)	(5,895,809)
Net increase (decrease) in shares outstanding before conversion	(424,237)	(4,106,193)
Shares converted from Class C (See Note 1)	(57,929)	(560,118)
Net increase (decrease)	(482,166)	$(4,666,311)
Year ended October 31, 2021:
Shares sold	731,242	$7,190,890
Shares issued to shareholders in reinvestment of distributions	110,728	1,085,653
Shares redeemed	(1,411,601)	(13,863,092)
Net increase (decrease) in shares outstanding before conversion	(569,631)	(5,586,549)
Shares converted from Class C (See Note 1)	(137,877)	(1,357,747)
Net increase (decrease)	(707,508)	$(6,944,296)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	36,133,504	$350,379,827
Shares issued to shareholders in reinvestment of distributions	2,071,817	19,967,273
Shares redeemed	(30,663,194)	(296,693,084)
Net increase (decrease) in shares outstanding before conversion	7,542,127	73,654,016
Shares converted into Class I (See Note 1)	32,657	312,189
Net increase (decrease)	7,574,784	$73,966,205
Year ended October 31, 2021:
Shares sold	49,369,096	$485,164,928
Shares issued to shareholders in reinvestment of distributions	4,758,187	46,701,553
Shares redeemed	(53,916,155)	(531,045,127)
Net increase (decrease) in shares outstanding before conversion	211,128	821,354
Shares converted into Class I (See Note 1)	5,350	52,504
Net increase (decrease)	216,478	$873,858

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	55	$538
Shares issued to shareholders in reinvestment of distributions	923	8,898
Shares redeemed	(835)	(8,050)
Net increase (decrease)	143	$1,386
Year ended October 31, 2021:
Shares sold	558	$5,450
Shares issued to shareholders in reinvestment of distributions	2,146	21,051
Shares redeemed	(4,981)	(49,010)
Net increase (decrease) in shares outstanding before conversion	(2,277)	(22,509)
Shares converted from Class R2 (See Note 1)	(1,315)	(12,918)
Net increase (decrease)	(3,592)	$(35,427)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	268	$2,584
Net increase (decrease)	268	$2,584
Year ended October 31, 2021:
Shares sold	3,265	$32,230
Shares issued to shareholders in reinvestment of distributions	572	5,611
Shares redeemed	(4,088)	(40,267)
Net increase (decrease)	(251)	$(2,426)
39

Notes to Financial Statements (Unaudited) (continued)
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay MacKay Short Duration High Yield Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s

42	MainStay MacKay Short Duration High Yield Fund

investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund. The Board noted that New York Life Investments proposed lowering the expense limitation for Class A shares of the Fund, effective December 13, 2021, and implementing an expense limitation arrangement for the other share classes of the Fund instead of applying an equivalent waiver or reimbursement, in an equal number of basis points as the Class A shares waiver/reimbursement, to the other share classes of the Fund, effective February 28, 2022.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

44	MainStay MacKay Short Duration High Yield Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
45

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

46	MainStay MacKay Short Duration High Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
47

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1739387MS086-22
MSSHY10-06/22
(NYLIM) NL232

MainStay MacKay Total Return Bond Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/2/2004	-14.63%	-13.35%	0.37%	1.44%	0.79%
		Excluding sales charges		-10.61	-9.27	1.30	1.91	0.79
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-14.23	-13.07	0.21	1.34	1.00
		Excluding sales charges		-10.66	-9.44	1.14	1.81	1.00
Class B Shares[4]	Maximum 5% CDSC	With sales charges	1/2/2004	-15.31	-14.45	0.02	1.05	1.75
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-11.04	-10.16	0.38	1.05	1.75
Class C Shares	Maximum 1% CDSC	With sales charges	1/2/2004	-11.88	-11.01	0.38	1.05	1.75
	if Redeemed Within One Year of Purchase	Excluding sales charges		-11.03	-10.15	0.38	1.05	1.75
Class I Shares	No Sales Charge		1/2/1991	-10.49	-9.03	1.60	2.23	0.54
Class R1 Shares	No Sales Charge		6/29/2012	-10.54	-9.13	1.48	2.06	0.64
Class R2 Shares	No Sales Charge		6/29/2012	-10.65	-9.35	1.24	1.80	0.89
Class R3 Shares	No Sales Charge		2/29/2016	-10.75	-9.57	0.97	1.60	1.14
Class R6 Shares	No Sales Charge		12/29/2014	-10.48	-9.01	1.64	1.88	0.49
SIMPLE Class Shares	No Sales Charge		8/31/2020	-10.76	-9.66	N/A	-6.22	1.25

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	-9.47%	-8.51%	1.20%	1.73%
Morningstar Intermediate Core-Plus Bond Category Average[3]	-9.12	-8.17	1.52	2.21

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$893.90	$3.90	$1,020.68	$4.16	0.83%
Investor Class Shares	$1,000.00	$893.40	$4.98	$1,019.54	$5.31	1.06%
Class B Shares	$1,000.00	$889.60	$8.48	$1,015.82	$9.05	1.81%
Class C Shares	$1,000.00	$889.70	$8.48	$1,015.82	$9.05	1.81%
Class I Shares	$1,000.00	$895.10	$2.68	$1,021.97	$2.86	0.57%
Class R1 Shares	$1,000.00	$894.60	$3.15	$1,021.47	$3.36	0.67%
Class R2 Shares	$1,000.00	$893.50	$4.32	$1,020.23	$4.61	0.92%
Class R3 Shares	$1,000.00	$892.50	$5.44	$1,019.04	$5.81	1.16%
Class R6 Shares	$1,000.00	$895.20	$2.58	$1,022.07	$2.76	0.55%
SIMPLE Class Shares	$1,000.00	$892.40	$6.15	$1,018.30	$6.56	1.31%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	U.S. Treasury Bonds, 2.25%-2.375%, due 2/15/42–2/15/52
2.	UMBS, 30 Year, 2.50%-6.50%, due 7/1/39–4/1/52
3.	GNMA, 1.00%-3.00%, due 8/20/50–12/20/51
4.	Bank of America Corp., 2.087%-4.571%, due 1/28/25–4/27/33
5.	FNMA, 2.261%-3.50%, due 7/25/43–2/25/52
6.	JPMorgan Chase & Co., 1.383%-4.60%, due 2/1/25–5/13/31
7.	CF Hippolyta LLC, 1.53%-1.98%, due 7/15/60–3/15/61
8.	U.S. Treasury Notes, 1.875%, due 2/15/32
9.	Dell International LLC, 3.375%-8.10%, due 10/1/26–12/15/41
10.	Morgan Stanley, 2.484%-5.297%, due 11/24/25–4/20/37

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Stephen R. Cianci, CFA, Neil Moriarty III and Lesya Paisley, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the 6 months ended April 30, 2022, Class I shares of MainStay MacKay Total Return Bond Fund returned −10.49%, underperforming the −9.47% return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”). Over the same period, Class I shares also underperformed the −9.12% return of the Morningstar Intermediate Core-Plus Bond Category Average. 1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, Lesya Paisley was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund’s yield curve2 positioning made a positive contribution to the performance relative to the Index. (Contributions take weightings and total returns into account.) The Fund held underweight exposure to short maturities relative to longer maturities as the yield curve flattened. In addition, off-benchmark positioning in bank loans and securitized products were positive contributors. Conversely, spreads3 on investment-grade and high-yield corporates, preferred debt and emerging-market debt widened, detracting from relative performance.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Along with the ongoing war in Ukraine, the defining occurrence of the last four months of the reporting period was the rapid repricing of expectations for global monetary policy, especially in the United States. An exceptionally strong labor market, together with concerns that long-term inflation expectations may become unanchored, and few signs of a letup in underlying inflation pressures led U.S. Federal Reserve officials to significantly adjust their outlook for monetary policy, and the markets followed suit.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to hedge its duration.4 This position had a positive impact on returns as interest rates rose.
What was the Fund’s duration strategy during the reporting period?
Throughout the reporting period the Fund's duration remained neutral to slightly higher than the Bloomberg U.S. Aggregate Bond Index. As of the end of the reporting period, the Fund’s effective duration was 6.54 years versus 6.40 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, as stated above, the Fund’s securitized securities contributed positively to performance. In addition, bank loans aided results. Conversely, both investment-grade and high-yield positions detracted from performance. Within corporate exposure, the banking, retailing, automobile and midstream industries were among the most significant laggards.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund added credits issued by private equity firm Starwood Capital Group. During the same period, the Fund reduced its exposure to investment bank and financial services providers Bank of America and JPMorgan Chase & Co. The Fund sold its shares of Progress Residential Trust to provide liquidity to the Fund.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to U.S. Treasury securities and consumer asset-backed securities. During the same period, the Fund trimmed its exposure to investment-grade credit and residential mortgage securities.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, relative to the Index, the Fund held overweight exposure to high-yield corporate bonds and consumer asset-backed securities. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.8%
Asset-Backed Securities 12.1%
Automobile Asset-Backed Securities 4.7%
American Credit Acceptance Receivables Trust
Series 2022-1, Class D
2.46%, due 3/13/28 (a)	$ 1,885,000	$ 1,760,552
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2020-2A, Class A
2.02%, due 2/20/27	1,435,000	1,342,100
Series 2020-1A, Class A
2.33%, due 8/20/26	1,540,000	1,469,505
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,990,000	1,874,026
Flagship Credit Auto Trust (a)
Series 2021-2, Class C
1.27%, due 6/15/27	2,000,000	1,869,145
Series 2020-1, Class E
3.52%, due 6/15/27	1,950,000	1,862,473
Series 2019-2, Class E
4.52%, due 12/15/26	1,910,000	1,886,939
GLS Auto Receivables Issuer Trust (a)
Series 2021-3A, Class C
1.11%, due 9/15/26	2,700,000	2,529,584
Series 2021-4A, Class C
1.94%, due 10/15/27	1,310,000	1,238,466
GLS Auto Receivables Trust (a)
Series 2021-2A, Class C
1.08%, due 6/15/26	2,055,000	1,967,932
Series 2021-2A, Class D
1.42%, due 4/15/27	1,000,000	922,441
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class B
2.12%, due 12/27/27	860,000	776,738
Series 2021-2A, Class D
4.34%, due 12/27/27	2,910,000	2,576,097
Hertz Vehicle Financing LLC (a)
Series 2021-1A, Class B
1.56%, due 12/26/25	1,995,000	1,874,847
Series 2021-1A, Class C
2.05%, due 12/26/25	890,000	836,861
J.P. Morgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	277,711	274,853
		25,062,559
	Principal Amount	Value

Other Asset-Backed Securities 7.4%
American Airlines Pass-Through Trust
Series 2019-1, Class AA
3.15%, due 2/15/32	$ 1,203,623	$ 1,083,561
Series 2016-2, Class A
3.65%, due 6/15/28	1,529,000	1,330,450
Series 2019-1, Class B
3.85%, due 2/15/28	1,032,554	934,394
Series 2013-2, Class A
4.95%, due 1/15/23	1,765,597	1,753,810
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	2,130,000	1,956,321
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (a)	1,863,758	1,665,036
CF Hippolyta LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	3,192,513	2,907,471
Series 2020-1, Class A1
1.69%, due 7/15/60	2,216,572	2,056,038
Series 2021-1A, Class B1
1.98%, due 3/15/61	1,962,768	1,802,009
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	29,249	30,211
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	2,832,900	2,442,963
FirstKey Homes Trust (a)
Series 2020-SFR1, Class A
1.339%, due 8/17/37	2,322,537	2,141,287
Series 2021-SFR1, Class B
1.788%, due 8/17/38	3,205,000	2,888,303
JetBlue Pass-Through Trust
Series 2019-1, Class AA
2.75%, due 5/15/32	2,382,663	2,142,241
Navient Private Education Refi Loan Trust
Series 2020-HA, Class B
2.78%, due 1/15/69 (a)	2,580,000	2,398,742
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	2,500,000	2,243,148
Series 2021-1, Class B1
2.41%, due 10/20/61	2,410,000	2,180,880
Progress Residential (a)
Series 2021-SFR1, Class B
1.303%, due 4/17/38	1,750,000	1,566,569
Series 2021-SFR4, Class B
1.808%, due 5/17/38	2,970,000	2,668,306
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	$ 2,354,100	$ 1,976,672
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,687,756	1,722,845
		39,891,257
Total Asset-Backed Securities (Cost $70,257,489)		64,953,816
Corporate Bonds 44.5%
Aerospace & Defense 0.3%
Boeing Co. (The)
3.75%, due 2/1/50	770,000	589,328
Howmet Aerospace, Inc.
3.00%, due 1/15/29	890,000	776,659
		1,365,987
Agriculture 0.7%
Altria Group, Inc.
2.45%, due 2/4/32	1,850,000	1,480,430
4.80%, due 2/14/29	285,000	282,276
BAT Capital Corp.
3.734%, due 9/25/40	1,800,000	1,345,055
BAT International Finance plc
4.448%, due 3/16/28	945,000	909,849
		4,017,610
Airlines 1.3%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,445,000	1,432,356
5.75%, due 4/20/29	860,000	828,675
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,115,000	1,107,454
4.75%, due 10/20/28	1,855,000	1,833,365
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,800,000	1,835,964
		7,037,814
Auto Manufacturers 1.7%
Ford Motor Credit Co. LLC
4.063%, due 11/1/24	1,450,000	1,418,336
4.125%, due 8/17/27	1,445,000	1,339,587
General Motors Co.
6.125%, due 10/1/25	650,000	686,144
	Principal Amount	Value

Auto Manufacturers (continued)
General Motors Financial Co., Inc.
2.70%, due 6/10/31	$ 1,600,000	$ 1,317,078
4.30%, due 4/6/29	940,000	896,539
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,015,000	943,267
1.85%, due 9/16/26	2,915,000	2,526,655
		9,127,606
Banks 13.5%
Bank of America Corp.
2.087%, due 6/14/29 (b)	1,110,000	963,861
2.496%, due 2/13/31 (b)	2,315,000	1,985,400
3.248%, due 10/21/27	900,000	856,358
3.384%, due 4/2/26 (b)	950,000	929,360
3.419%, due 12/20/28 (b)	283,000	267,772
3.593%, due 7/21/28 (b)	1,385,000	1,331,006
3.705%, due 4/24/28 (b)	1,275,000	1,229,760
4.25%, due 10/22/26	1,550,000	1,546,585
Series MM
4.30%, due 1/28/25 (b)(c)	1,595,000	1,441,960
4.571%, due 4/27/33 (b)	765,000	761,598
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (c)(d)	2,245,000	1,871,769
BNP Paribas SA
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (a)(c)(d)	2,135,000	1,798,631
Citigroup, Inc.
3.887%, due 1/10/28 (b)	2,099,000	2,048,808
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (c)(d)	1,470,000	1,300,362
5.30%, due 5/6/44	1,474,000	1,495,502
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(c)(d)	1,890,000	1,627,762
Credit Suisse Group AG (a)(b)
2.593%, due 9/11/25	2,135,000	2,036,291
3.091%, due 5/14/32	2,070,000	1,731,156
Deutsche Bank AG
1.405% (SOFR + 1.219%), due 11/16/27 (d)	2,035,000	1,966,358
3.035%, due 5/28/32 (b)	890,000	742,496
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
First Horizon Bank
5.75%, due 5/1/30	$ 1,606,000	$ 1,723,049
First Horizon Corp.
4.00%, due 5/26/25	2,320,000	2,314,789
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (b)	1,305,000	1,171,980
1.992%, due 1/27/32 (b)	1,460,000	1,179,456
2.615%, due 4/22/32 (b)	1,010,000	854,289
6.75%, due 10/1/37	1,385,000	1,598,345
HSBC Holdings plc
3.973%, due 5/22/30 (b)	1,265,000	1,192,842
JPMorgan Chase & Co.
1.383% (SOFR + 1.18%), due 2/24/28 (d)	1,590,000	1,571,397
2.182%, due 6/1/28 (b)	1,030,000	926,820
2.956%, due 5/13/31 (b)	880,000	773,504
3.782%, due 2/1/28 (b)	1,565,000	1,518,541
4.005%, due 4/23/29 (b)	2,405,000	2,345,830
4.323%, due 4/26/28 (b)	1,835,000	1,826,801
Series HH
4.60%, due 2/1/25 (b)(c)	857,000	792,125
Lloyds Banking Group plc
4.582%, due 12/10/25	2,643,000	2,652,535
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(b)	1,770,000	1,471,153
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (d)	1,030,000	950,601
Morgan Stanley
2.484%, due 9/16/36 (b)	1,535,000	1,228,088
3.591%, due 7/22/28 (b)	1,750,000	1,676,189
5.00%, due 11/24/25	1,940,000	1,991,488
5.297%, due 4/20/37 (b)	545,000	545,101
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (d)	1,985,000	1,839,501
Societe Generale SA (a)(d)
3.337% (1 Year Treasury Constant Maturity Rate + 1.60%), due 1/21/33	1,440,000	1,219,319
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (c)	1,585,000	1,405,316
	Principal Amount	Value

Banks (continued)
Societe Generale SA (a)(d) (continued)
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (c)	$ 1,390,000	$ 1,220,420
Standard Chartered plc
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25 (a)(d)	1,345,000	1,258,328
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (c)(d)(e)	1,285,000	1,117,565
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (a)(c)(d)	1,520,000	1,268,744
Wachovia Corp.
5.50%, due 8/1/35	735,000	768,875
Wells Fargo & Co.
3.526%, due 3/24/28 (b)	1,430,000	1,372,614
Wells Fargo Bank NA
5.85%, due 2/1/37	335,000	371,319
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (d)	3,108,000	2,575,511
		72,655,230
Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	460,000	473,397
Building Materials 0.1%
Cemex SAB de CV
7.375%, due 6/5/27 (a)	650,000	684,255
Chemicals 0.6%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,135,000	1,068,954
Huntsman International LLC
4.50%, due 5/1/29	1,964,000	1,934,553
		3,003,507
Commercial Services 1.0%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	1,545,000	1,493,150
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Ashtead Capital, Inc.
4.00%, due 5/1/28 (a)	$ 865,000	$ 823,599
California Institute of Technology
3.65%, due 9/1/19	1,429,000	1,101,411
S&P Global, Inc.
4.25%, due 5/1/29 (a)	2,235,000	2,245,013
		5,663,173
Computers 1.5%
Dell International LLC
3.375%, due 12/15/41 (a)	1,450,000	1,088,486
4.90%, due 10/1/26	3,247,000	3,314,230
5.30%, due 10/1/29	765,000	788,359
8.10%, due 7/15/36	570,000	697,305
NCR Corp. (a)
5.00%, due 10/1/28	1,403,000	1,339,865
6.125%, due 9/1/29	925,000	885,687
		8,113,932
Diversified Financial Services 3.2%
AerCap Ireland Capital DAC
2.45%, due 10/29/26	2,300,000	2,045,396
Air Lease Corp.
4.25%, due 9/15/24	2,800,000	2,810,236
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(c)(d)	2,665,000	2,372,226
Ally Financial, Inc.
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (c)(d)(e)	900,000	774,729
8.00%, due 11/1/31	1,205,000	1,433,486
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,330,000	1,188,119
Avolon Holdings Funding Ltd. (a)
2.125%, due 2/21/26	1,385,000	1,240,276
3.25%, due 2/15/27	1,740,000	1,577,669
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	2,305,000	2,100,431
OneMain Finance Corp.
3.50%, due 1/15/27	1,145,000	1,005,905
3.875%, due 9/15/28	1,005,000	851,737
		17,400,210
	Principal Amount	Value

Electric 2.8%
Alabama Power Co.
3.00%, due 3/15/52	$ 1,915,000	$ 1,472,332
Arizona Public Service Co.
2.20%, due 12/15/31	1,765,000	1,459,125
3.35%, due 5/15/50	1,625,000	1,264,588
Calpine Corp.
5.125%, due 3/15/28 (a)	1,125,000	1,021,922
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	1,085,000	1,017,784
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	990,000	950,131
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (c)(d)	2,440,000	2,208,501
Ohio Power Co.
Series R
2.90%, due 10/1/51	900,000	662,171
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,235,000	1,558,067
Southern California Edison Co.
4.00%, due 4/1/47	1,235,000	1,056,228
Southwestern Electric Power Co.
3.25%, due 11/1/51	2,120,000	1,617,937
Virginia Electric and Power Co.
2.95%, due 11/15/51	1,360,000	1,055,308
		15,344,094
Entertainment 0.2%
Magallanes, Inc.
4.279%, due 3/15/32 (a)	1,045,000	970,695
Environmental Control 0.4%
Waste Connections, Inc.
2.20%, due 1/15/32	985,000	832,901
3.50%, due 5/1/29 (e)	1,130,000	1,088,183
		1,921,084
Food 0.7%
Kraft Heinz Foods Co.
5.00%, due 7/15/35	731,000	727,008
MARB BondCo plc
3.95%, due 1/29/31 (a)	1,520,000	1,262,633
Smithfield Foods, Inc. (a)
4.25%, due 2/1/27	1,190,000	1,161,503
5.20%, due 4/1/29	580,000	582,096
		3,733,240
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	$ 1,820,000	$ 1,555,679
Healthcare-Services 0.2%
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	1,385,000	1,074,073
Home Builders 0.5%
Lennar Corp.
4.75%, due 11/29/27	331,000	331,679
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	375,000	316,916
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,343,000	1,218,956
4.35%, due 2/15/28 (e)	819,000	781,051
		2,648,602
Insurance 1.9%
Athene Global Funding
2.50%, due 3/24/28 (a)	2,770,000	2,455,305
Equitable Holdings, Inc.
4.35%, due 4/20/28	1,275,000	1,268,255
Liberty Mutual Group, Inc.
3.951%, due 10/15/50 (a)	2,210,000	1,862,516
Nippon Life Insurance Co.
3.40% (5 Year Treasury Constant Maturity Rate + 2.612%), due 1/23/50 (a)(d)	1,095,000	997,819
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	1,070,000	1,070,020
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	1,325,000	1,289,763
Willis North America, Inc.
2.95%, due 9/15/29	1,690,000	1,508,791
		10,452,469
Internet 0.3%
Amazon.com, Inc.
3.60%, due 4/13/32	430,000	421,598
Expedia Group, Inc.
3.25%, due 2/15/30	1,310,000	1,168,562
		1,590,160
Lodging 0.5%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30 (e)	1,590,000	1,533,873
	Principal Amount	Value

Lodging (continued)
Las Vegas Sands Corp.
3.20%, due 8/8/24	$ 1,325,000	$ 1,272,477
		2,806,350
Media 0.7%
Comcast Corp.
2.937%, due 11/1/56 (a)	595,000	425,618
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,870,000	1,672,677
Grupo Televisa SAB
5.25%, due 5/24/49	610,000	616,771
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	1,030,000	904,433
		3,619,499
Miscellaneous—Manufacturing 0.4%
Textron Financial Corp.
2.241% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(d)	2,315,000	1,935,826
Oil & Gas 1.5%
Gazprom PJSC Via Gaz Capital SA
4.95%, due 2/6/28 (a)(f)	1,521,000	365,040
Marathon Petroleum Corp.
6.50%, due 3/1/41	1,605,000	1,808,573
Occidental Petroleum Corp.
4.30%, due 8/15/39	841,000	714,303
Petrobras Global Finance BV
5.50%, due 6/10/51 (e)	1,265,000	1,038,084
Southwestern Energy Co.
4.75%, due 2/1/32 (e)	1,220,000	1,153,669
Valero Energy Corp.
3.65%, due 12/1/51	1,545,000	1,204,824
6.625%, due 6/15/37	1,620,000	1,844,517
		8,129,010
Packaging & Containers 0.3%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	2,000	1,988
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)(e)	1,456,000	1,434,160
		1,436,148
Pharmaceuticals 0.9%
Becton Dickinson and Co.
4.669%, due 6/6/47	995,000	966,193
CVS Health Corp.
4.78%, due 3/25/38	450,000	445,021
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	$ 2,823,000	$ 2,420,779
4.75%, due 5/9/27	1,150,000	1,052,250
		4,884,243
Pipelines 3.2%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,385,000	1,127,221
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,125,000	1,067,490
Energy Transfer LP
4.95%, due 6/15/28	582,000	587,218
5.35%, due 5/15/45	940,000	860,898
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,325,000	1,073,686
4.20%, due 1/31/50	380,000	333,073
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,120,000	1,861,585
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	565,000	518,269
5.50%, due 10/15/30	440,000	433,528
5.625%, due 2/15/26	726,000	726,000
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	640,000	652,800
MPLX LP
4.875%, due 6/1/25	2,400,000	2,447,896
Sabine Pass Liquefaction LLC
5.875%, due 6/30/26	2,061,000	2,165,267
Targa Resources Corp.
4.20%, due 2/1/33	640,000	606,570
Western Midstream Operating LP
5.75%, due 2/1/50 (g)	1,495,000	1,317,334
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,685,000	1,291,681
		17,070,516
Real Estate 0.2%
Realogy Group LLC
5.25%, due 4/15/30 (a)	1,145,000	927,667
Real Estate Investment Trusts 1.8%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	1,255,000	1,161,678
American Tower Corp.
3.375%, due 5/15/24 (e)	2,405,000	2,398,083
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Equinix, Inc.
1.80%, due 7/15/27	$ 5,000	$ 4,402
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,490,000	1,192,929
Iron Mountain, Inc. (a)
4.875%, due 9/15/29 (e)	290,000	265,653
5.25%, due 7/15/30	1,635,000	1,498,543
Office Properties Income Trust
2.40%, due 2/1/27	2,025,000	1,750,568
Starwood Property Trust, Inc.
3.75%, due 12/31/24 (a)	1,480,000	1,424,219
		9,696,075
Retail 1.4%
AutoNation, Inc.
4.75%, due 6/1/30	1,880,000	1,851,497
Nordstrom, Inc.
4.00%, due 3/15/27 (e)	733,000	679,302
4.25%, due 8/1/31	1,365,000	1,156,955
QVC, Inc.
4.375%, due 9/1/28	2,415,000	2,052,050
Starbucks Corp.
4.45%, due 8/15/49	595,000	549,540
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	1,415,000	1,160,810
		7,450,154
Software 0.4%
MSCI, Inc.
3.25%, due 8/15/33 (a)	2,185,000	1,846,325
Oracle Corp.
3.65%, due 3/25/41	595,000	460,810
		2,307,135
Telecommunications 1.9%
Altice France SA
5.125%, due 7/15/29 (a)	1,340,000	1,134,390
AT&T, Inc.
3.85%, due 6/1/60	1,262,000	997,179
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	1,755,000	1,579,500
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	2,816,250	2,837,619
T-Mobile US, Inc.
2.625%, due 2/15/29	1,020,000	881,749
3.50%, due 4/15/31 (a)	685,000	607,136
VEON Holdings BV
4.95%, due 6/16/24 (a)	1,065,000	713,550
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Verizon Communications, Inc.
4.016%, due 12/3/29	$ 1,780,000	$ 1,741,412
		10,492,535
Total Corporate Bonds (Cost $265,249,434)		239,587,975
Foreign Government Bonds 3.0%
Brazil 0.4%
Brazil Government Bond
3.75%, due 9/12/31 (e)	1,380,000	1,190,940
Federative Republic of Brazil
4.625%, due 1/13/28	914,000	889,971
		2,080,911
Chile 0.6%
Chile Government Bond
2.55%, due 7/27/33	1,990,000	1,658,784
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	2,115,000	1,787,175
		3,445,959
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	1,810,000	1,382,605
4.50%, due 1/28/26	450,000	430,924
		1,813,529
Mexico 1.7%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	2,725,000	2,187,669
Mexico Government Bond
2.659%, due 5/24/31	343,000	287,407
3.75%, due 4/19/71	2,130,000	1,463,310
Petroleos Mexicanos
6.50%, due 3/13/27 (e)	3,005,000	2,870,646
6.75%, due 9/21/47	3,090,000	2,232,834
		9,041,866
Total Foreign Government Bonds (Cost $20,069,077)		16,382,265
	Principal Amount	Value
Loan Assignments 2.1%
Containers, Packaging & Glass 0.5%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.705% (1 Month LIBOR + 3.25%), due 4/3/24 (d)	$ 2,903,378	$ 2,844,405
Diversified/Conglomerate Service 0.4%
TruGreen LP
First Lien Second Refinancing Term Loan
4.764% (1 Month LIBOR + 4.00%), due 11/2/27 (d)	2,330,500	2,318,120
Finance 0.6%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 5/9/25 (d)	2,894,911	2,865,600
Hotel, Gaming & Leisure 0.6%
IRB Holding Corp.
2022 Replacement Term Loan B
3.75% (3 Month LIBOR + 3.00%), due 12/15/27 (d)	3,321,258	3,271,440
Total Loan Assignments (Cost $11,384,033)		11,299,565
Mortgage-Backed Securities 20.9%
Agency (Collateralized Mortgage Obligations) 6.0%
FHLMC
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	1,967,826	1,624,657
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	1,491,153	1,419,176
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	1,623,502	266,930
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,259,267	192,074
REMIC, Series 5160, Class IO
3.00%, due 10/25/51 (h)	1,034,406	119,940
FHLMC, Strips
Series 358, Class PO
(zero coupon), due 10/15/47	5,942,425	5,063,181
Series 377, Class C4
2.00%, due 1/25/51 (h)	1,062,680	136,253
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA
REMIC, Series 2022-3, Class YS
2.261% (SOFR 30A + 2.55%), due 2/25/52 (d)(h)	$ 8,850,000	$ 323,787
REMIC, Series 2021-33, Class AI
2.50%, due 5/25/47 (h)	10,326,206	1,339,585
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	6,853,926	910,414
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	2,301,857	2,206,659
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	8,348,518	1,365,301
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	1,390,781	1,346,818
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	3,410,293	513,349
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	2,840,192	2,782,161
GNMA
Series 2020-115, Class YA
1.00%, due 8/20/50	1,518,153	1,265,582
Series 2020-129, Class AG
1.00%, due 9/20/50	2,105,173	1,777,837
Series 2020-166, Class CA
1.00%, due 11/20/50	2,815,418	2,247,394
Series 2021-214, Class SA
1.41% (SOFR 30A + 1.70%), due 12/20/51 (d)(h)	14,283,673	166,930
Series 2021-213, Class ES
1.41% (SOFR 30A + 1.70%), due 12/20/51 (d)(h)	14,192,309	144,320
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,407,709	167,189
Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	9,017,516	1,187,399
Series 2021-30, Class WI
2.50%, due 2/20/51 (h)	10,961,711	1,643,698
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	9,120,016	1,526,237
Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	6,758,446	1,002,088
Series 2021-136, Class TI
3.00%, due 8/20/51 (h)	2,831,621	468,901
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	8,446,166	1,397,515
		32,605,375
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 8.8%
BAMLL Commercial Mortgage Securities Trust (a)(d)
Series 2022-DKLX, Class D
3.509% (1 Month SOFR + 3.00%), due 1/15/39	$ 400,000	$ 389,710
Series 2022-DKLX, Class F
5.466% (1 Month SOFR + 4.957%), due 1/15/39	800,000	773,030
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
1.013% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(d)	26,537	25,264
BX Commercial Mortgage Trust (a)
Series 2021-VOLT, Class C
1.654% (1 Month LIBOR + 1.10%), due 9/15/36 (d)	1,485,000	1,434,315
Series 2021-ACNT, Class D
2.405% (1 Month LIBOR + 1.85%), due 11/15/38 (d)	2,285,000	2,228,881
Series 2021-VOLT, Class E
2.554% (1 Month LIBOR + 2.00%), due 9/15/36 (d)	2,400,000	2,308,597
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (i)	3,267,000	2,893,966
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (i)	1,975,000	1,704,768
BX Trust (a)
Series 2019-OC11, Class C
3.856%, due 12/9/41	2,209,000	2,016,572
Series 2019-OC11, Class E
4.075%, due 12/9/41 (i)	3,009,000	2,569,970
BXHPP Trust
Series 2021-FILM, Class B
1.454% (1 Month LIBOR + 0.90%), due 8/15/36 (a)(d)	1,000,000	958,809
Commercial Mortgage Trust
Series 2013-CR8, Class A4
3.334%, due 6/10/46	416,522	415,828
Series 2013-CR9, Class B
4.436%, due 7/10/45 (a)(i)	2,380,000	2,309,085
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,060,000	1,857,146
Extended Stay America Trust (a)(d)
Series 2021-ESH, Class B
1.935% (1 Month LIBOR + 1.38%), due 7/15/38	119,266	117,630
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Extended Stay America Trust (a)(d) (continued)
Series 2021-ESH, Class C
2.255% (1 Month LIBOR + 1.70%), due 7/15/38	$ 2,256,115	$ 2,220,946
FREMF Mortgage Trust (a)(i)
Series 2017-K69, Class B
3.854%, due 10/25/49	370,000	354,224
Series 2019-K98, Class C
3.862%, due 10/25/52	1,200,000	1,127,405
Series 2017-K63, Class C
4.008%, due 2/25/50	1,725,000	1,663,419
Series 2019-K94, Class C
4.101%, due 7/25/52	970,000	922,554
Series 2019-K94, Class B
4.101%, due 7/25/52	920,000	892,498
Series 2016-K54, Class B
4.19%, due 4/25/48	630,000	620,751
Series 2018-K77, Class C
4.303%, due 5/25/51	1,375,000	1,324,919
Series 2018-K76, Class C
4.35%, due 6/25/51	2,508,000	2,418,383
Series 2018-K86, Class C
4.437%, due 11/25/51	1,105,000	1,080,379
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2021-410T, Class A
2.287%, due 3/5/42 (a)	2,685,000	2,427,065
SMRT
Series 2022-MINI, Class D
2.472% (1 Month SOFR + 1.95%), due 1/15/39 (a)(d)	1,050,000	1,024,975
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(j)	2,730,000	2,683,673
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(i)	2,125,000	2,097,046
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	1,580,000	1,563,216
Series 2012-C7, Class AS
4.09%, due 6/15/45 (j)	2,989,505	2,984,027
		47,409,051
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) 6.1%
Connecticut Avenue Securities Trust (a)(d)
Series 2020-R02, Class 2M2
2.668% (1 Month LIBOR + 2.00%), due 1/25/40	$ 217,606	$ 217,383
Series 2022-R04, Class 1M2
3.389% (SOFR 30A + 3.10%), due 3/25/42	900,000	904,512
FHLMC STACR REMIC Trust (a)(d)
Series 2022-DNA1, Class M1B
2.139% (SOFR 30A + 1.85%), due 1/25/42	950,000	907,343
Series 2022-DNA3, Class M1B
3.151% (SOFR 30A + 2.90%), due 4/25/42	1,000,000	1,000,633
Series 2021-HQA3, Class B1
3.639% (SOFR 30A + 3.35%), due 9/25/41	2,980,000	2,694,359
FHLMC STACR Trust (a)(d)
Series 2018-DNA2, Class M2
2.818% (1 Month LIBOR + 2.15%), due 12/25/30	848,440	854,796
Series 2018-DNA2, Class B1
4.368% (1 Month LIBOR + 3.70%), due 12/25/30	3,346,414	3,274,473
Series 2019-DNA2, Class B1
5.018% (1 Month LIBOR + 4.35%), due 3/25/49	2,925,000	2,952,878
FHLMC Structured Agency Credit Risk Debt Notes
Series 2018-HQA1, Class M2
2.968% (1 Month LIBOR + 2.30%), due 9/25/30 (d)	950,586	956,473
GS Mortgage-Backed Securities Corp. Trust
Series 2021-PJ5, Class A8
2.50%, due 10/25/51 (a)(j)	1,050,201	973,776
J.P. Morgan Mortgage Trust (a)(j)
Series 2021-8, Class A3
2.50%, due 12/25/51	2,920,955	2,581,427
Series 2021-LTV2, Class A1
2.519%, due 5/25/52	1,593,323	1,412,644
Series 2022-INV3, Class A3B
3.00%, due 9/25/52	1,145,142	1,042,303
Mello Warehouse Securitization Trust
Series 2020-2, Class A
1.468% (1 Month LIBOR + 0.80%), due 11/25/53 (a)(d)	522,000	519,612
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.403%, due 8/25/59 (i)	5,014,524	3,560,082
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
New Residential Mortgage Loan Trust (a) (continued)
Series 2019-4A, Class B6
4.705%, due 12/25/58 (j)	$ 4,459,703	$ 3,165,850
Series 2019-2A, Class B6
4.929%, due 12/25/57 (j)	1,678,231	1,229,783
STACR Trust (a)(d)
Series 2018-HRP2, Class M3
3.068% (1 Month LIBOR + 2.40%), due 2/25/47	2,185,000	2,176,837
Series 2018-HRP2, Class B1
4.868% (1 Month LIBOR + 4.20%), due 2/25/47	2,290,000	2,275,873
		32,701,037
Total Mortgage-Backed Securities (Cost $118,966,117)		112,715,463
Municipal Bond 0.4%
California 0.4%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	2,655,000	2,096,501
Total Municipal Bond (Cost $2,655,000)		2,096,501
U.S. Government & Federal Agencies 14.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.5%
FHLMC
1.55%, due 11/20/31	1,720,000	1,486,693
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/44	973,026	962,712
3.50%, due 11/1/45	931,516	921,625
3.50%, due 3/1/46	1,762,062	1,743,372
4.00%, due 10/1/48	761,607	771,101
6.50%, due 4/1/37	34,140	37,664
FHLMC Gold Pools, Other
4.00%, due 6/1/42	1,103,256	1,121,311
UMBS, 30 Year
2.50%, due 3/1/52	1,685,253	1,539,778
3.00%, due 3/1/52	1,577,217	1,494,226
3.00%, due 4/1/52	3,395,993	3,213,902
		13,292,384
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.1%
FNMA, Other
4.00%, due 3/1/42	$ 587,517	$ 600,900
4.00%, due 1/1/43	1,180,906	1,201,852
6.00%, due 4/1/37	5,621	5,879
UMBS, 20 Year
2.50%, due 4/1/42	847,577	785,801
UMBS, 30 Year
2.50%, due 8/1/50	443,777	406,372
2.50%, due 1/1/51	1,087,730	995,429
3.00%, due 12/1/47	191,791	183,962
3.00%, due 2/1/52	1,733,282	1,638,474
3.00%, due 3/1/52	1,288,009	1,218,935
3.00%, due 3/1/52	1,612,202	1,525,742
3.50%, due 12/1/44	798,633	789,482
5.50%, due 7/1/41	1,382,797	1,470,888
6.00%, due 7/1/39	283,037	312,790
6.50%, due 10/1/39	280,156	302,619
		11,439,125
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.3%
GNMA II, Other
2.50%, due 1/20/50	533,512	491,898
2.50%, due 5/20/50	1,335,659	1,220,005
		1,711,903
United States Treasury Bonds 8.2%
U.S. Treasury Bonds
2.25%, due 2/15/52	29,820,000	25,603,266
2.375%, due 2/15/42	20,935,000	18,498,036
		44,101,302
United States Treasury Inflation - Indexed Notes 0.6%
U.S. Treasury Inflation Linked Notes (k)
0.125%, due 1/15/30	424,555	430,894
0.875%, due 1/15/29	2,601,180	2,784,245
		3,215,139
United States Treasury Note 1.1%
U.S. Treasury Notes
1.875%, due 2/15/32 (e)	6,835,000	6,241,210
Total U.S. Government & Federal Agencies (Cost $86,795,343)		80,001,063
Total Long-Term Bonds (Cost $575,376,493)		527,036,648

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay Total Return Bond Fund

	Shares	Value
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (l)	1	$ 7
Total Common Stocks (Cost $0)		7
Short-Term Investments 2.6%
Affiliated Investment Company 1.2%
MainStay U.S. Government Liquidity Fund, 0.397% (m)	6,725,577	6,725,577
Unaffiliated Investment Company 1.4%
Invesco Government & Agency Portfolio, 0.419% (m)(n)	7,327,412	7,327,412
Total Short-Term Investments (Cost $14,052,989)		14,052,989
Total Investments (Cost $589,429,482)	100.4%	541,089,644
Other Assets, Less Liabilities	(0.4)	(2,247,389)
Net Assets	100.0%	$ 538,842,255

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2022.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(e)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $7,076,994. The Fund received cash collateral with a value of $7,327,412. (See Note 2(J))

(f)
Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $365,040, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(h)
Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(i)
Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30,
2022.

(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of April 30, 2022.
(n)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 23,661	$ 772,794	$ (789,729)	$ —	$ —	$ 6,726	$ 2	$ —	6,726
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	313	June 2022	$ 66,950,876	$ 65,984,312	$ (966,564)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 5 Year Notes	169	June 2022	$ 19,329,270	$ 19,041,547	$ (287,723)
U.S. Treasury 10 Year Notes	478	June 2022	58,119,194	56,956,688	(1,162,506)
U.S. Treasury Long Bonds	154	June 2022	22,857,174	21,665,875	(1,191,299)
Total Long Contracts					(3,608,092)
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(204)	June 2022	(26,934,234)	(26,316,000)	618,234
U.S. Treasury Ultra Bonds	(110)	June 2022	(18,939,439)	(17,648,125)	1,291,314
Total Short Contracts					1,909,548
Net Unrealized Depreciation					$ (1,698,544)

1.	As of April 30, 2022, cash in the amount of $1,026,590 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay Total Return Bond Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 64,953,816	$ —	$ 64,953,816
Corporate Bonds	—	239,587,975	—	239,587,975
Foreign Government Bonds	—	16,382,265	—	16,382,265
Loan Assignments	—	11,299,565	—	11,299,565
Mortgage-Backed Securities	—	112,715,463	—	112,715,463
Municipal Bond	—	2,096,501	—	2,096,501
U.S. Government & Federal Agencies	—	80,001,063	—	80,001,063
Total Long-Term Bonds	—	527,036,648	—	527,036,648
Common Stocks	7	—	—	7
Short-Term Investments
Affiliated Investment Company	6,725,577	—	—	6,725,577
Unaffiliated Investment Company	7,327,412	—	—	7,327,412
Total Short-Term Investments	14,052,989	—	—	14,052,989
Total Investments in Securities	14,052,996	527,036,648	—	541,089,644
Other Financial Instruments
Futures Contracts (b)	1,909,548	—	—	1,909,548
Total Investments in Securities and Other Financial Instruments	$ 15,962,544	$ 527,036,648	$ —	$ 542,999,192
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (3,608,092)	$ —	$ —	$ (3,608,092)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $582,703,905) including securities on loan of $7,076,994	$534,364,067
Investment in affiliated investment companies, at value (identified cost $6,725,577)	6,725,577
Cash denominated in foreign currencies (identified cost $157)	139
Cash collateral on deposit at broker for futures contracts	1,026,590
Receivables:
Interest	3,777,154
Investment securities sold	1,458,280
Fund shares sold	11,304
Securities lending	1,441
Other assets	71,470
Total assets	547,436,022
Liabilities
Cash collateral due to broker for TBA	37,533
Cash collateral received for securities on loan	7,327,412
Due to custodian	53,809
Payables:
Fund shares redeemed	457,061
Manager (See Note 3)	199,944
Variation margin on futures contracts	184,110
Transfer agent (See Note 3)	153,613
Shareholder communication	54,304
Professional fees	47,917
NYLIFE Distributors (See Note 3)	22,029
Custodian	21,320
Trustees	10,677
Accrued expenses	9,190
Distributions payable	14,848
Total liabilities	8,593,767
Net assets	$538,842,255
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$56,335
Additional paid-in-capital	589,463,996
589,520,331
Total distributable earnings (loss)	(50,678,076)
Net assets	$538,842,255
Class A
Net assets applicable to outstanding shares	$66,256,948
Shares of beneficial interest outstanding	6,927,692
Net asset value per share outstanding	$9.56
Maximum sales charge (4.50% of offering price)	0.45
Maximum offering price per share outstanding	$10.01
Investor Class
Net assets applicable to outstanding shares	$5,418,838
Shares of beneficial interest outstanding	563,217
Net asset value per share outstanding	$9.62
Maximum sales charge (4.00% of offering price)	0.40
Maximum offering price per share outstanding	$10.02
Class B
Net assets applicable to outstanding shares	$807,872
Shares of beneficial interest outstanding	84,337
Net asset value and offering price per share outstanding	$9.58
Class C
Net assets applicable to outstanding shares	$6,595,497
Shares of beneficial interest outstanding	687,571
Net asset value and offering price per share outstanding	$9.59
Class I
Net assets applicable to outstanding shares	$113,223,531
Shares of beneficial interest outstanding	11,833,161
Net asset value and offering price per share outstanding	$9.57
Class R1
Net assets applicable to outstanding shares	$26,276
Shares of beneficial interest outstanding	2,748
Net asset value and offering price per share outstanding	$9.56
Class R2
Net assets applicable to outstanding shares	$29,802
Shares of beneficial interest outstanding	3,117
Net asset value and offering price per share outstanding	$9.56
Class R3
Net assets applicable to outstanding shares	$441,350
Shares of beneficial interest outstanding	46,149
Net asset value and offering price per share outstanding	$9.56
Class R6
Net assets applicable to outstanding shares	$346,019,681
Shares of beneficial interest outstanding	36,184,584
Net asset value and offering price per share outstanding	$9.56
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay Total Return Bond Fund

SIMPLE Class
Net assets applicable to outstanding shares	$22,460
Shares of beneficial interest outstanding	2,336
Net asset value and offering price per share outstanding	$9.61
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$12,210,958
Securities lending	27,963
Dividends-affiliated	2,215
Total income	12,241,136
Expenses
Manager (See Note 3)	1,824,676
Distribution/Service—Class A (See Note 3)	100,191
Distribution/Service—Investor Class (See Note 3)	7,780
Distribution/Service—Class B (See Note 3)	4,758
Distribution/Service—Class C (See Note 3)	43,774
Distribution/Service—Class R2 (See Note 3)	40
Distribution/Service—Class R3 (See Note 3)	1,194
Distribution/Service—SIMPLE Class (See Note 3)	60
Transfer agent (See Note 3)	126,944
Registration	68,909
Professional fees	56,593
Custodian	34,185
Trustees	15,067
Shareholder communication	10,324
Shareholder service (See Note 3)	269
Miscellaneous	27,482
Total expenses before waiver/reimbursement	2,322,246
Expense waiver/reimbursement from Manager (See Note 3)	(52,392)
Net expenses	2,269,854
Net investment income (loss)	9,971,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	2,801,150
Futures transactions	2,252,720
Net realized gain (loss)	5,053,870
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(85,824,962)
Futures contracts	(2,587,655)
Translation of other assets and liabilities in foreign currencies	(14)
Net change in unrealized appreciation (depreciation)	(88,412,631)
Net realized and unrealized gain (loss)	(83,358,761)
Net increase (decrease) in net assets resulting from operations	$(73,387,479)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay Total Return Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,971,282	$34,878,905
Net realized gain (loss)	5,053,870	24,110,893
Net change in unrealized appreciation (depreciation)	(88,412,631)	(27,632,885)
Net increase (decrease) in net assets resulting from operations	(73,387,479)	31,356,913
Distributions to shareholders:
Class A	(3,740,557)	(3,167,863)
Investor Class	(278,550)	(232,732)
Class B	(39,176)	(35,371)
Class C	(371,332)	(378,150)
Class I	(6,411,967)	(25,753,664)
Class R1	(1,292)	(1,022)
Class R2	(1,427)	(1,173)
Class R3	(21,092)	(10,661)
Class R6	(23,087,982)	(23,894,507)
SIMPLE Class	(1,024)	(723)
Total distributions to shareholders	(33,954,399)	(53,475,866)
Capital share transactions:
Net proceeds from sales of shares	29,373,885	246,839,503
Net asset value of shares issued to shareholders in reinvestment of distributions	33,709,494	53,266,148
Cost of shares redeemed	(786,303,156)	(433,410,211)
Increase (decrease) in net assets derived from capital share transactions	(723,219,777)	(133,304,560)
Net increase (decrease) in net assets	(830,561,655)	(155,423,513)
Net Assets
Beginning of period	1,369,403,910	1,524,827,423
End of period	$538,842,255	$1,369,403,910
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.18	$11.35	$10.91	$10.10	$10.64	$10.66
Net investment income (loss)	0.13(a)	0.24(a)	0.24	0.27	0.25(a)	0.29
Net realized and unrealized gain (loss)	(1.28)	(0.03)	0.47	0.82	(0.54)	(0.06)
Total from investment operations	(1.15)	0.21	0.71	1.09	(0.29)	0.23
Less distributions:
From net investment income	(0.14)	(0.25)	(0.27)	(0.28)	(0.25)	(0.25)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.47)	(0.38)	(0.27)	(0.28)	(0.25)	(0.25)
Net asset value at end of period	$9.56	$11.18	$11.35	$10.91	$10.10	$10.64
Total investment return (b)	(10.61)%	1.86%	6.55%	10.88%	(2.78)%	2.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47%††	2.14%	2.30%	2.63%	2.40%	2.44%
Net expenses (c)	0.83%††	0.83%	0.85%	0.88%	0.90%	0.91%
Expenses (before waiver/reimbursement) (c)	0.86%††	0.83%	0.85%	0.89%	0.90%	0.94%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000’s)	$66,257	$87,764	$92,997	$56,473	$44,527	$55,474

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.24	$11.42	$10.97	$10.15	$10.70	$10.71
Net investment income (loss)	0.12(a)	0.22(a)	0.24	0.26	0.24(a)	0.24
Net realized and unrealized gain (loss)	(1.28)	(0.04)	0.46	0.82	(0.56)	(0.01)
Total from investment operations	(1.16)	0.18	0.70	1.08	(0.32)	0.23
Less distributions:
From net investment income	(0.13)	(0.23)	(0.25)	(0.26)	(0.23)	(0.24)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.46)	(0.36)	(0.25)	(0.26)	(0.23)	(0.24)
Net asset value at end of period	$9.62	$11.24	$11.42	$10.97	$10.15	$10.70
Total investment return (b)	(10.66)%	1.54%	6.40%	10.74%	(2.99)%	2.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%††	1.93%	2.11%	2.46%	2.27%	2.28%
Net expenses (c)	1.06%††	1.04%	1.05%	1.05%	1.04%	1.00%
Expenses (before waiver/reimbursement) (c)	1.09%††	1.04%	1.05%	1.06%	1.05%	1.03%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000's)	$5,419	$6,894	$7,558	$6,557	$5,514	$6,265

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.20	$11.37	$10.92	$10.11	$10.65	$10.67
Net investment income (loss)	0.08(a)	0.13(a)	0.18	0.20	0.16(a)	0.17
Net realized and unrealized gain (loss)	(1.28)	(0.03)	0.43	0.79	(0.55)	(0.03)
Total from investment operations	(1.20)	0.10	0.61	0.99	(0.39)	0.14
Less distributions:
From net investment income	(0.09)	(0.14)	(0.16)	(0.18)	(0.15)	(0.16)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.42)	(0.27)	(0.16)	(0.18)	(0.15)	(0.16)
Net asset value at end of period	$9.58	$11.20	$11.37	$10.92	$10.11	$10.65
Total investment return (b)	(11.04)%	0.85%	5.64%	9.85%	(3.64)%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%††	1.17%	1.36%	1.73%	1.51%	1.53%
Net expenses (c)	1.81%††	1.79%	1.80%	1.80%	1.79%	1.75%
Expenses (before waiver/reimbursement) (c)	1.84%††	1.79%	1.80%	1.81%	1.80%	1.78%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000’s)	$808	$1,087	$1,838	$2,515	$2,987	$4,913

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.21	$11.38	$10.93	$10.12	$10.66	$10.68
Net investment income (loss)	0.08(a)	0.13(a)	0.14	0.20	0.16(a)	0.17
Net realized and unrealized gain (loss)	(1.28)	(0.03)	0.47	0.79	(0.55)	(0.03)
Total from investment operations	(1.20)	0.10	0.61	0.99	(0.39)	0.14
Less distributions:
From net investment income	(0.09)	(0.14)	(0.16)	(0.18)	(0.15)	(0.16)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.42)	(0.27)	(0.16)	(0.18)	(0.15)	(0.16)
Net asset value at end of period	$9.59	$11.21	$11.38	$10.93	$10.12	$10.66
Total investment return (b)	(11.03)%	0.85%	5.64%	9.84%	(3.64)%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%††	1.17%	1.35%	1.74%	1.51%	1.53%
Net expenses (c)	1.81%††	1.79%	1.80%	1.80%	1.79%	1.75%
Expenses (before waiver/reimbursement) (c)	1.84%††	1.79%	1.80%	1.81%	1.80%	1.78%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000’s)	$6,595	$10,449	$18,434	$11,916	$14,837	$20,215

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.18	$11.36	$10.91	$10.10	$10.64	$10.66
Net investment income (loss)	0.14(a)	0.27(a)	0.29	0.31	0.28(a)	0.28
Net realized and unrealized gain (loss)	(1.26)	(0.04)	0.45	0.81	(0.54)	(0.01)
Total from investment operations	(1.12)	0.23	0.74	1.12	(0.26)	0.27
Less distributions:
From net investment income	(0.16)	(0.28)	(0.29)	(0.31)	(0.28)	(0.29)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.49)	(0.41)	(0.29)	(0.31)	(0.28)	(0.29)
Net asset value at end of period	$9.57	$11.18	$11.36	$10.91	$10.10	$10.64
Total investment return (b)	(10.49)%	2.11%	6.91%	11.20%	(2.49)%	2.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60%††	2.39%	2.56%	2.93%	2.70%	2.66%
Net expenses (c)	0.57%††	0.58%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.61%††	0.58%	0.60%	0.64%	0.65%	0.67%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000’s)	$113,224	$720,466	$686,829	$1,056,594	$1,016,022	$1,173,384

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R1		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.18	$11.35	$10.90	$10.10	$10.64	$10.66
Net investment income (loss)	0.14(a)	0.26(a)	0.26	0.29	0.27(a)	0.27
Net realized and unrealized gain (loss)	(1.28)	(0.03)	0.47	0.80	(0.54)	(0.01)
Total from investment operations	(1.14)	0.23	0.73	1.09	(0.27)	0.26
Less distributions:
From net investment income	(0.15)	(0.27)	(0.28)	(0.29)	(0.27)	(0.28)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.48)	(0.40)	(0.28)	(0.29)	(0.27)	(0.28)
Net asset value at end of period	$9.56	$11.18	$11.35	$10.90	$10.10	$10.64
Total investment return (b)	(10.54)%	2.01%	6.81%	10.98%	(2.59)%	2.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64%††	2.29%	2.47%	2.97%	2.61%	2.58%
Net expenses (c)	0.67%††	0.68%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.71%††	0.68%	0.70%	0.74%	0.75%	0.77%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000’s)	$26	$29	$29	$27	$4,148	$3,627

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.18	$11.35	$10.90	$10.09	$10.63	$10.65
Net investment income (loss)	0.12(a)	0.23(a)	0.25	0.27	0.24(a)	0.24
Net realized and unrealized gain (loss)	(1.27)	(0.03)	0.46	0.81	(0.54)	(0.01)
Total from investment operations	(1.15)	0.20	0.71	1.08	(0.30)	0.23
Less distributions:
From net investment income	(0.14)	(0.24)	(0.26)	(0.27)	(0.24)	(0.25)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.47)	(0.37)	(0.26)	(0.27)	(0.24)	(0.25)
Net asset value at end of period	$9.56	$11.18	$11.35	$10.90	$10.09	$10.63
Total investment return (b)	(10.65)%	1.75%	6.54%	10.82%	(2.83)%	2.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.39%††	2.02%	2.21%	2.57%	2.35%	2.32%
Net expenses (c)	0.92%††	0.93%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement) (c)	0.96%††	0.93%	0.95%	0.99%	1.00%	1.02%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000’s)	$30	$33	$87	$81	$73	$127

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.18	$11.35	$10.90	$10.10	$10.64	$10.66
Net investment income (loss)	0.11(a)	0.20(a)	0.22	0.24	0.22(a)	0.21
Net realized and unrealized gain (loss)	(1.27)	(0.03)	0.46	0.80	(0.54)	(0.01)
Total from investment operations	(1.16)	0.17	0.68	1.04	(0.32)	0.20
Less distributions:
From net investment income	(0.13)	(0.21)	(0.23)	(0.24)	(0.22)	(0.22)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.46)	(0.34)	(0.23)	(0.24)	(0.22)	(0.22)
Net asset value at end of period	$9.56	$11.18	$11.35	$10.90	$10.10	$10.64
Total investment return (b)	(10.75)%	1.50%	6.28%	10.44%	(3.08)%	1.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%††	1.79%	1.96%	2.30%	2.15%	2.07%
Net expenses (c)	1.16%††	1.18%	1.20%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement) (c)	1.21%††	1.18%	1.20%	1.24%	1.24%	1.27%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000’s)	$441	$509	$329	$251	$173	$93

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R6		2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.18	$11.35	$10.91	$10.10	$10.64	$10.66
Net investment income (loss)	0.14(a)	0.27(a)	0.28	0.30	0.29(a)	0.29
Net realized and unrealized gain (loss)	(1.27)	(0.02)	0.46	0.82	(0.54)	(0.02)
Total from investment operations	(1.13)	0.25	0.74	1.12	(0.25)	0.27
Less distributions:
From net investment income	(0.16)	(0.29)	(0.30)	(0.31)	(0.29)	(0.29)
From net realized gain on investments	(0.33)	(0.13)	—	—	—	—
Return of capital	—	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.49)	(0.42)	(0.30)	(0.31)	(0.29)	(0.29)
Net asset value at end of period	$9.56	$11.18	$11.35	$10.91	$10.10	$10.64
Total investment return (b)	(10.48)%	2.16%	6.89%	11.27%	(2.42)%	2.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.73%††	2.43%	2.61%	2.98%	2.81%	2.74%
Net expenses (c)	0.55%††	0.53%	0.53%	0.53%	0.53%	0.54%
Portfolio turnover rate	45%(d)	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of period (in 000’s)	$346,020	$542,147	$716,703	$185,733	$119,963	$27

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)
The portfolio turnover rates not including mortgage dollar rolls were 43%, 108%, 96%, 63% and 42% for the six-month period ended April 30, 2022 and for the years ended October 31, 2021,
2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$11.24	$11.41	$11.52**
Net investment income (loss)	0.10(a)	0.19(a)	0.03
Net realized and unrealized gain (loss)	(1.28)	(0.03)	(0.11)
Total from investment operations	(1.18)	0.16	(0.08)
Less distributions:
From net investment income	(0.12)	(0.20)	(0.03)
From net realized gain on investments	(0.33)	(0.13)	—
Total distributions	(0.45)	(0.33)	(0.03)
Net asset value at end of period	$9.61	$11.24	$11.41
Total investment return (b)	(10.76)%	1.39%	(0.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%††	1.69%	1.80%††
Net expenses (c)	1.31%††	1.29%	1.26%††
Expenses (before waiver/reimbursement) (c)	1.34%††	1.29%	1.26%††
Portfolio turnover rate	45%(d)	111%(d)	123%
Net assets at end of period (in 000’s)	$22	$25	$25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 43% and 108% for the six-month period ended April 30, 2022 and for the year ended October 31, 2021 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	January 2, 2004
Class I	January 2, 1991
Class R1	June 29, 2012
Class R2	June 29, 2012
Class R3	February 29, 2016
Class R6	December 29, 2014
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

38	MainStay MacKay Total Return Bond Fund

"Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a
39

Notes to Financial Statements (Unaudited) (continued)
debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.

40	MainStay MacKay Total Return Bond Fund

(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to
41

Notes to Financial Statements (Unaudited) (continued)
meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2022, the Fund did not hold any unfunded commitments.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected

42	MainStay MacKay Total Return Bond Fund

in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(K) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(L) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(N) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet
43

Notes to Financial Statements (Unaudited) (continued)
occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,909,548	$1,909,548
Total Fair Value	$1,909,548	$1,909,548

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(3,608,092)	$(3,608,092)
Total Fair Value	$(3,608,092)	$(3,608,092)

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$2,252,720	$2,252,720
Total Net Realized Gain (Loss)	$2,252,720	$2,252,720

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(2,587,655)	$(2,587,655)
Total Net Change in Unrealized Appreciation (Depreciation)	$(2,587,655)	$(2,587,655)

Average Notional Amount	Total
Futures Contracts Long	$165,071,506
Futures Contracts Short	$(65,796,747)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2022, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.44% from $1 billion to $3 billion; and 0.43% in excess of $3 billion. During the year ended April 30, 2022, the effective management fee rate was 0.49% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2022, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion.
Effective February 28, 2022, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.45% for Class I shares. New York Life Investments will apply an equivalent waiver

44	MainStay MacKay Total Return Bond Fund

or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and SIMPLE Class shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to February 28, 2022, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.60% for Class I shares.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $1,824,676 and waived fees and/or reimbursed expenses in the amount of $52,392 and paid the Subadvisor fees in the amount of $887,467.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$14
Class R2	16
Class R3	239
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $8,105 and $486, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares during the six-month period ended April 30, 2022, of $51 and $434, respectively.
45

Notes to Financial Statements (Unaudited) (continued)
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$27,116	$—
Investor Class	9,362	—
Class B	1,432	—
Class C	13,178	—
Class I	66,332	—
Class R1	9	—
Class R2	11	—
Class R3	160	—
Class R6	9,308	—
SIMPLE Class	36	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$392,125	0.3%
Class R1	26,190	99.7
Class R2	29,716	99.7
Class R3	27,500	6.2
Class R6	28,578	0.0
SIMPLE Class	22,419	99.8
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$593,972,660	$2,339,841	$(55,222,857)	$(52,883,016)
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$53,475,866
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any

46	MainStay MacKay Total Return Bond Fund

revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of U.S. government securities were $176,618 and $323,003, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $163,630 and $754,488, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	531,731	$5,713,893
Shares issued to shareholders in reinvestment of distributions	330,490	3,523,492
Shares redeemed	(1,810,627)	(18,702,276)
Net increase (decrease) in shares outstanding before conversion	(948,406)	(9,464,891)
Shares converted into Class A (See Note 1)	26,779	281,729
Net increase (decrease)	(921,627)	$(9,183,162)
Year ended October 31, 2021:
Shares sold	2,260,020	$25,590,021
Shares issued to shareholders in reinvestment of distributions	263,448	2,981,303
Shares redeemed	(3,060,427)	(34,411,605)
Net increase (decrease) in shares outstanding before conversion	(536,959)	(5,840,281)
Shares converted into Class A (See Note 1)	194,947	2,182,908
Net increase (decrease)	(342,012)	$(3,657,373)

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	12,942	$136,531
Shares issued to shareholders in reinvestment of distributions	25,716	275,965
Shares redeemed	(76,367)	(801,314)
Net increase (decrease) in shares outstanding before conversion	(37,709)	(388,818)
Shares converted into Investor Class (See Note 1)	7,049	74,062
Shares converted from Investor Class (See Note 1)	(19,233)	(205,138)
Net increase (decrease)	(49,893)	$(519,894)
Year ended October 31, 2021:
Shares sold	75,590	$859,257
Shares issued to shareholders in reinvestment of distributions	19,814	225,480
Shares redeemed	(108,873)	(1,235,375)
Net increase (decrease) in shares outstanding before conversion	(13,469)	(150,638)
Shares converted into Investor Class (See Note 1)	61,170	687,297
Shares converted from Investor Class (See Note 1)	(96,625)	(1,096,170)
Net increase (decrease)	(48,924)	$(559,511)

47

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	190	$2,046
Shares issued to shareholders in reinvestment of distributions	3,455	37,002
Shares redeemed	(11,766)	(123,302)
Net increase (decrease) in shares outstanding before conversion	(8,121)	(84,254)
Shares converted from Class B (See Note 1)	(4,609)	(48,944)
Net increase (decrease)	(12,730)	$(133,198)
Year ended October 31, 2021:
Shares sold	11,728	$132,191
Shares issued to shareholders in reinvestment of distributions	2,964	33,697
Shares redeemed	(55,906)	(630,652)
Net increase (decrease) in shares outstanding before conversion	(41,214)	(464,764)
Shares converted from Class B (See Note 1)	(23,433)	(266,870)
Net increase (decrease)	(64,647)	$(731,634)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	31,825	$329,413
Shares issued to shareholders in reinvestment of distributions	34,524	370,778
Shares redeemed	(300,906)	(3,132,397)
Net increase (decrease) in shares outstanding before conversion	(234,557)	(2,432,206)
Shares converted from Class C (See Note 1)	(9,892)	(101,709)
Net increase (decrease)	(244,449)	$(2,533,915)
Year ended October 31, 2021:
Shares sold	148,429	$1,693,193
Shares issued to shareholders in reinvestment of distributions	33,112	377,071
Shares redeemed	(738,618)	(8,285,459)
Net increase (decrease) in shares outstanding before conversion	(557,077)	(6,215,195)
Shares converted from Class C (See Note 1)	(130,752)	(1,452,114)
Net increase (decrease)	(687,829)	$(7,667,309)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,252,130	$13,534,642
Shares issued to shareholders in reinvestment of distributions	600,876	6,406,005
Shares redeemed	(54,433,633)	(605,354,939)
Net increase (decrease)	(52,580,627)	$(585,414,292)
Year ended October 31, 2021:
Shares sold	12,093,691	$136,796,966
Shares issued to shareholders in reinvestment of distributions	2,275,535	25,746,253
Shares redeemed	(10,428,368)	(118,152,762)
Net increase (decrease)	3,940,858	$44,390,457

Class R1	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	122	$1,291
Net increase (decrease)	122	$1,291
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	90	$1,021
Net increase (decrease)	90	$1,021

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	134	$1,426
Net increase (decrease)	134	$1,426
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	104	$1,173
Net increase (decrease) in shares outstanding before conversion	104	1,173
Shares converted from Class R2 (See Note 1)	(4,762)	(55,051)
Net increase (decrease)	(4,658)	$(53,878)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,141	$21,727
Shares issued to shareholders in reinvestment of distributions	425	4,530
Shares redeemed	(1,973)	(20,309)
Net increase (decrease)	593	$5,948
Year ended October 31, 2021:
Shares sold	24,213	$274,076
Shares issued to shareholders in reinvestment of distributions	434	4,920
Shares redeemed	(8,055)	(90,866)
Net increase (decrease)	16,592	$188,130

48	MainStay MacKay Total Return Bond Fund

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	931,967	$9,635,633
Shares issued to shareholders in reinvestment of distributions	2,163,529	23,087,981
Shares redeemed	(15,403,591)	(158,168,619)
Net increase (decrease)	(12,308,095)	$(125,445,005)
Year ended October 31, 2021:
Shares sold	7,210,759	$81,493,799
Shares issued to shareholders in reinvestment of distributions	2,110,987	23,894,507
Shares redeemed	(23,956,446)	(270,603,492)
Net increase (decrease)	(14,634,700)	$(165,215,186)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	96	$1,024
Net increase (decrease)	96	$1,024
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	63	$723
Net increase (decrease)	63	$723
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

50	MainStay MacKay Total Return Bond Fund

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

52	MainStay MacKay Total Return Bond Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed reducing the management and subadvisory fees of the Fund and lowering the expense limitation for Class I shares of the Fund, all effective February 28, 2022.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
53

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

54	MainStay MacKay Total Return Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737263MS086-22
MSTRB10-06/22
(NYLIM) NL229

MainStay Short Term Bond Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 1% Initial Sales Charge	With sales charges	1/2/2004	-4.76%	-5.10%	0.89%	1.20%	0.77%
		Excluding sales charges		-3.79	-4.14	1.51	1.51	0.77
Investor Class Shares[3,4]	Maximum 0.5% Initial Sales Charge	With sales charges	2/28/2008	-4.42	-4.85	0.63	1.00	1.29
		Excluding sales charges		-3.94	-4.38	1.25	1.30	1.29
Class I Shares	No Sales Charge		1/2/1991	-3.62	-3.81	1.79	1.83	0.52
SIMPLE Class Shares	No Sales Charge		8/31/2020	-4.04	-4.60	N/A	-2.44	1.54

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to February 28, 2020, the maximum initial sales charge applicable was 3%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 1%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[2]	-3.24%	-3.50%	1.11%	1.02%
Morningstar U.S. Fund Short-Term Bond Category Average[3]	-4.15	-4.15	1.15	1.24

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg 1-3
Year U.S. Government/Credit Bond Index is an unmanaged index comprised of investment grade, U.S. dollar denominated, fixed-rate Treasurys, government-related and corporate securities, with maturities of one to three years. Results assume reinvestment of all income.

3.
The Morningstar U.S. Fund Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$962.10	$3.60	$1,021.13	$3.71	0.74%
Investor Class Shares	$1,000.00	$960.60	$4.47	$1,020.23	$4.61	0.92%
Class I Shares	$1,000.00	$963.80	$1.95	$1,022.81	$2.01	0.40%
SIMPLE Class Shares	$1,000.00	$959.60	$5.68	$1,018.99	$5.86	1.17%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	U.S. Treasury Notes, 1.875%-2.625%, due 4/15/25–2/15/32
2.	FHLB, 2.50%-4.00%, due 4/20/26–5/26/27
3.	FHLMC, Multifamily Structured Pass-Through Certificates, 0.831%-1.81%, due 3/25/30–7/25/31
4.	American Express Co., 3.375%, due 5/3/24
5.	Commercial Mortgage Trust, 3.086%, due 4/12/35
6.	Mizuho Financial Group, Inc., 1.653%, due 9/13/23
7.	HSBC Holdings plc, 4.25%, due 8/18/25
8.	AerCap Ireland Capital DAC, 1.65%, due 10/29/24
9.	NextEra Energy Capital Holdings, Inc., 0.567%, due 11/3/23
10.	Voya CLO Ltd., 2.213%-2.594%, due 4/15/31–10/20/34

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Short Term Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Short Term Bond Fund returned −3.62%, underperforming the −3.24% return of the Fund’s benchmark, the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Index”). Over the same period, Class I shares outperformed the −4.15% return of the Morningstar U.S. Fund Short-Term Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Index, the Fund held overweight positions in corporate securities, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained underweight exposure to the U.S. Treasury sector. Option-adjusted spreads2 (“OAS”) on the Index widened 15 basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) The corporate sector was the worst-performing sector during the reporting period, followed by asset-backed securities–both fixed rate and floating rate. Overweight positions relative to the designated benchmark in CMBS also detracted from performance during the reporting period. Underweight exposure in U.S. Treasury securities, relative to the Index, was accretive to performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund’s investments in derivatives were limited to interest rate derivatives used to keep the duration3 of the Fund in line with its target. These interest rate derivatives had a slightly negative impact on performance.
What was the Fund’s duration strategy during the reporting period?
During the reporting period, the Fund generally maintained a duration shorter than that of the Index. The Fund’s shorter duration position was concentrated in the front end of the yield curve4 (0-2 year). This strategy positively impacted the Fund’s performance as interest rates moved higher in anticipation of the U.S. Federal Reserve (the “Fed”) tightening monetary policy to rein in inflation. As of April 30, 2022, the Fund’s duration was 1.68 years compared to a duration of 1.92 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, and compared to the Index, the Fund maintained overweight exposure in the industrial and financial subsectors, both of which detracted from performance relative to the Index. Among industrials, performance in automotive and technology subsectors were particularly weak, with bonds issued by Nissan Motor, Hyundai Capital, and VMware among the Fund’s worst performers. Among financials, the finance company and banking subsectors had the most negative impact on relative performance, particularly holdings in Citigroup, Credit Suisse Group, AerCap Ireland Capital and Aircastle. Within securitized products, ABS was the worst performing sector. Within the floating-rate subcomponent of the ABS sector, AAA and AA-rated collateralized loan obligations detracted from relative performance5. Within the fixed-rate subcomponent of the ABS sector, equipment and student loan securities detracted the most. Within the CMBS sector, and relative to the Index, the Fund’s overweight position in the agency subcomponent detracted from performance. Conversely, the Fund’s relatively underweight exposure to the sovereign, supranational and foreign agency subsectors was slightly accretive to performance. An underweight exposure to the U.S. Treasury sector was also accretive to performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest additions to the Fund during the reporting period included bonds issued by American Express, Daimler Trucks Finance North America, ING Bank, Global Payments and Baxter International. The largest reductions during the same period included bonds issued by Verizon Communications, Boeing, NatWest Markets, Citigroup and Humana.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

How did the Fund’s weightings change during the reporting period?
During the reporting period, the Fund held overweight exposure to the industrial and financial subsectors within the corporate sector. The Fund reduced its corporate credit allocation during the first quarter of 2022, as credit valuations became less attractive. The reduction in corporate credit served to improve quality and flexibility in the Fund as rate and spread volatility is expected to persist in the foreseeable future. Within the ABS sector, the Fund reduced its allocation to AAA and AA-rated collateralized loan obligations (“CLOs”) in the first quarter of 2022 to raise liquidity due to portfolio outflows. Early in the reporting period, the Fund significantly reduced its U.S. government agency exposure, particularly in the callable subcomponent. Interest rates moved materially higher due to increased expectations that the Fed would tighten monetary policy more quickly than originally expected, increasing volatility in financial markets. During the last month of the reporting period, the Fund increased its allocation to U.S. government agencies from underweight versus the Index to neutral. The allocation adjustment was driven by the improving yield and spread pick-up being offered by the sector. Throughout the reporting period, the Fund significantly reduced its U.S. government agency exposure, particularly in the callable subcomponent. Interest rates moved materially higher during the reporting period due to increased expectations that the Fed would tighten monetary policy more quickly than originally expected. The Fund reduced its callable agency exposure, which consisted of negatively convex6 assets, and moved into more positively convex assets such as U.S. Treasury securities, which should perform better in a rising rate environment.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held its most significantly overweight exposure relative to the Index in corporate securities. Within the corporate sector, the Fund held overweight positions in financials, industrials and utilities. The Fund also held overweight positions in ABS and CMBS. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
6.
Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Term Bond Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 91.9%
Asset-Backed Securities 17.3%
Other Asset-Backed Securities 17.3%
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2
1.937%, due 8/15/46 (a)	$ 500,000	$ 451,600
Apidos CLO XXX
Series XXXA, Class A2
2.644% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	500,000	493,811
Apidos CLO XXXII
Series 2019-32A, Class A1
2.383% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	500,000	499,055
Aqua Finance Trust (a)
Series 2021-A, Class A
1.54%, due 7/17/46	530,758	500,448
Series 2020-AA, Class A
1.90%, due 7/17/46	357,834	346,086
ARES XXXIV CLO Ltd.
Series 2015-2A, Class AR2
2.294% (3 Month LIBOR + 1.25%), due 4/17/33 (a)(b)	500,000	497,118
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
2.463% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	500,000	491,203
Battalion CLO 17 Ltd.
Series 2021-17A, Class A1
2.323% (3 Month LIBOR + 1.26%), due 3/9/34 (a)(b)	250,000	248,669
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (a)	649,062	596,113
Carlyle US CLO Ltd.
Series 2021-5A, Class B
2.663% (3 Month LIBOR + 1.60%), due 7/20/34 (a)(b)	500,000	491,299
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class A1R
2.314% (3 Month LIBOR + 1.13%), due 10/25/34 (a)(b)	500,000	492,097
College Avenue Student Loans LLC (a)
Series 2021-A, Class A2
1.60%, due 7/25/51	362,478	328,438
Series 2021-B, Class A2
1.76%, due 6/25/52	293,154	270,751
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Cook Park CLO Ltd.
Series 2018-1A, Class B
2.444% (3 Month LIBOR + 1.40%), due 4/17/30 (a)(b)	$ 500,000	$ 493,138
Dewolf Park CLO Ltd.
Series 2017-1A, Class BR
2.494% (3 Month LIBOR + 1.45%), due 10/15/30 (a)(b)	500,000	496,099
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A
1.80%, due 11/25/45 (a)	384,864	349,581
ELFI Graduate Loan Program LLC
Series 2021-A, Class A
1.53%, due 12/26/46 (a)	348,138	320,118
Global SC Finance VII SRL
Series 2021-2A, Class A
1.95%, due 8/17/41 (a)	371,427	338,422
MVW Owner Trust
Series 2017-1A, Class A
2.42%, due 12/20/34 (a)	33,928	33,622
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
2.738% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(b)	500,000	494,635
Neuberger Berman Loan Advisers CLO 33 Ltd.
Series 2019-33A, Class BR
2.644% (3 Month LIBOR + 1.60%), due 10/16/33 (a)(b)	500,000	494,181
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	311,119	288,177
Oaktree CLO Ltd.
Series 2015-1A, Class A2BR
2.413% (3 Month LIBOR + 1.35%), due 10/20/27 (a)(b)	500,000	499,336
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
2.613% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	500,000	496,229
Romark CLO IV Ltd.
Series 2021-4A, Class A1
2.159% (3 Month LIBOR + 1.17%), due 7/10/34 (a)(b)	500,000	490,524
Sixth Street CLO XVII Ltd.
Series 2021-17A, Class A
2.303% (3 Month LIBOR + 1.24%), due 1/20/34 (a)(b)	300,000	298,257
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	$ 350,000	$ 320,605
Vibrant CLO X Ltd.
Series 2018-10A, Class A1
2.263% (3 Month LIBOR + 1.20%), due 10/20/31 (a)(b)	500,000	494,800
Voya CLO Ltd. (a)(b)
Series 2021-2A, Class A
2.213% (3 Month LIBOR + 1.15%), due 10/20/34	500,000	492,371
Series 2019-1A, Class BR
2.594% (3 Month LIBOR + 1.55%), due 4/15/31	500,000	491,207
Total Asset-Backed Securities (Cost $13,031,111)		12,597,990
Corporate Bonds 54.9%
Auto Manufacturers 6.3%
American Honda Finance Corp.
0.55%, due 7/12/24	700,000	660,945
Daimler Trucks Finance North America LLC
1.625%, due 12/13/24 (a)	825,000	783,430
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	275,000	275,242
3.664%, due 9/8/24	600,000	580,500
General Motors Financial Co., Inc.
1.05%, due 3/8/24	750,000	715,920
Hyundai Capital America
1.30%, due 1/8/26 (a)	750,000	673,765
Nissan Motor Acceptance Co. LLC
1.125%, due 9/16/24 (a)	750,000	696,995
Volkswagen Group of America Finance LLC
1.25%, due 11/24/25 (a)	200,000	182,174
		4,568,971
Auto Parts & Equipment 0.4%
Aptiv plc
2.396%, due 2/18/25	300,000	288,475
Banks 14.2%
Banco Santander SA
2.746%, due 5/28/25	200,000	191,177
Bank of America Corp.
4.20%, due 8/26/24	700,000	706,428
	Principal Amount	Value

Banks (continued)
BNP Paribas SA
4.25%, due 10/15/24	$ 850,000	$ 858,399
Citigroup, Inc.
1.462%, due 6/9/27 (c)	600,000	534,048
Credit Suisse Group AG
1.305%, due 2/2/27 (a)(c)	500,000	438,016
Goldman Sachs Group, Inc. (The)
1.757%, due 1/24/25 (c)	500,000	482,786
HSBC Holdings plc
4.25%, due 8/18/25	1,075,000	1,075,959
ING Bank NV
5.80%, due 9/25/23 (a)	750,000	769,973
JPMorgan Chase & Co.
1.561%, due 12/10/25 (c)	600,000	564,785
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	550,000	533,762
Mizuho Financial Group, Inc.
1.653% (3 Month LIBOR + 0.85%), due 9/13/23 (b)	1,075,000	1,076,553
Morgan Stanley
0.79%, due 5/30/25 (c)	600,000	561,152
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(b)	450,000	427,203
Sumitomo Mitsui Financial Group, Inc.
2.696%, due 7/16/24	950,000	931,050
Sumitomo Mitsui Trust Bank Ltd.
0.80%, due 9/16/24 (a)	750,000	701,844
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	525,000	471,045
		10,324,180
Beverages 1.1%
Coca-Cola Europacific Partners plc
0.80%, due 5/3/24 (a)	850,000	803,612
Chemicals 0.7%
Dow Chemical Co. (The)
3.625%, due 5/15/26	500,000	496,771
Commercial Services 0.9%
Global Payments, Inc.
1.50%, due 11/15/24	675,000	637,593
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 7.2%
AerCap Ireland Capital DAC
1.65%, due 10/29/24	$ 1,100,000	$ 1,025,433
Air Lease Corp.
0.80%, due 8/18/24	650,000	604,237
Aircastle Ltd.
2.85%, due 1/26/28 (a)	400,000	349,135
American Express Co.
3.375%, due 5/3/24	1,150,000	1,149,082
Antares Holdings LP
3.95%, due 7/15/26 (a)	250,000	229,409
Ares Finance Co. LLC
4.00%, due 10/8/24 (a)	525,000	523,546
BOC Aviation USA Corp.
1.625%, due 4/29/24 (a)	450,000	431,230
LSEGA Financing plc
0.65%, due 4/6/24 (a)	1,000,000	946,980
		5,259,052
Electric 5.4%
Eversource Energy
Series T
0.431% (SOFR + 0.25%), due 8/15/23 (b)	750,000	748,054
NextEra Energy Capital Holdings, Inc.
0.567% (SOFR + 0.40%), due 11/3/23 (b)	1,000,000	994,526
OGE Energy Corp.
0.703%, due 5/26/23	1,000,000	972,975
Pacific Gas and Electric Co.
1.75%, due 6/16/22	425,000	424,712
Southern California Edison Co.
1.10%, due 4/1/24	625,000	599,679
Series 20C
1.20%, due 2/1/26	175,000	157,191
		3,897,137
Electronics 0.5%
Flex Ltd.
3.75%, due 2/1/26	350,000	341,556
Entertainment 0.4%
Magallanes, Inc.
3.638%, due 3/15/25 (a)	325,000	319,651
Food 0.6%
Mondelez International, Inc.
2.125%, due 3/17/24	450,000	441,851
	Principal Amount	Value

Gas 0.5%
CenterPoint Energy Resources Corp.
0.70%, due 3/2/23	$ 375,000	$ 367,120
Healthcare-Products 0.9%
Baxter International, Inc.
1.322%, due 11/29/24 (a)	675,000	636,770
Healthcare-Services 0.9%
Laboratory Corp. of America Holdings
3.25%, due 9/1/24	650,000	645,847
Housewares 0.3%
Newell Brands, Inc.
4.10%, due 4/1/23 (d)	205,000	205,128
Insurance 0.3%
Corebridge Financial, Inc.
3.50%, due 4/4/25 (a)	200,000	197,972
Iron & Steel 0.2%
Steel Dynamics, Inc.
2.40%, due 6/15/25	125,000	119,289
Machinery-Diversified 1.3%
CNH Industrial NV
4.50%, due 8/15/23	935,000	948,006
Media 1.8%
Charter Communications Operating LLC
Series USD
4.50%, due 2/1/24	700,000	708,625
Discovery Communications LLC
3.80%, due 3/13/24	600,000	599,996
		1,308,621
Oil & Gas Services 1.0%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	750,000	754,555
Pharmaceuticals 1.5%
AbbVie, Inc.
3.80%, due 3/15/25	180,000	180,160
Bayer US Finance II LLC
3.875%, due 12/15/23 (a)	930,000	937,370
		1,117,530
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 1.8%
Kinder Morgan Energy Partners LP
4.15%, due 2/1/24	$ 750,000	$ 757,992
Plains All American Pipeline LP
3.85%, due 10/15/23	525,000	526,268
		1,284,260
Real Estate Investment Trusts 3.3%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	775,000	763,994
National Retail Properties, Inc.
3.90%, due 6/15/24	950,000	955,677
Regency Centers LP
3.90%, due 11/1/25	700,000	701,255
		2,420,926
Retail 0.9%
7-Eleven, Inc.
0.80%, due 2/10/24 (a)	700,000	666,885
Semiconductors 1.2%
Skyworks Solutions, Inc.
0.90%, due 6/1/23	900,000	877,463
Software 1.1%
VMware, Inc.
1.00%, due 8/15/24	850,000	799,401
Telecommunications 0.2%
T-Mobile US, Inc.
2.05%, due 2/15/28	150,000	132,155
Total Corporate Bonds (Cost $41,635,965)		39,860,777
Foreign Government Bond 0.5%
Supranational 0.5%
International Bank for Reconstruction & Development
0.85%, due 2/10/27	375,000	334,589
Total Foreign Government Bond (Cost $375,000)		334,589
	Principal Amount	Value
Mortgage-Backed Securities 8.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 8.1%
BFLD Trust
Series 2021-FPM, Class A
2.155% (1 Month LIBOR + 1.60%), due 6/15/38 (a)(b)	$ 700,000	$ 690,340
Commercial Mortgage Trust
Series 2013-SFS, Class A2
3.086%, due 4/12/35 (a)(e)	1,100,000	1,091,462
FHLMC, Multifamily Structured Pass-Through Certificates (e)(f)
Series K131, Class X1
0.831%, due 7/25/31	7,996,103	440,225
Series K122, Class X1
0.973%, due 11/25/30	4,091,874	245,133
Series K120, Class X1
1.133%, due 10/25/30	9,224,810	636,744
Series K112, Class X1
1.536%, due 5/25/30	3,623,331	339,588
Series K108, Class X1
1.81%, due 3/25/30	5,797,689	629,502
GS Mortgage Securities Corp. II
Series 2012-BWTR, Class A
2.954%, due 11/5/34 (a)	500,000	497,995
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (a)	500,000	484,651
Queens Center Mortgage Trust
Series 2013-QCA, Class A
3.275%, due 1/11/37 (a)	500,000	486,834
WFLD Mortgage Trust
Series 2014-MONT, Class A
3.88%, due 8/10/31 (a)(e)	300,000	294,436
		5,836,910
Whole Loan (Collateralized Mortgage Obligation) 0.6%
COLT Mortgage Loan Trust
Series 2021-5, Class A1
1.726%, due 11/26/66 (a)(g)	472,903	448,157
Total Mortgage-Backed Securities (Cost $6,585,216)		6,285,067
U.S. Government & Federal Agencies 10.5%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.7%
FHLB
2.50%, due 3/22/27	650,000	630,593
3.00%, due 4/20/26	550,000	548,005
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Short Term Bond Fund

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLB (continued)
3.00%, due 3/25/27	$ 650,000	$ 638,944
3.00%, due 3/25/27	650,000	641,839
4.00%, due 5/26/27	650,000	649,817
FHLMC
4.00%, due 5/27/27 (h)	350,000	349,542
		3,458,740
United States Treasury Notes 5.8%
U.S. Treasury Notes
1.875%, due 2/15/32	3,025,000	2,762,203
2.375%, due 3/31/29	450,000	433,828
2.625%, due 4/15/25	1,000,000	992,813
		4,188,844
Total U.S. Government & Federal Agencies (Cost $7,938,181)		7,647,584
Total Long-Term Bonds (Cost $69,565,473)		66,726,007

	Shares
Short-Term Investment 3.9%
Unaffiliated Investment Company 3.9%
JPMorgan U.S. Government Money Market Fund, IM Class, 0.351% (g)(i)	2,828,080	2,828,080
Total Short-Term Investment (Cost $2,828,080)		2,828,080
Total Investments (Cost $72,393,553)	95.8%	69,554,087
Other Assets, Less Liabilities	4.2	3,035,401
Net Assets	100.0%	$ 72,589,488

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2022.
(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(e)
Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30,
2022.

(f)
Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(h)	Delayed delivery security.
(i)	Current yield as of April 30, 2022.
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	27	June 2022	$ 5,712,010	$ 5,691,938	$ (20,072)
Short Contracts
U.S. Treasury 5 Year Notes	(50)	June 2022	(5,826,731)	(5,633,594)	193,137
U.S. Treasury 10 Year Notes	(14)	June 2022	(1,718,247)	(1,668,188)	50,059
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Ultra Bonds	(5)	June 2022	$ (661,192)	$ (645,000)	$ 16,192
Total Short Contracts					259,388
Net Unrealized Appreciation					$ 239,316

1.	As of April 30, 2022, cash in the amount of $97,475 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
CLO—Collateralized Loan Obligation
CNH—Chinese Offshore Yuan
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 12,597,990	$ —	$ 12,597,990
Corporate Bonds	—	39,860,777	—	39,860,777
Foreign Government Bond	—	334,589	—	334,589
Mortgage-Backed Securities	—	6,285,067	—	6,285,067
U.S. Government & Federal Agencies	—	7,647,584	—	7,647,584
Total Long-Term Bonds	—	66,726,007	—	66,726,007
Short-Term Investment
Unaffiliated Investment Company	2,828,080	—	—	2,828,080
Total Investments in Securities	2,828,080	66,726,007	—	69,554,087
Other Financial Instruments
Futures Contracts (b)	259,388	—	—	259,388
Total Investments in Securities and Other Financial Instruments	$ 3,087,468	$ 66,726,007	$ —	$ 69,813,475
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (20,072)	$ —	$ —	$ (20,072)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Short Term Bond Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $72,393,553)	$69,554,087
Cash	3,015,734
Cash collateral on deposit at broker for futures contracts	97,475
Receivables:
Fund shares sold	1,055,889
Investment securities sold	1,025,127
Interest	299,157
Variation margin on futures contracts	7,413
Other assets	48,796
Total assets	75,103,678
Liabilities
Payables:
Investment securities purchased	2,149,885
Fund shares redeemed	277,771
Professional fees	23,805
Shareholder communication	14,724
Custodian	13,040
Transfer agent (See Note 3)	12,609
NYLIFE Distributors (See Note 3)	11,954
Manager (See Note 3)	2,565
Trustees	517
Accrued expenses	6,067
Distributions payable	1,253
Total liabilities	2,514,190
Net assets	$72,589,488
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,763
Additional paid-in-capital	75,936,931
75,944,694
Total distributable earnings (loss)	(3,355,206)
Net assets	$72,589,488
Class A
Net assets applicable to outstanding shares	$56,691,634
Shares of beneficial interest outstanding	6,065,121
Net asset value per share outstanding	$9.35
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$9.44
Investor Class
Net assets applicable to outstanding shares	$2,598,867
Shares of beneficial interest outstanding	276,200
Net asset value per share outstanding	$9.41
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$9.46
Class I
Net assets applicable to outstanding shares	$13,272,380
Shares of beneficial interest outstanding	1,418,745
Net asset value and offering price per share outstanding	$9.36
SIMPLE Class
Net assets applicable to outstanding shares	$26,607
Shares of beneficial interest outstanding	2,828
Net asset value and offering price per share outstanding	$9.41
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$591,954
Dividends	3,743
Other	1,343
Total income	597,040
Expenses
Manager (See Note 3)	104,032
Distribution/Service—Class A (See Note 3)	73,255
Distribution/Service—Investor Class (See Note 3)	3,461
Distribution/Service—SIMPLE Class (See Note 3)	63
Transfer agent (See Note 3)	40,323
Registration	38,080
Professional fees	33,613
Custodian	21,061
Shareholder communication	9,490
Trustees	1,198
Miscellaneous	5,675
Total expenses before waiver/reimbursement	330,251
Expense waiver/reimbursement from Manager (See Note 3)	(55,451)
Net expenses	274,800
Net investment income (loss)	322,240
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(988,507)
Futures transactions	400,671
Net realized gain (loss)	(587,836)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,903,277)
Futures contracts	122,320
Net change in unrealized appreciation (depreciation)	(2,780,957)
Net realized and unrealized gain (loss)	(3,368,793)
Net increase (decrease) in net assets resulting from operations	$(3,046,553)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Short Term Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$322,240	$813,697
Net realized gain (loss)	(587,836)	226,851
Net change in unrealized appreciation (depreciation)	(2,780,957)	(623,886)
Net increase (decrease) in net assets resulting from operations	(3,046,553)	416,662
Distributions to shareholders:
Class A	(371,906)	(4,530,754)
Investor Class	(15,434)	(306,970)
Class I	(246,260)	(2,904,018)
SIMPLE Class	(113)	(2,239)
Total distributions to shareholders	(633,713)	(7,743,981)
Capital share transactions:
Net proceeds from sales of shares	22,767,816	102,736,580
Net asset value of shares issued to shareholders in reinvestment of distributions	516,396	7,660,736
Cost of shares redeemed	(55,897,318)	(74,370,352)
Increase (decrease) in net assets derived from capital share transactions	(32,613,106)	36,026,964
Net increase (decrease) in net assets	(36,293,372)	28,699,645
Net Assets
Beginning of period	108,882,860	80,183,215
End of period	$72,589,488	$108,882,860
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.78	$10.72	$10.91	$10.09	$10.66	$11.01
Net investment income (loss)	0.04(a)	0.07(a)	0.15	0.27	0.24	0.23
Net realized and unrealized gain (loss)	(0.41)	(0.01)	0.05	0.82	(0.54)	(0.22)
Total from investment operations	(0.37)	0.06	0.20	1.09	(0.30)	0.01
Less distributions:
From net investment income	(0.04)	(0.08)	(0.17)	(0.27)	(0.24)	(0.23)
From net realized gain on investments	(0.02)	(0.92)	(0.22)	—	(0.03)	(0.13)
Total distributions	(0.06)	(1.00)	(0.39)	(0.27)	(0.27)	(0.36)
Net asset value at end of period	$9.35	$9.78	$10.72	$10.91	$10.09	$10.66
Total investment return (b)	(3.79)%	0.59%	2.00%	10.77%	(2.82)%	0.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%††	0.70%	1.32%	2.50%	2.26%	2.13%
Net expenses (c)	0.74%††	0.72%	0.72%	0.60%	0.63%	0.71%
Expenses (before waiver/reimbursement) (c)	0.84%††	0.77%	0.75%	0.60%	0.63%	0.71%
Portfolio turnover rate	69%	236%	299%(d)	75%(d)	103%(d)	89%(d)
Net assets at end of period (in 000’s)	$56,692	$60,444	$43,452	$23,771	$17,506	$22,258

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72% and 82% for the years ended October 31, 2020, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.85	$10.79	$10.97	$10.15	$10.71	$11.06
Net investment income (loss)	0.03(a)	0.05(a)	0.13	0.23	0.21	0.22
Net realized and unrealized gain (loss)	(0.42)	—	0.06	0.82	(0.53)	(0.23)
Total from investment operations	(0.39)	0.05	0.19	1.05	(0.32)	(0.01)
Less distributions:
From net investment income	(0.03)	(0.07)	(0.15)	(0.23)	(0.21)	(0.21)
From net realized gain on investments	(0.02)	(0.92)	(0.22)	—	(0.03)	(0.13)
Total distributions	(0.05)	(0.99)	(0.37)	(0.23)	(0.24)	(0.34)
Net asset value at end of period	$9.41	$9.85	$10.79	$10.97	$10.15	$10.71
Total investment return (b)	(3.94)%	0.44%	1.76%	10.46%	(2.99)%	(0.01)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%††	0.51%	1.18%	2.18%	1.98%	1.92%
Net expenses (c)	0.92%††	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement) (c)	1.37%††	1.29%	1.22%	1.12%	1.13%	0.98%
Portfolio turnover rate	69%	236%	299%(d)	75%(d)	103%(d)	89%(d)
Net assets at end of period (in 000's)	$2,599	$3,124	$3,376	$3,433	$2,850	$3,094

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72% and 82% for the years ended October 31, 2020, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.79	$10.74	$10.92	$10.10	$10.67	$11.02
Net investment income (loss)	0.04(a)	0.10(a)	0.25	0.29	0.25	0.28
Net realized and unrealized gain (loss)	(0.40)	(0.01)	(0.01)	0.82	(0.52)	(0.23)
Total from investment operations	(0.36)	0.09	0.24	1.11	(0.27)	0.05
Less distributions:
From net investment income	(0.05)	(0.12)	(0.20)	(0.29)	(0.27)	(0.27)
From net realized gain on investments	(0.02)	(0.92)	(0.22)	—	(0.03)	(0.13)
Total distributions	(0.07)	(1.04)	(0.42)	(0.29)	(0.30)	(0.40)
Net asset value at end of period	$9.36	$9.79	$10.74	$10.92	$10.10	$10.67
Total investment return (b)	(3.62)%	0.87%	2.29%	11.14%	(2.57)%	0.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%††	1.02%	1.78%	2.77%	2.58%	2.44%
Net expenses (c)	0.40%††	0.40%	0.40%	0.35%	0.37%	0.40%
Expenses (before waiver/reimbursement) (c)	0.57%††	0.52%	0.48%	0.35%	0.37%	0.46%
Portfolio turnover rate	69%	236%	299%(d)	75%(d)	103%(d)	89%(d)
Net assets at end of period (in 000’s)	$13,272	$45,291	$33,330	$290,411	$285,216	$109,750

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72% and 82% for the years ended October 31, 2020, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$9.85	$10.79	$10.82**
Net investment income (loss)	0.02(a)	0.03(a)	0.01
Net realized and unrealized gain (loss)	(0.42)	(0.01)	(0.03)
Total from investment operations	(0.40)	0.02	(0.02)
Less distributions:
From net investment income	(0.02)	(0.04)	(0.01)
From net realized gain on investments	(0.02)	(0.92)	—
Total distributions	(0.04)	(0.96)	(0.01)
Net asset value at end of period	$9.41	$9.85	$10.79
Total investment return (b)	(4.04)%	0.18%	(0.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%††	0.27%	0.38%††
Net expenses (c)	1.17%††	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.62%††	1.54%	1.55%††
Portfolio turnover rate	69%	236%	299%(d)
Net assets at end of period (in 000’s)	$27	$25	$25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 298% for the year ended October 31, 2020.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income consistent with capital preservation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

24	MainStay Short Term Bond Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The
25

Notes to Financial Statements (Unaudited) (continued)
evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

26	MainStay Short Term Bond Fund

(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2022, the Fund did not have any portfolio securities on loan.
(I) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
27

Notes to Financial Statements (Unaudited) (continued)
(J) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(K) Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.

28	MainStay Short Term Bond Fund

The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities as well as help manage the duration and yield curve positioning of the portolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$259,388	$259,388
Total Fair Value	$259,388	$259,388

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(20,072)	$(20,072)
Total Fair Value	$(20,072)	$(20,072)

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$400,671	$400,671
Total Net Realized Gain (Loss)	$400,671	$400,671

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$122,320	$122,320
Total Net Change in Unrealized Appreciation (Depreciation)	$122,320	$122,320

Average Notional Amount	Total
Futures Contracts Long	$18,340,313
Futures Contracts Short	$(16,110,535)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.25% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40% and SIMPLE Class, 1.17%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $104,032 and waived fees and/or reimbursed expenses in the amount of $55,451 and paid the Subadvisor fees of $24,290.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
29

Notes to Financial Statements (Unaudited) (continued)
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $1,946 and $21, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2022, of $11,821.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$23,484	$—
Investor Class	8,392	—
Class I	8,370	—
SIMPLE Class	77	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$23,981	90.1%
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$72,425,570	$902	$(2,872,385)	$(2,871,483)
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$3,910,597
Long-Term Capital Gains	3,833,384
Total	$7,743,981

30	MainStay Short Term Bond Fund

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of U.S. government securities were $42,977 and $41,971, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $13,868 and $50,698, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,216,946	$21,297,943
Shares issued to shareholders in reinvestment of distributions	38,395	368,907
Shares redeemed	(2,378,339)	(22,848,274)
Net increase (decrease) in shares outstanding before conversion	(122,998)	(1,181,424)
Shares converted into Class A (See Note 1)	8,562	80,764
Net increase (decrease)	(114,436)	$(1,100,660)
Year ended October 31, 2021:
Shares sold	6,267,414	$62,326,081
Shares issued to shareholders in reinvestment of distributions	456,726	4,505,179
Shares redeemed	(4,664,488)	(46,192,645)
Net increase (decrease) in shares outstanding before conversion	2,059,652	20,638,615
Shares converted into Class A (See Note 1)	68,485	675,884
Shares converted from Class A (See Note 1)	(356)	(3,504)
Net increase (decrease)	2,127,781	$21,310,995

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	23,739	$229,231
Shares issued to shareholders in reinvestment of distributions	1,563	15,131
Shares redeemed	(57,810)	(563,354)
Net increase (decrease) in shares outstanding before conversion	(32,508)	(318,992)
Shares converted from Investor Class (See Note 1)	(8,507)	(80,764)
Net increase (decrease)	(41,015)	$(399,756)
Year ended October 31, 2021:
Shares sold	115,111	$1,149,157
Shares issued to shareholders in reinvestment of distributions	30,321	301,216
Shares redeemed	(73,332)	(736,599)
Net increase (decrease) in shares outstanding before conversion	72,100	713,774
Shares converted into Investor Class (See Note 1)	354	3,504
Shares converted from Investor Class (See Note 1)	(68,020)	(675,884)
Net increase (decrease)	4,434	$41,394

31

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	127,914	$1,237,972
Shares issued to shareholders in reinvestment of distributions	13,732	132,245
Shares redeemed	(3,349,359)	(32,485,690)
Net increase (decrease)	(3,207,713)	$(31,115,473)
Year ended October 31, 2021:
Shares sold	3,953,859	$39,261,342
Shares issued to shareholders in reinvestment of distributions	288,798	2,852,102
Shares redeemed	(2,720,084)	(27,441,108)
Net increase (decrease)	1,522,573	$14,672,336

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	278	$2,670
Shares issued to shareholders in reinvestment of distributions	12	113
Net increase (decrease)	290	$2,783
Year ended October 31, 2021:(a)
Shares issued to shareholders in reinvestment of distributions	225	$2,239
Net increase (decrease)	225	$2,239

(a)	The inception date of the class was August 31, 2020.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Short Term Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other

34	MainStay Short Term Bond Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and
NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

36	MainStay Short Term Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
37

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

38	MainStay Short Term Bond Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737120MS086-22
MSSTB10-06/22
(NYLIM) NL228

MainStay U.S. Government Liquidity Fund

 Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class I Shares	$1,000.00	$1,000.20	$0.35	$1,024.45	$0.35	0.07%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

4	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of April 30, 2022 (Unaudited)

U.S. Treasury Debt	100.0%
Other Assets, Less Liabilities	-0.0‡
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 6 for specific holdings within these categories. The Fund's holdings are subject to change.

5

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Short-Term Investments 100.0%
U.S. Treasury Debt 100.0%
U.S. Treasury Bills (a)
0.212%, due 5/3/22	$ 53,986,000	$ 53,985,364
0.253%, due 5/17/22	181,713,000	181,692,569
0.476%, due 6/14/22	308,000,000	307,820,940
0.543%, due 6/21/22	313,494,000	313,253,263
0.562%, due 6/23/22	83,621,000	83,551,936
0.702%, due 7/14/22	152,724,000	152,504,090
0.802%, due 7/21/22	223,150,000	222,748,330
Total Short-Term Investments (Cost $1,315,556,492)	100.0%	1,315,556,492
Other Assets, Less Liabilities	(0.0)‡	(106,564)
Net Assets	100.0%	$ 1,315,449,928

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
U.S. Treasury Debt	$ —	$ 1,315,556,492	$ —	$ 1,315,556,492

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

6	MainStay U.S. Government Liquidity Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (amortized cost $1,315,556,492)	$1,315,556,492
Cash	6,219
Other assets	78,856
Total assets	1,315,641,567
Liabilities
Payables:
Manager (See Note 3)	135,470
Professional fees	33,184
Custodian	11,621
Shareholder communication	11,362
Dividends payable	2
Total liabilities	191,639
Net assets	$1,315,449,928
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,315,300
Additional paid-in-capital	1,314,084,944
1,315,400,244
Total distributable earnings (loss)	49,684
Net assets	$1,315,449,928
Class I
Net assets applicable to outstanding shares	$1,315,449,928
Shares of beneficial interest outstanding	1,315,299,744
Net asset value per share outstanding	$1.00
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
7

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$712,294
Expenses
Manager (See Note 3)	823,426
Professional fees	60,773
Registration	22,948
Custodian	15,615
Trustees	14,899
Shareholder communication	2,690
Miscellaneous	13,714
Total expenses before waiver/reimbursement	954,065
Expense waiver/reimbursement from Manager (See Note 3)	(457,894)
Net expenses	496,171
Net investment income (loss)	216,123
Realized Gain (Loss)
Net realized gain (loss) on investments	(3,299)
Net increase (decrease) in net assets resulting from operations	$212,824
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

8	MainStay U.S. Government Liquidity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$216,123	$129,779
Net realized gain (loss)	(3,299)	5,063
Net increase (decrease) in net assets resulting from operations	212,824	134,842
Distributions to shareholders	(216,123)	(129,740)
Capital share transactions:
Net proceeds from sales of shares	7,519,213,601	16,007,977,798
Net asset value of shares issued to shareholders in reinvestment of distributions	212,862	124,927
Cost of shares redeemed	(8,724,031,889)	(14,127,149,875)
Increase (decrease) in net assets derived from capital share transactions	(1,204,605,426)	1,880,952,850
Net increase (decrease) in net assets	(1,204,608,725)	1,880,957,952
Net Assets
Beginning of period	2,520,058,653	639,100,701
End of period	$1,315,449,928	$2,520,058,653
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,			July 2, 2018^ through October 31, 2018
Class I		2021	2020	2019
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.00‡	0.00‡	0.01	0.02	0.01
Total from investment operations	0.00‡	0.00‡	0.01	0.02	0.01
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.01)	(0.02)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return (a)	0.02%	0.01%	0.55%	2.14%	0.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03%††	0.01%	0.62%	2.11%	1.82%††
Net expenses	0.07%††	0.03%	0.13%	0.15%	0.15%††
Expenses (before waiver/reimbursement)	0.14%††	0.14%	0.13%	0.15%	0.16%††
Net assets at end of period (in 000’s)	$1,315,450	$2,520,059	$639,101	$914,477	$868,444

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10	MainStay U.S. Government Liquidity Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class I	July 2, 2018
Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability
11

Notes to Financial Statements (Unaudited) (continued)
based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2022, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred.The expenses borne by the Fund,

12	MainStay U.S. Government Liquidity Fund

including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund. The ability of issuers of debt securities, including the U.S. government, held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of average daily net assets. This agreement will remain in effect until February 28, 2023, and shall renew
13

Notes to Financial Statements (Unaudited) (continued)
automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $823,426 and waived fees and/or reimbursed expenses in the amount of $457,894 and paid the Subadvisor fees of $411,713.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, the Fund did not record any transfer agent expenses.

Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$129,740
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class I (at $1 per share)	Shares
Six-month period ended April 30, 2022:
Shares sold	7,519,213,601
Shares issued to shareholders in reinvestment of distributions	212,862
Shares redeemed	(8,724,031,889)
Net increase (decrease)	(1,204,605,426)
Year ended October 31, 2021:
Shares sold	16,007,977,798
Shares issued to shareholders in reinvestment of distributions	124,927
Shares redeemed	(14,127,149,875)
Net increase (decrease)	1,880,952,850
Note 7–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.

14	MainStay U.S. Government Liquidity Fund

Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
15

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay U.S. Government Liquidity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by New York Life Investments. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to

16	MainStay U.S. Government Liquidity Fund

considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by New York Life Investments showing the investment performance of the Fund as compared to peer funds.
17

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable. The Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits, as well as additional revenue that may be generated as a result of other funds in the MainStay Group of Funds choosing to invest uninvested cash in the Fund rather than investment options outside of the MainStay Group of Funds.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers, including New York Life Investments’ previous statement that some similar funds managed by other investment advisers are not charged a management fee. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the

18	MainStay U.S. Government Liquidity Fund

more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments had provided support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
19

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.

20	MainStay U.S. Government Liquidity Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
MSUGL10a-06/22

MainStay WMC Growth Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8/7/2006	-28.06%	-20.74%	10.59%	9.45%	1.02%
		Excluding sales charges		-23.87	-16.12	11.85	10.07	1.02
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	1/18/2013	-27.78	-20.56	10.28	9.72	1.40
		Excluding sales charges		-23.98	-16.38	11.54	10.39	1.40
Class B Shares[5]	Maximum 5% CDSC	With sales charges	1/18/2013	-27.16	-20.18	10.44	9.57	2.15
	if Redeemed Within First Six Years of Purchase	Excluding sales charges		-24.27	-17.01	10.71	9.57	2.15
Class C Shares	Maximum 1% CDSC	With sales charges	1/18/2013	-24.86	-17.66	10.69	9.56	2.15
	if Redeemed Within One Year of Purchase	Excluding sales charges		-24.28	-17.02	10.69	9.56	2.15
Class I Shares	No Sales Charge		11/2/2009	-23.77	-15.90	12.14	10.34	0.77
Class R2 Shares	No Sales Charge		1/18/2013	-23.91	-16.21	11.74	10.53	1.12
Class R6 Shares	No Sales Charge		4/26/2021	-23.77	-15.87	N/A	-16.69	0.72

1.
Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.

2.	Not annualized.
3.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	-17.84%	-5.35%	17.28%	15.56%
Morningstar Large Growth Category Average[3]	-21.58	-12.66	13.61	12.75

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay WMC Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$761.30	$4.50	$1,019.69	$5.16	1.03%
Investor Class Shares	$1,000.00	$760.20	$5.72	$1,018.30	$6.56	1.31%
Class B Shares	$1,000.00	$757.30	$8.98	$1,014.58	$10.29	2.06%
Class C Shares	$1,000.00	$757.20	$8.98	$1,014.58	$10.29	2.06%
Class I Shares	$1,000.00	$762.30	$3.28	$1,021.08	$3.76	0.75%
Class R2 Shares	$1,000.00	$760.90	$4.93	$1,019.19	$5.66	1.13%
Class R6 Shares	$1,000.00	$762.30	$3.15	$1,021.22	$3.61	0.72%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Software	19.6%
IT Services	14.9
Interactive Media & Services	9.8
Technology Hardware, Storage & Peripherals	8.8
Semiconductors & Semiconductor Equipment	6.8
Internet & Direct Marketing Retail	4.9
Health Care Equipment & Supplies	4.2
Capital Markets	3.9
Hotels, Restaurants & Leisure	2.8
Life Sciences Tools & Services	2.6
Professional Services	2.5
Health Care Providers & Services	2.4
Beverages	1.9
Aerospace & Defense	1.9
Automobiles	1.8
Insurance	1.5%
Consumer Finance	1.5
Textiles, Apparel & Luxury Goods	1.5
Pharmaceuticals	0.9
Road & Rail	0.8
Energy Equipment & Services	0.6
Equity Real Estate Investment Trusts	0.5
Biotechnology	0.3
Commercial Services & Supplies	0.3
Specialty Retail	0.3
Machinery	0.3
Short–Term Investments	2.6
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class C
4.	Mastercard, Inc., Class A
5.	Amazon.com, Inc.
6.	UnitedHealth Group, Inc.
7.	S&P Global, Inc.
8.	Advanced Micro Devices, Inc.
9.	NVIDIA Corp.
10.	Global Payments, Inc.

8	MainStay WMC Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew J. Shilling of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Growth Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay WMC Growth Fund returned −23.77%, underperforming the −17.84% return of the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”). Over the same period, Class I shares also underperformed the −21.58% return of the Morningstar Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets declined during the reporting period under pressure from a variety of forces, the most prominent of which included rapidly rising inflation, increasingly hawkish central bank monetary policy, global supply-chain bottlenecks and geopolitical uncertainties related to Russia’s war in Ukraine. The Index slid from near-market highs in early November 2021, to lows in late April 2022 not seen for more than a year. With rising inflation causing investors to discount the value of more distant cash flows, growth-oriented stocks significantly underperformed their value-oriented counterparts that were offering more attractive near-term cash flows.
The Fund underperformed the Index primarily due to security selection.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
The Fund’s underperformance relative to the Index came almost entirely from security selection in information technology, largely due to a mix of software and payments holdings, as well as underweight exposure to consumer electronics company Apple. To a lesser extent, selection in industrials and financials also detracted from relative results. Conversely, selection in communication services and consumer staples made positive contributions to relative returns. (Contributions take weightings and total returns into account.)
Sector allocation, a result of our bottom-up stock selection process, modestly detracted from returns. This negative allocation effect was driven by the Fund’s underweight exposure to consumer staples, a segment comprising companies that tend not to meet our stock selection criteria, but that held up well amid the sell-off in growth-oriented shares.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that contributed most to the Fund’s absolute performance included Mastercard and UnitedHealth Group. Shares of Mastercard rose during the reporting period as the global payments company reported first-quarter 2022 results that beat consensus estimates on earnings-per-share and revenue. The stock’s gains were driven by a significant recovery in cross-border transaction volume as cross-border travel rebounded to pre-pandemic levels. Higher switched transaction fees and improved gross dollar volume also contributed to the stock’s gains. Shares in UnitedHealth Group, a managed health care and insurance company, rose as third-quarter 2021 revenues grew 11% year-over-year across UnitedHealthcare and its subsidiary Optum, a pharmacy benefit manager and health care provider. Optum saw growth across all three of its businesses, OptumHealth, OptumInsight and OptumRx, and now represents 54% of total group earnings. Management reiterated the long-term growth potential for Optum and the path towards value-based care. 2022 revenue guidance was slightly higher than expected, based on the assumption that COVID-19 would prove less of a headwind. The Fund continued to hold both positions at the end of the reporting period.
The holdings that detracted most significantly from absolute performance were Alphabet and Microsoft. Shares of Alphabet fell after the technology conglomerate and Google parent company reported first-quarter 2022 results that fell short of consensus revenue estimates, driven by disappointing YouTube advertising revenue. The suspension of commercial activities in Russia and the reduction in ad spend by brand advertisers in Europe weighed on the YouTube unit. By contrast, the core search advertising and cloud business segments exhibited strong growth, both topping estimates. Shares of Microsoft, a multinational technology corporation, declined during a broad sell-off in high-growth names triggered by tighter monetary policy. Near the end of the reporting period, Microsoft delivered strong quarterly results with strength across its product set, an optimistic tone from management and
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

guidance for continued fundamental strength. The Fund continued to hold both positions at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in Tesla and Agilent Technologies. The Fund has historically not owned automotive and clean-energy company Tesla, a large benchmark constituent, for a variety of reasons, including operational and financing challenges in 2020, and an extended valuation over the past year following extraordinary performance. However, we are incrementally more positive on the company given the recently passed federal infrastructure bill, which should be supportive of electric vehicle adoption. Additionally, we acknowledge that we previously underappreciated the significant lead Tesla has on other legacy original equipment manufacturers, and we believe they will retain this lead for some time. While we remain mindful of valuation, we made the decision to reduce the size of the Fund’s underweight exposure. Agilent Technologies is a provider of analytical instrumentation and consumable products used for research and quality assurance in the life sciences, diagnostics and applied chemical markets. The company is seeing broad-based momentum across the business and we believe it is emerging a stronger company out of pandemic, showing some of the highest growth in the core business in the company’s history.
During the same period, the Fund sold its positions in DraftKings and DocuSign. With DraftKings, a sports betting company, we grew incrementally concerned regarding news that the company would be pursuing an acquisition of Entain, a UK-based online sports betting company. While the deal was ultimately called off, it raised doubts about the company’s strategic vision. At the same time, the company has seen margins pressured by promotional costs, with little clarity as to when these pressures may ease. DocuSign is the leader in digital signature and the workforce agreement cloud. During the pandemic, the company benefited as workflows moved to digital, pulling forward adoption. We had significantly scaled back the Fund’s position through 2020 as the valuation became less attractive, but we retained a small position based on the positive, long-term view. At the end of November 2021, the company reported weak results and a disappointing outlook, sending the stock down over 40%. After digesting this new information, we decided to sell the Fund’s remaining position in favor of investments we viewed to have more attractive risk/reward opportunities.
How did the Fund’s sector and weightings change during the reporting period?
The Fund’s largest increases in sector exposures relative to the Index were in health care and consumer discretionary, while the most significant reductions in sector exposure were in information technology and communication services.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held its largest overweight exposures relative to the Index in the information technology and financials sectors. As of the same date, the Fund’s most significantly underweight exposures were in consumer discretionary and consumer staples.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay WMC Growth Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 97.3%
Aerospace & Defense 1.9%
Airbus SE, ADR	159,024	$ 4,336,982
General Dynamics Corp.	17,780	4,205,503
Northrop Grumman Corp.	13,317	5,851,490
		14,393,975
Automobiles 1.8%
Tesla, Inc. (a)	16,187	14,094,992
Beverages 1.9%
Constellation Brands, Inc., Class A	59,001	14,519,556
Biotechnology 0.3%
Seagen, Inc. (a)	20,414	2,674,438
Capital Markets 3.9%
Blackstone, Inc.	78,675	7,991,020
Charles Schwab Corp. (The)	53,510	3,549,318
Coinbase Global, Inc., Class A (a)	18,380	2,071,610
MarketAxess Holdings, Inc.	594	156,584
S&P Global, Inc.	44,213	16,646,195
		30,414,727
Commercial Services & Supplies 0.3%
Copart, Inc. (a)	20,665	2,348,577
Consumer Finance 1.5%
American Express Co.	65,205	11,391,965
Energy Equipment & Services 0.6%
Schlumberger NV	115,455	4,503,900
Equity Real Estate Investment Trusts 0.5%
Equinix, Inc.	5,360	3,854,269
Health Care Equipment & Supplies 4.2%
ABIOMED, Inc. (a)	37,991	10,887,461
Align Technology, Inc. (a)	16,795	4,869,038
Boston Scientific Corp. (a)	296,053	12,466,792
Stryker Corp.	17,187	4,146,536
		32,369,827
Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	37,056	18,844,829
	Shares	Value

Hotels, Restaurants & Leisure 2.8%
Airbnb, Inc., Class A (a)	90,166	$ 13,814,333
Hilton Worldwide Holdings, Inc. (a)	50,338	7,816,988
		21,631,321
Insurance 1.5%
Marsh & McLennan Cos., Inc.	43,455	7,026,673
Progressive Corp. (The)	41,707	4,477,664
		11,504,337
Interactive Media & Services 9.8%
Alphabet, Inc., Class C (a)	20,078	46,165,948
Match Group, Inc. (a)	54,516	4,314,941
Meta Platforms, Inc., Class A (a)	60,501	12,128,635
Snap, Inc., Class A (a)	40,313	1,147,308
ZoomInfo Technologies, Inc., Class A (a)	249,979	11,849,005
		75,605,837
Internet & Direct Marketing Retail 4.9%
Amazon.com, Inc. (a)	13,377	33,250,272
Etsy, Inc. (a)	46,878	4,368,561
		37,618,833
IT Services 14.9%
Block, Inc., Class A (a)	103,166	10,269,143
Fidelity National Information Services, Inc.	147,865	14,660,815
FleetCor Technologies, Inc. (a)	62,095	15,493,944
Global Payments, Inc.	117,908	16,151,038
Mastercard, Inc., Class A	108,007	39,247,584
Okta, Inc. (a)	20,611	2,459,098
PayPal Holdings, Inc. (a)	30,548	2,686,086
Snowflake, Inc., Class A (a)	13,981	2,396,903
Visa, Inc., Class A	52,037	11,090,646
		114,455,257
Life Sciences Tools & Services 2.6%
Agilent Technologies, Inc.	53,781	6,414,460
Illumina, Inc. (a)	31,107	9,227,892
Mettler-Toledo International, Inc. (a)	3,246	4,146,862
		19,789,214
Machinery 0.3%
IDEX Corp.	10,292	1,953,627
Pharmaceuticals 0.9%
Zoetis, Inc.	37,765	6,693,846
Professional Services 2.5%
Equifax, Inc.	26,419	5,376,795
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Professional Services (continued)
TransUnion	161,369	$ 14,123,015
		19,499,810
Road & Rail 0.8%
Uber Technologies, Inc. (a)	207,796	6,541,418
Semiconductors & Semiconductor Equipment 6.8%
Advanced Micro Devices, Inc. (a)	191,866	16,408,380
Marvell Technology, Inc.	142,067	8,251,251
Microchip Technology, Inc.	123,707	8,065,697
Monolithic Power Systems, Inc.	7,740	3,035,938
NVIDIA Corp.	87,753	16,275,549
		52,036,815
Software 19.6%
Adobe, Inc. (a)	18,370	7,273,601
Autodesk, Inc. (a)	52,145	9,870,006
Avalara, Inc. (a)	85,565	6,508,929
Ceridian HCM Holding, Inc. (a)	98,088	5,505,679
HashiCorp, Inc., Class A (a)(b)	6,416	302,065
Intuit, Inc.	17,157	7,184,494
Microsoft Corp.	273,186	75,814,579
nCino, Inc. (a)	117,822	4,417,147
Qualtrics International, Inc., Class A (a)	13,745	254,832
RingCentral, Inc., Class A (a)	42,943	3,643,714
salesforce.com, Inc. (a)	85,057	14,964,929
SentinelOne, Inc., Class A (a)(b)	38,311	1,274,607
ServiceNow, Inc. (a)	4,712	2,252,807
UiPath, Inc., Class A (a)	58,709	1,046,781
Workday, Inc., Class A (a)	52,588	10,869,940
		151,184,110
Specialty Retail 0.3%
Burlington Stores, Inc. (a)	10,646	2,167,100
Technology Hardware, Storage & Peripherals 8.8%
Apple, Inc.	431,745	68,064,599
	Shares	Value

Textiles, Apparel & Luxury Goods 1.5%
Lululemon Athletica, Inc. (a)	31,608	$ 11,209,145
Total Common Stocks (Cost $643,058,105)		749,366,324
Short-Term Investments 2.6%
Affiliated Investment Company 2.6%
MainStay U.S. Government Liquidity Fund, 0.397% (c)	20,042,749	20,042,749
Unaffiliated Investment Company 0.0% ‡
Invesco Government & Agency Portfolio, 0.419% (c)(d)	328,545	328,545
Total Short-Term Investments (Cost $20,371,294)		20,371,294
Total Investments (Cost $663,429,399)	99.9%	769,737,618
Other Assets, Less Liabilities	0.1	482,738
Net Assets	100.0%	$ 770,220,356

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $1,449,135; the total market value of collateral held by the Fund was $1,686,450. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $1,357,905. The Fund received cash collateral with a value of $328,545. (See Note 2(G))

(c)	Current yield as of April 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,342	$ 133,471	$ (117,770)	$ —	$ —	$ 20,043	$ 3	$ —	20,043

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay WMC Growth Fund

Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 749,366,324	$ —	$ —	$ 749,366,324
Short-Term Investments
Affiliated Investment Company	20,042,749	—	—	20,042,749
Unaffiliated Investment Company	328,545	—	—	328,545
Total Short-Term Investments	20,371,294	—	—	20,371,294
Total Investments in Securities	$ 769,737,618	$ —	$ —	$ 769,737,618

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $643,386,650) including securities on loan of $1,449,135	$749,694,869
Investment in affiliated investment companies, at value (identified cost $20,042,749)	20,042,749
Receivables:
Investment securities sold	1,498,530
Dividends	285,904
Fund shares sold	161,317
Securities lending	457
Other assets	87,998
Total assets	771,771,824
Liabilities
Cash collateral received for securities on loan	328,545
Due to custodian	401
Payables:
Manager (See Note 3)	469,277
Fund shares redeemed	324,186
Transfer agent (See Note 3)	215,882
NYLIFE Distributors (See Note 3)	145,820
Shareholder communication	35,591
Professional fees	16,560
Custodian	13,541
Trustees	194
Accrued expenses	1,471
Total liabilities	1,551,468
Net assets	$770,220,356
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,678
Additional paid-in-capital	655,916,181
655,938,859
Total distributable earnings (loss)	114,281,497
Net assets	$770,220,356
Class A
Net assets applicable to outstanding shares	$533,564,278
Shares of beneficial interest outstanding	15,763,279
Net asset value per share outstanding	$33.85
Maximum sales charge (5.50% of offering price)	1.97
Maximum offering price per share outstanding	$35.82
Investor Class
Net assets applicable to outstanding shares	$68,851,506
Shares of beneficial interest outstanding	2,088,279
Net asset value per share outstanding	$32.97
Maximum sales charge (5.00% of offering price)	1.74
Maximum offering price per share outstanding	$34.71
Class B
Net assets applicable to outstanding shares	$9,832,706
Shares of beneficial interest outstanding	333,286
Net asset value and offering price per share outstanding	$29.50
Class C
Net assets applicable to outstanding shares	$1,889,101
Shares of beneficial interest outstanding	64,071
Net asset value and offering price per share outstanding	$29.48
Class I
Net assets applicable to outstanding shares	$10,194,659
Shares of beneficial interest outstanding	289,292
Net asset value and offering price per share outstanding	$35.24
Class R2
Net assets applicable to outstanding shares	$104,443
Shares of beneficial interest outstanding	3,122
Net asset value and offering price per share outstanding	$33.45
Class R6
Net assets applicable to outstanding shares	$145,783,663
Shares of beneficial interest outstanding	4,136,862
Net asset value and offering price per share outstanding	$35.24
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay WMC Growth Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $9,698)	$1,851,545
Securities lending	8,687
Dividends-affiliated	2,720
Total income	1,862,952
Expenses
Manager (See Note 3)	3,063,960
Distribution/Service—Class A (See Note 3)	800,346
Distribution/Service—Investor Class (See Note 3)	103,184
Distribution/Service—Class B (See Note 3)	64,650
Distribution/Service—Class C (See Note 3)	12,013
Distribution/Service—Class R2 (See Note 3)	159
Transfer agent (See Note 3)	397,375
Registration	59,443
Professional fees	47,183
Shareholder communication	30,508
Custodian	16,066
Trustees	9,183
Shareholder service (See Note 3)	64
Miscellaneous	16,109
Total expenses before waiver/reimbursement	4,620,243
Expense waiver/reimbursement from Manager (See Note 3)	(34,028)
Net expenses	4,586,215
Net investment income (loss)	(2,723,263)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	11,780,303
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(250,066,980)
Net realized and unrealized gain (loss)	(238,286,677)
Net increase (decrease) in net assets resulting from operations	$(241,009,940)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,723,263)	$(4,194,902)
Net realized gain (loss)	11,780,303	232,956,473
Net change in unrealized appreciation (depreciation)	(250,066,980)	45,378,743
Net increase (decrease) in net assets resulting from operations	(241,009,940)	274,140,314
Distributions to shareholders:
Class A	(148,560,740)	(21,717,936)
Investor Class	(19,548,022)	(4,060,646)
Class B	(3,546,291)	(733,259)
Class C	(629,845)	(136,353)
Class I	(2,803,527)	(3,507,825)
Class R2	(29,799)	(4,524)
Class R6	(30,350,578)	—
Total distributions to shareholders	(205,468,802)	(30,160,543)
Capital share transactions:
Net proceeds from sales of shares	49,261,826	98,162,403
Net asset value of shares issued to shareholders in reinvestment of distributions	204,074,882	29,968,024
Cost of shares redeemed	(40,391,005)	(119,629,555)
Increase (decrease) in net assets derived from capital share transactions	212,945,703	8,500,872
Net increase (decrease) in net assets	(233,533,039)	252,480,643
Net Assets
Beginning of period	1,003,753,395	751,272,752
End of period	$770,220,356	$1,003,753,395
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$56.51	$42.56	$36.07	$36.41	$34.18	$29.07
Net investment income (loss) (a)	(0.13)	(0.23)	(0.00)‡	0.10	0.09	0.12
Net realized and unrealized gain (loss)	(10.90)	15.93	7.78	2.87	3.47	7.39
Total from investment operations	(11.03)	15.70	7.78	2.97	3.56	7.51
Less distributions:
From net investment income	—	—	(0.16)	(0.06)	(0.02)	—
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Total distributions	(11.63)	(1.75)	(1.29)	(3.31)	(1.33)	(2.40)
Net asset value at end of period	$33.85	$56.51	$42.56	$36.07	$36.41	$34.18
Total investment return (b)	(23.87)%	37.87%	22.21%	8.90%	10.74%	27.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.61)%††	(0.46)%	0.01%	0.30%	0.23%	0.39%
Net expenses (c)	1.03%††	1.02%	1.04%	1.06%	1.06%	1.09%
Portfolio turnover rate	21%	53%	150%	153%	116%	139%
Net assets at end of period (in 000’s)	$533,564	$725,468	$531,715	$436,508	$431,854	$391,245

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$55.42	$41.89	$35.53	$35.94	$33.82	$28.86
Net investment income (loss) (a)	(0.18)	(0.35)	(0.10)	0.01	0.00‡	0.06
Net realized and unrealized gain (loss)	(10.64)	15.63	7.65	2.83	3.43	7.30
Total from investment operations	(10.82)	15.28	7.55	2.84	3.43	7.36
Less distributions:
From net investment income	—	—	(0.06)	—	—	—
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Total distributions	(11.63)	(1.75)	(1.19)	(3.25)	(1.31)	(2.40)
Net asset value at end of period	$32.97	$55.42	$41.89	$35.53	$35.94	$33.82
Total investment return (b)	(23.98)%	37.46%	21.84%	8.61%	10.47%	27.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.90)%††	(0.71)%	(0.26)%	0.03%	0.01%	0.21%
Net expenses (c)	1.31%††	1.32%	1.34%	1.33%	1.31%	1.35%
Expenses (before waiver/reimbursement) (c)	1.38%††	1.40%	1.41%	1.42%	1.37%	1.35%
Portfolio turnover rate	21%	53%	150%	153%	116%	139%
Net assets at end of period (in 000's)	$68,852	$93,624	$97,709	$110,762	$108,043	$134,867

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$51.01	$38.96	$33.31	$34.13	$32.42	$27.95
Net investment income (loss) (a)	(0.30)	(0.67)	(0.36)	(0.22)	(0.26)	(0.16)
Net realized and unrealized gain (loss)	(9.58)	14.47	7.14	2.65	3.28	7.03
Total from investment operations	(9.88)	13.80	6.78	2.43	3.02	6.87
Less distributions:
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Net asset value at end of period	$29.50	$51.01	$38.96	$33.31	$34.13	$32.42
Total investment return (b)	(24.27)%	36.44%	20.93%	7.79%	9.63%	26.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.65)%††	(1.46)%	(1.01)%	(0.69)%	(0.74)%	(0.56)%
Net expenses (c)	2.06%††	2.07%	2.08%	2.08%	2.06%	2.10%
Expenses (before waiver/reimbursement) (c)	2.13%††	2.15%	2.15%	2.18%	2.12%	2.10%
Portfolio turnover rate	21%	53%	150%	153%	116%	139%
Net assets at end of period (in 000’s)	$9,833	$15,574	$16,382	$18,749	$23,554	$30,064

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$50.99	$38.95	$33.30	$34.12	$32.41	$27.94
Net investment income (loss) (a)	(0.30)	(0.67)	(0.36)	(0.21)	(0.27)	(0.17)
Net realized and unrealized gain (loss)	(9.58)	14.46	7.14	2.64	3.29	7.04
Total from investment operations	(9.88)	13.79	6.78	2.43	3.02	6.87
Less distributions:
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Net asset value at end of period	$29.48	$50.99	$38.95	$33.30	$34.12	$32.41
Total investment return (b)	(24.28)%	36.42%	20.94%	7.80%	9.63%	26.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.65)%††	(1.46)%	(1.02)%	(0.67)%	(0.77)%	(0.58)%
Net expenses (c)	2.06%††	2.07%	2.08%	2.08%	2.06%	2.10%
Expenses (before waiver/reimbursement) (c)	2.13%††	2.15%	2.15%	2.18%	2.12%	2.10%
Portfolio turnover rate	21%	53%	150%	153%	116%	139%
Net assets at end of period (in 000’s)	$1,889	$2,880	$3,068	$3,144	$5,331	$4,884

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$58.27	$43.72	$37.01	$37.28	$34.96	$29.62
Net investment income (loss) (a)	(0.07)	0.02	0.11	0.19	0.18	0.20
Net realized and unrealized gain (loss)	(11.33)	16.28	7.97	2.95	3.55	7.54
Total from investment operations	(11.40)	16.30	8.08	3.14	3.73	7.74
Less distributions:
From net investment income	—	—	(0.24)	(0.16)	(0.10)	—
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Total distributions	(11.63)	(1.75)	(1.37)	(3.41)	(1.41)	(2.40)
Net asset value at end of period	$35.24	$58.27	$43.72	$37.01	$37.28	$34.96
Total investment return (b)	(23.77)%	38.25%	22.53%	9.18%	11.03%	28.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.34)%††	0.04%	0.28%	0.53%	0.49%	0.62%
Net expenses (c)	0.75%††	0.77%	0.79%	0.81%	0.81%	0.83%
Expenses (before waiver/reimbursement) (c)	0.78%††	0.78%	0.79%	0.81%	0.81%	0.83%
Portfolio turnover rate	21%	53%	150%	153%	116%	139%
Net assets at end of period (in 000’s)	$10,195	$14,025	$102,290	$139,588	$87,866	$87,115

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$56.01	$42.24	$35.81	$36.16	$33.97	$28.94
Net investment income (loss) (a)	(0.15)	(0.28)	(0.04)	0.07	0.05	0.09
Net realized and unrealized gain (loss)	(10.78)	15.80	7.72	2.86	3.45	7.34
Total from investment operations	(10.93)	15.52	7.68	2.93	3.50	7.43
Less distributions:
From net investment income	—	—	(0.12)	(0.03)	—	—
From net realized gain on investments	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Total distributions	(11.63)	(1.75)	(1.25)	(3.28)	(1.31)	(2.40)
Net asset value at end of period	$33.45	$56.01	$42.24	$35.81	$36.16	$33.97
Total investment return (b)	(23.91)%	37.72%	22.08%	8.81%	10.64%	27.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71)%††	(0.55)%	(0.11)%	0.21%	0.13%	0.31%
Net expenses (c)	1.13%††	1.12%	1.14%	1.16%	1.16%	1.19%
Portfolio turnover rate	21%	53%	150%	153%	116%	139%
Net assets at end of period (in 000’s)	$104	$143	$109	$59	$58	$52

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	April 26, 2021^ through October 31,
Class R6		2021
Net asset value at beginning of period	$58.27	$53.43
Net investment income (loss) (a)	(0.07)	(0.19)
Net realized and unrealized gain (loss)	(11.33)	5.03
Total from investment operations	(11.40)	4.84
Less distributions:
From net realized gain on investments	(11.63)	—
Net asset value at end of period	$35.24	$58.27
Total investment return (b)	(23.77)%	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.31)%	(0.37)%
Net expenses††(c)	0.72%	0.71%
Expenses (before waiver/reimbursement)††(c)	0.72%	0.72%
Portfolio turnover rate	21%	53%
Net assets at end of period (in 000’s)	$145,784	$152,039

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay WMC Growth Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 7, 2006
Investor Class	January 18, 2013
Class B	January 18, 2013
Class C	January 18, 2013
Class I	November 2, 2009
Class R2	January 18, 2013
Class R6	April 26, 2021
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to
21

Notes to Financial Statements (Unaudited) (continued)
the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as

22	MainStay WMC Growth Fund

Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending,
23

Notes to Financial Statements (Unaudited) (continued)
the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.68% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.75% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.92%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $3,063,960 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $34,028 and paid the Subadvisor fees in the amount of $1,260,012.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.

24	MainStay WMC Growth Fund

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$64
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $18,961 and $3,547, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $367, $403 and $30, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$188,994	$—
Investor Class	169,952	(27,265)
Class B	26,761	(4,395)
Class C	4,963	(809)
Class I	3,581	—
Class R2	38	—
Class R6	3,086	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$63,367	60.7%
Class R6	20,785	0.0‡

‡	Less than one-tenth of a percent.
25

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$664,417,304	$193,746,672	$(88,426,358)	$105,320,314
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$990
Long-Term Capital Gains	30,159,553
Total	$30,160,543
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $187,517 and $200,093, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	243,016	$10,314,588
Shares issued to shareholders in reinvestment of distributions	3,431,285	147,305,077
Shares redeemed	(815,468)	(33,655,400)
Net increase (decrease) in shares outstanding before conversion	2,858,833	123,964,265
Shares converted into Class A (See Note 1)	66,987	2,774,858
Net increase (decrease)	2,925,820	$126,739,123
Year ended October 31, 2021:
Shares sold	382,539	$19,473,241
Shares issued to shareholders in reinvestment of distributions	472,038	21,548,548
Shares redeemed	(1,215,428)	(61,668,171)
Net increase (decrease) in shares outstanding before conversion	(360,851)	(20,646,382)
Shares converted into Class A (See Note 1)	709,356	35,772,789
Shares converted from Class A (See Note 1)	(3,534)	(172,666)
Net increase (decrease)	344,971	$14,953,741

26	MainStay WMC Growth Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	17,456	$701,383
Shares issued to shareholders in reinvestment of distributions	465,396	19,486,146
Shares redeemed	(65,597)	(2,679,083)
Net increase (decrease) in shares outstanding before conversion	417,255	17,508,446
Shares converted into Investor Class (See Note 1)	6,204	237,940
Shares converted from Investor Class (See Note 1)	(24,458)	(1,013,182)
Net increase (decrease)	399,001	$16,733,204
Year ended October 31, 2021:
Shares sold	43,568	$2,153,613
Shares issued to shareholders in reinvestment of distributions	90,206	4,049,334
Shares redeemed	(148,204)	(7,294,895)
Net increase (decrease) in shares outstanding before conversion	(14,430)	(1,091,948)
Shares converted into Investor Class (See Note 1)	17,786	866,719
Shares converted from Investor Class (See Note 1)	(646,596)	(32,054,024)
Net increase (decrease)	(643,240)	$(32,279,253)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,556	$103,558
Shares issued to shareholders in reinvestment of distributions	94,215	3,540,609
Shares redeemed	(14,739)	(519,636)
Net increase (decrease) in shares outstanding before conversion	82,032	3,124,531
Shares converted from Class B (See Note 1)	(54,039)	(1,919,498)
Net increase (decrease)	27,993	$1,205,033
Year ended October 31, 2021:
Shares sold	2,096	$95,091
Shares issued to shareholders in reinvestment of distributions	17,551	730,276
Shares redeemed	(40,468)	(1,851,073)
Net increase (decrease) in shares outstanding before conversion	(20,821)	(1,025,706)
Shares converted from Class B (See Note 1)	(94,321)	(4,281,257)
Net increase (decrease)	(115,142)	$(5,306,963)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,917	$142,999
Shares issued to shareholders in reinvestment of distributions	16,769	629,845
Shares redeemed	(10,841)	(410,132)
Net increase (decrease) in shares outstanding before conversion	9,845	362,712
Shares converted from Class C (See Note 1)	(2,252)	(80,118)
Net increase (decrease)	7,593	$282,594
Year ended October 31, 2021:
Shares sold	6,203	$287,892
Shares issued to shareholders in reinvestment of distributions	3,278	136,353
Shares redeemed	(25,498)	(1,169,393)
Net increase (decrease) in shares outstanding before conversion	(16,017)	(745,148)
Shares converted from Class C (See Note 1)	(6,281)	(282,428)
Net increase (decrease)	(22,298)	$(1,027,576)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	32,294	$1,431,051
Shares issued to shareholders in reinvestment of distributions	61,206	2,732,828
Shares redeemed	(44,886)	(1,970,572)
Net increase (decrease)	48,614	$2,193,307
Year ended October 31, 2021:
Shares sold	296,664	$15,059,733
Shares issued to shareholders in reinvestment of distributions	74,526	3,498,989
Shares redeemed	(977,008)	(47,135,526)
Net increase (decrease) in shares outstanding before conversion	(605,818)	(28,576,804)
Shares converted into Class I (See Note 1)	3,000	150,867
Shares converted from Class I (See Note 1)	(1,496,360)	(79,950,534)
Net increase (decrease)	(2,099,178)	$(108,376,471)

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	527	$19,881
Shares issued to shareholders in reinvestment of distributions	702	29,799
Shares redeemed	(663)	(24,728)
Net increase (decrease)	566	$24,952
Year ended October 31, 2021:
Shares sold	113	$5,628
Shares issued to shareholders in reinvestment of distributions	100	4,524
Shares redeemed	(232)	(11,228)
Net increase (decrease)	(19)	$(1,076)

27

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	876,944	$36,548,366
Shares issued to shareholders in reinvestment of distributions	679,897	30,350,578
Shares redeemed	(29,381)	(1,131,454)
Net increase (decrease)	1,527,460	$65,767,490
Year ended October 31, 2021:(a)
Shares sold	1,121,606	$61,087,205
Shares redeemed	(8,564)	(499,269)
Net increase (decrease) in shares outstanding before conversion	1,113,042	60,587,936
Shares converted into Class R6 (See Note 1)	1,496,360	79,950,534
Net increase (decrease)	2,609,402	$140,538,470

(a)	The inception of the class was April 26, 2021.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay WMC Growth Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Fund and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had

30	MainStay WMC Growth Fund

taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments regarding the Fund’s investment performance and the Board’s approval to terminate the previous subadvisor, approve a new subadvisory agreement between New York Life Investments and Wellington Management Company LLP with respect to the Fund and reposition the Fund, effective March 5, 2021.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Fund’s total ordinary operating expenses.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

32	MainStay WMC Growth Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

34	MainStay WMC Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737427MS086-22
MSWG10-06/22
(NYLIM) NL529

MainStay WMC International Research Equity Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/28/2007	-19.99%	-17.67%	-1.91%	3.37%	1.20%
		Excluding sales charges		-15.34	-12.88	-0.79	3.96	1.20
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-19.72	-17.48	-2.12	3.19	1.49
		Excluding sales charges		-15.49	-13.14	-1.01	3.77	1.49
Class C Shares	Maximum 1% CDSC	With sales charges	9/28/2007	-16.67	-14.72	-1.76	3.00	2.24
	If Redeemed Within One Year of Purchase	Excluding sales charges		-15.84	-13.87	-1.76	3.00	2.24
Class I Shares	No Sales Charge		9/28/2007	-15.24	-12.69	-0.57	4.21	0.95

1.
Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.

2.	Not annualized.
3.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[2]	-11.87%	-10.31%	4.94%	5.04%
MSCI EAFE® Index (Net)[3]	-11.80	-8.15	4.77	5.77
Morningstar Foreign Large Blend Category Average[4]	-12.93	-10.30	4.16	5.00

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the
U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

3.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay WMC International Research Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC International Research Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Class A Shares	$1,000.00	$846.60	$5.22	$1,019.14	$5.71	1.14%
Investor Class Shares	$1,000.00	$845.10	$6.63	$1,017.60	$7.25	1.45%
Class C Shares	$1,000.00	$841.60	$10.05	$1,013.89	$10.99	2.20%
Class I Shares	$1,000.00	$847.60	$3.94	$1,020.53	$4.31	0.86%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
7

Country Composition as of April 30, 2022 (Unaudited)

Japan	17.6%
United Kingdom	13.0
France	10.5
Canada	7.2
Netherlands	7.0
United States	6.4
Australia	4.3
Switzerland	4.1
Taiwan	3.2
China	3.2
Germany	2.6
Italy	2.5
Hong Kong	2.4
Republic of Korea	2.1
Brazil	2.0
Spain	1.7
Sweden	1.7
India	1.5
Singapore	1.2
Ireland	1.1%
Denmark	0.9
South Africa	0.9
Thailand	0.8
Belgium	0.7
Indonesia	0.7
Philippines	0.5
Austria	0.4
United Arab Emirates	0.3
Luxembourg	0.3
Macao	0.2
Finland	0.2
Greece	0.2
Norway	0.1
Russia	0.0‡
Other Assets, Less Liabilities	–1.5
Investments Sold Short	–0.0‡
100.0%

‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Shell plc
2.	Royal Bank of Canada
3.	Diageo plc
4.	iShares MSCI ACWI ex US ETF
5.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
6.	Pernod Ricard SA
7.	ASML Holding NV
8.	Samsung Electronics Co. Ltd.
9.	British American Tobacco plc
10.	AstraZeneca plc

8	MainStay WMC International Research Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jonathan G. White and Mary L. Pryshlak of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC International Research Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay WMC International Research Equity Fund returned −15.24%, underperforming the −11.87% return of the Fund’s primary benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net), and the −11.80% return of the Fund’s secondary benchmark, the MSCI EAFE® Index (Net). Over the same period, Class I shares also underperformed the −12.93% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
International equity prices declined during the reporting period under pressure from a variety of forces, the most prominent of which included rapidly rising inflation, increasingly hawkish central bank monetary policy, global supply-chain bottlenecks and geopolitical uncertainties related to Russia’s war in Ukraine.
The Fund underperformed the MSCI ACWI® ex USA Index (Net) primarily due to security selection.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Weak selection in the health care, information technology and consumer discretionary sectors was partially offset by positive contributions to relative performance from selections in the materials and energy sectors. (Contributions take weightings and total returns into account.) Sector allocation also detracted from returns. Negative allocation effect was driven by the Fund’s overweight exposure to information technology and underweight exposure to materials and energy, although partially offset by the positive impact of underweight exposure to consumer discretionary.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that contributed most to the Fund’s absolute performance included Shell and Canadian Natural Resources. Shares of Shell, an oil and gas conglomerate, advanced during a broad rally in energy stocks. Shell reported adjusted profit for the fourth-quarter 2021 that beat consensus estimates. Shell also announced a $8.5 billion share repurchase program during the first half of 2022, using proceeds from its capital allocation framework and the sale of its Permian business to ConocoPhillips. Shares of Canadian Natural Resources, an oil and natural gas company, advanced as crude oil prices surged in response to strong demand, coupled with supply constraints exacerbated by Russia’s war in Ukraine. The company reported fourth-quarter 2021 results with average production beating estimates, and increased its dividend more than expected. Both positions were still held in the Fund at the end of the reporting period.
The holdings that detracted most significantly from absolute performance were Arrival and ASML. Shares of Arrival declined after the commercial electric vehicle company released its third-quarter 2021 earnings report and provided a cautious near-term outlook, including a more conservative ramp-up to full production capacity. Shares of semiconductor equipment maker ASML declined after the company released fourth-quarter 2021 earnings that showed strong earnings, but missed expectations on sales. The company also issued much-lower-than-expected sales guidance for the first-quarter 2022, mostly related to delayed revenue recognition for certain systems delivered under the company's "fast shipment program." The outlook was further undermined by a fire at ASML’s factory in Berlin at the beginning of January. Both positions were still held in the Fund at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in Royal Bank of Canada, a Canada-based diversified financial services company, and British American Tobacco, a UK-based multinational company that manufactures and sells tobacco and nicotine products. We believe Royal Bank of Canada is positioned to benefit from broad-based and diversified revenue drivers, and expect margins to expand moving forward in a higher interest-rate environment. We also like Royal Bank of Canada’s strong culture of cost management relative to its Canadian peers. With British American Tobacco, we believe the company has established a well-positioned product portfolio in all relevant, risk-reduced product categories, including heated tobacco, vaping and modern oral. In our opinion, these categories are likely to grow over the next few years and constitute an increasing share of the company’s total revenue. We believe the traditional combustible tobacco products business model is still viable, in the sense that volume declines are offset by pricing.
During the same period, the Fund eliminated its positions in Tencent, a leading internet media company in China, and Alibaba, a China-based leader in e-commerce. While we believe Tencent is well positioned for the long term with some of the strongest moats in China’s internet, we eliminated the position due to challenging fundamentals in the near term, as regulatory pressures have been compounded by a weak macro-consumer environment. We eliminated the Fund’s Alibaba position on concerns about lower
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

customer management revenue growth from advertising and commissions, and higher expenses resulting from challenging market conditions and increased competition in China’s e-commerce space.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund’s largest increases in sector exposures relative to the MSCI ACWI® ex USA Index (Net) were to industrials, materials and energy, while the most significant reductions in sector exposure were to consumer discretionary and information technology.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held its largest overweight exposures relative to the MSCI ACWI® ex USA Index (Net) in the information technology and health care sectors. As of the same date, the Fund’s most significantly underweight exposures were in consumer discretionary and materials.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay WMC International Research Equity Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 94.0%
Australia 4.3%
Australia & New Zealand Banking Group Ltd. (Banks)	97,305	$ 1,846,937
BHP Group Ltd. (Metals & Mining)	62,262	2,093,348
Brambles Ltd. (Commercial Services & Supplies)	24,108	178,025
Glencore plc (Metals & Mining)	135,155	833,116
Goodman Group (Equity Real Estate Investment Trusts)	60,156	1,000,580
Newcrest Mining Ltd. (Metals & Mining)	26,875	503,823
Orora Ltd. (Containers & Packaging)	79,591	221,887
Rio Tinto plc (Metals & Mining)	19,586	1,389,271
		8,066,987
Austria 0.4%
BAWAG Group AG (Banks) (a)	12,201	578,672
Erste Group Bank AG (Banks)	5,929	183,156
		761,828
Belgium 0.7%
KBC Group NV (Banks)	6,025	410,370
UCB SA (Pharmaceuticals)	7,979	908,013
		1,318,383
Brazil 1.5%
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	76,900	692,636
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	61,400	415,298
Rumo SA (Road & Rail)	108,100	357,932
Vale SA (Metals & Mining)	64,900	1,093,361
XP, Inc., Class A (Capital Markets) (b)	12,435	306,025
		2,865,252
Canada 7.2%
Agnico Eagle Mines Ltd. (Metals & Mining)	7,398	430,641
Barrick Gold Corp. (Metals & Mining)	33,234	741,178
Boat Rocker Media, Inc. (Entertainment) (b)	61,639	182,808
Brookfield Asset Management, Inc., Class A (Capital Markets)	9,053	451,383
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	21,153	1,309,209
Canadian Pacific Railway Ltd. (Road & Rail)	6,079	444,669
Colliers International Group, Inc. (Real Estate Management & Development)	2,348	259,264
Constellation Software, Inc. (Software)	608	956,912
Intact Financial Corp. (Insurance)	7,518	1,051,753
Lightspeed Commerce, Inc. (Software) (b)	34,211	764,577
Methanex Corp. (Chemicals)	13,658	684,574
	Shares	Value

Canada (continued)
Nuvei Corp. (IT Services) (b)	11,707	$ 654,538
Royal Bank of Canada (Banks)	51,031	5,154,145
Shopify, Inc., Class A (IT Services) (b)	1,331	569,265
		13,654,916
China 3.2%
Airtac International Group (Machinery)	12,557	341,132
Anhui Conch Cement Co. Ltd., Class H (Construction Materials)	72,500	392,594
China Longyuan Power Group Corp. Ltd., Class H (Independent Power and Renewable Electricity Producers)	974,420	1,890,202
China Merchants Bank Co. Ltd., Class H (Banks)	126,500	761,473
China Pacific Insurance Group Co. Ltd., Class H (Insurance)	164,759	363,966
China Yangtze Power Co. Ltd., Class A (Independent Power and Renewable Electricity Producers)	148,800	510,224
ENN Energy Holdings Ltd. (Gas Utilities)	35,400	470,625
Minth Group Ltd. (Auto Components)	162,000	382,007
Niu Technologies, Sponsored ADR (Automobiles) (b)	29,853	285,096
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	95,890	616,660
Precision Tsugami China Corp. Ltd. (Machinery)	25,114	28,251
		6,042,230
Denmark 0.9%
Ascendis Pharma A/S, ADR (Biotechnology) (b)	4,448	405,969
Carlsberg A/S, Class B (Beverages)	3,037	384,409
Genmab A/S (Biotechnology) (b)	2,830	998,291
		1,788,669
Finland 0.2%
Cargotec Oyj, Class B (Machinery)	9,743	337,663
France 10.5%
Airbus SE (Aerospace & Defense)	7,754	843,228
ALD SA (Road & Rail) (a)(c)	30,099	409,453
Arkema SA (Chemicals)	5,117	577,507
AXA SA (Insurance)	67,164	1,778,212
Bureau Veritas SA (Professional Services)	36,576	1,048,120
Capgemini SE (IT Services)	3,704	753,493
Dassault Aviation SA (Aerospace & Defense)	1,972	333,490
Edenred (IT Services)	15,107	757,236
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
France (continued)
Engie SA (Multi-Utilities)	90,647	$ 1,064,813
JCDecaux SA (Media) (b)	23,177	487,903
Kering SA (Textiles, Apparel & Luxury Goods)	1,958	1,039,998
Klepierre SA (Equity Real Estate Investment Trusts) (b)	15,540	369,032
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	3,471	2,221,078
Pernod Ricard SA (Beverages)	17,695	3,645,786
Rothschild & Co. (Capital Markets)	9,722	379,667
Safran SA (Aerospace & Defense)	4,574	486,799
SOITEC (Semiconductors & Semiconductor Equipment) (b)	3,252	582,308
TotalEnergies SE (Oil, Gas & Consumable Fuels)	41,407	2,040,189
Valeo (Auto Components)	12,289	221,604
Vinci SA (Construction & Engineering)	7,235	698,063
Worldline SA (IT Services) (a)(b)	5,088	199,427
		19,937,406
Germany 2.3%
Brenntag SE (Trading Companies & Distributors)	11,081	864,725
Commerzbank AG (Banks) (b)	58,262	385,983
Daimler Truck Holding AG (Machinery) (b)	2,356	63,659
Mercedes-Benz Group AG (Automobiles) (b)	909	64,325
RWE AG (Multi-Utilities)	22,006	919,352
Siemens AG (Registered) (Industrial Conglomerates)	9,762	1,214,246
Siemens Healthineers AG (Health Care Equipment & Supplies) (a)	6,324	341,799
Talanx AG (Insurance)	13,007	548,448
		4,402,537
Greece 0.2%
Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	16,355	310,567
Hong Kong 2.4%
AIA Group Ltd. (Insurance)	217,308	2,123,081
CK Asset Holdings Ltd. (Real Estate Management & Development)	188,500	1,276,117
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	9,998	424,017
	Shares	Value

Hong Kong (continued)
Techtronic Industries Co. Ltd. (Machinery)	57,500	$ 767,660
		4,590,875
India 1.5%
Axis Bank Ltd. (Banks) (b)	106,040	996,019
Bharti Airtel Ltd. (Wireless Telecommunication Services) (b)	112,335	1,054,814
Kotak Mahindra Bank Ltd. (Banks)	35,226	818,304
		2,869,137
Indonesia 0.7%
Bank Rakyat Indonesia Persero Tbk. PT (Banks) (d)	3,718,200	1,235,881
Ireland 1.1%
AerCap Holdings NV (Trading Companies & Distributors) (b)	13,941	651,184
AIB Group plc (Banks)	223,075	480,893
Ryanair Holdings plc, Sponsored ADR (Airlines) (b)	4,267	372,595
Smurfit Kappa Group plc (Containers & Packaging)	15,638	661,141
		2,165,813
Italy 2.5%
Amplifon SpA (Health Care Providers & Services)	10,183	405,190
Coca-Cola HBC AG (Beverages)	28,159	579,815
Davide Campari-Milano NV (Beverages)	138,053	1,553,662
DiaSorin SpA (Health Care Equipment & Supplies)	3,237	423,139
Ferrari NV (Automobiles)	5,425	1,144,300
Stevanato Group SpA (Life Sciences Tools & Services) (b)	27,265	436,240
UniCredit SpA (Banks)	12,462	113,656
		4,656,002
Japan 17.6%
Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	17,900	348,977
Astellas Pharma, Inc. (Pharmaceuticals)	61,000	928,747
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	28,900	867,314
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	56,600	1,422,451
Daikin Industries Ltd. (Building Products)	6,100	937,939
Eisai Co. Ltd. (Pharmaceuticals)	8,900	387,645
GMO Payment Gateway, Inc. (IT Services) (c)	6,800	574,174
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
Japan (continued)
Hoya Corp. (Health Care Equipment & Supplies)	12,900	$ 1,285,218
Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	32,600	1,235,087
Isuzu Motors Ltd. (Automobiles)	76,600	892,049
ITOCHU Corp. (Trading Companies & Distributors)	18,000	544,522
KDDI Corp. (Wireless Telecommunication Services)	29,986	994,200
Keyence Corp. (Electronic Equipment, Instruments & Components)	2,300	927,950
Kose Corp. (Personal Products)	1,800	186,412
Kyowa Kirin Co. Ltd. (Pharmaceuticals)	16,200	340,192
Makita Corp. (Machinery)	18,600	552,619
Mitsubishi Corp. (Trading Companies & Distributors)	19,400	650,994
Mitsubishi Electric Corp. (Electrical Equipment)	33,800	355,270
Mitsubishi UFJ Financial Group, Inc. (Banks)	214,200	1,244,900
Mitsui & Co. Ltd. (Trading Companies & Distributors)	22,900	554,978
Musashi Seimitsu Industry Co. Ltd. (Auto Components) (c)	21,800	222,279
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	40,120	1,185,190
Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	26,700	685,044
Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	6,400	963,295
Resona Holdings, Inc. (Banks)	260,100	1,128,702
Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	45,300	1,967,710
Shiseido Co. Ltd. (Personal Products)	35,200	1,658,825
SMC Corp. (Machinery)	1,700	821,689
SoftBank Corp. (Wireless Telecommunication Services)	32,570	378,490
Sony Group Corp. (Household Durables)	18,577	1,596,720
Subaru Corp. (Automobiles)	54,900	825,949
T&D Holdings, Inc. (Insurance)	64,900	832,941
Taiyo Yuden Co. Ltd. (Electronic Equipment, Instruments & Components)	22,100	872,221
Tokio Marine Holdings, Inc. (Insurance)	19,300	1,041,520
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	5,800	2,460,441
	Shares	Value

Japan (continued)
Yamaha Motor Co. Ltd. (Automobiles)	39,000	$ 805,116
Yamato Holdings Co. Ltd. (Air Freight & Logistics)	36,200	678,974
		33,356,744
Luxembourg 0.3%
ArcelorMittal SA (Metals & Mining)	10,537	307,590
Arrival SA (Automobiles) (b)(c)	120,747	233,042
		540,632
Macao 0.2%
Sands China Ltd. (Hotels, Restaurants & Leisure) (b)	171,600	376,740
Netherlands 7.0%
Adyen NV (IT Services) (a)(b)	320	535,186
Akzo Nobel NV (Chemicals)	5,457	470,829
Argenx SE (Biotechnology) (b)	1,355	389,570
ASML Holding NV (Semiconductors & Semiconductor Equipment)	6,236	3,528,134
IMCD NV (Trading Companies & Distributors)	2,838	450,854
Koninklijke DSM NV (Chemicals)	1,346	225,442
Koninklijke KPN NV (Diversified Telecommunication Services)	285,489	987,417
Koninklijke Philips NV (Health Care Equipment & Supplies)	23,201	608,654
Shell plc (Oil, Gas & Consumable Fuels)	196,579	5,320,630
Wolters Kluwer NV (Professional Services)	7,608	769,551
		13,286,267
Norway 0.1%
Norsk Hydro ASA (Metals & Mining)	17,786	149,936
Philippines 0.5%
BDO Unibank, Inc. (Banks)	404,850	999,332
Republic of Korea 0.5%
LG Chem Ltd. (Chemicals)	1,033	414,935
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,204	573,387
		988,322
Russia 0.0% ‡
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels) (d)(e)(f)	11,171	27,760
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Russia (continued) ‡
Mobile TeleSystems PJSC, ADR (Wireless Telecommunication Services) (d)(e)(f)	40,264	$ 11,072
		38,832
Singapore 1.2%
Best World International Ltd. (Personal Products) (b)(c)(d)(e)(f)	353,862	347,990
Capitaland Investment Ltd. (Real Estate Management & Development) (b)	217,000	659,022
Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	194,100	385,801
United Overseas Bank Ltd. (Banks)	37,500	803,668
		2,196,481
South Africa 0.9%
Anglo American plc (Metals & Mining)	26,147	1,160,286
Old Mutual Ltd. (Insurance)	597,600	476,129
		1,636,415
Spain 1.7%
CaixaBank SA (Banks)	133,577	426,274
Cellnex Telecom SA (Diversified Telecommunication Services)	28,579	1,335,855
Grifols SA (Biotechnology)	28,888	480,648
Iberdrola SA (Electric Utilities)	88,872	1,015,427
		3,258,204
Sweden 1.7%
Alfa Laval AB (Machinery) (c)	10,411	288,963
Assa Abloy AB, Class B (Building Products) (c)	33,048	833,735
Fastighets AB Balder, Class B (Real Estate Management & Development) (b)	12,720	630,676
Volvo AB, Class B (Machinery)	86,139	1,367,057
		3,120,431
Switzerland 4.1%
Alcon, Inc. (Health Care Equipment & Supplies)	13,250	940,085
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	13,819	1,606,361
Lonza Group AG (Registered) (Life Sciences Tools & Services)	1,267	743,851
Novartis AG (Registered) (Pharmaceuticals)	25,457	2,252,115
PSP Swiss Property AG (Registered) (Real Estate Management & Development)	2,956	372,911
Roche Holding AG (Pharmaceuticals)	2,409	892,213
	Shares	Value

Switzerland (continued)
Tecan Group AG (Registered) (Life Sciences Tools & Services)	1,765	$ 530,414
Wizz Air Holdings plc (Airlines) (a)(b)	11,125	428,436
		7,766,386
Taiwan 3.2%
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	9,000	794,315
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	39,000	1,068,633
Sea Ltd., ADR (Entertainment) (b)	3,029	250,680
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	42,977	3,993,853
		6,107,481
Thailand 0.8%
Kasikornbank PCL
(Banks)	37,900	165,504
NVDR (Banks)	268,520	1,189,419

PTT Global Chemical PCL (Chemicals)	45,700	66,330
		1,421,253
United Arab Emirates 0.3%
Network International Holdings plc (IT Services) (a)(b)	170,408	553,626
United Kingdom 13.0%
Abcam plc (Biotechnology) (b)	32,471	506,763
Allfunds Group plc (Capital Markets)	48,869	416,992
AstraZeneca plc (Pharmaceuticals)	18,648	2,477,234
BAE Systems plc (Aerospace & Defense)	39,592	368,781
Beazley plc (Insurance)	146,146	780,459
BP plc (Oil, Gas & Consumable Fuels)	180,840	882,969
British American Tobacco plc (Tobacco)	62,438	2,631,329
BT Group plc (Diversified Telecommunication Services)	450,369	996,665
CNH Industrial NV (Machinery)	10,638	151,855
Coca-Cola Europacific Partners plc (Beverages)	40,152	2,005,592
Compass Group plc (Hotels, Restaurants & Leisure)	33,189	699,079
ConvaTec Group plc (Health Care Equipment & Supplies) (a)	182,929	483,234
Croda International plc (Chemicals)	6,782	657,118
Diageo plc (Beverages)	96,545	4,784,296
Experian plc (Professional Services)	12,651	438,503
Genus plc (Biotechnology)	5,529	173,358
HSBC Holdings plc (Banks)	190,041	1,186,201
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Hyve Group plc (Media) (b)	102,687	$ 95,209
Intermediate Capital Group plc (Capital Markets)	15,895	304,905
Lloyds Banking Group plc (Banks)	947,144	533,986
London Stock Exchange Group plc (Capital Markets)	7,922	786,075
National Express Group plc (Road & Rail) (b)	29,908	92,924
Prudential plc (Insurance)	49,004	609,142
Rotork plc (Machinery)	87,474	316,919
Smith & Nephew plc (Health Care Equipment & Supplies)	33,535	542,548
Standard Chartered plc (Banks)	162,362	1,112,284
WPP plc (Media)	49,839	618,166
		24,652,586
United States 1.3%
Atlassian Corp. plc, Class A (Software) (b)	2,552	573,766
QIAGEN NV (Life Sciences Tools & Services) (b)	8,850	409,135
Schneider Electric SE (Electrical Equipment)	10,320	1,469,816
		2,452,717
Total Common Stocks (Cost $191,777,711)		177,906,531
Preferred Stocks 2.4%
Brazil 0.5%
Banco Bradesco SA (Banks)	246,900	897,918
Germany 0.3%
Volkswagen AG (Automobiles) 2.91%	4,061	637,088
Republic of Korea 1.6%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals) 1.88%	66,180	3,090,508
Total Preferred Stocks (Cost $6,034,980)		4,625,514
	Shares	Value
Exchange-Traded Fund 2.2%
United States 2.2%
iShares MSCI ACWI ex US ETF (c)	84,942	$ 4,142,621
Total Exchange-Traded Fund (Cost $4,670,856)		4,142,621

Short-Term Investments 2.9%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 0.397% (g)	391,072	391,072
Unaffiliated Investment Companies 2.7%
United States 2.7%
BlackRock Liquidity FedFund, 0.375% (g)(h)	304,485	304,485
Invesco Government & Agency Portfolio, 0.419% (g)(h)	4,876,343	4,876,343
Total Unaffiliated Investment Companies (Cost $5,180,828)		5,180,828
Total Short-Term Investments (Cost $5,571,900)		5,571,900
Total Investments, Before Investments Sold Short (Cost $208,055,447)	101.5%	192,246,566
Investments Sold Short (0.0)% ‡
Common Stock Sold Short (0.0)% ‡
Australia (0.0)% ‡
Virgin Australia Airlines Holdings Pty. Ltd. (Airlines) (b)(d)(e)(f)	(444,108)	(31)
Total Common Stock Sold Short (Proceeds $0)		(31)

	Number of Rights
Right Sold Short (0.0)% ‡
United States (0.0)% ‡
Intercell (Biotechnology) Expires 12/31/49 (b)(d)(e)(f)	(19,159)	(2)
Total Right Sold Short (Proceeds $0)		(2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Number of Warrants	Value
Warrant Sold Short (0.0)% ‡
Singapore (0.0)% ‡
Ezion Holdings Ltd. (Energy Equipment & Services)
Expires 4/16/23 (b)(d)(e)(f)	(2,005,620)	$ —
Total Warrant Sold Short (Proceeds $0)		—
Total Investments Sold Short (Proceeds $0)		(33)
Total Investments, Net of Investments Sold Short (Cost $208,055,447)	101.5%	192,246,533
Other Assets, Less Liabilities	(1.5)	(2,918,559)
Net Assets	100.0%	$ 189,327,974

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $5,421,775; the total market value of collateral held by the Fund was $5,659,483. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $478,655. The Fund received cash collateral with a value of $5,180,828. (See Note 2(J))

(d)	Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,622,670, which represented 0.9% of the Fund’s net assets.
(e)
Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2022, the total market value was $386,789, which represented 0.2% of the Fund’s net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Current yield as of April 30, 2022.
(h)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay WMC International Research Equity Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,105	$ 19,160	$ (20,874)	$ —	$ —	$ 391	$ —(a)	$ —	391

(a)	Less than $500.

Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ —	$ 8,066,987	$ —	$ 8,066,987
Austria	—	761,828	—	761,828
Belgium	—	1,318,383	—	1,318,383
China	285,096	5,757,134	—	6,042,230
Denmark	405,969	1,382,700	—	1,788,669
Finland	—	337,663	—	337,663
France	—	19,937,406	—	19,937,406
Germany	—	4,402,537	—	4,402,537
Greece	—	310,567	—	310,567
Hong Kong	—	4,590,875	—	4,590,875
India	—	2,869,137	—	2,869,137
Indonesia	—	1,235,881	—	1,235,881
Ireland	1,023,779	1,142,034	—	2,165,813
Italy	1,016,055	3,639,947	—	4,656,002
Japan	—	33,356,744	—	33,356,744
Luxembourg	233,042	307,590	—	540,632
Macao	—	376,740	—	376,740
Netherlands	—	13,286,267	—	13,286,267
Norway	—	149,936	—	149,936
Philippines	—	999,332	—	999,332
Republic of Korea	—	988,322	—	988,322
Singapore	—	1,848,491	347,990	2,196,481
South Africa	—	1,636,415	—	1,636,415
Spain	—	3,258,204	—	3,258,204
Sweden	—	3,120,431	—	3,120,431
Switzerland	—	7,766,386	—	7,766,386
Taiwan	4,244,533	1,862,948	—	6,107,481
Thailand	—	1,421,253	—	1,421,253
United Arab Emirates	—	553,626	—	553,626
United Kingdom	2,005,592	22,646,994	—	24,652,586
United States	573,766	1,878,951	—	2,452,717
All Other Countries	16,520,168	—	38,832	16,559,000
Total Common Stocks	26,308,000	151,211,709	386,822	177,906,531
Preferred Stocks	897,918	3,727,596	—	4,625,514
Exchange-Traded Fund	4,142,621	—	—	4,142,621
Short-Term Investments
Affiliated Investment Company	391,072	—	—	391,072
Unaffiliated Investment Companies	5,180,828	—	—	5,180,828
Total Short-Term Investments	5,571,900	—	—	5,571,900
Total Investments in Securities	$ 36,920,439	$ 154,939,305	$ 386,822	$ 192,246,566
Liability Valuation Inputs
Common Stock Sold Short	$ —	$ —	$ (31)	$ (31)
Right Sold Short	—	—	(2)	(2)
Warrant Sold Short	—	—	—	—
Total Investments in Securities Sold Short	$ —	$ —	$ (33)	$ (33)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay WMC International Research Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †
Aerospace & Defense	$2,032,298	1.1%
Air Freight & Logistics	678,974	0.4
Airlines	801,031	0.4
Auto Components	825,890	0.4
Automobiles	4,886,965	2.5
Banks	22,653,677	12.0
Beverages	12,953,560	6.8
Biotechnology	2,954,599	1.6
Building Products	1,771,674	1.0
Capital Markets	3,069,064	1.5
Chemicals	3,096,735	1.7
Commercial Services & Supplies	178,025	0.1
Construction & Engineering	698,063	0.4
Construction Materials	392,594	0.2
Containers & Packaging	883,028	0.4
Diversified Telecommunication Services	5,201,495	2.7
Electric Utilities	1,015,427	0.5
Electrical Equipment	1,825,086	1.0
Electronic Equipment, Instruments & Components	3,608,645	2.0
Entertainment	433,488	0.2
Equity Real Estate Investment Trusts	1,369,612	0.7
Exchange-Traded Fund	4,142,621	2.2
Gas Utilities	470,625	0.2
Health Care Equipment & Supplies	4,973,654	2.7
Health Care Providers & Services	405,190	0.2
Hotels, Restaurants & Leisure	2,039,114	1.1
Household Durables	1,596,720	0.8
Independent Power and Renewable Electricity Producers	2,400,426	1.3
Industrial Conglomerates	1,214,246	0.6
Insurance	10,222,311	5.3
IT Services	4,596,945	2.5
Life Sciences Tools & Services	2,119,640	1.2
Machinery	5,037,467	2.7
Media	1,201,278	0.6
Metals & Mining	8,702,550	4.7
Multi-Utilities	1,984,165	1.1
Oil, Gas & Consumable Fuels	9,996,055	5.3
Personal Products	2,193,227	1.2
Pharmaceuticals	11,160,968	6.0
Professional Services	2,256,174	1.1
Real Estate Management & Development	3,197,990	1.7
Road & Rail	1,304,978	0.6
Semiconductors & Semiconductor Equipment	14,395,394	7.6
	Value	Percent †
Software	$2,295,255	1.2%
Technology Hardware, Storage & Peripherals	3,090,508	1.6
Textiles, Apparel & Luxury Goods	4,867,437	2.5
Tobacco	2,631,329	1.4
Trading Companies & Distributors	3,717,257	1.9
Water Utilities	692,636	0.4
Wireless Telecommunication Services	2,438,576	1.3
	186,674,666	98.6
Short-Term Investments	5,571,900	2.9
Other Assets, Less Liabilities*	(2,918,592)	(1.5)
Net Assets	$189,327,974	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes Investments sold short (details are shown below).
The table below sets forth the diversification of MainStay WMC International Research Equity Fund investments sold short by industry.
	Value	Percent†
Airlines	$(31)	(0.0)%‡
Biotechnology	(2)	(0.0)‡
Energy Equipment & Services	—	(0.0)‡
	$(33)	(0.0)%‡

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $207,664,375) including securities on loan of $5,421,775	$191,855,494
Investment in affiliated investment companies, at value (identified cost $391,072)	391,072
Cash	250,261
Cash denominated in foreign currencies (identified cost $259,476)	254,461
Receivables:
Dividends	1,940,286
Investment securities sold	707,671
Fund shares sold	47,057
Securities lending	9,380
Other assets	33,248
Total assets	195,488,930
Liabilities
Investments sold short (proceeds $0)	33
Cash collateral received for securities on loan	5,180,828
Payables:
Investment securities purchased	670,300
Manager (See Note 3)	117,571
Custodian	50,527
Professional fees	31,820
Fund shares redeemed	27,808
Shareholder communication	27,198
Transfer agent (See Note 3)	21,566
Broker fees and charges on short sales	16,000
NYLIFE Distributors (See Note 3)	6,479
Trustees	1,221
Accrued expenses	9,605
Total liabilities	6,160,956
Net assets	$189,327,974
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,941
Additional paid-in-capital	299,708,622
299,736,563
Total distributable earnings (loss)	(110,408,589)
Net assets	$189,327,974
Class A
Net assets applicable to outstanding shares	$12,909,068
Shares of beneficial interest outstanding	1,915,502
Net asset value per share outstanding	$6.74
Maximum sales charge (5.50% of offering price)	0.39
Maximum offering price per share outstanding	$7.13
Investor Class
Net assets applicable to outstanding shares	$1,979,576
Shares of beneficial interest outstanding	294,997
Net asset value per share outstanding	$6.71
Maximum sales charge (5.00% of offering price)	0.35
Maximum offering price per share outstanding	$7.06
Class C
Net assets applicable to outstanding shares	$3,672,847
Shares of beneficial interest outstanding	561,240
Net asset value and offering price per share outstanding	$6.54
Class I
Net assets applicable to outstanding shares	$170,766,483
Shares of beneficial interest outstanding	25,169,747
Net asset value and offering price per share outstanding	$6.78
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay WMC International Research Equity Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $217,132)	$2,535,653
Securities lending	42,094
Dividends-affiliated	104
Total income	2,577,851
Expenses
Manager (See Note 3)	801,133
Custodian	54,898
Transfer agent (See Note 3)	47,106
Distribution/Service—Class A (See Note 3)	18,060
Distribution/Service—Investor Class (See Note 3)	2,845
Distribution/Service—Class C (See Note 3)	22,927
Professional fees	39,483
Registration	32,807
Shareholder communication	8,464
Trustees	2,672
Miscellaneous	11,661
Total expenses before waiver/reimbursement	1,042,056
Expense waiver/reimbursement from Manager (See Note 3)	(65,586)
Net expenses	976,470
Net investment income (loss)	1,601,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,033,826)
Foreign currency transactions	(46,722)
Net realized gain (loss)	(4,080,548)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(31,445,643)
Investments sold short	3
Translation of other assets and liabilities in foreign currencies	(121,527)
Net change in unrealized appreciation (depreciation)	(31,567,167)
Net realized and unrealized gain (loss)	(35,647,715)
Net increase (decrease) in net assets resulting from operations	$(34,046,334)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,601,381	$2,955,405
Net realized gain (loss)	(4,080,548)	53,813,718
Net change in unrealized appreciation (depreciation)	(31,567,167)	11,255,870
Net increase (decrease) in net assets resulting from operations	(34,046,334)	68,024,993
Distributions to shareholders:
Class A	(367,003)	(251,503)
Investor Class	(50,882)	(51,029)
Class C	(64,267)	(47,871)
Class I	(5,440,803)	(5,460,954)
Total distributions to shareholders	(5,922,955)	(5,811,357)
Capital share transactions:
Net proceeds from sales of shares	7,626,499	13,488,394
Net asset value of shares issued to shareholders in reinvestment of distributions	5,906,186	5,762,226
Cost of shares redeemed	(14,906,848)	(102,225,447)
Increase (decrease) in net assets derived from capital share transactions	(1,374,163)	(82,974,827)
Net increase (decrease) in net assets	(41,343,452)	(20,761,191)
Net Assets
Beginning of period	230,671,426	251,432,617
End of period	$189,327,974	$230,671,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.16	$6.40	$7.77	$7.93	$9.58	$8.06
Net investment income (loss)	0.05(a)	0.09(a)	0.06(a)	0.15(a)	0.13	0.02
Net realized and unrealized gain (loss)	(1.27)	1.81	(0.70)	0.10	(1.63)	1.73
Total from investment operations	(1.22)	1.90	(0.64)	0.25	(1.50)	1.75
Less distributions:
From net investment income	(0.20)	(0.14)	(0.73)	(0.41)	(0.15)	(0.23)
Net asset value at end of period	$6.74	$8.16	$6.40	$7.77	$7.93	$9.58
Total investment return (b)	(15.34)%	29.93%	(9.21)%	3.83%	(15.94)%(c)	22.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%††	1.09%	0.89%	2.04%	1.37%	0.24%
Net expenses (d)	1.14%††	1.31%(e)	1.63%(e)	1.75%(e)	1.78%(e)	3.22%(e)
Expenses (before waiver/reimbursement) (d)	1.17%††	1.31%(e)	1.63%(e)	1.75%(e)	1.78%(e)	3.22%(e)
Portfolio turnover rate	32%	117%	136%	182%	223%	179%
Net assets at end of period (in 000’s)	$12,909	$15,492	$12,373	$19,557	$31,870	$55,580

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Six-month Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.30%	0.01%
October 31, 2020	1.60%	0.03%
October 31, 2019	1.64%	0.11%
October 31, 2018	1.65%	0.13%
October 31, 2017	1.56%	1.66%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.11	$6.36	$7.73	$7.90	$9.54	$8.02
Net investment income (loss)	0.04(a)	0.05(a)	0.04(a)	0.15(a)	0.12	0.04
Net realized and unrealized gain (loss)	(1.27)	1.82	(0.70)	0.08	(1.62)	1.70
Total from investment operations	(1.23)	1.87	(0.66)	0.23	(1.50)	1.74
Less distributions:
From net investment income	(0.17)	(0.12)	(0.71)	(0.40)	(0.14)	(0.22)
Net asset value at end of period	$6.71	$8.11	$6.36	$7.73	$7.90	$9.54
Total investment return (b)	(15.49)%	29.66%	(9.47)%	3.54%	(15.97)%(c)	22.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%††	0.64%	0.66%	2.00%	1.29%	0.43%
Net expenses (d)	1.45%††	1.63%(e)	1.89%(e)	1.93%(e)	1.88%(e)	3.34%(e)
Expenses (before waiver/reimbursement) (d)	1.48%††	1.63%(e)	1.89%(e)	1.93%(e)	1.88%(e)	3.34%(e)
Portfolio turnover rate	32%	117%	136%	182%	223%	179%
Net assets at end of period (in 000's)	$1,980	$2,487	$2,731	$3,690	$3,407	$4,294

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Six-month Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.62%	0.01%
October 31, 2020	1.86%	0.03%
October 31, 2019	1.81%	0.12%
October 31, 2018	1.75%	0.13%
October 31, 2017	1.65%	1.66%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.87	$6.16	$7.49	$7.63	$9.23	$7.75
Net investment income (loss)	0.01(a)	0.00‡(a)	(0.01)(a)	0.08(a)	0.05	(0.01)
Net realized and unrealized gain (loss)	(1.24)	1.76	(0.68)	0.10	(1.57)	1.64
Total from investment operations	(1.23)	1.76	(0.69)	0.18	(1.52)	1.63
Less distributions:
From net investment income	(0.10)	(0.05)	(0.64)	(0.32)	(0.08)	(0.15)
Net asset value at end of period	$6.54	$7.87	$6.16	$7.49	$7.63	$9.23
Total investment return (b)	(15.84)%	28.66%	(10.16)%	2.81%	(16.61)%	21.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16%††	0.01%	(0.22)%	1.14%	0.52%	(0.17)%
Net expenses (c)	2.20%††	2.38%(d)	2.64%(d)	2.66%(d)	2.62%(d)	4.06%(d)
Expenses (before waiver/reimbursement) (c)	2.23%††	2.38%(d)	2.64%(d)	2.66%(d)	2.62%(d)	4.06%(d)
Portfolio turnover rate	32%	117%	136%	182%	223%	179%
Net assets at end of period (in 000’s)	$3,673	$5,340	$6,229	$14,203	$27,699	$42,231

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Six-month Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	2.37%	0.01%
October 31, 2020	2.61%	0.03%
October 31, 2019	2.55%	0.11%
October 31, 2018	2.49%	0.13%
October 31, 2017	2.39%	1.64%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.22	$6.45	$7.83	$8.00	$9.66	$8.12
Net investment income (loss)	0.06(a)	0.10(a)	0.08(a)	0.17(a)	0.15	0.09
Net realized and unrealized gain (loss)	(1.28)	1.83	(0.71)	0.10	(1.64)	1.70
Total from investment operations	(1.22)	1.93	(0.63)	0.27	(1.49)	1.79
Less distributions:
From net investment income	(0.22)	(0.16)	(0.75)	(0.44)	(0.17)	(0.25)
Net asset value at end of period	$6.78	$8.22	$6.45	$7.83	$8.00	$9.66
Total investment return (b)	(15.24)%	30.21%	(8.98)%	4.08%	(15.72)%(c)	22.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%††	1.26%	1.19%	2.20%	1.63%	0.96%
Net expenses (d)	0.86%††	1.06%(e)	1.38%(e)	1.50%(e)	1.53%(e)	2.93%(e)
Expenses (before waiver/reimbursement) (d)	0.92%††	1.08%(e)	1.38%(e)	1.50%(e)	1.53%(e)	2.93%(e)
Portfolio turnover rate	32%	117%	136%	182%	223%	179%
Net assets at end of period (in 000’s)	$170,766	$207,352	$230,100	$281,279	$521,050	$653,051

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Six-month Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.05%	0.01%
October 31, 2020	1.35%	0.03%
October 31, 2019	1.40%	0.10%
October 31, 2018	1.40%	0.13%
October 31, 2017	1.29%	1.63%
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay WMC International Research Equity Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC International Research Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	9/28/2007
Investor Class	2/28/2008
Class C	9/28/2007
Class I	9/28/2007
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
27

Notes to Financial Statements (Unaudited) (continued)
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair

28	MainStay WMC International Research Equity Fund

valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Equity securities, including rights and warrants and exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of
29

Notes to Financial Statements (Unaudited) (continued)
Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of April 30, 2022, the securities sold short are shown in the Portfolio of Investments.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement

30	MainStay WMC International Research Equity Fund

between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(K) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of April 30, 2022 are shown in the Portfolio of Investments.
(L) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of average daily net assets of the Fund. During the six-month period ended April 30, 2022, the effective management fee rate was 0.75%.
Effective March 21, 2022, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.18% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 21, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
For the period February 28, 2021 through February 28, 2022, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio
31

Notes to Financial Statements (Unaudited) (continued)
investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.85% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.86% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $801,133 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $65,586 and paid the Subadvisor fees in the amount of $328,332.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $1,013 and $192, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class and Class C shares during the six-month period ended April 30, 2022, of $71 and $23, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$2,486	$—
Investor Class	3,838	(5)
Class C	7,720	(10)
Class I	33,062	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per

32	MainStay WMC International Research Equity Fund

account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$208,929,896	$10,453,464	$(27,136,827)	$(16,683,363)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $90,659,894, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$90,660	$—
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$5,811,357
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $67,695 and $72,654, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:
33

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	261,700	$1,999,378
Shares issued to shareholders in reinvestment of distributions	45,770	357,008
Shares redeemed	(297,623)	(2,243,411)
Net increase (decrease) in shares outstanding before conversion	9,847	112,975
Shares converted into Class A (See Note 1)	6,626	49,432
Net increase (decrease)	16,473	$162,407
Year ended October 31, 2021:
Shares sold	406,996	$3,199,938
Shares issued to shareholders in reinvestment of distributions	33,548	240,873
Shares redeemed	(534,661)	(4,069,351)
Net increase (decrease) in shares outstanding before conversion	(94,117)	(628,540)
Shares converted into Class A (See Note 1)	59,430	466,438
Net increase (decrease)	(34,687)	$(162,102)

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	5,324	$39,597
Shares issued to shareholders in reinvestment of distributions	6,470	50,334
Shares redeemed	(18,780)	(138,235)
Net increase (decrease) in shares outstanding before conversion	(6,986)	(48,304)
Shares converted into Investor Class (See Note 1)	800	5,777
Shares converted from Investor Class (See Note 1)	(5,665)	(42,244)
Net increase (decrease)	(11,851)	$(84,771)
Year ended October 31, 2021:
Shares sold	31,303	$242,991
Shares issued to shareholders in reinvestment of distributions	7,076	50,598
Shares redeemed	(106,038)	(809,982)
Net increase (decrease) in shares outstanding before conversion	(67,659)	(516,393)
Shares converted into Investor Class (See Note 1)	3,025	23,291
Shares converted from Investor Class (See Note 1)	(57,649)	(450,154)
Net increase (decrease)	(122,283)	$(943,256)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	6,139	$45,934
Shares issued to shareholders in reinvestment of distributions	8,412	64,017
Shares redeemed	(130,220)	(954,494)
Net increase (decrease) in shares outstanding before conversion	(115,669)	(844,543)
Shares converted from Class C (See Note 1)	(1,827)	(12,965)
Net increase (decrease)	(117,496)	$(857,508)
Year ended October 31, 2021:
Shares sold	6,639	$49,558
Shares issued to shareholders in reinvestment of distributions	6,756	47,223
Shares redeemed	(340,250)	(2,543,000)
Net increase (decrease) in shares outstanding before conversion	(326,855)	(2,446,219)
Shares converted from Class C (See Note 1)	(5,247)	(39,575)
Net increase (decrease)	(332,102)	$(2,485,794)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	772,821	$5,541,590
Shares issued to shareholders in reinvestment of distributions	693,218	5,434,827
Shares redeemed	(1,516,573)	(11,570,708)
Net increase (decrease)	(50,534)	$(594,291)
Year ended October 31, 2021:
Shares sold	1,286,350	$9,995,907
Shares issued to shareholders in reinvestment of distributions	751,182	5,423,532
Shares redeemed	(12,502,063)	(94,803,114)
Net increase (decrease)	(10,464,531)	$(79,383,675)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial

34	MainStay WMC International Research Equity Fund

statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
35

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC International Research Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of

36	MainStay WMC International Research Equity Fund

Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Fund and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had
37

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments regarding the Fund’s investment performance and the Board’s approval to terminate the previous subadvisor, approve a new subadvisory agreement between New York Life Investments and Wellington Management Company LLP with respect to the Fund and reposition the Fund, effective March 5, 2021.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Fund’s total ordinary operating expenses.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the

38	MainStay WMC International Research Equity Fund

similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed the removal of the expense limitation for Class A shares of the Fund and the equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except Class R6, of the Fund, effective February 28, 2022.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
39

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

40	MainStay WMC International Research Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
41

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737581MS086-22
MSWIRE10-06/22
(NYLIM) NL530

MainStay WMC Small Companies Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022[1]
Class	Sales Charge		Inception Date[2]	Six Months[3]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[4]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/2/2004	-14.29%	-14.68%	3.10%	7.23%	1.22%
		Excluding sales charges		-9.30	-9.71	4.27	7.84	1.22
Investor Class Shares[5]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-13.95	-14.46	2.82	6.94	1.66
		Excluding sales charges		-9.42	-9.96	3.99	7.54	1.66
Class B Shares[6]	Maximum 5% CDSC	With sales charges	1/2/2004	-13.00	-13.82	2.98	6.73	2.41
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-9.79	-10.65	3.20	6.73	2.41
Class C Shares	Maximum 1% CDSC	With sales charges	12/30/2002	-10.36	-11.21	3.22	6.74	2.41
	if Redeemed Within One Year of Purchase	Excluding sales charges		-9.71	-10.57	3.22	6.74	2.41
Class I Shares	No Sales Charge		1/12/1987	-9.17	-9.47	4.54	8.11	0.97
Class R1 Shares	No Sales Charge		7/31/2012	-9.23	-9.55	4.43	8.97	1.07
Class R2 Shares	No Sales Charge		7/31/2012	-9.33	-9.78	4.17	8.69	1.32
Class R3 Shares	No Sales Charge		2/29/2016	-9.44	-10.00	3.91	7.37	1.57

1.
The Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of April 1, 2019. Therefore, the performance information shown in this report prior to April 1, 2019 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.

2.
Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.

3.	Not annualized.
4.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

5.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
6.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 2000® Index[2]	-18.38%	-16.87%	7.24%	10.06%
Morningstar Small Blend Category Average[3]	-12.68	-9.83	6.90	9.30

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Fund has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S.
equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

3.
The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay WMC Small Companies Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Small Companies Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$907.00	$5.67	$1,018.84	$6.01	1.20%
Investor Class Shares	$1,000.00	$905.80	$6.95	$1,017.51	$7.35	1.47%
Class B Shares	$1,000.00	$902.10	$10.47	$1,013.79	$11.08	2.22%
Class C Shares	$1,000.00	$902.90	$10.47	$1,013.79	$11.08	2.22%
Class I Shares	$1,000.00	$908.30	$4.49	$1,020.08	$4.76	0.95%
Class R1 Shares	$1,000.00	$907.70	$4.97	$1,019.59	$5.26	1.05%
Class R2 Shares	$1,000.00	$906.70	$6.15	$1,018.35	$6.51	1.30%
Class R3 Shares	$1,000.00	$905.60	$7.32	$1,017.11	$7.75	1.55%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Banks	7.4%
Equity Real Estate Investment Trusts	6.8
Health Care Equipment & Supplies	5.5
Trading Companies & Distributors	5.1
Biotechnology	5.0
Software	4.7
Thrifts & Mortgage Finance	4.4
Energy Equipment & Services	4.3
Exchange–Traded Fund	4.1
Metals & Mining	3.9
Professional Services	3.8
Consumer Finance	3.6
Building Products	3.3
Chemicals	3.2
Semiconductors & Semiconductor Equipment	2.9
Electronic Equipment, Instruments & Components	2.8
Pharmaceuticals	2.3
Capital Markets	2.2
Marine	2.0
Gas Utilities	2.0%
Hotels, Restaurants & Leisure	1.9
Health Care Providers & Services	1.8
Real Estate Management & Development	1.8
IT Services	1.7
Commercial Services & Supplies	1.5
Food Products	1.5
Airlines	1.5
Life Sciences Tools & Services	1.5
Construction & Engineering	1.4
Household Durables	1.3
Specialty Retail	1.3
Technology Hardware, Storage & Peripherals	1.3
Auto Components	1.1
Media	0.8
Short–Term Investments	5.7
Other Assets, Less Liabilities	–5.4
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	iShares Russell 2000 ETF
2.	Tower Semiconductor Ltd.
3.	MRC Global, Inc.
4.	Boise Cascade Co.
5.	Box, Inc., Class A
6.	Lantheus Holdings, Inc.
7.	Nabors Industries Ltd.
8.	Carpenter Technology Corp.
9.	Kirby Corp.
10.	New Jersey Resources Corp.

8	MainStay WMC Small Companies Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Peter W. Carpi, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Small Companies Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay WMC Small Companies Fund returned −9.17%, outperforming the −18.38% return of the Fund’s benchmark, the Russell 2000® Index (the “Index”). Over the same period, Class I shares also outperformed the −12.68% return of the Morningstar Small Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets declined during the reporting period under pressure from a variety of forces, the most prominent of which included rapidly rising inflation, increasingly hawkish central bank monetary policy, global supply-chain bottlenecks and geopolitical uncertainties related to Russia’s war in Ukraine. In this challenging environment, small-cap stocks tended to underperform their large-cap counterparts.
The Fund outperformed the Index primarily due to positive security selection.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest contributions to the Fund’s performance relative to the Index came from stock selection in the health care, industrials and consumer discretionary sectors. (Contributions take weightings and total returns into account.) Conversely, relatively weak selection in communication services and consumer staples detracted from relative returns. Sector allocation did not have a material impact on relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that contributed most to the Fund’s absolute performance included Lantheus Holdings and Nabors Industries. Shares of Lantheus Holdings, a diagnostic medical imaging company, rose after the company announced fourth-quarter and full-year 2021 earnings that came in ahead of expectations. The company attributed its growth to the successful launch of Pylarify, a PET imaging agent for prostate cancer, and later announced a partnership with Novartis to include Pylarify in clinical trials. Management provided 2022 revenue guidance of $685 million to $710 million, representing a 60-65% increase over 2021. The share price of Nabors Industries, a global oil and gas drilling contractor, rose due to demand imbalance in the energy market, creating a favorable environment for drilling services as producers planned to increase capacity. Both positions were still held in the Fund at the end of the reporting period.
The holdings that detracted most significantly from absolute performance were Codexis and Marathon Digital. Shares in Codexis, a protein engineering company, fell due to concern regarding future growth. Despite reporting strong 2021 revenue growth, the company’s concentration in sales – driven by Pfizer’s demand for a proprietary enzyme used to produce its COVID-19 antiviral Paxlovid – sparked concern as to whether top-line momentum will be sustained. Management stated 2022 guidance of $112 to $118 million in product revenues, with Pfizer revenues accounting for $75 to $80 million. Shares of Marathon Digital, a digital asset technology company, fell amid a lower appetite for risk assets, including cryptocurrencies. In April 2022, the Environmental Protection Agency announced that cryptocurrency mining facilities would be evaluated for compliance with the Clean Air Act and Clean Water Act as a result of their outsized contribution to greenhouse gas emissions. Both positions were still held in the Fund at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in names where we identified a potential positive fundamental inflection. Purchases included shares in Sun Country Airlines, an ultra-low-cost passenger and cargo airline. The company is adding capacity to their fleet and should benefit as leisure and business travel continue to recover. The Fund also purchased shares in Stratasys, a manufacturer of 3D printers and 3D production systems. The company is launching several new products.
During the same period, the Fund sold its position in industrial battery manufacturer Enersys; the company failed to manage supply to meet demand, leading management to disavow previously issued guidance. The Fund also exited its position in Gentherm, an auto parts supplier that faced ongoing supply-chain challenges and risks associated with meaningful production exposure to Ukraine.
How did the Fund’s sector and/or country weightings change during the reporting period?
A core part of our philosophy is to maintain the Fund’s risk profile in line with the Index. To achieve this, we keep the Fund’s sector and industry weights close to those of the Index (typically +/−5%). The Fund’s largest increases in active weight during the reporting period were in the consumer staples and real estate
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

sectors, while the largest decreases were in the financials and communication services sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund’s largest overweight exposures relative to the Index were in the industrials and materials sectors. As of the same date, the Fund’s most significantly underweight exposures were in the consumer discretionary and energy sectors.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay WMC Small Companies Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 95.4%
Airlines 1.5%
Sun Country Airlines Holdings, Inc. (a)	188,721	$ 5,191,715
Auto Components 1.1%
Dana, Inc.	240,922	3,568,055
Banks 7.4%
Allegiance Bancshares, Inc.	128,381	5,245,648
First Foundation, Inc.	128,811	2,862,180
OFG Bancorp	150,440	3,998,695
Old National Bancorp	290,057	4,397,264
United Community Banks, Inc.	135,293	4,077,731
Veritex Holdings, Inc.	139,348	4,577,582
		25,159,100
Biotechnology 5.0%
Amicus Therapeutics, Inc. (a)	374,264	2,649,789
Celldex Therapeutics, Inc. (a)	128,803	3,934,932
Iovance Biotherapeutics, Inc. (a)	231,500	3,507,225
Kymera Therapeutics, Inc. (a)	47,116	1,477,086
Myovant Sciences Ltd. (a)(b)	306,902	2,857,258
Sage Therapeutics, Inc. (a)	86,287	2,719,766
		17,146,056
Building Products 3.3%
Apogee Enterprises, Inc.	95,967	4,222,548
Insteel Industries, Inc.	98,230	4,166,916
PGT Innovations, Inc. (a)	163,866	2,911,899
		11,301,363
Capital Markets 2.2%
Hamilton Lane, Inc., Class A	57,850	3,967,353
Moelis & Co., Class A	80,803	3,576,341
		7,543,694
Chemicals 3.2%
Livent Corp. (a)(b)	291,679	6,230,264
Minerals Technologies, Inc.	71,792	4,566,689
		10,796,953
Commercial Services & Supplies 1.5%
Interface, Inc.	414,836	5,264,269
Construction & Engineering 1.4%
Badger Infrastructure Solutions Ltd.	205,958	4,769,587
Consumer Finance 3.6%
Enova International, Inc. (a)	176,600	6,604,840
	Shares	Value

Consumer Finance (continued)
PRA Group, Inc. (a)	133,224	$ 5,599,405
		12,204,245
Electronic Equipment, Instruments & Components 2.8%
FARO Technologies, Inc. (a)	124,307	4,262,487
Knowles Corp. (a)	274,670	5,086,888
		9,349,375
Energy Equipment & Services 4.1%
Liberty Oilfield Services, Inc., Class A (a)	406,446	6,560,038
Nabors Industries Ltd. (a)	46,758	7,229,722
		13,789,760
Equity Real Estate Investment Trusts 6.8%
Acadia Realty Trust	315,116	6,592,227
Piedmont Office Realty Trust, Inc., Class A	321,157	5,170,628
Uniti Group, Inc.	500,763	6,204,453
Veris Residential, Inc. (a)	311,425	4,985,914
		22,953,222
Food Products 1.5%
Calavo Growers, Inc.	144,473	5,235,702
Gas Utilities 2.0%
New Jersey Resources Corp.	155,383	6,706,330
Health Care Equipment & Supplies 5.5%
Lantheus Holdings, Inc. (a)	122,397	8,128,385
Orthofix Medical, Inc. (a)	167,501	5,192,531
SI-BONE, Inc. (a)	263,339	5,261,513
		18,582,429
Health Care Providers & Services 1.8%
AMN Healthcare Services, Inc. (a)	62,476	6,107,029
Hotels, Restaurants & Leisure 1.9%
Hilton Grand Vacations, Inc. (a)	140,322	6,571,279
Household Durables 1.3%
Skyline Champion Corp. (a)	89,814	4,584,107
IT Services 1.7%
I3 Verticals, Inc., Class A (a)	210,503	5,778,307
Life Sciences Tools & Services 1.5%
Codexis, Inc. (a)	422,877	5,087,210
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Marine 2.0%
Kirby Corp. (a)	104,974	$ 6,844,305
Media 0.8%
Cardlytics, Inc. (a)	81,882	2,794,633
Metals & Mining 3.9%
Carpenter Technology Corp.	188,383	7,192,463
MP Materials Corp. (a)(b)	161,545	6,145,172
		13,337,635
Pharmaceuticals 2.3%
Arvinas, Inc. (a)	60,868	3,345,914
Pacira BioSciences, Inc. (a)	58,088	4,331,622
		7,677,536
Professional Services 3.8%
ICF International, Inc.	66,077	6,529,069
Insperity, Inc.	58,927	6,249,208
		12,778,277
Real Estate Management & Development 1.8%
Marcus & Millichap, Inc.	132,966	5,955,547
Semiconductors & Semiconductor Equipment 2.9%
Tower Semiconductor Ltd. (a)	205,354	9,918,599
Software 4.7%
Agilysys, Inc. (a)(b)	147,059	5,413,242
Box, Inc., Class A (a)	275,702	8,441,995
Marathon Digital Holdings, Inc. (a)(b)	145,422	2,268,583
		16,123,820
Specialty Retail 1.3%
LL Flooring Holdings, Inc. (a)	327,938	4,528,824
Technology Hardware, Storage & Peripherals 1.3%
Stratasys Ltd. (a)	227,190	4,405,214
Thrifts & Mortgage Finance 4.4%
Federal Agricultural Mortgage Corp., Class C	38,387	3,931,980
MGIC Investment Corp.	397,247	5,188,046
NMI Holdings, Inc., Class A (a)	154,957	2,848,110
WSFS Financial Corp.	76,194	3,053,094
		15,021,230
	Shares	Value

Trading Companies & Distributors 5.1%
Boise Cascade Co.	114,240	$ 8,634,259
MRC Global, Inc. (a)	723,139	8,670,437
		17,304,696
Total Common Stocks (Cost $345,619,119)		324,380,103
Exchange-Traded Fund 4.1%
iShares Russell 2000 ETF (b)	75,389	13,943,195
Total Exchange-Traded Fund (Cost $14,657,445)		13,943,195

	Number of Warrants
Warrants 0.2%
Energy Equipment & Services 0.2%
Nabors Industries Ltd.
Expires 6/11/26 (a)	20,184	633,780
Total Warrants (Cost $0)		633,780

	Shares
Short-Term Investments 5.7%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 0.397% (c)	3,016,740	3,016,740
Unaffiliated Investment Companies 4.8%
BlackRock Liquidity FedFund, 0.375% (c)(d)	2,000,000	2,000,000
Invesco Government & Agency Portfolio, 0.419% (c)(d)	14,168,737	14,168,737
Total Unaffiliated Investment Companies (Cost $16,168,737)		16,168,737
Total Short-Term Investments (Cost $19,185,477)		19,185,477
Total Investments (Cost $379,462,041)	105.4%	358,142,555
Other Assets, Less Liabilities	(5.4)	(18,201,673)
Net Assets	100.0%	$ 339,940,882

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay WMC Small Companies Fund

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $16,547,015; the total market value of collateral held by the Fund was $17,510,474. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $1,341,737. The Fund received cash collateral with a value of $16,168,737. (See Note 2(G))

(c)	Current yield as of April 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 15,834	$ 55,916	$ (68,733)	$ —	$ —	$ 3,017	$ 1	$ —	3,017

Abbreviation(s):
ETF—Exchange-Traded Fund
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 324,380,103	$ —	$ —	$ 324,380,103
Exchange-Traded Fund	13,943,195	—	—	13,943,195
Warrants	633,780	—	—	633,780
Short-Term Investments
Affiliated Investment Company	3,016,740	—	—	3,016,740
Unaffiliated Investment Companies	16,168,737	—	—	16,168,737
Total Short-Term Investments	19,185,477	—	—	19,185,477
Total Investments in Securities	$ 358,142,555	$ —	$ —	$ 358,142,555

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $376,445,301) including securities on loan of $16,547,015	$355,125,815
Investment in affiliated investment companies, at value (identified cost $3,016,740)	3,016,740
Receivables:
Investment securities sold	338,518
Fund shares sold	43,999
Securities lending	10,584
Dividends	1,204
Other assets	144,614
Total assets	358,681,474
Liabilities
Cash collateral received for securities on loan	16,168,737
Payables:
Investment securities purchased	1,688,976
Fund shares redeemed	363,462
Manager (See Note 3)	237,924
Transfer agent (See Note 3)	114,573
Shareholder communication	75,790
NYLIFE Distributors (See Note 3)	47,475
Custodian	24,226
Professional fees	14,454
Trustees	609
Accrued expenses	4,366
Total liabilities	18,740,592
Net assets	$339,940,882
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$14,966
Additional paid-in-capital	364,426,905
364,441,871
Total distributable earnings (loss)	(24,500,989)
Net assets	$339,940,882
Class A
Net assets applicable to outstanding shares	$152,501,498
Shares of beneficial interest outstanding	6,789,477
Net asset value per share outstanding	$22.46
Maximum sales charge (5.50% of offering price)	1.31
Maximum offering price per share outstanding	$23.77
Investor Class
Net assets applicable to outstanding shares	$39,029,900
Shares of beneficial interest outstanding	1,796,282
Net asset value per share outstanding	$21.73
Maximum sales charge (5.00% of offering price)	1.14
Maximum offering price per share outstanding	$22.87
Class B
Net assets applicable to outstanding shares	$2,777,440
Shares of beneficial interest outstanding	159,305
Net asset value and offering price per share outstanding	$17.43
Class C
Net assets applicable to outstanding shares	$3,171,541
Shares of beneficial interest outstanding	181,997
Net asset value and offering price per share outstanding	$17.43
Class I
Net assets applicable to outstanding shares	$141,814,564
Shares of beneficial interest outstanding	6,009,978
Net asset value and offering price per share outstanding	$23.60
Class R1
Net assets applicable to outstanding shares	$57,758
Shares of beneficial interest outstanding	2,465
Net asset value and offering price per share outstanding	$23.43
Class R2
Net assets applicable to outstanding shares	$115,580
Shares of beneficial interest outstanding	5,191
Net asset value and offering price per share outstanding	$22.27
Class R3
Net assets applicable to outstanding shares	$472,601
Shares of beneficial interest outstanding	21,504
Net asset value and offering price per share outstanding	$21.98
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay WMC Small Companies Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $425,674)	$8,293,067
Securities lending	35,598
Dividends-affiliated	511
Total income	8,329,176
Expenses
Manager (See Note 3)	1,505,056
Distribution/Service—Class A (See Note 3)	211,337
Distribution/Service—Investor Class (See Note 3)	53,950
Distribution/Service—Class B (See Note 3)	17,301
Distribution/Service—Class C (See Note 3)	18,432
Distribution/Service—Class R2 (See Note 3)	155
Distribution/Service—Class R3 (See Note 3)	1,223
Transfer agent (See Note 3)	243,859
Registration	56,833
Professional fees	31,268
Shareholder communication	13,294
Custodian	9,793
Trustees	4,158
Shareholder service (See Note 3)	338
Miscellaneous	21,744
Total expenses before waiver/reimbursement	2,188,741
Expense waiver/reimbursement from Manager (See Note 3)	(29,383)
Net expenses	2,159,358
Net investment income (loss)	6,169,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(8,571,514)
Foreign currency transactions	7,334
Net realized gain (loss)	(8,564,180)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(32,450,529)
Translation of other assets and liabilities in foreign currencies	(46)
Net change in unrealized appreciation (depreciation)	(32,450,575)
Net realized and unrealized gain (loss)	(41,014,755)
Net increase (decrease) in net assets resulting from operations	$(34,844,937)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,169,818	$(1,007,002)
Net realized gain (loss)	(8,564,180)	134,212,588
Net change in unrealized appreciation (depreciation)	(32,450,575)	(7,251,538)
Net increase (decrease) in net assets resulting from operations	(34,844,937)	125,954,048
Distributions to shareholders:
Class A	(42,316,695)	—
Investor Class	(11,028,249)	—
Class B	(1,147,348)	—
Class C	(1,159,625)	—
Class I	(37,368,289)	—
Class R1	(14,689)	—
Class R2	(30,236)	—
Class R3	(118,773)	—
Total distributions to shareholders	(93,183,904)	—
Capital share transactions:
Net proceeds from sales of shares	22,989,861	67,294,645
Net asset value of shares issued to shareholders in reinvestment of distributions	91,620,671	—
Cost of shares redeemed	(48,581,657)	(83,496,240)
Increase (decrease) in net assets derived from capital share transactions	66,028,875	(16,201,595)
Net increase (decrease) in net assets	(61,999,966)	109,752,453
Net Assets
Beginning of period	401,940,848	292,188,395
End of period	$339,940,882	$401,940,848
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$32.63	$22.62	$24.59	$28.34	$31.91	$26.45
Net investment income (loss) (a)	0.41	(0.10)	(0.07)	0.07	0.06	0.03
Net realized and unrealized gain (loss)	(2.81)	10.11	(1.83)	0.24	(0.98)	5.54
Total from investment operations	(2.40)	10.01	(1.90)	0.31	(0.92)	5.57
Less distributions:
From net investment income	—	—	(0.05)	(0.05)	—	(0.11)
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)	—
Return of capital	—	—	(0.02)	—	—	—
Total distributions	(7.77)	—	(0.07)	(4.06)	(2.65)	(0.11)
Net asset value at end of period	$22.46	$32.63	$22.62	$24.59	$28.34	$31.91
Total investment return (b)	(9.30)%	44.25%	(7.76)%	1.41%	(3.48)%	21.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%††	(0.32)%	(0.30)%	0.27%	0.19%	0.10%
Net expenses (c)	1.20%††	1.21%	1.25%	1.25%	1.23%	1.24%
Expenses (before waiver/reimbursement)	1.20%††(c)	1.22%(c)	1.25%	1.25%	1.23%	1.24%
Portfolio turnover rate	40%	108%	208%	205%	92%	60%
Net assets at end of period (in 000’s)	$152,501	$178,454	$115,403	$141,548	$155,636	$163,350

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$31.86	$22.14	$24.07	$27.85	$31.48	$26.09
Net investment income (loss) (a)	0.37	(0.17)	(0.13)	(0.01)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	(2.73)	9.89	(1.80)	0.24	(0.96)	5.48
Total from investment operations	(2.36)	9.72	(1.93)	0.23	(0.98)	5.43
Less distributions:
From net investment income	—	—	(0.00)‡	—	—	(0.04)
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(7.77)	—	(0.00)‡	(4.01)	(2.65)	(0.04)
Net asset value at end of period	$21.73	$31.86	$22.14	$24.07	$27.85	$31.48
Total investment return (b)	(9.42)%	43.90%	(8.02)%	1.09%	(3.74)%	20.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.00%††	(0.57)%	(0.57)%	(0.05)%	(0.06)%	(0.16)%
Net expenses (c)	1.47%††	1.49%	1.52%	1.55%	1.49%	1.50%
Expenses (before waiver/reimbursement) (c)	1.59%††	1.66%	1.70%	1.64%	1.56%	1.50%
Portfolio turnover rate	40%	108%	208%	205%	92%	60%
Net assets at end of period (in 000's)	$39,030	$45,382	$41,547	$49,342	$48,569	$57,488

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$27.20	$19.04	$20.86	$24.83	$28.54	$23.80
Net investment income (loss) (a)	0.23	(0.34)	(0.25)	(0.16)	(0.22)	(0.23)
Net realized and unrealized gain (loss)	(2.23)	8.50	(1.57)	0.20	(0.84)	4.97
Total from investment operations	(2.00)	8.16	(1.82)	0.04	(1.06)	4.74
Less distributions:
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)	—
Net asset value at end of period	$17.43	$27.20	$19.04	$20.86	$24.83	$28.54
Total investment return (b)	(9.79)%	42.86%	(8.72)%	0.35%	(4.46)%	19.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25%††	(1.31)%	(1.30)%	(0.74)%	(0.80)%	(0.86)%
Net expenses (c)	2.22%††	2.24%	2.27%	2.30%	2.24%	2.25%
Expenses (before waiver/reimbursement) (c)	2.34%††	2.41%	2.45%	2.39%	2.31%	2.25%
Portfolio turnover rate	40%	108%	208%	205%	92%	60%
Net assets at end of period (in 000’s)	$2,777	$4,021	$4,447	$7,442	$10,698	$15,188

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$27.19	$19.03	$20.84	$24.81	$28.52	$23.79
Net investment income (loss) (a)	0.23	(0.34)	(0.25)	(0.13)	(0.22)	(0.24)
Net realized and unrealized gain (loss)	(2.22)	8.50	(1.56)	0.17	(0.84)	4.97
Total from investment operations	(1.99)	8.16	(1.81)	0.04	(1.06)	4.73
Less distributions:
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)	—
Net asset value at end of period	$17.43	$27.19	$19.03	$20.84	$24.81	$28.52
Total investment return (b)	(9.71)%	42.88%(c)	(8.69)%	0.35%	(4.47)%	19.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%††	(1.32)%	(1.30)%	(0.60)%	(0.81)%	(0.88)%
Net expenses (d)	2.22%††	2.24%	2.27%	2.30%	2.24%	2.25%
Expenses (before waiver/reimbursement) (d)	2.34%††	2.41%	2.45%	2.39%	2.31%	2.25%
Portfolio turnover rate	40%	108%	208%	205%	92%	60%
Net assets at end of period (in 000’s)	$3,172	$4,129	$3,201	$5,469	$14,156	$17,770

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$33.85	$23.40	$25.44	$29.19	$32.72	$27.11
Net investment income (loss) (a)	0.46	(0.02)	(0.01)	0.17	0.14	0.11
Net realized and unrealized gain (loss)	(2.94)	10.47	(1.90)	0.22	(1.02)	5.68
Total from investment operations	(2.48)	10.45	(1.91)	0.39	(0.88)	5.79
Less distributions:
From net investment income	—	—	(0.09)	(0.13)	—	(0.18)
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)	—
Return of capital	—	—	(0.04)	—	—	—
Total distributions	(7.77)	—	(0.13)	(4.14)	(2.65)	(0.18)
Net asset value at end of period	$23.60	$33.85	$23.40	$25.44	$29.19	$32.72
Total investment return (b)	(9.17)%	44.66%	(7.55)%	1.67%	(3.26)%	21.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46%††	(0.05)%	(0.06)%	0.66%	0.45%	0.36%
Net expenses (c)	0.95%††	0.96%	1.00%	1.00%	0.98%	0.99%
Expenses (before waiver/reimbursement)	0.95%††(c)	0.97%(c)	1.00%	1.00%	0.98%	0.99%
Portfolio turnover rate	40%	108%	208%	205%	92%	60%
Net assets at end of period (in 000’s)	$141,815	$169,281	$127,115	$146,525	$306,746	$332,900

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R1		2021	2020	2019	2018	2017
Net asset value at beginning of period	$33.69	$23.31	$25.34	$29.09	$32.65	$27.05
Net investment income (loss) (a)	0.44	(0.05)	(0.04)	0.10	0.12	0.08
Net realized and unrealized gain (loss)	(2.93)	10.43	(1.88)	0.26	(1.03)	5.68
Total from investment operations	(2.49)	10.38	(1.92)	0.36	(0.91)	5.76
Less distributions:
From net investment income	—	—	(0.08)	(0.10)	—	(0.16)
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)	—
Return of capital	—	—	(0.03)	—	—	—
Total distributions	(7.77)	—	(0.11)	(4.11)	(2.65)	(0.16)
Net asset value at end of period	$23.43	$33.69	$23.31	$25.34	$29.09	$32.65
Total investment return (b)	(9.23)%	44.53%(c)	(7.62)%	1.57%	(3.36)%	21.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.35%††	(0.16)%	(0.18)%	0.41%	0.38%	0.25%
Net expenses (d)	1.05%††	1.06%	1.10%	1.10%	1.08%	1.09%
Expenses (before waiver/reimbursement)	1.05%††(d)	1.07%(d)	1.10%	1.10%	1.08%	1.09%
Portfolio turnover rate	40%	108%	208%	205%	92%	60%
Net assets at end of period (in 000’s)	$58	$64	$44	$65	$63	$97

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$32.43	$22.50	$24.47	$28.21	$31.81	$26.37
Net investment income (loss) (a)	0.39	(0.13)	(0.09)	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	(2.78)	10.06	(1.83)	0.25	(0.98)	5.54
Total from investment operations	(2.39)	9.93	(1.92)	0.29	(0.95)	5.53
Less distributions:
From net investment income	—	—	(0.04)	(0.02)	—	(0.09)
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)	—
Return of capital	—	—	(0.01)	—	—	—
Total distributions	(7.77)	—	(0.05)	(4.03)	(2.65)	(0.09)
Net asset value at end of period	$22.27	$32.43	$22.50	$24.47	$28.21	$31.81
Total investment return (b)	(9.33)%	44.13%	(7.84)%	1.30%	(3.59)%	21.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.09%††	(0.41)%	(0.40)%	0.18%	0.09%	(0.03)%
Net expenses (c)	1.30%††	1.31%	1.35%	1.35%	1.33%	1.34%
Expenses (before waiver/reimbursement)	1.30%††(c)	1.32%(c)	1.35%	1.35%	1.33%	1.34%
Portfolio turnover rate	40%	108%	208%	205%	92%	60%
Net assets at end of period (in 000’s)	$116	$126	$88	$111	$137	$137

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$32.14	$22.35	$24.32	$28.11	$31.78	$26.39
Net investment income (loss) (a)	0.35	(0.20)	(0.15)	(0.04)	(0.05)	(0.10)
Net realized and unrealized gain (loss)	(2.74)	9.99	(1.82)	0.26	(0.97)	5.55
Total from investment operations	(2.39)	9.79	(1.97)	0.22	(1.02)	5.45
Less distributions:
From net investment income	—	—	—	—	—	(0.06)
From net realized gain on investments	(7.77)	—	—	(4.01)	(2.65)	—
Total distributions	(7.77)	—	—	(4.01)	(2.65)	(0.06)
Net asset value at end of period	$21.98	$32.14	$22.35	$24.32	$28.11	$31.78
Total investment return (b)	(9.44)%	43.80%	(8.10)%	1.04%	(3.83)%	20.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80%††	(0.66)%	(0.67)%	(0.15)%	(0.15)%	(0.32)%
Net expenses (c)	1.55%††	1.56%	1.60%	1.60%	1.58%	1.59%
Expenses (before waiver/reimbursement)	1.55%††(c)	1.57%(c)	1.60%	1.60%	1.58%	1.59%
Portfolio turnover rate	40%	108%	208%	205%	92%	60%
Net assets at end of period (in 000’s)	$473	$484	$343	$342	$204	$181

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay WMC Small Companies Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Small Companies Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	January 12, 1987
Class R1	July 31, 2012
Class R2	July 31, 2012
Class R3	February 29, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as
21

Notes to Financial Statements (Unaudited) (continued)
defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market

22	MainStay WMC Small Companies Fund

value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
23

Notes to Financial Statements (Unaudited) (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of April 30, 2022 are shown in the Portfolio of Investments.
(I) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $1,505,056 and waived fees and/or reimbursed expenses in the amount of $29,383 and paid the Subadvisor fees in the amount of $705,545.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

24	MainStay WMC Small Companies Fund

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$31
Class R2	62
Class R3	245
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $8,390 and $3,204, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares during the six-month period ended April 30, 2022, of $320 and $545, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$65,574	$—
Investor Class	100,655	(25,126)
Class B	8,130	(2,075)
Class C	8,634	(2,182)
Class I	60,604	—
Class R1	24	—
Class R2	48	—
Class R3	190	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per
25

Notes to Financial Statements (Unaudited) (continued)
account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R1	$57,758	100.0%
Class R2	56,369	48.8
Class R3	38,772	8.2
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$380,260,648	$32,175,409	$(54,293,502)	$(22,118,093)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $146,375 and $155,078, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	216,113	$5,649,612
Shares issued to shareholders in reinvestment of distributions	1,699,562	41,588,286
Shares redeemed	(669,375)	(16,804,300)
Net increase (decrease) in shares outstanding before conversion	1,246,300	30,433,598
Shares converted into Class A (See Note 1)	75,390	1,887,024
Shares converted from Class A (See Note 1)	(458)	(11,247)
Net increase (decrease)	1,321,232	$32,309,375
Year ended October 31, 2021:
Shares sold	730,189	$23,097,708
Shares redeemed	(813,539)	(25,189,750)
Net increase (decrease) in shares outstanding before conversion	(83,350)	(2,092,042)
Shares converted into Class A (See Note 1)	448,765	13,503,930
Net increase (decrease)	365,415	$11,411,888

26	MainStay WMC Small Companies Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	26,585	$658,913
Shares issued to shareholders in reinvestment of distributions	464,342	11,004,918
Shares redeemed	(72,141)	(1,764,144)
Net increase (decrease) in shares outstanding before conversion	418,786	9,899,687
Shares converted into Investor Class (See Note 1)	12,943	302,064
Shares converted from Investor Class (See Note 1)	(59,894)	(1,460,709)
Net increase (decrease)	371,835	$8,741,042
Year ended October 31, 2021:
Shares sold	84,193	$2,560,266
Shares redeemed	(138,670)	(4,154,362)
Net increase (decrease) in shares outstanding before conversion	(54,477)	(1,594,096)
Shares converted into Investor Class (See Note 1)	24,690	770,932
Shares converted from Investor Class (See Note 1)	(422,445)	(12,397,422)
Net increase (decrease)	(452,232)	$(13,220,586)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,381	$68,421
Shares issued to shareholders in reinvestment of distributions	58,503	1,115,648
Shares redeemed	(19,094)	(365,274)
Net increase (decrease) in shares outstanding before conversion	42,790	818,795
Shares converted from Class B (See Note 1)	(31,335)	(594,655)
Net increase (decrease)	11,455	$224,140
Year ended October 31, 2021:
Shares sold	2,966	$78,338
Shares redeemed	(38,233)	(988,697)
Net increase (decrease) in shares outstanding before conversion	(35,267)	(910,359)
Shares converted from Class B (See Note 1)	(50,437)	(1,310,156)
Net increase (decrease)	(85,704)	$(2,220,515)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,948	$81,962
Shares issued to shareholders in reinvestment of distributions	60,841	1,159,625
Shares redeemed	(27,582)	(554,341)
Net increase (decrease) in shares outstanding before conversion	37,207	687,246
Shares converted from Class C (See Note 1)	(7,106)	(133,724)
Net increase (decrease)	30,101	$553,522
Year ended October 31, 2021:
Shares sold	56,965	$1,519,582
Shares redeemed	(52,522)	(1,363,627)
Net increase (decrease) in shares outstanding before conversion	4,443	155,955
Shares converted from Class C (See Note 1)	(20,761)	(567,284)
Net increase (decrease)	(16,318)	$(411,329)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	637,248	$16,477,343
Shares issued to shareholders in reinvestment of distributions	1,424,883	36,590,999
Shares redeemed	(1,053,105)	(29,081,394)
Net increase (decrease) in shares outstanding before conversion	1,009,026	23,986,948
Shares converted into Class I (See Note 1)	436	11,247
Net increase (decrease)	1,009,462	$23,998,195
Year ended October 31, 2021:
Shares sold	1,202,922	$39,955,155
Shares redeemed	(1,634,487)	(51,701,876)
Net increase (decrease)	(431,565)	$(11,746,721)

Class R1(a)	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	576	$14,689
Net increase (decrease)	576	$14,689

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	63	$1,568
Shares issued to shareholders in reinvestment of distributions	1,246	30,236
Shares redeemed	(1)	(31)
Net increase (decrease)	1,308	$31,773
Year ended October 31, 2021:
Shares sold	91	$2,791
Shares redeemed	(98)	(3,048)
Net increase (decrease)	(7)	$(257)

27

Notes to Financial Statements (Unaudited) (continued)
Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,126	$52,042
Shares issued to shareholders in reinvestment of distributions	4,849	116,270
Shares redeemed	(521)	(12,173)
Net increase (decrease)	6,454	$156,139
Year ended October 31, 2021:
Shares sold	2,677	$80,805
Shares redeemed	(2,977)	(94,880)
Net increase (decrease)	(300)	$(14,075)

(a)	No activity during the period ended October 31, 2021.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay WMC Small Companies Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Small Companies Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Fund and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had

30	MainStay WMC Small Companies Fund

taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments regarding the Fund’s investment performance and the Board’s approval to terminate the previous subadvisor, approve a new subadvisory agreement between New York Life Investments and Wellington Management Company LLP with respect to the Fund and reposition the Fund, effective March 5, 2021.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Fund’s total ordinary operating expenses.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

32	MainStay WMC Small Companies Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

34	MainStay WMC Small Companies Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1736841MS086-22
MSWSC10-06/22
(NYLIM) NL531

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 6, 2022

By:	/s/ Jack Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 6, 2022